UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-04681
Name of Registrant:	Vanguard Bond Index Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2014 – June 30, 2014
Item 1: Reports to Shareholders

Semiannual Report | June 30, 2014

Vanguard Bond Index Funds

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	4
Short-Term Bond Index Fund.	10
Intermediate-Term Bond Index Fund.	30
Long-Term Bond Index Fund.	50
About Your Fund’s Expenses.	67
Trustees Approve Advisory Arrangements.	70
Glossary.	71

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Bond Index Fund
Investor Shares	0.76%	0.53%	0.40%	0.93%
Admiral™ Shares	0.86	0.58	0.40	0.98
Signal® Shares	0.86	0.58	0.40	0.98
Institutional Shares	0.89	0.60	0.40	1.00
Institutional Plus Shares	0.91	0.61	0.40	1.01
ETF Shares	0.86
Market Price				1.01
Net Asset Value				1.01
Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index				1.06
Spliced 1–5 Year Investment-Grade Debt Funds Average				1.22
For a benchmark description, see the Glossary.
Spliced 1–5 Year Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Vanguard Intermediate-Term Bond Index Fund
Investor Shares	2.45%	1.46%	3.47%	4.93%
Admiral Shares	2.55	1.52	3.47	4.99
Signal Shares	2.55	1.52	3.47	4.99
Institutional Shares	2.58	1.53	3.47	5.00
Institutional Plus Shares	2.60	1.54	3.47	5.01
ETF Shares	2.55
Market Price				5.04
Net Asset Value				4.98
Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index				4.91
Spliced Intermediate Investment-Grade Debt Funds Average				4.09
For a benchmark description, see the Glossary.
Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares,
Institutional Shares, and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers.
The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964;
7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

1

Your Fund’s Total Returns

Six Months Ended June 30, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Long-Term Bond Index Fund
Investor Shares	3.96%	2.32%	9.75%	12.07%
Institutional Shares	4.09	2.39	9.75	12.14
Institutional Plus Shares	4.11	2.40	9.75	12.15
ETF Shares	4.06
Market Price				11.96
Net Asset Value				12.13
Barclays U.S. Long Government/Credit Float Adjusted Index				11.81
Spliced Corporate A-Rated Debt Funds Average				5.53
For a benchmark description, see the Glossary.
Spliced Corporate A-Rated Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Shares and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138;
7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

2

Your Fund’s Performance at a Glance

December 31, 2013, Through June 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Short-Term Bond Index Fund
Investor Shares	$10.49	$10.53	$0.056	$0.002
Admiral Shares	10.49	10.53	0.061	0.002
Signal Shares	10.49	10.53	0.061	0.002
Institutional Shares	10.49	10.53	0.063	0.002
Institutional Plus Shares	10.49	10.53	0.064	0.002
ETF Shares	79.89	80.30	0.385	0.015
Vanguard Intermediate-Term Bond Index Fund
Investor Shares	$11.09	$11.47	$0.160	$0.005
Admiral Shares	11.09	11.47	0.165	0.005
Signal Shares	11.09	11.47	0.165	0.005
Institutional Shares	11.09	11.47	0.167	0.005
Institutional Plus Shares	11.09	11.47	0.168	0.005
ETF Shares	81.65	84.63	1.034	0.037
Vanguard Long-Term Bond Index Fund
Investor Shares	$12.41	$13.62	$0.278	$0.000
Institutional Shares	12.41	13.62	0.287	0.000
Institutional Plus Shares	12.41	13.62	0.288	0.000
ETF Shares	81.45	89.72	1.547	0.000

Chairman’s Letter

Dear Shareholder,

Bond yields unexpectedly reversed course in 2014. They began heading higher in May 2013 at the prospect of the Federal Reserve scaling back its bond purchases. But the tide turned in January for all but the shortest-dated maturities. An array of factors rekindled investor appetite for bonds in general, including sputtering economic growth, continued loose monetary policy at home and abroad, and instability in some emerging markets.

Longer-dated bonds—which were among the hardest hit by last year’s rise in rates—produced the biggest gains for the six months ended June 30, 2014. Vanguard Long-Term Bond Index Fund returned 12.07%, largely from price appreciation. Vanguard Intermediate-Term Bond Index Fund returned a more modest 4.93% and Vanguard Short-Term Bond Index Fund 0.93%. (Returns and yields cited in this letter are for Investor Shares.)

All three funds performed roughly in line with their expense-free target indexes. Some deviation—whether positive or negative—can be expected given the funds’ sampling approach to approximate the indexes, as well as temporary pricing differences that may arise between the funds and their indexes. Results for the funds were mixed compared with the average returns of their peer groups, which include actively managed funds.

The 30-day SEC yield for the Short-Term Fund rose over the six months from 0.68% to 0.76%. In contrast, rising prices for longer bonds drove down the 30-day SEC yield for the Intermediate-Term Fund from 2.73% to 2.45% and for the Long-Term Fund from 4.54% to 3.96%.

Fixed income performed solidly both in the U.S. and abroad
Bond prices spent most of the six months regaining the ground they lost in 2013. Investors’ greater appetite for tax-exempt income and a decline in the pool of new issues helped municipal bonds return 6.00%, outpacing the 3.93% result for the broad U.S. taxable bond market.

Returns remained tiny for money market funds and savings accounts because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 5.59%.

In June, the European Central Bank made the unprecedented move of lowering a key interest rate below zero, to –0.10%, in an effort to avert deflation and induce banks to lend and thus fuel economic growth. The central banks of England, Japan, and China continued with monetary easing as well.

Market Barometer
			Total Returns
		Periods Ended June 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.93%	4.37%	4.85%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.00	6.14	5.81
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	7.27%	25.35%	19.25%
Russell 2000 Index (Small-caps)	3.19	23.64	20.21
Russell 3000 Index (Broad U.S. market)	6.94	25.22	19.33
FTSE All-World ex US Index (International)	5.75	21.93	11.40

CPI
Consumer Price Index	2.27%	2.07%	2.02%

5

Although the half year was strong worldwide for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

After starting the half year slowly, stocks pushed higher
U.S. stocks declined in January but went on to advance in each of the next five months. For the half year, the broad U.S. stock market returned about 7% as the global economy continued to recover, albeit unevenly, and corporate earnings remained solid. Stocks were notably resilient, surging ahead after dips sparked by turmoil in Iraq and conflict in Ukraine.

International stocks overall returned nearly 6%. Emerging markets stocks, which have rebounded sharply in recent months, were the top performers, followed by stocks of developed markets in Europe and then those in the Pacific region.

Investment-grade bonds rebounded, with long-dated ones faring best
The past half year serves as an example of how holding steady with your investments can work out better than trying to time the markets. Last spring, the Fed began bracing investors for a scaling back of its massive stimulative bond-buying program. Many investors reasonably assumed that curtailing those purchases could hurt prices, which did trend downward through the end of 2013.

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	Admiral	Signal	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Plus Shares	Shares	Average
Short-Term Bond Index Fund	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%	0.81%
Intermediate-Term Bond Index
Fund	0.20	0.10	0.10	0.07	0.05	0.10	0.83
Long-Term Bond Index Fund	0.20	—	—	0.07	0.05	0.10	0.93

The fund expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the funds’ annualized expense ratios were: for the Short-Term Bond Index Fund, 0.20% for Investor Shares,
0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF
Shares; for the Intermediate-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for
Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.20% for
Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares. Peer-group expense ratios are derived from data provided by Lipper, a Thomson Reuters Company, and capture information through year-end 2013.

Peer groups: For the Short-Term Bond Index Fund, 1–5 Year Investment-Grade Debt Funds; for the Intermediate-Term Bond Index Fund, Core
Bond Funds Average; for the Long-Term Bond Index Fund, Corporate A-Rated Debt Funds.

6

The markets rarely evolve as expected, however, and investors who exited the bond market in the second half of 2013 or sought safety in short-term maturities in anticipation that the Fed would taper its purchases missed out on the strong recovery that began early this year among longer-dated bonds in particular.

Market predictions about yields often miss the mark

U.S. bond yields have been below their historical long-term averages for some time now.
But history has shown that just because yields are low doesn’t mean that they have to move higher.

At the end of 2010, the market believed yields were at such low levels that a significant rise was in the offing. The dotted line in the chart below shows where the market expected
Treasury yields to be three years down the road (as indicated by the so-called forward yield curve). For some maturities, those expectations implied that yields would more than double.

Bond yields rarely move as expected, however. The black line in the chart shows that Treasury yields at the end of 2013 were well below market expectations, and in fact even lower than where they had been three years earlier.

While the current low level of yields implies slim returns from bonds in the future, investors should keep in mind that it remains just as hard today as it was in 2010 to say where yields will head next.

The market’s forecast for 2013 yields versus where yields actually ended up

7

Over the six months, the yield of the 3-year Treasury note edged up 12 basis points to 0.88%, while that of the 10-year note fell 43 basis points to 2.54% and that of the 30-year note dropped 54 basis points to 3.37%. (A basis point is one-hundredth of a percentage point.)

Because yields and prices move in opposite directions, the overall rise in Treasury yields helped this segment of the bond market return close to 3% for the half year. That figure belies a wide range of returns by maturity, however, as short-dated securities gained little while long-dated securities posted double-digit returns. Treasuries accounted for roughly one-third of the Long-Term Fund’s assets and an even larger share of the two other funds.

Corporate bonds, whose weighting in the three funds ranged from roughly 25% to 50%, returned well over 5% as a whole. Bonds issued by financial institutions, which have had a strong run of late as sentiment toward the sector rebounded, lost some momentum. The broad industrials sector fared better, while the much smaller utilities sector had the highest return. As for credit quality, investors overall proved willing to take on more risk for the higher coupons of lower-rated bonds. And as with Treasuries, results for corporate bonds differed significantly by maturity, with long-dated securities posting double-digit returns.

Although investment-grade international sovereign bonds denominated in U.S. dollars made up a comparatively small part of the funds’ assets, it’s worth noting that they performed well. Part of that result can be chalked up to the ongoing monetary easing in many regions that I mentioned earlier.

International bonds can help diversify interest rate risk
As the Fed continues to trim its bond purchases, we’re likely to see more headlines about the prospect of higher interest rates and lower bond prices. But the latest media speculation is never a sound basis for changing your portfolio’s long-term allocation to bonds, which serve to moderate the much higher volatility of stocks.

Investors can nevertheless reduce their exposure to U.S. interest rate risk by shifting some of their portfolio’s bond allocation into international bonds.

Using nearly three decades’ worth of data from periods when interest rates rose, Vanguard has found that adding international bonds (whether hedged for foreign currency risk or issued in U.S. dollars) can effectively diversify an investor’s portfolio of local bonds regardless of the investor’s home country. Much of this benefit arises because the interest rate movements of various markets can cancel one another out to some extent, leading to more stable returns.

8

Of course, there’s no guarantee that such trends will continue, and diversification doesn’t prevent losses. But it’s unlikely that all interest rates across the globe would increase at the same time or by the same magnitude. (You can read more in Fearful of Rising Interest Rates? Consider a More Global Bond Portfolio, available at vanguard.com/research.)

This strategy of global diversification is simple and straightforward and can make sense in any rate environment. And unlike changes in interest rates, such a strategy is under your control.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 16, 2014

Short-Term Bond Index Fund

Fund Profile
As of June 30, 2014

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBISX	VBIRX	VBSSX	VBITX	VBIPX	BSV
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	0.76%	0.86%	0.86%	0.89%	0.91%	0.86%

Financial Attributes

		Barclays
		1–5 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	2,000	2,865	8,523
Yield to Maturity
(before expenses)	1.0%	1.0%	2.2%
Average Coupon	2.0%	2.2%	3.3%
Average Duration	2.7 years	2.7 years	5.6 years
Average Effective
Maturity	2.8 years	2.8 years	7.6 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Finance	10.8%
Foreign	8.0
Industrial	12.5
Treasury/Agency	67.3
Utilities	1.3
Other	0.1
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	1–5 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.98	0.72
Beta	0.97	0.33
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	67.4%
Aaa	5.2
Aa	4.8
A	12.5
Baa	10.1
Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three
agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	3.8%
1 - 3 Years	57.7
3 - 5 Years	38.5

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares,
0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

10

Short-Term Bond Index Fund

Investment Focus

Short-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2003, Through June 30, 2014
				Spliced
				Barclays
				1–5 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	2.98%	-1.28%	1.70%	1.85%
2005	3.48	-2.17	1.31	1.44
2006	4.39	-0.30	4.09	4.22
2007	4.79	2.43	7.22	7.27
2008	3.95	1.48	5.43	5.12
2009	2.91	1.37	4.28	4.62
2010	2.22	1.70	3.92	4.08
2011	1.85	1.11	2.96	3.13
2012	1.46	0.49	1.95	2.24
2013	1.10	-1.03	0.07	0.29
2014	0.53	0.40	0.93	1.06
For a benchmark description, see the Glossary. Note: For 2014, performance data reflect the six months ended June 30, 2014.

See Financial Highlights for dividend and capital gains information.

12

Short-Term Bond Index Fund

Average Annual Total Returns: Periods Ended June 30, 2014

						Ten Years
	Inception Date	One Year Five Years		Income	Capital	Total
Investor Shares	3/1/1994	1.59%	2.42%	2.82%	0.57%	3.39%
Admiral Shares	11/12/2001	1.69	2.53	2.91	0.57	3.48
Signal Shares	3/30/2007	1.69	2.53	2.51[1]	1.04[1]	3.55[1]
Institutional Shares	9/27/2011	1.73	—	1.41[1]	-0.05[1]	1.36[1]
Institutional Plus Shares	9/29/2011	1.75	—	1.43[1]	-0.05[1]	1.38[1]
ETF Shares	4/3/2007
Market Price		1.72	2.42			3.561
Net Asset Value		1.74	2.52			3.551
1 Return since inception.

13

Short-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	0.625%	11/15/16	539,225	539,311	1.5%
United States Treasury Note/Bond	2.125%	12/31/15	498,680	512,548	1.4%
United States Treasury Note/Bond	1.250%	11/30/18	500,149	495,617	1.4%
United States Treasury Note/Bond	1.625%	6/30/19	476,300	476,224	1.3%
United States Treasury Note/Bond	1.500%	5/31/19	453,995	451,652	1.2%
United States Treasury Note/Bond	0.625%	10/15/16	440,900	441,314	1.2%
United States Treasury Note/Bond	0.625%	9/30/17	434,350	428,921	1.2%
United States Treasury Note/Bond	0.625%	8/15/16	403,625	404,634	1.1%
United States Treasury Note/Bond	0.375%	11/15/15	394,130	394,993	1.1%
United States Treasury Note/Bond	0.750%	1/15/17	393,870	394,484	1.1%
United States Treasury Note/Bond	2.500%	3/31/15	383,208	390,094	1.1%
United States Treasury Note/Bond	1.500%	2/28/19	384,530	383,807	1.1%
United States Treasury Note/Bond	1.375%	9/30/18	383,245	382,705	1.1%
United States Treasury Note/Bond	1.500%	1/31/19	377,700	377,405	1.0%
United States Treasury Note/Bond	1.000%	9/30/16	365,305	368,845	1.0%
United States Treasury Note/Bond	0.625%	8/31/17	365,556	361,502	1.0%
United States Treasury Note/Bond	0.625%	12/15/16	346,530	346,315	1.0%
United States Treasury Note/Bond	0.625%	5/31/17	346,175	343,793	0.9%
United States Treasury Note/Bond	4.500%	2/15/16	316,968	338,512	0.9%
United States Treasury Note/Bond	0.250%	5/15/16	333,835	332,897	0.9%
United States Treasury Note/Bond	0.875%	4/30/17	320,129	320,680	0.9%
United States Treasury Note/Bond	1.000%	5/31/18	323,867	320,324	0.9%
United States Treasury Note/Bond	1.250%	10/31/15	308,135	312,467	0.9%
United States Treasury Note/Bond	5.125%	5/15/16	284,420	309,440	0.9%
United States Treasury Note/Bond	1.375%	6/30/18	307,450	308,074	0.8%
United States Treasury Note/Bond	0.750%	6/30/17	304,565	303,328	0.8%
United States Treasury Note/Bond	0.875%	6/15/17	298,875	298,923	0.8%
United States Treasury Note/Bond	0.875%	9/15/16	294,235	296,351	0.8%
United States Treasury Note/Bond	1.375%	11/30/15	288,435	293,076	0.8%
United States Treasury Note/Bond	0.625%	2/15/17	292,765	292,033	0.8%
United States Treasury Note/Bond	0.750%	2/28/18	290,115	285,537	0.8%

14

Short-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.500%	8/31/18	283,545	285,008	0.8%
United States Treasury Note/Bond	0.500%	7/31/17	284,520	280,696	0.8%
United States Treasury Note/Bond	0.750%	3/31/18	280,380	275,473	0.8%
United States Treasury Note/Bond	1.625%	3/31/19	272,850	273,617	0.8%
United States Treasury Note/Bond	0.625%	7/15/16	271,475	272,281	0.7%
United States Treasury Note/Bond	1.000%	10/31/16	262,873	265,339	0.7%
United States Treasury Note/Bond	1.000%	3/31/17	258,040	259,532	0.7%
United States Treasury Note/Bond	0.875%	12/31/16	256,801	258,085	0.7%
United States Treasury Note/Bond	1.625%	4/30/19	252,535	252,969	0.7%
United States Treasury Note/Bond	0.250%	4/15/16	251,390	250,802	0.7%
United States Treasury Note/Bond	0.250%	12/15/15	248,660	248,700	0.7%
United States Treasury Note/Bond	2.000%	1/31/16	235,350	241,712	0.7%
United States Treasury Note/Bond	3.250%	5/31/16	225,455	237,679	0.7%
United States Treasury Note/Bond	2.375%	3/31/16	228,047	236,136	0.7%
United States Treasury Note/Bond	0.875%	4/15/17	233,965	234,513	0.6%
United States Treasury Note/Bond	0.625%	11/30/17	231,075	227,537	0.6%
United States Treasury Note/Bond	0.625%	4/30/18	231,755	226,251	0.6%
United States Treasury Note/Bond	0.750%	3/15/17	225,668	225,632	0.6%
United States Treasury Note/Bond	0.375%	3/31/16	223,375	223,411	0.6%
United States Treasury
Note/Bond	0.250%–9.125%	11/30/14–5/31/19	5,605,809	5,684,245	15.7%
				21,965,424	60.6%
Agency Bonds and Notes
1 Federal Home Loan Banks	0.375%–5.625%	8/28/15–5/15/19	503,255	520,434	1.4%
2 Federal Home Loan
Mortgage Corp.	0.500%–5.500%	7/17/15–5/30/19	680,280	693,302	1.9%
2 Federal National
Mortgage Assn.	0.375%–5.250%	7/2/15–6/20/19	1,053,670	1,069,889	3.0%
Agency Bonds and Notes—Other †				121,114	0.3%
				2,404,739	6.6%
Total U.S. Government and Agency Obligations (Cost $24,315,485)				24,370,163	67.2%
Corporate Bonds
Finance
Banking
Bank of America Corp.	1.250%–7.800%	8/1/15–6/1/19	233,173	251,448	0.7%
Bank of America NA	1.125%–6.100%	11/14/16–6/15/17	43,150	44,437	0.1%
Countrywide Financial Corp.	6.250%	5/15/16	7,522	8,212	0.0%
Merrill Lynch & Co. Inc.	5.700%–6.875%	5/16/16–11/15/18	62,803	72,148	0.2%
3 Banking—Other †				2,587,690	7.2%
Brokerage †				56,829	0.2%
3 Finance Companies †				296,574	0.8%
Insurance †				359,652	1.0%
Other Finance †				13,349	0.0%
3 Real Estate Investment Trusts †				202,611	0.6%
				3,892,950	10.8%
Industrial
Basic Industry †				326,413	0.9%
Capital Goods †				383,025	1.1%
Communication †				617,118	1.7%
Consumer Cyclical †				614,254	1.7%
3 Consumer Noncyclical †				1,169,595	3.2%
Energy †				544,585	1.5%

15

Short-Term Bond Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	Other Industrial †				3,650	0.0%
3	Technology †				544,953	1.5%
	Transportation †				110,058	0.3%
					4,313,651	11.9%
Utilities
3	Electric †				413,416	1.1%
3	Natural Gas †				245,194	0.7%
	Other Utility †				4,229	0.0%
					662,839	1.8%
Total Corporate Bonds (Cost $8,742,096)					8,869,440	24.5%
Sovereign Bonds (U.S. Dollar-Denominated)
	European Investment Bank	0.500%–5.125%	9/1/15–6/17/19	509,645	518,425	1.4%
	FMS
	Wertmanagement AoeR	0.625%–1.625%	4/18/16–11/20/18	38,525	38,596	0.1%
4	KFW	0.500%–5.125%	3/3/15–6/17/19	375,420	383,778	1.1%
3	Sovereign Bonds
	(U.S. Dollar-Denominated)—Other †				1,899,100	5.2%
Total Sovereign Bonds (Cost $2,811,039)					2,839,899	7.8%
Taxable Municipal Bonds (Cost $36,282) †					36,927	0.1%

				Shares
Temporary Cash Investment
Money Market Fund
5	Vanguard Market Liquidity Fund
	(Cost $176,598)	0.111%		176,598,086	176,598	0.5%
Total Investments (Cost $36,081,500)					36,293,027	100.1%
Other Assets and Liabilities
Other Assets					853,241	2.3%
Liabilities					(882,633)	(2.4%)
					(29,392)	(0.1%)
Net Assets					36,263,635	100.0%

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	36,007,250
Undistributed Net Investment Income	14,304
Accumulated Net Realized Gains	30,554
Unrealized Appreciation (Depreciation)	211,527
Net Assets	36,263,635

Investor Shares—Net Assets
Applicable to 282,887,970 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,978,846
Net Asset Value Per Share—Investor Shares	$10.53

16

Short-Term Bond Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 690,374,407 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,269,732
Net Asset Value Per Share—Admiral Shares	$10.53

Signal Shares—Net Assets
Applicable to 499,618,478 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	5,261,041
Net Asset Value Per Share—Signal Shares	$10.53

Institutional Shares—Net Assets
Applicable to 399,661,442 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,208,487
Net Asset Value Per Share—Institutional Shares	$10.53

Institutional Plus Shares—Net Assets
Applicable to 201,630,227 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,123,193
Net Asset Value Per Share—Institutional Plus Shares	$10.53

ETF Shares—Net Assets
Applicable to 179,612,541 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	14,422,336
Net Asset Value Per Share—ETF Shares	$80.30

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $98,535,000, representing 0.3% of net assets.
4 Guaranteed by the Federal Republic of Germany.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

17

Short-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	223,194
Total Income	223,194
Expenses
The Vanguard Group—Note B
Investment Advisory Services	390
Management and Administrative—Investor Shares	2,449
Management and Administrative—Admiral Shares	2,223
Management and Administrative—Signal Shares	2,151
Management and Administrative—Institutional Shares	826
Management and Administrative—Institutional Plus Shares	225
Management and Administrative—ETF Shares	4,867
Marketing and Distribution—Investor Shares	388
Marketing and Distribution—Admiral Shares	529
Marketing and Distribution—Signal Shares	915
Marketing and Distribution—Institutional Shares	441
Marketing and Distribution—Institutional Plus Shares	249
Marketing and Distribution—ETF Shares	1,823
Custodian Fees	101
Shareholders’ Reports—Investor Shares	47
Shareholders’ Reports—Admiral Shares	17
Shareholders’ Reports—Signal Shares	115
Shareholders’ Reports—Institutional Shares	6
Shareholders’ Reports—Institutional Plus Shares	11
Shareholders’ Reports—ETF Shares	153
Trustees’ Fees and Expenses	12
Total Expenses	17,938
Net Investment Income	205,256
Realized Net Gain (Loss) on Investment Securities Sold	33,968
Change in Unrealized Appreciation (Depreciation) of Investment Securities	113,736
Net Increase (Decrease) in Net Assets Resulting from Operations	352,960
1 Interest income from an affiliated company of the fund was $118,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Short-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	205,256	362,370
Realized Net Gain (Loss)	33,968	102,602
Change in Unrealized Appreciation (Depreciation)	113,736	(407,270)
Net Increase (Decrease) in Net Assets Resulting from Operations	352,960	57,702
Distributions
Net Investment Income
Investor Shares	(15,687)	(33,136)
Admiral Shares	(33,410)	(54,985)
Signal Shares	(38,364)	(76,531)
Institutional Shares	(22,776)	(33,150)
Institutional Plus Shares	(12,563)	(18,853)
ETF Shares	(68,152)	(145,715)
Realized Capital Gain[1]
Investor Shares	(566)	(8,859)
Admiral Shares	(1,071)	(14,411)
Signal Shares	(1,282)	(19,783)
Institutional Shares	(730)	(8,767)
Institutional Plus Shares	(409)	(5,085)
ETF Shares	(2,675)	(39,575)
Total Distributions	(197,685)	(458,850)
Capital Share Transactions
Investor Shares	(35,979)	(142,927)
Admiral Shares	2,212,596	696,553
Signal Shares	(1,801,623)	1,545,446
Institutional Shares	912,890	667,150
Institutional Plus Shares	247,485	782,482
ETF Shares	425,317	4,795,948
Net Increase (Decrease) from Capital Share Transactions	1,960,686	8,344,652
Total Increase (Decrease)	2,115,961	7,943,504
Net Assets
Beginning of Period	34,147,674	26,204,170
End of Period[2]	36,263,635	34,147,674
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $2,695,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $14,304,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Short-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.55	$10.42	$10.28
Investment Operations
Net Investment Income	.056	.116	.153	.193	.229	.293
Net Realized and Unrealized Gain (Loss)
on Investments	.042	(.109)	.052	.117	.177	.141
Total from Investment Operations	.098	.007	. 205	. 310	. 406	. 434
Distributions
Dividends from Net Investment Income	(. 056)	(.116)	(.153)	(.193)	(. 229)	(. 293)
Distributions from Realized Capital Gains	(. 002)	(. 031)	(. 032)	(. 057)	(. 047)	(. 001)
Total Distributions	(. 058)	(.147)	(.185)	(. 250)	(. 276)	(. 294)
Net Asset Value, End of Period	$10.53	$10.49	$10.63	$10.61	$10.55	$10.42

Total Return[1]	0.93%	0.07%	1.95%	2.96%	3.92%	4.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,979	$3,003	$3,185	$3,802	$4,226	$5,283
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	1.07%	1.09%	1.44%	1.81%	2.15%	2.78%
Portfolio Turnover Rate[2]	50%	50%	51%	67%	58%	77%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Short-Term Bond Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.55	$10.42	$10.28
Investment Operations
Net Investment Income	.061	.127	.164	.205	.240	.303
Net Realized and Unrealized Gain (Loss)
on Investments	.042	(.109)	.052	.117	.177	.141
Total from Investment Operations	.103	.018	.216	.322	.417	.444
Distributions
Dividends from Net Investment Income	(. 061)	(.127)	(.164)	(. 205)	(. 240)	(. 303)
Distributions from Realized Capital Gains	(. 002)	(. 031)	(. 032)	(. 057)	(. 047)	(. 001)
Total Distributions	(. 063)	(.158)	(.196)	(. 262)	(. 287)	(. 304)
Net Asset Value, End of Period	$10.53	$10.49	$10.63	$10.61	$10.55	$10.42

Total Return[1]	0.98%	0.17%	2.05%	3.08%	4.03%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,270	$5,035	$4,401	$4,094	$3,766	$1,961
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.19%	1.54%	1.92%	2.26%	2.88%
Portfolio Turnover Rate[2]	50%	50%	51%	67%	58%	77%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Short-Term Bond Index Fund

Financial Highlights

Signal Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.55	$10.42	$10.28
Investment Operations
Net Investment Income	.061	.127	.164	.205	.240	.303
Net Realized and Unrealized Gain (Loss)
on Investments	.042	(.109)	.052	.117	.177	.141
Total from Investment Operations	.103	.018	.216	.322	.417	.444
Distributions
Dividends from Net Investment Income	(. 061)	(.127)	(.164)	(. 205)	(. 240)	(. 303)
Distributions from Realized Capital Gains	(. 002)	(. 031)	(. 032)	(. 057)	(. 047)	(. 001)
Total Distributions	(. 063)	(.158)	(.196)	(. 262)	(. 287)	(. 304)
Net Asset Value, End of Period	$10.53	$10.49	$10.63	$10.61	$10.55	$10.42

Total Return	0.98%	0.17%	2.05%	3.08%	4.03%	4.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,261	$7,035	$5,570	$6,571	$6,987	$5,080
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.19%	1.54%	1.92%	2.26%	2.88%
Portfolio Turnover Rate[1]	50%	50%	51%	67%	58%	77%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Short-Term Bond Index Fund

Financial Highlights

Institutional Shares
	Six Months			Sept. 27,
	Ended		Year Ended	2011[1] to
	June 30,		December 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	. 063.130		.167	. 050
Net Realized and Unrealized Gain (Loss) on Investments	.042	(.109)	.052	(.001)
Total from Investment Operations	.105	.021	. 219.049
Distributions
Dividends from Net Investment Income	(. 063)	(.130)	(.167)	(. 050)
Distributions from Realized Capital Gains	(. 002)	(. 031)	(. 032)	(. 049)
Total Distributions	(. 065)	(.161)	(.199)	(. 099)
Net Asset Value, End of Period	$10.53	$10.49	$10.63	$10.61

Total Return	1.00%	0.20%	2.08%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,208	$3,282	$2,652	$843
Ratio of Total Expenses to Average Net Assets	0.07%	0.07%	0.07%	0.07%[2]
Ratio of Net Investment Income to Average Net Assets	1.20%	1.22%	1.57%	1.96%[2]
Portfolio Turnover Rate [3]	50%	50%	51%	67%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Short-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months			Sept. 29,
	Ended		Year Ended	2011[1] to
	June 30,		December 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$10.49	$10.63	$10.61	$10.66
Investment Operations
Net Investment Income	. 064.132		.169	. 051
Net Realized and Unrealized Gain (Loss) on Investments	.042	(.109)	.052	(.001)
Total from Investment Operations	.106	.023	. 221.050
Distributions
Dividends from Net Investment Income	(. 064)	(.132)	(.169)	(. 051)
Distributions from Realized Capital Gains	(. 002)	(. 031)	(. 032)	(. 049)
Total Distributions	(. 066)	(.163)	(. 201)	(.100)
Net Asset Value, End of Period	$10.53	$10.49	$10.63	$10.61

Total Return	1.01%	0.22%	2.10%	0.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,123	$1,868	$1,103	$711
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	1.22%	1.24%	1.59%	1.98%[2]
Portfolio Turnover Rate [3]	50%	50%	51%	67%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Short-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$79.89	$80.94	$80.80	$80.35	$79.35	$78.13
Investment Operations
Net Investment Income	.465	.950	1.239	1.538	1.796	2.196
Net Realized and Unrealized Gain (Loss)
on Investments	.345	(.813)	.384	.885	1.359	1.228
Total from Investment Operations	.810	.137	1.623	2.423	3.155	3.424
Distributions
Dividends from Net Investment Income	(.385)	(.950)	(1.239)	(1.538)	(1.796)	(2.196)
Distributions from Realized Capital Gains	(. 015)	(. 237)	(. 244)	(. 435)	(. 359)	(. 008)
Total Distributions	(.400)	(1.187)	(1.483)	(1.973)	(2.155)	(2.204)
Net Asset Value, End of Period	$80.30	$79.89	$80.94	$80.80	$80.35	$79.35

Total Return	1.01%	0.17%	2.02%	3.04%	4.00%	4.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,422	$13,926	$9,292	$7,482	$5,640	$3,682
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	1.17%	1.19%	1.54%	1.92%	2.26%	2.88%
Portfolio Turnover Rate[1]	50%	50%	51%	67%	58%	77%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

25

Short-Term Bond Index Fund

Notes to Financial Statements

Vanguard Short-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

26

Short-Term Bond Index Fund

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the fund had contributed capital of $3,721,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.49% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	24,370,163	—
Corporate Bonds	—	8,869,440	—
Sovereign Bonds	—	2,839,899	—
Taxable Municipal Bonds	—	36,927	—
Temporary Cash Investments	176,598	—	—
Total	176,598	36,116,429	—

27

Short-Term Bond Index Fund

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2014, the fund realized $3,238,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2014, the cost of investment securities for tax purposes was $36,081,500,000. Net unrealized appreciation of investment securities for tax purposes was $211,527,000, consisting of unrealized gains of $268,044,000 on securities that had risen in value since their purchase and $56,517,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2014, the fund purchased $3,182,977,000 of investment securities and sold $1,610,432,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $8,169,324,000 and $7,487,959,000, respectively. Total purchases and sales include $942,682,000 and $340,679,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

28

Short-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2014	December 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	456,123	43,364	1,121,489	106,261
Issued in Lieu of Cash Distributions	13,735	1,305	36,188	3,430
Redeemed	(505,837)	(48,098)	(1,300,604)	(123,095)
Net Increase (Decrease)—Investor Shares	(35,979)	(3,429)	(142,927)	(13,404)
Admiral Shares
Issued	3,043,593	289,262	2,354,277	222,983
Issued in Lieu of Cash Distributions	30,214	2,870	62,819	5,955
Redeemed	(861,211)	(81,891)	(1,720,543)	(162,978)
Net Increase (Decrease)—Admiral Shares	2,212,596	210,241	696,553	65,960
Signal Shares
Issued	1,147,356	109,029	4,707,716	446,274
Issued in Lieu of Cash Distributions	22,496	2,137	64,714	6,134
Redeemed	(2,971,475)	(282,344)	(3,226,984)	(305,806)
Net Increase (Decrease)—Signal Shares	(1,801,623)	(171,178)	1,545,446	146,602
Institutional Shares
Issued	1,426,660	135,639	1,997,562	189,356
Issued in Lieu of Cash Distributions	21,686	2,060	37,753	3,580
Redeemed	(535,456)	(50,945)	(1,368,165)	(129,577)
Net Increase (Decrease)—Institutional Shares	912,890	86,754	667,150	63,359
Institutional Plus Shares
Issued	572,632	54,456	1,154,151	109,576
Issued in Lieu of Cash Distributions	11,239	1,068	21,114	2,003
Redeemed	(336,386)	(32,011)	(392,783)	(37,299)
Net Increase (Decrease)—Institutional Plus Shares	247,485	23,513	782,482	74,280
ETF Shares
Issued	770,068	9,600	5,005,761	62,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(344,751)	(4,300)	(209,813)	(2,600)
Net Increase (Decrease)—ETF Shares	425,317	5,300	4,795,948	59,500

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

29

Intermediate-Term Bond Index Fund

Fund Profile
As of June 30, 2014

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBIIX	VBILX	VIBSX	VBIMX	VBIUX	BIV
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%	0.05%	0.10%
30-Day SEC Yield	2.45%	2.55%	2.55%	2.58%	2.60%	2.55%

Financial Attributes
		Barclays
		5–10 Year
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,543	1,957	8,523
Yield to Maturity
(before expenses)	2.6%	2.6%	2.2%
Average Coupon	3.3%	3.3%	3.3%
Average Duration	6.5 years	6.5 years	5.6 years
Average Effective
Maturity	7.3 years	7.2 years	7.6 years
Short-Term
Reserves	0.6%	—	—

Sector Diversification (% of portfolio)
Finance	12.9%
Foreign	7.4
Industrial	25.6
Treasury/Agency	51.6
Utilities	2.2
Other	0.3
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	5–10 Year
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.95
Beta	1.02	1.53
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	51.6%
Aaa	2.3
Aa	5.1
A	17.6
Baa	23.4
Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three
agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	0.3
3 - 5 Years	0.5
5 - 10 Years	98.9

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares,
0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares.

30

Intermediate-Term Bond Index Fund

Investment Focus

31

Intermediate-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2003, Through June 30, 2014
				Spliced
				Barclays
				5–10 Year
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.87%	0.35%	5.22%	5.30%
2005	4.64	-2.89	1.75	1.83
2006	4.97	-1.06	3.91	3.81
2007	5.17	2.44	7.61	7.55
2008	4.93	0.00	4.93	5.06
2009	4.69	2.10	6.79	6.50
2010	4.26	5.11	9.37	9.44
2011	4.01	6.61	10.62	10.79
2012	3.23	3.68	6.91	7.22
2013	2.71	-6.25	-3.54	-3.37
2014	1.46	3.47	4.93	4.91
For a benchmark description, see the Glossary. Note: For 2014, performance data reflect the six months ended June 30, 2014.

See Financial Highlights for dividend and capital gains information.

32

Intermediate-Term Bond Index Fund

Average Annual Total Returns: Periods Ended June 30, 2014

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	5.07%	6.64%	4.27%	1.55%	5.82%
Admiral Shares	11/12/2001	5.17	6.76	4.37	1.55	5.92
Signal Shares	6/4/2007	5.17	6.76	4.11[1]	2.54[1]	6.65[1]
Institutional Shares	1/26/2006	5.20	6.79	4.31[1]	1.92[1]	6.23[1]
Institutional Plus Shares	11/30/2011	5.23	—	3.18[1]	0.81[1]	3.99[1]
ETF Shares	4/3/2007
Market Price		5.36	6.64			6.381
Net Asset Value		5.13	6.73			6.381
1 Return since inception.

33

Intermediate-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	2.500%	8/15/23	574,725	577,777	3.8%
United States Treasury Note/Bond	2.000%	9/30/20	440,300	440,987	2.9%
United States Treasury Note/Bond	3.500%	5/15/20	387,455	423,477	2.8%
United States Treasury Note/Bond	3.625%	2/15/20	348,617	383,371	2.5%
United States Treasury Note/Bond	2.750%	11/15/23	318,122	325,827	2.2%
United States Treasury Note/Bond	1.750%	5/15/23	323,030	305,767	2.0%
United States Treasury Note/Bond	2.500%	5/15/24	275,120	274,561	1.8%
United States Treasury Note/Bond	3.625%	8/15/19	235,375	258,362	1.7%
United States Treasury Note/Bond	3.625%	2/15/21	234,780	258,331	1.7%
United States Treasury Note/Bond	3.125%	5/15/21	242,013	258,274	1.7%
United States Treasury Note/Bond	2.750%	2/15/24	244,773	250,165	1.7%
United States Treasury Note/Bond	2.000%	11/15/21	244,915	241,778	1.6%
United States Treasury Note/Bond	1.625%	11/15/22	234,355	221,355	1.5%
United States Treasury Note/Bond	3.375%	11/15/19	190,024	206,444	1.4%
United States Treasury Note/Bond	2.625%	8/15/20	183,585	190,985	1.3%
United States Treasury Note/Bond	1.125%	4/30/20	192,030	184,230	1.2%
United States Treasury Note/Bond	2.375%	12/31/20	177,225	181,019	1.2%
United States Treasury Note/Bond	2.000%	2/28/21	175,300	174,532	1.2%
United States Treasury Note/Bond	1.625%	8/15/22	183,242	173,908	1.2%
United States Treasury Note/Bond	2.250%	3/31/21	138,925	140,380	0.9%
United States Treasury Note/Bond	2.000%	5/31/21	139,100	138,014	0.9%
United States Treasury Note/Bond	2.000%	11/30/20	137,325	137,218	0.9%
United States Treasury Note/Bond	1.875%	6/30/20	131,550	131,386	0.9%
United States Treasury Note/Bond	1.375%	5/31/20	130,785	127,107	0.8%
United States Treasury Note/Bond	2.625%	11/15/20	111,542	115,830	0.8%
United States Treasury Note/Bond	1.250%	2/29/20	109,036	105,697	0.7%
United States Treasury Note/Bond	0.875%	7/31/19	100,000	96,141	0.6%
United States Treasury Note/Bond	1.750%	10/31/20	97,100	95,689	0.6%
United States Treasury Note/Bond	2.125%	1/31/21	91,975	92,392	0.6%
United States Treasury Note/Bond	2.125%	6/30/21	80,875	80,837	0.5%
United States Treasury Note/Bond	2.250%	4/30/21	78,500	79,248	0.5%
United States Treasury Note/Bond	2.000%	7/31/20	78,025	78,439	0.5%

34

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	1.750%	5/15/22	80,980	77,918	0.5%
United States Treasury Note/Bond	2.125%	8/15/21	75,588	75,517	0.5%
United States Treasury Note/Bond	8.750%	8/15/20	36,970	51,683	0.4%
United States Treasury Note/Bond	2.125%	8/31/20	47,000	47,470	0.3%
United States Treasury Note/Bond	1.000%	6/30/19	38,470	37,280	0.3%
United States Treasury Note/Bond	7.125%	2/15/23	25,000	34,418	0.2%
United States Treasury Note/Bond	1.125%	12/31/19	35,116	33,920	0.2%
United States Treasury Note/Bond	1.375%	1/31/20	31,945	31,226	0.2%
United States Treasury Note/Bond	8.125%	8/15/19	23,500	31,020	0.2%
United States Treasury Note/Bond	2.000%	2/15/22	29,025	28,562	0.2%
United States Treasury Note/Bond	6.250%	8/15/23	21,000	27,687	0.2%
United States Treasury
Note/Bond	1.000%–8.750%	6/30/19–11/15/21	98,255	109,870	0.7%
				7,336,099	48.5%
Agency Bonds and Notes
1 Federal Home Loan Banks	4.125%	3/13/20	37,350	41,694	0.3%
2 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	69,140	67,248	0.4%
2 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	57,225	57,157	0.4%
2 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	30,000	29,088	0.2%
2 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	27,980	27,305	0.2%
2 Federal National Mortgage Assn.	0.000%	10/9/19	47,300	41,738	0.3%
Agency Bonds and Notes—Other †				125,664	0.8%
				389,894	2.6%
Total U.S. Government and Agency Obligations (Cost $7,596,437)				7,725,993	51.1%
Corporate Bonds
Finance
3 Banking †				1,071,588	7.1%
Brokerage †				79,573	0.5%
Finance Companies †				151,377	1.0%
Insurance †				322,407	2.1%
Other Finance †				16,454	0.1%
3 Real Estate Investment Trusts †				299,740	2.0%
				1,941,139	12.8%
Industrial
3 Basic Industry †				426,207	2.8%
3 Capital Goods †				334,482	2.2%
Communication
Verizon Communications Inc.	5.150%	9/15/23	61,665	68,972	0.5%
Communication—Other †				441,679	2.9%
Consumer Cyclical †				450,058	3.0%
3 Consumer Noncyclical †				882,369	5.8%
3 Energy †				463,378	3.1%
Other Industrial †				10,317	0.1%
3 Technology †				424,797	2.8%
3 Transportation †				128,806	0.8%
				3,631,065	24.0%
Utilities
Electric †				312,389	2.1%
3 Natural Gas †				255,574	1.7%
				567,963	3.8%
Total Corporate Bonds (Cost $5,925,789)				6,140,167	40.6%

35

Intermediate-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
Petrobras International Finance Co.	5.375%	1/27/21	26,867	27,905	0.2%
3 Sovereign Bonds
(U.S. Dollar-Denominated)—Other †				1,051,523	7.0%
Total Sovereign Bonds (Cost $1,056,002)				1,079,428	7.2%
Taxable Municipal Bonds (Cost $27,977) †				29,705	0.2%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $97,401)	0.111%		97,400,608	97,401	0.6%
Total Investments (Cost $14,703,606)				15,072,694	99.7%
Other Assets and Liabilities
Other Assets				364,165	2.4%
Liabilities				(326,330)	(2.1%)
				37,835	0.3%
Net Assets				15,110,529	100.0%

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	14,650,453
Undistributed Net Investment Income	8,885
Accumulated Net Realized Gains	82,103
Unrealized Appreciation (Depreciation)	369,088
Net Assets	15,110,529

Investor Shares—Net Assets
Applicable to 134,029,963 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,537,143
Net Asset Value Per Share—Investor Shares	$11.47

Admiral Shares—Net Assets
Applicable to 584,477,985 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,703,180
Net Asset Value Per Share—Admiral Shares	$11.47

Signal Shares—Net Assets
Applicable to 131,165,528 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,504,294
Net Asset Value Per Share—Signal Shares	$11.47

36

Intermediate-Term Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 116,444,676 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,335,473
Net Asset Value Per Share—Institutional Shares	$11.47

Institutional Plus Shares—Net Assets
Applicable to 19,721,560 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	226,180
Net Asset Value Per Share—Institutional Plus Shares	$11.47

ETF Shares—Net Assets
Applicable to 44,954,060 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,804,259
Net Asset Value Per Share—ETF Shares	$84.63

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.

1 The issuer operates under a congrassional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $50,268,000, representing 0.3% of net assets.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

37

Intermediate-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	218,992
Total Income	218,992
Expenses
The Vanguard Group—Note B
Investment Advisory Services	159
Management and Administrative—Investor Shares	1,277
Management and Administrative—Admiral Shares	2,301
Management and Administrative—Signal Shares	699
Management and Administrative—Institutional Shares	265
Management and Administrative—Institutional Plus Shares	25
Management and Administrative—ETF Shares	1,186
Marketing and Distribution—Investor Shares	206
Marketing and Distribution—Admiral Shares	470
Marketing and Distribution—Signal Shares	322
Marketing and Distribution—Institutional Shares	152
Marketing and Distribution—Institutional Plus Shares	26
Marketing and Distribution—ETF Shares	463
Custodian Fees	48
Shareholders’ Reports—Investor Shares	24
Shareholders’ Reports—Admiral Shares	24
Shareholders’ Reports—Signal Shares	10
Shareholders’ Reports—Institutional Shares	3
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	52
Trustees’ Fees and Expenses	5
Total Expenses	7,717
Net Investment Income	211,275
Realized Net Gain (Loss)
Investment Securities Sold	175,451
Futures Contracts	(83)
Realized Net Gain (Loss)	175,368
Change in Unrealized Appreciation (Depreciation)
Investment Securities	315,474
Futures Contracts	430
Change in Unrealized Appreciation (Depreciation)	315,904
Net Increase (Decrease) in Net Assets Resulting from Operations	702,547
1 Interest income from an affiliated company of the fund was $42,000. See accompanying Notes, which are an integral part of the Financial Statements.

38

Intermediate-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	211,275	469,217
Realized Net Gain (Loss)	175,368	194,934
Change in Unrealized Appreciation (Depreciation)	315,904	(1,257,384)
Net Increase (Decrease) in Net Assets Resulting from Operations	702,547	(593,233)
Distributions
Net Investment Income
Investor Shares	(21,777)	(52,656)
Admiral Shares	(84,658)	(170,522)
Signal Shares	(31,452)	(83,246)
Institutional Shares	(18,567)	(34,671)
Institutional Plus Shares	(3,267)	(6,903)
ETF Shares	(42,669)	(121,219)
Realized Capital Gain[1]
Investor Shares	(683)	(18,973)
Admiral Shares	(2,527)	(61,326)
Signal Shares	(961)	(29,225)
Institutional Shares	(562)	(12,508)
Institutional Plus Shares	(95)	(2,471)
ETF Shares	(1,501)	(43,476)
Total Distributions	(208,719)	(637,196)
Capital Share Transactions
Investor Shares	(73,000)	(420,823)
Admiral Shares	1,194,201	(487,937)
Signal Shares	(1,077,599)	(386,383)
Institutional Shares	123,342	108,052
Institutional Plus Shares	2,371	(5,346)
ETF Shares	(19,686)	(336,666)
Net Increase (Decrease) from Capital Share Transactions	149,629	(1,529,103)
Total Increase (Decrease)	643,457	(2,759,532)
Net Assets
Beginning of Period	14,467,072	17,226,604
End of Period[2]	15,110,529	14,467,072
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $5,740,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $8,885,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

39

Intermediate-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.21	$10.72	$10.50
Investment Operations
Net Investment Income	.160	. 329	. 370.425		.448	.474
Net Realized and Unrealized Gain (Loss)
on Investments	.385	(.745)	.432	.738	.547	.220
Total from Investment Operations	.545	(.416)	.802	1.163	.995	.694
Distributions
Dividends from Net Investment Income	(.160)	(. 329)	(. 370)	(. 425)	(. 448)	(. 474)
Distributions from Realized Capital Gains	(. 005)	(.125)	(. 242)	(.178)	(. 057)	—
Total Distributions	(.165)	(. 454)	(. 612)	(. 603)	(. 505)	(. 474)
Net Asset Value, End of Period	$11.47	$11.09	$11.96	$11.77	$11.21	$10.72

Total Return[1]	4.93%	-3.54%	6.91%	10.62%	9.37%	6.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,537	$1,558	$2,120	$2,129	$2,378	$3,479
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.84%	2.84%	3.07%	3.65%	3.97%	4.50%
Portfolio Turnover Rate[2]	71%	70%	65%	61%	46%	72%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

40

Intermediate-Term Bond Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.21	$10.72	$10.50
Investment Operations
Net Investment Income	.165	. 340	. 381.437		.461	.485
Net Realized and Unrealized Gain (Loss)
on Investments	.385	(.745)	.432	.738	.547	.220
Total from Investment Operations	.550	(.405)	.813	1.175	1.008	.705
Distributions
Dividends from Net Investment Income	(.165)	(. 340)	(. 381)	(. 437)	(. 461)	(. 485)
Distributions from Realized Capital Gains	(. 005)	(.125)	(. 242)	(.178)	(. 057)	—
Total Distributions	(.170)	(. 465)	(. 623)	(. 615)	(. 518)	(. 485)
Net Asset Value, End of Period	$11.47	$11.09	$11.96	$11.77	$11.21	$10.72

Total Return[1]	4.99%	-3.45%	7.02%	10.74%	9.49%	6.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,703	$5,320	$6,252	$5,320	$4,623	$2,508
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.94%	2.94%	3.17%	3.76%	4.08%	4.60%
Portfolio Turnover Rate[2]	71%	70%	65%	61%	46%	72%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Intermediate-Term Bond Index Fund

Financial Highlights

Signal Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.21	$10.72	$10.50
Investment Operations
Net Investment Income	.165	. 340	. 381.437		.461	.485
Net Realized and Unrealized Gain (Loss)
on Investments	.385	(.745)	.432	.738	.547	.220
Total from Investment Operations	.550	(.405)	.813	1.175	1.008	.705
Distributions
Dividends from Net Investment Income	(.165)	(. 340)	(. 381)	(. 437)	(. 461)	(. 485)
Distributions from Realized Capital Gains	(. 005)	(.125)	(. 242)	(.178)	(. 057)	—
Total Distributions	(.170)	(. 465)	(. 623)	(. 615)	(. 518)	(. 485)
Net Asset Value, End of Period	$11.47	$11.09	$11.96	$11.77	$11.21	$10.72

Total Return	4.99%	-3.45%	7.02%	10.74%	9.49%	6.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,504	$2,506	$3,106	$2,690	$2,255	$1,918
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.94%	2.94%	3.17%	3.76%	4.08%	4.60%
Portfolio Turnover Rate[1]	71%	70%	65%	61%	46%	72%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.21	$10.72	$10.50
Investment Operations
Net Investment Income	.167	. 344	. 385.442		.465	.490
Net Realized and Unrealized Gain (Loss)
on Investments	.385	(.745)	.432	.738	.547	.220
Total from Investment Operations	.552	(.401)	.817	1.180	1.012	.710
Distributions
Dividends from Net Investment Income	(.167)	(. 344)	(. 385)	(. 442)	(. 465)	(. 490)
Distributions from Realized Capital Gains	(. 005)	(.125)	(. 242)	(.178)	(. 057)	—
Total Distributions	(.172)	(. 469)	(. 627)	(. 620)	(. 522)	(. 490)
Net Asset Value, End of Period	$11.47	$11.09	$11.96	$11.77	$11.21	$10.72

Total Return	5.00%	-3.42%	7.05%	10.78%	9.53%	6.95%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,335	$1,172	$1,154	$689	$582	$522
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.97%	2.97%	3.20%	3.80%	4.12%	4.65%
Portfolio Turnover Rate[1]	71%	70%	65%	61%	46%	72%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

43

Intermediate-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months			Nov. 30,
	Ended		Year Ended	2011[1] to
	June 30,		December 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$11.09	$11.96	$11.77	$11.73
Investment Operations
Net Investment Income	.168	. 346	. 388	. 072
Net Realized and Unrealized Gain (Loss) on Investments	.385	(.745)	.432	.178
Total from Investment Operations	.553	(.399)	.820	.250
Distributions
Dividends from Net Investment Income	(.168)	(. 346)	(. 388)	(. 072)
Distributions from Realized Capital Gains	(. 005)	(.125)	(. 242)	(.138)
Total Distributions	(.173)	(. 471)	(. 630)	(. 210)
Net Asset Value, End of Period	$11.47	$11.09	$11.96	$11.77

Total Return	5.01%	-3.40%	7.07%	1.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$226	$216	$239	$107
Ratio of Total Expenses to Average Net Assets	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to Average Net Assets	2.99%	2.99%	3.22%	3.82%[2]
Portfolio Turnover Rate [3]	71%	70%	65%	61%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

44

Intermediate-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$81.65	$88.07	$86.63	$82.56	$78.85	$77.19
Investment Operations
Net Investment Income	1.232	2.523	2.764	3.183	3.326	3.474
Net Realized and Unrealized Gain (Loss)
on Investments	2.819	(5.499)	3.225	5.383	4.131	1.660
Total from Investment Operations	4.051	(2.976)	5.989	8.566	7.457	5.134
Distributions
Dividends from Net Investment Income	(1.034)	(2.523)	(2.764)	(3.183)	(3.326)	(3.474)
Distributions from Realized Capital Gains	(.037)	(.921)	(1.785)	(1.313)	(.421)	—
Total Distributions	(1.071)	(3.444)	(4.549)	(4.496)	(3.747)	(3.474)
Net Asset Value, End of Period	$84.63	$81.65	$88.07	$86.63	$82.56	$78.85

Total Return	4.98%	-3.44%	7.02%	10.62%	9.55%	6.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,804	$3,695	$4,356	$2,781	$1,932	$1,230
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.94%	2.94%	3.17%	3.76%	4.08%	4.60%
Portfolio Turnover Rate[1]	71%	70%	65%	61%	46%	72%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

45

Intermediate-Term Bond Index Fund

Notes to Financial Statements

Vanguard Intermediate-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

46

Intermediate-Term Bond Index Fund

During the six months ended June 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at June 30, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the fund had contributed capital of $1,549,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.62% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

47

Intermediate-Term Bond Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	7,725,993	—
Corporate Bonds	—	6,140,167	—
Sovereign Bonds	—	1,079,428	—
Taxable Municipal Bonds	—	29,705	—
Temporary Cash Investments	97,401	—	—
Total	97,401	14,975,293	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2014, the fund realized $92,112,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2014, the cost of investment securities for tax purposes was $14,703,606,000. Net unrealized appreciation of investment securities for tax purposes was $369,088,000, consisting of unrealized gains of $441,721,000 on securities that had risen in value since their purchase and $72,633,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2014, the fund purchased $1,731,442,000 of investment securities and sold $1,818,207,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $4,717,392,000 and $4,477,122,000, respectively. Total purchases and sales include $619,308,000 and $1,201,395,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

48

Intermediate-Term Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2014	December 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	142,313	12,560	358,829	30,865
Issued in Lieu of Cash Distributions	19,777	1,739	62,696	5,450
Redeemed	(235,090)	(20,778)	(842,348)	(73,071)
Net Increase (Decrease)—Investor Shares	(73,000)	(6,479)	(420,823)	(36,756)
Admiral Shares
Issued	1,640,597	144,320	1,125,597	96,914
Issued in Lieu of Cash Distributions	76,332	6,710	204,301	17,779
Redeemed	(522,728)	(46,234)	(1,817,835)	(157,761)
Net Increase (Decrease)—Admiral Shares	1,194,201	104,796	(487,937)	(43,068)
Signal Shares
Issued	265,680	23,497	855,478	73,869
Issued in Lieu of Cash Distributions	26,145	2,301	92,355	8,038
Redeemed	(1,369,424)	(120,566)	(1,334,216)	(115,705)
Net Increase (Decrease)—Signal Shares	(1,077,599)	(94,768)	(386,383)	(33,798)
Institutional Shares
Issued	344,164	30,366	551,727	47,829
Issued in Lieu of Cash Distributions	18,473	1,624	44,670	3,890
Redeemed	(239,295)	(21,191)	(488,345)	(42,542)
Net Increase (Decrease)—Institutional Shares	123,342	10,799	108,052	9,177
Institutional Plus Shares
Issued	17,957	1,587	42,650	3,684
Issued in Lieu of Cash Distributions	3,362	296	9,150	796
Redeemed	(18,948)	(1,676)	(57,146)	(4,975)
Net Increase (Decrease)—Institutional Plus Shares	2,371	207	(5,346)	(495)
ETF Shares
Issued	1,150,598	13,800	530,844	6,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,170,284)	(14,100)	(867,510)	(10,400)
Net Increase (Decrease)—ETF Shares	(19,686)	(300)	(336,666)	(4,200)

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

49

Long-Term Bond Index Fund

Fund Profile
As of June 30, 2014

Share-Class Characteristics
	Investor	Institutional	Institutional
	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBLTX	VBLLX	VBLIX	BLV
Expense Ratio[1]	0.20%	0.07%	0.05%	0.10%
30-Day SEC Yield	3.96%	4.09%	4.11%	4.06%

Financial Attributes
		Barclays
		Long
		Gov/	Barclays
		Credit	Aggregate
		Float Adj	Float Adj
	Fund	Index	Index
Number of Bonds	1,747	1,910	8,523
Yield to Maturity
(before expenses)	4.1%	4.1%	2.2%
Average Coupon	5.2%	5.3%	3.3%
Average Duration	14.4 years	14.4 years	5.6 years
Average Effective
Maturity	24.2 years	23.9 years	7.6 years
Short-Term
Reserves	0.5%	—	—

Sector Diversification (% of portfolio)
Finance	9.6%
Foreign	14.0
Industrial	34.7
Treasury/Agency	34.8
Utilities	6.7
Other	0.2
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Long
	Gov/
	Credit	Barclays
	Float Adj	Aggregate Float
	Index	Adj Index
R-Squared	0.99	0.85
Beta	1.02	3.09
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	34.8%
Aaa	1.7
Aa	7.0
A	25.9
Baa	30.6
Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three
agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.3%
1 - 3 Years	0.1
5 - 10 Years	1.4
10 - 20 Years	22.9
20 - 30 Years	72.8
Over 30 Years	2.5

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratios were 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for Institutional
Plus Shares, and 0.10% for ETF Shares.

50

Long-Term Bond Index Fund

Investment Focus

Long-Term Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2003, Through June 30, 2014
				Spliced
				Barclays
				Long
				Gov/Credit
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	5.62%	2.78%	8.40%	8.56%
2005	5.15	0.17	5.32	5.34
2006	5.29	-2.62	2.67	2.71
2007	5.55	1.04	6.59	6.60
2008	5.81	2.83	8.64	8.44
2009	5.27	-3.51	1.76	1.92
2010	5.21	5.06	10.27	10.16
2011	5.51	16.55	22.06	22.49
2012	4.23	4.26	8.49	8.79
2013	3.76	-12.89	-9.13	-8.83
2014	2.32	9.75	12.07	11.81
For a benchmark description, see the Glossary. Note: For 2014, performance data reflect the six months ended June 30, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	3/1/1994	10.41%	9.41%	5.13%	2.38%	7.51%
Institutional Shares	2/2/2006	10.55	9.56	5.22[1]	2.29[1]	7.51[1]
Institutional Plus Shares	10/6/2011	10.57	—	4.44[1]	0.79[1]	5.23[1]
ETF Shares	4/3/2007
Market Price		10.46	9.43			8.021
Net Asset Value		10.47	9.49			8.011
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

52

Long-Term Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	3.625%	8/15/43	152,500	160,744	2.4%
United States Treasury Note/Bond	3.125%	2/15/43	131,640	126,436	1.9%
United States Treasury Note/Bond	3.750%	11/15/43	112,158	120,903	1.8%
United States Treasury Note/Bond	2.750%	11/15/42	132,120	117,669	1.7%
United States Treasury Note/Bond	2.750%	8/15/42	117,983	105,281	1.6%
United States Treasury Note/Bond	4.250%	11/15/40	81,850	96,199	1.4%
United States Treasury Note/Bond	4.750%	2/15/41	67,355	85,414	1.3%
United States Treasury Note/Bond	4.375%	5/15/40	66,698	79,819	1.2%
United States Treasury Note/Bond	3.625%	2/15/44	71,445	75,240	1.1%
United States Treasury Note/Bond	3.000%	5/15/42	77,915	73,325	1.1%
United States Treasury Note/Bond	4.250%	5/15/39	59,442	69,677	1.0%
United States Treasury Note/Bond	4.375%	5/15/41	54,925	65,910	1.0%
United States Treasury Note/Bond	3.875%	8/15/40	59,305	65,662	1.0%
United States Treasury Note/Bond	4.625%	2/15/40	51,701	64,174	1.0%
United States Treasury Note/Bond	2.875%	5/15/43	66,215	60,380	0.9%
United States Treasury Note/Bond	5.375%	2/15/31	45,470	59,630	0.9%
United States Treasury Note/Bond	3.125%	2/15/42	56,722	54,772	0.8%
United States Treasury Note/Bond	3.375%	5/15/44	48,250	48,476	0.7%
United States Treasury Note/Bond	5.500%	8/15/28	36,180	47,283	0.7%
United States Treasury Note/Bond	4.375%	11/15/39	39,500	47,209	0.7%
United States Treasury Note/Bond	6.125%	8/15/29	33,565	46,802	0.7%
United States Treasury Note/Bond	5.250%	11/15/28	35,405	45,307	0.7%
United States Treasury Note/Bond	3.125%	11/15/41	46,295	44,776	0.7%
United States Treasury Note/Bond	4.500%	8/15/39	32,031	38,968	0.6%
United States Treasury Note/Bond	4.375%	2/15/38	30,198	35,987	0.5%
United States Treasury Note/Bond	6.875%	8/15/25	24,165	34,209	0.5%
United States Treasury Note/Bond	4.500%	2/15/36	25,110	30,446	0.4%
United States Treasury Note/Bond	5.000%	5/15/37	22,025	28,543	0.4%
United States Treasury Note/Bond	6.250%	5/15/30	20,070	28,490	0.4%
United States Treasury Note/Bond	4.500%	5/15/38	22,065	26,781	0.4%

53

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
United States Treasury Note/Bond	6.125%	11/15/27	17,360	23,821	0.4%
United States Treasury Note/Bond	2.750%	2/15/24	22,400	22,894	0.3%
United States Treasury Note/Bond	7.500%	11/15/24	14,410	21,010	0.3%
United States Treasury Note/Bond	6.000%	2/15/26	13,365	17,851	0.3%
United States Treasury Note/Bond	5.250%	2/15/29	13,915	17,820	0.3%
United States Treasury Note/Bond	6.375%	8/15/27	11,955	16,709	0.2%
United States Treasury
Note/Bond	2.500%–6.750%	11/15/23–8/15/41	42,801	49,451	0.7%
				2,154,068	32.0%
Agency Bonds and Notes
1 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	23,340	0.4%
1 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	10,617	14,654	0.2%
1 Federal National Mortgage Assn.	6.250%	5/15/29	11,900	16,078	0.2%
Agency Bonds and Notes—Other †				109,965	1.6%
				164,037	2.4%
Total U.S. Government and Agency Obligations (Cost $2,186,497)				2,318,105	34.4%
Corporate Bonds
Finance
Banking
Goldman Sachs Group Inc.	6.750%	10/1/37	16,690	19,923	0.3%
2 Banking—Other †				307,761	4.6%
Brokerage †				9,207	0.1%
Finance Companies
General Electric Capital Corp.	5.875%	1/14/38	20,425	24,674	0.4%
General Electric Capital Corp.	6.750%	3/15/32	16,405	21,613	0.3%
General Electric Capital Corp.	6.875%	1/10/39	10,850	14,632	0.2%
General Electric Capital Corp.	6.150%	8/7/37	6,930	8,560	0.1%
Finance Companies—Other †				213	0.0%
Insurance
3 American International Group Inc.	8.175%	5/15/68	10,575	14,590	0.2%
Berkshire Hathaway
Finance Corp.	4.300%–5.750%	1/15/40–5/15/43	7,150	7,896	0.1%
Berkshire Hathaway Inc.	4.500%	2/11/43	2,125	2,180	0.1%
Insurance—Other †				195,711	2.9%
Other Finance †				2,112	0.0%
Real Estate Investment Trusts †				12,981	0.2%
				642,053	9.5%
Industrial
Basic Industry
Lubrizol Corp.	6.500%	10/1/34	925	1,207	0.0%
2 Basic Industry—Other †				207,189	3.1%
Capital Goods
General Electric Co.	4.125%–4.500%	10/9/42–3/11/44	13,480	13,672	0.2%
Capital Goods—Other †				138,075	2.1%
Communication
Alltel Corp.	6.800%–7.875%	5/1/29–7/1/32	2,825	3,882	0.1%
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	1,191	0.0%
AT&T Corp.	8.000%	11/15/31	1,696	2,487	0.0%
AT&T Inc.	4.300%–6.550%	9/15/34–6/15/45	51,751	56,514	0.8%
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,572	0.0%
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,118	2,830	0.0%

54

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
BellSouth Corp.	6.000%–6.875%	10/15/31–11/15/34	2,646	3,163	0.1%
BellSouth
Telecommunications LLC	0.000%–6.375%	6/1/28–12/15/95	2,120	2,397	0.0%
Deutsche Telekom
International Finance BV	8.750%	6/15/30	10,150	14,844	0.2%
GTE Corp.	6.940%	4/15/28	2,675	3,342	0.1%
New Cingular Wireless
Services Inc.	8.750%	3/1/31	2,235	3,326	0.1%
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,373	0.0%
Verizon Communications Inc.	6.550%	9/15/43	45,580	57,265	0.9%
Verizon Communications Inc.	6.400%	9/15/33	20,300	24,862	0.4%
Verizon
Communications Inc.	3.850%–7.750%	12/1/30–11/1/42	39,373	47,049	0.7%
Verizon Maryland LLC	5.125%	6/15/33	1,200	1,223	0.0%
Verizon New England Inc.	7.875%	11/15/29	490	627	0.0%
Verizon New York Inc.	7.375%	4/1/32	1,175	1,461	0.0%
Communication—Other †				280,121	4.2%
Consumer Cyclical †				283,937	4.2%
2 Consumer Noncyclical †				459,294	6.8%
2 Energy †				277,968	4.1%
2 Technology †				118,210	1.8%
Transportation
3 BNSF Funding Trust I	6.613%	12/15/55	850	948	0.0%
Burlington Northern
Santa Fe LLC	4.375%–7.950%	12/15/25–4/1/44	21,090	23,738	0.4%
2 Transportation—Other †				89,777	1.3%
				2,125,544	31.6%
Utilities
Electric
Berkshire Hathaway
Energy Co.	5.950%–8.480%	9/15/28–9/15/37	11,570	14,572	0.2%
MidAmerican Energy Co.	5.750%–6.750%	12/30/31–10/15/36	4,270	5,441	0.1%
MidAmerican Energy
Holdings Co.	5.150%	11/15/43	3,600	4,030	0.1%
Nevada Power Co.	5.375%–6.750%	4/1/36–5/15/41	4,075	5,289	0.1%
PacifiCorp	4.100%–7.700%	11/15/31–2/1/42	10,293	12,423	0.2%
Sierra Pacific Power Co.	6.750%	7/1/37	670	903	0.0%
2 Electric—Other †				381,360	5.6%
2 Natural Gas †				193,061	2.9%
Other Utility †				7,745	0.1%
				624,824	9.3%
Total Corporate Bonds (Cost $3,092,170)				3,392,421	50.4%

55

Long-Term Bond Index Fund

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
Sovereign Bonds (U.S. Dollar-Denominated)
Pemex Project Funding
Master Trust	6.625%	6/15/35–6/15/38	11,195	13,166	0.2%
2 Petroleos Mexicanos	5.500%–6.500%	6/2/41–1/23/45	25,875	29,047	0.4%
United Mexican States	6.050%	1/11/40	13,325	16,123	0.3%
United Mexican States	4.750%	3/8/44	14,215	14,460	0.2%
United Mexican States	5.550%–8.300%	8/15/31–10/12/10	29,797	35,917	0.5%
Sovereign Bonds (U.S. Dollar-Denominated)—Other †				403,712	6.0%
Total Sovereign Bonds (Cost $491,648)				512,425	7.6%
Taxable Municipal Bonds
Illinois GO	5.100%	6/1/33	21,530	21,574	0.3%
Taxable Municipal Bonds—Other †				413,130	6.2%
Total Taxable Municipal Bonds (Cost $366,205)				434,704	6.5%

			Shares
Temporary Cash Investment
Money Market Fund
4 Vanguard Market Liquidity Fund
(Cost $36,317)	0.111%		36,317,000	36,317	0.6%
Total Investments (Cost $6,172,837)				6,693,972	99.5%
Other Assets and Liabilities
Other Assets				113,162	1.7%
Liabilities				(76,419)	(1.2%)
				36,743	0.5%
Net Assets				6,730,715	100.0%

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	6,223,949
Undistributed Net Investment Income	2,225
Accumulated Net Realized Losses	(16,594)
Unrealized Appreciation (Depreciation)	521,135
Net Assets	6,730,715

Investor Shares—Net Assets
Applicable to 171,346,249 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,333,279
Net Asset Value Per Share—Investor Shares	$13.62

56

Long-Term Bond Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 145,435,214 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,980,462
Net Asset Value Per Share—Institutional Shares	$13.62

Institutional Plus Shares—Net Assets
Applicable to 130,051,475 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,770,961
Net Asset Value Per Share—Institutional Plus Shares	$13.62

ETF Shares—Net Assets
Applicable to 7,200,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	646,013
Net Asset Value Per Share—ETF Shares	$89.72

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $31,474,000, representing 0.5% of net assets.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

57

Long-Term Bond Index Fund

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	139,238
Total Income	139,238
Expenses
The Vanguard Group—Note B
Investment Advisory Services	68
Management and Administrative—Investor Shares	1,871
Management and Administrative—Institutional Shares	387
Management and Administrative—Institutional Plus Shares	191
Management and Administrative—ETF Shares	190
Marketing and Distribution—Investor Shares	245
Marketing and Distribution—Institutional Shares	223
Marketing and Distribution—Institutional Plus Shares	200
Marketing and Distribution—ETF Shares	71
Custodian Fees	24
Shareholders’ Reports—Investor Shares	16
Shareholders’ Reports—Institutional Shares	1
Shareholders’ Reports—Institutional Plus Shares	—
Shareholders’ Reports—ETF Shares	22
Trustees’ Fees and Expenses	2
Total Expenses	3,511
Net Investment Income	135,727
Realized Net Gain (Loss) on Investment Securities Sold	11,167
Change in Unrealized Appreciation (Depreciation) of Investment Securities	561,823
Net Increase (Decrease) in Net Assets Resulting from Operations	708,717
1 Interest income from an affiliated company of the fund was $17,000.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Long-Term Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	135,727	246,051
Realized Net Gain (Loss)	11,167	14,569
Change in Unrealized Appreciation (Depreciation)	561,823	(825,885)
Net Increase (Decrease) in Net Assets Resulting from Operations	708,717	(565,265)
Distributions
Net Investment Income
Investor Shares	(46,155)	(101,049)
Institutional Shares	(40,177)	(71,742)
Institutional Plus Shares	(36,695)	(44,188)
ETF Shares	(10,475)	(29,072)
Realized Capital Gain[1]
Investor Shares	—	(4,474)
Institutional Shares	—	(2,680)
Institutional Plus Shares	—	(936)
ETF Shares	—	(1,238)
Total Distributions	(133,502)	(255,379)
Capital Share Transactions
Investor Shares	115,501	(538,463)
Institutional Shares	25,084	443,518
Institutional Plus Shares	176,512	1,159,289
ETF Shares	103,220	(217,791)
Net Increase (Decrease) from Capital Share Transactions	420,317	846,553
Total Increase (Decrease)	995,532	25,909
Net Assets
Beginning of Period	5,735,183	5,709,274
End of Period[2]	6,730,715	5,735,183
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $811,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $2,225,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Long-Term Bond Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.41	$14.27	$13.91	$12.04	$11.56	$11.98
Investment Operations
Net Investment Income	. 278.557		.570	.587	.595	.608
Net Realized and Unrealized Gain (Loss)
on Investments	1.210	(1.837)	.591	1.991	.583	(.420)
Total from Investment Operations	1.488	(1.280)	1.161	2.578	1.178	.188
Distributions
Dividends from Net Investment Income	(. 278)	(. 557)	(. 570)	(. 587)	(. 595)	(. 608)
Distributions from Realized Capital Gains	—	(. 023)	(. 231)	(.121)	(.103)	—
Total Distributions	(. 278)	(. 580)	(. 801)	(.708)	(. 698)	(. 608)
Net Asset Value, End of Period	$13.62	$12.41	$14.27	$13.91	$12.04	$11.56

Total Return[1]	12.07%	-9.13%	8.49%	22.06%	10.27%	1.76%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,333	$2,019	$2,904	$2,727	$2,250	$2,049
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	4.26%	4.21%	4.00%	4.62%	4.87%	5.33%
Portfolio Turnover Rate [2]	37%	50%	41%	45%	54%	69%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Long-Term Bond Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.41	$14.27	$13.91	$12.04	$11.56	$11.98
Investment Operations
Net Investment Income	. 287	. 574	. 589.606		.613	.625
Net Realized and Unrealized Gain (Loss)
on Investments	1.210	(1.837)	.591	1.991	.583	(.420)
Total from Investment Operations	1.497	(1.263)	1.180	2.597	1.196	.205
Distributions
Dividends from Net Investment Income	(. 287)	(. 574)	(. 589)	(. 606)	(. 613)	(. 625)
Distributions from Realized Capital Gains	—	(. 023)	(. 231)	(.121)	(.103)	—
Total Distributions	(. 287)	(. 597)	(. 820)	(.727)	(.716)	(. 625)
Net Asset Value, End of Period	$13.62	$12.41	$14.27	$13.91	$12.04	$11.56

Total Return	12.14%	-9.01%	8.63%	22.24%	10.44%	1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,980	$1,784	$1,576	$1,174	$1,229	$509
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	4.39%	4.34%	4.13%	4.77%	5.02%	5.48%
Portfolio Turnover Rate[1]	37%	50%	41%	45%	54%	69%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

61

Long-Term Bond Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months			Oct. 6,
	Ended		Year Ended	2011[1] to
	June 30,		December 31,	Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$12.41	$14.27	$13.91	$13.69
Investment Operations
Net Investment Income	. 288	. 577	. 592.152
Net Realized and Unrealized Gain (Loss)
on Investments	1.210	(1.837)	.591	.341
Total from Investment Operations	1.498	(1.260)	1.183	.493
Distributions
Dividends from Net Investment Income	(. 288)	(. 577)	(. 592)	(.152)
Distributions from Realized Capital Gains	—	(.023)	(.231)	(.121)
Total Distributions	(. 288)	(. 600)	(. 823)	(. 273)
Net Asset Value, End of Period	$13.62	$12.41	$14.27	$13.91

Total Return	12.15%	-8.99%	8.65%	3.64%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,771	$1,444	$424	$440
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	4.41%	4.36%	4.15%	4.79%[2]
Portfolio Turnover Rate [3]	37%	50%	41%	45%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.
62

Long-Term Bond Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$81.45	$93.73	$91.40	$79.07	$75.91	$78.66
Investment Operations
Net Investment Income	1.856	3.813	3.790	3.904	3.954	4.005
Net Realized and Unrealized Gain (Loss)
on Investments	7.961	(12.129)	3.851	13.127	3.836	(2.750)
Total from Investment Operations	9.817	(8.316)	7.641	17.031	7.790	1.255
Distributions
Dividends from Net Investment Income	(1.547)	(3.813)	(3.790)	(3.904)	(3.954)	(4.005)
Distributions from Realized Capital Gains	—	(.151)	(1.521)	(.797)	(.676)	—
Total Distributions	(1.547)	(3.964)	(5.311)	(4.701)	(4.630)	(4.005)
Net Asset Value, End of Period	$89.72	$81.45	$93.73	$91.40	$79.07	$75.91

Total Return	12.13%	-9.03%	8.49%	22.18%	10.36%	1.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$646	$489	$806	$512	$324	$311
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	4.36%	4.31%	4.10%	4.73%	4.98%	5.43%
Portfolio Turnover Rate[1]	37%	50%	41%	45%	54%	69%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

63

Long-Term Bond Index Fund

Notes to Financial Statements

Vanguard Long-Term Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers four classes of shares: Investor Shares, Institutional Shares, Institutional Plus Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

4. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

5. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

64

Long-Term Bond Index Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the fund had contributed capital of $692,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	2,318,105	—
Corporate Bonds	—	3,392,421	—
Sovereign Bonds	—	512,425	—
Taxable Municipal Bonds	—	434,704	—
Temporary Cash Investments	36,317	—	—
Total	36,317	6,657,655	—

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at December 31, 2013, the fund had available capital losses totaling $20,710,000 that may be carried forward indefinitely to offset future net capital gains.

65

Long-Term Bond Index Fund

During the six months ended June 30, 2014, the fund realized $4,682,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

At June 30, 2014, the cost of investment securities for tax purposes was $6,172,837,000. Net unrealized appreciation of investment securities for tax purposes was $521,135,000, consisting of unrealized gains of $570,649,000 on securities that had risen in value since their purchase and $49,514,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2014, the fund purchased $671,826,000 of investment securities and sold $321,756,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $948,072,000 and $865,631,000, respectively. Total purchases and sales include $143,253,000 and $42,335,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2014	December 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	356,802	27,115	419,097	31,273
Issued in Lieu of Cash Distributions	40,340	3,033	91,692	6,934
Redeemed	(281,641)	(21,516)	(1,049,252)	(79,063)
Net Increase (Decrease)—Investor Shares	115,501	8,632	(538,463)	(40,856)
Institutional Shares
Issued	241,513	18,341	803,345	61,587
Issued in Lieu of Cash Distributions	38,697	2,909	67,973	5,171
Redeemed	(255,126)	(19,606)	(427,800)	(33,429)
Net Increase (Decrease)—Institutional Shares	25,084	1,644	443,518	33,329
Institutional Plus Shares
Issued	207,573	16,044	1,142,252	85,377
Issued in Lieu of Cash Distributions	33,948	2,553	45,125	3,475
Redeemed	(65,009)	(4,920)	(28,088)	(2,169)
Net Increase (Decrease)—Institutional Plus Shares	176,512	13,677	1,159,289	86,683
ETF Shares
Issued	146,296	1,700	125,513	1,400
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(43,076)	(500)	(343,304)	(4,000)
Net Increase (Decrease)—ETF Shares	103,220	1,200	(217,791)	(2,600)

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

66

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

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Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	12/31/2013	6/30/2014	Period
Based on Actual Fund Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,009.35	$1.00
Admiral Shares	1,000.00	1,009.85	0.50
Signal Shares	1,000.00	1,009.85	0.50
Institutional Shares	1,000.00	1,010.00	0.35
Institutional Plus Shares	1,000.00	1,010.10	0.25
ETF Shares	1,000.00	1,010.15	0.50
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,049.35	$1.02
Admiral Shares	1,000.00	1,049.86	0.51
Signal Shares	1,000.00	1,049.86	0.51
Institutional Shares	1,000.00	1,050.02	0.36
Institutional Plus Shares	1,000.00	1,050.12	0.25
ETF Shares	1,000.00	1,049.83	0.51
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,120.68	$1.05
Institutional Shares	1,000.00	1,121.39	0.37
Institutional Plus Shares	1,000.00	1,121.50	0.26
ETF Shares	1,000.00	1,121.25	0.53

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Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	12/31/2013	6/30/2014	Period
Based on Hypothetical 5% Yearly Return
Short-Term Bond Index Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Signal Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Institutional Plus Shares	1,000.00	1,024.55	0.25
ETF Shares	1,000.00	1,024.30	0.50
Intermediate-Term Bond Index Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Signal Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
Institutional Plus Shares	1,000.00	1,024.55	0.25
ETF Shares	1,000.00	1,024.30	0.50
Long-Term Bond Index Fund
Investor Shares	$1,000.00	$1,023.80	$1.00
Institutional Shares	1,000.00	1,024.45	0.35
Institutional Plus Shares	1,000.00	1,024.55	0.25
ETF Shares	1,000.00	1,024.30	0.50

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Short-Term Bond Index Fund, 0.20% for Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for
Institutional Shares, 0.05% for Institutional Plus Shares, and 0.10% for ETF Shares; for the Intermediate-Term Bond Index Fund, 0.20% for
Investor Shares, 0.10% for Admiral Shares, 0.10% for Signal Shares, 0.07% for Institutional Shares, 0.05% for Institutional Plus Shares, and
0.10% for ETF Shares; and for the Long-Term Bond Index Fund, 0.20% for Investor Shares, 0.07% for Institutional Shares, 0.05% for
Institutional Plus Shares, and 0.10% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

69

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Short-Term Bond Index Fund, Intermediate-Term Bond Index Fund, and Long-Term Bond Index Fund has renewed each fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for each fund. The board determined that continuing the funds’ internalized management structure was in the best interests of each fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of each fund’s investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of each advisory arrangement.

Investment performance
The board considered the short- and long-term performance of each fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that each advisory arrangement should continue. Information about the funds’ most recent performance can be found on the Performance Summary pages of this report.

Cost
The board concluded that each fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that each fund’s advisory fee rate was also well below its peer-group average. Information about the funds’ expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements sections.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that each fund’s at-cost arrangement with Vanguard ensures that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

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Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

71

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced 1–5 Year Investment-Grade Debt Funds Average: Based on average returns for 1–5 Year U.S. Government Funds through December 31, 2001, and average returns for 1–5 Year Investment-Grade Debt Funds thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Spliced Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index: Barclays U.S. 1–5 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 1–5 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index: Barclays U.S. 5–10 Year Government/Credit Bond Index through December 31, 2009; Barclays U.S. 5–10 Year Government/Credit Float Adjusted Index thereafter.

Spliced Barclays U.S. Long Government/Credit Float Adjusted Index: Barclays U.S. Long Government/Credit Bond Index through December 31, 2009; Barclays U.S. Long Government/Credit Float Adjusted Index thereafter.

Spliced Corporate A-Rated Debt Funds Average: Based on average returns for General Government Funds through December 31, 2001, and average returns for Corporate A-Rated Debt Funds thereafter. Derived from data provided by Lipper, a Thomson Reuters Company.

Spliced Intermediate Investment-Grade Debt Funds Average: Intermediate U.S. Government Funds Average through December 31, 2001; Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q3142 082014

Semiannual Report | June 30, 2014

Vanguard Inflation-Protected

Securities Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	9
Performance Summary.	10
Financial Statements.	11
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangement.	25
Glossary.	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Inflation-Protected Securities Fund
Investor Shares	-0.29%	1.55%	4.24%	5.79%
Admiral™ Shares	-0.19	1.60	4.29	5.89
Institutional Shares	-0.16	1.62	4.29	5.91
Barclays U.S. Treasury Inflation Protected Securities Index				5.83
Inflation-Protected Bond Funds Average				4.84
Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2013, Through June 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Inflation-Protected Securities Fund
Investor Shares	$12.98	$13.61	$0.120	$0.000
Admiral Shares	25.47	26.72	0.249	0.000
Institutional Shares	10.37	10.88	0.102	0.000

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard Inflation-Protected Securities Fund returned 5.79% for the first six months of 2014. Returns of Admiral and Institutional Shares were slightly higher. The fund’s return was in line with the 5.83% result of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, and higher than the 4.84% average return of its peer group.

After the fund recorded negative returns in 2013, investors bid up prices for bonds, which lowered yields, including those of Treasury inflation-protected securities (TIPS). (Bond prices and yields move in opposite directions.) This helped the fund post a positive capital return, and its yield declined to –0.29% for Investor Shares. (I discuss negative yields later in this letter.)

The period was strong for bonds as yields dropped and prices rose
Bond prices spent most of the six months regaining the ground they lost in 2013, and the broad U.S. taxable bond market returned 3.93%. The yield of the benchmark 10-year Treasury note ended June at 2.54%, down from almost 3% on December 31. Municipal bonds returned 6.00% amid support from the broad bond market rally, investors’ greater appetite for tax-exempt income, and a decline in new issues.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 5.59%.

In June, the European Central Bank made the unprecedented move of lowering a key interest rate below zero, to –0.10%, in an effort to avert deflation and induce banks to lend and thus fuel economic growth.

Although the period was strong worldwide for bonds, it’s worth remembering that the current low yields imply lower future returns. As yields drop, the scope for further declines—and increases in prices—diminishes.

Returns remained tiny for money market funds and savings accounts because of the Fed’s target of 0%–0.25% for short-term interest rates.

After a slow start to the year, U.S. stocks began to climb
Although U.S. stocks began the period with a decline in January, they went on to advance in each of the next five months. The broad U.S. stock market returned about 7% as the global economy continued to recover, albeit unevenly, and corporate earnings remained solid. Stocks were notably resilient, surging after dips caused by turmoil in Iraq and conflict in Ukraine.

Market Barometer
			Total Returns
		Periods Ended June 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.93%	4.37%	4.85%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.00	6.14	5.81
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	7.27%	25.35%	19.25%
Russell 2000 Index (Small-caps)	3.19	23.64	20.21
Russell 3000 Index (Broad U.S. market)	6.94	25.22	19.33
FTSE All-World ex US Index (International)	5.75	21.93	11.40

CPI
Consumer Price Index	2.27%	2.07%	2.02%

Citing the U.S. economy’s progress, the Federal Reserve has steadily trimmed its stimulative monthly bond-buying since January. At the same time, investors have been reassured by the Fed’s decision to keep interest rates low for an extended period.

International stocks overall returned nearly 6%. Emerging-market stocks, which have rebounded sharply in recent months, were the top performers, followed by stocks of developed markets in Europe and then those in the Pacific region.

TIPS benefited from the bond rally; inflation expectations were static
As bond prices rose and yields fell, the Inflation-Protected Securities Fund rebounded from 2013’s negative returns.

During the wintertime economic slump, investors renewed their interest in income-bearing instruments. Many institutional investors also rebalanced their portfolios after last year’s robust stock rally and shifted some assets from equities to bonds.

Even when spring brought economic growth, yields remained at low levels or fell even further. For example, the yield of the 10-year TIPS, which had generally been negative since November 2011, rose into positive territory in 2013. It ended the year at 0.77%, but then fell to 0.25% by June 30.

Correspondingly, the fund’s share price reversed last year’s decline and rose more than 4% as its yield dropped from –0.04% to –0.29% for Investor Shares. The fall in

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Average
Inflation-Protected Securities Fund	0.20%	0.10%	0.07%	0.77%
The fund expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07%
for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Inflation-Protected Bond Funds.

yield resulted from the higher price investors were willing to pay for TIPS, expecting to be adequately compensated by the securities’ built-in future inflation adjustments.

Despite falling rates and the winter slowdown, inflation ticked up. The Consumer Price Index rose from 1.5% at the end of 2013 to 2.27% six months later.

The offsetting dynamics of a short-term economic hiccup and the modest rise in inflation helped keep inflation expectations relatively unchanged, at least as measured by the breakeven inflation rate. This figure is calculated by comparing the yield of a nominal Treasury bond with the yield of its inflation-protected counterpart. The difference between the two yields reflects the market’s estimation of the level of annual inflation over the next ten years. As of June 30, the breakeven inflation rate was 2.28%, barely changed from 2.26% on December 31, 2013.

The fund’s advisor offers a more detailed discussion of the investment environment during the period in the Advisor’s Report that follows this letter.

International bonds can help diversify interest rate risk
As the Fed continues to trim its bond purchases, we’re likely to see more headlines about the prospect of higher interest rates and lower bond prices. But the latest media speculation is never a sound basis for changing your portfolio’s long-term allocation to bonds, which serve to moderate the much higher volatility of stocks.

Investors can nevertheless reduce their exposure to U.S. interest rate risk by shifting some of their portfolio’s bond allocation into international bonds.

The importance of your fund’s duration

Unlike Vanguard Short-Term Inflation-Protected Securities Index Fund, the Inflation-Protected Securities Fund has a relatively long average duration, which is a measure of sensitivity to interest rate changes. As of June 30, 2014, the fund had an average duration of 7.9 years, compared with an average of 5.6 years for the Barclays U.S. Aggregate Float Adjusted Bond Index.

The longer a fund’s duration, the more its share price will change—up or down—in response to a change in interest rates. While your fund’s longer duration enhanced its recent returns because interest rates declined, the same attribute would hurt its performance if market rates were rising.

At some point, as they did in 2013, rates are bound to rise again. Be prepared, and remember that rate changes are neither good nor bad. They’re both. Rising rates mean declining prices, but they also imply higher returns on reinvested income and new investments. By contrast, when rates tumble, bond prices rise, but the return on reinvested interest income or new investments declines.

Using nearly three decades’ worth of data from periods when interest rates rose, Vanguard has found that adding international bonds (whether hedged for foreign currency risk or issued in U.S. dollars) can effectively diversify a portfolio of domestic bonds regardless of the investor’s home country. Much of this benefit arises because the interest rate movements of various markets can cancel one another out to some extent, leading to more stable returns.

Of course, there’s no guarantee that such trends will continue, and diversification doesn’t prevent losses. But it’s unlikely that all interest rates across the globe would increase at the same time or by the same magnitude. (You can read more in Fearful of Rising Interest Rates? Consider a More Global Bond Portfolio, available at vanguard.com/research.)

This strategy of global diversification is simple and straightforward and can make sense in any rate environment. And unlike changes in interest rates, such a strategy is under your control.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 18, 2014

Advisor’s Report

For the six months ended June 30, 2014, Investor Shares of Vanguard Inflation-Protected Securities Fund returned 5.79%. The fund’s result closely tracked the 5.83% return of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, and was ahead of the average 4.84% return of peer-group funds.

The investment environment
The U.S. bond market ended 2013 on a pessimistic note. Stronger economic growth and a continuing bond market sell-off were expected for 2014, but once again, the economy hit a speed bump. Intense winter weather dragged on growth, producing a sharp contraction in economic activity in the first quarter.

A solid rebound ensued in the second quarter, but net growth for the half year was essentially flat to slightly positive. Inflation rose modestly, as expected, and the Consumer Price Index rose 2.27% through June after finishing 2013 with a 1.5% increase.

In spite of the stagnant overall growth data, the labor market continued to improve. The unemployment rate declined 0.6 percentage points to 6.1% in June as roughly 210,000 new jobs on average were created monthly. Accordingly, the Federal Reserve began to reduce its purchases of U.S. Treasury and mortgage-backed securities (MBS) and announced that it expected to begin raising short-term interest rates in mid-2015.

Yields of U.S. Treasury Inflation-Protected Securities
(Real Yields)
	December 31,	March 31,	June 30,
Maturity	2013	2014	2014
2 years	–1.22%	–1.40%	–1.35%
3 years	–0.91	–1.01	–1.09
5 Years	–0.35	–0.47	–0.48
7 Years	0.17	0.20	–0.14
10 Years	0.77	0.58	0.25
20 Years	1.34	1.03	0.73
30 Years	1.63	1.28	1.00
Source: Vanguard.

The surprising softness in growth and modest uptick in inflation spurred increased purchases of Treasury Inflation-Protected Securities (TIPS). This resulted in a sharp rate drop led by the very long end of the TIPS yield curve. Thirty-year bond real yields declined to 1.0%, 0.63 percentage points lower than at year-end, and the real yield (excluding inflation compensation) fell from –0.04% to –0.29% for your fund’s Investor Shares. Investor participation at the monthly TIPS auctions rose to the highest level on record, and nearly 70% of bonds auctioned in the second quarter went to investment funds and foreign investors. This was a positive backdrop for the market as the Fed began trimming its bond-buying from $85 billion to $45 billion per month, reducing its purchases of longer-duration TIPS by $530 million.

Management of the portfolio
The sharp rally led by the longer-duration securities produced a narrower interest rate spread between long and short maturities. The fund benefited from that shift because we were positioned to capture the spread compression by tilting our portfolio toward the longer end of the maturity spectrum.

More perplexing was the slow move in breakeven inflation (BEI) expectations. We typically measure the BEI as the yield difference between a U.S. Treasury bond and a U.S. TIPS of similar maturities. The 5-year BEI widened 0.20 percentage points to 2.03% in the first half of the year in response to increased inflation but still has not fully discounted the rise. Longer-dated BEI spreads are unchanged year-to-date.

Outlook
At Vanguard, we anticipate inflation to revert in the coming years to closer to its historical average range of 2.50% to 2.75% as the U.S. economy shows sustainable growth. As the economy expands, we will watch for signs of wage inflation, which is still dormant. Further tightening of labor market conditions (more unemployed finding full-time work) could increase the level of wage compensation and, consequently, inflation. We believe the Federal Reserve will respond to a durable, expanding recovery accompanied by wage inflation by raising short-term interest rates. The fund is designed to capture unanticipated increases in inflation, because the bonds are indexed to the CPI non-seasonally adjusted index. It is important to remember, however, that the overall duration and, hence, return volatility of the fund is higher than its sister fund, Vanguard Short-Term Inflation-Protected Securities Index Fund. For more on this topic, please see the separate discussion on duration near the end of the Chairman’s Letter.

Gemma Wright-Casparius, Principal

Vanguard Fixed Income Group

July 22, 2014

8

Inflation-Protected Securities Fund

Fund Profile
As of June 30, 2014

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares
Ticker Symbol	VIPSX	VAIPX	VIPIX
Expense Ratio[1]	0.20%	0.10%	0.07%
30-Day SEC Yield[2]	-0.29%	-0.19%	-0.16%

Financial Attributes
		Barclays
		Inflation	Barclays
		Protected	Aggregate
		Securities	Bond
	Fund	Index	Index
Number of Bonds	41	35	8,523
Yield to Maturity
(before expenses)	2.1%	2.1%	2.2%
Average Coupon	1.1%	1.1%	3.3%
Average Duration	7.9 years	8.0 years	5.6 years
Average Effective
Maturity	8.6 years	8.6 years	7.6 years
Short-Term
Reserves	0.2%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency	99.5%
Other	0.5
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
	Barclays
	Inflation	Barclays
	Protected	Aggregate
	Securities	Bond
	Index	Index
R-Squared	0.99	0.79
Beta	1.01	1.79
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.5%
1 - 3 Years	17.2
3 - 5 Years	15.6
5 - 10 Years	39.7
10 - 20 Years	18.2
20 - 30 Years	7.8

Distribution by Credit Quality (% of portfolio)
U.S. Government	99.5%
Aaa	0.5
Credit-quality ratings are obtained from Moody's and S&P, and the higher rating for each is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Investment Focus

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratios were 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional
Shares.
2 Yields of inflation-protected securities tend to be lower than those of bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

9

Inflation-Protected Securities Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2003, Through June 30, 2014
				Barclays
				Inflation
				Protected
				Securities
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.79%	3.48 3.48%	8.27%	8.46%
2005	5.44	-2.85 -2.85	2.59	2.84
2006	3.40	-2.97 -2.97	0.43	0.41
2007	5.90	5.69 5.69	11.59	11.63
2008	4.62	-7.47 -7.47	-2.85	-2.35
2009	1.86	8.94 8.94	10.80	11.41
2010	2.58	3.59 3.59	6.17	6.31
2011	4.56	8.68 8.68	13.24	13.56
2012	2.62	4.16 4.16	6.78	6.98
2013	1.47	-10.39 -10.39	-8.92	-8.61
2014	1.55	4.24 4.24	5.79	5.83
Note: For 2014, performance data reflect the six months ended June 30, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014

						Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	6/29/2000	4.34%	5.37%	3.59%	1.40%	4.99%
Admiral Shares	6/10/2005	4.49	5.47	3.78[1]	0.94[1]	4.721
Institutional Shares	12/12/2003	4.47	5.50	3.74	1.38	5.12
1 Return since inception.

See Financial Highlights for dividend and capital gains information.

10

Inflation-Protected Securities Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.3%)
U.S. Government Securities (99.3%)
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/15	200,000	252,349
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/15	110,000	139,224
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	405,348	510,420
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	1,140,286	1,256,666
	United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	504,666	642,784
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	444,389	571,391
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,279,831	1,381,348
	United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	373,743	478,477
	United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	397,561	490,594
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,416,846	1,500,300
	United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	414,475	497,746
	United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	377,783	469,617
	United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	615,000	640,408
	United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	412,550	515,316
	United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	512,000	615,337
	United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	794,600	946,243
	United States Treasury Inflation Indexed Bonds	1.125%	1/15/21	901,289	1,057,356
	United States Treasury Inflation Indexed Bonds	0.625%	7/15/21	1,000,026	1,107,280
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/22	1,135,279	1,196,378
	United States Treasury Inflation Indexed Bonds	0.125%	7/15/22	1,159,978	1,202,936
	United States Treasury Inflation Indexed Bonds	0.125%	1/15/23	1,200,545	1,227,852
1	United States Treasury Inflation Indexed Bonds	0.375%	7/15/23	1,170,000	1,213,869
	United States Treasury Inflation Indexed Bonds	0.625%	1/15/24	1,115,000	1,172,705
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/25	646,940	984,654
	United States Treasury Inflation Indexed Bonds	2.000%	1/15/26	476,198	669,136
	United States Treasury Inflation Indexed Bonds	2.375%	1/15/27	378,539	545,266
	United States Treasury Inflation Indexed Bonds	1.750%	1/15/28	397,750	517,343
	United States Treasury Inflation Indexed Bonds	3.625%	4/15/28	267,390	549,619
	United States Treasury Inflation Indexed Bonds	2.500%	1/15/29	391,297	544,205
	United States Treasury Inflation Indexed Bonds	3.875%	4/15/29	328,121	690,625
	United States Treasury Inflation Indexed Bonds	3.375%	4/15/32	133,522	257,025
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/40	225,630	313,916
	United States Treasury Inflation Indexed Bonds	2.125%	2/15/41	279,921	387,505
	United States Treasury Inflation Indexed Bonds	0.750%	2/15/42	508,714	500,700
	United States Treasury Inflation Indexed Bonds	0.625%	2/15/43	376,750	351,459
	United States Treasury Inflation Indexed Bonds	1.375%	2/15/44	426,200	475,267
	United States Treasury Note/Bond	2.750%	2/15/24	170,000	173,745
Total U.S. Government and Agency Obligations (Cost $24,525,208)					26,047,061

11

Inflation-Protected Securities Fund

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.2%)
Money Market Fund (0.2%)
2 Vanguard Market Liquidity Fund
(Cost $50,529)	0.111%	50,529,000	50,529
Total Investments (99.5%) (Cost $24,575,737)			26,097,590
Other Assets and Liabilities (0.5%)
Other Assets			211,929
Liabilities			(89,242)
			122,687
Net Assets (100%)			26,220,277

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	24,449,887
Undistributed Net Investment Income	269,191
Accumulated Net Realized Losses	(20,029)
Unrealized Appreciation (Depreciation)
Investment Securities	1,521,853
Futures Contracts	(625)
Net Assets	26,220,277

Investor Shares—Net Assets
Applicable to 460,847,944 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	6,272,306
Net Asset Value Per Share—Investor Shares	$13.61

Admiral Shares—Net Assets
Applicable to 411,433,588 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,992,165
Net Asset Value Per Share—Admiral Shares	$26.72

Institutional Shares—Net Assets
Applicable to 822,921,170 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,955,806
Net Asset Value Per Share—Institutional Shares	$10.88

See Note A in Notes to Financial Statements.
1 Securities with a value of $9,818,000 have been segregated as initial margin for open futures contracts.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Inflation-Protected Securities Fund

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	445,178
Total Income	445,178
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,172
Management and Administrative—Investor Shares	5,232
Management and Administrative—Admiral Shares	3,844
Management and Administrative—Institutional Shares	1,641
Marketing and Distribution—Investor Shares	726
Marketing and Distribution—Admiral Shares	1,022
Marketing and Distribution—Institutional Shares	1,004
Custodian Fees	68
Shareholders’ Reports—Investor Shares	61
Shareholders’ Reports—Admiral Shares	27
Shareholders’ Reports—Institutional Shares	35
Trustees’ Fees and Expenses	9
Total Expenses	14,841
Net Investment Income	430,337
Realized Net Gain (Loss)
Investment Securities Sold	88,173
Futures Contracts	(20,544)
Options on Futures Contracts	(544)
Realized Net Gain (Loss)	67,085
Change in Unrealized Appreciation (Depreciation)
Investment Securities	994,833
Futures Contracts	(422)
Change in Unrealized Appreciation (Depreciation)	994,411
Net Increase (Decrease) in Net Assets Resulting from Operations	1,491,833
1 Interest income from an affiliated company of the fund was $126,000.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Inflation-Protected Securities Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	430,337	494,693
Realized Net Gain (Loss)	67,085	1,269,050
Change in Unrealized Appreciation (Depreciation)	994,411	(4,899,067)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,491,833	(3,135,324)
Distributions
Net Investment Income
Investor Shares	(55,414)	(118,821)
Admiral Shares	(101,852)	(211,386)
Institutional Shares	(83,827)	(173,452)
Realized Capital Gain[1]
Investor Shares	—	(47,339)
Admiral Shares	—	(48,826)
Institutional Shares	—	(38,147)
Total Distributions	(241,093)	(637,971)
Capital Share Transactions
Investor Shares	(611,533)	(8,462,840)
Admiral Shares	(533,684)	(3,445,883)
Institutional Shares	(386,910)	(2,394,098)
Net Increase (Decrease) from Capital Share Transactions	(1,532,127)	(14,302,821)
Total Increase (Decrease)	(281,387)	(18,076,116)
Net Assets
Beginning of Period	26,501,664	44,577,780
End of Period[2]	26,220,277	26,501,664
1 Includes fiscal 2013 short-term gain distributions totaling $8,954,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $269,191,000 and $79,947,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Inflation-Protected Securities Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$12.98	$14.53	$14.11	$13.00	$12.55	$11.52
Investment Operations
Net Investment Income	.221	.210	.367	.568	.319	.210
Net Realized and Unrealized Gain (Loss)
on Investments	.529	(1.499)	.586	1.127	.448	1.034
Total from Investment Operations	.750	(1.289)	.953	1.695	.767	1.244
Distributions
Dividends from Net Investment Income	(.120)	(. 216)	(. 366)	(. 567)	(. 317)	(. 214)
Distributions from Realized Capital Gains	—	(.045)	(.167)	(.018)	—	—
Total Distributions	(.120)	(. 261)	(. 533)	(. 585)	(. 317)	(. 214)
Net Asset Value, End of Period	$13.61	$12.98	$14.53	$14.11	$13.00	$12.55

Total Return[1]	5.79%	-8.92%	6.78%	13.24%	6.17%	10.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$6,272	$6,577	$16,075	$15,220	$12,979	$12,946
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.20%	0.22%	0.25%
Ratio of Net Investment Income to
Average Net Assets	3.22%	1.33%	2.55%	4.21%	2.48%	2.00%
Portfolio Turnover Rate	41%	44%[2]	33%	28%	29%	14%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Inflation-Protected Securities Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$25.47	$28.54	$27.71	$25.54	$24.65	$22.62
Investment Operations
Net Investment Income	.446	.449	.750	1.140	.654	.441
Net Realized and Unrealized Gain (Loss)
on Investments	1.053	(2.965)	1.155	2.202	.888	2.037
Total from Investment Operations	1.499	(2.516)	1.905	3.342	1.542	2.478
Distributions
Dividends from Net Investment Income	(. 249)	(. 465)	(.747)	(1.137)	(. 652)	(. 448)
Distributions from Realized Capital Gains	—	(.089)	(.328)	(.035)	—	—
Total Distributions	(.249)	(.554)	(1.075)	(1.172)	(.652)	(.448)
Net Asset Value, End of Period	$26.72	$25.47	$28.54	$27.71	$25.54	$24.65

Total Return	5.89%	-8.86%	6.90%	13.29%	6.31%	10.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,992	$11,005	$16,011	$13,533	$11,440	$8,723
Ratio of Total Expenses to
Average Net Assets	0.10%	0.10%	0.10%	0.11%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	3.32%	1.43%	2.65%	4.30%	2.59%	2.13%
Portfolio Turnover Rate	41%	44%[1]	33%	28%	29%	14%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Inflation-Protected Securities Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.37	$11.62	$11.29	$10.40	$10.04	$9.21
Investment Operations
Net Investment Income	.183	.187	.310	.468	.271	.181
Net Realized and Unrealized Gain (Loss)
on Investments	.429	(1.208)	.463	.903	.359	.834
Total from Investment Operations	.612	(1.021)	.773	1.371	.630	1.015
Distributions
Dividends from Net Investment Income	(.102)	(.193)	(. 309)	(. 467)	(. 270)	(.185)
Distributions from Realized Capital Gains	—	(.036)	(.134)	(.014)	—	—
Total Distributions	(.102)	(. 229)	(. 443)	(. 481)	(. 270)	(.185)
Net Asset Value, End of Period	$10.88	$10.37	$11.62	$11.29	$10.40	$10.04

Total Return	5.91%	-8.83%	6.87%	13.39%	6.33%	11.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,956	$8,919	$12,491	$10,367	$7,720	$5,931
Ratio of Total Expenses to
Average Net Assets	0.07%	0.07%	0.07%	0.07%	0.07%	0.09%
Ratio of Net Investment Income to
Average Net Assets	3.35%	1.46%	2.68%	4.34%	2.63%	2.16%
Portfolio Turnover Rate	41%	44%[1]	33%	28%	29%	14%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Inflation-Protected Securities Fund

Notes to Financial Statements

Vanguard Inflation-Protected Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers three classes of shares: Investor Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures and Options: The fund uses futures contracts and options on futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. The primary risk associated with purchasing options is that interest rates move in such a way that the option is out-of-the-money, the position is worthless at expiration, and the fund loses the premium paid. The primary risk associated with writing options is that interest rates move in such a way that the option is in-the-money, the counterparty exercises the option, and the fund loses an amount equal to the market value of the option written less the premium received. Counterparty risk involving futures and exchange-traded options is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counter-party risk, the fund trades futures and options on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

18

Inflation-Protected Securities Fund

During the six months ended June 30, 2014, the fund’s average investments in long and short futures contracts represented less than 1% and 2% of net assets, respectively, based on quarterly average aggregate settlement values.

Options on futures contracts are also valued at their quoted daily settlement prices. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the six months ended June 30, 2014, the fund’s average investments in options purchased and options written represented 0% and less than 1% of net assets, respectively, based on quarterly average market values. The fund had no open options on futures contracts at June 30, 2014.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

19

Inflation-Protected Securities Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the fund had contributed capital of $2,707,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.08% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	26,047,061	—
Temporary Cash Investments	50,529	—	—
Futures Contracts—Assets[1]	1,195	—	—
Futures Contracts—Liabilities[1]	(2,535)	—	—
Total	49,189	26,047,061	—
1 Represents variation margin on the last day of the reporting period.

20

Inflation-Protected Securities Fund

D. At June 30, 2014, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
10-Year U.S. Treasury Note	September 2014	(3,353)	(419,701)	(650)
5-Year U.S. Treasury Note	September 2014	(942)	(112,532)	346
Ultra Long U.S. Treasury Bond	September 2014	(127)	(19,042)	(321)
				(625)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $24,575,737,000. Net unrealized appreciation of investment securities for tax purposes was $1,521,853,000, consisting of unrealized gains of $1,735,910,000 on securities that had risen in value since their purchase and $214,057,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended June 30, 2014, the fund purchased $5,277,700,000 of investment securities and sold $7,119,734,000 of investment securities, other than temporary cash investments.

The following table summarizes the fund’s options written during the six months ended June 30, 2014.

		Premiums
	Number of	Received
Options	Contracts	($000)
Balance at December 31, 2013	—	—
Options written	5,210	2,721
Options expired	(837)	(493)
Options closed	(4,373)	(2,228)
Options exercised	—	—
Balance at June 30, 2014	—	—

21

Inflation-Protected Securities Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2014	December 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	431,895	32,394	1,984,525	140,608
Issued in Lieu of Cash Distributions	51,358	3,804	154,507	11,388
Redeemed	(1,094,786)	(82,239)	(10,601,872)	(751,523)
Net Increase (Decrease)—Investor Shares	(611,533)	(46,041)	(8,462,840)	(599,527)
Admiral Shares
Issued	1,050,271	40,084	3,171,043	115,579
Issued in Lieu of Cash Distributions	89,972	3,395	232,213	8,799
Redeemed	(1,673,927)	(64,106)	(6,849,139)	(253,390)
Net Increase (Decrease)—Admiral Shares	(533,684)	(20,627)	(3,445,883)	(129,012)
Institutional Shares
Issued	1,194,101	112,231	2,399,444	216,915
Issued in Lieu of Cash Distributions	79,357	7,351	200,066	18,628
Redeemed	(1,660,368)	(156,372)	(4,993,608)	(450,615)
Net Increase (Decrease)—Institutional Shares	(386,910)	(36,790)	(2,394,098)	(215,072)

H. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Inflation-Protected Securities Fund	12/31/2013	6/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,057.86	$1.02
Admiral Shares	1,000.00	1,058.94	0.51
Institutional Shares	1,000.00	1,059.10	0.36
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.30	0.50
Institutional Shares	1,000.00	1,024.45	0.35
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.10% for Admiral Shares, and 0.07% for Institutional Shares. The dollar amounts shown as “Expenses
Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Inflation-Protected Securities Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

25

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” For this report, credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is used.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

26

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Inflation-Protected Securities Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1192 082014

Semiannual Report | June 30, 2014

Vanguard Total Bond Market Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	10
Financial Statements.	12
About Your Fund’s Expenses.	28
Trustees Approve Advisory Arrangement.	30
Glossary.	31

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market Index Fund
Investor Shares	2.00%	1.28%	2.57%	3.85%
Admiral™ Shares	2.13	1.35	2.57	3.92
Signal® Shares	2.13	1.35	2.57	3.92
Institutional Shares	2.14	1.36	2.57	3.93
Institutional Plus Shares	2.15	1.36	2.57	3.93
ETF Shares	2.13
Market Price				3.77
Net Asset Value				3.93
Barclays U.S. Aggregate Float Adjusted Index				3.86
Spliced Intermediate Investment-Grade Debt Funds Average				4.09
For a benchmark description, see the Glossary.

Spliced Intermediate Investment-Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Signal Shares,
Institutional Shares, and Institutional Plus Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers.
The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964;
7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.

For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

1

Chairman’s Letter

Dear Shareholder,

Bond yields unexpectedly reversed course in 2014. They began heading higher in May 2013 at the prospect of the Federal Reserve scaling back its bond purchases. But the tide turned at the beginning of this year for all but the shortest-dated maturities. Sputtering economic expansion, a continuation of loose monetary policy at home and abroad, and instability in some emerging markets were among the factors that rekindled investor appetite for bonds in general, especially for longer-dated securities.

Given this positive backdrop for bonds, Investor Shares of Vanguard Total Bond Market Index Fund returned 3.85% for the six months ended June 30, 2014. That performance was in line with the 3.86% return of the fund’s expense-free benchmark and a step behind the average return of 4.09% for its peer group, which includes actively managed funds.

Much of the fund’s return was generated by rising bond prices, reflecting stronger demand. Because bond prices and yields move in opposite directions, the fund’s 30-day SEC yield fell to 2.00% for Investor Shares on June 30, 2014, down from 2.11% six months earlier.

Solid gains for fixed income both at home and abroad
Bond prices spent most of the six months regaining the ground they lost in 2013. Investors’ greater appetite for tax-exempt income and a decline in the pool of new issues helped municipal bonds return 6.00%, outpacing the broad U.S. taxable bond market, which returned almost 4%.

Returns remained tiny for money market funds and savings accounts because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 5.59%.

In June, the European Central Bank made the unprecedented move of lowering a key interest rate below zero, to –0.10%, in an effort to avert deflation and induce banks to lend and thus fuel economic growth. The central banks of England, Japan, and China continued with monetary easing as well.

Although the period was strong worldwide for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes.

After starting the half year slowly, stocks pushed higher
Although U.S. stocks began the period with a January decline, they went on to advance in each of the next five months. For the half year, the broad U.S. stock market returned about 7% as the global economy continued to recover, albeit unevenly, and corporate earnings remained solid. Stocks were notably resilient, surging ahead after dips caused by turmoil in Iraq and conflict in Ukraine.

Market Barometer
			Total Returns
		Periods Ended June 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.93%	4.37%	4.85%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.00	6.14	5.81
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	7.27%	25.35%	19.25%
Russell 2000 Index (Small-caps)	3.19	23.64	20.21
Russell 3000 Index (Broad U.S. market)	6.94	25.22	19.33
FTSE All-World ex US Index (International)	5.75	21.93	11.40

CPI
Consumer Price Index	2.27%	2.07%	2.02%

3

International stocks overall returned nearly 6%. Emerging markets stocks, which have rebounded sharply in recent months, were the top performers, followed by stocks of developed markets in Europe and then those in the Pacific region.

Longer-dated bonds made a strong recovery
The past half year serves as an example of how holding steady with your investments can work out better than trying to time the markets. Last spring, the Fed began bracing investors for a scaling back of its massive bond-buying program, which had been designed to speed the economy’s recovery. Many investors reasonably assumed that curtailing those purchases could hurt prices, which did trend downward through the end of 2013.

The markets rarely move as expected, however, and investors who exited the bond market in the second half of 2013 or sought safety in short-term maturities in anticipation of the Fed’s tapering of its purchases missed out on the strong recovery that began early this year, among longer-dated and lower-rated bonds in particular.

Over the six months, the yield of the 3-year Treasury note edged up 12 basis points to 0.88%, while that of the 10-year note fell 43 basis points to 2.54% and that of the 30-year bond dropped 53 basis points to 3.37% (a basis point is one-hundredth of a percentage point). The resulting increase in the prices of longer-dated Treasuries helped this segment, which accounted

Expense Ratios
Your Fund Compared With Its Peer Group
							Peer
	Investor	Admiral	Signal	Institutional	Institutional	ETF	Group
	Shares	Shares	Shares	Shares	Plus Shares	Shares	Average
Total Bond Market Index Fund	0.20%	0.08%	0.08%	0.07%	0.05%	0.08%	0.83%
The fund expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the fund’s annualized expense ratios were 0.20% for Investor Shares, 0.07% for Admiral Shares, 0.07% for
Signal Shares, 0.06% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.07% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Core Bond Funds Average.

4

for more than one-third of the fund’s assets, return close to 3% for the half year. Bonds issued by agencies of the U.S. government posted a similar result.

Government mortgage-backed securities represented another big slice of the fund’s assets. The extra yield they offer over Treasuries to compensate investors

Market predictions about yields often miss the mark

U.S. bond yields have been below their historical long-term averages for some time now.
But history has shown that just because yields are low doesn’t mean that they have to move higher.

At the end of 2010, the market believed yields were at such low levels that a significant rise was in the offing. The dotted line in the chart below shows where the market expected
Treasury yields to be three years down the road (as indicated by the so-called forward yield curve). For some maturities, those expectations implied that yields would more than double.

Bond yields rarely move as expected, however. The black line in the chart shows that Treasury yields at the end of 2013 were well below market expectations, and in fact even lower than where they had been three years earlier.

While the current low level of yields implies slim returns from bonds in the future, investors should keep in mind that it remains just as hard today as it was in 2010 to say where yields will head next.

The market’s forecast for 2013 yields versus where yields actually ended up

5

for the additional risk of prepayment they carry helped these securities return about 4% for the half year.

Corporate bonds as a whole returned well over 5%. Bonds issued by financial institutions, which have had a strong run of late, underperformed those issued by utilities and industrial companies this time around. In terms of quality, investors proved willing to take on more risk for the higher coupons of lower-rated bonds. And there were significant differences in results by maturity as well, with long-dated corporate bonds posting double-digit returns

Although they make up a small part of the fund, it’s worth noting that investment-grade international sovereign bonds denominated in U.S. dollars performed well. Part of that can be chalked up to the monetary easing I mentioned earlier that various regions are employing in the effort to ward off deflation and spur growth.

Global bonds can help diversify interest rate risk
As the Fed continues to trim its bond- buying program, we’re likely to see more headlines about the prospect of higher interest rates and lower bond prices. But the latest media speculation is never a sound basis for changing your portfolio’s long-term allocation to bonds, which serve to moderate the much higher volatility of stocks.

Investors can nevertheless limit their exposure to U.S. interest rate risk by shifting some of their portfolio’s bond allocation into international bonds.

Using nearly three decades’ worth of data from periods when interest rates rose, Vanguard has found that adding international bonds (whether hedged for foreign currency risk or issued in U.S. dollars) can effectively diversify an investor’s portfolio of local bonds regardless of the investor’s home country. Much of this benefit arises because the interest rate movements of various markets can cancel one another out to some extent, leading to more stable returns.

Of course, there’s no guarantee that such trends will continue, and diversification doesn’t prevent losses. But it’s unlikely that all interest rates across the globe will increase at the same time or by the same magnitude. (You can read more in Fearful of Rising Interest Rates? Consider a More Global Bond Portfolio, available at vanguard.com/research.)

This strategy of global diversification is straightforward and can make sense in any rate environment. And unlike changes in interest rates, such a strategy is under your control.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 16, 2014

Your Fund’s Performance at a Glance
December 31, 2013, Through June 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market Index Fund
Investor Shares	$10.56	$10.83	$0.134	$0.001
Admiral Shares	10.56	10.83	0.141	0.001
Signal Shares	10.56	10.83	0.141	0.001
Institutional Shares	10.56	10.83	0.142	0.001
Institutional Plus Shares	10.56	10.83	0.142	0.001
ETF Shares	79.91	82.15	0.882	0.008

Total Bond Market Index Fund

Fund Profile
As of June 30, 2014

Share-Class Characteristics
	Investor	Admiral	Signal	Institutional	Institutional
	Shares	Shares	Shares	Shares	Plus Shares	ETF Shares
Ticker Symbol	VBMFX	VBTLX	VBTSX	VBTIX	VBMPX	BND
Expense Ratio[1]	0.20%	0.08%	0.08%	0.07%	0.05%	0.08%
30-Day SEC Yield	2.00%	2.13%	2.13%	2.14%	2.15%	2.13%

Financial Attributes
		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	6,691	8,523
Yield to Maturity
(before expenses)	2.1%	2.2%
Average Coupon	3.4%	3.3%
Average Duration	5.6 years	5.6 years
Average Effective
Maturity	7.7 years	7.6 years
Short-Term
Reserves	3.8%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.5%
Commercial Mortgage-Backed	2.3
Finance	8.4
Foreign	6.8
Government Mortgage-Backed	21.1
Industrial	15.1
Treasury/Agency	43.3
Utilities	2.0
Other	0.5
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.3%
Aaa	5.5
Aa	4.2
A	12.6
Baa	13.4
Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three
agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.2%
1 - 3 Years	26.8
3 - 5 Years	20.8
5 - 10 Years	36.8
10 - 20 Years	3.4
20 - 30 Years	10.6
Over 30 Years	0.4

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratios were 0.20% for Investor Shares, 0.07% for Admiral Shares, 0.07% for Signal Shares,
0.06% for Institutional Shares, 0.05% for Institutional Plus Shares, and 0.07% for ETF Shares.

Total Bond Market Index Fund

Investment Focus

Total Bond Market Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 31, 2003, Through June 30, 2014
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2004	4.43%	-0.19 -0.19%	4.24%	4.34%
2005	4.43	-2.03 -2.03	2.40	2.43
2006	4.97	-0.70 -0.70	4.27	4.33
2007	5.22	1.70 1.70	6.92	6.97
2008	4.85	0.20 0.20	5.05	5.24
2009	4.26	1.67 1.67	5.93	5.93
2010	3.55	2.87 2.87	6.42	6.58
2011	3.30	4.26 4.26	7.56	7.92
2012	2.63	1.42 1.42	4.05	4.32
2013	2.29	-4.55 -4.55	-2.26	-1.97
2014	1.28	2.57 2.57	3.85	3.86
For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended June 30, 2014.

See Financial Highlights for dividend and capital gains information.

10

Total Bond Market Index Fund

Average Annual Total Returns: Periods Ended June 30, 2014

					Ten Years
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	12/11/1986	4.15%	4.63%	3.91%	0.89%	4.80%
Admiral Shares	11/12/2001	4.28	4.75	4.02	0.89	4.91
Signal Shares	9/1/2006	4.28	4.75	3.82[1]	1.33[1]	5.15[1]
Institutional Shares	9/18/1995	4.29	4.78	4.05	0.89	4.94
Institutional Plus Shares	9/18/1995	4.31	4.80	4.06	0.89	4.95
ETF Shares	4/3/2007
Market Price		4.30	4.59			5.031
Net Asset Value		4.26	4.74			5.041
1 Return since inception.
The creation of the Institutional Plus Shares occurred on February 5, 2010, when Vanguard Total Bond Market Index Fund acquired the net assets of Vanguard Institutional Total Bond Market Index Fund. The returns and other data shown in the table above reflect a blend of historical performance of the fund’s Institutional Shares prior to February 5, 2010, and of the Institutional Plus Shares from then on.

11

Total Bond Market Index Fund

Financial Statements (unaudited)

Statement of Net Assets—Investments Summary
As of June 30, 2014

This Statement summarizes the fund’s holdings by asset type. Details are reported for each of the fund’s 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund’s net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund’s holdings is available electronically on vanguard.com and on the Securities and Exchange Commission’s website (sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market	Percentage
		Maturity	Amount	Value	of Net
	Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
United States Treasury Note/Bond	0.375%	11/15/15	805,954	807,719	0.7%
United States Treasury Note/Bond	0.250%	2/29/16	732,050	731,252	0.6%
United States Treasury Note/Bond	1.500%	8/31/18	664,425	667,853	0.6%
United States Treasury Note/Bond	0.375%	1/15/16	652,450	653,468	0.6%
United States Treasury Note/Bond	0.250%	5/15/16	637,695	635,903	0.5%
United States Treasury Note/Bond	1.750%	5/15/23	625,748	592,308	0.5%
United States Treasury Note/Bond	6.250%	8/15/23	431,228	568,548	0.5%
United States Treasury Note/Bond	0.625%	7/15/16	565,490	567,170	0.5%
United States Treasury Note/Bond	0.875%	4/15/17	556,825	558,128	0.5%
United States Treasury Note/Bond	0.375%	2/15/16	542,755	543,347	0.5%
United States Treasury Note/Bond	1.000%	5/31/18	541,155	535,235	0.5%
United States Treasury Note/Bond	0.875%	1/31/18	527,215	522,106	0.4%
United States Treasury Note/Bond	2.500%	8/15/23	516,785	519,529	0.4%
United States Treasury Note/Bond	2.500%	6/30/17	481,840	504,727	0.4%
United States Treasury Note/Bond	0.375%	5/31/16	492,815	492,352	0.4%
United States Treasury Note/Bond	2.750%	11/15/42	548,469	488,477	0.4%
United States Treasury Note/Bond	2.625%	11/15/20	461,939	479,696	0.4%
United States Treasury Note/Bond	0.750%	3/15/17	467,160	467,085	0.4%
United States Treasury Note/Bond	0.625%	2/15/17	465,800	464,636	0.4%
United States Treasury Note/Bond	1.250%	11/30/18	460,695	456,521	0.4%
United States Treasury Note/Bond	4.750%	8/15/17	407,430	455,368	0.4%
United States Treasury Note/Bond	3.000%	9/30/16	424,705	447,996	0.4%
United States Treasury Note/Bond	1.625%	6/30/19	441,900	441,829	0.4%
United States Treasury Note/Bond	0.250%	8/15/15	438,704	439,116	0.4%
United States Treasury Note/Bond	2.750%	2/15/24	423,579	432,910	0.4%
United States Treasury Note/Bond	0.375%	4/30/16	431,350	431,216	0.4%
United States Treasury Note/Bond	3.625%	2/15/21	383,322	421,773	0.4%
United States Treasury Note/Bond	2.750%	11/15/23	404,482	414,279	0.4%
United States Treasury Note/Bond	2.375%	6/30/18	397,275	414,036	0.3%
United States Treasury Note/Bond	3.625%	8/15/19	364,542	400,143	0.3%
United States Treasury Note/Bond	3.875%	5/15/18	358,335	394,169	0.3%
United States Treasury Note/Bond	0.250%	10/15/15	392,130	392,499	0.3%

12

Total Bond Market Index Fund

				Face	Market	Percentage
			Maturity	Amount	Value	of Net
		Coupon	Date	($000)	($000)	Assets
	United States Treasury Note/Bond	2.375%	5/31/18	370,220	385,895	0.3%
	United States Treasury Note/Bond	2.250%	3/31/21	378,738	382,703	0.3%
	United States Treasury Note/Bond	3.500%	5/15/20	349,000	381,447	0.3%
	United States Treasury Note/Bond	2.500%	5/15/24	378,133	377,365	0.3%
	United States Treasury Note/Bond	4.500%	11/15/15	355,134	375,941	0.3%
	United States Treasury Note/Bond	3.125%	5/15/21	347,840	371,211	0.3%
	United States Treasury Note/Bond	0.625%	11/30/17	374,425	368,693	0.3%
	United States Treasury Note/Bond	2.000%	2/28/21	365,408	363,808	0.3%
	United States Treasury Note/Bond	1.375%	11/30/15	357,407	363,158	0.3%
	United States Treasury Note/Bond	3.250%	6/30/16	340,365	359,296	0.3%
	United States Treasury Note/Bond	3.000%	8/31/16	332,417	350,128	0.3%
	United States Treasury Note/Bond	2.375%	12/31/20	342,370	349,700	0.3%
	United States Treasury Note/Bond	2.250%	4/30/21	344,325	347,606	0.3%
	United States Treasury Note/Bond	2.125%	6/30/21	346,950	346,787	0.3%
	United States Treasury Note/Bond	0.250%–
		10.625%	5/15/15–5/15/44	23,480,600	24,873,939	21.1%
					46,339,071	39.3%
Agency Bonds and Notes
1	Federal Home Loan Mortgage Corp.	0.500%–
		6.750%	7/17/15–7/15/32	1,332,816	1,393,985	1.2%
1	Federal National Mortgage Assn.	0.000%–
		8.200%	7/2/15–7/15/37	1,707,462	1,795,268	1.5%
	Agency Bonds and Notes—Other †				1,055,611	0.9%
					4,244,864	3.6%
Conventional Mortgage-Backed Securities
[1,2]	Fannie Mae Pool	3.000%	7/1/29	341,490	354,529	0.3%
[1,2,3] Fannie Mae Pool		2.000%–11.000%	7/1/14–7/1/44	9,737,668	10,334,470	8.8%
[1,2,3] Freddie Mac Gold Pool		2.000%–10.000%	7/1/14–7/1/44	6,125,590	6,498,399	5.5%
[1,2]	Freddie Mac
	Non Gold Pool	8.000%–10.500%	12/1/15–3/1/20	17	18	0.0%
[2,3]	Ginnie Mae I Pool	3.000%–11.500%	7/15/14–7/1/44	2,071,642	2,239,899	1.9%
2	Ginnie Mae II Pool	4.000%	7/1/44	525,015	561,108	0.5%
2	Ginnie Mae II Pool	3.500%	7/1/44	447,900	465,830	0.4%
2	Ginnie Mae II Pool	4.000%	6/1/44	352,515	377,505	0.3%
[2,3]	Ginnie Mae II Pool	2.500%–8.500%	4/20/18–7/1/44	3,661,326	3,901,223	3.3%
					24,732,981	21.0%
Nonconventional Mortgage-Backed Securities
[1,2,4] Fannie Mae Pool		1.438%–6.127%	11/1/32–12/1/43	396,509	413,018	0.4%
[1,2,4] Freddie Mac Non Gold Pool		1.730%–6.185%	4/1/33–11/1/43	121,078	126,679	0.1%
[2,4]	Ginnie Mae II Pool	1.625%–5.000%	6/20/29–1/20/44	159,651	167,410	0.1%
					707,107	0.6%
Total U.S. Government and Agency Obligations (Cost $74,396,268)					76,024,023	64.5%
[5]Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,278,190) †					3,463,905	3.0%
Corporate Bonds
Finance
5	Banking †				6,400,914	5.4%
5	Brokerage †				243,864	0.2%
5	Finance Companies †				808,585	0.7%
	Insurance †				1,573,220	1.3%
	Other Finance †				61,275	0.1%
5	Real Estate Investment Trusts †				743,244	0.6%
					9,831,102	8.3%

13

Total Bond Market Index Fund

				Market	Percentage
				Value	of Net
				($000)	Assets
Industrial
5	Basic Industry †			1,597,204	1.3%
5	Capital Goods †			1,399,718	1.2%
	Communication †			2,894,943	2.5%
5	Consumer Cyclical †			2,154,150	1.8%
5	Consumer Noncyclical †			3,987,109	3.4%
5	Energy †			2,160,501	1.8%
	Other Industrial †			65,489	0.1%
5	Technology †			1,651,833	1.4%
5	Transportation †			634,637	0.5%
				16,545,584	14.0%
Utilities
5	Electric †			2,123,864	1.8%
5	Natural Gas †			1,188,907	1.0%
	Other Utility †			37,977	0.1%
				3,350,748	2.9%
Total Corporate Bonds (Cost $27,963,999)				29,727,434	25.2%
[5]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $6,519,395) †				6,728,653	5.7%
Taxable Municipal Bonds (Cost $1,047,257) †				1,211,555	1.0%

		Coupon	Shares
Temporary Cash Investment
Money Market Fund
6	Vanguard Market Liquidity Fund (Cost $4,650,643)	0.111%	4,650,643,000	4,650,643	3.9%
Total Investments (Cost $117,855,752)				121,806,213	103.3%
Other Assets and Liabilities
Other Assets				1,940,585	1.7%
Liabilities				(5,841,255)	(5.0%)
				(3,900,670)	(3.3%)
Net Assets				117,905,543	100.0%

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	113,758,329
Undistributed Net Investment Income	42,979
Accumulated Net Realized Gains	153,774
Unrealized Appreciation (Depreciation)	3,950,461
Net Assets	117,905,543

Investor Shares—Net Assets
Applicable to 710,278,342 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,690,069
Net Asset Value Per Share—Investor Shares	$10.83

14

Total Bond Market Index Fund

Amount
($000)
Admiral Shares—Net Assets
Applicable to 3,781,338,033 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	40,940,097
Net Asset Value Per Share—Admiral Shares	$10.83

Signal Shares—Net Assets
Applicable to 657,423,950 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	7,117,818
Net Asset Value Per Share—Signal Shares	$10.83

Institutional Shares—Net Assets
Applicable to 2,066,305,042 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	22,371,626
Net Asset Value Per Share—Institutional Shares	$10.83

Institutional Plus Shares—Net Assets
Applicable to 1,781,508,298 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	19,288,187
Net Asset Value Per Share—Institutional Plus Shares	$10.83

ETF Shares—Net Assets
Applicable to 249,523,018 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	20,497,746
Net Asset Value Per Share—ETF Shares	$82.15

See Note A in Notes to Financial Statements.
† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent
1% or less of net assets.
1 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2014.
4 Adjustable-rate security.
5 Certain of the fund’s securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $402,564,000, representing 0.3% of net assets.
6 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Total Bond Market Index Fund

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	1,519,137
Total Income	1,519,137
Expenses
The Vanguard Group—Note B
Investment Advisory Services	1,233
Management and Administrative—Investor Shares	6,526
Management and Administrative—Admiral Shares	9,067
Management and Administrative—Signal Shares	1,785
Management and Administrative—Institutional Shares	3,187
Management and Administrative—Institutional Plus Shares	2,266
Management and Administrative—ETF Shares	3,969
Marketing and Distribution—Investor Shares	1,028
Marketing and Distribution—Admiral Shares	2,787
Marketing and Distribution—Signal Shares	1,354
Marketing and Distribution—Institutional Shares	2,649
Marketing and Distribution—Institutional Plus Shares	2,020
Marketing and Distribution—ETF Shares	2,274
Custodian Fees	603
Shareholders’ Reports—Investor Shares	77
Shareholders’ Reports—Admiral Shares	62
Shareholders’ Reports—Signal Shares	49
Shareholders’ Reports—Institutional Shares	88
Shareholders’ Reports—Institutional Plus Shares	42
Shareholders’ Reports—ETF Shares	84
Trustees’ Fees and Expenses	36
Total Expenses	41,186
Net Investment Income	1,477,951
Realized Net Gain (Loss) on Investment Securities Sold	266,312
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,561,834
Net Increase (Decrease) in Net Assets Resulting from Operations	4,306,097
1 Interest income from an affiliated company of the fund was $2,117,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Total Bond Market Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,477,951	2,786,567
Realized Net Gain (Loss)	266,312	186,970
Change in Unrealized Appreciation (Depreciation)	2,561,834	(5,493,010)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,306,097	(2,519,473)
Distributions
Net Investment Income
Investor Shares	(97,997)	(234,458)
Admiral Shares	(473,745)	(854,682)
Signal Shares	(127,559)	(297,984)
Institutional Shares	(278,514)	(522,499)
Institutional Plus Shares	(248,233)	(442,677)
ETF Shares	(208,924)	(434,267)
Realized Capital Gain[1]
Investor Shares	(729)	(24,380)
Admiral Shares	(3,309)	(83,008)
Signal Shares	(936)	(28,879)
Institutional Shares	(1,945)	(50,535)
Institutional Plus Shares	(1,724)	(42,229)
ETF Shares	(1,902)	(42,985)
Total Distributions	(1,445,517)	(3,058,583)
Capital Share Transactions
Investor Shares	(448,087)	(3,348,785)
Admiral Shares	6,591,009	(375,365)
Signal Shares	(3,403,761)	(1,712,566)
Institutional Shares	1,637,255	(1,234,164)
Institutional Plus Shares	206,004	3,150,527
ETF Shares	2,347,122	545,368
Net Increase (Decrease) from Capital Share Transactions	6,929,542	(2,974,985)
Total Increase (Decrease)	9,790,122	(8,553,041)
Net Assets
Beginning of Period	108,115,421	116,668,462
End of Period[2]	117,905,543	108,115,421
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $10,552,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $42,979,000 and $0.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Total Bond Market Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.35	$10.18
Investment Operations
Net Investment Income	.134	.256	.285	.337	.362	.421
Net Realized and Unrealized Gain (Loss)
on Investments	.271	(.504)	.156	.451	.297	.170
Total from Investment Operations	.405	(.248)	.441	.788	.659	.591
Distributions
Dividends from Net Investment Income	(.134)	(.256)	(.285)	(.337)	(.362)	(.421)
Distributions from Realized Capital Gains	(.001)	(.026)	(.066)	(.051)	(.047)	—
Total Distributions	(.135)	(.282)	(.351)	(.388)	(.409)	(.421)
Net Asset Value, End of Period	$10.83	$10.56	$11.09	$11.00	$10.60	$10.35

Total Return[1]	3.85%	-2.26%	4.05%	7.56%	6.42%	5.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,690	$7,939	$11,794	$12,584	$14,437	$19,555
Ratio of Total Expenses to
Average Net Assets	0.20%	0.20%	0.20%	0.22%	0.22%	0.22%
Ratio of Net Investment Income to
Average Net Assets	2.52%	2.37%	2.55%	3.12%	3.38%	4.09%
Portfolio Turnover Rate[2]	58%[3]	73%[3]	80%[3]	73%[3]	75%[3]	80%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 34%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

18

Total Bond Market Index Fund

Financial Highlights

Admiral Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.35	$10.18
Investment Operations
Net Investment Income	.141	.269	.296	.350	.374	.432
Net Realized and Unrealized Gain (Loss)
on Investments	.271	(.504)	.156	.451	.297	.170
Total from Investment Operations	.412	(.235)	.452	.801	.671	.602
Distributions
Dividends from Net Investment Income	(.141)	(.269)	(.296)	(.350)	(.374)	(.432)
Distributions from Realized Capital Gains	(.001)	(.026)	(.066)	(.051)	(.047)	—
Total Distributions	(.142)	(.295)	(.362)	(.401)	(.421)	(.432)
Net Asset Value, End of Period	$10.83	$10.56	$11.09	$11.00	$10.60	$10.35

Total Return[1]	3.92%	-2.15%	4.15%	7.69%	6.54%	6.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$40,940	$33,450	$35,533	$31,366	$27,200	$17,932
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.10%	0.10%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.49%	2.65%	3.24%	3.49%	4.19%
Portfolio Turnover Rate[2]	58%[3]	73%[3]	80%[3]	73%[3]	75%[3]	80%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
3 Includes 34%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Total Bond Market Index Fund

Financial Highlights

Signal Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.35	$10.18
Investment Operations
Net Investment Income	.141	.269	.296	.350	.374	.432
Net Realized and Unrealized Gain (Loss)
on Investments	.271	(.504)	.156	.451	.297	.170
Total from Investment Operations	.412	(.235)	.452	.801	.671	.602
Distributions
Dividends from Net Investment Income	(.141)	(.269)	(.296)	(.350)	(.374)	(.432)
Distributions from Realized Capital Gains	(.001)	(.026)	(.066)	(.051)	(.047)	—
Total Distributions	(.142)	(.295)	(.362)	(.401)	(.421)	(.432)
Net Asset Value, End of Period	$10.83	$10.56	$11.09	$11.00	$10.60	$10.35

Total Return	3.92%	-2.15%	4.15%	7.69%	6.54%	6.04%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7,118	$10,276	$12,586	$10,938	$8,813	$8,450
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.10%	0.10%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.49%	2.65%	3.24%	3.49%	4.19%
Portfolio Turnover Rate[1]	58%[2]	73%[2]	80%[2]	73%[2]	75%[2]	80%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 34%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Total Bond Market Index Fund

Financial Highlights

Institutional Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.35	$10.18
Investment Operations
Net Investment Income	.142	.270	.299	.353	.378	.437
Net Realized and Unrealized Gain (Loss)
on Investments	.271	(.504)	.156	.451	.297	.170
Total from Investment Operations	.413	(.234)	.455	.804	.675	.607
Distributions
Dividends from Net Investment Income	(.142)	(.270)	(.299)	(.353)	(.378)	(.437)
Distributions from Realized Capital Gains	(.001)	(.026)	(.066)	(.051)	(.047)	—
Total Distributions	(.143)	(.296)	(.365)	(.404)	(.425)	(.437)
Net Asset Value, End of Period	$10.83	$10.56	$11.09	$11.00	$10.60	$10.35

Total Return	3.93%	-2.14%	4.18%	7.72%	6.58%	6.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$22,372	$20,206	$22,494	$22,812	$20,419	$15,692
Ratio of Total Expenses to
Average Net Assets	0.06%	0.07%	0.07%	0.07%	0.07%	0.07%
Ratio of Net Investment Income to
Average Net Assets	2.66%	2.50%	2.68%	3.27%	3.53%	4.24%
Portfolio Turnover Rate[1]	58%[2]	73%[2]	80%[2]	73%[2]	75%[2]	80%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 34%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Total Bond Market Index Fund

Financial Highlights

Institutional Plus Shares
	Six Months				Feb. 5,
	Ended				2010[1] to

	June 30,	Year Ended December 31,			Dec. 31,
For a Share Outstanding Throughout Each Period	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$10.56	$11.09	$11.00	$10.60	$10.50
Investment Operations
Net Investment Income	.142	.272	.301	.355	.343
Net Realized and Unrealized Gain (Loss)
on Investments	.271	(.504)	.156	.451	.147
Total from Investment Operations	.413	(.232)	.457	.806	.490
Distributions
Dividends from Net Investment Income	(.142)	(.272)	(.301)	(.355)	(.343)
Distributions from Realized Capital Gains	(.001)	(.026)	(.066)	(.051)	(.047)
Total Distributions	(.143)	(.298)	(.367)	(.406)	(.390)
Net Asset Value, End of Period	$10.83	$10.56	$11.09	$11.00	$10.60

Total Return	3.93%	-2.12%	4.20%	7.74%	4.68%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$19,288	$18,607	$16,294	$9,486	$6,358
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.05%[2]
Ratio of Net Investment Income to
Average Net Assets	2.67%	2.52%	2.70%	3.29%	3.55%[2]
Portfolio Turnover Rate[3]	58%[4]	73%[4]	80%[4]	73%[4]	75%[4]
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
4 Includes 34%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Total Bond Market Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	June 30,			Year Ended December 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$79.91	$83.92	$83.31	$80.21	$78.31	$76.93
Investment Operations
Net Investment Income	1.054	2.031	2.222	2.598	2.793	3.163
Net Realized and Unrealized Gain (Loss)
on Investments	2.076	(3.812)	1.111	3.487	2.256	1.380
Total from Investment Operations	3.130	(1.781)	3.333	6.085	5.049	4.543
Distributions
Dividends from Net Investment Income	(.882)	(2.031)	(2.222)	(2.598)	(2.793)	(3.163)
Distributions from Realized Capital Gains	(.008)	(.198)	(.501)	(.387)	(.356)	—
Total Distributions	(.890)	(2.229)	(2.723)	(2.985)	(3.149)	(3.163)
Net Asset Value, End of Period	$82.15	$79.91	$83.92	$83.31	$80.21	$78.31

Total Return	3.93%	-2.14%	4.04%	7.71%	6.51%	6.03%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$20,498	$17,637	$17,968	$14,596	$9,048	$6,242
Ratio of Total Expenses to
Average Net Assets	0.07%	0.08%	0.10%	0.10%	0.11%	0.12%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.49%	2.65%	3.24%	3.49%	4.19%
Portfolio Turnover Rate[1]	58%[2]	73%[2]	80%[2]	73%[2]	75%[2]	80%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.
2 Includes 34%, 45%, 49%, 34%, and 28% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Total Bond Market Index Fund

Notes to Financial Statements

Vanguard Total Bond Market Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers six classes of shares: Investor Shares, Admiral Shares, Signal Shares, Institutional Shares, Institutional Plus Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares, Signal Shares, Institutional Shares, and Institutional Plus Shares are designed for investors who meet certain administrative, service, and account-size criteria. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At June 30, 2014, counterparties had deposited in segregated accounts securities and cash with a value of $8,913,000 in connection with TBA transactions.

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll

24

Total Bond Market Index Fund

transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold (Other Assets) or Payables for Investment Securities Purchased (Liabilities) in the Statement of Net Assets.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December 31, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily by all share classes except ETF Shares, and paid on the first business day of the following month. Monthly income dividends from ETF Shares, and annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $2.89 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at June 30, 2014, or at any time during the period then ended.

7. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

25

Total Bond Market Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the fund had contributed capital of $11,980,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 4.79% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	76,024,016	7
Asset-Backed/Commercial Mortgage-Backed Securities	—	3,440,920	22,985
Corporate Bonds	—	29,727,431	3
Sovereign Bonds	—	6,728,653	—
Taxable Municipal Bonds	—	1,211,555	—
Temporary Cash Investments	4,650,643	—	—
Total	4,650,643	117,132,575	22,995

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended June 30, 2014, the fund realized $104,540,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

At June 30, 2014, the cost of investment securities for tax purposes was $117,855,752,000. Net unrealized appreciation of investment securities for tax purposes was $3,950,461,000 consisting of unrealized gains of $4,436,418,000 on securities that had risen in value since their purchase and $485,957,000 in unrealized losses on securities that had fallen in value since their purchase.

26

Total Bond Market Index Fund

E. During the six months ended June 30, 2014, the fund purchased $7,383,638,000 of investment securities and sold $3,523,507,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $34,155,172,000 and $31,210,250,000, respectively. Total purchases and sales include $3,814,540,000 and $2,326,162,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2014	December 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	695,982	64,884	1,420,671	130,390
Issued in Lieu of Cash Distributions	94,796	8,814	246,555	22,813
Redeemed	(1,238,865)	(115,485)	(5,016,011)	(465,110)
Net Increase (Decrease)—Investor Shares	(448,087)	(41,787)	(3,348,785)	(311,907)
Admiral Shares
Issued	8,556,948	796,157	6,534,069	604,049
Issued in Lieu of Cash Distributions	435,583	40,490	860,542	79,740
Redeemed	(2,401,522)	(224,225)	(7,769,976)	(720,245)
Net Increase (Decrease)—Admiral Shares	6,591,009	612,422	(375,365)	(36,456)
Signal Shares
Issued	1,530,216	142,666	3,912,890	361,499
Issued in Lieu of Cash Distributions	114,078	10,611	288,775	26,743
Redeemed	(5,048,055)	(469,308)	(5,914,231)	(550,120)
Net Increase (Decrease)—Signal Shares	(3,403,761)	(316,031)	(1,712,566)	(161,878)
Institutional Shares
Issued	3,548,499	330,396	6,543,589	605,896
Issued in Lieu of Cash Distributions	262,461	24,400	539,989	50,025
Redeemed	(2,173,705)	(202,686)	(8,317,742)	(770,852)
Net Increase (Decrease)—Institutional Shares	1,637,255	152,110	(1,234,164)	(114,931)
Institutional Plus Shares
Issued	1,677,970	156,344	6,791,909	630,634
Issued in Lieu of Cash Distributions	240,788	22,387	464,040	43,038
Redeemed	(1,712,754)	(159,974)	(4,105,422)	(380,801)
Net Increase (Decrease) —Institutional Plus Shares	206,004	18,757	3,150,527	292,871
ETF Shares
Issued	5,043,457	62,100	2,356,538	29,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(2,696,335)	(33,300)	(1,811,170)	(22,400)
Net Increase (Decrease)—ETF Shares	2,347,122	28,800	545,368	6,600

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

27

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

28

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Fund	12/31/2013	6/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,038.53	$1.01
Admiral Shares	1,000.00	1,039.20	0.35
Signal Shares	1,000.00	1,039.20	0.35
Institutional Shares	1,000.00	1,039.25	0.30
Institutional Plus Shares	1,000.00	1,039.30	0.25
ETF Shares	1,000.00	1,039.32	0.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.80	$1.00
Admiral Shares	1,000.00	1,024.45	0.35
Signal Shares	1,000.00	1,024.45	0.35
Institutional Shares	1,000.00	1,024.50	0.30
Institutional Plus Shares	1,000.00	1,024.55	0.25
ETF Shares	1,000.00	1,024.45	0.35
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.20% for Investor Shares, 0.07% for Admiral Shares, 0.07% for Signal Shares, 0.06% for Institutional Shares, 0.05% for
Institutional Plus Shares, and 0.07% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

29

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Bond Market Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services over both the short and long term and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found on the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

31

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Intermediate Investment-Grade Debt Funds Average: Intermediate U.S. Government Funds Average through December 31, 2001; Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years: President	John J. Brennan
and Chief Operating Officer (retired 2010) of Corning	Chairman, 1996–2009
Incorporated (communications equipment); Trustee of	Chief Executive Officer and President, 1996–2008
Colby-Sawyer College; Member of the Advisory Board
of the Norris Cotton Cancer Center and of the Advisory	Founder
Board of the Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

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All comparative mutual fund data are from Lipper, a	for itself execute transactions with Barclays in or relating
Thomson Reuters Company, or Morningstar, Inc., unless	to the index in connection with the Vanguard funds
otherwise noted.	that investors acquire from Vanguard, investors in the
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also available from the SEC’s website, sec.gov. In	or warranty (express or implied) to the owners of the
addition, you may obtain a free report on how your fund	Vanguard funds, Vanguard, or members of the public
voted the proxies for securities it owned during the 12	regarding the advisability, legality, or suitability of the
months ended June 30. To get the report, visit either	Vanguard funds or use of the index or any data included
vanguard.com/proxyreporting or sec.gov.	therein. Barclays shall not be liable in any way to the
Issuer, investors, or to other third parties in respect of
You can review and copy information about your fund at	the use or accuracy of the index or any data included
the SEC’s Public Reference Room in Washington, D.C. To	therein or in connection with the administration,
find out more about this public service, call the SEC at	marketing, purchasing, trading, or performance of
202-551-8090. Information about your fund is also	the Vanguard funds.
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q842 082014

Semiannual Report | June 30, 2014

Vanguard Total Bond Market II Index Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	131
Trustees Approve Advisory Arrangement.	133
Glossary.	134

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: The ship’s wheel represents leadership and guidance, essential qualities in navigating difficult seas.
This one is a replica based on an 18th-century British vessel. The HMSVanguard, another ship of that era, served as the flagship for British Admiral Horatio Nelson when he defeated a French fleet at the Battle of the Nile.

Your Fund’s Total Returns

Six Months Ended June 30, 2014
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Total Bond Market II Index Fund
Investor Shares	2.07%	1.17%	2.76%	3.93%
Institutional Shares	2.03	1.20	2.76	3.96
Barclays U.S. Aggregate Float Adjusted Index				3.86
Spliced Core Bond Funds Average				4.09
For a benchmark description, see the Glossary.
Spliced Core Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Institutional Shares are designed for eligible institutional investors who meet specific administrative, service, and account-size criteria.

Your Fund’s Performance at a Glance
December 31, 2013, Through June 30, 2014
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Total Bond Market II Index Fund
Investor Shares	$10.49	$10.78	$0.121	$0.000
Institutional Shares	10.49	10.78	0.124	0.000

1

Chairman’s Letter

Dear Shareholder,

Bond yields, which had been rising, unexpectedly reversed course in 2014. They began heading higher in May 2013 at the prospect of the Federal Reserve’s scaling back its bond purchases. But the tide turned at the beginning of this year for all but the shortest-dated maturities. Sputtering economic expansion in the United States, a continuation of loose monetary policy at home and abroad, and instability in some emerging markets were among the factors that rekindled investor appetite for bonds in general, especially for longer-dated securities.

Given this positive environment for bonds, Investor Shares of Vanguard Total Bond Market II Index Fund returned 3.93% for the six months ended June 30, 2014. That was in line with the 3.86% return of the fund’s expense-free benchmark and a step behind the average return of 4.09% for its peer group, which includes actively managed funds.

The fund’s 30-day SEC yield for Investor Shares was little changed. It stood at 2.07% on June 30, 2014, compared with 2.05% six months earlier.

Fixed income performed solidly both in the U.S. and abroad
Bond prices spent most of the six months regaining the ground they lost in 2013. Investors’ increased appetite for tax-exempt income and a decline in new issues helped municipal bonds return 6%, outpacing the broad U.S. taxable bond market, which returned almost 4%.

2

Returns remained tiny for money market funds and savings accounts because of the Fed’s target of 0%–0.25% for short-term interest rates.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned 5.59%.

In June, the European Central Bank made the unprecedented move of lowering a key interest rate below zero, to –0.10%, in an effort to avert deflation and induce banks to lend and thus fuel economic growth. The central banks of England, Japan, and China continued with monetary easing as well.

Although the period was strong worldwide for bonds, it’s worth remembering that the current low yields imply lower future returns: As yields drop, the scope for further declines—and increases in prices—diminishes. (Bond prices and yields move in opposite directions.)

After starting the half year slowly, stocks pushed higher
Although U.S. stocks began the period with a decline in January, they went on to advance in each of the next five months. For the half year, the broad U.S. stock market returned about 7% as the global economy continued to recover, albeit unevenly, and corporate earnings remained solid. Stocks were notably resilient, surging after dips caused by turmoil in Iraq and conflict in Ukraine.

Market Barometer
			Total Returns
		Periods Ended June 30, 2014
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	3.93%	4.37%	4.85%
Barclays Municipal Bond Index (Broad tax-exempt market)	6.00	6.14	5.81
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.04	0.07

Stocks
Russell 1000 Index (Large-caps)	7.27%	25.35%	19.25%
Russell 2000 Index (Small-caps)	3.19	23.64	20.21
Russell 3000 Index (Broad U.S. market)	6.94	25.22	19.33
FTSE All-World ex US Index (International)	5.75	21.93	11.40

CPI
Consumer Price Index	2.27%	2.07%	2.02%

3

International stocks overall returned nearly 6%. Emerging-market stocks, which have rebounded sharply in recent months, were the top performers, followed by stocks of developed markets in Europe and then those in the Pacific region.

Investment-grade bonds rebounded, with long-dated ones faring best
The past half year serves as an example of how holding steady with your investments can work out better than trying to time the markets. Last spring, the Fed began bracing investors for a scaling back of its massive bond-buying program, which had been designed to speed the economy’s recovery. Many investors reasonably assumed that curtailing those purchases could hurt prices, which did trend downward through the end of 2013.

The markets rarely move as expected, however, and investors who exited the bond market in the second half of 2013 or sought safety in short-term maturities in anticipation of the Fed’s tapering of its purchases missed out on the strong recovery that began early this year, particularly among longer-dated bonds.

Over the six months, the yield of the 3-year Treasury note edged up 12 basis points to 0.88%, while that of the 10-year note fell 43 basis points to 2.54%, and that of the 30-year note dropped 53 basis points to 3.37%. (A basis point is one-hundredth of a percentage point.) The resulting increase in the prices of longer-dated Treasuries helped this segment—which accounted for more than one-third of the fund’s assets—return close to

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Institutional	Peer Group
	Shares	Shares	Average
Total Bond Market II Index Fund	0.12%	0.05%	0.83%
The fund expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the fund’s annualized expense ratios were 0.10% for Investor Shares and 0.05% for Institutional Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2013.

Peer group: Core Bond Funds Average.

4

3% for the half year. Bonds issued by U.S. government agencies posted a similar result.

Government mortgage-backed securities represented another big slice of the fund’s assets. The extra yield they offer over

Market predictions about yields often miss the mark

U.S. bond yields have been below their historical long-term averages for some time now.
But history has shown that just because yields are low doesn’t mean that they have to move higher.

At the end of 2010, the market believed yields were at such low levels that a significant rise was in the offing. The dotted line in the chart below shows where the market expected
Treasury yields to be three years down the road (as indicated by the so-called forward yield curve). For some maturities, those expectations implied that yields would more than double.

Bond yields rarely move as expected, however. The black line in the chart shows that Treasury yields at the end of 2013 were well below market expectations, and in fact even lower than where they had been three years earlier.

While the current low level of yields implies slim returns from bonds in the future, investors should keep in mind that it remains just as hard today as it was in 2010 to say where yields will head next.

The market’s forecast for 2013 yields versus where yields actually ended up

5

Treasuries to compensate investors for the additional risk of prepayment helped these securities return about 4% for the half year.

Corporate bonds as a whole returned well over 5%. Bonds issued by financial institutions, which have had a strong run of late, underperformed those issued by utilities and industrial companies this time around. Investors proved willing to take on more risk for the higher coupons of lower-rated bonds. And there were significant differences in results by maturity as well, with long-dated corporate bonds posting double-digit returns.

Although they make up a small part of the fund, it’s worth noting that investment-grade international sovereign bonds denominated in U.S. dollars performed well. Part of that can be chalked up to the monetary easing I mentioned earlier that various central banks are employing in the effort to ward off deflation and spur growth.

International bonds can help diversify interest rate risk
As the Fed continues to trim its bond purchases, we’re likely to see more headlines about the prospect of higher interest rates and lower bond prices. But the latest media speculation is never a sound basis for changing your portfolio’s long-term allocation to bonds, which serve to moderate the much higher volatility of stocks.

Investors can nevertheless reduce their exposure to U.S. interest rate risk by shifting some of their portfolio’s bond allocation into international bonds.

Using nearly three decades’ worth of data from periods when interest rates rose, Vanguard has found that adding international bonds (whether hedged for foreign currency risk or issued in U.S. dollars) can effectively diversify an investor’s portfolio of local bonds regardless of the investor’s home country. Much of this benefit arises because the interest rate movements of various markets can cancel one another out to some extent, leading to more stable returns.

Of course, there’s no guarantee that such trends will continue, and diversification doesn’t prevent losses. But it’s unlikely that all interest rates across the globe would increase at the same time or by the same magnitude. (You can read more in Fearful of Rising Interest Rates? Consider a More Global Bond Portfolio, available at vanguard.com/research.)

This strategy of global diversification is simple and straightforward and can make sense in any rate environment. And unlike changes in interest rates, such a strategy is under your control.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
July 21, 2014

Total Bond Market II Index Fund

Fund Profile
As of June 30, 2014

Share-Class Characteristics
	Investor	Institutional
	Shares	Shares
Ticker Symbol	VTBIX	VTBNX
Expense Ratio[1]	0.12%	0.05%
30-Day SEC Yield	2.07%	2.03%

Financial Attributes

		Barclays
		Aggregate
		Float Adj
	Fund	Index
Number of Bonds	6,328	8,523
Yield to Maturity
(before expenses)	2.1%	2.2%
Average Coupon	3.1%	3.3%
Average Duration	5.6 years	5.6 years
Average Effective
Maturity	7.6 years	7.6 years
Short-Term
Reserves	1.0%	—

Sector Diversification (% of portfolio)
Asset-Backed	0.5%
Commercial Mortgage-Backed	2.0
Finance	8.3
Foreign	6.7
Government Mortgage-Backed	20.7
Industrial	15.2
Treasury/Agency	44.0
Utilities	2.0
Other	0.6
The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Volatility Measures
Barclays
Aggregate
Float Adj
Index
R-Squared	0.99
Beta	1.01
These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	1.5%
1 - 3 Years	28.0
3 - 5 Years	21.0
5 - 10 Years	35.2
10 - 20 Years	3.3
20 - 30 Years	10.6
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)
U.S. Government	64.7%
Aaa	5.4
Aa	4.1
A	12.4
Baa	13.4
Credit-quality ratings are obtained from Barclays and are generally from Moody's, Fitch, and S&P. When ratings from all three
agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. For more information about these ratings, see the Glossary entry for Credit Quality.

1 The expense ratios shown are from the prospectus dated April 29, 2014, and represent estimated costs for the current fiscal year. For the six months ended June 30, 2014, the annualized expense ratios were 0.10% for Investor Shares and 0.05% for Institutional Shares.

7

Total Bond Market II Index Fund

Investment Focus

Total Bond Market II Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2009, Through June 30, 2014
				Spliced
				Barclays
				Aggregate
			Investor Shares	FA Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2009	3.68%	2.60%	6.28%	6.39%
2010	3.42	3.00	6.42	6.58
2011	3.11	4.48	7.59	7.92
2012	2.36	1.55	3.91	4.32
2013	2.00	-4.26	-2.26	-1.97
2014	1.17	2.76	3.93	3.86
For a benchmark description, see the Glossary.
Note: For 2014, performance data reflect the six months ended June 30, 2014.

Average Annual Total Returns: Periods Ended June 30, 2014

					Since Inception
	Inception Date	One Year	Five Years	Income	Capital	Total
Investor Shares	1/26/2009	4.12%	4.66%	2.89%	1.83%	4.72%
Institutional Shares	2/17/2009	4.19	4.72	2.94	1.79	4.73

See Financial Highlights for dividend and capital gains information.

Total Bond Market II Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of June 30, 2014

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (64.8%)
U.S. Government Securities (39.9%)
United States Treasury Note/Bond	0.375%	6/15/15	142,375	142,687
United States Treasury Note/Bond	1.875%	6/30/15	163,800	166,616
United States Treasury Note/Bond	0.250%	7/15/15	593,435	593,993
United States Treasury Note/Bond	0.250%	7/31/15	30,000	30,028
United States Treasury Note/Bond	1.750%	7/31/15	15,000	15,258
United States Treasury Note/Bond	0.250%	8/15/15	444,982	445,400
United States Treasury Note/Bond	4.250%	8/15/15	34,850	36,445
United States Treasury Note/Bond	10.625%	8/15/15	1,775	1,983
United States Treasury Note/Bond	1.250%	8/31/15	25,000	25,320
United States Treasury Note/Bond	0.250%	9/15/15	181,000	181,170
United States Treasury Note/Bond	0.250%	9/30/15	147,500	147,661
United States Treasury Note/Bond	0.250%	10/15/15	284,695	284,963
United States Treasury Note/Bond	0.250%	10/31/15	42,875	42,908
United States Treasury Note/Bond	1.250%	10/31/15	193,835	196,560
United States Treasury Note/Bond	0.375%	11/15/15	402,568	403,450
United States Treasury Note/Bond	4.500%	11/15/15	29,850	31,599
United States Treasury Note/Bond	9.875%	11/15/15	69,875	79,122
United States Treasury Note/Bond	1.375%	11/30/15	115,425	117,282
United States Treasury Note/Bond	0.250%	12/15/15	135,743	135,765
United States Treasury Note/Bond	0.250%	12/31/15	570,430	570,430
United States Treasury Note/Bond	2.125%	12/31/15	375,000	385,429
United States Treasury Note/Bond	0.375%	1/15/16	74,052	74,168
United States Treasury Note/Bond	2.000%	1/31/16	2,115	2,172
United States Treasury Note/Bond	0.375%	2/15/16	406,825	407,268
United States Treasury Note/Bond	4.500%	2/15/16	355,275	379,423
United States Treasury Note/Bond	9.250%	2/15/16	17,000	19,460
United States Treasury Note/Bond	0.250%	2/29/16	394,905	394,475
United States Treasury Note/Bond	2.125%	2/29/16	9,406	9,688
United States Treasury Note/Bond	0.375%	3/15/16	336,750	336,908
United States Treasury Note/Bond	0.375%	3/31/16	196,675	196,706
United States Treasury Note/Bond	2.375%	3/31/16	24,900	25,783
United States Treasury Note/Bond	0.375%	4/30/16	206,300	206,236
United States Treasury Note/Bond	0.250%	5/15/16	571,425	569,819
United States Treasury Note/Bond	5.125%	5/15/16	135,850	147,801
United States Treasury Note/Bond	7.250%	5/15/16	48,425	54,584
United States Treasury Note/Bond	0.375%	5/31/16	177,439	177,272
United States Treasury Note/Bond	1.750%	5/31/16	143,425	147,034
United States Treasury Note/Bond	3.250%	5/31/16	33,050	34,842

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.500%	6/15/16	325,825	326,180
United States Treasury Note/Bond	1.500%	6/30/16	17,000	17,351
United States Treasury Note/Bond	0.625%	7/15/16	151,700	152,151
United States Treasury Note/Bond	1.500%	7/31/16	69,500	70,933
United States Treasury Note/Bond	0.625%	8/15/16	201,120	201,623
United States Treasury Note/Bond	4.875%	8/15/16	22,875	24,984
United States Treasury Note/Bond	1.000%	8/31/16	144,200	145,687
United States Treasury Note/Bond	3.000%	8/31/16	84,375	88,870
United States Treasury Note/Bond	0.875%	9/15/16	765,670	771,175
United States Treasury Note/Bond	1.000%	9/30/16	91,350	92,235
United States Treasury Note/Bond	3.000%	9/30/16	72,150	76,107
United States Treasury Note/Bond	0.625%	10/15/16	196,400	196,585
United States Treasury Note/Bond	1.000%	10/31/16	100,862	101,808
United States Treasury Note/Bond	3.125%	10/31/16	102,475	108,495
United States Treasury Note/Bond	0.625%	11/15/16	756,525	756,646
United States Treasury Note/Bond	0.875%	11/30/16	125,208	125,952
United States Treasury Note/Bond	2.750%	11/30/16	249,165	261,857
United States Treasury Note/Bond	0.625%	12/15/16	282,490	282,315
United States Treasury Note/Bond	0.875%	12/31/16	135,000	135,675
United States Treasury Note/Bond	3.250%	12/31/16	86,325	91,855
United States Treasury Note/Bond	0.875%	1/31/17	88,125	88,511
United States Treasury Note/Bond	3.125%	1/31/17	212,675	225,901
United States Treasury Note/Bond	0.625%	2/15/17	638,125	636,530
United States Treasury Note/Bond	4.625%	2/15/17	3,425	3,774
United States Treasury Note/Bond	0.875%	2/28/17	60,506	60,723
United States Treasury Note/Bond	3.000%	2/28/17	5,300	5,616
United States Treasury Note/Bond	0.750%	3/15/17	443,610	443,539
United States Treasury Note/Bond	1.000%	3/31/17	109,355	109,987
United States Treasury Note/Bond	3.250%	3/31/17	115,650	123,456
United States Treasury Note/Bond	0.875%	4/15/17	247,650	248,230
United States Treasury Note/Bond	0.875%	4/30/17	537,650	538,575
United States Treasury Note/Bond	3.125%	4/30/17	178,275	189,779
United States Treasury Note/Bond	0.875%	5/15/17	381,790	382,267
United States Treasury Note/Bond	4.500%	5/15/17	146,125	161,354
United States Treasury Note/Bond	8.750%	5/15/17	56,644	69,406
United States Treasury Note/Bond	0.625%	5/31/17	95,260	94,605
United States Treasury Note/Bond	2.750%	5/31/17	210,580	222,097
United States Treasury Note/Bond	0.875%	6/15/17	127,000	127,020
United States Treasury Note/Bond	0.750%	6/30/17	182,760	182,018
United States Treasury Note/Bond	2.500%	6/30/17	71,625	75,027
United States Treasury Note/Bond	0.500%	7/31/17	350,560	345,848
United States Treasury Note/Bond	2.375%	7/31/17	143,425	149,723
United States Treasury Note/Bond	8.875%	8/15/17	41,325	51,430
United States Treasury Note/Bond	0.625%	8/31/17	246,200	243,470
United States Treasury Note/Bond	1.875%	8/31/17	81,700	84,010
United States Treasury Note/Bond	0.625%	9/30/17	12,945	12,783
United States Treasury Note/Bond	1.875%	9/30/17	52,200	53,636
United States Treasury Note/Bond	0.750%	10/31/17	6,315	6,252
United States Treasury Note/Bond	4.250%	11/15/17	3,865	4,276
United States Treasury Note/Bond	0.625%	11/30/17	21,225	20,900
United States Treasury Note/Bond	0.750%	12/31/17	50,000	49,360
United States Treasury Note/Bond	0.875%	1/31/18	127,495	126,260
United States Treasury Note/Bond	2.625%	1/31/18	2,575	2,709
United States Treasury Note/Bond	3.500%	2/15/18	41,055	44,467
United States Treasury Note/Bond	0.750%	2/28/18	96,295	94,775
United States Treasury Note/Bond	0.750%	3/31/18	75,380	74,061

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.625%	4/30/18	104,700	102,213
United States Treasury Note/Bond	2.625%	4/30/18	26,125	27,488
United States Treasury Note/Bond	3.875%	5/15/18	25,200	27,720
United States Treasury Note/Bond	9.125%	5/15/18	11,300	14,694
United States Treasury Note/Bond	1.000%	5/31/18	312,300	308,883
United States Treasury Note/Bond	2.375%	5/31/18	33,300	34,710
United States Treasury Note/Bond	1.375%	6/30/18	95,020	95,213
United States Treasury Note/Bond	2.375%	6/30/18	177,475	184,963
United States Treasury Note/Bond	1.375%	7/31/18	70,000	70,088
United States Treasury Note/Bond	2.250%	7/31/18	94,450	97,889
United States Treasury Note/Bond	4.000%	8/15/18	17,700	19,611
United States Treasury Note/Bond	1.500%	8/31/18	170,300	171,179
United States Treasury Note/Bond	1.375%	9/30/18	250,300	249,947
United States Treasury Note/Bond	1.250%	10/31/18	196,905	195,367
United States Treasury Note/Bond	1.750%	10/31/18	147,280	149,351
United States Treasury Note/Bond	3.750%	11/15/18	202,750	222,962
United States Treasury Note/Bond	1.250%	11/30/18	632,325	626,596
United States Treasury Note/Bond	1.375%	11/30/18	107,560	107,241
United States Treasury Note/Bond	1.375%	12/31/18	228,625	227,624
United States Treasury Note/Bond	1.500%	12/31/18	154,800	154,848
United States Treasury Note/Bond	1.250%	1/31/19	50,775	50,196
United States Treasury Note/Bond	1.500%	1/31/19	95,750	95,675
United States Treasury Note/Bond	2.750%	2/15/19	135,365	142,832
United States Treasury Note/Bond	1.375%	2/28/19	226,300	224,603
United States Treasury Note/Bond	1.500%	2/28/19	444,130	443,295
United States Treasury Note/Bond	1.500%	3/31/19	34,900	34,813
United States Treasury Note/Bond	1.625%	3/31/19	174,530	175,020
United States Treasury Note/Bond	1.250%	4/30/19	65,075	64,099
United States Treasury Note/Bond	1.625%	4/30/19	197,737	198,077
United States Treasury Note/Bond	3.125%	5/15/19	8,125	8,712
United States Treasury Note/Bond	1.125%	5/31/19	146,175	142,841
United States Treasury Note/Bond	1.500%	5/31/19	374,624	372,691
United States Treasury Note/Bond	1.000%	6/30/19	187,175	181,384
United States Treasury Note/Bond	1.625%	6/30/19	258,050	258,009
United States Treasury Note/Bond	0.875%	7/31/19	121,400	116,715
United States Treasury Note/Bond	3.625%	8/15/19	161,150	176,888
United States Treasury Note/Bond	8.125%	8/15/19	2,209	2,916
United States Treasury Note/Bond	1.000%	8/31/19	196,000	189,293
United States Treasury Note/Bond	1.000%	9/30/19	42,300	40,800
United States Treasury Note/Bond	1.250%	10/31/19	11,600	11,328
United States Treasury Note/Bond	3.375%	11/15/19	99,400	107,989
United States Treasury Note/Bond	1.000%	11/30/19	25,000	24,024
United States Treasury Note/Bond	1.125%	12/31/19	82,315	79,511
United States Treasury Note/Bond	1.375%	1/31/20	115,000	112,412
United States Treasury Note/Bond	3.625%	2/15/20	26,240	28,856
United States Treasury Note/Bond	8.500%	2/15/20	5,018	6,835
United States Treasury Note/Bond	1.250%	2/29/20	15,300	14,832
United States Treasury Note/Bond	1.125%	4/30/20	240,750	230,971
United States Treasury Note/Bond	3.500%	5/15/20	134,995	147,545
United States Treasury Note/Bond	1.375%	5/31/20	110,615	107,505
United States Treasury Note/Bond	1.875%	6/30/20	136,470	136,299
United States Treasury Note/Bond	2.625%	8/15/20	98,220	102,179
United States Treasury Note/Bond	8.750%	8/15/20	21,755	30,413
United States Treasury Note/Bond	2.125%	8/31/20	111,975	113,095
United States Treasury Note/Bond	2.000%	9/30/20	70,000	70,109
United States Treasury Note/Bond	1.750%	10/31/20	142,575	140,503

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.625%	11/15/20	152,500	158,362
United States Treasury Note/Bond	2.000%	11/30/20	278,475	278,258
United States Treasury Note/Bond	2.375%	12/31/20	134,345	137,221
United States Treasury Note/Bond	2.125%	1/31/21	129,525	130,112
United States Treasury Note/Bond	7.875%	2/15/21	67,550	92,322
United States Treasury Note/Bond	2.000%	2/28/21	223,050	222,073
United States Treasury Note/Bond	2.250%	3/31/21	188,848	190,825
United States Treasury Note/Bond	2.250%	4/30/21	118,380	119,508
United States Treasury Note/Bond	3.125%	5/15/21	190,845	203,668
United States Treasury Note/Bond	2.000%	5/31/21	115,475	114,573
United States Treasury Note/Bond	2.125%	6/30/21	168,950	168,871
United States Treasury Note/Bond	2.125%	8/15/21	371,860	371,510
United States Treasury Note/Bond	8.125%	8/15/21	34,550	48,408
United States Treasury Note/Bond	2.000%	11/15/21	501,291	494,869
United States Treasury Note/Bond	8.000%	11/15/21	9,450	13,230
United States Treasury Note/Bond	2.000%	2/15/22	95,200	93,683
United States Treasury Note/Bond	7.250%	8/15/22	75	103
United States Treasury Note/Bond	1.625%	11/15/22	133,976	126,544
United States Treasury Note/Bond	7.625%	11/15/22	150	211
United States Treasury Note/Bond	2.000%	2/15/23	143,300	139,045
United States Treasury Note/Bond	7.125%	2/15/23	15,675	21,580
United States Treasury Note/Bond	1.750%	5/15/23	192,500	182,213
United States Treasury Note/Bond	2.500%	8/15/23	289,810	291,349
United States Treasury Note/Bond	6.250%	8/15/23	31,045	40,931
United States Treasury Note/Bond	2.750%	11/15/23	243,215	249,106
United States Treasury Note/Bond	2.750%	2/15/24	249,774	255,277
United States Treasury Note/Bond	2.500%	5/15/24	259,914	259,386
United States Treasury Note/Bond	7.500%	11/15/24	1,650	2,406
United States Treasury Note/Bond	6.875%	8/15/25	73,750	104,402
United States Treasury Note/Bond	6.000%	2/15/26	1,750	2,337
United States Treasury Note/Bond	6.750%	8/15/26	4,300	6,114
United States Treasury Note/Bond	6.500%	11/15/26	68,215	95,480
United States Treasury Note/Bond	6.625%	2/15/27	39,650	56,185
United States Treasury Note/Bond	6.375%	8/15/27	6,850	9,574
United States Treasury Note/Bond	6.125%	11/15/27	350	480
United States Treasury Note/Bond	5.500%	8/15/28	30,775	40,219
United States Treasury Note/Bond	5.250%	11/15/28	32,342	41,388
United States Treasury Note/Bond	5.250%	2/15/29	36,575	46,839
United States Treasury Note/Bond	6.125%	8/15/29	106,930	149,101
United States Treasury Note/Bond	6.250%	5/15/30	48,435	68,755
United States Treasury Note/Bond	5.375%	2/15/31	294,875	386,702
United States Treasury Note/Bond	4.500%	2/15/36	70,000	84,875
United States Treasury Note/Bond	4.750%	2/15/37	113,000	141,780
United States Treasury Note/Bond	5.000%	5/15/37	83,084	107,672
United States Treasury Note/Bond	4.375%	2/15/38	111,700	133,115
United States Treasury Note/Bond	4.500%	5/15/38	70,079	85,058
United States Treasury Note/Bond	3.500%	2/15/39	101,510	105,697
United States Treasury Note/Bond	4.250%	5/15/39	99,787	116,969
United States Treasury Note/Bond	4.500%	8/15/39	70,306	85,531
United States Treasury Note/Bond	4.375%	11/15/39	107,905	128,964
United States Treasury Note/Bond	4.625%	2/15/40	32,305	40,099
United States Treasury Note/Bond	4.375%	5/15/40	99,820	119,457
United States Treasury Note/Bond	3.875%	8/15/40	44,745	49,541
United States Treasury Note/Bond	4.250%	11/15/40	103,577	121,735
United States Treasury Note/Bond	4.750%	2/15/41	130,092	164,972
United States Treasury Note/Bond	4.375%	5/15/41	24,535	29,442

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	3.125%	11/15/41	1,230	1,190
United States Treasury Note/Bond	3.125%	2/15/42	31,242	30,168
United States Treasury Note/Bond	3.000%	5/15/42	11,825	11,128
United States Treasury Note/Bond	2.750%	8/15/42	460,438	410,867
United States Treasury Note/Bond	2.750%	11/15/42	609,130	542,503
United States Treasury Note/Bond	3.125%	2/15/43	16,409	15,760
United States Treasury Note/Bond	2.875%	5/15/43	22,200	20,244
United States Treasury Note/Bond	3.625%	8/15/43	279,652	294,769
United States Treasury Note/Bond	3.750%	11/15/43	110,106	118,691
United States Treasury Note/Bond	3.625%	2/15/44	184,815	194,632
				32,638,498
Agency Bonds and Notes (3.6%)
AID–Egypt	4.450%	9/15/15	5,725	5,991
AID–Jordan	1.945%	6/23/19	5,200	5,215
AID–Jordan	2.503%	10/30/20	6,375	6,383
AID–Ukraine	1.844%	5/16/19	3,200	3,204
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	1,050	1,073
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	1,800	1,849
1 Federal Farm Credit Banks	1.500%	11/16/15	3,000	3,048
1 Federal Farm Credit Banks	4.875%	12/16/15	425	453
1 Federal Farm Credit Banks	1.050%	3/28/16	2,000	2,023
1 Federal Farm Credit Banks	5.125%	8/25/16	2,475	2,716
1 Federal Farm Credit Banks	4.875%	1/17/17	7,100	7,841
1 Federal Farm Credit Banks	5.150%	11/15/19	5,325	6,220
1 Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,258
1 Federal Home Loan Banks	0.375%	8/28/15	55,000	55,090
1 Federal Home Loan Banks	0.500%	11/20/15	20,900	20,946
1 Federal Home Loan Banks	0.375%	2/19/16	45,300	45,296
1 Federal Home Loan Banks	3.125%	3/11/16	13,525	14,144
1 Federal Home Loan Banks	5.375%	5/18/16	18,800	20,535
1 Federal Home Loan Banks	5.625%	6/13/16	825	907
1 Federal Home Loan Banks	0.375%	6/24/16	25,000	24,948
1 Federal Home Loan Banks	5.125%	10/19/16	8,125	8,946
1 Federal Home Loan Banks	4.750%	12/16/16	10,505	11,540
1 Federal Home Loan Banks	0.625%	12/28/16	9,900	9,881
1 Federal Home Loan Banks	4.875%	5/17/17	10,500	11,686
1 Federal Home Loan Banks	0.875%	5/24/17	54,000	54,008
1 Federal Home Loan Banks	1.000%	6/21/17	7,450	7,474
1 Federal Home Loan Banks	4.875%	9/8/17	595	665
1 Federal Home Loan Banks	5.000%	11/17/17	30,695	34,654
1 Federal Home Loan Banks	2.750%	6/8/18	13,550	14,264
1 Federal Home Loan Banks	5.375%	8/15/18	5,250	6,061
1 Federal Home Loan Banks	1.875%	3/13/20	3,425	3,410
1 Federal Home Loan Banks	4.125%	3/13/20	11,555	12,899
1 Federal Home Loan Banks	3.375%	6/12/20	15,200	16,386
1 Federal Home Loan Banks	5.250%	12/11/20	5,000	5,934
1 Federal Home Loan Banks	5.625%	6/11/21	16,950	20,545
1 Federal Home Loan Banks	2.125%	3/10/23	37,600	35,982
1 Federal Home Loan Banks	5.375%	8/15/24	1,585	1,920
1 Federal Home Loan Banks	5.500%	7/15/36	14,475	18,506
2 Federal Home Loan Mortgage Corp.	4.375%	7/17/15	78,624	82,034
2 Federal Home Loan Mortgage Corp.	1.750%	9/10/15	16,700	16,992
2 Federal Home Loan Mortgage Corp.	5.250%	4/18/16	1,400	1,522
2 Federal Home Loan Mortgage Corp.	0.500%	5/13/16	20,000	20,022
2 Federal Home Loan Mortgage Corp.	2.500%	5/27/16	29,725	30,885
2 Federal Home Loan Mortgage Corp.	5.500%	7/18/16	775	854

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
2 Federal Home Loan Mortgage Corp.	2.000%	8/25/16	31,545	32,507
2 Federal Home Loan Mortgage Corp.	0.875%	10/14/16	83,000	83,478
2 Federal Home Loan Mortgage Corp.	5.000%	2/16/17	19,175	21,284
2 Federal Home Loan Mortgage Corp.	0.875%	2/22/17	50,000	50,112
2 Federal Home Loan Mortgage Corp.	1.000%	3/8/17	18,000	18,091
2 Federal Home Loan Mortgage Corp.	5.000%	4/18/17	5,000	5,575
2 Federal Home Loan Mortgage Corp.	1.250%	5/12/17	72,500	73,237
2 Federal Home Loan Mortgage Corp.	1.000%	6/29/17	96,000	96,312
2 Federal Home Loan Mortgage Corp.	1.000%	7/28/17	8,750	8,755
2 Federal Home Loan Mortgage Corp.	5.500%	8/23/17	11,550	13,147
2 Federal Home Loan Mortgage Corp.	1.000%	9/29/17	98,125	97,907
2 Federal Home Loan Mortgage Corp.	5.125%	11/17/17	5,950	6,744
2 Federal Home Loan Mortgage Corp.	0.750%	1/12/18	13,375	13,163
2 Federal Home Loan Mortgage Corp.	0.875%	3/7/18	20,900	20,597
2 Federal Home Loan Mortgage Corp.	4.875%	6/13/18	8,805	10,002
2 Federal Home Loan Mortgage Corp.	3.750%	3/27/19	16,500	18,138
2 Federal Home Loan Mortgage Corp.	1.750%	5/30/19	35,175	35,426
2 Federal Home Loan Mortgage Corp.	1.250%	8/1/19	13,200	12,881
2 Federal Home Loan Mortgage Corp.	1.250%	10/2/19	43,700	42,504
2 Federal Home Loan Mortgage Corp.	1.375%	5/1/20	16,700	16,192
2 Federal Home Loan Mortgage Corp.	2.375%	1/13/22	56,650	56,583
2 Federal Home Loan Mortgage Corp.	6.750%	9/15/29	1,150	1,625
2 Federal Home Loan Mortgage Corp.	6.750%	3/15/31	13,400	19,235
2 Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,382	11,570
2 Federal National Mortgage Assn.	0.500%	7/2/15	3,750	3,761
2 Federal National Mortgage Assn.	2.375%	7/28/15	5,525	5,653
2 Federal National Mortgage Assn.	2.000%	9/21/15	12,595	12,859
2 Federal National Mortgage Assn.	0.500%	9/28/15	30,000	30,082
2 Federal National Mortgage Assn.	4.375%	10/15/15	51,825	54,546
2 Federal National Mortgage Assn.	1.625%	10/26/15	79,455	80,850
2 Federal National Mortgage Assn.	0.375%	12/21/15	13,525	13,532
2 Federal National Mortgage Assn.	5.000%	3/15/16	12,025	12,966
2 Federal National Mortgage Assn.	0.500%	3/30/16	74,650	74,779
2 Federal National Mortgage Assn.	2.375%	4/11/16	22,775	23,567
2 Federal National Mortgage Assn.	0.375%	7/5/16	22,700	22,652
2 Federal National Mortgage Assn.	0.625%	8/26/16	50,000	50,058
2 Federal National Mortgage Assn.	5.250%	9/15/16	7,225	7,965
2 Federal National Mortgage Assn.	1.250%	9/28/16	43,645	44,285
2 Federal National Mortgage Assn.	1.375%	11/15/16	31,470	31,983
2 Federal National Mortgage Assn.	1.250%	1/30/17	21,100	21,369
2 Federal National Mortgage Assn.	5.000%	2/13/17	50,225	55,746
2 Federal National Mortgage Assn.	0.750%	4/20/17	31,925	31,828
2 Federal National Mortgage Assn.	1.125%	4/27/17	56,300	56,700
2 Federal National Mortgage Assn.	5.000%	5/11/17	11,275	12,585
2 Federal National Mortgage Assn.	5.375%	6/12/17	2,800	3,162
2 Federal National Mortgage Assn.	0.875%	8/28/17	35,075	34,908
2 Federal National Mortgage Assn.	0.875%	10/26/17	71,575	71,075
2 Federal National Mortgage Assn.	0.875%	12/20/17	71,025	70,315
2 Federal National Mortgage Assn.	0.875%	2/8/18	64,425	63,600
2 Federal National Mortgage Assn.	0.875%	5/21/18	47,380	46,531
2 Federal National Mortgage Assn.	1.875%	9/18/18	117,975	120,025
2 Federal National Mortgage Assn.	1.625%	11/27/18	41,640	41,811
2 Federal National Mortgage Assn.	1.875%	2/19/19	83,000	84,058
2 Federal National Mortgage Assn.	1.750%	6/20/19	76,000	76,150
2 Federal National Mortgage Assn.	0.000%	10/9/19	6,640	5,859
2 Federal National Mortgage Assn.	6.250%	5/15/29	5,550	7,498

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	7.125%	1/15/30	7,120	10,421
2	Federal National Mortgage Assn.	7.250%	5/15/30	28,925	42,815
2	Federal National Mortgage Assn.	6.625%	11/15/30	16,295	22,952
2	Federal National Mortgage Assn.	5.625%	7/15/37	2,721	3,579
1	Financing Corp.	9.800%	4/6/18	850	1,105
1	Financing Corp.	10.350%	8/3/18	100	134
1	Financing Corp.	9.650%	11/2/18	2,375	3,158
1	Financing Corp.	9.700%	4/5/19	425	579
	Private Export Funding Corp.	1.375%	2/15/17	1,000	1,012
	Private Export Funding Corp.	2.250%	12/15/17	1,775	1,835
	Private Export Funding Corp.	1.875%	7/15/18	2,200	2,227
	Private Export Funding Corp.	4.375%	3/15/19	3,217	3,612
	Private Export Funding Corp.	1.450%	8/15/19	2,300	2,253
	Private Export Funding Corp.	4.300%	12/15/21	3,035	3,379
	Private Export Funding Corp.	2.800%	5/15/22	1,125	1,127
	Private Export Funding Corp.	2.050%	11/15/22	15,350	14,443
	Private Export Funding Corp.	3.550%	1/15/24	16,350	17,080
	Private Export Funding Corp.	2.450%	7/15/24	4,750	4,500
	Resolution Funding Corp.	8.125%	10/15/19	100	131
	Resolution Funding Corp.	8.875%	7/15/20	100	138
	State of Israel	5.500%	9/18/23	6,375	7,773
	State of Israel	5.500%	12/4/23	6,502	7,885
	State of Israel	5.500%	4/26/24	5,075	6,174
1	Tennessee Valley Authority	5.500%	7/18/17	6,400	7,258
1	Tennessee Valley Authority	4.500%	4/1/18	6,425	7,160
1	Tennessee Valley Authority	1.750%	10/15/18	9,500	9,575
1	Tennessee Valley Authority	3.875%	2/15/21	5,170	5,687
1	Tennessee Valley Authority	1.875%	8/15/22	3,750	3,543
1	Tennessee Valley Authority	6.750%	11/1/25	550	732
1	Tennessee Valley Authority	7.125%	5/1/30	8,975	12,767
1	Tennessee Valley Authority	4.650%	6/15/35	3,425	3,749
1	Tennessee Valley Authority	5.880%	4/1/36	4,265	5,459
1	Tennessee Valley Authority	5.500%	6/15/38	850	1,048
1	Tennessee Valley Authority	5.250%	9/15/39	3,150	3,788
1	Tennessee Valley Authority	3.500%	12/15/42	5,500	5,018
1	Tennessee Valley Authority	4.875%	1/15/48	14,075	15,776
1	Tennessee Valley Authority	5.375%	4/1/56	2,770	3,327
1	Tennessee Valley Authority	4.625%	9/15/60	3,365	3,569
					2,944,801
Conventional Mortgage-Backed Securities (20.7%)
[2,3]	Fannie Mae Pool	2.000%	8/1/28–10/1/28	56,637	56,026
[2,3,4] Fannie Mae Pool		2.500%	3/1/27–2/1/43	442,336	448,060
[2,3,4] Fannie Mae Pool		3.000%	11/1/20–7/1/44	1,285,234	1,297,214
[2,3,4] Fannie Mae Pool		3.500%	9/1/25–7/1/44	1,385,192	1,441,664
[2,3,4] Fannie Mae Pool		4.000%	6/1/18–7/1/44	1,256,588	1,338,757
[2,3,4] Fannie Mae Pool		4.500%	1/1/15–7/1/44	977,888	1,059,839
[2,3,4] Fannie Mae Pool		5.000%	3/1/17–7/1/44	626,161	694,075
[2,3,4] Fannie Mae Pool		5.500%	9/1/14–7/1/44	496,618	555,813
[2,3,4] Fannie Mae Pool		6.000%	8/1/14–7/1/44	338,124	381,161
[2,3]	Fannie Mae Pool	6.500%	4/1/16–5/1/40	112,481	127,784
[2,3]	Fannie Mae Pool	7.000%	9/1/14–12/1/38	33,430	38,096
[2,3]	Fannie Mae Pool	7.500%	7/1/30–12/1/32	274	314
[2,3]	Fannie Mae Pool	8.000%	12/1/29	37	42
[2,3]	Freddie Mac Gold Pool	2.000%	8/1/28	13,602	13,445
[2,3,4] Freddie Mac Gold Pool		2.500%	5/1/28–3/1/43	346,780	351,017

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3,4] Freddie Mac Gold Pool		3.000%	11/1/26–7/1/44	678,806	685,833
[2,3,4] Freddie Mac Gold Pool		3.500%	9/1/25–7/1/44	740,418	767,656
[2,3,4] Freddie Mac Gold Pool		4.000%	3/1/18–7/1/44	783,667	832,447
[2,3,4] Freddie Mac Gold Pool		4.500%	3/1/15–7/1/44	610,267	660,346
[2,3,4] Freddie Mac Gold Pool		5.000%	4/1/17–7/1/44	393,122	434,292
[2,3,4] Freddie Mac Gold Pool		5.500%	3/1/16–7/1/44	307,956	344,544
[2,3,4] Freddie Mac Gold Pool		6.000%	7/1/14–7/1/44	190,742	215,064
[2,3]	Freddie Mac Gold Pool	6.500%	7/1/14–9/1/39	50,017	56,814
[2,3]	Freddie Mac Gold Pool	7.000%	6/1/15–12/1/38	16,844	19,259
[2,3]	Freddie Mac Gold Pool	7.500%	4/1/27–2/1/32	173	197
[2,3]	Freddie Mac Gold Pool	8.000%	1/1/27–11/1/31	216	247
[2,3]	Freddie Mac Gold Pool	8.500%	6/1/25	36	42
[3,4]	Ginnie Mae I Pool	3.000%	1/15/26–7/1/44	145,566	147,302
[3,4]	Ginnie Mae I Pool	3.500%	11/15/25–7/1/44	152,530	159,255
[3,4]	Ginnie Mae I Pool	4.000%	8/15/18–7/1/44	244,655	261,745
[3,4]	Ginnie Mae I Pool	4.500%	6/15/18–7/1/44	362,374	395,603
3	Ginnie Mae I Pool	5.000%	12/15/17–5/15/41	227,593	251,083
[3,4]	Ginnie Mae I Pool	5.500%	4/15/17–7/1/44	103,557	116,334
3	Ginnie Mae I Pool	6.000%	4/15/17–6/15/41	76,327	86,187
3	Ginnie Mae I Pool	6.500%	5/15/24–8/15/39	25,506	28,930
3	Ginnie Mae I Pool	7.000%	7/15/23–9/15/36	1,322	1,504
3	Ginnie Mae I Pool	7.500%	12/15/23	36	41
3	Ginnie Mae I Pool	8.000%	6/15/25–1/15/27	82	95
3	Ginnie Mae I Pool	9.000%	11/15/17–12/15/17	53	58
3	Ginnie Mae II Pool	2.500%	2/20/28–6/20/28	16,920	17,388
[3,4]	Ginnie Mae II Pool	3.000%	10/20/26–7/1/44	586,530	594,282
[3,4]	Ginnie Mae II Pool	3.500%	9/20/25–7/1/44	967,643	1,009,772
[3,4]	Ginnie Mae II Pool	4.000%	9/20/25–7/1/44	764,569	818,886
[3,4]	Ginnie Mae II Pool	4.500%	8/20/33–7/1/44	614,205	672,001
[3,4]	Ginnie Mae II Pool	5.000%	12/20/32–7/1/44	335,325	371,598
3	Ginnie Mae II Pool	5.500%	8/20/23–3/20/42	112,965	126,585
3	Ginnie Mae II Pool	6.000%	3/20/31–9/20/41	48,120	54,299
3	Ginnie Mae II Pool	6.500%	10/20/28–11/20/39	17,625	19,985
3	Ginnie Mae II Pool	7.000%	8/20/34–11/20/38	3,344	3,789
					16,956,770
Nonconventional Mortgage-Backed Securities (0.6%)
[2,3,5] Fannie Mae Pool		1.438%	4/1/37	1,348	1,404
[2,3,5] Fannie Mae Pool		1.946%	9/1/37	1,870	2,007
[2,3]	Fannie Mae Pool	2.109%	3/1/43	6,713	6,782
[2,3]	Fannie Mae Pool	2.196%	9/1/42	5,655	5,849
[2,3]	Fannie Mae Pool	2.199%	6/1/43	6,726	6,834
[2,3]	Fannie Mae Pool	2.203%	6/1/42	14,115	14,648
[2,3]	Fannie Mae Pool	2.218%	12/1/41	4,462	4,647
[2,3,5] Fannie Mae Pool		2.224%	12/1/33–8/1/37	1,158	1,222
[2,3,5] Fannie Mae Pool		2.231%	11/1/36	419	446
[2,3]	Fannie Mae Pool	2.233%	10/1/42	4,751	4,897
[2,3,5] Fannie Mae Pool		2.235%	6/1/37	490	518
[2,3,5] Fannie Mae Pool		2.248%	2/1/36	739	754
[2,3,5] Fannie Mae Pool		2.254%	11/1/33	216	228
[2,3]	Fannie Mae Pool	2.268%	7/1/43	7,734	7,734
[2,3,5] Fannie Mae Pool		2.271%	9/1/34	403	426
[2,3,5] Fannie Mae Pool		2.282%	8/1/35	772	824
[2,3,5] Fannie Mae Pool		2.331%	4/1/36	289	299
[2,3,5] Fannie Mae Pool		2.356%	5/1/35	801	845
[2,3,5] Fannie Mae Pool		2.375%	2/1/36	765	820
[2,3,5] Fannie Mae Pool		2.393%	12/1/35	681	725

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3,5] Fannie Mae Pool		2.398%	1/1/37	865	932
[2,3]	Fannie Mae Pool	2.400%	5/1/42	9,834	9,911
[2,3]	Fannie Mae Pool	2.410%	7/1/42	6,479	6,670
[2,3,5] Fannie Mae Pool		2.415%	6/1/36	17	18
[2,3,5] Fannie Mae Pool		2.438%	1/1/35–7/1/35	1,588	1,694
[2,3]	Fannie Mae Pool	2.447%	5/1/43	12,910	13,259
[2,3]	Fannie Mae Pool	2.455%	10/1/42	5,822	5,995
[2,3]	Fannie Mae Pool	2.505%	10/1/40	2,672	2,828
[2,3]	Fannie Mae Pool	2.515%	12/1/40	2,193	2,323
[2,3,5] Fannie Mae Pool		2.560%	11/1/33	622	676
[2,3,5] Fannie Mae Pool		2.590%	4/1/37	32	33
[2,3,5] Fannie Mae Pool		2.597%	11/1/34	1,066	1,117
[2,3]	Fannie Mae Pool	2.615%	12/1/41	4,179	4,322
[2,3]	Fannie Mae Pool	2.623%	11/1/41	3,922	4,105
[2,3]	Fannie Mae Pool	2.677%	1/1/42	4,346	4,543
[2,3]	Fannie Mae Pool	2.745%	12/1/43	13,518	14,004
[2,3,5] Fannie Mae Pool		2.758%	10/1/36	708	772
[2,3]	Fannie Mae Pool	2.778%	3/1/42	6,097	6,283
[2,3]	Fannie Mae Pool	2.780%	1/1/42	4,652	4,833
[2,3]	Fannie Mae Pool	2.805%	11/1/41	3,510	3,673
[2,3]	Fannie Mae Pool	2.818%	3/1/41	2,920	3,068
[2,3]	Fannie Mae Pool	2.897%	5/1/42	2,332	2,451
[2,3]	Fannie Mae Pool	2.921%	12/1/40	2,225	2,348
[2,3]	Fannie Mae Pool	2.996%	3/1/42	4,580	4,808
[2,3]	Fannie Mae Pool	3.014%	9/1/43	9,034	9,478
[2,3]	Fannie Mae Pool	3.035%	3/1/41	3,501	3,713
[2,3]	Fannie Mae Pool	3.069%	2/1/42	4,498	4,709
[2,3]	Fannie Mae Pool	3.079%	2/1/41	2,614	2,737
[2,3]	Fannie Mae Pool	3.125%	2/1/41	1,491	1,520
[2,3]	Fannie Mae Pool	3.131%	2/1/42	11,843	12,735
[2,3]	Fannie Mae Pool	3.140%	2/1/41	2,786	2,941
[2,3]	Fannie Mae Pool	3.172%	12/1/40	2,208	2,346
[2,3]	Fannie Mae Pool	3.218%	9/1/40	1,696	1,797
[2,3]	Fannie Mae Pool	3.223%	12/1/40	2,519	2,671
[2,3]	Fannie Mae Pool	3.224%	8/1/40	2,013	2,112
[2,3]	Fannie Mae Pool	3.240%	10/1/40	3,077	3,240
[2,3]	Fannie Mae Pool	3.270%	11/1/40	2,484	2,625
[2,3,5] Fannie Mae Pool		3.283%	7/1/42	3,105	3,313
[2,3]	Fannie Mae Pool	3.287%	1/1/40	1,042	1,079
[2,3]	Fannie Mae Pool	3.292%	5/1/41	3,332	3,530
[2,3]	Fannie Mae Pool	3.322%	8/1/42	4,534	4,723
[2,3]	Fannie Mae Pool	3.428%	5/1/40	1,003	1,056
[2,3]	Fannie Mae Pool	3.485%	5/1/40	686	718
[2,3]	Fannie Mae Pool	3.513%	10/1/39	973	1,007
[2,3]	Fannie Mae Pool	3.540%	6/1/41	782	825
[2,3]	Fannie Mae Pool	3.563%	7/1/41	4,869	5,022
[2,3]	Fannie Mae Pool	3.568%	11/1/39	565	585
[2,3]	Fannie Mae Pool	3.580%	8/1/39	1,173	1,245
[2,3]	Fannie Mae Pool	3.608%	4/1/41	2,693	2,833
[2,3]	Fannie Mae Pool	3.675%	11/1/39	897	929
[2,3]	Fannie Mae Pool	3.735%	6/1/41	3,504	3,705
[2,3,5] Fannie Mae Pool		3.742%	7/1/39	491	508
[2,3]	Fannie Mae Pool	3.817%	9/1/40	3,515	3,755
[2,3]	Fannie Mae Pool	4.227%	12/1/39	3,071	3,207
[2,3]	Fannie Mae Pool	4.890%	7/1/38	239	254
[2,3,5] Fannie Mae Pool		5.060%	11/1/39	1,592	1,705

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3]	Fannie Mae Pool	5.177%	3/1/38	1,478	1,555
[2,3]	Fannie Mae Pool	5.239%	7/1/36	689	717
[2,3]	Fannie Mae Pool	5.259%	7/1/38	144	152
[2,3,5] Fannie Mae Pool		5.282%	8/1/39	3,993	4,272
[2,3]	Fannie Mae Pool	5.527%	5/1/36	232	245
[2,3]	Fannie Mae Pool	5.659%	4/1/37	1,231	1,313
[2,3]	Fannie Mae Pool	5.782%	10/1/37	603	647
[2,3]	Fannie Mae Pool	5.784%	12/1/37	1,281	1,388
[2,3,5] Fannie Mae Pool		5.988%	7/1/37	249	260
[2,3]	Fannie Mae Pool	6.127%	10/1/37	2,057	2,171
[2,3,5] Freddie Mac Non Gold Pool		1.730%	6/1/37	532	547
[2,3,5] Freddie Mac Non Gold Pool		1.949%	3/1/37	44	46
[2,3,5] Freddie Mac Non Gold Pool		2.065%	1/1/37	838	890
[2,3,5] Freddie Mac Non Gold Pool		2.166%	7/1/35	509	540
[2,3,5] Freddie Mac Non Gold Pool		2.195%	3/1/37	41	44
[2,3,5] Freddie Mac Non Gold Pool		2.277%	12/1/36	319	334
[2,3,5] Freddie Mac Non Gold Pool		2.283%	3/1/37	221	233
[2,3,5] Freddie Mac Non Gold Pool		2.291%	10/1/37	1,081	1,138
[2,3,5] Freddie Mac Non Gold Pool		2.320%	2/1/37	198	207
[2,3,5] Freddie Mac Non Gold Pool		2.339%	4/1/35	43	46
[2,3,5] Freddie Mac Non Gold Pool		2.352%	1/1/35	114	124
[2,3,5] Freddie Mac Non Gold Pool		2.357%	12/1/34	611	645
[2,3,5] Freddie Mac Non Gold Pool		2.375%	11/1/34–11/1/36	1,775	1,866
[2,3,5] Freddie Mac Non Gold Pool		2.381%	12/1/36	798	829
[2,3,5] Freddie Mac Non Gold Pool		2.399%	6/1/37	827	889
[2,3,5] Freddie Mac Non Gold Pool		2.409%	12/1/35	541	573
[2,3,5] Freddie Mac Non Gold Pool		2.538%	1/1/37	283	299
[2,3]	Freddie Mac Non Gold Pool	2.567%	2/1/42	2,042	2,146
[2,3]	Freddie Mac Non Gold Pool	2.603%	11/1/43	7,491	7,712
[2,3,5] Freddie Mac Non Gold Pool		2.604%	3/1/37	63	63
[2,3]	Freddie Mac Non Gold Pool	2.617%	12/1/40	2,564	2,660
[2,3,5] Freddie Mac Non Gold Pool		2.620%	3/1/37	556	583
[2,3]	Freddie Mac Non Gold Pool	2.696%	11/1/40	1,146	1,188
[2,3]	Freddie Mac Non Gold Pool	2.717%	12/1/40	5,042	5,226
[2,3,5] Freddie Mac Non Gold Pool		2.749%	10/1/36	850	897
[2,3]	Freddie Mac Non Gold Pool	2.757%	2/1/42	4,054	4,293
[2,3]	Freddie Mac Non Gold Pool	2.785%	1/1/41	3,751	3,856
[2,3]	Freddie Mac Non Gold Pool	2.885%	2/1/41	3,643	3,816
[2,3]	Freddie Mac Non Gold Pool	2.932%	12/1/41	4,105	4,321
[2,3]	Freddie Mac Non Gold Pool	2.954%	2/1/41	1,508	1,590
[2,3]	Freddie Mac Non Gold Pool	3.070%	6/1/41	1,491	1,563
[2,3]	Freddie Mac Non Gold Pool	3.084%	3/1/41	1,316	1,380
[2,3]	Freddie Mac Non Gold Pool	3.142%	11/1/40	2,499	2,584
[2,3]	Freddie Mac Non Gold Pool	3.256%	6/1/40	1,104	1,137
[2,3]	Freddie Mac Non Gold Pool	3.358%	5/1/40	705	748
[2,3]	Freddie Mac Non Gold Pool	3.425%	3/1/42	4,823	5,027
[2,3]	Freddie Mac Non Gold Pool	3.443%	5/1/40	667	698
[2,3]	Freddie Mac Non Gold Pool	3.593%	6/1/40	1,309	1,373
[2,3]	Freddie Mac Non Gold Pool	3.625%	6/1/40	3,689	3,860
[2,3]	Freddie Mac Non Gold Pool	3.676%	9/1/40	4,053	4,200
[2,3]	Freddie Mac Non Gold Pool	4.386%	5/1/38	150	159
[2,3]	Freddie Mac Non Gold Pool	5.070%	7/1/38	640	663
[2,3]	Freddie Mac Non Gold Pool	5.271%	3/1/38	1,067	1,125
[2,3]	Freddie Mac Non Gold Pool	5.365%	1/1/38	451	475
[2,3]	Freddie Mac Non Gold Pool	5.469%	2/1/36	330	351
[2,3]	Freddie Mac Non Gold Pool	5.711%	6/1/37	572	603

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3]	Freddie Mac Non Gold Pool	5.756%	9/1/37	515	551
[2,3]	Freddie Mac Non Gold Pool	5.780%	10/1/37	23	24
[2,3]	Freddie Mac Non Gold Pool	5.867%	5/1/37	2,692	2,834
[2,3]	Freddie Mac Non Gold Pool	6.075%	12/1/36	575	603
[2,3]	Freddie Mac Non Gold Pool	6.185%	8/1/37	272	288
[3,5]	Ginnie Mae II Pool	1.625%	6/20/29	41	42
3	Ginnie Mae II Pool	2.000%	12/20/42–6/20/43	29,085	30,114
[3,5]	Ginnie Mae II Pool	2.500%	10/20/39–5/20/43	36,202	37,726
[3,5]	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	18,259	19,234
3	Ginnie Mae II Pool	3.500%	1/20/41–12/20/43	27,795	29,420
[3,5]	Ginnie Mae II Pool	4.000%	10/20/38–10/20/41	9,786	10,349
3	Ginnie Mae II Pool	5.000%	7/20/38	229	237
					472,887
Total U.S. Government and Agency Obligations (Cost $52,427,724)					53,012,956
Asset-Backed/Commercial Mortgage-Backed Securities (2.6%)
3	AEP Texas Central Transition
	Funding II LLC 2006-A	5.170%	1/1/18	1,992	2,173
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	1,959	1,969
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	1,620	1,626
3	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	3,305	3,287
3	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	1,100	1,097
3	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	700	701
3	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	2,700	2,705
3	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,150	1,154
3	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	2,250	2,241
3	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	1,500	1,493
3	American Express Credit Account
	Secured Note Trust 2013-3	0.980%	5/15/19	1,000	1,000
3	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	292	293
3	AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	1,029	1,027
3	AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	719	719
3	AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	1,635	1,634
3	AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	620	620
3	AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	800	797
3	AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	400	399
3	AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	550	550
3	AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	375	375
3	AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	1,150	1,150
3	BA Credit Card Trust 2007-A1	5.170%	6/15/19	900	991
3	Banc of America Commercial Mortgage
	Trust 2005-1	5.347%	11/10/42	2,073	2,080
3	Banc of America Commercial Mortgage
	Trust 2005-2	4.857%	7/10/43	437	447
3	Banc of America Commercial Mortgage
	Trust 2005-5	5.115%	10/10/45	5,064	5,261
3	Banc of America Commercial Mortgage
	Trust 2005-6	5.349%	9/10/47	1,500	1,572
3	Banc of America Commercial Mortgage
	Trust 2005-6	5.349%	9/10/47	2,623	2,778
3	Banc of America Commercial Mortgage
	Trust 2006-1	5.372%	9/10/45	9,085	9,637
3	Banc of America Commercial Mortgage
	Trust 2006-1	5.421%	9/10/45	247	264
3	Banc of America Commercial Mortgage
	Trust 2006-2	5.919%	5/10/45	7,560	8,138

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Banc of America Commercial Mortgage
Trust 2006-2	5.954%	5/10/45	1,380	1,459
3 Banc of America Commercial Mortgage
Trust 2006-3	5.889%	7/10/44	392	424
3 Banc of America Commercial Mortgage
Trust 2006-4	5.634%	7/10/46	17,487	18,844
3 Banc of America Commercial Mortgage
Trust 2006-5	5.414%	9/10/47	5,210	5,580
3 Banc of America Commercial Mortgage
Trust 2006-5	5.448%	9/10/47	890	955
3 Banc of America Commercial Mortgage
Trust 2007-2	5.781%	4/10/49	1,399	1,541
3 Banc of America Commercial Mortgage
Trust 2008-1	6.418%	2/10/51	12,600	14,316
3 Bear Stearns Commercial Mortgage Securities
Trust 2004-PWR6	4.825%	11/11/41	199	201
3 Bear Stearns Commercial Mortgage Securities
Trust 2004-PWR6	4.868%	11/11/41	990	1,001
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR10	5.405%	12/11/40	5,720	5,995
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-PWR8	4.750%	6/11/41	1,970	2,013
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP18	4.933%	2/13/42	1,723	1,761
3 Bear Stearns Commercial Mortgage Securities
Trust 2005-TOP20	5.288%	10/12/42	5,515	5,778
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR11	5.605%	3/11/39	11,300	12,010
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.898%	9/11/38	1,800	1,942
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR12	5.937%	9/11/38	2,225	2,416
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-PWR13	5.582%	9/11/41	1,125	1,227
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.757%	4/12/38	9,314	9,952
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP22	5.757%	4/12/38	1,700	1,832
3 Bear Stearns Commercial Mortgage Securities
Trust 2006-TOP24	5.568%	10/12/41	3,675	3,990
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.846%	6/11/40	719	729
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR16	5.898%	6/11/40	3,600	4,002
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.694%	6/11/50	14,821	16,491
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR17	5.915%	6/11/50	4,095	4,581
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-PWR18	5.700%	6/11/50	6,825	7,607
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.471%	1/12/45	3,102	3,442
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP26	5.513%	1/12/45	2,475	2,663
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.742%	9/11/42	8,350	9,406

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Bear Stearns Commercial Mortgage Securities
Trust 2007-TOP28	5.793%	9/11/42	1,232	1,231
3 Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	2,058	2,054
3 Capital Auto Receivables Asset Trust 2013-3	1.040%	11/21/16	2,230	2,235
3 Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	2,233	2,248
3 Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,340	1,348
3 Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	1,850	1,855
3 Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	700	702
3 Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	700	700
3 Capital Auto Receivables Asset Trust 2014-1	1.320%	6/20/18	4,355	4,370
3 Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	1,090	1,097
3 Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	815	821
3 Capital Auto Receivables Asset Trust 2014-2	0.910%	4/20/17	1,700	1,695
3 Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	975	973
3 Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	775	774
3 Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	12,975	13,874
3 Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	7,190	8,149
3 Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,325	1,331
3 CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	1,320	1,317
3 CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	1,917	1,914
3 Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	799	794
3 Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	2,240	2,248
3 Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	1,210	1,227
3 Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	900	896
3 Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	375	376
3 Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	1,105	1,105
3 Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	735	734
3 Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	2,000	2,000
3 Carmax Auto Owner Trust 2014-2	1.610%	10/15/19	1,000	1,001
3 CD 2005-CD1 Commercial Mortgage Trust	5.401%	7/15/44	7,260	7,573
3 CD 2005-CD1 Commercial Mortgage Trust	5.401%	7/15/44	2,475	2,596
3 CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	14,699	15,764
3 CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	4,150	4,540
3 CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	9,395	10,216
3 CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	6,798	7,537
3 CenterPoint Energy Transition Bond Co. II LLC
2005-A	5.170%	8/1/19	1,108	1,179
3 CenterPoint Energy Transition Bond Co. II LLC
2005-A	5.302%	8/1/20	654	747
3 CenterPoint Energy Transition Bond Co. IV LLC
2012-1	3.028%	10/15/25	5,300	5,333
3 Chase Issuance Trust 2006-A2	5.160%	4/16/18	7,446	7,981
3 Chase Issuance Trust 2012-A3	0.790%	6/15/17	6,116	6,120
3 Chase Issuance Trust 2012-A5	0.590%	8/15/17	3,404	3,397
3 Chase Issuance Trust 2012-A7	2.160%	9/16/24	12,805	12,218
3 Chase Issuance Trust 2013-A8	1.010%	10/15/18	6,425	6,416
3 Chase Issuance Trust 2014-A1	1.150%	1/15/19	15,000	15,043
3 Chase Issuance Trust 2014-A2	2.770%	3/15/23	7,550	7,659
3 Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	4,676	4,835
3 Citibank Credit Card Issuance Trust 2005-A2	4.850%	3/10/17	2,975	3,061
3 Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	11,399	12,085
3 Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	7,150	8,097
3 Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	6,114	6,910
3 Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	2,900	2,901
3 Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	15,000	15,344
3 Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	7,600	7,623

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	6,525	6,563
3	Citigroup Commercial Mortgage Trust 2005-C3	4.830%	5/15/43	4,020	4,144
3	Citigroup Commercial Mortgage Trust 2006-C4	5.975%	3/15/49	2,000	2,144
3	Citigroup Commercial Mortgage Trust 2006-C4	5.975%	3/15/49	7,102	7,579
3	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,275	2,467
3	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	1,585	1,721
3	Citigroup Commercial Mortgage Trust 2007-C6	5.898%	12/10/49	9,305	10,315
3	Citigroup Commercial Mortgage Trust 2008-C7	6.341%	12/10/49	11,348	12,730
3	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	3,950	3,939
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,500	1,492
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	1,300	1,296
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	1,700	1,781
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	800	856
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,200	1,305
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	1,700	1,853
3	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	550	579
3	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	1,825	1,949
3	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	750	806
3	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	750	818
3	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	3,210	3,319
3	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	750	784
3	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,150	1,219
3	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	955	1,015
3	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	375	388
3	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	1,675	1,746
3	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	1,350	1,397
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	5,264	5,752
3	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.965%	5/15/46	6,032	6,732
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	11,940	12,348
3	COMM 2006-C7 Mortgage Trust	5.945%	6/10/46	11,254	12,102
3	COMM 2006-C7 Mortgage Trust	5.970%	6/10/46	1,815	1,949
3	COMM 2007-C9 Mortgage Trust	5.988%	12/10/49	7,325	8,189
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	1,285	1,298
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	1,825	1,880
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	4,927
[3,6]	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	2,195	2,221
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	6,300	6,174
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,467
3	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,310	1,363
3	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,310	1,379
3	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,750	1,850
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,190	2,355
3	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,310	1,432
3	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	646	647
3	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,075	1,114
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,075	1,130
3	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	1,500	1,560
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,125	1,194
3	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	750	792
3	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	350	374
3	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	472	473
3	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	550	574
3	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	375	396
3	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	3,700	3,964

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,100	1,179
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	1,744	1,741
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	1,425	1,430
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,888	1,953
3	COMM 2013-CCRE9 Mortgage Trust	4.378%	7/10/45	2,295	2,484
3	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	660	709
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	2,050	2,133
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	2,020	2,171
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	3,981	3,926
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,184	2,161
3	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	3,275	3,423
3	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	2,450	2,633
3	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	2,725	2,937
3	COMM 2014-CCRE14 Mortgage Trust	4.760%	2/10/47	1,650	1,769
3	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	2,712	2,820
3	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	935	979
3	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	1,737	1,850
3	COMM 2014-CCRE15 Mortgage Trust	4.871%	2/10/47	869	938
3	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	1,500	1,576
3	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	1,975	2,085
3	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	1,900	1,976
3	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	950	989
3	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	1,525	1,606
3	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	955	989
3	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	1,575	1,622
3	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	975	1,004
3	COMM 2014-CR18 Mortgage Trust	4.103%	7/15/47	1,281	1,319
3	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,150	1,188
3	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	2,650	2,811
3	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	757	783
3	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	658	683
3	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	1,699	1,788
3	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	475	498
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	301	322
3	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,150	1,186
3	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	3,075	3,190
3	Commercial Mortgage Trust 2005-GG3	4.799%	8/10/42	12,827	12,944
3	Commercial Mortgage Trust 2005-GG3	4.859%	8/10/42	1,775	1,806
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	7,925	8,215
3	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	1,900	2,004
3	Commercial Mortgage Trust 2006-GG7	6.015%	7/10/38	2,209	2,378
3	Commercial Mortgage Trust 2007-GG9	5.475%	3/10/39	640	687
[3,6]	Commercial Mortgages Lease-Backed
	Certificates Series 2001-CMLB-1	6.746%	6/20/31	909	940
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.609%	2/15/39	10,725	11,353
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.643%	2/15/39	2,800	2,997
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C1	5.643%	2/15/39	2,225	2,350
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C3	5.982%	6/15/38	5,466	5,852
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C3	5.982%	6/15/38	2,700	2,924
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C4	5.509%	9/15/39	550	593

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Credit Suisse Commercial Mortgage Trust
	Series 2006-C5	5.311%	12/15/39	7,455	8,020
3	Credit Suisse Commercial Mortgage Trust
	Series 2007-C1	5.383%	2/15/40	2,351	2,554
3	Credit Suisse Commercial Mortgage Trust
	Series 2007-C3	5.866%	6/15/39	9,634	10,554
3	CSFB Commercial Mortgage Trust 2005-C1	5.014%	2/15/38	4,826	4,887
3	CSFB Commercial Mortgage Trust 2005-C1	5.075%	2/15/38	2,009	2,044
3	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	1,375	1,420
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	6,646	6,899
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	520	544
3	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	1,525	1,584
3	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	9,453	10,681
3	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	4,825	4,839
[2,3]	Fannie Mae- Aces 2014-M4	3.346%	3/25/24	5,650	5,920
[2,3]	Fannie Mae-Aces 2013-M12	2.462%	3/25/23	9,373	9,233
[2,3]	Fannie Mae-Aces 2013-M14	2.608%	4/25/23	11,599	11,524
[2,3]	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	11,450	11,857
[2,3]	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	3,850	3,709
[2,3]	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	15,264	15,604
[2,3]	Fannie Mae-Aces 2014-M1	3.506%	7/25/23	15,075	15,634
[2,3]	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	9,947	10,430
[2,3]	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	4,547	4,636
[2,3]	Fannie Mae-Aces 2014-M3	3.501%	1/25/24	4,075	4,268
[2,3]	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	9,125	9,256
[2,3]	Fannie Mae-Aces 2014-M7	3.356%	6/25/24	11,650	12,085
[2,3]	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	1,114	1,108
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	10,035	10,610
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	3,552	3,872
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	11,400	11,696
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	1,900	1,859
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	2,300	2,276
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	7,700	7,643
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	7,675	7,640
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	3,850	3,972
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	11,425	11,958
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	10,809	11,228
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	11,425	11,895
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	11,420	11,788
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	1,951	2,054
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	11,420	11,920

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	2,825	2,885
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	10,113	10,721
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	12,575	13,255
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	9,250	9,791
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	3,850	3,960
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	9,425	9,854
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	6,408	6,776
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates_K006-A1	3.398%	7/25/19	6,738	7,121
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates_K007-A1	3.342%	12/25/19	4,821	5,072
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates_K009-A1	2.757%	5/25/20	9,015	9,392
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates_K708-A1	1.670%	10/25/18	2,711	2,755
[2,3]	FHLMC Multifamily Structured Pass Through
	Certificates_K711-A1	1.321%	12/25/18	9,700	9,772
[2,3]	FHLMC Multifamily Structures Pass Through
	Certificates_FHMS-K715	2.856%	1/25/21	4,225	4,378
3	Fifth Third Auto 2014-1	0.680%	4/16/18	2,250	2,241
3	Fifth Third Auto 2014-1	1.140%	10/15/20	1,500	1,500
3	Fifth Third Auto 2014-2	0.890%	11/15/18	1,525	1,524
3	Fifth Third Auto 2014-2	1.380%	12/15/20	975	976
3	Ford Credit Auto Lease Trust 2013-B	0.760%	9/15/16	800	800
3	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	650	650
3	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	1,500	1,502
3	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	575	577
3	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,050	1,055
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	395	396
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	3,525	3,554
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	263	263
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	2,761	2,763
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	1,600	1,599
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	800	796
3	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	2,077	2,079
3	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	692	697
3	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	2,100	2,093
3	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	350	351
3	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	4,350	4,347
3	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	800	807
3	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	3,375	3,382
3	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	575	577
3	Ford Credit Floorplan Master Owner Trust
	A Series 2013-5	1.500%	9/15/18	2,800	2,831
3	Ford Credit Floorplan Master Owner Trust
	A Series 2014-1	1.200%	2/15/19	3,550	3,568
3	GE Capital Credit Card Master Note Trust
	Series 2012-7	1.760%	9/15/22	5,644	5,538

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 GE Commercial Mortgage Corp.
Series 2005-C3 Trust	4.974%	7/10/45	4,460	4,639
3 GE Commercial Mortgage Corp.
Series 2005-C4 Trust	5.489%	11/10/45	2,725	2,875
3 GE Commercial Mortgage Corp.
Series 2006-C1 Trust	5.456%	3/10/44	12,667	13,408
3 GE Commercial Mortgage Corp.
Series 2006-C1 Trust	5.456%	3/10/44	2,825	3,047
3 GE Commercial Mortgage Corp.
Series 2007-C1 Trust	5.543%	12/10/49	4,300	4,710
3 GMAC Commercial Mortgage Securities Inc.
Series 2004-C3 Trust	4.864%	12/10/41	3,175	3,203
3 GMAC Commercial Mortgage Securities Inc.
Series 2005-C1 Trust	4.754%	5/10/43	1,055	1,088
3 GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	26	26
3 GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	8,350	8,830
3 GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	1,725	1,837
3 GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	1,500	1,583
3 GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	6,350	6,583
3 GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	3,825	3,938
3 GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	2,955	2,887
3 GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	3,494	3,443
3 GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,310	1,299
3 GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	2,255	2,238
GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	966	958
3 GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	1,875	1,953
3 GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,340	1,425
3 GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	6,700	7,243
3 GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,000	2,090
3 GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	710	754
3 GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,150	1,243
3 GS Mortgage Securities Trust 2014-GC18	1.298%	1/10/47	4,124	4,128
3 GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	8,225	8,804
3 GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	2,750	2,914
3 GS Mortgage Securities Trust 2014-GC18	3.467%	6/10/47	1,550	1,604
3 GS Mortgage Securities Trust 2014-GC18	3.516%	6/10/47	500	517
3 GS Mortgage Securities Trust 2014-GC18	3.862%	6/10/47	1,350	1,408
3 Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	2,950	2,946
3 Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	3,433	3,435
3 Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	2,746	2,730
3 Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	1,077	1,077
3 Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,077	1,072
3 Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,250	1,244
3 Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,100	1,102
3 Honda Auto Receivables 2014-1 Owner Trust	0.670%	11/21/17	2,244	2,238
3 Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,122	1,121
3 Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	1,700	1,699
3 Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,000	999
3 Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,000	1,993
3 Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	2,620	2,620
3 Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	4,367	4,370
3 Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	2,675	2,677
3 Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	1,325	1,326
3 Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	1,040	1,042
3 Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	1,730	1,744
3 Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	1,725	1,727

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	3,000	2,997
3 Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	900	900
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2004-CIBC10	4.654%	1/12/37	285	285
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC11	5.567%	8/12/37	1,180	1,210
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-CIBC13	5.461%	1/12/43	1,000	1,058
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP2	4.780%	7/15/42	1,785	1,847
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP4	4.918%	10/15/42	10,856	11,299
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.405%	12/15/44	7,391	7,757
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.447%	12/15/44	1,480	1,583
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2005-LDP5	5.526%	12/15/44	585	618
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC14	5.624%	12/12/44	1,100	1,171
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-CIBC16	5.593%	5/12/45	4,180	4,523
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP6	5.475%	4/15/43	3,217	3,424
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	6.057%	4/15/45	10,935	11,790
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP7	6.057%	4/15/45	2,360	2,590
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2006-LDP8	5.440%	5/15/45	1,720	1,866
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC18	5.440%	6/12/47	6,416	6,999
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	5.794%	2/12/51	19,976	22,303
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-CIBC20	6.082%	2/12/51	1,650	1,857
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP11	5.991%	6/15/49	5,610	6,169
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2007-LDP12	5.882%	2/15/51	6,620	7,326
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C6	3.507%	5/15/45	4,875	5,046
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-C8	2.829%	10/15/45	11,975	11,813
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-CIBX	3.483%	6/15/45	3,816	3,966
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2012-LC9	2.840%	12/15/47	2,250	2,215
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.143%	12/15/47	1,389	1,385
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C10	3.372%	12/15/47	1,042	1,039
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.674%	12/15/46	1,250	1,319
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	3.881%	12/15/46	1,500	1,573

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.166%	12/15/46	2,600	2,783
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	4.517%	12/15/46	1,250	1,349
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-C16	5.111%	12/15/46	1,250	1,371
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2013-LC11	2.960%	4/15/46	1,466	1,441
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	2.872%	7/15/47	1,525	1,577
3 JP Morgan Chase Commercial Mortgage
Securities Trust 2014-C20	3.805%	7/15/47	575	597
3 JPMBB Commercial Mortgage Securities
Trust 2013-C12	3.664%	7/15/45	1,982	2,050
3 JPMBB Commercial Mortgage Securities
Trust 2013-C12	4.162%	7/15/45	655	686
3 JPMBB Commercial Mortgage Securities
Trust 2013-C14	3.761%	8/15/46	990	1,053
3 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.133%	8/15/46	2,640	2,823
3 JPMBB Commercial Mortgage Securities
Trust 2013-C14	4.409%	8/15/46	740	794
3 JPMBB Commercial Mortgage Securities
Trust 2013-C15	1.233%	11/15/45	1,127	1,129
3 JPMBB Commercial Mortgage Securities
Trust 2013-C15	2.977%	11/15/45	5,030	5,233
3 JPMBB Commercial Mortgage Securities
Trust 2013-C15	3.659%	11/15/45	505	533
3 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.131%	11/15/45	3,520	3,762
3 JPMBB Commercial Mortgage Securities
Trust 2013-C15	4.420%	11/15/45	2,010	2,151
3 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.003%	1/15/47	1,550	1,614
3 JPMBB Commercial Mortgage Securities
Trust 2013-C17	3.705%	1/15/47	1,163	1,227
3 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.199%	1/15/47	4,320	4,634
3 JPMBB Commercial Mortgage Securities
Trust 2013-C17	4.458%	1/15/47	775	832
3 JPMBB Commercial Mortgage Securities
Trust 2013-C17	5.050%	1/15/47	1,163	1,255
3 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.079%	2/15/47	3,938	4,180
3 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.439%	2/15/47	771	830
3 JPMBB Commercial Mortgage Securities
Trust 2014-C18	4.969%	2/15/47	935	1,015
3 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.046%	4/15/47	1,525	1,587
3 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.669%	4/15/47	1,900	1,991
3 JPMBB Commercial Mortgage Securities
Trust 2014-C19	3.997%	4/15/47	1,900	2,005
3 JPMBB Commercial Mortgage Securities
Trust 2014-C19	4.243%	4/15/47	1,525	1,607

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 LB-UBS Commercial Mortgage Trust 2004-C7	4.786%	10/15/29	1,176	1,180
3 LB-UBS Commercial Mortgage Trust 2005-C1	4.742%	2/15/30	3,866	3,911
3 LB-UBS Commercial Mortgage Trust 2005-C2	5.150%	4/15/30	2,845	2,918
3 LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	750	779
3 LB-UBS Commercial Mortgage Trust 2005-C7	5.197%	11/15/30	6,855	7,116
3 LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	3,588	3,807
3 LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	14,641	15,605
3 LB-UBS Commercial Mortgage Trust 2006-C4	6.029%	6/15/38	6,691	7,233
3 LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	10,060	10,957
3 LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,176	1,276
3 LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	1,150	1,252
3 LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	1,585	1,719
3 LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	4,459	4,869
3 LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	6,411	7,000
3 LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	9,630	10,847
3 LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	13,125	14,909
3 LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	1,970	2,246
3 Mercedes-Benz Auto Lease Trust 2013-B	0.760%	7/15/19	350	348
3 Mercedes-Benz Auto Lease Trust 2014-A	0.900%	12/16/19	2,700	2,698
3 Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	692	696
3 Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	692	692
3 Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	811	846
3 Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	8,019	8,513
3 Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	2,605	2,668
3 Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	9,440	10,139
3 Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	625	676
3 Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	1,965	2,145
3 Merrill Lynch Mortgage Trust 2007-C1	6.033%	6/12/50	15,155	16,826
3 Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	7,289	8,162
3 ML-CFC Commercial Mortgage Trust 2006-2	6.066%	6/12/46	13,637	14,741
3 ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	435	470
3 ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	1,225	1,337
3 ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	7,492	8,099
3 ML-CFC Commercial Mortgage Trust 2007-9	5.590%	9/12/49	134	134
3 ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	11,095	12,411
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C5	3.176%	8/15/45	1,600	1,610
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2012-C6	2.858%	11/15/45	4,000	3,926
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.365%	8/15/46	990	1,069
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C11	4.565%	8/15/46	490	526
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	3.001%	10/15/46	2,260	2,354
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C12	4.259%	10/15/46	2,260	2,446
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	2.936%	11/15/46	1,100	1,144
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.039%	11/15/46	2,200	2,323
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C13	4.907%	11/15/46	1,100	1,187
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	2.918%	2/15/46	1,707	1,678

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C7	3.214%	2/15/46	341	337
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.134%	12/15/48	2,100	2,087
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C8	3.376%	12/15/48	1,000	999
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.102%	5/15/46	1,275	1,264
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2013-C9	3.456%	5/15/46	975	974
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	1.250%	2/15/47	1,103	1,103
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	2.916%	2/15/47	1,525	1,577
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	3.669%	2/15/47	3,050	3,216
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.064%	2/15/47	3,050	3,233
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C14	4.806%	2/15/47	1,150	1,225
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	2.849%	6/15/47	575	593
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.477%	6/15/47	775	800
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	3.892%	6/15/47	2,875	2,992
3 Morgan Stanley Bank of America Merrill Lynch
Trust 2014-C16	4.325%	6/15/47	1,150	1,197
3 Morgan Stanley Capital I Trust 2004-HQ4	4.970%	4/14/40	872	876
3 Morgan Stanley Capital I Trust 2004-TOP15	5.270%	6/13/41	141	141
3 Morgan Stanley Capital I Trust 2005-HQ5	5.168%	1/14/42	941	956
3 Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	13,445	13,825
3 Morgan Stanley Capital I Trust 2005-HQ6	5.073%	8/13/42	1,595	1,649
3 Morgan Stanley Capital I Trust 2005-HQ7	5.376%	11/14/42	8,074	8,429
3 Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	9,383	9,739
3 Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	1,345	1,369
3 Morgan Stanley Capital I Trust 2005-TOP17	4.780%	12/13/41	4,638	4,691
3 Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	515	522
3 Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	2,200	2,257
3 Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	9,756	10,624
3 Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	2,626	2,859
3 Morgan Stanley Capital I Trust 2006-HQ8	5.598%	3/12/44	11,494	12,083
3 Morgan Stanley Capital I Trust 2006-HQ8	5.647%	3/12/44	2,503	2,678
3 Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	3,425	3,740
3 Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	1,475	1,578
3 Morgan Stanley Capital I Trust 2006-IQ11	5.829%	10/15/42	3,572	3,780
3 Morgan Stanley Capital I Trust 2006-IQ11	5.833%	10/15/42	1,750	1,845
3 Morgan Stanley Capital I Trust 2006-IQ11	5.833%	10/15/42	225	243
3 Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	8,107	8,837
3 Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	2,775	2,962
3 Morgan Stanley Capital I Trust 2006-TOP23	5.984%	8/12/41	775	846
3 Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	839	865
3 Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	9,610	10,630
3 Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	9,918	11,124
3 Morgan Stanley Capital I Trust 2007-IQ16	6.294%	12/12/49	1,975	2,218
3 Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	1,480	1,611

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	1,750	1,910
3 Morgan Stanley Capital I Trust 2007-TOP27	5.831%	6/11/42	2,475	2,766
3 Morgan Stanley Capital I Trust 2007-TOP27	5.831%	6/11/42	9,605	10,711
3 Morgan Stanley Capital I Trust 2008-TOP29	6.454%	1/11/43	17,980	20,820
3 Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	6,000	6,138
3 Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	2,655	2,641
3 Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	3,072	3,075
3 Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	6,100	6,092
3 Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	1,385	1,385
3 Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,040	1,046
3 Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	1,850	1,842
3 Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,150	1,153
3 Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	1,300	1,299
3 Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	1,475	1,480
6 NRAM Covered Bond LLP	5.625%	6/22/17	1,075	1,202
3 PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	14,975	15,765
3 Royal Bank of Canada	0.625%	12/5/16	5,000	5,011
3 Royal Bank of Canada	1.200%	9/19/18	11,600	11,567
3 Royal Bank of Canada	2.000%	10/1/19	12,000	12,133
3 Santander Drive Auto Receivables Trust 2013-1	0.620%	6/15/17	2,502	2,502
3 Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	3,480	3,482
3 Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	1,600	1,601
3 Santander Drive Auto Receivables Trust 2013-4	1.110%	12/15/17	1,000	1,003
3 Santander Drive Auto Receivables Trust 2013-4	0.870%	1/16/18	1,450	1,448
3 Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,100	2,107
3 Santander Drive Auto Receivables Trust 2014-2	0.800%	4/16/18	975	969
3 Santander Drive Auto Receivables Trust 2014-3	0.810%	7/16/18	575	574
3 TIAA Seasoned Commercial Mortgage
Trust 2007-C4	5.564%	8/15/39	1,385	1,453
3 Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	5,668	5,690
3 Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	710	710
3 Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,160	1,162
3 Toyota Auto Receivables 2014-A Owner Trust	0.670%	12/15/17	2,575	2,569
3 Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	850	851
3 Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	950	950
3 Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	750	751
3 UBS-Barclays Commercial Mortgage
Trust 2013-C5	3.185%	3/10/46	2,870	2,883
3 UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.244%	4/10/46	1,775	1,784
3 UBS-Barclays Commercial Mortgage
Trust 2013-C6	3.469%	4/10/46	700	700
3 USAA Auto Owner Trust 2014-1	0.580%	12/15/17	1,125	1,119
3 USAA Auto Owner Trust 2014-1	0.940%	5/15/19	750	747
3 Volkswagen Auto Lease Trust	0.800%	4/20/17	735	735
3 Volkswagen Auto Lease Trust	0.990%	7/20/18	735	734
3 Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	6,480	6,511
3 Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,100	1,096
3 Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	550	542
3 Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	2,350	2,349
3 Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	1,950	1,954
3 Wachovia Bank Commercial Mortgage Trust
Series 2004-C15	4.803%	10/15/41	9,270	9,327
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C17	5.083%	3/15/42	6,828	6,957

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C17	5.224%	3/15/42	625	638
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.699%	5/15/44	4,632	4,774
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.750%	5/15/44	665	691
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C19	4.793%	5/15/44	1,350	1,394
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C20	5.118%	7/15/42	3,216	3,336
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.414%	10/15/44	14,918	15,544
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C21	5.414%	10/15/44	535	559
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.455%	12/15/44	10,300	10,828
3 Wachovia Bank Commercial Mortgage Trust
Series 2005-C22	5.505%	12/15/44	475	503
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C25	5.904%	5/15/43	6,859	7,324
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C26	6.170%	6/15/45	475	519
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C27	5.765%	7/15/45	5,887	6,277
3 Wachovia Bank Commercial Mortgage Trust
Series 2006-C29	5.339%	11/15/48	2,400	2,615
3 Wachovia Bank Commercial Mortgage Trust
Series 2007-C30	5.342%	12/15/43	1,350	1,480
3 Wells Fargo Commercial Mortgage
Trust 2012-LC5	2.918%	10/15/45	1,975	1,961
3 Wells Fargo Commercial Mortgage
Trust 2014-LC16	2.819%	8/15/50	1,150	1,185
3 Wells Fargo Commercial Mortgage
Trust 2014-LC16	3.477%	8/15/50	775	800
3 Wells Fargo Commercial Mortgage
Trust 2014-LC16	3.817%	8/15/50	2,700	2,805
3 Wells Fargo Commercial Mortgage
Trust 2014-LC16	4.020%	8/15/50	400	414
3 WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	2,500	2,464
3 WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	3,875	4,019
3 WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	3,511	3,618
3 WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	2,200	2,320
3 WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	1,600	1,599
3 WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,300	3,257
3 WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	2,414	2,398
3 WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,045	1,048
3 WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	495	501
3 WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	2,154	2,122
3 WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	421	419
3 WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	3,250	3,282
3 WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	1,725	1,720
3 WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	660	695
3 WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	2,640	2,829
3 WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	660	699
3 WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,530	2,663
3 WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,520	1,630

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,520	1,659
3 WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,530	2,757
3 WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	725	751
3 WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	725	759
3 WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	925	980
3 WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	725	761
3 WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	725	773
3 WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	750	783
3 WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	1,500	1,574
3 WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	7,268	7,779
3 WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	375	400
3 WFRBS Commercial Mortgage Trust 2013-C18	4.830%	12/15/46	563	606
3 WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	1,850	1,923
3 WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,100	1,149
3 WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	1,475	1,567
3 WFRBS Commercial Mortgage Trust 2013-UBS1	4.788%	3/15/46	375	401
3 WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	624	625
3 WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	475	498
3 WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	650	681
3 WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	1,450	1,542
3 WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	475	502
3 WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	775	806
3 WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	775	808
3 WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,150	1,212
3 WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,150	1,205
3 WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	1,393	1,393
3 WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	735	762
3 WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	1,840	1,916
3 WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	4,415	4,683
3 WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	1,840	1,957
3 World Financial Network Credit Card Master Note
Trust Series 2013-A	1.610%	12/15/21	900	896
3 World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	1,817	1,815
3 World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,250	1,243
3 World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	550	551
3 World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	1,925	1,924
3 World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	1,925	1,924
3 World Omni Automobile Lease Securitization
Trust 2013-A	1.100%	12/15/16	1,720	1,727
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,010,394)				2,131,668
Corporate Bonds (25.4%)
Finance (8.3%)
Banking (5.4%)
Abbey National Treasury Services plc	4.000%	4/27/16	3,635	3,840
Abbey National Treasury Services plc	1.375%	3/13/17	13,265	13,319
Abbey National Treasury Services plc	3.050%	8/23/18	5,700	5,953
Abbey National Treasury Services plc	4.000%	3/13/24	5,350	5,531
American Express Bank FSB	6.000%	9/13/17	1,275	1,457
American Express Centurion Bank	0.875%	11/13/15	500	502
American Express Centurion Bank	5.950%	6/12/17	650	735
American Express Centurion Bank	6.000%	9/13/17	3,700	4,230
American Express Co.	5.500%	9/12/16	1,025	1,125
American Express Co.	6.150%	8/28/17	15,715	17,988
American Express Co.	7.000%	3/19/18	15,044	17,894
American Express Co.	1.550%	5/22/18	4,675	4,658

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
American Express Co.	2.650%	12/2/22	5,040	4,908
American Express Co.	4.050%	12/3/42	850	815
3 American Express Co.	6.800%	9/1/66	2,800	3,073
American Express Credit Corp.	2.750%	9/15/15	12,715	13,049
American Express Credit Corp.	5.300%	12/2/15	2,000	2,135
American Express Credit Corp.	1.300%	7/29/16	1,900	1,917
American Express Credit Corp.	2.800%	9/19/16	13,215	13,757
American Express Credit Corp.	2.375%	3/24/17	5,700	5,896
American Express Credit Corp.	1.125%	6/5/17	12,600	12,594
American Express Credit Corp.	2.125%	7/27/18	10,700	10,870
American Express Credit Corp.	2.125%	3/18/19	3,625	3,642
Associates Corp. of North America	6.950%	11/1/18	4,815	5,743
Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	12,232	12,294
Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	1,250	1,251
Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	3,750	3,807
Australia & New Zealand Banking Group Ltd.	1.450%	5/15/18	3,000	2,961
Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	2,600	2,605
Bancolombia SA	4.250%	1/12/16	7,700	8,047
Bank of America Corp.	4.750%	8/1/15	275	287
Bank of America Corp.	3.700%	9/1/15	670	692
Bank of America Corp.	1.500%	10/9/15	13,500	13,615
Bank of America Corp.	5.250%	12/1/15	1,225	1,291
Bank of America Corp.	1.250%	1/11/16	7,100	7,154
Bank of America Corp.	3.625%	3/17/16	15,275	15,943
Bank of America Corp.	3.750%	7/12/16	8,695	9,144
Bank of America Corp.	6.500%	8/1/16	29,070	32,203
Bank of America Corp.	5.750%	8/15/16	3,250	3,545
Bank of America Corp.	7.800%	9/15/16	2,825	3,209
Bank of America Corp.	5.625%	10/14/16	14,700	16,127
Bank of America Corp.	1.350%	11/21/16	3,450	3,460
Bank of America Corp.	5.420%	3/15/17	7,425	8,167
Bank of America Corp.	3.875%	3/22/17	500	533
Bank of America Corp.	6.000%	9/1/17	400	451
Bank of America Corp.	5.750%	12/1/17	6,880	7,768
Bank of America Corp.	2.000%	1/11/18	38,152	38,400
Bank of America Corp.	5.650%	5/1/18	26,030	29,495
Bank of America Corp.	2.600%	1/15/19	31,975	32,347
Bank of America Corp.	2.650%	4/1/19	11,325	11,477
Bank of America Corp.	7.625%	6/1/19	14,720	18,172
Bank of America Corp.	5.625%	7/1/20	10,865	12,504
Bank of America Corp.	5.875%	1/5/21	6,890	8,043
Bank of America Corp.	5.000%	5/13/21	4,795	5,350
Bank of America Corp.	5.700%	1/24/22	3,586	4,149
Bank of America Corp.	3.300%	1/11/23	33,600	33,076
Bank of America Corp.	4.100%	7/24/23	8,400	8,707
Bank of America Corp.	4.125%	1/22/24	16,900	17,373
Bank of America Corp.	4.000%	4/1/24	26,000	26,561
Bank of America Corp.	6.110%	1/29/37	7,915	9,118
Bank of America Corp.	5.875%	2/7/42	10,550	12,472
Bank of America Corp.	5.000%	1/21/44	11,500	12,179
Bank of America Corp.	4.875%	4/1/44	4,225	4,376
Bank of America NA	1.125%	11/14/16	6,975	6,979
Bank of America NA	5.300%	3/15/17	15,125	16,632
Bank of America NA	6.100%	6/15/17	1,975	2,225
Bank of America NA	6.000%	10/15/36	6,975	8,447
Bank of Montreal	0.800%	11/6/15	3,900	3,918

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of Montreal	1.300%	7/15/16	1,900	1,923
Bank of Montreal	2.500%	1/11/17	11,225	11,681
Bank of Montreal	1.400%	9/11/17	7,000	7,028
Bank of Montreal	2.375%	1/25/19	5,775	5,888
Bank of Montreal	2.550%	11/6/22	3,925	3,795
Bank of New York Mellon Corp.	0.700%	10/23/15	1,100	1,103
Bank of New York Mellon Corp.	2.500%	1/15/16	4,050	4,170
Bank of New York Mellon Corp.	2.300%	7/28/16	2,654	2,737
Bank of New York Mellon Corp.	2.400%	1/17/17	725	750
Bank of New York Mellon Corp.	1.969%	6/20/17	3,200	3,271
Bank of New York Mellon Corp.	1.300%	1/25/18	1,975	1,964
Bank of New York Mellon Corp.	1.350%	3/6/18	7,000	6,896
Bank of New York Mellon Corp.	2.100%	8/1/18	1,548	1,568
Bank of New York Mellon Corp.	2.100%	1/15/19	2,675	2,690
Bank of New York Mellon Corp.	2.200%	3/4/19	7,625	7,683
Bank of New York Mellon Corp.	5.450%	5/15/19	6,645	7,627
Bank of New York Mellon Corp.	4.600%	1/15/20	6,975	7,793
Bank of New York Mellon Corp.	4.150%	2/1/21	1,250	1,359
Bank of New York Mellon Corp.	3.550%	9/23/21	5,700	5,973
Bank of New York Mellon Corp.	3.650%	2/4/24	3,000	3,092
Bank of New York Mellon Corp.	3.400%	5/15/24	2,875	2,898
Bank of Nova Scotia	2.050%	10/7/15	5,900	6,018
Bank of Nova Scotia	0.750%	10/9/15	5,375	5,393
Bank of Nova Scotia	2.900%	3/29/16	145	151
Bank of Nova Scotia	1.375%	7/15/16	6,450	6,530
Bank of Nova Scotia	2.550%	1/12/17	6,830	7,079
Bank of Nova Scotia	1.375%	12/18/17	4,590	4,583
Bank of Nova Scotia	2.050%	10/30/18	27,525	27,686
Bank of Nova Scotia	2.050%	6/5/19	13,000	12,963
Bank of Nova Scotia	4.375%	1/13/21	1,570	1,743
6 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	4,000	4,085
Bank One Capital III	8.750%	9/1/30	290	394
Bank One Corp.	7.625%	10/15/26	975	1,277
Bank One Corp.	8.000%	4/29/27	2,500	3,418
Bank One Michigan	8.250%	11/1/24	6,000	8,125
Barclays Bank plc	5.000%	9/22/16	16,390	17,859
Barclays Bank plc	2.500%	2/20/19	10,000	10,141
Barclays Bank plc	6.750%	5/22/19	3,040	3,665
Barclays Bank plc	5.125%	1/8/20	2,815	3,175
Barclays Bank plc	5.140%	10/14/20	4,745	5,214
Barclays Bank plc	3.750%	5/15/24	11,250	11,311
BB&T Corp.	5.200%	12/23/15	10,874	11,548
BB&T Corp.	3.200%	3/15/16	7,170	7,455
BB&T Corp.	2.150%	3/22/17	3,750	3,837
BB&T Corp.	4.900%	6/30/17	100	109
BB&T Corp.	1.600%	8/15/17	915	922
BB&T Corp.	1.450%	1/12/18	3,925	3,900
BB&T Corp.	2.050%	6/19/18	3,000	3,028
BB&T Corp.	2.250%	2/1/19	1,800	1,818
BB&T Corp.	6.850%	4/30/19	1,261	1,534
BB&T Corp.	5.250%	11/1/19	3,750	4,258
BB&T Corp.	3.950%	3/22/22	4,049	4,288
BBVA US Senior SAU	4.664%	10/9/15	9,955	10,400
Bear Stearns Cos. LLC	5.300%	10/30/15	5,900	6,249
Bear Stearns Cos. LLC	5.550%	1/22/17	5,130	5,651
Bear Stearns Cos. LLC	6.400%	10/2/17	17,650	20,319

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bear Stearns Cos. LLC	7.250%	2/1/18	19,905	23,626
	Bear Stearns Cos. LLC	4.650%	7/2/18	425	468
	BNP Paribas SA	3.600%	2/23/16	5,575	5,810
	BNP Paribas SA	2.375%	9/14/17	16,175	16,544
	BNP Paribas SA	2.700%	8/20/18	17,950	18,354
	BNP Paribas SA	2.450%	3/17/19	2,450	2,468
	BNP Paribas SA	5.000%	1/15/21	13,065	14,537
	BNP Paribas SA	3.250%	3/3/23	14,325	14,140
	BPCE SA	1.625%	2/10/17	5,150	5,197
	BPCE SA	2.500%	12/10/18	5,500	5,586
	BPCE SA	4.000%	4/15/24	10,300	10,506
	Branch Banking & Trust Co.	5.625%	9/15/16	1,875	2,057
	Branch Banking & Trust Co.	1.050%	12/1/16	475	476
	Branch Banking & Trust Co.	2.300%	10/15/18	6,000	6,104
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	3,475	3,493
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	3,620	3,719
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	3,625	3,672
	Capital One Bank USA NA	1.300%	6/5/17	4,450	4,448
	Capital One Bank USA NA	2.250%	2/13/19	10,000	10,062
	Capital One Bank USA NA	2.300%	6/5/19	7,000	7,020
	Capital One Bank USA NA	8.800%	7/15/19	6,825	8,825
	Capital One Bank USA NA	3.375%	2/15/23	6,085	6,018
	Capital One Financial Corp.	1.000%	11/6/15	2,000	2,006
	Capital One Financial Corp.	3.150%	7/15/16	9,545	9,955
	Capital One Financial Corp.	6.150%	9/1/16	3,125	3,458
	Capital One Financial Corp.	6.750%	9/15/17	2,070	2,405
	Capital One Financial Corp.	2.450%	4/24/19	6,900	6,954
	Capital One Financial Corp.	4.750%	7/15/21	1,545	1,715
	Capital One Financial Corp.	3.500%	6/15/23	1,210	1,214
	Capital One Financial Corp.	3.750%	4/24/24	5,400	5,460
	Capital One NA	1.500%	3/22/18	6,075	6,017
[3,6]	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	4,025	4,816
	Citigroup Inc.	4.750%	5/19/15	4,738	4,911
	Citigroup Inc.	2.250%	8/7/15	5,000	5,082
	Citigroup Inc.	4.587%	12/15/15	4,695	4,948
	Citigroup Inc.	5.300%	1/7/16	5,550	5,910
	Citigroup Inc.	1.250%	1/15/16	6,575	6,615
	Citigroup Inc.	1.300%	4/1/16	6,825	6,865
	Citigroup Inc.	3.953%	6/15/16	7,465	7,875
	Citigroup Inc.	1.700%	7/25/16	7,050	7,133
	Citigroup Inc.	5.850%	8/2/16	265	290
	Citigroup Inc.	4.450%	1/10/17	10,650	11,476
	Citigroup Inc.	5.500%	2/15/17	12,485	13,724
	Citigroup Inc.	1.350%	3/10/17	4,000	3,997
	Citigroup Inc.	6.000%	8/15/17	3,441	3,890
	Citigroup Inc.	6.125%	11/21/17	20,170	23,041
	Citigroup Inc.	1.750%	5/1/18	10,075	10,005
	Citigroup Inc.	6.125%	5/15/18	12,457	14,355
	Citigroup Inc.	2.500%	9/26/18	10,875	11,038
	Citigroup Inc.	2.550%	4/8/19	25,000	25,180
	Citigroup Inc.	8.500%	5/22/19	13,415	17,167
	Citigroup Inc.	5.375%	8/9/20	14,014	16,059
	Citigroup Inc.	4.500%	1/14/22	14,300	15,512
	Citigroup Inc.	4.050%	7/30/22	4,300	4,391
	Citigroup Inc.	3.375%	3/1/23	6,600	6,576
	Citigroup Inc.	3.500%	5/15/23	5,425	5,286

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Citigroup Inc.	3.875%	10/25/23	7,425	7,577
Citigroup Inc.	3.750%	6/16/24	14,450	14,482
Citigroup Inc.	5.500%	9/13/25	13,425	14,966
Citigroup Inc.	6.625%	1/15/28	2,700	3,332
Citigroup Inc.	6.625%	6/15/32	1,925	2,308
Citigroup Inc.	5.875%	2/22/33	5,180	5,744
Citigroup Inc.	6.000%	10/31/33	2,900	3,260
Citigroup Inc.	5.850%	12/11/34	530	612
Citigroup Inc.	6.125%	8/25/36	12,610	14,494
Citigroup Inc.	6.875%	3/5/38	4,919	6,462
Citigroup Inc.	8.125%	7/15/39	10,575	15,870
Citigroup Inc.	5.875%	1/30/42	2,825	3,359
Citigroup Inc.	6.675%	9/13/43	5,000	6,161
Citigroup Inc.	4.950%	11/7/43	10,000	10,575
Citigroup Inc.	5.300%	5/6/44	7,725	8,007
Comerica Bank	5.750%	11/21/16	3,775	4,179
Comerica Bank	5.200%	8/22/17	2,800	3,103
Comerica Inc.	4.800%	5/1/15	1,100	1,136
Comerica Inc.	2.125%	5/23/19	1,000	998
Commonwealth Bank of Australia	1.950%	3/16/15	7,200	7,280
Commonwealth Bank of Australia	1.250%	9/18/15	9,300	9,382
Commonwealth Bank of Australia	1.900%	9/18/17	2,000	2,031
Commonwealth Bank of Australia	2.500%	9/20/18	4,000	4,110
Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,018
Compass Bank	6.400%	10/1/17	2,000	2,228
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	8,730	8,913
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	14,150	14,978
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	18,700	18,919
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	12,265	13,475
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	8,025	8,491
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	6,250	6,351
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	13,525	14,309
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	8,715	9,743
Cooperatieve Centrale
Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	5,425	6,242
Countrywide Financial Corp.	6.250%	5/15/16	1,467	1,602
Credit Suisse	1.375%	5/26/17	10,150	10,175
Credit Suisse	6.000%	2/15/18	15,564	17,709
Credit Suisse	2.300%	5/28/19	8,900	8,897
Credit Suisse	5.300%	8/13/19	8,700	9,921
Credit Suisse	5.400%	1/14/20	12,275	13,780
Credit Suisse	4.375%	8/5/20	4,150	4,526
Credit Suisse USA Inc.	5.125%	8/15/15	5,683	5,975
Credit Suisse USA Inc.	5.375%	3/2/16	680	731
Credit Suisse USA Inc.	7.125%	7/15/32	5,385	7,379
Deutsche Bank AG	3.250%	1/11/16	13,370	13,862
Deutsche Bank AG	1.400%	2/13/17	1,600	1,607
Deutsche Bank AG	6.000%	9/1/17	15,213	17,298

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Deutsche Bank AG	2.500%	2/13/19	23,500	23,933
3 Deutsche Bank AG	4.296%	5/24/28	7,025	6,902
Discover Bank	2.000%	2/21/18	15,000	15,080
Discover Bank	7.000%	4/15/20	1,350	1,627
Discover Bank	4.200%	8/8/23	1,350	1,422
Discover Bank	4.250%	3/13/26	1,925	2,000
Discover Financial Services	6.450%	6/12/17	325	369
Discover Financial Services	5.200%	4/27/22	950	1,056
Discover Financial Services	3.850%	11/21/22	5,630	5,726
Fifth Third Bancorp	3.625%	1/25/16	9,340	9,744
Fifth Third Bancorp	4.500%	6/1/18	725	792
Fifth Third Bancorp	3.500%	3/15/22	6,025	6,212
Fifth Third Bancorp	4.300%	1/16/24	8,050	8,387
Fifth Third Bancorp	8.250%	3/1/38	3,946	5,777
Fifth Third Bank	1.150%	11/18/16	1,950	1,955
Fifth Third Bank	1.450%	2/28/18	5,000	4,964
Fifth Third Bank	2.375%	4/25/19	10,000	10,101
First Horizon National Corp.	5.375%	12/15/15	7,825	8,274
First Niagara Financial Group Inc.	6.750%	3/19/20	1,350	1,559
FirstMerit Corp.	4.350%	2/4/23	4,950	5,154
Goldman Sachs Capital I	6.345%	2/15/34	7,375	8,384
Goldman Sachs Group Inc.	3.700%	8/1/15	3,210	3,311
Goldman Sachs Group Inc.	1.600%	11/23/15	5,950	6,013
Goldman Sachs Group Inc.	5.350%	1/15/16	14,375	15,347
Goldman Sachs Group Inc.	3.625%	2/7/16	22,140	23,089
Goldman Sachs Group Inc.	5.750%	10/1/16	3,330	3,668
Goldman Sachs Group Inc.	5.625%	1/15/17	7,170	7,880
Goldman Sachs Group Inc.	6.250%	9/1/17	12,380	14,110
Goldman Sachs Group Inc.	5.950%	1/18/18	6,215	7,062
Goldman Sachs Group Inc.	2.375%	1/22/18	17,892	18,184
Goldman Sachs Group Inc.	6.150%	4/1/18	28,975	33,203
Goldman Sachs Group Inc.	2.900%	7/19/18	28,825	29,671
Goldman Sachs Group Inc.	2.625%	1/31/19	14,500	14,704
Goldman Sachs Group Inc.	7.500%	2/15/19	14,730	17,974
Goldman Sachs Group Inc.	5.375%	3/15/20	24,740	27,993
Goldman Sachs Group Inc.	6.000%	6/15/20	18,290	21,326
Goldman Sachs Group Inc.	5.250%	7/27/21	17,950	20,148
Goldman Sachs Group Inc.	5.750%	1/24/22	29,850	34,526
Goldman Sachs Group Inc.	3.625%	1/22/23	9,700	9,694
Goldman Sachs Group Inc.	4.000%	3/3/24	15,000	15,248
Goldman Sachs Group Inc.	3.850%	7/8/24	4,125	4,120
Goldman Sachs Group Inc.	5.950%	1/15/27	4,795	5,419
Goldman Sachs Group Inc.	6.125%	2/15/33	7,990	9,557
Goldman Sachs Group Inc.	6.450%	5/1/36	15,750	18,230
Goldman Sachs Group Inc.	6.750%	10/1/37	33,855	40,414
Goldman Sachs Group Inc.	6.250%	2/1/41	7,205	8,751
Goldman Sachs Group Inc.	4.800%	7/8/44	8,575	8,533
HSBC USA Inc.	1.300%	6/23/17	1,000	1,002
HSBC USA Inc.	2.250%	6/23/19	1,000	1,002
HSBC Bank USA NA	4.875%	8/24/20	4,275	4,752
HSBC Bank USA NA	5.875%	11/1/34	2,575	3,081
HSBC Bank USA NA	5.625%	8/15/35	3,950	4,598
HSBC Bank USA NA	7.000%	1/15/39	325	439
HSBC Holdings plc	5.100%	4/5/21	12,020	13,660
HSBC Holdings plc	4.875%	1/14/22	2,625	2,946
HSBC Holdings plc	4.000%	3/30/22	11,725	12,510

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	4.250%	3/14/24	20,000	20,669
HSBC Holdings plc	7.625%	5/17/32	325	430
HSBC Holdings plc	7.350%	11/27/32	600	773
HSBC Holdings plc	6.500%	5/2/36	15,965	19,438
HSBC Holdings plc	6.500%	9/15/37	13,815	16,924
HSBC Holdings plc	6.800%	6/1/38	6,125	7,804
HSBC Holdings plc	6.100%	1/14/42	2,225	2,788
HSBC Holdings plc	5.250%	3/14/44	5,250	5,630
HSBC USA Inc.	1.625%	1/16/18	11,975	11,965
HSBC USA Inc.	2.625%	9/24/18	9,670	9,982
HSBC USA Inc.	5.000%	9/27/20	4,455	4,929
HSBC USA Inc.	3.500%	6/23/24	1,000	1,001
Huntington Bancshares Inc.	2.600%	8/2/18	1,100	1,118
Huntington Bancshares Inc.	7.000%	12/15/20	6,900	8,360
Huntington National Bank	1.350%	8/2/16	800	806
Huntington National Bank	1.375%	4/24/17	9,200	9,222
Huntington National Bank	2.200%	4/1/19	925	926
Intesa Sanpaolo SPA	3.125%	1/15/16	7,650	7,855
Intesa Sanpaolo SPA	2.375%	1/13/17	4,375	4,446
Intesa Sanpaolo SPA	3.875%	1/16/18	4,775	5,029
Intesa Sanpaolo SPA	3.875%	1/15/19	14,150	14,862
Intesa Sanpaolo SPA	5.250%	1/12/24	6,175	6,744
JPMorgan Chase & Co.	5.150%	10/1/15	4,695	4,939
JPMorgan Chase & Co.	1.100%	10/15/15	23,200	23,300
JPMorgan Chase & Co.	2.600%	1/15/16	4,525	4,647
JPMorgan Chase & Co.	1.125%	2/26/16	24,425	24,542
JPMorgan Chase & Co.	3.450%	3/1/16	5,320	5,552
JPMorgan Chase & Co.	3.150%	7/5/16	19,504	20,326
JPMorgan Chase & Co.	1.350%	2/15/17	2,650	2,660
JPMorgan Chase & Co.	6.125%	6/27/17	3,325	3,751
JPMorgan Chase & Co.	2.000%	8/15/17	11,050	11,234
JPMorgan Chase & Co.	6.000%	1/15/18	14,967	17,116
JPMorgan Chase & Co.	1.800%	1/25/18	3,800	3,787
JPMorgan Chase & Co.	1.625%	5/15/18	13,325	13,269
JPMorgan Chase & Co.	2.350%	1/28/19	11,125	11,241
JPMorgan Chase & Co.	6.300%	4/23/19	16,210	19,145
JPMorgan Chase & Co.	4.950%	3/25/20	1,300	1,459
JPMorgan Chase & Co.	4.400%	7/22/20	10,795	11,808
JPMorgan Chase & Co.	4.250%	10/15/20	16,350	17,669
JPMorgan Chase & Co.	4.625%	5/10/21	1,140	1,252
JPMorgan Chase & Co.	4.350%	8/15/21	25,190	27,248
JPMorgan Chase & Co.	4.500%	1/24/22	13,325	14,542
JPMorgan Chase & Co.	3.250%	9/23/22	25,100	25,147
JPMorgan Chase & Co.	3.200%	1/25/23	11,875	11,784
JPMorgan Chase & Co.	3.375%	5/1/23	9,300	9,113
JPMorgan Chase & Co.	3.875%	2/1/24	23,025	23,678
JPMorgan Chase & Co.	3.625%	5/13/24	10,325	10,335
JPMorgan Chase & Co.	6.400%	5/15/38	14,865	18,714
JPMorgan Chase & Co.	5.500%	10/15/40	5,825	6,657
JPMorgan Chase & Co.	5.600%	7/15/41	6,300	7,376
JPMorgan Chase & Co.	5.400%	1/6/42	3,375	3,839
JPMorgan Chase & Co.	5.625%	8/16/43	8,560	9,631
JPMorgan Chase & Co.	4.850%	2/1/44	7,725	8,150
JPMorgan Chase Bank NA	5.875%	6/13/16	7,950	8,696
JPMorgan Chase Bank NA	6.000%	10/1/17	9,579	10,887
KeyBank NA	5.800%	7/1/14	850	850

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
KeyBank NA	5.450%	3/3/16	2,500	2,688
KeyBank NA	1.650%	2/1/18	11,150	11,162
KeyCorp	3.750%	8/13/15	725	750
KeyCorp	2.300%	12/13/18	3,275	3,306
KeyCorp	5.100%	3/24/21	8,490	9,616
Lloyds Bank plc	4.875%	1/21/16	5,370	5,707
Lloyds Bank plc	4.200%	3/28/17	5,050	5,442
Lloyds Bank plc	2.300%	11/27/18	13,850	14,054
Lloyds Bank plc	6.375%	1/21/21	5,500	6,664
Manufacturers & Traders Trust Co.	6.625%	12/4/17	2,475	2,875
Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,000	6,068
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	100	102
MBNA Corp.	5.000%	6/15/15	1,425	1,484
Merrill Lynch & Co. Inc.	6.050%	5/16/16	7,980	8,670
Merrill Lynch & Co. Inc.	5.700%	5/2/17	9,035	10,022
Merrill Lynch & Co. Inc.	6.400%	8/28/17	16,784	19,162
Merrill Lynch & Co. Inc.	6.875%	4/25/18	21,670	25,502
Merrill Lynch & Co. Inc.	6.500%	7/15/18	10,060	11,696
Merrill Lynch & Co. Inc.	7.750%	5/14/38	11,205	15,312
Morgan Stanley	5.375%	10/15/15	17,660	18,699
Morgan Stanley	3.450%	11/2/15	17,100	17,708
Morgan Stanley	1.750%	2/25/16	2,800	2,840
Morgan Stanley	3.800%	4/29/16	10,290	10,816
Morgan Stanley	5.750%	10/18/16	4,700	5,174
Morgan Stanley	5.450%	1/9/17	3,815	4,202
Morgan Stanley	4.750%	3/22/17	9,990	10,871
Morgan Stanley	5.550%	4/27/17	12,000	13,332
Morgan Stanley	5.950%	12/28/17	12,065	13,736
Morgan Stanley	6.625%	4/1/18	12,465	14,575
Morgan Stanley	2.125%	4/25/18	27,475	27,743
Morgan Stanley	2.500%	1/24/19	21,075	21,303
Morgan Stanley	7.300%	5/13/19	23,185	28,322
Morgan Stanley	5.625%	9/23/19	11,555	13,295
Morgan Stanley	5.500%	1/26/20	15,250	17,460
Morgan Stanley	5.500%	7/24/20	2,150	2,470
Morgan Stanley	5.750%	1/25/21	12,940	15,042
Morgan Stanley	5.500%	7/28/21	3,175	3,637
Morgan Stanley	4.875%	11/1/22	12,625	13,536
Morgan Stanley	3.750%	2/25/23	10,400	10,551
Morgan Stanley	4.100%	5/22/23	11,975	12,096
Morgan Stanley	3.875%	4/29/24	7,700	7,770
Morgan Stanley	5.000%	11/24/25	8,250	8,794
Morgan Stanley	6.250%	8/9/26	9,600	11,725
Morgan Stanley	7.250%	4/1/32	6,895	9,194
Morgan Stanley	6.375%	7/24/42	15,075	18,985
Murray Street Investment Trust I	4.647%	3/9/17	6,300	6,808
National Australia Bank Ltd.	1.600%	8/7/15	6,275	6,354
National Australia Bank Ltd.	0.900%	1/20/16	7,500	7,526
National Australia Bank Ltd.	2.750%	3/9/17	6,515	6,786
National Australia Bank Ltd.	2.300%	7/25/18	3,225	3,284
National Australia Bank Ltd.	3.000%	1/20/23	3,200	3,131
National Bank of Canada	1.450%	11/7/17	2,200	2,195
National City Bank	5.800%	6/7/17	2,055	2,314
National City Corp.	6.875%	5/15/19	4,965	5,927
Northern Trust Co.	6.500%	8/15/18	425	498

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Northern Trust Corp.	2.375%	8/2/22	10,550	10,092
Northern Trust Corp.	3.950%	10/30/25	9,350	9,693
People’s United Bank	4.000%	7/15/24	3,000	3,009
People’s United Financial Inc.	3.650%	12/6/22	2,945	2,944
PNC Bank NA	0.800%	1/28/16	6,500	6,515
PNC Bank NA	1.150%	11/1/16	1,250	1,256
PNC Bank NA	4.875%	9/21/17	3,575	3,948
PNC Bank NA	6.000%	12/7/17	1,950	2,239
PNC Bank NA	2.200%	1/28/19	6,475	6,535
PNC Bank NA	2.250%	7/2/19	4,400	4,417
PNC Bank NA	2.700%	11/1/22	6,251	6,023
PNC Bank NA	2.950%	1/30/23	4,500	4,399
PNC Bank NA	4.200%	11/1/25	7,000	7,406
PNC Financial Services Group Inc.	2.854%	11/9/22	2,875	2,800
PNC Financial Services Group Inc.	3.900%	4/29/24	12,450	12,670
PNC Funding Corp.	3.625%	2/8/15	235	239
PNC Funding Corp.	4.250%	9/21/15	650	678
PNC Funding Corp.	5.250%	11/15/15	7,550	8,008
PNC Funding Corp.	2.700%	9/19/16	1,945	2,018
PNC Funding Corp.	5.625%	2/1/17	325	359
PNC Funding Corp.	6.700%	6/10/19	6,475	7,831
PNC Funding Corp.	5.125%	2/8/20	5,700	6,493
PNC Funding Corp.	4.375%	8/11/20	6,975	7,654
PNC Funding Corp.	3.300%	3/8/22	4,000	4,078
Regions Financial Corp.	2.000%	5/15/18	7,000	6,975
Royal Bank of Canada	1.150%	3/13/15	2,475	2,490
Royal Bank of Canada	0.800%	10/30/15	4,050	4,067
Royal Bank of Canada	2.625%	12/15/15	9,125	9,417
Royal Bank of Canada	2.875%	4/19/16	2,425	2,524
Royal Bank of Canada	2.300%	7/20/16	19,255	19,892
Royal Bank of Canada	1.200%	1/23/17	12,900	12,978
Royal Bank of Canada	1.250%	6/16/17	5,700	5,712
Royal Bank of Canada	2.200%	7/27/18	12,375	12,642
Royal Bank of Scotland Group plc	2.550%	9/18/15	6,950	7,080
Royal Bank of Scotland Group plc	1.875%	3/31/17	3,400	3,433
Royal Bank of Scotland Group plc	6.400%	10/21/19	10,630	12,515
Royal Bank of Scotland NV	4.650%	6/4/18	1,700	1,791
6 Royal Bank of Scotland plc	4.875%	8/25/14	1,075	1,082
Royal Bank of Scotland plc	3.950%	9/21/15	545	565
Royal Bank of Scotland plc	4.375%	3/16/16	12,030	12,722
Royal Bank of Scotland plc	5.625%	8/24/20	7,355	8,418
Royal Bank of Scotland plc	6.125%	1/11/21	2,630	3,089
Santander Bank NA	8.750%	5/30/18	675	819
Santander Holdings USA Inc.	3.000%	9/24/15	300	307
Santander Holdings USA Inc.	4.625%	4/19/16	4,025	4,278
Santander Holdings USA Inc.	3.450%	8/27/18	5,325	5,585
Societe Generale SA	2.625%	10/1/18	17,500	17,815
State Street Bank & Trust Co.	5.300%	1/15/16	2,725	2,915
State Street Bank & Trust Co.	5.250%	10/15/18	2,879	3,260
State Street Corp.	2.875%	3/7/16	6,235	6,472
State Street Corp.	5.375%	4/30/17	185	206
State Street Corp.	4.956%	3/15/18	868	952
State Street Corp.	4.375%	3/7/21	1,385	1,534
State Street Corp.	3.100%	5/15/23	11,175	10,926
State Street Corp.	3.700%	11/20/23	7,200	7,458
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	3,700	3,723

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	200	200
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	400	403
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	1,175	1,177
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	6,925	7,026
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	2,750	2,729
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	7,025	7,164
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,525	4,607
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	2,675	2,671
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	541
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	2,350	2,455
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	6,125	6,385
SunTrust Bank	5.000%	9/1/15	916	958
SunTrust Bank	7.250%	3/15/18	1,200	1,422
SunTrust Bank	2.750%	5/1/23	2,150	2,064
SunTrust Banks Inc.	3.600%	4/15/16	4,160	4,351
SunTrust Banks Inc.	3.500%	1/20/17	4,070	4,303
SunTrust Banks Inc.	6.000%	9/11/17	2,550	2,901
SunTrust Banks Inc.	2.350%	11/1/18	7,075	7,166
SunTrust Banks Inc.	2.500%	5/1/19	2,700	2,733
Svenska Handelsbanken AB	2.875%	4/4/17	10,975	11,481
Svenska Handelsbanken AB	1.625%	3/21/18	10,975	10,950
Svenska Handelsbanken AB	2.500%	1/25/19	6,750	6,888
Svenska Handelsbanken AB	2.250%	6/17/19	7,300	7,338
Toronto-Dominion Bank	2.500%	7/14/16	2,495	2,584
Toronto-Dominion Bank	2.375%	10/19/16	9,078	9,398
Toronto-Dominion Bank	1.125%	5/2/17	7,000	7,005
Toronto-Dominion Bank	1.400%	4/30/18	5,125	5,082
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,337
Toronto-Dominion Bank	2.125%	7/2/19	4,600	4,593
UBS AG	7.000%	10/15/15	1,000	1,074
UBS AG	5.875%	7/15/16	3,670	4,019
UBS AG	7.375%	6/15/17	3,350	3,826
UBS AG	5.875%	12/20/17	9,485	10,856
UBS AG	5.750%	4/25/18	9,140	10,501
UBS AG	4.875%	8/4/20	15,550	17,475
UBS AG	7.750%	9/1/26	1,325	1,749
Union Bank NA	5.950%	5/11/16	1,375	1,502
Union Bank NA	1.500%	9/26/16	2,275	2,306
Union Bank NA	2.125%	6/16/17	1,800	1,838
Union Bank NA	2.625%	9/26/18	13,800	14,189
Union Bank NA	2.250%	5/6/19	2,375	2,385
UnionBanCal Corp.	3.500%	6/18/22	5,400	5,581
US Bancorp	2.450%	7/27/15	480	491
US Bancorp	3.442%	2/1/16	4,395	4,577
US Bancorp	2.200%	11/15/16	9,450	9,739
US Bancorp	1.650%	5/15/17	6,650	6,742
US Bancorp	1.950%	11/15/18	4,475	4,498
US Bancorp	4.125%	5/24/21	4,615	5,013
US Bancorp	3.000%	3/15/22	4,225	4,268
US Bancorp	2.950%	7/15/22	13,275	13,020
US Bancorp	3.700%	1/30/24	11,450	11,858
US Bank NA	1.100%	1/30/17	3,850	3,860
Vesey Street Investment Trust I	4.404%	9/1/16	625	667
Wachovia Bank NA	5.000%	8/15/15	577	605
Wachovia Bank NA	6.000%	11/15/17	2,975	3,409
Wachovia Bank NA	5.850%	2/1/37	12,025	14,778

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wachovia Bank NA	6.600%	1/15/38	8,195	11,055
Wachovia Corp.	5.625%	10/15/16	11,800	12,997
Wachovia Corp.	5.750%	6/15/17	11,950	13,506
Wachovia Corp.	5.750%	2/1/18	12,165	13,855
Wachovia Corp.	6.605%	10/1/25	100	123
Wachovia Corp.	5.500%	8/1/35	1,775	1,991
Wachovia Corp.	6.550%	10/15/35	250	306
Wells Fargo & Co.	1.500%	7/1/15	3,350	3,387
Wells Fargo & Co.	3.676%	6/15/16	13,820	14,585
Wells Fargo & Co.	1.250%	7/20/16	3,900	3,932
Wells Fargo & Co.	5.125%	9/15/16	1,060	1,156
Wells Fargo & Co.	2.625%	12/15/16	5,400	5,601
Wells Fargo & Co.	2.100%	5/8/17	3,625	3,714
Wells Fargo & Co.	1.150%	6/2/17	8,675	8,655
Wells Fargo & Co.	5.625%	12/11/17	20,451	23,239
Wells Fargo & Co.	1.500%	1/16/18	8,800	8,776
Wells Fargo & Co.	2.150%	1/15/19	9,250	9,323
Wells Fargo & Co.	2.125%	4/22/19	20,950	21,013
Wells Fargo & Co.	4.600%	4/1/21	19,640	21,896
Wells Fargo & Co.	3.500%	3/8/22	14,200	14,670
Wells Fargo & Co.	3.450%	2/13/23	7,575	7,534
Wells Fargo & Co.	4.125%	8/15/23	18,350	19,102
Wells Fargo & Co.	4.480%	1/16/24	10,000	10,611
Wells Fargo & Co.	4.100%	6/3/26	5,125	5,176
Wells Fargo & Co.	5.375%	2/7/35	4,475	5,181
Wells Fargo & Co.	5.375%	11/2/43	12,379	13,573
Wells Fargo & Co.	5.606%	1/15/44	7,500	8,486
Wells Fargo Bank NA	5.750%	5/16/16	3,600	3,921
Wells Fargo Bank NA	5.950%	8/26/36	2,700	3,367
3 Wells Fargo Capital X	5.950%	12/1/86	3,600	3,681
Westpac Banking Corp.	3.000%	8/4/15	4,125	4,237
Westpac Banking Corp.	1.125%	9/25/15	12,275	12,367
Westpac Banking Corp.	3.000%	12/9/15	1,735	1,796
Westpac Banking Corp.	0.950%	1/12/16	2,550	2,556
Westpac Banking Corp.	1.200%	5/19/17	6,300	6,304
Westpac Banking Corp.	2.000%	8/14/17	4,750	4,823
Westpac Banking Corp.	1.600%	1/12/18	4,250	4,260
Westpac Banking Corp.	2.250%	7/30/18	8,400	8,542
Westpac Banking Corp.	2.250%	1/17/19	15,200	15,359
Westpac Banking Corp.	4.875%	11/19/19	10,420	11,698
Zions Bancorporation	4.500%	6/13/23	2,700	2,773

Brokerage (0.2%)
Affiliated Managers Group Inc.	4.250%	2/15/24	7,000	7,221
Ameriprise Financial Inc.	5.650%	11/15/15	2,500	2,668
Ameriprise Financial Inc.	5.300%	3/15/20	2,575	2,947
Ameriprise Financial Inc.	4.000%	10/15/23	2,400	2,525
3 Ameriprise Financial Inc.	7.518%	6/1/66	4,475	4,945
BlackRock Inc.	6.250%	9/15/17	1,150	1,323
BlackRock Inc.	5.000%	12/10/19	3,840	4,378
BlackRock Inc.	4.250%	5/24/21	7,525	8,262
BlackRock Inc.	3.375%	6/1/22	7,250	7,480
BlackRock Inc.	3.500%	3/18/24	5,000	5,056
Charles Schwab Corp.	0.850%	12/4/15	600	602
Charles Schwab Corp.	4.450%	7/22/20	1,000	1,113
Charles Schwab Corp.	3.225%	9/1/22	5,814	5,898

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Eaton Vance Corp.	3.625%	6/15/23	1,925	1,956
6 FMR LLC	7.490%	6/15/19	200	244
Franklin Resources Inc.	1.375%	9/15/17	1,400	1,402
Franklin Resources Inc.	4.625%	5/20/20	700	787
Franklin Resources Inc.	2.800%	9/15/22	4,875	4,769
Invesco Finance plc	3.125%	11/30/22	6,575	6,518
Invesco Finance plc	4.000%	1/30/24	8,050	8,406
Invesco Finance plc	5.375%	11/30/43	6,450	7,206
Jefferies Group LLC	3.875%	11/9/15	1,475	1,526
Jefferies Group LLC	5.125%	4/13/18	3,975	4,363
Jefferies Group LLC	8.500%	7/15/19	3,000	3,751
Jefferies Group LLC	6.875%	4/15/21	7,020	8,107
Jefferies Group LLC	5.125%	1/20/23	2,425	2,600
Jefferies Group LLC	6.450%	6/8/27	1,175	1,325
Jefferies Group LLC	6.250%	1/15/36	1,855	1,971
Jefferies Group LLC	6.500%	1/20/43	1,675	1,850
Lazard Group LLC	6.850%	6/15/17	2,675	3,059
Lazard Group LLC	4.250%	11/14/20	1,675	1,749
Legg Mason Inc.	5.500%	5/21/19	1,825	2,090
Legg Mason Inc.	2.700%	7/15/19	800	806
Legg Mason Inc.	3.950%	7/15/24	1,475	1,488
Legg Mason Inc.	5.625%	1/15/44	4,875	5,270
Leucadia National Corp.	5.500%	10/18/23	8,225	8,669
Leucadia National Corp.	6.625%	10/23/43	625	668
Nomura Holdings Inc.	4.125%	1/19/16	275	288
Nomura Holdings Inc.	2.000%	9/13/16	8,500	8,624
Nomura Holdings Inc.	2.750%	3/19/19	17,800	18,061
Nomura Holdings Inc.	6.700%	3/4/20	4,025	4,838
Raymond James Financial Inc.	4.250%	4/15/16	1,000	1,057
Raymond James Financial Inc.	8.600%	8/15/19	5,000	6,355
TD Ameritrade Holding Corp.	5.600%	12/1/19	925	1,074

Finance Companies (0.7%)
Air Lease Corp.	5.625%	4/1/17	9,000	9,866
Air Lease Corp.	3.375%	1/15/19	5,000	5,144
Air Lease Corp.	4.750%	3/1/20	4,000	4,320
Air Lease Corp.	3.875%	4/1/21	11,500	11,716
Ares Capital Corp.	4.875%	11/30/18	5,150	5,476
Block Financial LLC	5.500%	11/1/22	1,500	1,637
Fifth Street Finance Corp.	4.875%	3/1/19	6,000	6,252
GATX Corp.	2.375%	7/30/18	3,000	3,030
GATX Corp.	4.750%	6/15/22	2,050	2,205
GATX Corp.	5.200%	3/15/44	400	426
3 GE Capital Trust I	6.375%	11/15/67	1,069	1,189
General Electric Capital Corp.	1.625%	7/2/15	16,825	17,035
General Electric Capital Corp.	4.375%	9/21/15	5,300	5,544
General Electric Capital Corp.	2.250%	11/9/15	14,920	15,259
General Electric Capital Corp.	1.000%	12/11/15	1,125	1,133
General Electric Capital Corp.	1.000%	1/8/16	5,250	5,287
General Electric Capital Corp.	2.950%	5/9/16	4,225	4,405
General Electric Capital Corp.	1.500%	7/12/16	6,575	6,669
General Electric Capital Corp.	3.350%	10/17/16	9,325	9,826
General Electric Capital Corp.	5.400%	2/15/17	5,850	6,494
General Electric Capital Corp.	2.300%	4/27/17	12,700	13,114
General Electric Capital Corp.	1.250%	5/15/17	8,500	8,522
General Electric Capital Corp.	5.625%	9/15/17	9,065	10,259

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Electric Capital Corp.	1.600%	11/20/17	2,650	2,666
General Electric Capital Corp.	1.625%	4/2/18	7,125	7,137
General Electric Capital Corp.	5.625%	5/1/18	36,285	41,528
General Electric Capital Corp.	6.000%	8/7/19	5,675	6,721
General Electric Capital Corp.	2.100%	12/11/19	900	900
General Electric Capital Corp.	5.500%	1/8/20	17,000	19,689
General Electric Capital Corp.	5.550%	5/4/20	18,710	21,737
General Electric Capital Corp.	4.375%	9/16/20	5,000	5,518
General Electric Capital Corp.	4.625%	1/7/21	2,425	2,695
General Electric Capital Corp.	5.300%	2/11/21	13,330	15,160
General Electric Capital Corp.	4.650%	10/17/21	29,279	32,514
General Electric Capital Corp.	3.150%	9/7/22	9,000	9,036
General Electric Capital Corp.	3.100%	1/9/23	11,515	11,419
General Electric Capital Corp.	3.450%	5/15/24	3,800	3,802
General Electric Capital Corp.	6.750%	3/15/32	23,585	31,073
General Electric Capital Corp.	6.150%	8/7/37	16,072	19,853
General Electric Capital Corp.	5.875%	1/14/38	32,640	39,429
General Electric Capital Corp.	6.875%	1/10/39	32,210	43,436
3 General Electric Capital Corp.	6.375%	11/15/67	11,566	12,867
3 HSBC Finance Capital Trust IX	5.911%	11/30/35	1,950	2,030
HSBC Finance Corp.	5.250%	4/15/15	4,485	4,650
HSBC Finance Corp.	5.000%	6/30/15	11,445	11,943
HSBC Finance Corp.	5.500%	1/19/16	1,545	1,654
HSBC Finance Corp.	6.676%	1/15/21	15,159	18,122
6 International Lease Finance Corp.	6.750%	9/1/16	17,000	18,700
6 International Lease Finance Corp.	7.125%	9/1/18	12,965	15,007
Prospect Capital Corp.	5.000%	7/15/19	3,500	3,599
Prospect Capital Corp.	5.875%	3/15/23	750	778

Insurance (1.3%)
ACE Capital Trust II	9.700%	4/1/30	1,000	1,480
ACE INA Holdings Inc.	5.600%	5/15/15	1,725	1,801
ACE INA Holdings Inc.	2.600%	11/23/15	3,735	3,835
ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,562
ACE INA Holdings Inc.	5.800%	3/15/18	675	773
ACE INA Holdings Inc.	5.900%	6/15/19	785	920
ACE INA Holdings Inc.	2.700%	3/13/23	2,100	2,034
ACE INA Holdings Inc.	3.350%	5/15/24	7,650	7,699
ACE INA Holdings Inc.	6.700%	5/15/36	400	537
ACE INA Holdings Inc.	4.150%	3/13/43	475	466
AEGON Funding Co. LLC	5.750%	12/15/20	5,641	6,588
Aetna Inc.	1.500%	11/15/17	1,000	1,003
Aetna Inc.	6.500%	9/15/18	1,500	1,774
Aetna Inc.	3.950%	9/1/20	5,500	5,966
Aetna Inc.	4.125%	6/1/21	2,230	2,413
Aetna Inc.	2.750%	11/15/22	14,260	13,778
Aetna Inc.	6.625%	6/15/36	3,100	4,002
Aetna Inc.	6.750%	12/15/37	1,425	1,881
Aetna Inc.	4.125%	11/15/42	1,675	1,611
Aetna Inc.	4.750%	3/15/44	5,000	5,245
Aflac Inc.	2.650%	2/15/17	2,565	2,665
Aflac Inc.	8.500%	5/15/19	4,984	6,421
Aflac Inc.	3.625%	6/15/23	2,300	2,346
Aflac Inc.	6.900%	12/17/39	1,900	2,530
Aflac Inc.	6.450%	8/15/40	1,050	1,330
AIG Life Holdings Inc.	8.500%	7/1/30	3,825	5,139

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Alleghany Corp.	5.625%	9/15/20	1,000	1,129
Alleghany Corp.	4.950%	6/27/22	3,200	3,497
Allied World Assurance Co. Ltd.	7.500%	8/1/16	6,875	7,729
Allstate Corp.	3.150%	6/15/23	2,200	2,206
Allstate Corp.	5.350%	6/1/33	225	258
Allstate Corp.	5.550%	5/9/35	745	881
Allstate Corp.	5.950%	4/1/36	525	657
Allstate Corp.	4.500%	6/15/43	1,575	1,627
3 Allstate Corp.	5.750%	8/15/53	2,000	2,147
3 Allstate Corp.	6.125%	5/15/67	7,734	8,266
3 Allstate Corp.	6.500%	5/15/67	3,850	4,192
Alterra Finance LLC	6.250%	9/30/20	815	944
American Financial Group Inc.	9.875%	6/15/19	2,060	2,684
American International Group Inc.	2.375%	8/24/15	525	534
American International Group Inc.	5.050%	10/1/15	4,775	5,034
American International Group Inc.	4.875%	9/15/16	8,200	8,865
American International Group Inc.	5.600%	10/18/16	4,825	5,308
American International Group Inc.	3.800%	3/22/17	7,775	8,310
American International Group Inc.	5.450%	5/18/17	2,815	3,140
American International Group Inc.	5.850%	1/16/18	10,525	12,018
American International Group Inc.	8.250%	8/15/18	12,880	16,000
American International Group Inc.	3.375%	8/15/20	1,625	1,688
American International Group Inc.	6.400%	12/15/20	11,675	14,095
American International Group Inc.	4.875%	6/1/22	10,300	11,479
American International Group Inc.	4.125%	2/15/24	5,475	5,760
American International Group Inc.	6.250%	5/1/36	15,420	19,417
American International Group Inc.	6.820%	11/15/37	1,107	1,478
3 American International Group Inc.	8.175%	5/15/68	10,315	14,232
3 American International Group Inc.	6.250%	3/15/87	5,348	5,983
Aon Corp.	3.500%	9/30/15	2,025	2,095
Aon Corp.	5.000%	9/30/20	6,370	7,145
Aon Corp.	8.205%	1/1/27	475	605
Aon Corp.	6.250%	9/30/40	2,125	2,652
Aon plc	4.000%	11/27/23	2,675	2,805
Aon plc	3.500%	6/14/24	6,550	6,499
Aon plc	4.450%	5/24/43	1,350	1,314
Arch Capital Group Ltd.	7.350%	5/1/34	1,175	1,604
Arch Capital Group US Inc.	5.144%	11/1/43	6,050	6,535
Aspen Insurance Holdings Ltd.	6.000%	12/15/20	4,250	4,917
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	8,900	9,240
Assurant Inc.	4.000%	3/15/23	1,000	1,004
Assurant Inc.	6.750%	2/15/34	3,825	4,527
AXA SA	8.600%	12/15/30	7,170	9,635
Axis Specialty Finance LLC	5.875%	6/1/20	5,300	6,086
AXIS Specialty Finance plc	2.650%	4/1/19	1,075	1,085
AXIS Specialty Finance plc	5.150%	4/1/45	1,200	1,239
Berkshire Hathaway Finance Corp.	2.450%	12/15/15	2,050	2,109
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	3,400	3,453
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	13,645	15,604
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	9,750	9,925
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	550	566
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	6,020	6,631
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,325	3,347
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	145	174
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	2,100	2,120
Berkshire Hathaway Inc.	0.800%	2/11/16	2,025	2,036

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Berkshire Hathaway Inc.	2.200%	8/15/16	20,370	21,019
Berkshire Hathaway Inc.	1.900%	1/31/17	5,000	5,119
Berkshire Hathaway Inc.	1.550%	2/9/18	225	226
Berkshire Hathaway Inc.	3.000%	2/11/23	1,575	1,573
Berkshire Hathaway Inc.	4.500%	2/11/43	8,675	8,899
Chubb Corp.	5.750%	5/15/18	940	1,080
Chubb Corp.	6.000%	5/11/37	2,375	2,986
3 Chubb Corp.	6.375%	3/29/67	4,690	5,200
Cigna Corp.	2.750%	11/15/16	8,005	8,314
Cigna Corp.	5.125%	6/15/20	875	990
Cigna Corp.	4.375%	12/15/20	200	218
Cigna Corp.	4.500%	3/15/21	1,090	1,192
Cigna Corp.	4.000%	2/15/22	1,385	1,472
Cigna Corp.	7.875%	5/15/27	425	555
Cigna Corp.	6.150%	11/15/36	9,259	11,442
Cigna Corp.	5.875%	3/15/41	1,865	2,267
Cigna Corp.	5.375%	2/15/42	3,575	4,060
Cincinnati Financial Corp.	6.920%	5/15/28	4,325	5,333
CNA Financial Corp.	6.500%	8/15/16	1,750	1,950
CNA Financial Corp.	7.350%	11/15/19	1,840	2,267
CNA Financial Corp.	5.875%	8/15/20	1,805	2,110
CNA Financial Corp.	5.750%	8/15/21	1,515	1,763
CNA Financial Corp.	3.950%	5/15/24	2,975	3,060
Coventry Health Care Inc.	5.950%	3/15/17	1,800	2,020
Coventry Health Care Inc.	5.450%	6/15/21	1,985	2,304
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,279	1,538
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	3,000	3,003
First American Financial Corp.	4.300%	2/1/23	1,025	1,020
Genworth Holdings Inc.	8.625%	12/15/16	4,125	4,824
Genworth Holdings Inc.	6.515%	5/22/18	350	405
Genworth Holdings Inc.	7.700%	6/15/20	535	663
Genworth Holdings Inc.	7.625%	9/24/21	11,982	15,005
Genworth Holdings Inc.	4.800%	2/15/24	8,125	8,664
Genworth Holdings Inc.	6.500%	6/15/34	1,125	1,360
Hartford Financial Services Group Inc.	5.500%	10/15/16	975	1,071
Hartford Financial Services Group Inc.	5.375%	3/15/17	900	995
Hartford Financial Services Group Inc.	4.000%	10/15/17	5,225	5,638
Hartford Financial Services Group Inc.	6.300%	3/15/18	2,134	2,468
Hartford Financial Services Group Inc.	6.000%	1/15/19	925	1,072
Hartford Financial Services Group Inc.	5.500%	3/30/20	5,000	5,726
Hartford Financial Services Group Inc.	5.125%	4/15/22	825	938
Hartford Financial Services Group Inc.	5.950%	10/15/36	125	150
Hartford Financial Services Group Inc.	6.100%	10/1/41	1,650	2,050
Hartford Financial Services Group Inc.	6.625%	4/15/42	1,793	2,362
HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,872
Humana Inc.	7.200%	6/15/18	2,375	2,826
Humana Inc.	6.300%	8/1/18	150	174
Humana Inc.	3.150%	12/1/22	3,825	3,757
Humana Inc.	8.150%	6/15/38	2,025	2,935
Humana Inc.	4.625%	12/1/42	2,175	2,153
Infinity Property & Casualty Corp.	5.000%	9/19/22	950	994
Lincoln National Corp.	8.750%	7/1/19	900	1,163
Lincoln National Corp.	6.250%	2/15/20	4,745	5,642
Lincoln National Corp.	4.850%	6/24/21	1,132	1,258
Lincoln National Corp.	4.200%	3/15/22	100	107
Lincoln National Corp.	4.000%	9/1/23	325	338

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lincoln National Corp.	6.150%	4/7/36	3,450	4,212
Lincoln National Corp.	7.000%	6/15/40	1,385	1,896
3 Lincoln National Corp.	7.000%	5/17/66	9,635	10,032
3 Lincoln National Corp.	6.050%	4/20/67	2,108	2,132
Loews Corp.	2.625%	5/15/23	3,800	3,598
Loews Corp.	6.000%	2/1/35	200	239
Loews Corp.	4.125%	5/15/43	9,175	8,578
Manulife Financial Corp.	3.400%	9/17/15	4,025	4,163
Manulife Financial Corp.	4.900%	9/17/20	4,875	5,376
Markel Corp.	7.125%	9/30/19	825	993
Markel Corp.	4.900%	7/1/22	4,865	5,321
Markel Corp.	3.625%	3/30/23	2,175	2,169
Markel Corp.	5.000%	3/30/43	575	597
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	5,962	7,794
Marsh & McLennan Cos. Inc.	4.800%	7/15/21	2,265	2,511
Marsh & McLennan Cos. Inc.	3.500%	6/3/24	3,100	3,102
Marsh & McLennan Cos. Inc.	5.875%	8/1/33	3,975	4,652
6 Massachusetts Mutual Life Insurance Co.	8.875%	6/1/39	575	914
MetLife Inc.	6.750%	6/1/16	895	995
MetLife Inc.	1.756%	12/15/17	7,625	7,701
MetLife Inc.	6.817%	8/15/18	895	1,070
MetLife Inc.	7.717%	2/15/19	1,570	1,952
MetLife Inc.	4.750%	2/8/21	8,895	9,937
MetLife Inc.	3.048%	12/15/22	2,425	2,408
MetLife Inc.	3.600%	4/10/24	16,300	16,537
MetLife Inc.	6.500%	12/15/32	250	324
MetLife Inc.	6.375%	6/15/34	1,770	2,286
MetLife Inc.	5.700%	6/15/35	3,400	4,095
MetLife Inc.	5.875%	2/6/41	6,870	8,460
MetLife Inc.	4.125%	8/13/42	7,350	7,105
MetLife Inc.	4.875%	11/13/43	6,300	6,800
3 MetLife Inc.	6.400%	12/15/66	5,235	5,883
Montpelier Re Holdings Ltd.	4.700%	10/15/22	275	284
Munich Re America Corp.	7.450%	12/15/26	1,200	1,572
3 Nationwide Financial Services Inc.	6.750%	5/15/67	400	414
OneBeacon US Holdings Inc.	4.600%	11/9/22	1,000	1,032
PartnerRe Finance B LLC	5.500%	6/1/20	8,508	9,663
Primerica Inc.	4.750%	7/15/22	475	517
Principal Financial Group Inc.	8.875%	5/15/19	10,090	13,042
Principal Financial Group Inc.	6.050%	10/15/36	1,825	2,208
ProAssurance Corp.	5.300%	11/15/23	875	947
Progressive Corp.	3.750%	8/23/21	5,855	6,242
Progressive Corp.	6.625%	3/1/29	725	958
Progressive Corp.	4.350%	4/25/44	1,850	1,871
3 Progressive Corp.	6.700%	6/15/67	3,100	3,441
Protective Life Corp.	7.375%	10/15/19	950	1,175
Protective Life Corp.	8.450%	10/15/39	6,144	8,945
Prudential Financial Inc.	4.750%	9/17/15	5,750	6,033
Prudential Financial Inc.	5.500%	3/15/16	1,575	1,698
Prudential Financial Inc.	3.000%	5/12/16	3,150	3,276
Prudential Financial Inc.	6.000%	12/1/17	5,000	5,724
Prudential Financial Inc.	2.300%	8/15/18	3,400	3,459
Prudential Financial Inc.	7.375%	6/15/19	795	984
Prudential Financial Inc.	5.375%	6/21/20	6,545	7,520
Prudential Financial Inc.	4.500%	11/15/20	5,000	5,514
Prudential Financial Inc.	4.500%	11/16/21	1,000	1,100

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	3.500%	5/15/24	2,400	2,397
Prudential Financial Inc.	5.750%	7/15/33	1,280	1,490
Prudential Financial Inc.	5.400%	6/13/35	2,775	3,123
Prudential Financial Inc.	5.900%	3/17/36	2,300	2,739
Prudential Financial Inc.	5.700%	12/14/36	6,370	7,462
Prudential Financial Inc.	6.625%	12/1/37	2,100	2,709
Prudential Financial Inc.	5.625%	5/12/41	1,745	2,043
3 Prudential Financial Inc.	5.875%	9/15/42	4,850	5,268
3 Prudential Financial Inc.	5.625%	6/15/43	11,250	12,080
Prudential Financial Inc.	5.100%	8/15/43	5,525	5,955
3 Prudential Financial Inc.	5.200%	3/15/44	2,875	2,915
Prudential Financial Inc.	4.600%	5/15/44	4,300	4,327
Reinsurance Group of America Inc.	5.625%	3/15/17	1,500	1,641
Reinsurance Group of America Inc.	6.450%	11/15/19	1,000	1,184
3 Reinsurance Group of America Inc.	6.750%	12/15/65	5,675	5,859
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,425	3,077
Torchmark Corp.	6.375%	6/15/16	1,225	1,348
Torchmark Corp.	9.250%	6/15/19	895	1,149
Transatlantic Holdings Inc.	8.000%	11/30/39	6,325	8,704
Travelers Cos. Inc.	5.500%	12/1/15	3,815	4,079
Travelers Cos. Inc.	6.250%	6/20/16	1,100	1,218
Travelers Cos. Inc.	5.750%	12/15/17	4,475	5,106
Travelers Cos. Inc.	5.800%	5/15/18	1,215	1,397
Travelers Cos. Inc.	5.900%	6/2/19	475	559
Travelers Cos. Inc.	3.900%	11/1/20	2,170	2,346
Travelers Cos. Inc.	6.750%	6/20/36	1,525	2,068
Travelers Cos. Inc.	6.250%	6/15/37	5,035	6,510
Travelers Cos. Inc.	5.350%	11/1/40	4,245	4,972
Travelers Cos. Inc.	4.600%	8/1/43	2,025	2,139
Trinity Acquisition plc	4.625%	8/15/23	750	776
Trinity Acquisition plc	6.125%	8/15/43	2,325	2,567
UnitedHealth Group Inc.	0.850%	10/15/15	3,275	3,288
UnitedHealth Group Inc.	1.875%	11/15/16	325	333
UnitedHealth Group Inc.	6.000%	6/15/17	3,825	4,347
UnitedHealth Group Inc.	1.400%	10/15/17	2,450	2,453
UnitedHealth Group Inc.	6.000%	2/15/18	8,035	9,270
UnitedHealth Group Inc.	1.625%	3/15/19	7,000	6,896
UnitedHealth Group Inc.	3.875%	10/15/20	5,000	5,356
UnitedHealth Group Inc.	4.700%	2/15/21	1,135	1,268
UnitedHealth Group Inc.	3.375%	11/15/21	145	151
UnitedHealth Group Inc.	2.875%	3/15/22	3,300	3,278
UnitedHealth Group Inc.	2.750%	2/15/23	3,600	3,491
UnitedHealth Group Inc.	2.875%	3/15/23	5,000	4,895
UnitedHealth Group Inc.	5.800%	3/15/36	4,525	5,447
UnitedHealth Group Inc.	6.500%	6/15/37	625	812
UnitedHealth Group Inc.	6.625%	11/15/37	550	724
UnitedHealth Group Inc.	6.875%	2/15/38	7,620	10,288
UnitedHealth Group Inc.	5.950%	2/15/41	250	309
UnitedHealth Group Inc.	4.625%	11/15/41	8,475	8,858
UnitedHealth Group Inc.	4.375%	3/15/42	1,000	1,002
UnitedHealth Group Inc.	3.950%	10/15/42	2,200	2,050
UnitedHealth Group Inc.	4.250%	3/15/43	7,225	7,071
Unum Group	5.625%	9/15/20	825	954
Unum Group	4.000%	3/15/24	1,300	1,339
Unum Group	5.750%	8/15/42	1,925	2,235
Validus Holdings Ltd.	8.875%	1/26/40	2,950	4,248

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Voya Financial Inc.	2.900%	2/15/18	3,905	4,046
Voya Financial Inc.	5.500%	7/15/22	525	599
Voya Financial Inc.	5.700%	7/15/43	925	1,080
WellPoint Inc.	5.000%	12/15/14	4,650	4,747
WellPoint Inc.	1.250%	9/10/15	2,825	2,848
WellPoint Inc.	5.250%	1/15/16	1,860	1,988
WellPoint Inc.	2.375%	2/15/17	1,700	1,747
WellPoint Inc.	5.875%	6/15/17	3,725	4,181
WellPoint Inc.	1.875%	1/15/18	2,975	3,001
WellPoint Inc.	7.000%	2/15/19	630	760
WellPoint Inc.	3.700%	8/15/21	205	214
WellPoint Inc.	3.125%	5/15/22	9,620	9,588
WellPoint Inc.	3.300%	1/15/23	4,200	4,183
WellPoint Inc.	5.950%	12/15/34	5,050	6,029
WellPoint Inc.	5.850%	1/15/36	2,400	2,847
WellPoint Inc.	6.375%	6/15/37	3,620	4,591
WellPoint Inc.	4.625%	5/15/42	2,000	2,023
WellPoint Inc.	4.650%	1/15/43	4,375	4,451
Willis Group Holdings plc	4.125%	3/15/16	3,775	3,946
Willis Group Holdings plc	5.750%	3/15/21	1,885	2,116
Willis North America Inc.	6.200%	3/28/17	1,125	1,236
WR Berkley Corp.	5.375%	9/15/20	375	421
WR Berkley Corp.	4.625%	3/15/22	7,300	7,838
XL Group plc	6.375%	11/15/24	175	211
XL Group plc	6.250%	5/15/27	2,192	2,608
XLIT Ltd.	5.750%	10/1/21	4,030	4,694
XLIT Ltd.	5.250%	12/15/43	2,550	2,793

Other Finance (0.1%)
CME Group Inc.	3.000%	9/15/22	6,400	6,366
CME Group Inc.	5.300%	9/15/43	5,125	5,850
IntercontinentalExchange Group Inc.	2.500%	10/15/18	1,100	1,124
IntercontinentalExchange Group Inc.	4.000%	10/15/23	21,975	23,118
Jones Lang LaSalle Inc.	4.400%	11/15/22	150	152
NASDAQ OMX Group Inc.	5.550%	1/15/20	6,800	7,529
ORIX Corp.	4.710%	4/27/15	1,500	1,546
ORIX Corp.	5.000%	1/12/16	2,340	2,482
ORIX Corp.	3.750%	3/9/17	2,700	2,850
XTRA Finance Corp.	5.150%	4/1/17	4,525	4,983

Real Estate Investment Trusts (0.6%)
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,575	2,722
Alexandria Real Estate Equities Inc.	3.900%	6/15/23	375	375
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	2,200	2,218
6 ARC Properties Operating Partnership
LP/Clark Acquisition LLC	2.000%	2/6/17	6,125	6,153
6 ARC Properties Operating Partnership
LP/Clark Acquisition LLC	3.000%	2/6/19	10,775	10,835
6 ARC Properties Operating Partnership
LP/Clark Acquisition LLC	4.600%	2/6/24	3,800	3,882
Arden Realty LP	5.250%	3/1/15	250	255
AvalonBay Communities Inc.	5.750%	9/15/16	275	304
AvalonBay Communities Inc.	3.625%	10/1/20	6,000	6,268
AvalonBay Communities Inc.	2.950%	9/15/22	325	318
AvalonBay Communities Inc.	2.850%	3/15/23	2,320	2,226

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AvalonBay Communities Inc.	4.200%	12/15/23	1,655	1,751
BioMed Realty LP	3.850%	4/15/16	2,500	2,615
BioMed Realty LP	2.625%	5/1/19	1,200	1,207
BioMed Realty LP	4.250%	7/15/22	3,050	3,152
Boston Properties LP	3.700%	11/15/18	2,035	2,169
Boston Properties LP	5.625%	11/15/20	4,925	5,670
Boston Properties LP	4.125%	5/15/21	1,410	1,507
Boston Properties LP	3.850%	2/1/23	8,700	8,967
Boston Properties LP	3.800%	2/1/24	5,300	5,358
Brandywine Operating Partnership LP	5.700%	5/1/17	275	304
Brandywine Operating Partnership LP	4.950%	4/15/18	4,225	4,593
Brandywine Operating Partnership LP	3.950%	2/15/23	1,300	1,310
Camden Property Trust	2.950%	12/15/22	3,950	3,814
CBL & Associates LP	5.250%	12/1/23	2,950	3,138
CommonWealth REIT	6.250%	6/15/17	1,725	1,861
CommonWealth REIT	6.650%	1/15/18	975	1,083
CommonWealth REIT	5.875%	9/15/20	1,300	1,413
Corporate Office Properties LP	3.700%	6/15/21	6,375	6,335
Corporate Office Properties LP	3.600%	5/15/23	1,300	1,244
CubeSmart LP	4.375%	12/15/23	2,850	2,953
DCT Industrial Operating Partnership LP	4.500%	10/15/23	425	436
DDR Corp.	7.875%	9/1/20	3,300	4,180
DDR Corp.	3.500%	1/15/21	1,950	1,986
DDR Corp.	4.625%	7/15/22	4,550	4,865
DDR Corp.	3.375%	5/15/23	3,825	3,711
Digital Realty Trust LP	4.500%	7/15/15	1,450	1,491
Digital Realty Trust LP	5.250%	3/15/21	4,965	5,322
Digital Realty Trust LP	3.625%	10/1/22	175	168
Duke Realty LP	5.950%	2/15/17	5,225	5,809
Duke Realty LP	6.750%	3/15/20	275	329
Duke Realty LP	3.875%	2/15/21	10,000	10,409
Duke Realty LP	3.625%	4/15/23	4,915	4,868
EPR Properties	5.750%	8/15/22	575	625
EPR Properties	5.250%	7/15/23	3,375	3,522
Equity One Inc.	3.750%	11/15/22	2,000	1,990
ERP Operating LP	5.250%	9/15/14	1,350	1,363
ERP Operating LP	5.125%	3/15/16	3,050	3,267
ERP Operating LP	5.375%	8/1/16	975	1,064
ERP Operating LP	5.750%	6/15/17	550	621
ERP Operating LP	4.750%	7/15/20	385	428
ERP Operating LP	4.625%	12/15/21	4,400	4,842
ERP Operating LP	3.000%	4/15/23	4,875	4,756
ERP Operating LP	4.500%	7/1/44	4,850	4,857
6 Essex Portfolio LP	5.500%	3/15/17	975	1,075
6 Essex Portfolio LP	3.375%	1/15/23	1,125	1,105
Essex Portfolio LP	3.250%	5/1/23	1,425	1,390
Excel Trust LP	4.625%	5/15/24	2,075	2,106
Federal Realty Investment Trust	3.000%	8/1/22	1,600	1,583
Federal Realty Investment Trust	2.750%	6/1/23	950	907
HCP Inc.	3.750%	2/1/16	7,630	7,976
HCP Inc.	6.300%	9/15/16	950	1,058
HCP Inc.	6.000%	1/30/17	5,000	5,596
HCP Inc.	2.625%	2/1/20	5,000	5,002
HCP Inc.	5.375%	2/1/21	3,690	4,197
HCP Inc.	3.150%	8/1/22	3,375	3,329
HCP Inc.	4.250%	11/15/23	8,750	9,083

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HCP Inc.	4.200%	3/1/24	9,300	9,580
HCP Inc.	6.750%	2/1/41	925	1,221
Health Care REIT Inc.	3.625%	3/15/16	175	183
Health Care REIT Inc.	6.200%	6/1/16	3,250	3,566
Health Care REIT Inc.	4.700%	9/15/17	1,850	2,026
Health Care REIT Inc.	2.250%	3/15/18	8,900	9,037
Health Care REIT Inc.	4.125%	4/1/19	2,995	3,210
Health Care REIT Inc.	6.125%	4/15/20	3,850	4,476
Health Care REIT Inc.	4.950%	1/15/21	5,340	5,896
Health Care REIT Inc.	5.250%	1/15/22	175	196
Health Care REIT Inc.	6.500%	3/15/41	175	221
Health Care REIT Inc.	5.125%	3/15/43	4,450	4,745
Healthcare Realty Trust Inc.	6.500%	1/17/17	1,600	1,798
Healthcare Realty Trust Inc.	5.750%	1/15/21	4,666	5,273
Healthcare Realty Trust Inc.	3.750%	4/15/23	1,500	1,470
Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,200	2,199
Healthcare Trust of America Holdings LP	3.700%	4/15/23	875	851
Highwoods Realty LP	3.200%	6/15/21	4,000	3,955
Hospitality Properties Trust	5.625%	3/15/17	3,150	3,465
Hospitality Properties Trust	6.700%	1/15/18	6,600	7,444
Hospitality Properties Trust	4.650%	3/15/24	3,725	3,826
Kilroy Realty LP	5.000%	11/3/15	3,100	3,272
Kilroy Realty LP	4.800%	7/15/18	7,125	7,742
Kilroy Realty LP	3.800%	1/15/23	4,300	4,330
Kimco Realty Corp.	5.783%	3/15/16	3,125	3,378
Kimco Realty Corp.	5.700%	5/1/17	5,250	5,866
Kimco Realty Corp.	4.300%	2/1/18	840	911
Kimco Realty Corp.	6.875%	10/1/19	1,750	2,106
Kimco Realty Corp.	3.125%	6/1/23	1,775	1,708
Lexington Realty Trust	4.400%	6/15/24	1,875	1,888
Liberty Property LP	5.125%	3/2/15	4,170	4,290
Liberty Property LP	6.625%	10/1/17	1,800	2,066
Liberty Property LP	4.750%	10/1/20	450	488
Liberty Property LP	3.375%	6/15/23	1,775	1,728
Liberty Property LP	4.400%	2/15/24	1,700	1,781
Mack-Cali Realty LP	2.500%	12/15/17	1,700	1,722
Mack-Cali Realty LP	7.750%	8/15/19	2,175	2,589
Mack-Cali Realty LP	4.500%	4/18/22	350	353
Mack-Cali Realty LP	3.150%	5/15/23	5,850	5,308
Mid-America Apartments LP	4.300%	10/15/23	1,000	1,043
Mid-America Apartments LP	3.750%	6/15/24	1,800	1,792
National Retail Properties Inc.	6.875%	10/15/17	6,950	8,067
National Retail Properties Inc.	3.800%	10/15/22	1,600	1,629
National Retail Properties Inc.	3.900%	6/15/24	4,600	4,629
Omega Healthcare Investors Inc.	6.750%	10/15/22	3,258	3,531
Omega Healthcare Investors Inc.	5.875%	3/15/24	3,685	3,869
6 Omega Healthcare Investors Inc.	4.950%	4/1/24	2,550	2,556
Piedmont Operating Partnership LP	3.400%	6/1/23	5,975	5,677
Piedmont Operating Partnership LP	4.450%	3/15/24	1,800	1,838
Post Apartment Homes LP	3.375%	12/1/22	3,025	2,956
ProLogis LP	4.500%	8/15/17	775	840
ProLogis LP	6.625%	5/15/18	443	517
ProLogis LP	2.750%	2/15/19	8,025	8,176
ProLogis LP	6.875%	3/15/20	3,675	4,403
ProLogis LP	4.250%	8/15/23	1,800	1,877
Realty Income Corp.	2.000%	1/31/18	700	703

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Realty Income Corp.	6.750%	8/15/19	5,665	6,740
Realty Income Corp.	5.750%	1/15/21	3,000	3,432
Realty Income Corp.	3.250%	10/15/22	825	808
Realty Income Corp.	4.650%	8/1/23	2,475	2,656
Regency Centers LP	5.250%	8/1/15	625	655
Regency Centers LP	5.875%	6/15/17	3,400	3,821
Regency Centers LP	4.800%	4/15/21	2,000	2,197
Regency Centers LP	3.750%	6/15/24	4,700	4,710
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,250	1,338
Senior Housing Properties Trust	4.300%	1/15/16	700	726
Senior Housing Properties Trust	3.250%	5/1/19	4,000	4,052
Senior Housing Properties Trust	4.750%	5/1/24	1,500	1,529
Simon Property Group LP	5.750%	12/1/15	5,975	6,340
Simon Property Group LP	6.100%	5/1/16	150	163
Simon Property Group LP	5.250%	12/1/16	5,965	6,521
Simon Property Group LP	2.800%	1/30/17	3,525	3,679
Simon Property Group LP	5.875%	3/1/17	4,675	5,224
Simon Property Group LP	2.150%	9/15/17	6,250	6,422
Simon Property Group LP	6.125%	5/30/18	1,875	2,182
Simon Property Group LP	2.200%	2/1/19	9,550	9,663
Simon Property Group LP	5.650%	2/1/20	3,875	4,523
Simon Property Group LP	4.375%	3/1/21	1,895	2,084
Simon Property Group LP	3.375%	3/15/22	1,675	1,722
Simon Property Group LP	2.750%	2/1/23	3,650	3,521
Simon Property Group LP	3.750%	2/1/24	5,000	5,137
Simon Property Group LP	6.750%	2/1/40	4,175	5,679
Simon Property Group LP	4.750%	3/15/42	1,300	1,381
Tanger Properties LP	6.150%	11/15/15	2,975	3,190
Tanger Properties LP	3.875%	12/1/23	725	739
UDR Inc.	4.250%	6/1/18	575	617
UDR Inc.	3.700%	10/1/20	1,250	1,313
UDR Inc.	4.625%	1/10/22	3,800	4,124
Ventas Realty LP	1.250%	4/17/17	2,700	2,697
Ventas Realty LP	3.750%	5/1/24	1,400	1,400
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	7,905	8,166
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	1,125	1,136
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	4,225	4,542
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	2,425	2,411
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	975	1,070
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	1,300	1,375
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	5,375	5,313
Vornado Realty LP	2.500%	6/30/19	2,400	2,404
Vornado Realty LP	5.000%	1/15/22	5,500	6,022
Washington REIT	4.950%	10/1/20	800	866
Washington REIT	3.950%	10/15/22	1,050	1,053
Weingarten Realty Investors	3.375%	10/15/22	675	665
Weingarten Realty Investors	3.500%	4/15/23	2,125	2,080
Weingarten Realty Investors	4.450%	1/15/24	600	626
WP Carey Inc.	4.600%	4/1/24	1,700	1,767
				6,813,169
Industrial (14.1%)
Basic Industry (1.4%)
Agrium Inc.	6.750%	1/15/19	1,500	1,794
Agrium Inc.	3.150%	10/1/22	13,560	13,276
Agrium Inc.	3.500%	6/1/23	7,664	7,645
Agrium Inc.	6.125%	1/15/41	275	326

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Agrium Inc.	4.900%	6/1/43	3,010	3,061
Air Products & Chemicals Inc.	2.000%	8/2/16	1,050	1,077
Air Products & Chemicals Inc.	1.200%	10/15/17	1,075	1,075
Air Products & Chemicals Inc.	3.000%	11/3/21	7,860	7,905
Airgas Inc.	3.250%	10/1/15	1,075	1,107
Airgas Inc.	1.650%	2/15/18	4,000	3,972
Airgas Inc.	2.900%	11/15/22	5,000	4,836
Airgas Inc.	3.650%	7/15/24	4,750	4,780
Albemarle Corp.	4.500%	12/15/20	450	484
Allegheny Technologies Inc.	9.375%	6/1/19	2,975	3,725
Allegheny Technologies Inc.	5.950%	1/15/21	2,000	2,213
Barrick Gold Corp.	6.950%	4/1/19	350	417
Barrick Gold Corp.	3.850%	4/1/22	15,700	15,634
Barrick Gold Corp.	4.100%	5/1/23	11,325	11,272
Barrick Gold Corp.	5.250%	4/1/42	4,100	4,006
Barrick North America Finance LLC	6.800%	9/15/18	2,700	3,170
Barrick North America Finance LLC	4.400%	5/30/21	13,135	13,729
Barrick North America Finance LLC	5.700%	5/30/41	2,975	3,075
Barrick North America Finance LLC	5.750%	5/1/43	6,125	6,336
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,744	2,877
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	3,000	3,201
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	2,800	2,864
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	8,050	8,170
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,425	1,587
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	8,767	8,871
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	4,390	5,287
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	5,150	5,299
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	14,675	14,607
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	13,725	14,430
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	4,100	4,010
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	18,075	19,912
Braskem Finance Ltd.	6.450%	2/3/24	1,500	1,599
Cabot Corp.	2.550%	1/15/18	200	205
Cabot Corp.	3.700%	7/15/22	400	403
Carpenter Technology Corp.	5.200%	7/15/21	5,575	6,009
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	1,000	1,031
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	800	944
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	2,800	2,960
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,000	2,065
CF Industries Inc.	6.875%	5/1/18	11,650	13,674
CF Industries Inc.	7.125%	5/1/20	4,010	4,932
CF Industries Inc.	3.450%	6/1/23	5,100	5,048
CF Industries Inc.	5.150%	3/15/34	10,000	10,612
CF Industries Inc.	4.950%	6/1/43	2,900	2,904
CF Industries Inc.	5.375%	3/15/44	3,100	3,308
Cliffs Natural Resources Inc.	3.950%	1/15/18	875	887
Cliffs Natural Resources Inc.	5.900%	3/15/20	1,225	1,254
Cliffs Natural Resources Inc.	4.800%	10/1/20	1,550	1,517
Cliffs Natural Resources Inc.	4.875%	4/1/21	5,960	5,876
Cliffs Natural Resources Inc.	6.250%	10/1/40	2,700	2,331
Cytec Industries Inc.	3.500%	4/1/23	225	222
Domtar Corp.	6.250%	9/1/42	475	518
Domtar Corp.	6.750%	2/15/44	3,325	3,957
Dow Chemical Co.	2.500%	2/15/16	2,175	2,235
Dow Chemical Co.	8.550%	5/15/19	11,389	14,643
Dow Chemical Co.	4.250%	11/15/20	9,365	10,147

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dow Chemical Co.	4.125%	11/15/21	5,240	5,611
Dow Chemical Co.	3.000%	11/15/22	3,000	2,947
Dow Chemical Co.	7.375%	11/1/29	2,000	2,690
Dow Chemical Co.	9.400%	5/15/39	5,865	9,585
Dow Chemical Co.	5.250%	11/15/41	5,265	5,707
Dow Chemical Co.	4.375%	11/15/42	11,950	11,433
Eastman Chemical Co.	3.000%	12/15/15	4,600	4,746
Eastman Chemical Co.	2.400%	6/1/17	2,100	2,165
Eastman Chemical Co.	4.500%	1/15/21	6,310	6,793
Eastman Chemical Co.	3.600%	8/15/22	10,305	10,543
Eastman Chemical Co.	4.800%	9/1/42	2,750	2,779
Ecolab Inc.	1.000%	8/9/15	550	553
Ecolab Inc.	3.000%	12/8/16	1,875	1,961
Ecolab Inc.	1.450%	12/8/17	6,375	6,371
Ecolab Inc.	4.350%	12/8/21	10,100	11,056
Ecolab Inc.	5.500%	12/8/41	1,500	1,737
EI du Pont de Nemours & Co.	2.750%	4/1/16	1,600	1,661
EI du Pont de Nemours & Co.	5.250%	12/15/16	1,330	1,473
EI du Pont de Nemours & Co.	6.000%	7/15/18	15,590	18,213
EI du Pont de Nemours & Co.	4.625%	1/15/20	2,615	2,938
EI du Pont de Nemours & Co.	3.625%	1/15/21	15,068	15,950
EI du Pont de Nemours & Co.	4.250%	4/1/21	5,950	6,541
EI du Pont de Nemours & Co.	2.800%	2/15/23	1,750	1,708
EI du Pont de Nemours & Co.	6.500%	1/15/28	525	673
EI du Pont de Nemours & Co.	4.900%	1/15/41	8,100	8,877
EI du Pont de Nemours & Co.	4.150%	2/15/43	1,125	1,095
FMC Corp.	3.950%	2/1/22	1,275	1,325
FMC Corp.	4.100%	2/1/24	6,500	6,781
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	2,000	2,042
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	10,780	10,939
Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	18,125	18,315
Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	16,074	15,911
Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	18,005	17,954
Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	6,180	6,408
Georgia-Pacific LLC	8.000%	1/15/24	7,871	10,597
Georgia-Pacific LLC	7.375%	12/1/25	1,500	1,968
Georgia-Pacific LLC	8.875%	5/15/31	4,250	6,371
Glencore Canada Corp.	5.375%	6/1/15	100	104
Glencore Canada Corp.	6.000%	10/15/15	325	345
Glencore Canada Corp.	5.500%	6/15/17	1,975	2,176
Goldcorp Inc.	2.125%	3/15/18	5,800	5,822
Goldcorp Inc.	3.700%	3/15/23	4,825	4,760
Goldcorp Inc.	5.450%	6/9/44	933	961
International Paper Co.	7.500%	8/15/21	7,265	9,258
International Paper Co.	4.750%	2/15/22	11,875	13,107
International Paper Co.	3.650%	6/15/24	1,000	1,001
International Paper Co.	7.300%	11/15/39	4,170	5,621
International Paper Co.	6.000%	11/15/41	6,100	7,176
International Paper Co.	4.800%	6/15/44	3,400	3,399
6 Kinross Gold Corp.	5.950%	3/15/24	6,750	7,027
Kinross Gold Corp.	6.875%	9/1/41	1,275	1,307
Lubrizol Corp.	5.500%	10/1/14	600	608
Lubrizol Corp.	8.875%	2/1/19	1,075	1,387
LYB International Finance BV	4.000%	7/15/23	3,500	3,672
LYB International Finance BV	5.250%	7/15/43	4,516	4,930
LYB International Finance BV	4.875%	3/15/44	5,000	5,163

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
LyondellBasell Industries NV	5.000%	4/15/19	14,135	15,937
LyondellBasell Industries NV	6.000%	11/15/21	12,375	14,695
LyondellBasell Industries NV	5.750%	4/15/24	4,400	5,185
Monsanto Co.	1.150%	6/30/17	5,000	4,994
Monsanto Co.	5.125%	4/15/18	850	957
Monsanto Co.	2.125%	7/15/19	2,000	2,004
Monsanto Co.	2.750%	7/15/21	3,900	3,904
Monsanto Co.	2.200%	7/15/22	650	617
Monsanto Co.	3.375%	7/15/24	4,000	4,024
Monsanto Co.	5.500%	8/15/25	3,550	4,238
Monsanto Co.	4.200%	7/15/34	2,000	2,019
Monsanto Co.	5.875%	4/15/38	950	1,133
Monsanto Co.	3.600%	7/15/42	2,000	1,764
Monsanto Co.	4.400%	7/15/44	4,900	4,899
Monsanto Co.	4.700%	7/15/64	4,200	4,207
Mosaic Co.	4.250%	11/15/23	6,850	7,222
Mosaic Co.	5.450%	11/15/33	1,600	1,788
Mosaic Co.	4.875%	11/15/41	4,045	4,102
Mosaic Co.	5.625%	11/15/43	1,600	1,817
Newmont Mining Corp.	5.125%	10/1/19	3,525	3,890
Newmont Mining Corp.	3.500%	3/15/22	2,900	2,795
Newmont Mining Corp.	5.875%	4/1/35	750	760
Newmont Mining Corp.	6.250%	10/1/39	3,775	3,962
Newmont Mining Corp.	4.875%	3/15/42	8,875	7,984
Nucor Corp.	5.750%	12/1/17	7,265	8,270
Nucor Corp.	5.850%	6/1/18	1,725	1,981
Nucor Corp.	4.125%	9/15/22	300	315
Nucor Corp.	4.000%	8/1/23	6,650	6,868
Nucor Corp.	6.400%	12/1/37	1,875	2,288
Nucor Corp.	5.200%	8/1/43	5,175	5,505
Packaging Corp. of America	3.900%	6/15/22	2,275	2,339
Packaging Corp. of America	4.500%	11/1/23	5,025	5,375
Placer Dome Inc.	6.450%	10/15/35	1,050	1,121
Plains Exploration & Production Co.	6.125%	6/15/19	1,867	2,068
Plains Exploration & Production Co.	6.500%	11/15/20	6,151	6,851
Plains Exploration & Production Co.	6.750%	2/1/22	1,330	1,511
Plains Exploration & Production Co.	6.875%	2/15/23	7,789	9,074
Plum Creek Timberlands LP	4.700%	3/15/21	445	482
Plum Creek Timberlands LP	3.250%	3/15/23	1,000	954
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	2,000	2,079
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	8,500	8,979
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	1,077	1,293
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,565	8,504
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	1,000	1,020
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	200	239
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	375	445
PPG Industries Inc.	1.900%	1/15/16	3,625	3,691
PPG Industries Inc.	6.650%	3/15/18	225	263
PPG Industries Inc.	7.700%	3/15/38	175	249
PPG Industries Inc.	5.500%	11/15/40	950	1,122
Praxair Inc.	4.500%	8/15/19	1,300	1,456
Praxair Inc.	3.000%	9/1/21	2,225	2,273
Praxair Inc.	2.450%	2/15/22	10,000	9,719
Praxair Inc.	2.200%	8/15/22	8,025	7,586
Praxair Inc.	3.550%	11/7/42	500	456
Rayonier Inc.	3.750%	4/1/22	2,000	2,016

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Reliance Steel & Aluminum Co.	6.200%	11/15/16	100	109
Reliance Steel & Aluminum Co.	4.500%	4/15/23	1,700	1,759
Reliance Steel & Aluminum Co.	6.850%	11/15/36	100	112
Rio Tinto Alcan Inc.	6.125%	12/15/33	3,444	4,134
Rio Tinto Alcan Inc.	5.750%	6/1/35	3,000	3,395
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	2,000	2,034
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	145	150
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	3,200	3,299
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	21,835	25,765
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	5,300	6,945
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	7,940	8,303
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	5,650	6,067
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,961	6,263
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	2,225	2,909
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	4,560	5,004
Rio Tinto Finance USA plc	1.375%	6/17/16	8,000	8,084
Rio Tinto Finance USA plc	2.000%	3/22/17	3,075	3,141
Rio Tinto Finance USA plc	1.625%	8/21/17	5,075	5,129
Rio Tinto Finance USA plc	2.250%	12/14/18	3,200	3,257
Rio Tinto Finance USA plc	3.500%	3/22/22	8,175	8,385
Rio Tinto Finance USA plc	2.875%	8/21/22	8,775	8,539
Rio Tinto Finance USA plc	4.750%	3/22/42	475	486
Rio Tinto Finance USA plc	4.125%	8/21/42	6,950	6,536
Rock-Tenn Co.	3.500%	3/1/20	2,000	2,058
Rock-Tenn Co.	4.900%	3/1/22	2,000	2,182
Rock-Tenn Co.	4.000%	3/1/23	3,500	3,595
Rohm & Haas Co.	6.000%	9/15/17	1,657	1,883
Rohm & Haas Co.	7.850%	7/15/29	4,775	6,622
RPM International Inc.	6.125%	10/15/19	650	751
RPM International Inc.	3.450%	11/15/22	2,275	2,219
Sherwin-Williams Co.	1.350%	12/15/17	2,825	2,821
Sherwin-Williams Co.	4.000%	12/15/42	1,200	1,147
Sigma-Aldrich Corp.	3.375%	11/1/20	600	631
Southern Copper Corp.	5.375%	4/16/20	400	443
Southern Copper Corp.	3.500%	11/8/22	1,550	1,509
Southern Copper Corp.	7.500%	7/27/35	8,475	9,838
Southern Copper Corp.	6.750%	4/16/40	1,600	1,743
Southern Copper Corp.	5.250%	11/8/42	7,625	6,988
Syngenta Finance NV	3.125%	3/28/22	2,250	2,269
Syngenta Finance NV	4.375%	3/28/42	1,250	1,269
Teck Resources Ltd.	5.375%	10/1/15	4,991	5,260
Teck Resources Ltd.	3.150%	1/15/17	700	730
Teck Resources Ltd.	2.500%	2/1/18	4,000	4,076
Teck Resources Ltd.	4.750%	1/15/22	700	735
Teck Resources Ltd.	3.750%	2/1/23	10,050	9,781
Teck Resources Ltd.	6.125%	10/1/35	2,625	2,795
Teck Resources Ltd.	6.000%	8/15/40	3,250	3,409
Teck Resources Ltd.	6.250%	7/15/41	5,651	6,126
Teck Resources Ltd.	5.200%	3/1/42	2,575	2,469
Teck Resources Ltd.	5.400%	2/1/43	475	473
Vale Canada Ltd.	5.700%	10/15/15	1,200	1,272
Vale Canada Ltd.	7.200%	9/15/32	3,541	3,982
Vale Overseas Ltd.	6.250%	1/11/16	1,240	1,336
Vale Overseas Ltd.	6.250%	1/23/17	6,850	7,660
Vale Overseas Ltd.	5.625%	9/15/19	5,550	6,240
Vale Overseas Ltd.	4.625%	9/15/20	10,835	11,638

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vale Overseas Ltd.	4.375%	1/11/22	12,805	13,069
Vale Overseas Ltd.	8.250%	1/17/34	800	1,000
Vale Overseas Ltd.	6.875%	11/21/36	20,370	22,575
Vale Overseas Ltd.	6.875%	11/10/39	7,015	7,829
Valspar Corp.	7.250%	6/15/19	1,725	2,072
Valspar Corp.	4.200%	1/15/22	375	396
Westlake Chemical Corp.	3.600%	7/15/22	400	400
Westvaco Corp.	7.950%	2/15/31	3,050	3,947
Weyerhaeuser Co.	7.375%	10/1/19	4,364	5,377
Weyerhaeuser Co.	8.500%	1/15/25	1,300	1,749
Weyerhaeuser Co.	7.375%	3/15/32	3,625	4,908
Weyerhaeuser Co.	6.875%	12/15/33	1,250	1,634
Worthington Industries Inc.	4.550%	4/15/26	700	728
6 Yamana Gold Inc.	4.950%	7/15/24	2,370	2,374

Capital Goods (1.2%)
3M Co.	1.375%	9/29/16	1,630	1,659
3M Co.	2.000%	6/26/22	5,000	4,753
3M Co.	6.375%	2/15/28	1,300	1,706
3M Co.	5.700%	3/15/37	2,345	2,919
ABB Finance USA Inc.	1.625%	5/8/17	1,200	1,211
ABB Finance USA Inc.	2.875%	5/8/22	6,110	6,064
ABB Finance USA Inc.	4.375%	5/8/42	1,250	1,273
Acuity Brands Lighting Inc.	6.000%	12/15/19	800	907
Bemis Co. Inc.	6.800%	8/1/19	200	240
Boeing Capital Corp.	2.125%	8/15/16	885	911
Boeing Capital Corp.	2.900%	8/15/18	1,000	1,055
Boeing Capital Corp.	4.700%	10/27/19	5,875	6,640
Boeing Co.	0.950%	5/15/18	7,500	7,338
Boeing Co.	6.000%	3/15/19	5,950	7,007
Boeing Co.	4.875%	2/15/20	2,100	2,397
Boeing Co.	8.750%	8/15/21	200	273
Boeing Co.	7.250%	6/15/25	325	432
Boeing Co.	6.125%	2/15/33	4,075	5,228
Boeing Co.	6.625%	2/15/38	525	712
Boeing Co.	6.875%	3/15/39	1,715	2,399
Boeing Co.	5.875%	2/15/40	3,780	4,753
Carlisle Cos. Inc.	3.750%	11/15/22	1,650	1,647
Caterpillar Financial Services Corp.	4.625%	6/1/15	2,725	2,833
Caterpillar Financial Services Corp.	2.050%	8/1/16	3,630	3,726
Caterpillar Financial Services Corp.	1.750%	3/24/17	2,000	2,032
Caterpillar Financial Services Corp.	1.250%	11/6/17	850	845
Caterpillar Financial Services Corp.	5.450%	4/15/18	9,142	10,429
Caterpillar Financial Services Corp.	7.150%	2/15/19	14,290	17,599
Caterpillar Financial Services Corp.	2.850%	6/1/22	6,104	6,068
Caterpillar Financial Services Corp.	3.300%	6/9/24	1,175	1,171
Caterpillar Inc.	1.500%	6/26/17	6,155	6,233
Caterpillar Inc.	3.900%	5/27/21	13,330	14,415
Caterpillar Inc.	3.400%	5/15/24	6,000	6,053
Caterpillar Inc.	6.050%	8/15/36	3,991	4,941
Caterpillar Inc.	5.200%	5/27/41	75	85
Caterpillar Inc.	3.803%	8/15/42	13,194	12,168
Caterpillar Inc.	4.300%	5/15/44	5,000	4,982
Caterpillar Inc.	4.750%	5/15/64	1,000	1,033
Cooper US Inc.	5.450%	4/1/15	950	986
Cooper US Inc.	2.375%	1/15/16	5,575	5,716

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cooper US Inc.	3.875%	12/15/20	200	213
Crane Co.	2.750%	12/15/18	2,000	2,045
Crane Co.	4.450%	12/15/23	3,140	3,313
CRH America Inc.	4.125%	1/15/16	4,050	4,248
CRH America Inc.	6.000%	9/30/16	4,500	4,991
CRH America Inc.	8.125%	7/15/18	11,275	13,850
CRH America Inc.	5.750%	1/15/21	4,115	4,765
Danaher Corp.	2.300%	6/23/16	1,800	1,860
Danaher Corp.	5.625%	1/15/18	850	969
Danaher Corp.	3.900%	6/23/21	2,625	2,815
Deere & Co.	2.600%	6/8/22	8,065	7,882
Deere & Co.	5.375%	10/16/29	3,695	4,392
Deere & Co.	8.100%	5/15/30	2,061	3,043
Deere & Co.	3.900%	6/9/42	4,725	4,477
Dover Corp.	4.875%	10/15/15	2,225	2,353
Dover Corp.	5.450%	3/15/18	2,250	2,551
Dover Corp.	4.300%	3/1/21	830	911
Dover Corp.	6.600%	3/15/38	975	1,304
Dover Corp.	5.375%	3/1/41	895	1,040
Eaton Corp.	1.500%	11/2/17	1,000	1,001
Eaton Corp.	5.600%	5/15/18	5,855	6,680
Eaton Corp.	2.750%	11/2/22	11,675	11,316
Eaton Corp.	4.000%	11/2/32	2,430	2,417
Eaton Corp.	4.150%	11/2/42	2,550	2,467
6 Embraer Overseas Ltd.	5.696%	9/16/23	13,454	14,546
Emerson Electric Co.	5.125%	12/1/16	2,125	2,343
Emerson Electric Co.	5.250%	10/15/18	2,200	2,519
Emerson Electric Co.	4.875%	10/15/19	2,275	2,593
Emerson Electric Co.	4.250%	11/15/20	4,807	5,261
Emerson Electric Co.	2.625%	2/15/23	1,500	1,463
Emerson Electric Co.	6.000%	8/15/32	750	943
Emerson Electric Co.	6.125%	4/15/39	1,000	1,271
Emerson Electric Co.	5.250%	11/15/39	440	508
Exelis Inc.	4.250%	10/1/16	1,900	2,015
Flowserve Corp.	3.500%	9/15/22	6,980	6,885
Flowserve Corp.	4.000%	11/15/23	1,575	1,612
General Dynamics Corp.	1.000%	11/15/17	6,225	6,176
General Dynamics Corp.	3.875%	7/15/21	5,250	5,628
General Dynamics Corp.	2.250%	11/15/22	8,500	8,023
General Dynamics Corp.	3.600%	11/15/42	1,650	1,507
General Electric Co.	0.850%	10/9/15	6,875	6,910
General Electric Co.	5.250%	12/6/17	20,845	23,512
General Electric Co.	2.700%	10/9/22	27,200	26,756
General Electric Co.	3.375%	3/11/24	9,000	9,150
General Electric Co.	4.125%	10/9/42	23,500	23,167
General Electric Co.	4.500%	3/11/44	1,670	1,737
Honeywell International Inc.	5.400%	3/15/16	2,330	2,525
Honeywell International Inc.	5.300%	3/15/17	2,375	2,642
Honeywell International Inc.	5.300%	3/1/18	4,250	4,825
Honeywell International Inc.	5.000%	2/15/19	2,520	2,863
Honeywell International Inc.	4.250%	3/1/21	4,545	5,029
Honeywell International Inc.	3.350%	12/1/23	13,050	13,289
Honeywell International Inc.	5.700%	3/15/36	1,600	1,950
Honeywell International Inc.	5.700%	3/15/37	1,795	2,198
Honeywell International Inc.	5.375%	3/1/41	11,345	13,509
Illinois Tool Works Inc.	1.950%	3/1/19	1,000	1,002

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois Tool Works Inc.	6.250%	4/1/19	6,425	7,630
Illinois Tool Works Inc.	3.375%	9/15/21	895	935
Illinois Tool Works Inc.	3.500%	3/1/24	3,000	3,071
Illinois Tool Works Inc.	4.875%	9/15/41	895	968
Illinois Tool Works Inc.	3.900%	9/1/42	6,875	6,438
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	7,650	9,117
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,100	1,128
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	1,875	1,971
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	450	523
John Deere Capital Corp.	0.700%	9/4/15	1,100	1,103
John Deere Capital Corp.	0.750%	1/22/16	175	176
John Deere Capital Corp.	1.850%	9/15/16	815	834
John Deere Capital Corp.	1.050%	12/15/16	3,000	3,016
John Deere Capital Corp.	2.000%	1/13/17	2,350	2,410
John Deere Capital Corp.	1.400%	3/15/17	1,600	1,619
John Deere Capital Corp.	5.500%	4/13/17	150	168
John Deere Capital Corp.	1.125%	6/12/17	3,000	2,999
John Deere Capital Corp.	2.800%	9/18/17	4,225	4,422
John Deere Capital Corp.	1.200%	10/10/17	4,400	4,386
John Deere Capital Corp.	5.350%	4/3/18	825	936
John Deere Capital Corp.	5.750%	9/10/18	14,160	16,437
John Deere Capital Corp.	1.950%	12/13/18	9,783	9,809
John Deere Capital Corp.	1.950%	3/4/19	2,400	2,399
John Deere Capital Corp.	2.250%	4/17/19	1,275	1,292
John Deere Capital Corp.	1.700%	1/15/20	5,400	5,246
John Deere Capital Corp.	2.800%	3/4/21	3,000	3,032
John Deere Capital Corp.	3.900%	7/12/21	2,375	2,554
John Deere Capital Corp.	3.150%	10/15/21	5,595	5,740
John Deere Capital Corp.	2.750%	3/15/22	2,250	2,229
John Deere Capital Corp.	2.800%	1/27/23	7,475	7,350
John Deere Capital Corp.	3.350%	6/12/24	8,000	8,038
Joy Global Inc.	6.000%	11/15/16	575	639
Kennametal Inc.	2.650%	11/1/19	4,528	4,555
Kennametal Inc.	3.875%	2/15/22	2,050	2,062
L-3 Communications Corp.	5.200%	10/15/19	10,230	11,477
L-3 Communications Corp.	4.750%	7/15/20	7,950	8,709
L-3 Communications Corp.	4.950%	2/15/21	5,100	5,634
L-3 Communications Corp.	3.950%	5/28/24	5,750	5,795
Legrand France SA	8.500%	2/15/25	400	556
Lockheed Martin Corp.	7.650%	5/1/16	3,950	4,455
Lockheed Martin Corp.	2.125%	9/15/16	5,775	5,944
Lockheed Martin Corp.	4.250%	11/15/19	6,245	6,890
Lockheed Martin Corp.	3.350%	9/15/21	11,945	12,392
Lockheed Martin Corp.	6.150%	9/1/36	10,635	13,355
Lockheed Martin Corp.	5.500%	11/15/39	1,945	2,273
Lockheed Martin Corp.	5.720%	6/1/40	4,626	5,515
Martin Marietta Materials Inc.	6.600%	4/15/18	1,850	2,119
Mohawk Industries Inc.	6.125%	1/15/16	3,000	3,237
Mohawk Industries Inc.	3.850%	2/1/23	16,525	16,617
Northrop Grumman Corp.	1.750%	6/1/18	3,525	3,512
Northrop Grumman Corp.	3.500%	3/15/21	1,425	1,482
Northrop Grumman Corp.	3.250%	8/1/23	4,275	4,237
Northrop Grumman Corp.	5.050%	11/15/40	1,875	2,030
Northrop Grumman Corp.	4.750%	6/1/43	3,300	3,437
Northrop Grumman Systems Corp.	7.750%	2/15/31	2,870	3,953
Owens Corning	6.500%	12/1/16	4,170	4,651

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Owens Corning	9.000%	6/15/19	1,379	1,735
Owens Corning	4.200%	12/15/22	4,875	4,999
Owens Corning	7.000%	12/1/36	3,075	3,737
Parker Hannifin Corp.	5.500%	5/15/18	1,250	1,422
Parker Hannifin Corp.	3.500%	9/15/22	1,625	1,668
Parker Hannifin Corp.	6.250%	5/15/38	550	703
Pentair Finance SA	1.350%	12/1/15	1,500	1,511
Pentair Finance SA	2.650%	12/1/19	1,750	1,752
Pentair Finance SA	5.000%	5/15/21	4,805	5,305
Precision Castparts Corp.	0.700%	12/20/15	1,975	1,979
Precision Castparts Corp.	1.250%	1/15/18	3,325	3,301
Precision Castparts Corp.	2.500%	1/15/23	6,770	6,495
Precision Castparts Corp.	3.900%	1/15/43	1,625	1,560
Raytheon Co.	6.400%	12/15/18	100	119
Raytheon Co.	4.400%	2/15/20	500	548
Raytheon Co.	3.125%	10/15/20	7,075	7,319
Raytheon Co.	2.500%	12/15/22	7,875	7,553
Raytheon Co.	7.200%	8/15/27	1,225	1,607
Raytheon Co.	4.875%	10/15/40	400	440
Raytheon Co.	4.700%	12/15/41	4,150	4,457
Republic Services Inc.	3.800%	5/15/18	6,970	7,467
Republic Services Inc.	5.500%	9/15/19	4,000	4,593
Republic Services Inc.	5.000%	3/1/20	3,100	3,476
Republic Services Inc.	5.250%	11/15/21	3,650	4,162
Republic Services Inc.	3.550%	6/1/22	2,200	2,273
Republic Services Inc.	4.750%	5/15/23	525	580
Republic Services Inc.	6.086%	3/15/35	825	974
Republic Services Inc.	6.200%	3/1/40	3,430	4,275
Republic Services Inc.	5.700%	5/15/41	3,300	3,879
Rockwell Automation Inc.	5.650%	12/1/17	600	678
Rockwell Automation Inc.	6.700%	1/15/28	325	419
Rockwell Automation Inc.	6.250%	12/1/37	1,500	1,910
Rockwell Collins Inc.	5.250%	7/15/19	275	309
Rockwell Collins Inc.	3.100%	11/15/21	1,000	1,004
Rockwell Collins Inc.	3.700%	12/15/23	1,500	1,559
Rockwell Collins Inc.	4.800%	12/15/43	750	813
Roper Industries Inc.	1.850%	11/15/17	1,175	1,186
Roper Industries Inc.	2.050%	10/1/18	11,065	11,079
Roper Industries Inc.	6.250%	9/1/19	3,000	3,521
Roper Industries Inc.	3.125%	11/15/22	400	391
Snap-on Inc.	6.125%	9/1/21	2,000	2,332
Sonoco Products Co.	4.375%	11/1/21	435	459
Sonoco Products Co.	5.750%	11/1/40	2,910	3,358
Stanley Black & Decker Inc.	3.400%	12/1/21	2,425	2,497
Stanley Black & Decker Inc.	2.900%	11/1/22	3,000	2,930
Textron Inc.	5.600%	12/1/17	3,416	3,836
Textron Inc.	3.650%	3/1/21	1,000	1,030
Textron Inc.	4.300%	3/1/24	2,275	2,358
Tyco International Finance SA	8.500%	1/15/19	1,130	1,393
Tyco International Finance SA / Tyco
International Ltd.	7.000%	12/15/19	1,375	1,644
Tyco International Finance SA / Tyco
International Ltd.	6.875%	1/15/21	4,100	4,922
United Technologies Corp.	1.800%	6/1/17	6,085	6,209
United Technologies Corp.	5.375%	12/15/17	10,675	12,115
United Technologies Corp.	6.125%	2/1/19	12,690	15,000

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	4.500%	4/15/20	10,255	11,489
United Technologies Corp.	3.100%	6/1/22	15,568	15,761
United Technologies Corp.	6.700%	8/1/28	325	424
United Technologies Corp.	7.500%	9/15/29	3,825	5,462
United Technologies Corp.	5.400%	5/1/35	600	713
United Technologies Corp.	6.050%	6/1/36	1,915	2,425
United Technologies Corp.	6.125%	7/15/38	7,450	9,632
United Technologies Corp.	5.700%	4/15/40	3,025	3,713
United Technologies Corp.	4.500%	6/1/42	19,990	20,865
Waste Management Inc.	2.600%	9/1/16	145	150
Waste Management Inc.	6.100%	3/15/18	950	1,096
Waste Management Inc.	7.375%	3/11/19	4,670	5,720
Waste Management Inc.	4.750%	6/30/20	5,000	5,588
Waste Management Inc.	4.600%	3/1/21	6,425	7,097
Waste Management Inc.	3.500%	5/15/24	4,800	4,810
Waste Management Inc.	7.100%	8/1/26	325	429
Waste Management Inc.	7.750%	5/15/32	2,365	3,360
Waste Management Inc.	6.125%	11/30/39	4,175	5,225

Communication (2.5%)
21st Century Fox America Inc.	8.000%	10/17/16	1,450	1,678
21st Century Fox America Inc.	6.900%	3/1/19	4,340	5,237
21st Century Fox America Inc.	4.500%	2/15/21	7,050	7,736
21st Century Fox America Inc.	3.000%	9/15/22	11,850	11,660
21st Century Fox America Inc.	4.000%	10/1/23	1,075	1,120
21st Century Fox America Inc.	7.700%	10/30/25	200	263
21st Century Fox America Inc.	6.550%	3/15/33	5,465	6,830
21st Century Fox America Inc.	6.200%	12/15/34	6,250	7,679
21st Century Fox America Inc.	6.400%	12/15/35	10,800	13,499
21st Century Fox America Inc.	8.150%	10/17/36	625	882
21st Century Fox America Inc.	6.150%	3/1/37	3,000	3,607
21st Century Fox America Inc.	6.650%	11/15/37	8,000	10,196
21st Century Fox America Inc.	7.850%	3/1/39	250	351
21st Century Fox America Inc.	6.900%	8/15/39	2,275	2,971
21st Century Fox America Inc.	6.150%	2/15/41	3,825	4,655
21st Century Fox America Inc.	5.400%	10/1/43	1,200	1,337
21st Century Fox America Inc.	7.750%	12/1/45	425	614
Alltel Corp.	7.875%	7/1/32	300	415
America Movil SAB de CV	2.375%	9/8/16	8,500	8,740
America Movil SAB de CV	5.625%	11/15/17	1,150	1,298
America Movil SAB de CV	5.000%	10/16/19	5,700	6,440
America Movil SAB de CV	5.000%	3/30/20	16,173	18,097
America Movil SAB de CV	3.125%	7/16/22	5,300	5,200
America Movil SAB de CV	6.375%	3/1/35	2,275	2,728
America Movil SAB de CV	6.125%	11/15/37	1,575	1,842
America Movil SAB de CV	6.125%	3/30/40	14,540	17,177
America Movil SAB de CV	4.375%	7/16/42	5,250	4,913
American Tower Corp.	7.000%	10/15/17	100	116
American Tower Corp.	4.500%	1/15/18	16,300	17,760
American Tower Corp.	5.050%	9/1/20	295	329
American Tower Corp.	5.900%	11/1/21	5,615	6,474
American Tower Corp.	4.700%	3/15/22	5,000	5,380
American Tower Corp.	3.500%	1/31/23	18,300	17,961
American Tower Corp.	5.000%	2/15/24	1,735	1,882
AT&T Corp.	8.000%	11/15/31	4,774	7,001
AT&T Inc.	2.500%	8/15/15	9,265	9,466

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	0.800%	12/1/15	2,600	2,606
AT&T Inc.	0.900%	2/12/16	1,275	1,278
AT&T Inc.	2.950%	5/15/16	5,740	5,964
AT&T Inc.	5.625%	6/15/16	6,225	6,816
AT&T Inc.	2.400%	8/15/16	2,355	2,427
AT&T Inc.	1.600%	2/15/17	13,965	14,152
AT&T Inc.	1.700%	6/1/17	16,086	16,297
AT&T Inc.	1.400%	12/1/17	13,010	12,958
AT&T Inc.	5.500%	2/1/18	10,265	11,622
AT&T Inc.	5.600%	5/15/18	3,700	4,231
AT&T Inc.	2.375%	11/27/18	10,000	10,179
AT&T Inc.	5.800%	2/15/19	3,900	4,532
AT&T Inc.	2.300%	3/11/19	5,300	5,340
AT&T Inc.	4.450%	5/15/21	5,590	6,139
AT&T Inc.	3.875%	8/15/21	11,485	12,213
AT&T Inc.	3.000%	2/15/22	7,975	7,935
AT&T Inc.	2.625%	12/1/22	17,850	17,145
AT&T Inc.	3.900%	3/11/24	6,700	6,939
AT&T Inc.	6.450%	6/15/34	4,195	5,113
AT&T Inc.	6.500%	9/1/37	5,931	7,340
AT&T Inc.	6.300%	1/15/38	6,840	8,287
AT&T Inc.	6.400%	5/15/38	3,100	3,820
AT&T Inc.	6.550%	2/15/39	4,165	5,161
AT&T Inc.	5.350%	9/1/40	23,753	25,794
AT&T Inc.	5.550%	8/15/41	5,550	6,167
AT&T Inc.	4.300%	12/15/42	16,586	15,672
AT&T Inc.	4.800%	6/15/44	20,000	20,381
AT&T Inc.	4.350%	6/15/45	15,158	14,437
AT&T Mobility LLC	7.125%	12/15/31	275	363
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,607	3,484
BellSouth Corp.	6.875%	10/15/31	3,486	4,277
BellSouth Corp.	6.550%	6/15/34	628	753
BellSouth Corp.	6.000%	11/15/34	419	467
BellSouth Telecommunications LLC	6.375%	6/1/28	2,875	3,342
British Telecommunications plc	1.250%	2/14/17	1,350	1,350
British Telecommunications plc	5.950%	1/15/18	13,310	15,220
British Telecommunications plc	2.350%	2/14/19	1,325	1,335
British Telecommunications plc	9.625%	12/15/30	8,075	12,880
CBS Corp.	1.950%	7/1/17	175	178
CBS Corp.	4.625%	5/15/18	100	109
CBS Corp.	8.875%	5/15/19	1,100	1,426
CBS Corp.	5.750%	4/15/20	12,390	14,358
CBS Corp.	4.300%	2/15/21	4,150	4,468
CBS Corp.	7.875%	7/30/30	450	603
CBS Corp.	5.500%	5/15/33	200	219
CBS Corp.	4.850%	7/1/42	5,225	5,177
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	5,050	5,078
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	4,907	6,220
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	2,000	2,906
Comcast Cable Communications LLC	8.875%	5/1/17	975	1,183
Comcast Corp.	5.850%	11/15/15	4,560	4,892
Comcast Corp.	5.900%	3/15/16	17,110	18,626
Comcast Corp.	6.500%	1/15/17	150	171
Comcast Corp.	6.300%	11/15/17	3,775	4,388
Comcast Corp.	5.875%	2/15/18	6,750	7,778
Comcast Corp.	5.700%	5/15/18	12,675	14,601

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Comcast Corp.	5.700%	7/1/19	2,645	3,094
Comcast Corp.	5.150%	3/1/20	5,055	5,796
Comcast Corp.	3.125%	7/15/22	1,925	1,953
Comcast Corp.	2.850%	1/15/23	8,666	8,605
Comcast Corp.	3.600%	3/1/24	1,425	1,466
Comcast Corp.	4.250%	1/15/33	11,700	11,986
Comcast Corp.	7.050%	3/15/33	2,000	2,695
Comcast Corp.	5.650%	6/15/35	2,900	3,428
Comcast Corp.	6.500%	11/15/35	13,475	17,476
Comcast Corp.	6.450%	3/15/37	1,825	2,327
Comcast Corp.	6.950%	8/15/37	8,950	12,095
Comcast Corp.	6.400%	5/15/38	5,975	7,624
Comcast Corp.	6.400%	3/1/40	13,800	17,664
Comcast Corp.	4.650%	7/15/42	15,950	16,586
Comcast Corp.	4.500%	1/15/43	1,425	1,450
Comcast Corp.	4.750%	3/1/44	1,375	1,452
COX Communications Inc.	5.500%	10/1/15	100	106
Deutsche Telekom International Finance BV	5.750%	3/23/16	2,500	2,706
Deutsche Telekom International Finance BV	6.750%	8/20/18	9,875	11,700
Deutsche Telekom International Finance BV	6.000%	7/8/19	6,525	7,632
Deutsche Telekom International Finance BV	8.750%	6/15/30	20,544	30,045
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.125%	2/15/16	5,700	5,910
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.500%	3/1/16	3,000	3,131
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	1.750%	1/15/18	275	275
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.875%	10/1/19	5,050	5,883
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.200%	3/15/20	2,425	2,733
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.600%	2/15/21	3,075	3,358
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.000%	3/1/21	19,875	22,165
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	3.800%	3/15/22	10,000	10,328
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	4.450%	4/1/24	775	821
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.350%	3/15/40	3,500	4,213
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.000%	8/15/40	325	375
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	6.375%	3/1/41	4,600	5,548
DIRECTV Holdings LLC / DIRECTV
Financing Co. Inc.	5.150%	3/15/42	21,600	22,678
Discovery Communications LLC	5.050%	6/1/20	8,600	9,658
Discovery Communications LLC	4.375%	6/15/21	870	941
Discovery Communications LLC	3.300%	5/15/22	4,125	4,107
Discovery Communications LLC	3.250%	4/1/23	3,475	3,407
Discovery Communications LLC	6.350%	6/1/40	3,035	3,651
Discovery Communications LLC	4.950%	5/15/42	6,750	6,882
Embarq Corp.	7.082%	6/1/16	4,925	5,494
Embarq Corp.	7.995%	6/1/36	9,974	10,945
Graham Holdings Co.	7.250%	2/1/19	875	1,030

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Grupo Televisa SAB	6.000%	5/15/18	875	996
Grupo Televisa SAB	6.625%	3/18/25	1,475	1,808
Grupo Televisa SAB	8.500%	3/11/32	275	380
Grupo Televisa SAB	6.625%	1/15/40	3,795	4,635
Grupo Televisa SAB	5.000%	5/13/45	5,000	4,953
GTE Corp.	8.750%	11/1/21	1,700	2,262
GTE Corp.	6.940%	4/15/28	1,750	2,186
Interpublic Group of Cos. Inc.	3.750%	2/15/23	16,246	16,313
Interpublic Group of Cos. Inc.	4.200%	4/15/24	750	773
Koninklijke KPN NV	8.375%	10/1/30	3,900	5,530
McGraw Hill Financial Inc.	5.900%	11/15/17	1,750	1,937
McGraw Hill Financial Inc.	6.550%	11/15/37	1,600	1,666
Moody’s Corp.	5.500%	9/1/20	438	498
Moody’s Corp.	4.500%	9/1/22	14,842	15,604
Moody’s Corp.	4.875%	2/15/24	2,000	2,141
NBCUniversal Media LLC	2.875%	4/1/16	5,830	6,054
NBCUniversal Media LLC	5.150%	4/30/20	8,550	9,807
NBCUniversal Media LLC	4.375%	4/1/21	3,120	3,440
NBCUniversal Media LLC	2.875%	1/15/23	9,150	9,083
NBCUniversal Media LLC	6.400%	4/30/40	8,200	10,503
NBCUniversal Media LLC	5.950%	4/1/41	2,025	2,479
NBCUniversal Media LLC	4.450%	1/15/43	5,525	5,551
New Cingular Wireless Services Inc.	8.750%	3/1/31	1,370	2,039
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	825	830
Omnicom Group Inc.	5.900%	4/15/16	3,675	3,996
Omnicom Group Inc.	4.450%	8/15/20	7,550	8,211
Omnicom Group Inc.	3.625%	5/1/22	17,890	18,408
Orange SA	2.125%	9/16/15	5,000	5,076
Orange SA	2.750%	9/14/16	4,180	4,336
Orange SA	2.750%	2/6/19	5,950	6,093
Orange SA	5.375%	7/8/19	6,825	7,772
Orange SA	4.125%	9/14/21	12,095	12,975
Orange SA	9.000%	3/1/31	11,840	17,783
Orange SA	5.500%	2/6/44	5,125	5,698
Pacific Bell Telephone Co.	7.125%	3/15/26	425	546
Qwest Corp.	6.500%	6/1/17	1,125	1,276
Qwest Corp.	6.750%	12/1/21	7,140	8,243
Qwest Corp.	7.250%	9/15/25	1,400	1,663
Qwest Corp.	6.875%	9/15/33	3,175	3,207
Qwest Corp.	7.125%	11/15/43	4,500	4,590
Reed Elsevier Capital Inc.	3.125%	10/15/22	6,234	6,141
Rogers Communications Inc.	6.800%	8/15/18	7,350	8,741
Rogers Communications Inc.	3.000%	3/15/23	1,575	1,518
Rogers Communications Inc.	4.100%	10/1/23	4,250	4,433
Rogers Communications Inc.	7.500%	8/15/38	100	135
Rogers Communications Inc.	4.500%	3/15/43	125	121
Rogers Communications Inc.	5.000%	3/15/44	15,325	16,024
TCI Communications Inc.	8.750%	8/1/15	4,175	4,548
TCI Communications Inc.	7.875%	2/15/26	1,375	1,924
TCI Communications Inc.	7.125%	2/15/28	450	592
Telefonica Emisiones SAU	3.992%	2/16/16	6,190	6,468
Telefonica Emisiones SAU	6.421%	6/20/16	4,975	5,437
Telefonica Emisiones SAU	3.192%	4/27/18	9,700	9,990
Telefonica Emisiones SAU	5.877%	7/15/19	11,625	13,406
Telefonica Emisiones SAU	5.134%	4/27/20	5,545	6,154
Telefonica Emisiones SAU	5.462%	2/16/21	5,540	6,274

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Telefonica Emisiones SAU	4.570%	4/27/23	22,500	23,729
Telefonica Emisiones SAU	7.045%	6/20/36	8,260	10,432
Telefonica Europe BV	8.250%	9/15/30	1,500	2,043
Thomson Reuters Corp.	1.300%	2/23/17	1,750	1,749
Thomson Reuters Corp.	6.500%	7/15/18	4,225	4,953
Thomson Reuters Corp.	4.700%	10/15/19	1,625	1,800
Thomson Reuters Corp.	3.950%	9/30/21	3,500	3,665
Thomson Reuters Corp.	4.300%	11/23/23	2,675	2,794
Thomson Reuters Corp.	5.500%	8/15/35	2,975	3,183
Thomson Reuters Corp.	5.850%	4/15/40	10,610	11,807
Thomson Reuters Corp.	5.650%	11/23/43	2,500	2,757
Time Warner Cable Inc.	5.850%	5/1/17	5,600	6,300
Time Warner Cable Inc.	6.750%	7/1/18	12,625	14,917
Time Warner Cable Inc.	8.750%	2/14/19	3,100	3,974
Time Warner Cable Inc.	8.250%	4/1/19	12,550	15,889
Time Warner Cable Inc.	5.000%	2/1/20	4,295	4,818
Time Warner Cable Inc.	4.125%	2/15/21	3,806	4,086
Time Warner Cable Inc.	4.000%	9/1/21	3,050	3,255
Time Warner Cable Inc.	6.550%	5/1/37	8,000	9,978
Time Warner Cable Inc.	7.300%	7/1/38	7,733	10,387
Time Warner Cable Inc.	6.750%	6/15/39	4,572	5,844
Time Warner Cable Inc.	5.875%	11/15/40	12,475	14,570
Time Warner Cable Inc.	5.500%	9/1/41	11,100	12,415
Time Warner Cable Inc.	4.500%	9/15/42	8,075	7,884
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,300	1,755
Time Warner Entertainment Co. LP	8.375%	7/15/33	3,550	5,202
United States Cellular Corp.	6.700%	12/15/33	5,550	5,671
Verizon Communications Inc.	4.900%	9/15/15	575	605
Verizon Communications Inc.	0.700%	11/2/15	250	250
Verizon Communications Inc.	5.550%	2/15/16	4,175	4,499
Verizon Communications Inc.	3.000%	4/1/16	7,870	8,159
Verizon Communications Inc.	2.500%	9/15/16	12,150	12,519
Verizon Communications Inc.	2.000%	11/1/16	19,546	19,962
Verizon Communications Inc.	5.500%	4/1/17	2,150	2,392
Verizon Communications Inc.	1.350%	6/9/17	5,200	5,202
Verizon Communications Inc.	1.100%	11/1/17	1,350	1,336
Verizon Communications Inc.	5.500%	2/15/18	8,575	9,759
Verizon Communications Inc.	6.100%	4/15/18	3,245	3,755
Verizon Communications Inc.	3.650%	9/14/18	28,170	30,104
Verizon Communications Inc.	8.750%	11/1/18	3,260	4,142
Verizon Communications Inc.	6.350%	4/1/19	7,925	9,356
Verizon Communications Inc.	2.550%	6/17/19	2,400	2,435
Verizon Communications Inc.	4.500%	9/15/20	32,475	35,716
Verizon Communications Inc.	3.450%	3/15/21	4,775	4,948
Verizon Communications Inc.	4.600%	4/1/21	6,460	7,123
Verizon Communications Inc.	3.500%	11/1/21	7,185	7,399
Verizon Communications Inc.	2.450%	11/1/22	11,450	10,736
Verizon Communications Inc.	5.150%	9/15/23	64,875	72,563
Verizon Communications Inc.	4.150%	3/15/24	4,500	4,681
Verizon Communications Inc.	7.750%	12/1/30	5,190	7,087
Verizon Communications Inc.	6.400%	9/15/33	27,100	33,191
Verizon Communications Inc.	5.050%	3/15/34	14,200	15,076
Verizon Communications Inc.	5.850%	9/15/35	7,650	8,946
Verizon Communications Inc.	6.250%	4/1/37	3,825	4,605
Verizon Communications Inc.	6.400%	2/15/38	12,500	15,325
Verizon Communications Inc.	6.900%	4/15/38	5,125	6,597

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Verizon Communications Inc.	7.350%	4/1/39	8,800	11,776
Verizon Communications Inc.	6.000%	4/1/41	4,855	5,685
Verizon Communications Inc.	4.750%	11/1/41	8,175	8,261
Verizon Communications Inc.	3.850%	11/1/42	5,200	4,570
Verizon Communications Inc.	6.550%	9/15/43	79,775	100,227
Verizon Maryland LLC	5.125%	6/15/33	2,675	2,725
Verizon New England Inc.	7.875%	11/15/29	1,225	1,567
Verizon New York Inc.	7.375%	4/1/32	7,900	9,821
Vodafone Group plc	5.625%	2/27/17	16,490	18,374
Vodafone Group plc	1.625%	3/20/17	1,300	1,310
Vodafone Group plc	1.250%	9/26/17	13,725	13,660
Vodafone Group plc	1.500%	2/19/18	5,400	5,396
Vodafone Group plc	4.625%	7/15/18	2,200	2,438
Vodafone Group plc	5.450%	6/10/19	5,000	5,744
Vodafone Group plc	4.375%	3/16/21	1,343	1,462
Vodafone Group plc	2.500%	9/26/22	1,500	1,412
Vodafone Group plc	2.950%	2/19/23	7,625	7,368
Vodafone Group plc	6.250%	11/30/32	2,675	3,279
Vodafone Group plc	6.150%	2/27/37	8,170	9,745
Vodafone Group plc	4.375%	2/19/43	6,175	5,823
WPP Finance 2010	4.750%	11/21/21	7,701	8,441
WPP Finance 2010	5.125%	9/7/42	700	721
WPP Finance 2010	5.625%	11/15/43	3,600	3,915

Consumer Cyclical (1.8%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,275	1,461
Advance Auto Parts Inc.	4.500%	12/1/23	1,850	1,950
Amazon.com Inc.	0.650%	11/27/15	3,075	3,080
Amazon.com Inc.	1.200%	11/29/17	6,650	6,602
Amazon.com Inc.	2.500%	11/29/22	4,300	4,070
American Honda Finance Corp.	1.125%	10/7/16	5,000	5,031
American Honda Finance Corp.	2.125%	10/10/18	3,650	3,708
AutoZone Inc.	1.300%	1/13/17	8,000	8,026
AutoZone Inc.	7.125%	8/1/18	7,100	8,475
BorgWarner Inc.	4.625%	9/15/20	400	438
Brinker International Inc.	2.600%	5/15/18	6,938	6,961
Brinker International Inc.	3.875%	5/15/23	15,225	14,770
Carnival Corp.	1.200%	2/5/16	1,600	1,609
Carnival Corp.	1.875%	12/15/17	1,250	1,256
Carnival Corp.	3.950%	10/15/20	1,175	1,241
Costco Wholesale Corp.	0.650%	12/7/15	5,000	5,012
Costco Wholesale Corp.	5.500%	3/15/17	5,400	6,047
Costco Wholesale Corp.	1.125%	12/15/17	8,175	8,130
Costco Wholesale Corp.	1.700%	12/15/19	6,500	6,404
Cummins Inc.	3.650%	10/1/23	2,750	2,856
Cummins Inc.	4.875%	10/1/43	3,175	3,488
CVS Caremark Corp.	3.250%	5/18/15	2,245	2,300
CVS Caremark Corp.	6.125%	8/15/16	1,425	1,582
CVS Caremark Corp.	1.200%	12/5/16	650	654
CVS Caremark Corp.	5.750%	6/1/17	12,488	14,063
CVS Caremark Corp.	2.250%	12/5/18	4,600	4,659
CVS Caremark Corp.	4.125%	5/15/21	250	271
CVS Caremark Corp.	2.750%	12/1/22	5,025	4,858
CVS Caremark Corp.	4.000%	12/5/23	5,570	5,831
CVS Caremark Corp.	6.250%	6/1/27	4,175	5,171
CVS Caremark Corp.	6.125%	9/15/39	3,975	4,942

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
CVS Caremark Corp.	5.750%	5/15/41	3,595	4,291
CVS Caremark Corp.	5.300%	12/5/43	10,500	11,898
6 Daimler Finance North America LLC	2.625%	9/15/16	2,300	2,380
Daimler Finance North America LLC	8.500%	1/18/31	7,620	11,545
Darden Restaurants Inc.	6.200%	10/15/17	2,025	2,314
Darden Restaurants Inc.	4.500%	10/15/21	230	241
Darden Restaurants Inc.	3.350%	11/1/22	1,850	1,830
Delphi Corp.	6.125%	5/15/21	1,700	1,898
Delphi Corp.	5.000%	2/15/23	5,550	5,987
Dollar General Corp.	3.250%	4/15/23	10,420	9,851
eBay Inc.	1.625%	10/15/15	1,150	1,168
eBay Inc.	1.350%	7/15/17	5,375	5,401
eBay Inc.	3.250%	10/15/20	1,175	1,216
eBay Inc.	2.600%	7/15/22	800	766
eBay Inc.	4.000%	7/15/42	3,575	3,177
Expedia Inc.	7.456%	8/15/18	250	296
Expedia Inc.	5.950%	8/15/20	10,800	12,221
Family Dollar Stores Inc.	5.000%	2/1/21	1,275	1,350
Ford Holdings LLC	9.300%	3/1/30	175	258
Ford Motor Co.	6.500%	8/1/18	1,025	1,200
Ford Motor Co.	6.625%	10/1/28	3,075	3,785
Ford Motor Co.	6.375%	2/1/29	2,375	2,846
Ford Motor Co.	7.450%	7/16/31	9,475	12,666
Ford Motor Co.	4.750%	1/15/43	10,125	10,250
Ford Motor Co.	7.400%	11/1/46	2,650	3,620
Ford Motor Credit Co. LLC	5.625%	9/15/15	4,400	4,651
Ford Motor Credit Co. LLC	4.207%	4/15/16	8,190	8,650
Ford Motor Credit Co. LLC	3.984%	6/15/16	1,875	1,980
Ford Motor Credit Co. LLC	8.000%	12/15/16	14,575	16,910
Ford Motor Credit Co. LLC	4.250%	2/3/17	2,750	2,951
Ford Motor Credit Co. LLC	3.000%	6/12/17	8,500	8,863
Ford Motor Credit Co. LLC	6.625%	8/15/17	15,225	17,512
Ford Motor Credit Co. LLC	1.724%	12/6/17	5,500	5,503
Ford Motor Credit Co. LLC	2.375%	1/16/18	6,500	6,639
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,375	12,639
Ford Motor Credit Co. LLC	2.375%	3/12/19	1,500	1,504
Ford Motor Credit Co. LLC	8.125%	1/15/20	12,565	16,026
Ford Motor Credit Co. LLC	5.750%	2/1/21	10,075	11,702
Ford Motor Credit Co. LLC	5.875%	8/2/21	9,350	10,960
Ford Motor Credit Co. LLC	4.250%	9/20/22	4,725	5,030
Ford Motor Credit Co. LLC	4.375%	8/6/23	8,325	8,872
Gap Inc.	5.950%	4/12/21	19,175	22,056
Historic TW Inc.	9.150%	2/1/23	3,425	4,751
Historic TW Inc.	6.625%	5/15/29	4,425	5,629
Home Depot Inc.	5.400%	3/1/16	7,970	8,596
Home Depot Inc.	2.250%	9/10/18	11,800	12,076
Home Depot Inc.	2.000%	6/15/19	2,000	1,997
Home Depot Inc.	4.400%	4/1/21	3,230	3,604
Home Depot Inc.	2.700%	4/1/23	7,000	6,801
Home Depot Inc.	3.750%	2/15/24	14,080	14,689
Home Depot Inc.	5.875%	12/16/36	13,472	16,617
Home Depot Inc.	5.400%	9/15/40	1,890	2,198
Home Depot Inc.	5.950%	4/1/41	5,575	6,965
Home Depot Inc.	4.875%	2/15/44	4,800	5,216
Home Depot Inc.	4.400%	3/15/45	3,000	3,030
Host Hotels & Resorts LP	5.875%	6/15/19	7,701	8,279

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,442
Host Hotels & Resorts LP	5.250%	3/15/22	3,794	4,183
Host Hotels & Resorts LP	3.750%	10/15/23	1,125	1,115
Hyatt Hotels Corp.	3.375%	7/15/23	4,450	4,342
International Game Technology	7.500%	6/15/19	5,390	6,129
International Game Technology	5.500%	6/15/20	2,105	2,242
Johnson Controls Inc.	5.500%	1/15/16	4,000	4,292
Johnson Controls Inc.	2.600%	12/1/16	1,475	1,530
Johnson Controls Inc.	5.000%	3/30/20	2,300	2,569
Johnson Controls Inc.	4.250%	3/1/21	5,405	5,833
Johnson Controls Inc.	3.750%	12/1/21	1,425	1,487
Johnson Controls Inc.	3.625%	7/2/24	5,000	5,026
Johnson Controls Inc.	6.000%	1/15/36	350	419
Johnson Controls Inc.	5.700%	3/1/41	795	928
Johnson Controls Inc.	5.250%	12/1/41	1,475	1,628
Johnson Controls Inc.	4.625%	7/2/44	2,000	1,998
Johnson Controls Inc.	4.950%	7/2/64	1,425	1,441
Kohl’s Corp.	6.250%	12/15/17	2,625	3,025
Kohl’s Corp.	4.000%	11/1/21	2,955	3,082
Kohl’s Corp.	3.250%	2/1/23	1,750	1,692
Kohl’s Corp.	6.000%	1/15/33	300	335
Kohl’s Corp.	6.875%	12/15/37	700	858
Lowe’s Cos. Inc.	5.400%	10/15/16	1,925	2,125
Lowe’s Cos. Inc.	6.100%	9/15/17	875	1,002
Lowe’s Cos. Inc.	4.625%	4/15/20	3,355	3,745
Lowe’s Cos. Inc.	3.750%	4/15/21	4,045	4,326
Lowe’s Cos. Inc.	3.800%	11/15/21	3,775	4,024
Lowe’s Cos. Inc.	3.120%	4/15/22	2,125	2,157
Lowe’s Cos. Inc.	3.875%	9/15/23	4,275	4,506
Lowe’s Cos. Inc.	6.875%	2/15/28	350	450
Lowe’s Cos. Inc.	6.500%	3/15/29	1,050	1,310
Lowe’s Cos. Inc.	5.800%	10/15/36	7,175	8,637
Lowe’s Cos. Inc.	5.800%	4/15/40	120	145
Lowe’s Cos. Inc.	5.125%	11/15/41	1,200	1,331
Lowe’s Cos. Inc.	4.650%	4/15/42	6,800	7,126
Lowe’s Cos. Inc.	5.000%	9/15/43	5,650	6,213
Macy’s Retail Holdings Inc.	7.875%	7/15/15	5,115	5,494
Macy’s Retail Holdings Inc.	5.900%	12/1/16	2,626	2,926
Macy’s Retail Holdings Inc.	3.875%	1/15/22	9,100	9,500
Macy’s Retail Holdings Inc.	2.875%	2/15/23	10,608	10,177
Macy’s Retail Holdings Inc.	4.375%	9/1/23	5,715	6,065
Macy’s Retail Holdings Inc.	7.000%	2/15/28	2,600	3,264
Macy’s Retail Holdings Inc.	6.900%	4/1/29	1,500	1,880
Macy’s Retail Holdings Inc.	6.375%	3/15/37	2,300	2,856
Macy’s Retail Holdings Inc.	5.125%	1/15/42	7,025	7,448
Macy’s Retail Holdings Inc.	4.300%	2/15/43	2,725	2,554
Marriott International Inc.	3.000%	3/1/19	1,750	1,812
Marriott International Inc.	3.375%	10/15/20	1,050	1,089
Marriott International Inc.	3.250%	9/15/22	7,925	7,867
MasterCard Inc.	2.000%	4/1/19	2,175	2,184
MasterCard Inc.	3.375%	4/1/24	4,150	4,209
McDonald’s Corp.	5.300%	3/15/17	300	334
McDonald’s Corp.	5.800%	10/15/17	4,050	4,618
McDonald’s Corp.	5.350%	3/1/18	4,995	5,668
McDonald’s Corp.	5.000%	2/1/19	4,525	5,144
McDonald’s Corp.	2.625%	1/15/22	11,090	11,001

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McDonald’s Corp.	3.250%	6/10/24	600	602
McDonald’s Corp.	6.300%	10/15/37	325	420
McDonald’s Corp.	6.300%	3/1/38	1,825	2,350
McDonald’s Corp.	3.700%	2/15/42	12,525	11,505
McDonald’s Corp.	3.625%	5/1/43	1,550	1,399
MDC Holdings Inc.	6.000%	1/15/43	6,975	6,734
NIKE Inc.	2.250%	5/1/23	375	353
NIKE Inc.	3.625%	5/1/43	1,125	1,033
Nordstrom Inc.	6.250%	1/15/18	5,625	6,508
Nordstrom Inc.	4.750%	5/1/20	2,675	2,983
Nordstrom Inc.	4.000%	10/15/21	7,190	7,685
Nordstrom Inc.	5.000%	1/15/44	3,335	3,628
NVR Inc.	3.950%	9/15/22	6,900	7,000
O’Reilly Automotive Inc.	4.875%	1/14/21	600	658
O’Reilly Automotive Inc.	3.800%	9/1/22	4,554	4,656
O’Reilly Automotive Inc.	3.850%	6/15/23	1,000	1,022
PACCAR Financial Corp.	1.050%	6/5/15	750	755
PACCAR Financial Corp.	1.150%	8/16/16	5,150	5,190
PACCAR Financial Corp.	1.600%	3/15/17	3,725	3,770
PACCAR Financial Corp.	1.100%	6/6/17	500	499
QVC Inc.	3.125%	4/1/19	1,550	1,576
QVC Inc.	5.125%	7/2/22	425	453
QVC Inc.	4.375%	3/15/23	650	660
QVC Inc.	4.850%	4/1/24	4,150	4,342
QVC Inc.	5.950%	3/15/43	3,075	3,296
Ralph Lauren Corp.	2.125%	9/26/18	1,675	1,694
Signet UK Finance plc	4.700%	6/15/24	1,900	1,903
Staples Inc.	2.750%	1/12/18	9,000	9,094
Staples Inc.	4.375%	1/12/23	2,628	2,639
Starbucks Corp.	0.875%	12/5/16	2,525	2,528
Starbucks Corp.	2.000%	12/5/18	1,700	1,712
Starbucks Corp.	3.850%	10/1/23	5,350	5,620
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	5,500	5,240
Target Corp.	5.875%	7/15/16	2,825	3,118
Target Corp.	5.375%	5/1/17	850	951
Target Corp.	6.000%	1/15/18	3,555	4,096
Target Corp.	2.300%	6/26/19	10,900	10,978
Target Corp.	3.875%	7/15/20	5,630	6,078
Target Corp.	2.900%	1/15/22	10,700	10,726
Target Corp.	3.500%	7/1/24	8,000	8,085
Target Corp.	6.350%	11/1/32	2,075	2,613
Target Corp.	6.500%	10/15/37	7,100	9,331
Target Corp.	7.000%	1/15/38	4,850	6,757
Target Corp.	4.000%	7/1/42	5,000	4,725
Time Warner Cos. Inc.	7.570%	2/1/24	325	420
Time Warner Cos. Inc.	6.950%	1/15/28	7,150	9,204
Time Warner Inc.	3.150%	7/15/15	8,518	8,753
Time Warner Inc.	5.875%	11/15/16	2,525	2,810
Time Warner Inc.	2.100%	6/1/19	3,450	3,434
Time Warner Inc.	4.875%	3/15/20	8,360	9,367
Time Warner Inc.	4.700%	1/15/21	4,350	4,815
Time Warner Inc.	4.750%	3/29/21	7,975	8,839
Time Warner Inc.	4.000%	1/15/22	295	311
Time Warner Inc.	3.400%	6/15/22	250	254
Time Warner Inc.	4.050%	12/15/23	525	545
Time Warner Inc.	3.550%	6/1/24	4,000	3,966

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Inc.	7.625%	4/15/31	5,700	7,839
Time Warner Inc.	7.700%	5/1/32	6,050	8,432
Time Warner Inc.	6.500%	11/15/36	9,090	11,164
Time Warner Inc.	6.200%	3/15/40	950	1,126
Time Warner Inc.	6.100%	7/15/40	4,150	4,884
Time Warner Inc.	6.250%	3/29/41	5,275	6,329
Time Warner Inc.	5.375%	10/15/41	295	320
Time Warner Inc.	4.900%	6/15/42	2,985	3,044
Time Warner Inc.	5.350%	12/15/43	6,200	6,754
Time Warner Inc.	4.650%	6/1/44	4,000	3,929
TJX Cos. Inc.	6.950%	4/15/19	1,425	1,733
TJX Cos. Inc.	2.750%	6/15/21	9,100	9,110
TJX Cos. Inc.	2.500%	5/15/23	4,550	4,325
Toyota Motor Credit Corp.	0.875%	7/17/15	2,700	2,714
Toyota Motor Credit Corp.	2.800%	1/11/16	1,890	1,955
Toyota Motor Credit Corp.	2.000%	9/15/16	3,125	3,207
Toyota Motor Credit Corp.	2.050%	1/12/17	15,855	16,253
Toyota Motor Credit Corp.	1.125%	5/16/17	4,800	4,807
Toyota Motor Credit Corp.	1.250%	10/5/17	9,100	9,097
Toyota Motor Credit Corp.	1.375%	1/10/18	6,125	6,124
Toyota Motor Credit Corp.	2.000%	10/24/18	7,625	7,711
Toyota Motor Credit Corp.	2.100%	1/17/19	9,975	10,062
Toyota Motor Credit Corp.	4.500%	6/17/20	1,723	1,912
Toyota Motor Credit Corp.	4.250%	1/11/21	2,200	2,410
Toyota Motor Credit Corp.	2.750%	5/17/21	7,500	7,546
Toyota Motor Credit Corp.	3.400%	9/15/21	1,845	1,924
Toyota Motor Credit Corp.	3.300%	1/12/22	5,725	5,893
Toyota Motor Credit Corp.	2.625%	1/10/23	6,975	6,768
VF Corp.	5.950%	11/1/17	1,975	2,267
VF Corp.	3.500%	9/1/21	4,695	4,903
VF Corp.	6.450%	11/1/37	1,275	1,629
Viacom Inc.	2.500%	12/15/16	300	309
Viacom Inc.	3.500%	4/1/17	5,335	5,662
Viacom Inc.	6.125%	10/5/17	1,250	1,433
Viacom Inc.	2.500%	9/1/18	3,025	3,094
Viacom Inc.	2.200%	4/1/19	2,075	2,079
Viacom Inc.	5.625%	9/15/19	10,235	11,808
Viacom Inc.	3.875%	12/15/21	13,790	14,428
Viacom Inc.	4.250%	9/1/23	8,600	9,024
Viacom Inc.	3.875%	4/1/24	4,000	4,069
Viacom Inc.	6.875%	4/30/36	6,585	8,325
Viacom Inc.	4.500%	2/27/42	2,500	2,389
Viacom Inc.	4.375%	3/15/43	333	309
Viacom Inc.	5.850%	9/1/43	8,750	10,031
Viacom Inc.	5.250%	4/1/44	2,000	2,112
Wal-Mart Stores Inc.	4.500%	7/1/15	2,225	2,319
Wal-Mart Stores Inc.	2.250%	7/8/15	1,275	1,301
Wal-Mart Stores Inc.	1.500%	10/25/15	12,135	12,319
Wal-Mart Stores Inc.	5.375%	4/5/17	625	699
Wal-Mart Stores Inc.	5.800%	2/15/18	8,295	9,562
Wal-Mart Stores Inc.	1.950%	12/15/18	10,375	10,486
Wal-Mart Stores Inc.	3.625%	7/8/20	4,750	5,102
Wal-Mart Stores Inc.	3.250%	10/25/20	6,795	7,136
Wal-Mart Stores Inc.	4.250%	4/15/21	13,235	14,634
Wal-Mart Stores Inc.	2.550%	4/11/23	5,000	4,808
Wal-Mart Stores Inc.	3.300%	4/22/24	10,000	10,106

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Wal-Mart Stores Inc.	5.875%	4/5/27	12,150	15,079
Wal-Mart Stores Inc.	7.550%	2/15/30	3,650	5,186
Wal-Mart Stores Inc.	5.250%	9/1/35	3,280	3,779
Wal-Mart Stores Inc.	6.500%	8/15/37	8,515	11,225
Wal-Mart Stores Inc.	6.200%	4/15/38	13,305	16,996
Wal-Mart Stores Inc.	5.625%	4/1/40	2,050	2,470
Wal-Mart Stores Inc.	4.875%	7/8/40	8,595	9,463
Wal-Mart Stores Inc.	5.000%	10/25/40	5,300	5,898
Wal-Mart Stores Inc.	5.625%	4/15/41	13,545	16,331
Wal-Mart Stores Inc.	4.000%	4/11/43	5,000	4,784
Wal-Mart Stores Inc.	4.750%	10/2/43	13,350	14,365
Wal-Mart Stores Inc.	4.300%	4/22/44	13,400	13,397
Walgreen Co.	1.800%	9/15/17	10,300	10,399
Walgreen Co.	5.250%	1/15/19	1,970	2,235
Walgreen Co.	3.100%	9/15/22	7,550	7,408
Walgreen Co.	4.400%	9/15/42	1,300	1,251
Walt Disney Co.	0.875%	12/1/14	7,225	7,244
Walt Disney Co.	0.450%	12/1/15	1,650	1,652
Walt Disney Co.	1.350%	8/16/16	235	238
Walt Disney Co.	5.625%	9/15/16	3,425	3,789
Walt Disney Co.	1.125%	2/15/17	3,775	3,794
Walt Disney Co.	0.875%	5/30/17	6,275	6,249
Walt Disney Co.	1.100%	12/1/17	4,000	3,979
Walt Disney Co.	5.875%	12/15/17	1,875	2,157
Walt Disney Co.	1.850%	5/30/19	6,300	6,265
Walt Disney Co.	2.350%	12/1/22	4,700	4,521
Walt Disney Co.	7.000%	3/1/32	2,025	2,776
Walt Disney Co.	4.125%	12/1/41	8,633	8,471
Walt Disney Co.	3.700%	12/1/42	2,875	2,651
Walt Disney Co.	4.125%	6/1/44	8,575	8,450
Western Union Co.	5.930%	10/1/16	1,825	2,004
Western Union Co.	5.253%	4/1/20	347	384
Western Union Co.	6.200%	11/17/36	3,350	3,499
Western Union Co.	6.200%	6/21/40	1,100	1,145
Wyndham Worldwide Corp.	2.500%	3/1/18	975	990
Wyndham Worldwide Corp.	4.250%	3/1/22	1,300	1,336
Wyndham Worldwide Corp.	3.900%	3/1/23	600	602
Yum! Brands Inc.	4.250%	9/15/15	2,000	2,086
Yum! Brands Inc.	6.250%	4/15/16	2,850	3,109
Yum! Brands Inc.	6.250%	3/15/18	379	434
Yum! Brands Inc.	5.300%	9/15/19	685	764
Yum! Brands Inc.	3.875%	11/1/20	1,175	1,235

Consumer Noncyclical (3.3%)
Abbott Laboratories	5.125%	4/1/19	13,902	15,894
Abbott Laboratories	4.125%	5/27/20	3,000	3,315
Abbott Laboratories	6.150%	11/30/37	2,405	3,103
Abbott Laboratories	6.000%	4/1/39	350	445
Abbott Laboratories	5.300%	5/27/40	2,255	2,656
AbbVie Inc.	1.200%	11/6/15	23,850	24,002
AbbVie Inc.	1.750%	11/6/17	16,785	16,856
AbbVie Inc.	2.000%	11/6/18	12,725	12,757
AbbVie Inc.	2.900%	11/6/22	10,000	9,665
AbbVie Inc.	4.400%	11/6/42	15,750	15,226
6 Actavis Funding SCS	1.300%	6/15/17	13,600	13,553
6 Actavis Funding SCS	2.450%	6/15/19	4,400	4,415

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
6 Actavis Funding SCS	3.850%	6/15/24	7,100	7,139
6 Actavis Funding SCS	4.850%	6/15/44	8,900	8,928
Actavis Inc.	1.875%	10/1/17	4,525	4,561
Actavis Inc.	3.250%	10/1/22	8,300	8,145
Actavis Inc.	4.625%	10/1/42	1,225	1,197
Allergan Inc.	5.750%	4/1/16	400	431
Allergan Inc.	3.375%	9/15/20	5,000	4,938
Altria Group Inc.	4.125%	9/11/15	775	806
Altria Group Inc.	9.700%	11/10/18	3,244	4,257
Altria Group Inc.	9.250%	8/6/19	401	533
Altria Group Inc.	4.750%	5/5/21	7,150	7,884
Altria Group Inc.	2.850%	8/9/22	18,050	17,385
Altria Group Inc.	2.950%	5/2/23	425	406
Altria Group Inc.	4.000%	1/31/24	16,350	16,762
Altria Group Inc.	9.950%	11/10/38	3,559	5,899
Altria Group Inc.	10.200%	2/6/39	5,395	9,135
Altria Group Inc.	4.250%	8/9/42	3,400	3,167
Altria Group Inc.	4.500%	5/2/43	5,175	4,980
Altria Group Inc.	5.375%	1/31/44	7,325	8,008
AmerisourceBergen Corp.	1.150%	5/15/17	5,070	5,066
AmerisourceBergen Corp.	4.875%	11/15/19	975	1,100
AmerisourceBergen Corp.	3.500%	11/15/21	5,200	5,401
AmerisourceBergen Corp.	3.400%	5/15/24	4,000	3,976
Amgen Inc.	2.300%	6/15/16	2,820	2,900
Amgen Inc.	2.500%	11/15/16	1,660	1,719
Amgen Inc.	2.125%	5/15/17	3,825	3,920
Amgen Inc.	1.250%	5/22/17	3,800	3,796
Amgen Inc.	5.850%	6/1/17	7,750	8,738
Amgen Inc.	6.150%	6/1/18	6,505	7,561
Amgen Inc.	5.700%	2/1/19	1,320	1,526
Amgen Inc.	2.200%	5/22/19	1,650	1,647
Amgen Inc.	3.450%	10/1/20	825	864
Amgen Inc.	4.100%	6/15/21	6,765	7,284
Amgen Inc.	3.875%	11/15/21	1,660	1,762
Amgen Inc.	3.625%	5/15/22	17,075	17,596
Amgen Inc.	3.625%	5/22/24	8,500	8,571
Amgen Inc.	6.375%	6/1/37	12,200	15,085
Amgen Inc.	6.900%	6/1/38	5,023	6,564
Amgen Inc.	6.400%	2/1/39	3,250	4,044
Amgen Inc.	5.750%	3/15/40	2,665	3,084
Amgen Inc.	4.950%	10/1/41	9,275	9,745
Amgen Inc.	5.150%	11/15/41	6,880	7,375
Amgen Inc.	5.650%	6/15/42	3,800	4,332
Amgen Inc.	5.375%	5/15/43	1,950	2,150
Anheuser-Busch Cos. LLC	5.600%	3/1/17	1,375	1,536
Anheuser-Busch Cos. LLC	5.500%	1/15/18	6,307	7,175
Anheuser-Busch Cos. LLC	6.800%	8/20/32	775	1,018
Anheuser-Busch Cos. LLC	5.750%	4/1/36	2,705	3,259
Anheuser-Busch InBev Finance Inc.	0.800%	1/15/16	5,000	5,021
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	1,500	1,507
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	13,465	13,373
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	7,000	7,043
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	14,425	13,848
Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	8,850	9,078
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	17,825	16,948
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	4,225	4,373

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	4,475	4,495
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	1,893	1,963
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	17,545	17,595
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	12,685	15,677
Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	3,675	4,526
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	16,040	18,491
Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,450	5,059
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	3,875	4,277
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	11,800	11,305
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,715	7,195
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	3,075	3,978
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	9,950	9,017
Archer-Daniels-Midland Co.	8.375%	4/15/17	100	119
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,625	4,120
Archer-Daniels-Midland Co.	4.479%	3/1/21	2,145	2,373
Archer-Daniels-Midland Co.	5.935%	10/1/32	650	794
Archer-Daniels-Midland Co.	5.375%	9/15/35	3,225	3,748
Archer-Daniels-Midland Co.	5.765%	3/1/41	4,970	6,136
Archer-Daniels-Midland Co.	4.016%	4/16/43	2,125	2,049
3 Ascension Health Alliance	4.847%	11/15/53	4,875	5,337
AstraZeneca plc	5.900%	9/15/17	11,965	13,644
AstraZeneca plc	1.950%	9/18/19	2,500	2,492
AstraZeneca plc	6.450%	9/15/37	17,105	22,111
AstraZeneca plc	4.000%	9/18/42	1,000	945
Avon Products Inc.	5.750%	3/1/18	2,460	2,686
Avon Products Inc.	6.500%	3/1/19	1,135	1,276
Avon Products Inc.	4.600%	3/15/20	6,000	6,238
Avon Products Inc.	5.000%	3/15/23	200	203
Avon Products Inc.	6.950%	3/15/43	3,300	3,378
Baptist Health South Florida
Obligated Group Revenue	4.590%	8/15/21	850	915
Baxter International Inc.	5.900%	9/1/16	1,250	1,385
Baxter International Inc.	1.850%	1/15/17	8,350	8,523
Baxter International Inc.	4.250%	3/15/20	3,000	3,288
Baxter International Inc.	2.400%	8/15/22	8,535	8,060
Baxter International Inc.	3.200%	6/15/23	4,911	4,868
Baxter International Inc.	3.650%	8/15/42	1,400	1,238
Beam Suntory Inc.	1.875%	5/15/17	1,825	1,843
Beam Suntory Inc.	1.750%	6/15/18	1,025	1,012
Beam Suntory Inc.	3.250%	5/15/22	1,400	1,385
Beam Suntory Inc.	3.250%	6/15/23	850	837
Becton Dickinson & Co.	1.750%	11/8/16	90	92
Becton Dickinson & Co.	5.000%	5/15/19	450	510
Becton Dickinson & Co.	3.250%	11/12/20	8,340	8,696
Becton Dickinson & Co.	3.125%	11/8/21	2,985	3,062
Becton Dickinson & Co.	5.000%	11/12/40	6,622	7,325
Biogen Idec Inc.	6.875%	3/1/18	600	704
Boston Scientific Corp.	6.250%	11/15/15	6,000	6,430
Boston Scientific Corp.	5.125%	1/12/17	3,750	4,094
Boston Scientific Corp.	2.650%	10/1/18	4,050	4,144
Boston Scientific Corp.	6.000%	1/15/20	3,870	4,512
Boston Scientific Corp.	4.125%	10/1/23	12,600	13,102
Boston Scientific Corp.	7.000%	11/15/35	2,850	3,700
Boston Scientific Corp.	7.375%	1/15/40	1,125	1,551
Bottling Group LLC	5.500%	4/1/16	4,050	4,394
Bottling Group LLC	5.125%	1/15/19	4,119	4,678

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bristol-Myers Squibb Co.	1.750%	3/1/19	2,375	2,355
Bristol-Myers Squibb Co.	2.000%	8/1/22	3,275	3,043
Bristol-Myers Squibb Co.	7.150%	6/15/23	100	130
Bristol-Myers Squibb Co.	3.250%	11/1/23	3,625	3,656
Bristol-Myers Squibb Co.	6.800%	11/15/26	100	131
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,863	3,530
Bristol-Myers Squibb Co.	6.125%	5/1/38	910	1,150
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,925	1,600
Bristol-Myers Squibb Co.	4.500%	3/1/44	2,000	2,059
Brown-Forman Corp.	1.000%	1/15/18	800	786
Brown-Forman Corp.	2.250%	1/15/23	1,375	1,273
Brown-Forman Corp.	3.750%	1/15/43	1,800	1,655
Bunge Ltd. Finance Corp.	5.100%	7/15/15	575	599
Bunge Ltd. Finance Corp.	8.500%	6/15/19	6,975	8,761
Campbell Soup Co.	3.050%	7/15/17	525	552
Campbell Soup Co.	4.250%	4/15/21	2,175	2,333
Campbell Soup Co.	2.500%	8/2/22	4,000	3,771
Campbell Soup Co.	3.800%	8/2/42	1,300	1,122
Cardinal Health Inc.	1.700%	3/15/18	3,850	3,836
Cardinal Health Inc.	4.625%	12/15/20	4,935	5,488
Cardinal Health Inc.	3.200%	6/15/22	5,000	4,999
Cardinal Health Inc.	3.200%	3/15/23	3,450	3,418
Cardinal Health Inc.	4.600%	3/15/43	475	483
CareFusion Corp.	6.375%	8/1/19	5,085	5,951
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	2,150	2,128
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	7,400	7,079
Celgene Corp.	2.450%	10/15/15	750	767
Celgene Corp.	2.300%	8/15/18	2,500	2,542
Celgene Corp.	2.250%	5/15/19	3,975	3,990
Celgene Corp.	3.950%	10/15/20	5,075	5,412
Celgene Corp.	3.250%	8/15/22	2,250	2,251
Celgene Corp.	4.000%	8/15/23	2,050	2,127
Celgene Corp.	3.625%	5/15/24	4,375	4,383
Celgene Corp.	5.700%	10/15/40	3,707	4,275
Celgene Corp.	5.250%	8/15/43	3,100	3,379
Celgene Corp.	4.625%	5/15/44	5,750	5,763
Church & Dwight Co. Inc.	3.350%	12/15/15	1,000	1,038
Clorox Co.	3.550%	11/1/15	1,850	1,922
Clorox Co.	5.950%	10/15/17	2,832	3,232
Coca-Cola Co.	0.750%	3/13/15	575	577
Coca-Cola Co.	1.500%	11/15/15	3,775	3,833
Coca-Cola Co.	1.800%	9/1/16	2,900	2,968
Coca-Cola Co.	5.350%	11/15/17	7,825	8,888
Coca-Cola Co.	1.650%	3/14/18	725	733
Coca-Cola Co.	1.150%	4/1/18	150	149
Coca-Cola Co.	1.650%	11/1/18	4,100	4,109
Coca-Cola Co.	4.875%	3/15/19	5,910	6,729
Coca-Cola Co.	2.450%	11/1/20	6,600	6,655
Coca-Cola Co.	3.150%	11/15/20	1,100	1,155
Coca-Cola Co.	3.300%	9/1/21	5,000	5,203
Coca-Cola Co.	2.500%	4/1/23	5,000	4,830
Coca-Cola Co.	3.200%	11/1/23	13,700	13,840
Coca-Cola Enterprises Inc.	2.125%	9/15/15	1,595	1,624
Coca-Cola Enterprises Inc.	3.500%	9/15/20	2,350	2,451
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	775	851
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	10,250	10,573

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	11,000	12,145
Coca-Cola HBC Finance BV	5.500%	9/17/15	3,500	3,673
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	1,800	2,412
Colgate-Palmolive Co.	1.300%	1/15/17	4,375	4,436
Colgate-Palmolive Co.	2.450%	11/15/21	1,510	1,508
Colgate-Palmolive Co.	2.300%	5/3/22	7,025	6,865
Colgate-Palmolive Co.	1.950%	2/1/23	5,250	4,884
ConAgra Foods Inc.	1.300%	1/25/16	2,500	2,519
ConAgra Foods Inc.	5.819%	6/15/17	225	253
ConAgra Foods Inc.	1.900%	1/25/18	9,210	9,252
ConAgra Foods Inc.	2.100%	3/15/18	5,990	6,007
ConAgra Foods Inc.	7.000%	4/15/19	1,175	1,414
ConAgra Foods Inc.	3.250%	9/15/22	5,000	4,903
ConAgra Foods Inc.	3.200%	1/25/23	6,350	6,135
ConAgra Foods Inc.	7.125%	10/1/26	1,515	1,915
ConAgra Foods Inc.	8.250%	9/15/30	675	955
ConAgra Foods Inc.	6.625%	8/15/39	5,500	6,852
ConAgra Foods Inc.	4.650%	1/25/43	4,500	4,395
Covidien International Finance SA	6.000%	10/15/17	4,332	4,956
Covidien International Finance SA	3.200%	6/15/22	10,869	10,973
Covidien International Finance SA	2.950%	6/15/23	8,500	8,269
Covidien International Finance SA	6.550%	10/15/37	3,199	4,195
CR Bard Inc.	1.375%	1/15/18	4,050	4,015
CR Bard Inc.	4.400%	1/15/21	2,220	2,418
Delhaize Group SA	6.500%	6/15/17	235	266
Delhaize Group SA	5.700%	10/1/40	14,041	14,955
DENTSPLY International Inc.	2.750%	8/15/16	100	104
DENTSPLY International Inc.	4.125%	8/15/21	125	131
Diageo Capital plc	0.625%	4/29/16	1,000	999
Diageo Capital plc	5.500%	9/30/16	425	469
Diageo Capital plc	1.500%	5/11/17	10,750	10,858
Diageo Capital plc	5.750%	10/23/17	8,676	9,891
Diageo Capital plc	4.828%	7/15/20	3,300	3,718
Diageo Capital plc	2.625%	4/29/23	16,000	15,293
Diageo Capital plc	5.875%	9/30/36	200	242
Diageo Capital plc	3.875%	4/29/43	1,200	1,111
Diageo Finance BV	5.300%	10/28/15	1,800	1,914
Diageo Investment Corp.	2.875%	5/11/22	7,575	7,502
Diageo Investment Corp.	7.450%	4/15/35	200	280
Diageo Investment Corp.	4.250%	5/11/42	3,650	3,580
Dignity Health California GO	3.125%	11/1/22	900	856
Dignity Health California GO	4.500%	11/1/42	4,600	4,246
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	3,045	3,147
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	1,920	2,256
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	7,785	7,929
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	2,475	2,427
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	1,300	1,249
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	425	594
Edwards Lifesciences Corp.	2.875%	10/15/18	950	970
Eli Lilly & Co.	5.200%	3/15/17	3,925	4,364
Eli Lilly & Co.	1.950%	3/15/19	3,500	3,524
Eli Lilly & Co.	5.500%	3/15/27	2,950	3,533
Eli Lilly & Co.	5.550%	3/15/37	6,100	7,256
Eli Lilly & Co.	5.950%	11/15/37	235	293
Eli Lilly & Co.	4.650%	6/15/44	4,600	4,836
Energizer Holdings Inc.	4.700%	5/19/21	1,325	1,364

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Energizer Holdings Inc.	4.700%	5/24/22	1,750	1,796
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,700	1,612
Estee Lauder Cos. Inc.	6.000%	5/15/37	200	244
Estee Lauder Cos. Inc.	3.700%	8/15/42	600	542
Express Scripts Holding Co.	3.125%	5/15/16	5,000	5,207
Express Scripts Holding Co.	3.500%	11/15/16	7,134	7,526
Express Scripts Holding Co.	2.650%	2/15/17	12,015	12,472
Express Scripts Holding Co.	4.750%	11/15/21	5,738	6,352
Express Scripts Holding Co.	3.900%	2/15/22	22,150	23,216
Express Scripts Holding Co.	6.125%	11/15/41	8,880	10,753
Flowers Foods Inc.	4.375%	4/1/22	1,500	1,574
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	600	565
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	2,600	2,445
Genentech Inc.	4.750%	7/15/15	800	836
Genentech Inc.	5.250%	7/15/35	4,720	5,450
General Mills Inc.	5.700%	2/15/17	2,525	2,826
General Mills Inc.	5.650%	2/15/19	8,175	9,469
General Mills Inc.	3.150%	12/15/21	11,875	12,118
General Mills Inc.	3.650%	2/15/24	2,725	2,786
General Mills Inc.	5.400%	6/15/40	4,505	5,069
Genzyme Corp.	3.625%	6/15/15	2,875	2,964
Gilead Sciences Inc.	3.050%	12/1/16	5,375	5,634
Gilead Sciences Inc.	2.050%	4/1/19	2,645	2,644
Gilead Sciences Inc.	4.500%	4/1/21	2,025	2,245
Gilead Sciences Inc.	4.400%	12/1/21	18,952	20,804
Gilead Sciences Inc.	3.700%	4/1/24	9,125	9,355
Gilead Sciences Inc.	5.650%	12/1/41	5,325	6,245
Gilead Sciences Inc.	4.800%	4/1/44	16,200	17,209
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	11,580	13,257
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	13,781	13,413
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	775	910
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	14,760	19,141
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	175	173
GlaxoSmithKline Capital plc	0.750%	5/8/15	4,475	4,493
GlaxoSmithKline Capital plc	1.500%	5/8/17	13,500	13,651
GlaxoSmithKline Capital plc	2.850%	5/8/22	7,725	7,621
Hasbro Inc.	6.300%	9/15/17	1,375	1,563
Hasbro Inc.	3.150%	5/15/21	6,650	6,698
Hasbro Inc.	6.350%	3/15/40	1,200	1,433
Hasbro Inc.	5.100%	5/15/44	4,750	4,897
Hershey Co.	5.450%	9/1/16	425	468
Hershey Co.	1.500%	11/1/16	2,125	2,167
Hershey Co.	4.125%	12/1/20	1,710	1,879
Hormel Foods Corp.	4.125%	4/15/21	625	678
Ingredion Inc.	3.200%	11/1/15	1,700	1,752
Ingredion Inc.	4.625%	11/1/20	890	965
Ingredion Inc.	6.625%	4/15/37	575	709
International Flavors & Fragrances Inc.	3.200%	5/1/23	525	510
JM Smucker Co.	3.500%	10/15/21	995	1,030
Johnson & Johnson	5.550%	8/15/17	2,050	2,333
Johnson & Johnson	5.150%	7/15/18	4,550	5,194
Johnson & Johnson	1.650%	12/5/18	1,250	1,256
Johnson & Johnson	2.950%	9/1/20	10,000	10,484
Johnson & Johnson	3.550%	5/15/21	2,325	2,505
Johnson & Johnson	6.730%	11/15/23	1,203	1,565
Johnson & Johnson	3.375%	12/5/23	1,250	1,305

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Johnson & Johnson	6.950%	9/1/29	1,300	1,831
Johnson & Johnson	4.950%	5/15/33	1,600	1,846
Johnson & Johnson	4.375%	12/5/33	3,835	4,130
Johnson & Johnson	5.950%	8/15/37	1,330	1,721
Johnson & Johnson	4.500%	9/1/40	1,370	1,480
Johnson & Johnson	4.500%	12/5/43	1,000	1,073
Kaiser Foundation Hospitals	3.500%	4/1/22	900	908
Kaiser Foundation Hospitals	4.875%	4/1/42	1,800	1,957
Kellogg Co.	4.450%	5/30/16	3,200	3,415
Kellogg Co.	1.875%	11/17/16	4,400	4,494
Kellogg Co.	4.000%	12/15/20	9,005	9,557
Kellogg Co.	7.450%	4/1/31	1,150	1,498
Kimberly-Clark Corp.	4.875%	8/15/15	1,875	1,969
Kimberly-Clark Corp.	6.125%	8/1/17	5,804	6,658
Kimberly-Clark Corp.	7.500%	11/1/18	800	988
Kimberly-Clark Corp.	3.625%	8/1/20	3,150	3,373
Kimberly-Clark Corp.	3.875%	3/1/21	2,940	3,171
Kimberly-Clark Corp.	2.400%	3/1/22	4,825	4,695
Kimberly-Clark Corp.	2.400%	6/1/23	1,600	1,518
Kimberly-Clark Corp.	6.625%	8/1/37	200	269
Kimberly-Clark Corp.	5.300%	3/1/41	1,950	2,274
Kimberly-Clark Corp.	3.700%	6/1/43	1,275	1,183
Koninklijke Philips NV	5.750%	3/11/18	2,725	3,107
Koninklijke Philips NV	3.750%	3/15/22	8,500	8,874
Koninklijke Philips NV	6.875%	3/11/38	4,795	6,384
Koninklijke Philips NV	5.000%	3/15/42	9,575	10,457
Kraft Foods Group Inc.	2.250%	6/5/17	2,150	2,207
Kraft Foods Group Inc.	6.125%	8/23/18	19,252	22,343
Kraft Foods Group Inc.	5.375%	2/10/20	2,539	2,889
Kraft Foods Group Inc.	3.500%	6/6/22	10,825	11,117
Kraft Foods Group Inc.	6.875%	1/26/39	150	196
Kraft Foods Group Inc.	6.500%	2/9/40	8,900	11,253
Kraft Foods Group Inc.	5.000%	6/4/42	5,375	5,736
Kroger Co.	3.900%	10/1/15	2,350	2,442
Kroger Co.	2.200%	1/15/17	6,775	6,950
Kroger Co.	6.400%	8/15/17	435	498
Kroger Co.	6.800%	12/15/18	2,400	2,853
Kroger Co.	2.300%	1/15/19	5,845	5,906
Kroger Co.	6.150%	1/15/20	650	763
Kroger Co.	3.300%	1/15/21	1,850	1,893
Kroger Co.	3.850%	8/1/23	2,500	2,565
Kroger Co.	7.700%	6/1/29	2,800	3,635
Kroger Co.	8.000%	9/15/29	8,675	11,507
Kroger Co.	7.500%	4/1/31	625	826
Kroger Co.	5.150%	8/1/43	1,000	1,079
Laboratory Corp. of America Holdings	5.625%	12/15/15	1,025	1,096
Laboratory Corp. of America Holdings	2.200%	8/23/17	9,175	9,337
Laboratory Corp. of America Holdings	2.500%	11/1/18	500	508
Laboratory Corp. of America Holdings	3.750%	8/23/22	725	733
Laboratory Corp. of America Holdings	4.000%	11/1/23	550	562
Life Technologies Corp.	3.500%	1/15/16	2,800	2,909
Life Technologies Corp.	6.000%	3/1/20	2,340	2,735
Life Technologies Corp.	5.000%	1/15/21	1,350	1,508
Lorillard Tobacco Co.	3.500%	8/4/16	13,355	13,969
Lorillard Tobacco Co.	2.300%	8/21/17	5,100	5,206
Lorillard Tobacco Co.	8.125%	6/23/19	2,825	3,520

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Lorillard Tobacco Co.	3.750%	5/20/23	2,475	2,445
Lorillard Tobacco Co.	8.125%	5/1/40	8,989	12,236
Lorillard Tobacco Co.	7.000%	8/4/41	1,550	1,898
Mattel Inc.	2.500%	11/1/16	1,125	1,161
Mattel Inc.	1.700%	3/15/18	550	548
Mattel Inc.	3.150%	3/15/23	750	733
Mattel Inc.	5.450%	11/1/41	845	918
3 Mayo Clinic	3.774%	11/15/43	1,125	1,040
3 Mayo Clinic	4.000%	11/15/47	1,125	1,064
McCormick & Co. Inc.	3.900%	7/15/21	875	942
McCormick & Co. Inc.	3.500%	9/1/23	1,400	1,452
McKesson Corp.	3.250%	3/1/16	1,628	1,694
McKesson Corp.	5.700%	3/1/17	5,000	5,595
McKesson Corp.	1.292%	3/10/17	1,000	1,002
McKesson Corp.	7.500%	2/15/19	550	675
McKesson Corp.	2.284%	3/15/19	5,500	5,518
McKesson Corp.	4.750%	3/1/21	1,740	1,937
McKesson Corp.	2.700%	12/15/22	5,600	5,345
McKesson Corp.	3.796%	3/15/24	2,000	2,044
McKesson Corp.	6.000%	3/1/41	5,500	6,627
McKesson Corp.	4.883%	3/15/44	2,650	2,757
Mead Johnson Nutrition Co.	4.900%	11/1/19	2,309	2,577
Mead Johnson Nutrition Co.	5.900%	11/1/39	1,135	1,354
Mead Johnson Nutrition Co.	4.600%	6/1/44	3,800	3,811
Medco Health Solutions Inc.	2.750%	9/15/15	3,025	3,097
Medco Health Solutions Inc.	7.125%	3/15/18	9,080	10,750
Medco Health Solutions Inc.	4.125%	9/15/20	590	633
Medtronic Inc.	4.750%	9/15/15	1,775	1,867
Medtronic Inc.	1.375%	4/1/18	6,845	6,795
Medtronic Inc.	5.600%	3/15/19	1,000	1,156
Medtronic Inc.	4.450%	3/15/20	1,650	1,827
Medtronic Inc.	4.125%	3/15/21	590	638
Medtronic Inc.	3.125%	3/15/22	17,680	17,851
Medtronic Inc.	3.625%	3/15/24	5,000	5,120
Medtronic Inc.	6.500%	3/15/39	500	648
Medtronic Inc.	5.550%	3/15/40	1,725	2,019
Medtronic Inc.	4.500%	3/15/42	4,875	4,983
Medtronic Inc.	4.625%	3/15/44	2,075	2,173
Memorial Sloan-Kettering Cancer Center
New York GO	5.000%	7/1/42	700	766
Memorial Sloan-Kettering Cancer Center
New York GO	4.125%	7/1/52	4,425	4,264
Merck & Co. Inc.	2.250%	1/15/16	3,850	3,956
Merck & Co. Inc.	6.000%	9/15/17	2,300	2,644
Merck & Co. Inc.	1.100%	1/31/18	3,775	3,718
Merck & Co. Inc.	2.400%	9/15/22	8,750	8,449
Merck & Co. Inc.	2.800%	5/18/23	18,000	17,524
Merck & Co. Inc.	6.500%	12/1/33	4,150	5,520
Merck & Co. Inc.	6.550%	9/15/37	5,015	6,714
Merck & Co. Inc.	3.600%	9/15/42	1,800	1,608
Merck & Co. Inc.	4.150%	5/18/43	6,175	6,041
Merck Sharp & Dohme Corp.	4.000%	6/30/15	2,590	2,686
Merck Sharp & Dohme Corp.	5.000%	6/30/19	7,845	8,934
Merck Sharp & Dohme Corp.	6.400%	3/1/28	4,550	5,845
Merck Sharp & Dohme Corp.	5.950%	12/1/28	775	971
Merck Sharp & Dohme Corp.	5.750%	11/15/36	325	398

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,025	1,256
Molson Coors Brewing Co.	2.000%	5/1/17	725	739
Molson Coors Brewing Co.	3.500%	5/1/22	800	810
Molson Coors Brewing Co.	5.000%	5/1/42	5,975	6,241
Mondelez International Inc.	4.125%	2/9/16	6,590	6,929
Mondelez International Inc.	6.500%	8/11/17	11,975	13,789
Mondelez International Inc.	6.125%	2/1/18	4,790	5,494
Mondelez International Inc.	5.375%	2/10/20	15,386	17,678
Mondelez International Inc.	4.000%	2/1/24	19,075	19,699
Mondelez International Inc.	6.500%	11/1/31	4,211	5,280
Mondelez International Inc.	6.500%	2/9/40	12,490	15,946
Mylan Inc.	1.800%	6/24/16	1,500	1,518
Mylan Inc.	1.350%	11/29/16	1,300	1,304
Mylan Inc.	2.600%	6/24/18	5,020	5,102
Mylan Inc.	2.550%	3/28/19	3,000	3,022
Mylan Inc.	4.200%	11/29/23	15,215	15,700
Mylan Inc.	5.400%	11/29/43	3,275	3,528
Newell Rubbermaid Inc.	2.050%	12/1/17	3,200	3,240
Newell Rubbermaid Inc.	4.000%	6/15/22	4,520	4,706
Novant Health Inc.	5.850%	11/1/19	2,125	2,471
Novant Health Inc.	4.371%	11/1/43	1,000	971
Novartis Capital Corp.	2.400%	9/21/22	26,175	25,181
Novartis Capital Corp.	3.700%	9/21/42	3,075	2,846
Novartis Capital Corp.	4.400%	5/6/44	10,540	10,949
Novartis Securities Investment Ltd.	5.125%	2/10/19	10,590	12,069
Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,700	1,772
Pepsi Bottling Group Inc.	7.000%	3/1/29	375	501
PepsiAmericas Inc.	5.000%	5/15/17	1,400	1,553
PepsiCo Inc.	0.750%	3/5/15	3,125	3,136
PepsiCo Inc.	0.700%	8/13/15	1,910	1,915
PepsiCo Inc.	2.500%	5/10/16	11,390	11,741
PepsiCo Inc.	1.250%	8/13/17	9,200	9,231
PepsiCo Inc.	5.000%	6/1/18	425	479
PepsiCo Inc.	7.900%	11/1/18	1,575	1,964
PepsiCo Inc.	2.250%	1/7/19	3,050	3,113
PepsiCo Inc.	4.500%	1/15/20	2,800	3,134
PepsiCo Inc.	3.125%	11/1/20	4,925	5,128
PepsiCo Inc.	3.000%	8/25/21	11,530	11,713
PepsiCo Inc.	2.750%	3/5/22	16,050	15,871
PepsiCo Inc.	2.750%	3/1/23	10,000	9,763
PepsiCo Inc.	3.600%	3/1/24	1,200	1,238
PepsiCo Inc.	5.500%	1/15/40	1,425	1,669
PepsiCo Inc.	4.875%	11/1/40	4,285	4,642
PepsiCo Inc.	4.000%	3/5/42	6,600	6,301
PerkinElmer Inc.	5.000%	11/15/21	1,410	1,525
6 Perrigo Co. plc	1.300%	11/8/16	200	200
6 Perrigo Co. plc	4.000%	11/15/23	14,216	14,423
6 Perrigo Co. plc	5.300%	11/15/43	3,575	3,819
Pfizer Inc.	1.100%	5/15/17	2,000	2,006
Pfizer Inc.	1.500%	6/15/18	5,675	5,656
Pfizer Inc.	6.200%	3/15/19	24,670	29,297
Pfizer Inc.	2.100%	5/15/19	3,500	3,523
Pfizer Inc.	3.400%	5/15/24	4,000	4,059
Pfizer Inc.	7.200%	3/15/39	9,940	14,009
Pfizer Inc.	4.300%	6/15/43	7,300	7,359
Pfizer Inc.	4.400%	5/15/44	3,000	3,065

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pharmacia Corp.	6.500%	12/1/18	6,000	7,157
Pharmacia Corp.	6.600%	12/1/28	1,798	2,340
Philip Morris International Inc.	2.500%	5/16/16	5,000	5,178
Philip Morris International Inc.	1.625%	3/20/17	3,250	3,301
Philip Morris International Inc.	1.125%	8/21/17	5,575	5,557
Philip Morris International Inc.	5.650%	5/16/18	11,040	12,671
Philip Morris International Inc.	4.500%	3/26/20	575	641
Philip Morris International Inc.	4.125%	5/17/21	2,758	2,988
Philip Morris International Inc.	2.900%	11/15/21	1,500	1,511
Philip Morris International Inc.	2.500%	8/22/22	3,000	2,904
Philip Morris International Inc.	2.625%	3/6/23	5,125	4,974
Philip Morris International Inc.	3.600%	11/15/23	550	568
Philip Morris International Inc.	6.375%	5/16/38	5,600	7,164
Philip Morris International Inc.	4.375%	11/15/41	3,155	3,152
Philip Morris International Inc.	4.500%	3/20/42	10,620	10,821
Philip Morris International Inc.	3.875%	8/21/42	125	117
Philip Morris International Inc.	4.125%	3/4/43	2,850	2,749
Philip Morris International Inc.	4.875%	11/15/43	6,725	7,247
3 Procter & Gamble - Esop	9.360%	1/1/21	2,322	2,977
Procter & Gamble Co.	1.800%	11/15/15	6,925	7,060
Procter & Gamble Co.	1.450%	8/15/16	9,645	9,807
Procter & Gamble Co.	4.700%	2/15/19	10,265	11,584
Procter & Gamble Co.	2.300%	2/6/22	5,164	5,032
Procter & Gamble Co.	6.450%	1/15/26	12,750	16,629
Procter & Gamble Co.	5.500%	2/1/34	5,000	6,026
Procter & Gamble Co.	5.800%	8/15/34	250	313
Procter & Gamble Co.	5.550%	3/5/37	4,345	5,276
Quest Diagnostics Inc.	5.450%	11/1/15	4,000	4,238
Quest Diagnostics Inc.	6.400%	7/1/17	175	199
Quest Diagnostics Inc.	2.700%	4/1/19	7,475	7,562
Quest Diagnostics Inc.	4.750%	1/30/20	2,500	2,715
Quest Diagnostics Inc.	4.700%	4/1/21	1,335	1,445
Quest Diagnostics Inc.	4.250%	4/1/24	2,550	2,602
Quest Diagnostics Inc.	6.950%	7/1/37	1,460	1,773
Reynolds American Inc.	1.050%	10/30/15	2,125	2,127
Reynolds American Inc.	6.750%	6/15/17	2,725	3,130
Reynolds American Inc.	7.750%	6/1/18	1,000	1,205
Reynolds American Inc.	3.250%	11/1/22	5,850	5,637
Reynolds American Inc.	4.850%	9/15/23	900	964
Reynolds American Inc.	7.250%	6/15/37	675	846
Reynolds American Inc.	4.750%	11/1/42	7,025	6,688
Reynolds American Inc.	6.150%	9/15/43	725	830
Safeway Inc.	3.400%	12/1/16	7,831	8,222
Safeway Inc.	6.350%	8/15/17	1,325	1,510
Safeway Inc.	5.000%	8/15/19	1,520	1,592
Safeway Inc.	4.750%	12/1/21	575	590
Safeway Inc.	7.250%	2/1/31	2,770	2,887
Sanofi	2.625%	3/29/16	10,800	11,187
Sanofi	1.250%	4/10/18	5,000	4,940
Sanofi	4.000%	3/29/21	8,865	9,586
St. Jude Medical Inc.	2.500%	1/15/16	1,475	1,516
St. Jude Medical Inc.	3.250%	4/15/23	18,100	17,972
St. Jude Medical Inc.	4.750%	4/15/43	8,575	8,791
Stryker Corp.	3.000%	1/15/15	800	812
Stryker Corp.	2.000%	9/30/16	2,285	2,346
Stryker Corp.	4.375%	1/15/20	700	774

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Stryker Corp.	3.375%	5/15/24	9,500	9,438
Stryker Corp.	4.375%	5/15/44	3,150	3,126
Sysco Corp.	5.250%	2/12/18	8,095	9,058
Sysco Corp.	2.600%	6/12/22	2,325	2,259
Sysco Corp.	5.375%	9/21/35	1,948	2,234
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	2,060	2,125
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	8,398	8,609
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	17,225	16,508
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	5,000	6,021
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,575	10,342
Thermo Fisher Scientific Inc.	3.250%	11/20/14	5,000	5,055
Thermo Fisher Scientific Inc.	2.250%	8/15/16	1,845	1,894
Thermo Fisher Scientific Inc.	1.300%	2/1/17	825	826
Thermo Fisher Scientific Inc.	1.850%	1/15/18	3,000	3,015
Thermo Fisher Scientific Inc.	2.400%	2/1/19	245	247
Thermo Fisher Scientific Inc.	4.700%	5/1/20	525	578
Thermo Fisher Scientific Inc.	4.500%	3/1/21	8,450	9,267
Thermo Fisher Scientific Inc.	3.600%	8/15/21	5,000	5,187
Thermo Fisher Scientific Inc.	3.150%	1/15/23	450	444
Thermo Fisher Scientific Inc.	4.150%	2/1/24	2,125	2,220
Thermo Fisher Scientific Inc.	5.300%	2/1/44	600	662
Tupperware Brands Corp.	4.750%	6/1/21	2,000	2,153
Tyson Foods Inc.	4.500%	6/15/22	5,350	5,624
Unilever Capital Corp.	0.850%	8/2/17	9,885	9,810
Unilever Capital Corp.	4.800%	2/15/19	200	225
Unilever Capital Corp.	2.200%	3/6/19	2,955	2,999
Unilever Capital Corp.	4.250%	2/10/21	10,810	11,904
Unilever Capital Corp.	5.900%	11/15/32	3,025	3,925
UST LLC	5.750%	3/1/18	1,975	2,246
Whirlpool Corp.	1.350%	3/1/17	1,400	1,405
Whirlpool Corp.	4.700%	6/1/22	4,700	5,103
Whirlpool Corp.	4.000%	3/1/24	2,500	2,572
Whirlpool Corp.	5.150%	3/1/43	1,475	1,567
Wyeth LLC	5.500%	2/15/16	5,515	5,952
Wyeth LLC	5.450%	4/1/17	2,950	3,294
Wyeth LLC	6.450%	2/1/24	2,775	3,430
Wyeth LLC	6.500%	2/1/34	3,100	4,050
Wyeth LLC	6.000%	2/15/36	3,700	4,627
Wyeth LLC	5.950%	4/1/37	8,190	10,028
Zimmer Holdings Inc.	1.400%	11/30/14	850	853
Zimmer Holdings Inc.	4.625%	11/30/19	2,495	2,763
Zimmer Holdings Inc.	3.375%	11/30/21	800	815
Zimmer Holdings Inc.	5.750%	11/30/39	1,600	1,853
Zoetis Inc.	1.150%	2/1/16	975	980
Zoetis Inc.	1.875%	2/1/18	6,350	6,369
Zoetis Inc.	3.250%	2/1/23	11,110	11,000
Zoetis Inc.	4.700%	2/1/43	6,590	6,682

Energy (1.9%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,425	1,853
Anadarko Finance Co.	7.500%	5/1/31	7,125	9,709
Anadarko Petroleum Corp.	5.950%	9/15/16	11,530	12,771
Anadarko Petroleum Corp.	6.375%	9/15/17	5,000	5,752
Anadarko Petroleum Corp.	8.700%	3/15/19	4,045	5,209
Anadarko Petroleum Corp.	6.950%	6/15/19	450	551
Anadarko Petroleum Corp.	6.450%	9/15/36	13,630	17,356

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anadarko Petroleum Corp.	7.950%	6/15/39	200	300
Apache Corp.	5.625%	1/15/17	250	278
Apache Corp.	1.750%	4/15/17	2,100	2,137
Apache Corp.	6.900%	9/15/18	9,745	11,686
Apache Corp.	3.625%	2/1/21	6,560	6,946
Apache Corp.	3.250%	4/15/22	2,751	2,831
Apache Corp.	6.000%	1/15/37	9,775	11,931
Apache Corp.	5.100%	9/1/40	8,325	9,141
Apache Corp.	5.250%	2/1/42	740	831
Apache Corp.	4.750%	4/15/43	7,099	7,453
Apache Corp.	4.250%	1/15/44	1,100	1,083
Baker Hughes Inc.	7.500%	11/15/18	3,365	4,142
Baker Hughes Inc.	3.200%	8/15/21	10,570	10,908
Baker Hughes Inc.	6.875%	1/15/29	300	400
Baker Hughes Inc.	5.125%	9/15/40	6,140	6,972
BJ Services Co.	6.000%	6/1/18	150	172
BP Capital Markets plc	3.125%	10/1/15	6,500	6,714
BP Capital Markets plc	0.700%	11/6/15	2,500	2,506
BP Capital Markets plc	3.200%	3/11/16	9,495	9,917
BP Capital Markets plc	2.248%	11/1/16	5,775	5,955
BP Capital Markets plc	1.846%	5/5/17	4,200	4,289
BP Capital Markets plc	1.625%	8/17/17	325	328
BP Capital Markets plc	1.375%	11/6/17	1,000	1,001
BP Capital Markets plc	1.375%	5/10/18	4,000	3,962
BP Capital Markets plc	2.241%	9/26/18	6,650	6,761
BP Capital Markets plc	4.750%	3/10/19	5,675	6,365
BP Capital Markets plc	2.237%	5/10/19	6,000	6,044
BP Capital Markets plc	4.500%	10/1/20	12,150	13,481
BP Capital Markets plc	4.742%	3/11/21	10,315	11,533
BP Capital Markets plc	3.561%	11/1/21	22,520	23,476
BP Capital Markets plc	3.245%	5/6/22	7,200	7,280
BP Capital Markets plc	2.500%	11/6/22	7,675	7,310
BP Capital Markets plc	2.750%	5/10/23	6,800	6,544
BP Capital Markets plc	3.994%	9/26/23	2,700	2,841
BP Capital Markets plc	3.814%	2/10/24	2,500	2,588
Burlington Resources Finance Co.	7.200%	8/15/31	975	1,349
Burlington Resources Finance Co.	7.400%	12/1/31	1,775	2,496
Cameron International Corp.	6.375%	7/15/18	7,875	9,181
Cameron International Corp.	3.700%	6/15/24	2,500	2,524
Cameron International Corp.	7.000%	7/15/38	440	576
Cameron International Corp.	5.125%	12/15/43	2,100	2,227
Canadian Natural Resources Ltd.	6.000%	8/15/16	1,150	1,270
Canadian Natural Resources Ltd.	5.700%	5/15/17	1,935	2,172
Canadian Natural Resources Ltd.	3.450%	11/15/21	8,365	8,666
Canadian Natural Resources Ltd.	3.800%	4/15/24	5,345	5,503
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,875	2,465
Canadian Natural Resources Ltd.	6.450%	6/30/33	2,025	2,535
Canadian Natural Resources Ltd.	5.850%	2/1/35	350	410
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,200	2,791
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,725	2,139
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,500	1,961
Cenovus Energy Inc.	5.700%	10/15/19	8,550	9,920
Cenovus Energy Inc.	3.000%	8/15/22	3,300	3,250
Cenovus Energy Inc.	3.800%	9/15/23	5,000	5,163
Cenovus Energy Inc.	6.750%	11/15/39	3,525	4,602
Cenovus Energy Inc.	4.450%	9/15/42	3,400	3,367

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cenovus Energy Inc.	5.200%	9/15/43	4,700	5,166
Chevron Corp.	0.889%	6/24/16	6,325	6,367
Chevron Corp.	1.104%	12/5/17	2,775	2,761
Chevron Corp.	1.718%	6/24/18	12,575	12,676
Chevron Corp.	4.950%	3/3/19	2,750	3,132
Chevron Corp.	2.355%	12/5/22	9,125	8,760
Chevron Corp.	3.191%	6/24/23	5,500	5,581
Conoco Funding Co.	7.250%	10/15/31	2,225	3,138
ConocoPhillips	4.600%	1/15/15	11,640	11,899
ConocoPhillips	6.650%	7/15/18	2,475	2,957
ConocoPhillips	5.750%	2/1/19	8,690	10,122
ConocoPhillips	6.000%	1/15/20	2,845	3,388
ConocoPhillips	5.900%	10/15/32	725	901
ConocoPhillips	5.900%	5/15/38	1,370	1,723
ConocoPhillips	6.500%	2/1/39	12,438	16,608
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	4,525	5,012
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	3,025	3,842
ConocoPhillips Co.	1.050%	12/15/17	4,000	3,962
ConocoPhillips Co.	2.400%	12/15/22	5,875	5,646
ConocoPhillips Holding Co.	6.950%	4/15/29	2,850	3,900
Continental Resources Inc.	5.000%	9/15/22	14,975	16,293
Continental Resources Inc.	4.500%	4/15/23	8,200	8,755
6 Continental Resources Inc.	3.800%	6/1/24	12,040	12,125
6 Continental Resources Inc.	4.900%	6/1/44	2,950	3,039
Devon Energy Corp.	2.400%	7/15/16	800	824
Devon Energy Corp.	6.300%	1/15/19	3,275	3,853
Devon Energy Corp.	4.000%	7/15/21	2,000	2,124
Devon Energy Corp.	3.250%	5/15/22	26,325	26,537
Devon Energy Corp.	7.950%	4/15/32	1,350	1,907
Devon Energy Corp.	5.600%	7/15/41	3,645	4,211
Devon Energy Corp.	4.750%	5/15/42	6,650	6,922
Devon Financing Co. LLC	7.875%	9/30/31	9,125	12,803
Diamond Offshore Drilling Inc.	4.875%	7/1/15	2,275	2,376
Diamond Offshore Drilling Inc.	5.875%	5/1/19	2,733	3,185
Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,690	5,296
Diamond Offshore Drilling Inc.	4.875%	11/1/43	5,000	5,042
Encana Corp.	5.900%	12/1/17	2,275	2,594
Encana Corp.	3.900%	11/15/21	11,885	12,609
Encana Corp.	7.200%	11/1/31	1,800	2,304
Encana Corp.	6.500%	8/15/34	2,925	3,605
Encana Corp.	6.625%	8/15/37	4,950	6,195
Eni USA Inc.	7.300%	11/15/27	175	234
Ensco plc	3.250%	3/15/16	6,335	6,592
Ensco plc	4.700%	3/15/21	15,575	16,950
EOG Resources Inc.	2.500%	2/1/16	705	725
EOG Resources Inc.	5.875%	9/15/17	2,200	2,511
EOG Resources Inc.	5.625%	6/1/19	3,350	3,897
EOG Resources Inc.	4.400%	6/1/20	1,880	2,082
EOG Resources Inc.	4.100%	2/1/21	9,450	10,288
EOG Resources Inc.	2.625%	3/15/23	6,750	6,500
EQT Corp.	6.500%	4/1/18	3,175	3,614
EQT Corp.	8.125%	6/1/19	2,975	3,714
EQT Corp.	4.875%	11/15/21	2,500	2,723
FMC Technologies Inc.	2.000%	10/1/17	2,500	2,534
FMC Technologies Inc.	3.450%	10/1/22	1,400	1,386
Global Marine Inc.	7.000%	6/1/28	5,850	6,559

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Halliburton Co.	1.000%	8/1/16	4,625	4,650
Halliburton Co.	2.000%	8/1/18	4,625	4,674
Halliburton Co.	5.900%	9/15/18	1,005	1,170
Halliburton Co.	6.150%	9/15/19	800	954
Halliburton Co.	3.250%	11/15/21	4,235	4,386
Halliburton Co.	3.500%	8/1/23	7,650	7,840
Halliburton Co.	6.700%	9/15/38	5,720	7,707
Halliburton Co.	7.450%	9/15/39	1,859	2,684
Halliburton Co.	4.500%	11/15/41	1,245	1,295
Halliburton Co.	4.750%	8/1/43	4,200	4,518
Hess Corp.	8.125%	2/15/19	9,829	12,378
Hess Corp.	3.500%	7/15/24	1,600	1,602
Hess Corp.	7.875%	10/1/29	1,450	1,995
Hess Corp.	7.300%	8/15/31	950	1,261
Hess Corp.	7.125%	3/15/33	1,525	2,023
Hess Corp.	6.000%	1/15/40	8,325	9,979
Hess Corp.	5.600%	2/15/41	2,455	2,837
Husky Energy Inc.	6.150%	6/15/19	200	233
Husky Energy Inc.	7.250%	12/15/19	2,020	2,514
Husky Energy Inc.	3.950%	4/15/22	1,300	1,376
Husky Energy Inc.	6.800%	9/15/37	5,510	7,294
Kerr-McGee Corp.	6.950%	7/1/24	3,300	4,233
Kerr-McGee Corp.	7.875%	9/15/31	875	1,238
Marathon Oil Corp.	6.000%	10/1/17	17,810	20,357
Marathon Oil Corp.	5.900%	3/15/18	1,228	1,405
Marathon Oil Corp.	2.800%	11/1/22	5,400	5,242
Marathon Oil Corp.	6.800%	3/15/32	2,670	3,379
Marathon Oil Corp.	6.600%	10/1/37	4,800	6,177
Marathon Petroleum Corp.	3.500%	3/1/16	1,000	1,044
Marathon Petroleum Corp.	5.125%	3/1/21	400	453
Marathon Petroleum Corp.	6.500%	3/1/41	6,089	7,497
Murphy Oil Corp.	2.500%	12/1/17	3,100	3,174
Murphy Oil Corp.	3.700%	12/1/22	1,400	1,393
Murphy Oil Corp.	7.050%	5/1/29	2,000	2,415
Murphy Oil Corp.	5.125%	12/1/42	875	865
Nabors Industries Inc.	2.350%	9/15/16	1,275	1,308
Nabors Industries Inc.	6.150%	2/15/18	9,545	10,917
Nabors Industries Inc.	9.250%	1/15/19	875	1,128
Nabors Industries Inc.	5.000%	9/15/20	5,985	6,716
Nabors Industries Inc.	5.100%	9/15/23	4,025	4,420
National Oilwell Varco Inc.	1.350%	12/1/17	1,875	1,874
National Oilwell Varco Inc.	2.600%	12/1/22	15,465	14,892
National Oilwell Varco Inc.	3.950%	12/1/42	1,400	1,331
Noble Energy Inc.	8.250%	3/1/19	7,953	10,030
Noble Energy Inc.	4.150%	12/15/21	12,300	13,184
Noble Energy Inc.	8.000%	4/1/27	4,895	6,581
Noble Energy Inc.	5.250%	11/15/43	8,060	8,870
Noble Holding International Ltd.	3.050%	3/1/16	440	454
Noble Holding International Ltd.	2.500%	3/15/17	2,400	2,454
Noble Holding International Ltd.	4.900%	8/1/20	1,891	2,085
Noble Holding International Ltd.	3.950%	3/15/22	3,250	3,325
Noble Holding International Ltd.	6.200%	8/1/40	1,400	1,601
Noble Holding International Ltd.	6.050%	3/1/41	2,500	2,816
Noble Holding International Ltd.	5.250%	3/15/42	2,475	2,552
Occidental Petroleum Corp.	2.500%	2/1/16	3,355	3,457
Occidental Petroleum Corp.	4.125%	6/1/16	2,620	2,793

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Occidental Petroleum Corp.	1.750%	2/15/17	15,100	15,376
Occidental Petroleum Corp.	1.500%	2/15/18	4,650	4,642
Occidental Petroleum Corp.	4.100%	2/1/21	11,060	12,020
Occidental Petroleum Corp.	3.125%	2/15/22	7,725	7,831
Occidental Petroleum Corp.	2.700%	2/15/23	5,325	5,172
Petro-Canada	6.050%	5/15/18	7,250	8,384
Petro-Canada	7.875%	6/15/26	500	676
Petro-Canada	7.000%	11/15/28	475	616
Petro-Canada	5.350%	7/15/33	1,425	1,594
Petro-Canada	5.950%	5/15/35	8,455	10,026
Petro-Canada	6.800%	5/15/38	5,525	7,313
Petrohawk Energy Corp.	7.250%	8/15/18	3,400	3,551
Petrohawk Energy Corp.	6.250%	6/1/19	6,300	6,804
Phillips 66	2.950%	5/1/17	7,425	7,781
Phillips 66	4.300%	4/1/22	21,885	23,659
Phillips 66	5.875%	5/1/42	6,400	7,638
Pioneer Natural Resources Co.	6.875%	5/1/18	1,175	1,389
Pioneer Natural Resources Co.	3.950%	7/15/22	12,810	13,464
Pioneer Natural Resources Co.	7.200%	1/15/28	4,378	5,585
Pride International Inc.	6.875%	8/15/20	6,000	7,295
Pride International Inc.	7.875%	8/15/40	3,000	4,400
Rowan Cos. Inc.	7.875%	8/1/19	2,175	2,665
Rowan Cos. Inc.	4.875%	6/1/22	6,250	6,717
Rowan Cos. Inc.	4.750%	1/15/24	1,150	1,217
Rowan Cos. Inc.	5.850%	1/15/44	1,850	1,995
Schlumberger Investment SA	3.650%	12/1/23	17,788	18,473
Shell International Finance BV	3.100%	6/28/15	14,300	14,690
Shell International Finance BV	3.250%	9/22/15	1,400	1,449
Shell International Finance BV	0.625%	12/4/15	4,000	4,012
Shell International Finance BV	5.200%	3/22/17	4,150	4,611
Shell International Finance BV	1.125%	8/21/17	1,950	1,946
Shell International Finance BV	1.900%	8/10/18	6,175	6,246
Shell International Finance BV	2.000%	11/15/18	1,725	1,748
Shell International Finance BV	4.300%	9/22/19	8,300	9,220
Shell International Finance BV	2.375%	8/21/22	11,865	11,430
Shell International Finance BV	2.250%	1/6/23	3,250	3,056
Shell International Finance BV	3.400%	8/12/23	11,500	11,741
Shell International Finance BV	6.375%	12/15/38	12,942	16,980
Shell International Finance BV	5.500%	3/25/40	1,525	1,819
Shell International Finance BV	3.625%	8/21/42	4,200	3,803
Shell International Finance BV	4.550%	8/12/43	5,825	6,105
Southwestern Energy Co.	7.500%	2/1/18	4,125	4,919
Southwestern Energy Co.	4.100%	3/15/22	4,650	4,926
Suncor Energy Inc.	6.100%	6/1/18	4,475	5,195
Suncor Energy Inc.	7.150%	2/1/32	3,625	4,896
Suncor Energy Inc.	5.950%	12/1/34	175	210
Suncor Energy Inc.	6.500%	6/15/38	15,820	20,346
Suncor Energy Inc.	6.850%	6/1/39	2,455	3,278
Talisman Energy Inc.	7.750%	6/1/19	11,525	14,282
Talisman Energy Inc.	5.850%	2/1/37	300	328
Talisman Energy Inc.	5.500%	5/15/42	5,000	5,373
Tosco Corp.	7.800%	1/1/27	315	439
Tosco Corp.	8.125%	2/15/30	4,950	7,281
Total Capital Canada Ltd.	1.450%	1/15/18	10,455	10,470
Total Capital Canada Ltd.	2.750%	7/15/23	6,800	6,612

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Total Capital International SA	0.750%	1/25/16	3,400	3,412
Total Capital International SA	1.000%	8/12/16	4,000	4,023
Total Capital International SA	1.500%	2/17/17	1,075	1,088
Total Capital International SA	1.550%	6/28/17	8,350	8,443
Total Capital International SA	2.125%	1/10/19	8,000	8,116
Total Capital International SA	2.100%	6/19/19	11,500	11,523
Total Capital International SA	2.750%	6/19/21	12,625	12,775
Total Capital International SA	2.875%	2/17/22	11,375	11,338
Total Capital International SA	2.700%	1/25/23	7,550	7,306
Total Capital International SA	3.700%	1/15/24	3,625	3,754
Total Capital International SA	3.750%	4/10/24	6,075	6,310
Total Capital SA	2.300%	3/15/16	7,265	7,476
Total Capital SA	2.125%	8/10/18	3,500	3,558
Total Capital SA	4.450%	6/24/20	5,075	5,654
Total Capital SA	4.125%	1/28/21	2,805	3,051
Transocean Inc.	4.950%	11/15/15	9,650	10,170
Transocean Inc.	5.050%	12/15/16	5,000	5,432
Transocean Inc.	6.000%	3/15/18	7,325	8,273
Transocean Inc.	6.500%	11/15/20	5,015	5,799
Transocean Inc.	6.375%	12/15/21	14,188	16,396
Transocean Inc.	3.800%	10/15/22	9,051	8,941
Transocean Inc.	7.500%	4/15/31	1,575	1,899
Transocean Inc.	6.800%	3/15/38	2,925	3,331
Transocean Inc.	7.350%	12/15/41	575	726
Valero Energy Corp.	6.125%	6/15/17	7,655	8,718
Valero Energy Corp.	9.375%	3/15/19	2,650	3,485
Valero Energy Corp.	6.125%	2/1/20	3,950	4,669
Valero Energy Corp.	7.500%	4/15/32	3,775	4,968
Valero Energy Corp.	6.625%	6/15/37	10,181	12,616
Weatherford International LLC	6.350%	6/15/17	7,593	8,614
Weatherford International LLC	6.800%	6/15/37	250	304
Weatherford International Ltd.	5.500%	2/15/16	2,000	2,147
Weatherford International Ltd.	6.000%	3/15/18	1,890	2,145
Weatherford International Ltd.	9.625%	3/1/19	5,200	6,821
Weatherford International Ltd.	4.500%	4/15/22	7,650	8,144
Weatherford International Ltd.	6.500%	8/1/36	2,750	3,256
Weatherford International Ltd.	7.000%	3/15/38	2,480	3,072
Weatherford International Ltd.	6.750%	9/15/40	2,595	3,179
Weatherford International Ltd.	5.950%	4/15/42	7,450	8,432
XTO Energy Inc.	6.250%	8/1/17	6,250	7,209
XTO Energy Inc.	5.500%	6/15/18	100	115

Other Industrial (0.1%)
California Institute of Technology GO	4.700%	11/1/11	5,700	5,558
Cintas Corp. No 2	6.125%	12/1/17	1,825	2,069
Cintas Corp. No 2	3.250%	6/1/22	1,725	1,713
Fluor Corp.	3.375%	9/15/21	1,500	1,547
Howard Hughes Medical Institute	3.500%	9/1/23	3,975	4,093
3 Johns Hopkins University Maryland GO	4.083%	7/1/53	3,700	3,605
Massachusetts Institute of Technology GO	4.678%	7/1/14	15,000	15,932
Massachusetts Institute of Technology GO	5.600%	7/1/11	4,250	5,262
3 Northwestern University Illinois GO	4.643%	12/1/44	3,875	4,217
President & Fellows of Harvard College
Massachusetts GO	3.619%	10/1/37	3,150	2,992
University of Pennsylvania GO	4.674%	9/1/12	5,500	5,457

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
URS Corp.	3.850%	4/1/17	2,000	2,086
URS Corp.	5.000%	4/1/22	3,600	3,672
Yale University Connecticut GO	2.086%	4/15/19	8,000	8,112

Technology (1.4%)
Adobe Systems Inc.	4.750%	2/1/20	1,275	1,418
Agilent Technologies Inc.	5.500%	9/14/15	1,300	1,373
Agilent Technologies Inc.	6.500%	11/1/17	9,575	11,002
Agilent Technologies Inc.	3.200%	10/1/22	4,315	4,189
Agilent Technologies Inc.	3.875%	7/15/23	4,500	4,549
Altera Corp.	1.750%	5/15/17	1,250	1,264
Altera Corp.	2.500%	11/15/18	12,675	12,876
Altera Corp.	4.100%	11/15/23	6,000	6,230
Amphenol Corp.	2.550%	1/30/19	9,225	9,361
Analog Devices Inc.	3.000%	4/15/16	875	907
Analog Devices Inc.	2.875%	6/1/23	2,600	2,487
Apple Inc.	0.450%	5/3/16	7,200	7,185
Apple Inc.	1.050%	5/5/17	14,400	14,416
Apple Inc.	1.000%	5/3/18	11,750	11,502
Apple Inc.	2.100%	5/6/19	11,350	11,413
Apple Inc.	2.850%	5/6/21	16,825	16,978
Apple Inc.	2.400%	5/3/23	30,575	28,924
Apple Inc.	3.450%	5/6/24	16,900	17,022
Apple Inc.	3.850%	5/4/43	21,375	19,690
Apple Inc.	4.450%	5/6/44	4,300	4,328
Applied Materials Inc.	2.650%	6/15/16	525	544
Applied Materials Inc.	4.300%	6/15/21	4,840	5,269
Applied Materials Inc.	5.850%	6/15/41	5,460	6,376
Arrow Electronics Inc.	3.375%	11/1/15	1,225	1,264
Arrow Electronics Inc.	5.125%	3/1/21	515	561
Arrow Electronics Inc.	4.500%	3/1/23	3,450	3,605
Autodesk Inc.	1.950%	12/15/17	5,300	5,351
Autodesk Inc.	3.600%	12/15/22	825	819
Avnet Inc.	6.625%	9/15/16	225	250
Avnet Inc.	5.875%	6/15/20	4,300	4,850
Avnet Inc.	4.875%	12/1/22	1,450	1,544
Baidu Inc.	2.250%	11/28/17	7,700	7,796
Baidu Inc.	2.750%	6/9/19	2,500	2,505
Baidu Inc.	3.500%	11/28/22	7,200	7,075
Broadcom Corp.	2.700%	11/1/18	5,385	5,575
Broadcom Corp.	2.500%	8/15/22	10,953	10,361
Broadridge Financial Solutions Inc.	3.950%	9/1/20	650	679
CA Inc.	5.375%	12/1/19	3,545	3,987
Cisco Systems Inc.	5.500%	2/22/16	11,783	12,732
Cisco Systems Inc.	1.100%	3/3/17	4,850	4,864
Cisco Systems Inc.	3.150%	3/14/17	11,975	12,642
Cisco Systems Inc.	4.950%	2/15/19	5,975	6,752
Cisco Systems Inc.	2.125%	3/1/19	12,875	12,964
Cisco Systems Inc.	4.450%	1/15/20	8,300	9,209
Cisco Systems Inc.	2.900%	3/4/21	1,300	1,323
Cisco Systems Inc.	3.625%	3/4/24	4,000	4,109
Cisco Systems Inc.	5.900%	2/15/39	1,600	1,942
Cisco Systems Inc.	5.500%	1/15/40	21,870	25,423
Computer Sciences Corp.	2.500%	9/15/15	100	102
Computer Sciences Corp.	6.500%	3/15/18	400	463
Corning Inc.	6.625%	5/15/19	275	331

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Corning Inc.	3.700%	11/15/23	8,650	8,924
Corning Inc.	7.250%	8/15/36	100	127
Corning Inc.	4.700%	3/15/37	4,000	4,182
Corning Inc.	5.750%	8/15/40	7,135	8,557
Dun & Bradstreet Corp.	2.875%	11/15/15	350	360
Dun & Bradstreet Corp.	4.375%	12/1/22	950	974
EMC Corp.	1.875%	6/1/18	12,185	12,266
EMC Corp.	2.650%	6/1/20	10,620	10,690
EMC Corp.	3.375%	6/1/23	14,825	15,021
Equifax Inc.	6.300%	7/1/17	425	481
Equifax Inc.	7.000%	7/1/37	1,250	1,587
Fidelity National Information Services Inc.	2.000%	4/15/18	925	918
Fidelity National Information Services Inc.	5.000%	3/15/22	7,850	8,292
Fidelity National Information Services Inc.	3.500%	4/15/23	11,429	11,239
Fiserv Inc.	3.125%	10/1/15	1,000	1,029
Fiserv Inc.	3.125%	6/15/16	3,415	3,547
Fiserv Inc.	6.800%	11/20/17	2,525	2,923
Fiserv Inc.	3.500%	10/1/22	2,425	2,433
Google Inc.	2.125%	5/19/16	375	386
Google Inc.	3.625%	5/19/21	3,325	3,553
Harris Corp.	5.950%	12/1/17	1,300	1,479
Harris Corp.	6.375%	6/15/19	250	289
Harris Corp.	4.400%	12/15/20	2,675	2,855
Harris Corp.	6.150%	12/15/40	750	882
Hewlett-Packard Co.	2.125%	9/13/15	4,275	4,348
Hewlett-Packard Co.	2.650%	6/1/16	1,050	1,084
Hewlett-Packard Co.	3.000%	9/15/16	1,850	1,926
Hewlett-Packard Co.	3.300%	12/9/16	1,425	1,497
Hewlett-Packard Co.	5.400%	3/1/17	2,100	2,328
Hewlett-Packard Co.	2.600%	9/15/17	9,210	9,523
Hewlett-Packard Co.	5.500%	3/1/18	4,200	4,755
Hewlett-Packard Co.	2.750%	1/14/19	2,750	2,821
Hewlett-Packard Co.	3.750%	12/1/20	12,550	13,074
Hewlett-Packard Co.	4.300%	6/1/21	3,680	3,924
Hewlett-Packard Co.	4.375%	9/15/21	16,375	17,523
Hewlett-Packard Co.	4.650%	12/9/21	16,965	18,460
Hewlett-Packard Co.	6.000%	9/15/41	7,895	9,073
Intel Corp.	1.950%	10/1/16	5,200	5,337
Intel Corp.	1.350%	12/15/17	28,105	28,105
Intel Corp.	3.300%	10/1/21	2,000	2,069
Intel Corp.	2.700%	12/15/22	10,000	9,717
Intel Corp.	4.000%	12/15/32	3,300	3,295
Intel Corp.	4.800%	10/1/41	9,870	10,458
Intel Corp.	4.250%	12/15/42	7,325	7,181
International Business Machines Corp.	0.875%	10/31/14	3,960	3,969
International Business Machines Corp.	2.000%	1/5/16	5,925	6,063
International Business Machines Corp.	1.950%	7/22/16	12,958	13,293
International Business Machines Corp.	1.250%	2/6/17	15,425	15,547
International Business Machines Corp.	5.700%	9/14/17	25,325	28,838
International Business Machines Corp.	7.625%	10/15/18	10,000	12,363
International Business Machines Corp.	1.950%	2/12/19	2,200	2,214
International Business Machines Corp.	1.625%	5/15/20	475	458
International Business Machines Corp.	2.900%	11/1/21	1,950	1,975
International Business Machines Corp.	3.375%	8/1/23	15,325	15,446
International Business Machines Corp.	3.625%	2/12/24	2,000	2,054
International Business Machines Corp.	7.000%	10/30/25	4,850	6,392

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
International Business Machines Corp.	6.220%	8/1/27	1,975	2,491
International Business Machines Corp.	6.500%	1/15/28	100	130
International Business Machines Corp.	5.875%	11/29/32	225	281
International Business Machines Corp.	5.600%	11/30/39	1,098	1,309
International Business Machines Corp.	4.000%	6/20/42	9,197	8,778
Intuit Inc.	5.750%	3/15/17	575	642
Jabil Circuit Inc.	5.625%	12/15/20	1,375	1,495
Jabil Circuit Inc.	4.700%	9/15/22	3,000	3,038
Juniper Networks Inc.	3.100%	3/15/16	1,000	1,031
Juniper Networks Inc.	4.600%	3/15/21	900	968
Juniper Networks Inc.	5.950%	3/15/41	5,500	6,099
KLA-Tencor Corp.	6.900%	5/1/18	6,175	7,262
Leidos Holdings Inc.	4.450%	12/1/20	2,660	2,727
Leidos Holdings Inc.	5.950%	12/1/40	800	804
Leidos Inc.	5.500%	7/1/33	250	242
Lexmark International Inc.	6.650%	6/1/18	1,850	2,097
Lexmark International Inc.	5.125%	3/15/20	2,450	2,612
Maxim Integrated Products Inc.	2.500%	11/15/18	3,365	3,406
Maxim Integrated Products Inc.	3.375%	3/15/23	3,875	3,792
Microsoft Corp.	1.625%	9/25/15	5,405	5,491
Microsoft Corp.	2.500%	2/8/16	425	439
Microsoft Corp.	0.875%	11/15/17	2,550	2,530
Microsoft Corp.	1.000%	5/1/18	4,050	3,978
Microsoft Corp.	1.625%	12/6/18	3,625	3,638
Microsoft Corp.	4.200%	6/1/19	1,465	1,625
Microsoft Corp.	3.000%	10/1/20	4,750	4,965
Microsoft Corp.	4.000%	2/8/21	3,950	4,353
Microsoft Corp.	2.125%	11/15/22	4,350	4,163
Microsoft Corp.	2.375%	5/1/23	3,950	3,818
Microsoft Corp.	3.625%	12/15/23	2,000	2,090
Microsoft Corp.	5.200%	6/1/39	4,375	4,965
Microsoft Corp.	4.500%	10/1/40	3,135	3,237
Microsoft Corp.	5.300%	2/8/41	2,500	2,889
Microsoft Corp.	3.500%	11/15/42	7,830	6,961
Microsoft Corp.	3.750%	5/1/43	1,865	1,725
Microsoft Corp.	4.875%	12/15/43	5,075	5,577
Motorola Solutions Inc.	6.000%	11/15/17	1,750	1,988
Motorola Solutions Inc.	3.750%	5/15/22	3,000	2,981
NetApp Inc.	2.000%	12/15/17	4,175	4,214
Oracle Corp.	5.250%	1/15/16	13,250	14,204
Oracle Corp.	1.200%	10/15/17	21,300	21,259
Oracle Corp.	5.750%	4/15/18	8,610	9,890
Oracle Corp.	2.375%	1/15/19	3,825	3,889
Oracle Corp.	5.000%	7/8/19	5,500	6,273
Oracle Corp.	2.250%	10/8/19	12,400	12,386
Oracle Corp.	3.875%	7/15/20	5,668	6,122
Oracle Corp.	2.800%	7/8/21	11,400	11,383
Oracle Corp.	2.500%	10/15/22	10,575	10,112
Oracle Corp.	3.400%	7/8/24	12,800	12,771
Oracle Corp.	4.300%	7/8/34	12,400	12,395
Oracle Corp.	6.500%	4/15/38	2,900	3,721
Oracle Corp.	6.125%	7/8/39	5,605	7,052
Oracle Corp.	5.375%	7/15/40	9,597	10,860
Oracle Corp.	4.500%	7/8/44	3,300	3,298
Pitney Bowes Inc.	5.750%	9/15/17	950	1,067
Pitney Bowes Inc.	6.250%	3/15/19	375	433

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pitney Bowes Inc.	4.625%	3/15/24	7,275	7,529
6	Seagate HDD Cayman	3.750%	11/15/18	4,625	4,729
	Seagate HDD Cayman	6.875%	5/1/20	5,000	5,406
	Seagate HDD Cayman	7.000%	11/1/21	4,325	4,909
6	Seagate HDD Cayman	4.750%	6/1/23	14,750	14,824
6	Seagate HDD Cayman	4.750%	1/1/25	10,000	9,900
	Symantec Corp.	2.750%	9/15/15	2,300	2,352
	Symantec Corp.	2.750%	6/15/17	3,275	3,383
	Symantec Corp.	3.950%	6/15/22	3,150	3,197
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	1,250	1,296
	Texas Instruments Inc.	0.450%	8/3/15	1,625	1,627
	Texas Instruments Inc.	2.375%	5/16/16	4,675	4,832
	Texas Instruments Inc.	1.650%	8/3/19	5,000	4,913
	Texas Instruments Inc.	2.250%	5/1/23	4,000	3,747
	Total System Services Inc.	2.375%	6/1/18	2,100	2,100
	Total System Services Inc.	3.750%	6/1/23	100	97
	Tyco Electronics Group SA	6.550%	10/1/17	6,866	7,939
	Tyco Electronics Group SA	4.875%	1/15/21	4,500	4,954
	Tyco Electronics Group SA	3.500%	2/3/22	750	764
	Tyco Electronics Group SA	7.125%	10/1/37	4,575	6,000
	Verisk Analytics Inc.	5.800%	5/1/21	2,300	2,599
	Verisk Analytics Inc.	4.125%	9/12/22	2,700	2,766
	Xerox Corp.	6.400%	3/15/16	1,525	1,666
	Xerox Corp.	6.750%	2/1/17	2,750	3,120
	Xerox Corp.	2.950%	3/15/17	3,425	3,574
	Xerox Corp.	6.350%	5/15/18	11,270	13,090
	Xerox Corp.	5.625%	12/15/19	1,165	1,338
	Xerox Corp.	2.800%	5/15/20	2,500	2,496
	Xerox Corp.	4.500%	5/15/21	12,765	13,778
	Xerox Corp.	3.800%	5/15/24	1,300	1,292
	Xilinx Inc.	2.125%	3/15/19	500	501
	Xilinx Inc.	3.000%	3/15/21	11,375	11,483

	Transportation (0.5%)
3	American Airlines 2011-1 Class A
	Pass Through Trust	5.250%	7/31/22	365	399
[3,6]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	2,393	2,438
[3,6]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	1,310	1,420
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	525	590
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	6,350	7,283
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	3,950	4,153
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	590	635
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	2,590	2,693
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	375	377
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	600	598
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	4,350	4,485
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,700	2,182
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	225	279
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	4,150	5,182
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	11,600	13,818
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,800	1,950
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,230	1,318
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	4,954	4,890
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	1,425	1,408

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	4.450%	3/15/43	525	523
Burlington Northern Santa Fe LLC	4.900%	4/1/44	9,375	10,000
Canadian National Railway Co.	5.800%	6/1/16	200	219
Canadian National Railway Co.	1.450%	12/15/16	2,870	2,911
Canadian National Railway Co.	5.850%	11/15/17	350	399
Canadian National Railway Co.	5.550%	3/1/19	5,385	6,216
Canadian National Railway Co.	2.850%	12/15/21	10,105	10,164
Canadian National Railway Co.	6.900%	7/15/28	100	134
Canadian National Railway Co.	6.250%	8/1/34	325	414
Canadian National Railway Co.	6.200%	6/1/36	5,850	7,495
Canadian National Railway Co.	6.375%	11/15/37	850	1,128
Canadian Pacific Railway Co.	7.250%	5/15/19	2,995	3,683
Canadian Pacific Railway Co.	4.450%	3/15/23	3,830	4,205
Canadian Pacific Railway Co.	7.125%	10/15/31	1,181	1,556
Canadian Pacific Railway Co.	5.950%	5/15/37	9,010	11,145
Canadian Pacific Railway Ltd.	4.500%	1/15/22	8,375	9,250
Canadian Pacific Railway Ltd.	5.750%	1/15/42	1,460	1,760
Con-way Inc.	7.250%	1/15/18	2,075	2,419
Con-way Inc.	6.700%	5/1/34	3,910	4,267
3 Continental Airlines 1998-1 Class A
Pass Through Trust	6.648%	3/15/19	1,060	1,137
3 Continental Airlines 2007-1 Class A
Pass Through Trust	5.983%	4/19/22	274	311
3 Continental Airlines 2009-2 Class A
Pass Through Trust	7.250%	5/10/21	961	1,127
3 Continental Airlines 2010-1 Class A
Pass Through Trust	4.750%	1/12/21	4,303	4,663
3 Continental Airlines 2012-1 Class A
Pass Through Trust	4.150%	10/11/25	7,596	7,938
3 Continental Airlines 2012-2 Class A
Pass Through Trust	4.000%	4/29/26	753	774
CSX Corp.	7.900%	5/1/17	9,886	11,592
CSX Corp.	6.250%	3/15/18	3,875	4,503
CSX Corp.	7.375%	2/1/19	5,950	7,281
CSX Corp.	4.250%	6/1/21	590	643
CSX Corp.	3.700%	11/1/23	700	720
CSX Corp.	6.000%	10/1/36	475	576
CSX Corp.	6.150%	5/1/37	900	1,113
CSX Corp.	6.220%	4/30/40	7,164	8,982
CSX Corp.	5.500%	4/15/41	8,800	10,130
CSX Corp.	4.750%	5/30/42	9,840	10,307
CSX Corp.	4.100%	3/15/44	6,225	5,876
3 Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,539	3,002
3 Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	4,198	4,932
3 Delta Air Lines 2010-1 Class A Pass Through Trust	6.200%	1/2/20	2,346	2,627
3 Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	1,305	1,423
3 Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	516	560
FedEx Corp.	8.000%	1/15/19	175	219
FedEx Corp.	2.625%	8/1/22	1,575	1,512
FedEx Corp.	3.875%	8/1/42	1,000	896
FedEx Corp.	5.100%	1/15/44	4,200	4,544
3 Hawaiian Airlines 2013-1 Class A
Pass Through Certificates	3.900%	1/15/26	14,350	14,278
JB Hunt Transport Services Inc.	3.375%	9/15/15	3,800	3,914
JB Hunt Transport Services Inc.	2.400%	3/15/19	500	503
JB Hunt Transport Services Inc.	3.850%	3/15/24	2,000	2,047

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,375	1,316
Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	7,525	7,052
Kansas City Southern Railway Co.	4.300%	5/15/43	3,325	3,131
Norfolk Southern Corp.	5.257%	9/17/14	1,845	1,863
Norfolk Southern Corp.	5.750%	1/15/16	2,825	3,040
Norfolk Southern Corp.	7.700%	5/15/17	3,525	4,154
Norfolk Southern Corp.	5.750%	4/1/18	875	1,000
Norfolk Southern Corp.	5.900%	6/15/19	4,390	5,139
Norfolk Southern Corp.	3.000%	4/1/22	2,400	2,398
Norfolk Southern Corp.	2.903%	2/15/23	6,053	5,890
Norfolk Southern Corp.	5.590%	5/17/25	133	152
Norfolk Southern Corp.	7.800%	5/15/27	1,025	1,387
Norfolk Southern Corp.	7.250%	2/15/31	811	1,094
Norfolk Southern Corp.	4.837%	10/1/41	11,098	11,788
Norfolk Southern Corp.	3.950%	10/1/42	2,825	2,650
Norfolk Southern Corp.	6.000%	5/23/11	6,750	8,023
Norfolk Southern Railway Co.	9.750%	6/15/20	775	1,051
3 Northwest Airlines 2007-1 Class A
Pass Through Trust	7.027%	11/1/19	354	407
Ryder System Inc.	7.200%	9/1/15	3,450	3,707
Ryder System Inc.	3.600%	3/1/16	2,060	2,154
Ryder System Inc.	5.850%	11/1/16	1,125	1,237
Ryder System Inc.	2.500%	3/1/18	4,943	5,074
Ryder System Inc.	2.450%	11/15/18	5,400	5,497
Ryder System Inc.	2.350%	2/26/19	4,480	4,500
Ryder System Inc.	2.550%	6/1/19	10,975	11,118
Southwest Airlines Co.	5.250%	10/1/14	260	263
3 Southwest Airlines Co. 2007-1
Pass Through Trust	6.150%	2/1/24	932	1,077
3 UAL 2009-2A Pass Through Trust	9.750%	7/15/18	2,596	2,953
Union Pacific Corp.	5.700%	8/15/18	850	984
Union Pacific Corp.	4.000%	2/1/21	4,325	4,702
Union Pacific Corp.	4.163%	7/15/22	4,740	5,172
Union Pacific Corp.	2.750%	4/15/23	4,500	4,402
Union Pacific Corp.	3.646%	2/15/24	1,698	1,766
Union Pacific Corp.	6.625%	2/1/29	820	1,072
Union Pacific Corp.	4.750%	9/15/41	3,825	4,144
Union Pacific Corp.	4.750%	12/15/43	3,575	3,879
Union Pacific Corp.	4.821%	2/1/44	7,780	8,522
Union Pacific Corp.	4.850%	6/15/44	1,800	1,988
3 Union Pacific Railroad Co. 2007-3
Pass Through Trust	6.176%	1/2/31	383	449
3 United Airlines 2013-1 Class A
Pass Through Trust	4.300%	2/15/27	5,200	5,447
3 United Airlines 2014-1 Class A
Pass Through Trust	4.000%	10/11/27	6,325	6,475
United Parcel Service Inc.	1.125%	10/1/17	875	874
United Parcel Service Inc.	5.500%	1/15/18	6,505	7,419
United Parcel Service Inc.	5.125%	4/1/19	3,875	4,438
United Parcel Service Inc.	3.125%	1/15/21	8,300	8,645
United Parcel Service Inc.	2.450%	10/1/22	7,925	7,692
United Parcel Service Inc.	6.200%	1/15/38	12,160	15,814
United Parcel Service Inc.	3.625%	10/1/42	2,000	1,838
3 US Airways Inc. 2012-2 Class A
Pass Through Trust	4.625%	12/3/26	765	811
				11,543,356

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (3.0%)
Electric (1.9%)
AEP Texas Central Co.	6.650%	2/15/33	2,952	3,794
Alabama Power Co.	3.550%	12/1/23	8,800	9,126
Alabama Power Co.	5.650%	3/15/35	1,000	1,032
Alabama Power Co.	6.125%	5/15/38	1,000	1,283
Alabama Power Co.	6.000%	3/1/39	1,750	2,224
Alabama Power Co.	5.200%	6/1/41	5,575	6,477
Alabama Power Co.	4.100%	1/15/42	1,475	1,467
Alabama Power Co.	3.850%	12/1/42	1,850	1,772
Ameren Illinois Co.	2.700%	9/1/22	7,245	7,128
Ameren Illinois Co.	4.800%	12/15/43	1,575	1,731
Ameren Illinois Co.	4.300%	7/1/44	325	325
American Electric Power Co. Inc.	1.650%	12/15/17	75	75
Appalachian Power Co.	4.600%	3/30/21	16,350	18,121
Appalachian Power Co.	5.800%	10/1/35	400	477
Appalachian Power Co.	6.375%	4/1/36	750	945
Appalachian Power Co.	6.700%	8/15/37	3,750	4,915
Appalachian Power Co.	7.000%	4/1/38	1,665	2,265
Arizona Public Service Co.	8.750%	3/1/19	1,298	1,675
Arizona Public Service Co.	3.350%	6/15/24	1,975	1,993
Arizona Public Service Co.	5.500%	9/1/35	2,100	2,473
Arizona Public Service Co.	4.500%	4/1/42	4,525	4,700
Arizona Public Service Co.	4.700%	1/15/44	3,250	3,540
Atlantic City Electric Co.	7.750%	11/15/18	2,700	3,296
Baltimore Gas & Electric Co.	5.900%	10/1/16	275	305
Baltimore Gas & Electric Co.	3.500%	11/15/21	4,825	5,041
Baltimore Gas & Electric Co.	2.800%	8/15/22	3,000	2,950
Baltimore Gas & Electric Co.	3.350%	7/1/23	1,325	1,344
Baltimore Gas & Electric Co.	6.350%	10/1/36	250	322
Berkshire Hathaway Energy Co.	1.100%	5/15/17	5,000	4,979
Berkshire Hathaway Energy Co.	5.750%	4/1/18	5,961	6,824
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,000	1,002
Berkshire Hathaway Energy Co.	3.750%	11/15/23	5,925	6,112
Berkshire Hathaway Energy Co.	8.480%	9/15/28	100	146
Berkshire Hathaway Energy Co.	6.125%	4/1/36	9,725	12,040
Berkshire Hathaway Energy Co.	5.950%	5/15/37	5,017	6,113
Berkshire Hathaway Energy Co.	6.500%	9/15/37	8,705	11,224
Berkshire Hathaway Energy Co.	5.150%	11/15/43	4,025	4,505
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	1,700	1,625
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	100	136
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	5,450	5,003
CenterPoint Energy Inc.	6.500%	5/1/18	5,650	6,605
Cleco Power LLC	6.000%	12/1/40	1,600	1,957
Cleveland Electric Illuminating Co.	5.700%	4/1/17	1,695	1,851
Cleveland Electric Illuminating Co.	7.880%	11/1/17	600	721
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,125	1,310
CMS Energy Corp.	8.750%	6/15/19	3,920	5,054
CMS Energy Corp.	3.875%	3/1/24	1,600	1,654
CMS Energy Corp.	4.875%	3/1/44	4,400	4,617
Commonwealth Edison Co.	5.950%	8/15/16	450	497
Commonwealth Edison Co.	1.950%	9/1/16	885	907
Commonwealth Edison Co.	6.150%	9/15/17	15,357	17,642
Commonwealth Edison Co.	5.800%	3/15/18	6,635	7,612
Commonwealth Edison Co.	2.150%	1/15/19	9,250	9,314
Commonwealth Edison Co.	4.000%	8/1/20	5,000	5,397

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,123
Commonwealth Edison Co.	5.875%	2/1/33	100	122
Commonwealth Edison Co.	5.900%	3/15/36	1,315	1,629
Commonwealth Edison Co.	6.450%	1/15/38	3,020	4,023
Commonwealth Edison Co.	3.800%	10/1/42	4,450	4,191
Connecticut Light & Power Co.	5.500%	2/1/19	1,365	1,558
Connecticut Light & Power Co.	2.500%	1/15/23	7,275	6,922
Connecticut Light & Power Co.	6.350%	6/1/36	2,400	3,134
Connecticut Light & Power Co.	4.300%	4/15/44	1,800	1,821
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	3,213	3,434
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	2,225	2,445
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	5,150	6,193
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	6,000	6,647
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	550	629
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	3,615	4,429
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	1,878	2,391
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	450	542
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	200	269
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,460	6,599
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	4,400	4,168
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	13,150	13,431
Consolidated Natural Gas Co.	5.000%	12/1/14	4,660	4,746
Constellation Energy Group Inc.	4.550%	6/15/15	4,750	4,925
Constellation Energy Group Inc.	5.150%	12/1/20	3,705	4,176
Consumers Energy Co.	5.500%	8/15/16	800	877
Consumers Energy Co.	5.650%	9/15/18	1,800	2,075
Consumers Energy Co.	6.125%	3/15/19	5,791	6,838
Consumers Energy Co.	6.700%	9/15/19	7,960	9,676
Consumers Energy Co.	5.650%	4/15/20	1,375	1,607
Consumers Energy Co.	2.850%	5/15/22	13,516	13,532
Consumers Energy Co.	3.375%	8/15/23	1,175	1,208
Consumers Energy Co.	3.950%	5/15/43	4,225	4,104
6 Dayton Power & Light Co.	1.875%	9/15/16	525	534
Delmarva Power & Light Co.	3.500%	11/15/23	2,175	2,227
Delmarva Power & Light Co.	4.000%	6/1/42	3,650	3,530
Dominion Resources Inc.	2.250%	9/1/15	2,782	2,833
Dominion Resources Inc.	1.950%	8/15/16	2,150	2,196
Dominion Resources Inc.	5.600%	11/15/16	670	742
Dominion Resources Inc.	1.400%	9/15/17	4,075	4,070
Dominion Resources Inc.	6.000%	11/30/17	1,750	2,004
Dominion Resources Inc.	6.400%	6/15/18	300	352
Dominion Resources Inc.	5.200%	8/15/19	300	344
Dominion Resources Inc.	2.750%	9/15/22	4,800	4,654
Dominion Resources Inc.	6.300%	3/15/33	350	429
Dominion Resources Inc.	5.950%	6/15/35	6,100	7,365
Dominion Resources Inc.	4.900%	8/1/41	4,450	4,655
Dominion Resources Inc.	4.050%	9/15/42	4,997	4,646
3 Dominion Resources Inc.	7.500%	6/30/66	700	759
DTE Electric Co.	3.450%	10/1/20	7,005	7,409
DTE Electric Co.	2.650%	6/15/22	6,025	5,922
DTE Electric Co.	3.650%	3/15/24	6,325	6,559
DTE Electric Co.	3.375%	3/1/25	3,725	3,759
DTE Electric Co.	5.700%	10/1/37	2,025	2,462
DTE Electric Co.	3.950%	6/15/42	7,325	7,037
DTE Energy Co.	3.500%	6/1/24	5,900	5,947
DTE Energy Co.	6.375%	4/15/33	100	127

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	1.750%	12/15/16	2,785	2,848
Duke Energy Carolinas LLC	5.250%	1/15/18	2,000	2,242
Duke Energy Carolinas LLC	5.100%	4/15/18	1,900	2,140
Duke Energy Carolinas LLC	4.300%	6/15/20	2,500	2,759
Duke Energy Carolinas LLC	3.900%	6/15/21	9,068	9,829
Duke Energy Carolinas LLC	6.000%	12/1/28	2,994	3,670
Duke Energy Carolinas LLC	6.450%	10/15/32	6,425	8,256
Duke Energy Carolinas LLC	6.100%	6/1/37	2,225	2,778
Duke Energy Carolinas LLC	6.000%	1/15/38	900	1,144
Duke Energy Carolinas LLC	6.050%	4/15/38	525	671
Duke Energy Carolinas LLC	5.300%	2/15/40	5,290	6,206
Duke Energy Carolinas LLC	4.250%	12/15/41	5,850	5,925
Duke Energy Carolinas LLC	4.000%	9/30/42	6,125	5,932
Duke Energy Corp.	3.350%	4/1/15	4,650	4,755
Duke Energy Corp.	2.150%	11/15/16	925	952
Duke Energy Corp.	1.625%	8/15/17	525	530
Duke Energy Corp.	2.100%	6/15/18	1,650	1,668
Duke Energy Corp.	5.050%	9/15/19	3,775	4,285
Duke Energy Corp.	3.050%	8/15/22	1,550	1,543
Duke Energy Corp.	3.950%	10/15/23	1,850	1,943
Duke Energy Corp.	3.750%	4/15/24	5,975	6,136
Duke Energy Florida Inc.	0.650%	11/15/15	2,700	2,706
Duke Energy Florida Inc.	5.100%	12/1/15	590	628
Duke Energy Florida Inc.	5.650%	6/15/18	1,175	1,347
Duke Energy Florida Inc.	6.350%	9/15/37	775	1,025
Duke Energy Florida Inc.	6.400%	6/15/38	6,450	8,579
Duke Energy Florida Inc.	5.650%	4/1/40	4,200	5,174
Duke Energy Indiana Inc.	6.050%	6/15/16	1,600	1,757
Duke Energy Indiana Inc.	3.750%	7/15/20	2,500	2,673
Duke Energy Indiana Inc.	6.120%	10/15/35	325	400
Duke Energy Indiana Inc.	6.350%	8/15/38	3,775	4,970
Duke Energy Indiana Inc.	4.200%	3/15/42	1,000	1,001
Duke Energy Indiana Inc.	4.900%	7/15/43	1,850	2,052
Duke Energy Ohio Inc.	5.450%	4/1/19	1,700	1,958
Duke Energy Progress Inc.	5.300%	1/15/19	5,000	5,719
Duke Energy Progress Inc.	2.800%	5/15/22	3,000	2,987
Duke Energy Progress Inc.	6.300%	4/1/38	3,025	3,995
Duke Energy Progress Inc.	4.100%	5/15/42	3,625	3,583
Duke Energy Progress Inc.	4.375%	3/30/44	10,650	11,092
Edison International	3.750%	9/15/17	1,690	1,807
El Paso Electric Co.	6.000%	5/15/35	600	706
Entergy Arkansas Inc.	3.750%	2/15/21	3,350	3,555
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	4,675	5,289
Entergy Gulf States Louisiana LLC	3.950%	10/1/20	8,700	9,436
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	9,000	10,638
Entergy Louisiana LLC	4.050%	9/1/23	5,650	6,013
Entergy Louisiana LLC	5.400%	11/1/24	5,627	6,577
Entergy Mississippi Inc.	3.100%	7/1/23	300	299
Exelon Corp.	4.900%	6/15/15	1,400	1,455
Exelon Corp.	5.625%	6/15/35	200	225
Exelon Generation Co. LLC	6.200%	10/1/17	9,320	10,638
Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,485
Exelon Generation Co. LLC	4.250%	6/15/22	6,000	6,258
Exelon Generation Co. LLC	6.250%	10/1/39	4,000	4,680
Exelon Generation Co. LLC	5.750%	10/1/41	3,525	3,887
Exelon Generation Co. LLC	5.600%	6/15/42	5,848	6,317

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Florida Power & Light Co.	5.550%	11/1/17	5,000	5,685
Florida Power & Light Co.	2.750%	6/1/23	2,400	2,360
Florida Power & Light Co.	5.950%	10/1/33	225	283
Florida Power & Light Co.	5.625%	4/1/34	2,160	2,639
Florida Power & Light Co.	5.400%	9/1/35	825	981
Florida Power & Light Co.	6.200%	6/1/36	6,050	7,832
Florida Power & Light Co.	5.650%	2/1/37	725	895
Florida Power & Light Co.	5.850%	5/1/37	1,265	1,593
Florida Power & Light Co.	5.950%	2/1/38	3,250	4,101
Florida Power & Light Co.	5.960%	4/1/39	6,100	7,818
Florida Power & Light Co.	5.690%	3/1/40	425	531
Florida Power & Light Co.	5.250%	2/1/41	500	592
Florida Power & Light Co.	4.125%	2/1/42	10,575	10,547
Georgia Power Co.	0.750%	8/10/15	1,075	1,078
Georgia Power Co.	0.625%	11/15/15	1,550	1,551
Georgia Power Co.	3.000%	4/15/16	6,625	6,898
Georgia Power Co.	5.700%	6/1/17	2,525	2,844
Georgia Power Co.	2.850%	5/15/22	2,400	2,389
Georgia Power Co.	5.650%	3/1/37	100	119
Georgia Power Co.	5.400%	6/1/40	375	436
Georgia Power Co.	4.750%	9/1/40	1,600	1,707
Georgia Power Co.	4.300%	3/15/42	7,300	7,310
Iberdrola International BV	6.750%	7/15/36	4,285	5,319
Indiana Michigan Power Co.	7.000%	3/15/19	550	668
Indiana Michigan Power Co.	6.050%	3/15/37	2,850	3,464
3 Integrys Energy Group Inc.	6.110%	12/1/66	2,345	2,407
Interstate Power & Light Co.	6.250%	7/15/39	925	1,195
ITC Holdings Corp.	4.050%	7/1/23	5,500	5,704
ITC Holdings Corp.	5.300%	7/1/43	1,600	1,756
Jersey Central Power & Light Co.	5.625%	5/1/16	2,525	2,720
Jersey Central Power & Light Co.	5.650%	6/1/17	2,775	3,084
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	1,461	1,530
Kansas City Power & Light Co.	6.050%	11/15/35	125	150
Kansas City Power & Light Co.	5.300%	10/1/41	4,795	5,376
Kentucky Utilities Co.	1.625%	11/1/15	2,795	2,834
Kentucky Utilities Co.	3.250%	11/1/20	5,145	5,352
Kentucky Utilities Co.	5.125%	11/1/40	3,575	4,099
Kentucky Utilities Co.	4.650%	11/15/43	425	455
LG&E & KU Energy LLC	2.125%	11/15/15	1,350	1,369
LG&E & KU Energy LLC	3.750%	11/15/20	1,600	1,689
LG&E & KU Energy LLC	4.375%	10/1/21	3,625	3,871
Louisville Gas & Electric Co.	1.625%	11/15/15	4,875	4,948
Louisville Gas & Electric Co.	5.125%	11/15/40	2,340	2,707
Louisville Gas & Electric Co.	4.650%	11/15/43	725	781
Metropolitan Edison Co.	7.700%	1/15/19	1,348	1,646
MidAmerican Energy Co.	5.950%	7/15/17	2,810	3,195
MidAmerican Energy Co.	5.300%	3/15/18	100	113
MidAmerican Energy Co.	6.750%	12/30/31	4,150	5,531
MidAmerican Energy Co.	5.750%	11/1/35	1,575	1,929
MidAmerican Energy Co.	5.800%	10/15/36	1,350	1,667
Midamerican Funding LLC	6.927%	3/1/29	3,935	5,145
Mississippi Power Co.	4.250%	3/15/42	4,475	4,374
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	2,950	3,072
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	175	195
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	4,850	5,495
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	5,475	7,378

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	5,975	5,976
National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	7,510	7,626
6 National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,068	1,079
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	4,060	4,103
Nevada Power Co.	6.500%	5/15/18	1,865	2,185
Nevada Power Co.	6.500%	8/1/18	14,093	16,693
Nevada Power Co.	7.125%	3/15/19	4,150	5,081
Nevada Power Co.	6.650%	4/1/36	965	1,301
Nevada Power Co.	6.750%	7/1/37	975	1,336
Nevada Power Co.	5.450%	5/15/41	500	599
NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	3,250	3,269
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	350	358
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	2,000	2,198
NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	3,613	4,201
NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	4,000	4,026
NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	885	960
NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	3,175	3,200
3 NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,075	2,085
3 NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	1,503	1,565
3 NextEra Energy Capital Holdings Inc.	7.300%	9/1/67	325	359
Northern States Power Co.	1.950%	8/15/15	425	432
Northern States Power Co.	5.250%	3/1/18	1,225	1,381
Northern States Power Co.	2.600%	5/15/23	1,330	1,282
Northern States Power Co.	5.250%	7/15/35	100	116
Northern States Power Co.	6.250%	6/1/36	525	683
Northern States Power Co.	6.200%	7/1/37	1,695	2,194
Northern States Power Co.	5.350%	11/1/39	1,325	1,565
Northern States Power Co.	4.850%	8/15/40	950	1,057
Northern States Power Co.	3.400%	8/15/42	400	352
Northern States Power Co.	4.125%	5/15/44	5,850	5,884
NSTAR Electric Co.	5.625%	11/15/17	4,360	4,939
NSTAR Electric Co.	2.375%	10/15/22	1,700	1,622
NSTAR Electric Co.	5.500%	3/15/40	3,505	4,229
NSTAR LLC	4.500%	11/15/19	8,482	9,343
Oglethorpe Power Corp.	5.950%	11/1/39	600	737
Oglethorpe Power Corp.	5.375%	11/1/40	5,145	5,869
Ohio Edison Co.	6.875%	7/15/36	1,000	1,290
Ohio Power Co.	6.000%	6/1/16	1,520	1,668
Ohio Power Co.	5.375%	10/1/21	3,775	4,407
Ohio Power Co.	5.850%	10/1/35	1,050	1,272
Oklahoma Gas & Electric Co.	5.850%	6/1/40	1,200	1,491
Oklahoma Gas & Electric Co.	5.250%	5/15/41	1,250	1,442
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,825	1,751
Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,170	3,780
6 Oncor Electric Delivery Co. LLC	2.150%	6/1/19	2,125	2,131
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	2,900	3,704
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,000	1,370
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	150	211
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,800	2,597
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	7,590	8,006
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	2,500	2,936
Pacific Gas & Electric Co.	5.625%	11/30/17	9,876	11,165
Pacific Gas & Electric Co.	8.250%	10/15/18	4,105	5,138
Pacific Gas & Electric Co.	3.500%	10/1/20	3,590	3,777
Pacific Gas & Electric Co.	4.250%	5/15/21	4,400	4,806
Pacific Gas & Electric Co.	3.250%	9/15/21	9,226	9,511

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pacific Gas & Electric Co.	2.450%	8/15/22	6,397	6,112
Pacific Gas & Electric Co.	3.250%	6/15/23	1,675	1,676
Pacific Gas & Electric Co.	6.050%	3/1/34	14,874	18,347
Pacific Gas & Electric Co.	5.800%	3/1/37	9,005	10,843
Pacific Gas & Electric Co.	6.350%	2/15/38	4,000	5,069
Pacific Gas & Electric Co.	6.250%	3/1/39	1,073	1,351
Pacific Gas & Electric Co.	5.400%	1/15/40	850	977
Pacific Gas & Electric Co.	4.450%	4/15/42	9,452	9,648
Pacific Gas & Electric Co.	4.600%	6/15/43	2,500	2,610
PacifiCorp	2.950%	2/1/22	11,250	11,385
PacifiCorp	3.600%	4/1/24	4,350	4,504
PacifiCorp	7.700%	11/15/31	1,185	1,713
PacifiCorp	5.250%	6/15/35	2,900	3,374
PacifiCorp	5.750%	4/1/37	2,315	2,841
PacifiCorp	4.100%	2/1/42	1,600	1,576
Peco Energy Co.	1.200%	10/15/16	2,900	2,920
Peco Energy Co.	5.350%	3/1/18	575	650
Peco Energy Co.	2.375%	9/15/22	875	839
Peco Energy Co.	5.950%	10/1/36	500	638
Pennsylvania Electric Co.	6.150%	10/1/38	9,075	10,572
Pepco Holdings Inc.	2.700%	10/1/15	295	301
PG&E Corp.	2.400%	3/1/19	2,425	2,447
Potomac Electric Power Co.	3.600%	3/15/24	200	207
Potomac Electric Power Co.	6.500%	11/15/37	4,043	5,441
PPL Capital Funding Inc.	1.900%	6/1/18	5,120	5,116
PPL Capital Funding Inc.	3.400%	6/1/23	6,700	6,724
PPL Capital Funding Inc.	3.950%	3/15/24	700	725
PPL Capital Funding Inc.	4.700%	6/1/43	4,300	4,402
PPL Capital Funding Inc.	5.000%	3/15/44	2,000	2,139
PPL Electric Utilities Corp.	3.000%	9/15/21	590	602
PPL Electric Utilities Corp.	6.250%	5/15/39	800	1,041
PPL Electric Utilities Corp.	5.200%	7/15/41	1,250	1,457
PPL Electric Utilities Corp.	4.750%	7/15/43	3,725	4,106
PPL Electric Utilities Corp.	4.125%	6/15/44	1,550	1,546
Progress Energy Inc.	5.625%	1/15/16	2,795	3,004
Progress Energy Inc.	4.400%	1/15/21	5,186	5,687
Progress Energy Inc.	3.150%	4/1/22	5,800	5,818
Progress Energy Inc.	7.750%	3/1/31	625	882
Progress Energy Inc.	6.000%	12/1/39	3,165	3,951
PSEG Power LLC	5.500%	12/1/15	3,125	3,332
PSEG Power LLC	5.320%	9/15/16	885	968
PSEG Power LLC	5.125%	4/15/20	415	464
PSEG Power LLC	4.150%	9/15/21	1,275	1,343
PSEG Power LLC	8.625%	4/15/31	975	1,401
Public Service Co. of Colorado	5.800%	8/1/18	425	489
Public Service Co. of Colorado	5.125%	6/1/19	3,925	4,488
Public Service Co. of Colorado	3.200%	11/15/20	5,900	6,146
Public Service Co. of Colorado	2.250%	9/15/22	1,250	1,193
Public Service Co. of Colorado	6.250%	9/1/37	475	628
Public Service Co. of Colorado	4.750%	8/15/41	1,500	1,635
Public Service Co. of Colorado	3.600%	9/15/42	800	736
Public Service Co. of Colorado	4.300%	3/15/44	5,450	5,644
Public Service Co. of New Hampshire	3.500%	11/1/23	425	438
Public Service Co. of Oklahoma	5.150%	12/1/19	650	740
Public Service Co. of Oklahoma	4.400%	2/1/21	2,585	2,833
Public Service Co. of Oklahoma	6.625%	11/15/37	1,550	2,012

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Electric & Gas Co.	2.300%	9/15/18	9,900	10,140
Public Service Electric & Gas Co.	1.800%	6/1/19	3,500	3,471
Public Service Electric & Gas Co.	3.500%	8/15/20	625	663
Public Service Electric & Gas Co.	2.375%	5/15/23	5,925	5,624
Public Service Electric & Gas Co.	5.800%	5/1/37	3,275	4,061
Public Service Electric & Gas Co.	5.375%	11/1/39	4,189	4,988
Public Service Electric & Gas Co.	3.950%	5/1/42	3,800	3,699
Public Service Electric & Gas Co.	3.650%	9/1/42	4,575	4,203
Public Service Electric & Gas Co.	4.000%	6/1/44	1,300	1,269
Puget Energy Inc.	6.500%	12/15/20	2,950	3,565
Puget Energy Inc.	6.000%	9/1/21	3,350	3,955
Puget Sound Energy Inc.	5.483%	6/1/35	2,350	2,781
Puget Sound Energy Inc.	6.274%	3/15/37	1,825	2,394
Puget Sound Energy Inc.	5.757%	10/1/39	1,400	1,742
Puget Sound Energy Inc.	5.795%	3/15/40	1,510	1,878
Puget Sound Energy Inc.	5.764%	7/15/40	600	745
Puget Sound Energy Inc.	4.434%	11/15/41	4,800	5,022
San Diego Gas & Electric Co.	5.300%	11/15/15	650	692
San Diego Gas & Electric Co.	3.000%	8/15/21	4,350	4,456
San Diego Gas & Electric Co.	6.000%	6/1/26	4,000	4,966
San Diego Gas & Electric Co.	5.350%	5/15/35	250	296
San Diego Gas & Electric Co.	6.125%	9/15/37	1,000	1,289
San Diego Gas & Electric Co.	5.350%	5/15/40	2,000	2,389
San Diego Gas & Electric Co.	4.500%	8/15/40	3,295	3,493
San Diego Gas & Electric Co.	3.950%	11/15/41	400	388
SCANA Corp.	6.250%	4/1/20	4,455	5,201
SCANA Corp.	4.750%	5/15/21	1,795	1,960
Sierra Pacific Power Co.	6.000%	5/15/16	4,050	4,443
Sierra Pacific Power Co.	3.375%	8/15/23	1,450	1,480
Sierra Pacific Power Co.	6.750%	7/1/37	1,450	1,955
South Carolina Electric & Gas Co.	5.250%	11/1/18	1,500	1,713
South Carolina Electric & Gas Co.	6.500%	11/1/18	2,700	3,217
South Carolina Electric & Gas Co.	6.625%	2/1/32	2,525	3,359
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,550	1,965
South Carolina Electric & Gas Co.	4.600%	6/15/43	2,300	2,453
South Carolina Electric & Gas Co.	4.500%	6/1/64	1,850	1,875
Southern California Edison Co.	4.650%	4/1/15	425	438
Southern California Edison Co.	5.000%	1/15/16	1,025	1,094
Southern California Edison Co.	1.125%	5/1/17	900	901
Southern California Edison Co.	3.875%	6/1/21	2,000	2,156
Southern California Edison Co.	3.500%	10/1/23	12,300	12,729
Southern California Edison Co.	6.650%	4/1/29	150	193
Southern California Edison Co.	6.000%	1/15/34	1,000	1,255
Southern California Edison Co.	5.750%	4/1/35	325	399
Southern California Edison Co.	5.350%	7/15/35	4,185	4,910
Southern California Edison Co.	5.550%	1/15/36	500	597
Southern California Edison Co.	5.625%	2/1/36	1,875	2,254
Southern California Edison Co.	5.950%	2/1/38	2,800	3,523
Southern California Edison Co.	4.500%	9/1/40	10,307	10,810
Southern California Edison Co.	4.050%	3/15/42	1,575	1,549
Southern California Edison Co.	3.900%	3/15/43	725	693
Southern California Edison Co.	4.650%	10/1/43	5,725	6,145
Southern Co.	2.375%	9/15/15	2,850	2,912
Southern Co.	1.950%	9/1/16	590	604
Southern Power Co.	4.875%	7/15/15	2,125	2,221
Southern Power Co.	5.150%	9/15/41	6,640	7,334

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southern Power Co.	5.250%	7/15/43	5,275	5,875
	Southwestern Electric Power Co.	5.550%	1/15/17	100	111
	Southwestern Electric Power Co.	5.875%	3/1/18	75	85
	Southwestern Electric Power Co.	6.450%	1/15/19	4,763	5,625
	Southwestern Electric Power Co.	3.550%	2/15/22	4,200	4,309
	Southwestern Public Service Co.	4.500%	8/15/41	2,079	2,203
	Tampa Electric Co.	6.100%	5/15/18	2,175	2,518
	Tampa Electric Co.	5.400%	5/15/21	2,590	3,013
	Tampa Electric Co.	2.600%	9/15/22	1,000	970
	Tampa Electric Co.	6.550%	5/15/36	675	890
	Tampa Electric Co.	4.350%	5/15/44	3,500	3,570
	TECO Finance Inc.	4.000%	3/15/16	1,100	1,158
	TECO Finance Inc.	6.572%	11/1/17	470	541
	TECO Finance Inc.	5.150%	3/15/20	7,862	8,869
	Toledo Edison Co.	6.150%	5/15/37	4,244	5,134
	TransAlta Corp.	4.750%	1/15/15	400	409
	TransAlta Corp.	6.650%	5/15/18	2,325	2,636
	TransAlta Corp.	6.500%	3/15/40	2,000	2,082
	Tucson Electric Power Co.	5.150%	11/15/21	1,045	1,167
	UIL Holdings Corp.	4.625%	10/1/20	1,000	1,066
	Union Electric Co.	6.700%	2/1/19	2,432	2,914
	Union Electric Co.	3.500%	4/15/24	5,300	5,418
	Union Electric Co.	5.300%	8/1/37	2,919	3,404
	Union Electric Co.	8.450%	3/15/39	2,000	3,268
	Virginia Electric & Power Co.	5.400%	1/15/16	5,250	5,633
	Virginia Electric & Power Co.	2.950%	1/15/22	2,025	2,046
	Virginia Electric & Power Co.	3.450%	9/1/22	11,095	11,615
	Virginia Electric & Power Co.	2.750%	3/15/23	6,300	6,169
	Virginia Electric & Power Co.	6.000%	1/15/36	3,540	4,442
	Virginia Electric & Power Co.	6.350%	11/30/37	3,000	3,960
	Virginia Electric & Power Co.	4.000%	1/15/43	14,575	14,067
	Virginia Electric and Power Co.	4.450%	2/15/44	1,095	1,143
	Westar Energy Inc.	8.625%	12/1/18	1,250	1,601
	Westar Energy Inc.	4.125%	3/1/42	4,375	4,342
	Westar Energy Inc.	4.100%	4/1/43	900	891
	Westar Energy Inc.	4.625%	9/1/43	2,900	3,116
	Western Massachusetts Electric Co.	3.500%	9/15/21	1,050	1,095
	Wisconsin Electric Power Co.	4.250%	12/15/19	2,650	2,926
	Wisconsin Electric Power Co.	2.950%	9/15/21	3,915	3,988
	Wisconsin Electric Power Co.	3.650%	12/15/42	400	367
	Wisconsin Electric Power Co.	4.250%	6/1/44	3,100	3,152
3	Wisconsin Energy Corp.	6.250%	5/15/67	5,175	5,376
	Wisconsin Power & Light Co.	5.000%	7/15/19	475	540
	Wisconsin Power & Light Co.	2.250%	11/15/22	3,850	3,664
	Wisconsin Power & Light Co.	6.375%	8/15/37	1,625	2,147
	Wisconsin Public Service Corp.	3.671%	12/1/42	2,050	1,913
	Wisconsin Public Service Corp.	4.752%	11/1/44	3,175	3,508
	Xcel Energy Inc.	5.613%	4/1/17	275	307
	Xcel Energy Inc.	4.700%	5/15/20	8,320	9,294
	Xcel Energy Inc.	6.500%	7/1/36	7,611	9,924

	Natural Gas (1.0%)
	AGL Capital Corp.	5.250%	8/15/19	1,600	1,803
	AGL Capital Corp.	3.500%	9/15/21	1,580	1,649
	AGL Capital Corp.	5.875%	3/15/41	5,700	7,001
	AGL Capital Corp.	4.400%	6/1/43	1,000	1,020

102

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Atmos Energy Corp.	8.500%	3/15/19	760	972
Atmos Energy Corp.	5.500%	6/15/41	4,050	4,858
Atmos Energy Corp.	4.150%	1/15/43	275	274
Boardwalk Pipelines LP	5.500%	2/1/17	925	1,007
Boardwalk Pipelines LP	5.750%	9/15/19	7,545	8,354
Boardwalk Pipelines LP	3.375%	2/1/23	3,250	3,027
British Transco Finance Inc.	6.625%	6/1/18	3,375	3,957
Buckeye Partners LP	6.050%	1/15/18	1,125	1,272
Buckeye Partners LP	2.650%	11/15/18	4,175	4,244
Buckeye Partners LP	4.150%	7/1/23	3,650	3,757
Buckeye Partners LP	5.850%	11/15/43	3,525	3,942
CenterPoint Energy Resources Corp.	6.150%	5/1/16	970	1,063
CenterPoint Energy Resources Corp.	6.000%	5/15/18	2,636	3,036
CenterPoint Energy Resources Corp.	4.500%	1/15/21	7,501	8,237
CenterPoint Energy Resources Corp.	6.625%	11/1/37	2,300	3,017
CenterPoint Energy Resources Corp.	5.850%	1/15/41	625	759
DCP Midstream Operating LP	3.250%	10/1/15	1,200	1,236
DCP Midstream Operating LP	2.500%	12/1/17	6,550	6,730
DCP Midstream Operating LP	2.700%	4/1/19	2,300	2,331
DCP Midstream Operating LP	4.950%	4/1/22	1,000	1,093
DCP Midstream Operating LP	3.875%	3/15/23	1,260	1,273
DCP Midstream Operating LP	5.600%	4/1/44	3,175	3,510
6 Dominion Gas Holdings LLC	3.550%	11/1/23	10,179	10,346
6 Dominion Gas Holdings LLC	4.800%	11/1/43	5,650	6,029
El Paso Natural Gas Co. LLC	5.950%	4/15/17	1,340	1,509
El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	9,961	11,685
El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	7,265	7,936
El Paso Pipeline Partners Operating Co. LLC	4.300%	5/1/24	4,400	4,437
El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	6,400	5,954
6 Enable Midstream Partners LP	2.400%	5/15/19	2,600	2,603
6 Enable Midstream Partners LP	3.900%	5/15/24	2,700	2,706
6 Enable Midstream Partners LP	5.000%	5/15/44	2,925	2,975
Enbridge Energy Partners LP	9.875%	3/1/19	5,180	6,832
Enbridge Energy Partners LP	5.200%	3/15/20	525	589
Enbridge Energy Partners LP	4.200%	9/15/21	5,000	5,295
Enbridge Energy Partners LP	7.500%	4/15/38	4,500	6,008
Enbridge Inc.	4.900%	3/1/15	800	823
Enbridge Inc.	5.600%	4/1/17	2,160	2,407
Enbridge Inc.	4.500%	6/10/44	3,350	3,307
Energy Transfer Partners LP	6.125%	2/15/17	7,700	8,587
Energy Transfer Partners LP	6.700%	7/1/18	948	1,110
Energy Transfer Partners LP	9.700%	3/15/19	1,276	1,672
Energy Transfer Partners LP	9.000%	4/15/19	13,714	17,517
Energy Transfer Partners LP	4.150%	10/1/20	10,550	11,154
Energy Transfer Partners LP	4.650%	6/1/21	2,230	2,410
Energy Transfer Partners LP	5.200%	2/1/22	6,610	7,318
Energy Transfer Partners LP	3.600%	2/1/23	3,125	3,095
Energy Transfer Partners LP	8.250%	11/15/29	400	557
Energy Transfer Partners LP	6.625%	10/15/36	750	888
Energy Transfer Partners LP	7.500%	7/1/38	3,507	4,507
Energy Transfer Partners LP	6.050%	6/1/41	11,675	13,212
Energy Transfer Partners LP	6.500%	2/1/42	4,590	5,466
Energy Transfer Partners LP	5.150%	2/1/43	5,350	5,479
EnLink Midstream Partners LP	2.700%	4/1/19	2,450	2,486
EnLink Midstream Partners LP	4.400%	4/1/24	1,900	1,993
EnLink Midstream Partners LP	5.600%	4/1/44	1,450	1,615

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
7	Enron Corp.	7.625%	9/10/04	400	—
7	Enron Corp.	6.625%	11/15/05	300	—
7	Enron Corp.	7.125%	5/15/07	1,800	—
7	Enron Corp.	6.875%	10/15/07	1,800	—
7	Enron Corp.	6.750%	8/1/09	1,300	—
	Enterprise Products Operating LLC	5.600%	10/15/14	9,615	9,757
	Enterprise Products Operating LLC	1.250%	8/13/15	3,175	3,197
	Enterprise Products Operating LLC	6.300%	9/15/17	4,200	4,847
	Enterprise Products Operating LLC	6.650%	4/15/18	1,900	2,240
	Enterprise Products Operating LLC	6.500%	1/31/19	6,750	8,010
	Enterprise Products Operating LLC	5.200%	9/1/20	3,600	4,117
	Enterprise Products Operating LLC	3.350%	3/15/23	5,000	5,006
	Enterprise Products Operating LLC	3.900%	2/15/24	3,525	3,641
	Enterprise Products Operating LLC	6.875%	3/1/33	5,498	7,109
	Enterprise Products Operating LLC	6.650%	10/15/34	235	298
	Enterprise Products Operating LLC	7.550%	4/15/38	3,130	4,320
	Enterprise Products Operating LLC	6.125%	10/15/39	500	609
	Enterprise Products Operating LLC	6.450%	9/1/40	2,425	3,059
	Enterprise Products Operating LLC	5.950%	2/1/41	13,165	15,645
	Enterprise Products Operating LLC	5.700%	2/15/42	2,425	2,818
	Enterprise Products Operating LLC	4.850%	8/15/42	5,063	5,228
	Enterprise Products Operating LLC	4.450%	2/15/43	9,567	9,353
	Enterprise Products Operating LLC	4.850%	3/15/44	1,000	1,033
	Enterprise Products Operating LLC	5.100%	2/15/45	2,500	2,674
3	Enterprise Products Operating LLC	8.375%	8/1/66	2,425	2,728
	Gulf South Pipeline Co. LP	4.000%	6/15/22	1,725	1,740
7	Internorth Inc.	9.625%	3/15/06	1,000	—
	KeySpan Corp.	8.000%	11/15/30	50	69
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	6,385	6,656
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	8,350	9,530
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	9,600	9,721
	Kinder Morgan Energy Partners LP	9.000%	2/1/19	5,127	6,571
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	2,300	2,760
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	5,000	5,613
	Kinder Morgan Energy Partners LP	4.150%	3/1/22	2,825	2,928
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	12,725	13,007
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	7,925	7,704
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	6,500	6,309
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	980	1,230
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,700	2,153
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	6,150	7,213
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	5,665	6,965
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	6,925	8,168
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	5,000	5,967
	Kinder Morgan Energy Partners LP	6.375%	3/1/41	3,600	4,211
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	500	534
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	2,775	2,729
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	3,700	3,666
	Magellan Midstream Partners LP	5.650%	10/15/16	3,910	4,319
	Magellan Midstream Partners LP	6.550%	7/15/19	6,750	8,050
	Magellan Midstream Partners LP	4.250%	2/1/21	3,950	4,291
	Magellan Midstream Partners LP	6.400%	5/1/37	1,000	1,239
	Magellan Midstream Partners LP	4.200%	12/1/42	525	497
	Magellan Midstream Partners LP	5.150%	10/15/43	1,925	2,104
	National Fuel Gas Co.	6.500%	4/15/18	5,129	5,920
	National Grid plc	6.300%	8/1/16	2,450	2,713

104

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nisource Finance Corp.	5.250%	9/15/17	2,200	2,452
Nisource Finance Corp.	6.400%	3/15/18	885	1,025
Nisource Finance Corp.	6.800%	1/15/19	4,250	5,071
Nisource Finance Corp.	5.450%	9/15/20	1,400	1,602
Nisource Finance Corp.	6.125%	3/1/22	12,295	14,525
Nisource Finance Corp.	6.250%	12/15/40	2,350	2,817
Nisource Finance Corp.	5.950%	6/15/41	5,150	5,979
Nisource Finance Corp.	5.800%	2/1/42	3,075	3,521
Nisource Finance Corp.	4.800%	2/15/44	2,475	2,498
6 ONE Gas Inc.	2.070%	2/1/19	2,600	2,602
6 ONE Gas Inc.	4.658%	2/1/44	1,200	1,290
ONEOK Partners LP	3.250%	2/1/16	4,050	4,208
ONEOK Partners LP	3.200%	9/15/18	4,400	4,592
ONEOK Partners LP	8.625%	3/1/19	2,500	3,157
ONEOK Partners LP	3.375%	10/1/22	5,675	5,627
ONEOK Partners LP	6.650%	10/1/36	6,228	7,654
ONEOK Partners LP	6.850%	10/15/37	2,575	3,242
ONEOK Partners LP	6.200%	9/15/43	3,500	4,171
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	5,453	6,200
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	325	377
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	1,375	1,466
Plains All American Pipeline LP / PAA
Finance Corp.	6.125%	1/15/17	2,000	2,240
Plains All American Pipeline LP / PAA
Finance Corp.	8.750%	5/1/19	125	161
Plains All American Pipeline LP / PAA
Finance Corp.	5.000%	2/1/21	3,460	3,894
Plains All American Pipeline LP / PAA
Finance Corp.	3.650%	6/1/22	1,500	1,548
Plains All American Pipeline LP / PAA
Finance Corp.	2.850%	1/31/23	2,200	2,116
Plains All American Pipeline LP / PAA
Finance Corp.	3.850%	10/15/23	1,675	1,717
Plains All American Pipeline LP / PAA
Finance Corp.	6.700%	5/15/36	1,320	1,667
Plains All American Pipeline LP / PAA
Finance Corp.	5.150%	6/1/42	1,825	1,972
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	3,475	3,299
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	4,400	4,448
Questar Corp.	2.750%	2/1/16	2,075	2,134
Sempra Energy	6.500%	6/1/16	3,885	4,297
Sempra Energy	2.300%	4/1/17	175	180
Sempra Energy	6.150%	6/15/18	2,775	3,221
Sempra Energy	9.800%	2/15/19	1,500	1,993
Sempra Energy	2.875%	10/1/22	2,125	2,082
Sempra Energy	4.050%	12/1/23	19,085	20,150
Sempra Energy	6.000%	10/15/39	6,960	8,622
Southern California Gas Co.	5.750%	11/15/35	400	500
Southern California Gas Co.	3.750%	9/15/42	3,325	3,136
Southern California Gas Co.	4.450%	3/15/44	1,450	1,534
6 Southern Natural Gas Co. LLC	5.900%	4/1/17	1,950	2,189
Southern Natural Gas Co. LLC	8.000%	3/1/32	2,299	3,138
Southern Natural Gas Co. LLC /
Southern Natural Issuing Corp.	4.400%	6/15/21	7,315	7,923

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Spectra Energy Capital LLC	6.200%	4/15/18	8,600	9,890
Spectra Energy Capital LLC	8.000%	10/1/19	835	1,053
Spectra Energy Capital LLC	6.750%	2/15/32	725	831
Spectra Energy Partners LP	2.950%	9/25/18	575	596
Spectra Energy Partners LP	5.950%	9/25/43	940	1,112
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	1,600	1,576
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	3,125	3,124
Tennessee Gas Pipeline Co. LLC	7.500%	4/1/17	720	840
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	725	913
Texas Eastern Transmission LP	7.000%	7/15/32	6,905	9,112
TransCanada PipeLines Ltd.	0.750%	1/15/16	3,025	3,032
TransCanada PipeLines Ltd.	6.500%	8/15/18	12,040	14,324
TransCanada PipeLines Ltd.	3.800%	10/1/20	9,990	10,773
TransCanada PipeLines Ltd.	2.500%	8/1/22	6,075	5,861
TransCanada PipeLines Ltd.	3.750%	10/16/23	4,775	4,925
TransCanada PipeLines Ltd.	4.625%	3/1/34	6,150	6,540
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,400	1,643
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,225	3,844
TransCanada PipeLines Ltd.	6.200%	10/15/37	6,975	8,852
TransCanada PipeLines Ltd.	7.250%	8/15/38	500	697
TransCanada PipeLines Ltd.	7.625%	1/15/39	5,690	8,227
TransCanada PipeLines Ltd.	5.000%	10/16/43	6,000	6,547
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,075	4,238
Transcontinental Gas Pipe Line Co. LLC	6.050%	6/15/18	1,545	1,773
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	3,723	3,728
Western Gas Partners LP	2.600%	8/15/18	1,000	1,027
Western Gas Partners LP	5.375%	6/1/21	2,950	3,342
Western Gas Partners LP	5.450%	4/1/44	5,025	5,521
Williams Cos. Inc.	4.550%	6/24/24	3,800	3,823
Williams Cos. Inc.	7.500%	1/15/31	2,304	2,719
Williams Cos. Inc.	7.750%	6/15/31	1,967	2,365
Williams Cos. Inc.	8.750%	3/15/32	3,560	4,632
Williams Cos. Inc.	5.750%	6/24/44	2,300	2,303
Williams Partners LP/
Williams Partners Finance Corp.	7.250%	2/1/17	2,250	2,575
Williams Partners LP	5.250%	3/15/20	11,901	13,428
Williams Partners LP	4.000%	11/15/21	3,000	3,142
Williams Partners LP	3.350%	8/15/22	850	843
Williams Partners LP	4.300%	3/4/24	1,000	1,037
Williams Partners LP	6.300%	4/15/40	4,495	5,328
Williams Partners LP	5.800%	11/15/43	9,125	10,286
Williams Partners LP	5.400%	3/4/44	1,750	1,869

Other Utility (0.1%)
American Water Capital Corp.	6.085%	10/15/17	8,041	9,115
American Water Capital Corp.	6.593%	10/15/37	6,125	8,122
United Utilities plc	5.375%	2/1/19	6,025	6,596
Veolia Environnement SA	6.000%	6/1/18	6,000	6,812
Veolia Environnement SA	6.750%	6/1/38	1,300	1,592
				2,402,196
Total Corporate Bonds (Cost $19,760,665)				20,758,721
Sovereign Bonds (U.S. Dollar-Denominated) (5.6%)
African Development Bank	1.250%	9/2/16	3,100	3,144
African Development Bank	0.750%	10/18/16	8,850	8,858
African Development Bank	1.125%	3/15/17	4,200	4,234

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
African Development Bank	0.875%	3/15/18	4,700	4,638
African Development Bank	1.625%	10/2/18	16,500	16,565
Asian Development Bank	4.250%	10/20/14	3,550	3,594
Asian Development Bank	2.500%	3/15/16	11,150	11,544
Asian Development Bank	5.500%	6/27/16	5,450	5,985
Asian Development Bank	1.125%	3/15/17	34,275	34,554
Asian Development Bank	5.250%	6/12/17	100	113
Asian Development Bank	5.593%	7/16/18	1,700	1,953
Asian Development Bank	1.750%	9/11/18	2,250	2,281
Asian Development Bank	1.875%	10/23/18	5,120	5,213
Asian Development Bank	1.750%	3/21/19	14,600	14,700
Asian Development Bank	1.875%	4/12/19	13,250	13,363
Asian Development Bank	1.375%	3/23/20	2,750	2,653
Banco do Brasil SA	3.875%	1/23/17	6,650	6,908
Banco do Brasil SA	3.875%	10/10/22	5,375	5,055
Canada	0.875%	2/14/17	22,250	22,299
Canada	1.625%	2/27/19	1,300	1,302
China Development Bank Corp.	4.750%	10/8/14	2,625	2,653
China Development Bank Corp.	5.000%	10/15/15	525	551
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	2,850	2,831
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	13,900	13,116
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	15,100	15,152
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	9,600	9,838
Corp. Andina de Fomento	5.125%	5/5/15	3,775	3,911
Corp. Andina de Fomento	3.750%	1/15/16	9,460	9,886
Corp. Andina de Fomento	8.125%	6/4/19	1,375	1,732
Corp. Andina de Fomento	4.375%	6/15/22	17,046	18,179
Council Of Europe Development Bank	2.750%	2/10/15	2,200	2,234
Council Of Europe Development Bank	2.625%	2/16/16	4,565	4,728
Council Of Europe Development Bank	1.500%	2/22/17	6,000	6,105
Council Of Europe Development Bank	1.500%	6/19/17	1,350	1,371
Council Of Europe Development Bank	1.000%	3/7/18	10,450	10,353
Council Of Europe Development Bank	1.125%	5/31/18	4,550	4,511
8 Development Bank of Japan Inc.	4.250%	6/9/15	5,815	6,029
Ecopetrol SA	7.625%	7/23/19	6,725	8,227
Ecopetrol SA	5.875%	9/18/23	5,800	6,519
Ecopetrol SA	7.375%	9/18/43	10,000	12,347
Ecopetrol SA	5.875%	5/28/45	5,600	5,783
European Bank for Reconstruction & Development	2.750%	4/20/15	7,700	7,858
European Bank for Reconstruction & Development	1.625%	9/3/15	1,800	1,828
European Bank for Reconstruction & Development	2.500%	3/15/16	11,975	12,397
European Bank for Reconstruction & Development	1.375%	10/20/16	4,735	4,815
European Bank for Reconstruction & Development	1.000%	2/16/17	5,000	5,026
European Bank for Reconstruction & Development	0.750%	9/1/17	8,075	8,007
European Bank for Reconstruction & Development	1.000%	9/17/18	2,050	2,010
European Bank for Reconstruction & Development	1.625%	11/15/18	4,675	4,702
European Bank for Reconstruction & Development	1.750%	6/14/19	21,525	21,466
European Bank for Reconstruction & Development	1.500%	3/16/20	10,950	10,695
European Investment Bank	1.125%	4/15/15	26,000	26,198
European Investment Bank	1.000%	7/15/15	24,000	24,195
European Investment Bank	1.625%	9/1/15	19,545	19,858
European Investment Bank	1.375%	10/20/15	4,545	4,606
European Investment Bank	4.875%	2/16/16	9,500	10,189
European Investment Bank	2.250%	3/15/16	19,400	20,004
European Investment Bank	0.625%	4/15/16	22,700	22,771
European Investment Bank	2.500%	5/16/16	15,700	16,293

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	European Investment Bank	2.125%	7/15/16	6,000	6,195
	European Investment Bank	0.500%	8/15/16	10,000	9,975
	European Investment Bank	5.125%	9/13/16	14,700	16,148
	European Investment Bank	1.250%	10/14/16	6,650	6,743
	European Investment Bank	1.125%	12/15/16	1,500	1,513
	European Investment Bank	4.875%	1/17/17	5,500	6,064
	European Investment Bank	1.750%	3/15/17	35,100	35,961
	European Investment Bank	0.875%	4/18/17	15,100	15,081
	European Investment Bank	5.125%	5/30/17	9,150	10,252
	European Investment Bank	1.625%	6/15/17	1,000	1,021
	European Investment Bank	1.000%	8/17/17	17,000	17,000
	European Investment Bank	1.125%	9/15/17	14,425	14,464
	European Investment Bank	1.000%	12/15/17	13,850	13,780
	European Investment Bank	1.000%	3/15/18	20,575	20,361
	European Investment Bank	1.000%	6/15/18	36,000	35,406
	European Investment Bank	1.625%	12/18/18	34,225	34,367
	European Investment Bank	1.875%	3/15/19	46,000	46,386
	European Investment Bank	1.750%	6/17/19	38,100	38,031
	European Investment Bank	2.875%	9/15/20	14,650	15,312
	European Investment Bank	4.000%	2/16/21	11,575	12,842
	European Investment Bank	2.500%	4/15/21	32,125	32,681
	European Investment Bank	3.250%	1/29/24	12,900	13,403
	European Investment Bank	4.875%	2/15/36	100	120
	Export Development Canada	2.250%	5/28/15	1,550	1,579
	Export Development Canada	1.250%	10/26/16	705	713
	Export Development Canada	0.625%	12/15/16	1,675	1,672
9	Export Development Canada	1.000%	5/15/17	7,400	7,414
	Export Development Canada	0.750%	12/15/17	9,025	8,905
	Export Development Canada	1.500%	10/3/18	15,125	15,064
	Export-Import Bank of Korea	4.125%	9/9/15	5,925	6,157
	Export-Import Bank of Korea	3.750%	10/20/16	5,575	5,903
	Export-Import Bank of Korea	4.000%	1/11/17	4,250	4,536
	Export-Import Bank of Korea	1.750%	2/27/18	3,675	3,653
	Export-Import Bank of Korea	2.875%	9/17/18	8,000	8,240
	Export-Import Bank of Korea	5.125%	6/29/20	5,300	5,988
	Export-Import Bank of Korea	4.000%	1/29/21	2,500	2,657
	Export-Import Bank of Korea	4.375%	9/15/21	4,000	4,345
	Export-Import Bank of Korea	5.000%	4/11/22	8,300	9,404
	Export-Import Bank of Korea	4.000%	1/14/24	17,500	18,593
	Federative Republic of Brazil	6.000%	1/17/17	21,330	23,719
3	Federative Republic of Brazil	8.000%	1/15/18	10,767	11,983
	Federative Republic of Brazil	5.875%	1/15/19	16,050	18,345
	Federative Republic of Brazil	8.875%	10/14/19	3,600	4,689
	Federative Republic of Brazil	4.875%	1/22/21	7,470	8,140
	Federative Republic of Brazil	2.625%	1/5/23	8,025	7,411
	Federative Republic of Brazil	8.875%	4/15/24	1,525	2,135
	Federative Republic of Brazil	4.250%	1/7/25	25,725	26,075
	Federative Republic of Brazil	8.750%	2/4/25	4,200	5,859
	Federative Republic of Brazil	10.125%	5/15/27	4,200	6,668
	Federative Republic of Brazil	8.250%	1/20/34	5,750	8,007
	Federative Republic of Brazil	7.125%	1/20/37	11,425	14,432
3	Federative Republic of Brazil	11.000%	8/17/40	4,350	4,855
	Federative Republic of Brazil	5.625%	1/7/41	33,250	35,640
	FMS Wertmanagement AoeR	0.625%	4/18/16	15,000	15,042
	FMS Wertmanagement AoeR	1.000%	11/21/17	4,350	4,327
	FMS Wertmanagement AoeR	1.625%	11/20/18	11,000	11,035

108

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hydro-Quebec	7.500%	4/1/16	3,650	4,076
Hydro-Quebec	2.000%	6/30/16	14,825	15,220
Hydro-Quebec	1.375%	6/19/17	9,300	9,358
Hydro-Quebec	8.400%	1/15/22	3,040	4,030
Hydro-Quebec	8.050%	7/7/24	1,350	1,870
Hydro-Quebec	8.500%	12/1/29	100	150
Inter-American Development Bank	2.250%	7/15/15	9,625	9,830
Inter-American Development Bank	0.500%	8/17/15	4,900	4,910
Inter-American Development Bank	4.250%	9/14/15	3,450	3,613
Inter-American Development Bank	5.125%	9/13/16	100	110
Inter-American Development Bank	1.375%	10/18/16	9,810	9,981
Inter-American Development Bank	0.875%	11/15/16	6,025	6,041
Inter-American Development Bank	1.125%	3/15/17	10,650	10,734
Inter-American Development Bank	1.000%	7/14/17	21,625	21,593
Inter-American Development Bank	2.375%	8/15/17	5,100	5,316
Inter-American Development Bank	0.875%	3/15/18	9,925	9,795
Inter-American Development Bank	1.750%	8/24/18	7,620	7,724
Inter-American Development Bank	1.125%	9/12/19	24,800	23,976
Inter-American Development Bank	3.875%	9/17/19	16,750	18,471
Inter-American Development Bank	3.875%	2/14/20	2,300	2,538
Inter-American Development Bank	2.125%	11/9/20	10,400	10,392
Inter-American Development Bank	3.000%	10/4/23	2,350	2,422
Inter-American Development Bank	3.000%	2/21/24	18,000	18,527
Inter-American Development Bank	7.000%	6/15/25	1,125	1,509
Inter-American Development Bank	3.200%	8/7/42	2,000	1,772
Inter-American Development Bank	4.375%	1/24/44	11,000	12,014
International Bank for Reconstruction
& Development	2.375%	5/26/15	20,000	20,379
International Bank for Reconstruction
& Development	2.125%	3/15/16	24,450	25,160
International Bank for Reconstruction
& Development	5.000%	4/1/16	9,975	10,768
International Bank for Reconstruction
& Development	0.500%	4/15/16	16,700	16,718
International Bank for Reconstruction
& Development	1.000%	9/15/16	5,995	6,049
International Bank for Reconstruction
& Development	0.625%	10/14/16	14,250	14,235
International Bank for Reconstruction
& Development	0.875%	4/17/17	33,925	33,949
International Bank for Reconstruction
& Development	1.125%	7/18/17	7,500	7,532
International Bank for Reconstruction
& Development	1.375%	4/10/18	36,200	36,328
International Bank for Reconstruction
& Development	1.875%	3/15/19	43,475	43,970
International Bank for Reconstruction
& Development	2.125%	11/1/20	20,400	20,360
International Bank for Reconstruction
& Development	2.250%	6/24/21	15,250	15,316
International Bank for Reconstruction
& Development	7.625%	1/19/23	950	1,325
International Bank for Reconstruction
& Development	8.875%	3/1/26	450	700
International Finance Corp.	2.750%	4/20/15	3,250	3,317
International Finance Corp.	2.250%	4/11/16	5,000	5,160

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Finance Corp.	0.625%	11/15/16	9,450	9,438
	International Finance Corp.	1.125%	11/23/16	14,950	15,089
	International Finance Corp.	1.000%	4/24/17	5,650	5,652
	International Finance Corp.	2.125%	11/17/17	24,800	25,581
	International Finance Corp.	0.625%	12/21/17	6,850	6,724
	International Finance Corp.	1.250%	7/16/18	15,500	15,404
	International Finance Corp.	1.750%	9/4/18	6,400	6,480
8	Japan Bank for International Cooperation	1.875%	9/24/15	6,065	6,180
8	Japan Bank for International Cooperation	2.500%	1/21/16	5,600	5,782
8	Japan Bank for International Cooperation	2.500%	5/18/16	6,200	6,419
8	Japan Bank for International Cooperation	2.250%	7/13/16	5,000	5,168
8	Japan Bank for International Cooperation	1.125%	7/19/17	6,675	6,696
8	Japan Bank for International Cooperation	1.750%	7/31/18	13,125	13,244
8	Japan Bank for International Cooperation	1.750%	11/13/18	19,900	19,976
8	Japan Bank for International Cooperation	2.125%	2/7/19	5,000	5,092
8	Japan Bank for International Cooperation	3.375%	7/31/23	2,400	2,521
8	Japan Bank for International Cooperation	3.000%	5/29/24	17,000	17,140
8	Japan Finance Organization for Municipalities	5.000%	5/16/17	1,600	1,777
8	Japan Finance Organization for Municipalities	4.000%	1/13/21	5,625	6,165
10	KFW	0.625%	4/24/15	15,700	15,760
10	KFW	0.500%	9/30/15	34,175	34,285
10	KFW	1.250%	10/26/15	15,400	15,594
10	KFW	2.625%	2/16/16	3,450	3,574
10	KFW	5.125%	3/14/16	14,000	15,115
10	KFW	0.500%	4/19/16	16,000	16,014
10	KFW	2.000%	6/1/16	19,000	19,545
10	KFW	0.500%	7/15/16	17,000	16,962
10	KFW	1.250%	10/5/16	11,805	11,971
10	KFW	0.625%	12/15/16	30,150	30,109
10	KFW	4.875%	1/17/17	3,000	3,308
10	KFW	1.250%	2/15/17	29,000	29,338
10	KFW	0.750%	3/17/17	7,000	6,948
10	KFW	0.875%	9/5/17	14,200	14,132
10	KFW	4.375%	3/15/18	18,850	20,938
10	KFW	1.000%	6/11/18	13,900	13,710
10	KFW	4.500%	7/16/18	6,425	7,196
10	KFW	1.875%	4/1/19	43,500	43,948
10	KFW	4.875%	6/17/19	20,075	23,063
10	KFW	4.000%	1/27/20	5,500	6,100
10	KFW	2.750%	9/8/20	23,250	24,146
10	KFW	2.750%	10/1/20	13,200	13,705
10	KFW	2.375%	8/25/21	9,590	9,641
10	KFW	2.625%	1/25/22	14,000	14,233
10	KFW	2.000%	10/4/22	24,875	23,965
10	KFW	2.125%	1/17/23	30,000	29,065
10	KFW	0.000%	4/18/36	7,000	3,279
10	KFW	0.000%	6/29/37	5,450	2,466
	Korea Development Bank	4.375%	8/10/15	11,800	12,250
	Korea Development Bank	3.250%	3/9/16	1,180	1,224
	Korea Development Bank	4.000%	9/9/16	2,500	2,651
	Korea Development Bank	3.875%	5/4/17	2,500	2,655
	Korea Development Bank	3.500%	8/22/17	3,450	3,638
	Korea Development Bank	1.500%	1/22/18	2,500	2,467
	Korea Development Bank	3.000%	3/17/19	4,400	4,532
	Korea Development Bank	3.000%	9/14/22	5,000	4,955
	Korea Development Bank	3.750%	1/22/24	15,300	15,958

110

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Korea Finance Corp.	3.250%	9/20/16	4,000	4,175
	Korea Finance Corp.	2.250%	8/7/17	1,475	1,498
	Korea Finance Corp.	4.625%	11/16/21	10,000	10,982
10	Landwirtschaftliche Rentenbank	3.125%	7/15/15	6,605	6,802
10	Landwirtschaftliche Rentenbank	4.875%	11/16/15	10,650	11,312
10	Landwirtschaftliche Rentenbank	2.500%	2/15/16	7,220	7,457
10	Landwirtschaftliche Rentenbank	2.125%	7/15/16	175	181
10	Landwirtschaftliche Rentenbank	5.125%	2/1/17	10,700	11,876
10	Landwirtschaftliche Rentenbank	0.875%	9/12/17	2,325	2,312
10	Landwirtschaftliche Rentenbank	2.375%	9/13/17	4,000	4,166
10	Landwirtschaftliche Rentenbank	1.000%	4/4/18	13,000	12,888
10	Landwirtschaftliche Rentenbank	1.875%	9/17/18	5,600	5,695
10	Landwirtschaftliche Rentenbank	1.375%	10/23/19	3,000	2,939
	Nexen Energy ULC	7.875%	3/15/32	325	438
	Nexen Energy ULC	5.875%	3/10/35	690	773
	Nexen Energy ULC	6.400%	5/15/37	13,400	16,166
	Nexen Energy ULC	7.500%	7/30/39	3,400	4,601
	Nordic Investment Bank	2.625%	10/6/14	4,000	4,025
	Nordic Investment Bank	2.500%	7/15/15	3,865	3,955
	Nordic Investment Bank	2.250%	3/15/16	4,250	4,384
	Nordic Investment Bank	0.500%	4/14/16	3,150	3,154
	Nordic Investment Bank	5.000%	2/1/17	1,150	1,274
	Nordic Investment Bank	1.000%	3/7/17	2,250	2,263
	Nordic Investment Bank	0.750%	1/17/18	14,450	14,187
	Nordic Investment Bank	1.875%	6/14/19	8,300	8,357
	North American Development Bank	2.300%	10/10/18	2,387	2,415
	North American Development Bank	4.375%	2/11/20	975	1,037
	North American Development Bank	2.400%	10/26/22	3,300	3,147
11	Oesterreichische Kontrollbank AG	4.500%	3/9/15	2,600	2,676
11	Oesterreichische Kontrollbank AG	2.000%	6/3/16	24,500	25,180
11	Oesterreichische Kontrollbank AG	0.750%	12/15/16	8,000	7,996
11	Oesterreichische Kontrollbank AG	5.000%	4/25/17	4,025	4,481
11	Oesterreichische Kontrollbank AG	1.625%	3/12/19	3,500	3,479
3	Oriental Republic of Uruguay	8.000%	11/18/22	3,900	5,090
3	Oriental Republic of Uruguay	4.500%	8/14/24	12,000	12,659
3	Oriental Republic of Uruguay	7.625%	3/21/36	725	979
3	Oriental Republic of Uruguay	4.125%	11/20/45	16,579	14,384
	Pemex Project Funding Master Trust	5.750%	3/1/18	40,575	45,672
	Pemex Project Funding Master Trust	6.625%	6/15/35	9,100	10,728
	Pemex Project Funding Master Trust	6.625%	6/15/38	2,025	2,362
	Petrobras Global Finance BV	2.000%	5/20/16	11,700	11,746
	Petrobras Global Finance BV	4.875%	3/17/20	19,400	19,900
	Petrobras Global Finance BV	4.375%	5/20/23	6,000	5,767
	Petrobras Global Finance BV	6.250%	3/17/24	20,500	21,800
	Petrobras Global Finance BV	5.625%	5/20/43	3,600	3,222
	Petrobras Global Finance BV	7.250%	3/17/44	1,600	1,761
	Petrobras International Finance Co.	3.875%	1/27/16	3,350	3,452
	Petrobras International Finance Co.	6.125%	10/6/16	3,325	3,613
	Petrobras International Finance Co.	3.500%	2/6/17	12,250	12,588
	Petrobras International Finance Co.	5.875%	3/1/18	18,500	20,241
	Petrobras International Finance Co.	8.375%	12/10/18	2,300	2,741
	Petrobras International Finance Co.	7.875%	3/15/19	7,575	8,845
	Petrobras International Finance Co.	5.750%	1/20/20	26,685	28,517
	Petrobras International Finance Co.	5.375%	1/27/21	18,325	19,033
	Petrobras International Finance Co.	6.875%	1/20/40	19,725	20,489

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Petrobras International Finance Co.	6.750%	1/27/41	8,000	8,220
	Petroleos Mexicanos	8.000%	5/3/19	6,675	8,275
	Petroleos Mexicanos	6.000%	3/5/20	5,000	5,724
	Petroleos Mexicanos	5.500%	1/21/21	21,445	23,963
	Petroleos Mexicanos	4.875%	1/24/22	19,350	20,885
	Petroleos Mexicanos	3.500%	1/30/23	15,850	15,497
	Petroleos Mexicanos	4.875%	1/18/24	700	742
3	Petroleos Mexicanos	2.290%	2/15/24	1,500	1,497
	Petroleos Mexicanos	6.500%	6/2/41	10,725	12,524
	Petroleos Mexicanos	5.500%	6/27/44	29,400	30,368
6	Petroleos Mexicanos	6.375%	1/23/45	12,600	14,575
	Province of British Columbia	2.850%	6/15/15	6,100	6,250
	Province of British Columbia	2.100%	5/18/16	5,280	5,425
	Province of British Columbia	1.200%	4/25/17	4,900	4,923
	Province of British Columbia	2.650%	9/22/21	8,200	8,263
	Province of British Columbia	2.000%	10/23/22	10,000	9,487
	Province of Manitoba	2.625%	7/15/15	1,475	1,508
	Province of Manitoba	4.900%	12/6/16	6,065	6,670
	Province of Manitoba	1.300%	4/3/17	4,050	4,069
	Province of Manitoba	1.125%	6/1/18	1,250	1,237
	Province of Manitoba	2.100%	9/6/22	3,000	2,872
	Province of Manitoba	3.050%	5/14/24	19,500	19,679
	Province of New Brunswick	2.750%	6/15/18	7,575	7,914
	Province of Nova Scotia	2.375%	7/21/15	6,390	6,519
	Province of Nova Scotia	5.125%	1/26/17	1,000	1,105
	Province of Nova Scotia	9.125%	5/1/21	1,280	1,747
	Province of Ontario	1.875%	9/15/15	2,500	2,544
	Province of Ontario	4.750%	1/19/16	4,325	4,599
	Province of Ontario	5.450%	4/27/16	6,125	6,651
	Province of Ontario	2.300%	5/10/16	26,290	27,058
	Province of Ontario	1.000%	7/22/16	14,100	14,202
	Province of Ontario	1.600%	9/21/16	9,200	9,347
	Province of Ontario	1.100%	10/25/17	10,650	10,602
	Province of Ontario	3.150%	12/15/17	5,525	5,853
	Province of Ontario	1.200%	2/14/18	5,600	5,557
	Province of Ontario	3.000%	7/16/18	2,550	2,689
	Province of Ontario	2.000%	9/27/18	12,500	12,661
	Province of Ontario	2.000%	1/30/19	20,000	20,182
	Province of Ontario	1.650%	9/27/19	11,000	10,789
	Province of Ontario	4.000%	10/7/19	3,750	4,109
	Province of Ontario	4.400%	4/14/20	9,200	10,281
	Province of Ontario	2.450%	6/29/22	2,025	1,976
	Province of Ontario	3.200%	5/16/24	10,000	10,090
	Quebec	5.125%	11/14/16	7,275	7,990
	Quebec	4.625%	5/14/18	9,050	10,105
	Quebec	3.500%	7/29/20	8,770	9,385
	Quebec	2.750%	8/25/21	13,475	13,569
	Quebec	2.625%	2/13/23	15,300	14,852
	Quebec	7.125%	2/9/24	325	425
	Quebec	7.500%	9/15/29	6,875	9,778
	Region of Lombardy Italy	5.804%	10/25/32	1,050	1,090
	Republic of Chile	3.875%	8/5/20	6,850	7,337
	Republic of Chile	3.250%	9/14/21	200	206
	Republic of Chile	2.250%	10/30/22	10,400	9,775
	Republic of Chile	3.625%	10/30/42	3,600	3,158

112

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Republic of Colombia	7.375%	1/27/17	4,900	5,611
Republic of Colombia	7.375%	3/18/19	20,550	24,979
Republic of Colombia	11.750%	2/25/20	1,050	1,519
Republic of Colombia	4.375%	7/12/21	9,795	10,505
3 Republic of Colombia	2.625%	3/15/23	11,950	11,171
Republic of Colombia	4.000%	2/26/24	7,100	7,313
Republic of Colombia	8.125%	5/21/24	2,800	3,766
Republic of Colombia	7.375%	9/18/37	11,500	15,611
Republic of Colombia	6.125%	1/18/41	9,250	11,063
3 Republic of Colombia	5.625%	2/26/44	14,000	15,610
Republic of Finland	6.950%	2/15/26	1,000	1,302
Republic of Italy	4.750%	1/25/16	14,850	15,749
Republic of Italy	5.250%	9/20/16	10,855	11,827
Republic of Italy	5.375%	6/12/17	14,400	15,922
Republic of Italy	6.875%	9/27/23	5,725	7,295
Republic of Italy	5.375%	6/15/33	13,750	16,079
Republic of Korea	5.125%	12/7/16	3,000	3,311
Republic of Korea	7.125%	4/16/19	16,078	19,814
Republic of Korea	3.875%	9/11/23	11,600	12,416
Republic of Korea	5.625%	11/3/25	575	712
Republic of Panama	5.200%	1/30/20	15,655	17,416
Republic of Panama	7.125%	1/29/26	13,500	17,078
Republic of Panama	9.375%	4/1/29	2,500	3,706
3 Republic of Panama	6.700%	1/26/36	9,848	12,149
Republic of Peru	7.125%	3/30/19	12,550	15,248
Republic of Peru	7.350%	7/21/25	6,525	8,646
Republic of Peru	8.750%	11/21/33	11,427	17,407
3 Republic of Peru	6.550%	3/14/37	10,500	13,151
Republic of Peru	5.625%	11/18/50	5,400	6,041
Republic of Philippines	9.375%	1/18/17	5,000	6,000
Republic of Philippines	8.375%	6/17/19	10,000	12,738
Republic of Philippines	6.500%	1/20/20	3,100	3,697
Republic of Philippines	4.000%	1/15/21	17,525	18,577
Republic of Philippines	10.625%	3/16/25	8,525	13,374
Republic of Philippines	5.500%	3/30/26	6,800	7,837
Republic of Philippines	9.500%	2/2/30	8,950	13,996
Republic of Philippines	7.750%	1/14/31	7,250	10,014
Republic of Philippines	6.375%	1/15/32	5,650	6,978
Republic of Philippines	6.375%	10/23/34	19,725	24,854
Republic of Philippines	5.000%	1/13/37	1,950	2,152
Republic of Philippines	4.200%	1/21/24	20,525	21,782
Republic of Poland	3.875%	7/16/15	9,550	9,884
Republic of Poland	5.000%	10/19/15	750	793
Republic of Poland	6.375%	7/15/19	12,960	15,358
Republic of Poland	5.125%	4/21/21	20,650	23,230
Republic of Poland	5.000%	3/23/22	23,085	25,668
Republic of Poland	3.000%	3/17/23	17,300	16,789
Republic of Poland	4.000%	1/22/24	3,650	3,805
Republic of South Africa	6.875%	5/27/19	7,425	8,582
Republic of South Africa	5.500%	3/9/20	9,890	10,797
Republic of South Africa	4.665%	1/17/24	5,300	5,396
Republic of South Africa	5.875%	9/16/25	11,000	12,238
Republic of South Africa	6.250%	3/8/41	2,100	2,419
Republic of Turkey	7.000%	9/26/16	17,900	19,765
Republic of Turkey	7.500%	7/14/17	12,175	13,848

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Republic of Turkey	6.750%	4/3/18	17,275	19,492
	Republic of Turkey	7.000%	3/11/19	17,700	20,366
	Republic of Turkey	7.000%	6/5/20	13,100	15,287
	Republic of Turkey	5.625%	3/30/21	1,475	1,609
	Republic of Turkey	5.125%	3/25/22	8,925	9,436
	Republic of Turkey	6.250%	9/26/22	6,000	6,790
	Republic of Turkey	5.750%	3/22/24	27,800	30,198
	Republic of Turkey	7.375%	2/5/25	22,475	27,288
	Republic of Turkey	11.875%	1/15/30	13,000	22,254
	Republic of Turkey	8.000%	2/14/34	11,400	14,984
	Republic of Turkey	6.875%	3/17/36	13,100	15,396
	Republic of Turkey	6.750%	5/30/40	16,000	18,640
	Republic of Turkey	6.000%	1/14/41	15,500	16,556
	Republic of Turkey	4.875%	4/16/43	4,500	4,226
3	Republic of Uruguay	5.100%	6/18/50	975	958
	State of Israel	5.500%	11/9/16	3,480	3,854
	State of Israel	5.125%	3/26/19	5,350	6,080
	State of Israel	4.000%	6/30/22	15,300	16,394
	State of Israel	3.150%	6/30/23	2,300	2,298
	State of Israel	4.500%	1/30/43	10,100	9,877
	Statoil ASA	1.800%	11/23/16	300	307
	Statoil ASA	3.125%	8/17/17	5,590	5,915
	Statoil ASA	6.700%	1/15/18	1,000	1,173
	Statoil ASA	1.200%	1/17/18	2,000	1,985
	Statoil ASA	1.950%	11/8/18	3,500	3,524
	Statoil ASA	5.250%	4/15/19	9,090	10,432
	Statoil ASA	2.900%	11/8/20	1,000	1,018
	Statoil ASA	3.150%	1/23/22	3,175	3,241
	Statoil ASA	2.450%	1/17/23	14,300	13,698
	Statoil ASA	2.650%	1/15/24	3,500	3,358
	Statoil ASA	3.700%	3/1/24	4,300	4,494
	Statoil ASA	7.250%	9/23/27	1,975	2,694
6	Statoil ASA	6.500%	12/1/28	225	292
	Statoil ASA	7.150%	1/15/29	1,165	1,580
	Statoil ASA	5.100%	8/17/40	4,000	4,533
	Statoil ASA	4.250%	11/23/41	2,300	2,307
	Statoil ASA	3.950%	5/15/43	1,400	1,344
	Statoil ASA	4.800%	11/8/43	5,000	5,485
	Svensk Exportkredit AB	1.750%	10/20/15	2,600	2,648
	Svensk Exportkredit AB	0.625%	5/31/16	4,100	4,107
	Svensk Exportkredit AB	2.125%	7/13/16	7,360	7,584
	Svensk Exportkredit AB	5.125%	3/1/17	550	612
	Svensk Exportkredit AB	1.750%	5/30/17	4,050	4,137
	Svensk Exportkredit AB	1.125%	4/5/18	15,000	14,851
	Svensk Exportkredit AB	1.875%	6/17/19	12,000	12,015
	United Mexican States	11.375%	9/15/16	1,325	1,626
	United Mexican States	5.625%	1/15/17	27,465	30,509
	United Mexican States	5.950%	3/19/19	21,225	24,727
	United Mexican States	3.500%	1/21/21	13,000	13,494
	United Mexican States	3.625%	3/15/22	27,050	28,047
	United Mexican States	4.000%	10/2/23	41,492	43,558
	United Mexican States	8.300%	8/15/31	2,500	3,673
	United Mexican States	6.750%	9/27/34	9,800	12,628
	United Mexican States	6.050%	1/11/40	22,010	26,632

114

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Mexican States	4.750%	3/8/44	29,183	29,686
United Mexican States	5.550%	1/21/45	1,750	1,993
United Mexican States	5.750%	10/12/10	21,260	22,545
Total Sovereign Bonds (Cost $4,514,820)				4,626,508
Taxable Municipal Bonds (1.0%)
Alameda County CA Joint Powers
Authority Lease Revenue	7.046%	12/1/44	4,080	5,345
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.834%	2/15/41	575	810
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.053%	2/15/43	400	490
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	5.939%	2/15/47	3,000	3,461
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	6.270%	2/15/50	1,090	1,342
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	7.499%	2/15/50	750	1,028
American Municipal Power Ohio Inc. Revenue
(Prairie State Energy Campus Project)	8.084%	2/15/50	3,050	4,555
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.793%	4/1/30	875	1,085
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.918%	4/1/40	1,500	2,025
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.263%	4/1/49	5,958	8,009
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	7.043%	4/1/50	1,325	1,904
Bay Area Toll Authority California Toll Bridge
Revenue (San Francisco Bay Area)	6.907%	10/1/50	4,865	6,903
California GO	3.950%	11/1/15	2,550	2,669
California GO	5.750%	3/1/17	4,000	4,500
California GO	6.200%	3/1/19	1,100	1,307
California GO	6.200%	10/1/19	4,935	5,948
California GO	5.700%	11/1/21	9,655	11,591
California GO	7.500%	4/1/34	14,580	20,771
California GO	7.550%	4/1/39	14,045	20,899
California GO	7.300%	10/1/39	2,400	3,380
California GO	7.350%	11/1/39	7,825	11,115
California GO	7.625%	3/1/40	3,350	4,927
California GO	7.600%	11/1/40	13,885	21,035
Central Puget Sound WA Regional Transit
Authority Sales & Use Tax Revenue	5.491%	11/1/39	550	657
Chicago IL Board of Education GO	6.319%	11/1/29	1,850	1,967
Chicago IL Board of Education GO	6.138%	12/1/39	4,400	4,472
Chicago IL GO	7.781%	1/1/35	825	1,015
Chicago IL GO	6.314%	1/1/44	10,500	11,610
Chicago IL Metropolitan Water Reclamation
District GO	5.720%	12/1/38	3,060	3,671
Chicago IL O’Hare International Airport Revenue	6.845%	1/1/38	400	448
Chicago IL O’Hare International Airport Revenue	6.395%	1/1/40	600	767
Chicago IL Transit Authority Sales Tax
Receipts Revenue	6.200%	12/1/40	1,650	1,880
Chicago IL Transit Authority Transfer Tax
Receipts Revenue	6.899%	12/1/40	4,255	5,280

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	600	706
Chicago IL Water Revenue	6.742%	11/1/40	900	1,077
Clark County NV Airport Revenue	6.881%	7/1/42	550	606
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	3,300	4,172
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	2,350	2,816
Connecticut GO	5.090%	10/1/30	800	900
Connecticut GO	5.850%	3/15/32	8,015	9,782
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	100	111
Cook County IL GO	6.229%	11/15/34	4,750	5,498
Curators of the University of Missouri System
Facilities Revenue	5.960%	11/1/39	1,000	1,253
Curators of the University of Missouri System
Facilities Revenue	5.792%	11/1/41	1,000	1,273
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,021
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	1,650	1,871
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,100	1,445
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	2,825	3,232
Dallas TX Independent School District GO	6.450%	2/15/35	1,500	1,744
Dartmouth College New Hampshire GO	4.750%	6/1/19	275	310
Denver CO City & County School District
No. 1 COP	7.017%	12/15/37	1,050	1,333
Denver CO City & County School District
No. 1 GO	5.664%	12/1/33	525	615
District of Columbia Income Tax Revenue	5.591%	12/1/34	450	536
District of Columbia Income Tax Revenue	5.582%	12/1/35	650	778
East Baton Rouge LA Sewer
Commission Revenue	6.087%	2/1/45	975	1,084
East Bay CA Municipal Utility District Water
System Revenue	5.874%	6/1/40	1,100	1,383
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	2,000	2,000
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	6,650	6,677
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	8,100	8,176
George Washington University
District of Columbia GO	3.485%	9/15/22	5,700	5,713
Georgia GO	4.503%	11/1/25	5,300	5,936
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	6,645	8,103
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	2,250	2,703
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	5,100	5,690
Houston TX Utility System Revenue	3.828%	5/15/28	2,400	2,518
Illinois GO	4.511%	3/1/15	3,350	3,440
Illinois GO	5.365%	3/1/17	3,000	3,278
Illinois GO	5.665%	3/1/18	5,000	5,555
Illinois GO	4.950%	6/1/23	5,125	5,410
Illinois GO	5.100%	6/1/33	39,430	39,510
Illinois GO	6.630%	2/1/35	4,950	5,591
Illinois GO	6.725%	4/1/35	3,250	3,734
Illinois GO	7.350%	7/1/35	5,950	7,147

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	460	573
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	625	749
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	3,700	4,681
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	3.985%	1/1/29	3,600	3,629
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	4.532%	1/1/35	2,350	2,432
	Kansas Department of Transportation
	Highway Revenue	4.596%	9/1/35	3,000	3,257
12	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	1,525	1,683
3	Kentucky Asset/Liability Commission
	General Fund Revenue	3.165%	4/1/18	194	202
	La Paz County AZ Industrial Development
	Authority Project Revenue (LCS Corrections
	Services, Inc. Project)	7.000%	3/1/34	1,750	1,731
	Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	650	713
	Los Angeles CA Community College District GO	6.600%	8/1/42	2,150	2,948
	Los Angeles CA Community College District GO	6.750%	8/1/49	2,000	2,818
	Los Angeles CA Department of Airports
	International Airport Revenue	6.582%	5/15/39	450	568
	Los Angeles CA Department
	of Water & Power Revenue	5.716%	7/1/39	850	1,051
	Los Angeles CA Department
	of Water & Power Revenue	6.008%	7/1/39	2,400	2,901
	Los Angeles CA Department
	of Water & Power Revenue	6.166%	7/1/40	600	659
	Los Angeles CA Department
	of Water & Power Revenue	6.574%	7/1/45	5,215	7,292
	Los Angeles CA Department
	of Water & Power Revenue	6.603%	7/1/50	500	696
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,800	2,169
	Los Angeles CA Unified School District GO	5.750%	7/1/34	7,190	8,765
	Los Angeles CA Unified School District GO	6.758%	7/1/34	1,150	1,541
	Los Angeles County CA Metropolitan
	Transportation Authority Sales Tax Revenue	5.735%	6/1/39	2,200	2,630
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	1,700	2,171
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	850	1,140
	Maryland Transportation Authority Facilities
	Projects Revenue	5.888%	7/1/43	800	1,001
	Massachusetts GO	4.200%	12/1/21	6,170	6,674
	Massachusetts GO	5.456%	12/1/39	4,690	5,549
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	2,100	2,559
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	475	594
	Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	2,415	2,690
	Metropolitan Government of Nashville
	& Davidson County TN Convention Center
	Authority Tourism Tax Revenue	6.731%	7/1/43	1,500	1,925
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	1,000	1,147
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	525	707

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Metropolitan Water District of Southern
	California Revenue	6.947%	7/1/40	650	762
	Mississippi GO	5.245%	11/1/34	1,300	1,481
	Missouri Highways & Transportation Commission
	Road Revenue	5.445%	5/1/33	600	702
13	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	8,215	10,722
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	7,080	8,213
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	5,680	7,374
14	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	425	439
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	6,400	9,223
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	10,190	14,256
	New York City NY GO	6.646%	12/1/31	100	118
	New York City NY GO	6.246%	6/1/35	950	1,089
	New York City NY GO	5.968%	3/1/36	1,840	2,242
	New York City NY GO	5.985%	12/1/36	600	733
	New York City NY GO	5.517%	10/1/37	3,225	3,793
	New York City NY GO	6.271%	12/1/37	5,950	7,618
	New York City NY GO	5.846%	6/1/40	750	919
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.750%	6/15/41	500	625
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.790%	6/15/41	4,000	4,394
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.952%	6/15/42	1,150	1,477
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.011%	6/15/42	350	453
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	6.282%	6/15/42	2,275	2,575
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.440%	6/15/43	2,400	2,873
	New York City NY Municipal Water Finance
	Authority Water & Sewer System Revenue	5.882%	6/15/44	17,590	22,393
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	2,500	3,213
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.767%	8/1/36	750	916
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.508%	8/1/37	3,300	3,961
	New York City NY Transitional Finance Authority
	Future Tax Revenue	5.572%	11/1/38	1,000	1,203
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	3,950	5,734
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	400	501
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	300	376
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	975	1,187
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	2,540	3,344
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.668%	11/15/39	2,000	2,624

Total Bond Market II Index Fund

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.500%	3/15/30	3,745	4,406
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.289%	3/15/33	1,250	1,448
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.628%	3/15/39	900	1,082
	New York State Dormitory Authority Revenue
	(Personal Income Tax)	5.389%	3/15/40	750	895
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.770%	3/15/39	2,375	2,850
	New York State Urban Development Corp.
	Revenue (Personal Income Tax)	5.838%	3/15/40	650	780
	New York University Hospitals Center GO	4.428%	7/1/42	1,850	1,744
	New York University Hospitals Center Revenue	5.750%	7/1/43	3,050	3,506
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	8,525	11,708
	Ohio State University General Receipts Revenue	4.910%	6/1/40	1,575	1,783
	Ohio State University General Receipts Revenue	4.800%	6/1/11	5,456	5,637
	Ohio Water Development Authority Water
	Pollution Control Loan Fund Revenue	4.879%	12/1/34	1,000	1,107
	Orange County CA Local Transportation Authority
	Sales Tax Revenue	6.908%	2/15/41	650	880
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	1,050	1,313
	Oregon GO	5.762%	6/1/23	850	997
	Oregon GO	5.892%	6/1/27	1,125	1,361
14	Oregon School Boards Association GO	4.759%	6/30/28	11,450	12,400
12	Oregon School Boards Association GO	5.528%	6/30/28	375	429
	Pennsylvania GO	4.650%	2/15/26	2,015	2,237
	Pennsylvania GO	5.350%	5/1/30	3,000	3,282
	Pennsylvania Public School Building Authority
	Lease Revenue (School District of Philadelphia)	5.000%	9/15/27	999	1,091
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	2,250	2,643
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	550	641
	Philadelphia PA Industrial Development Authority
	City Service Agreement Revenue	3.964%	4/15/26	1,500	1,489
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	850	1,057
	Port Authority of New York
	& New Jersey Revenue	5.647%	11/1/40	4,900	5,923
	Port Authority of New York
	& New Jersey Revenue	4.960%	8/1/46	5,625	6,355
	Port Authority of New York
	& New Jersey Revenue	5.310%	8/1/46	3,350	3,620
	Port Authority of New York
	& New Jersey Revenue	4.926%	10/1/51	7,465	8,258
	Port Authority of New York
	& New Jersey Revenue	4.458%	10/1/62	10,550	10,753
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	2,925	3,297
	Princeton University New Jersey GO	4.950%	3/1/19	3,400	3,870
	Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,075
	Regional Transportation District of Colorado
	Sales Tax Revenue	5.844%	11/1/50	1,550	1,988
	Rutgers State University NJ Revenue	5.665%	5/1/40	2,250	2,729

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Salt River Project Arizona Agricultural
Improvement & Power District Revenue	4.839%	1/1/41	750	851
San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	1,500	1,930
San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,175	1,440
San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	5,350	6,720
San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,360	1,426
San Diego County CA Regional Airport
Authority Revenue	5.594%	7/1/43	2,375	2,547
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	1,470	1,908
San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,340	1,738
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,600	2,021
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	3,000	4,211
Santa Clara Valley CA Transportation Authority
Sales Tax Revenue	5.876%	4/1/32	3,855	4,578
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	775	851
South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,125	2,747
Stanford University California GO	4.250%	5/1/16	1,250	1,330
Texas GO	5.517%	4/1/39	6,590	8,235
Texas Transportation Commission Revenue	5.028%	4/1/26	750	874
Texas Transportation Commission Revenue	5.178%	4/1/30	3,850	4,535
Texas Transportation Commission Revenue	4.631%	4/1/33	2,300	2,534
Texas Transportation Commission Revenue	4.681%	4/1/40	1,375	1,511
Tufts University Massachusetts GO	5.017%	4/15/12	4,700	4,762
University of California Regents General Revenue	4.601%	5/15/31	12,830	13,991
University of California Regents
Medical Center Revenue	6.548%	5/15/48	1,675	2,158
University of California Regents
Medical Center Revenue	6.583%	5/15/49	1,055	1,368
University of California Revenue	1.796%	7/1/19	1,000	989
University of California Revenue	5.770%	5/15/43	5,790	7,079
University of California Revenue	5.946%	5/15/45	4,950	6,107
University of California Revenue	4.858%	5/15/12	5,125	5,200
University of Massachusetts Building
Authority Revenue	5.450%	11/1/40	600	698
University of Southern California GO	5.250%	10/1/11	1,800	2,137
University of Texas System Revenue
Financing System Revenue	5.262%	7/1/39	5,214	6,229
University of Texas System Revenue
Financing System Revenue	6.276%	8/15/41	525	583
University of Texas System Revenue
Financing System Revenue	5.134%	8/15/42	150	177
University of Texas System Revenue
Financing System Revenue	4.794%	8/15/46	1,665	1,865
University of Virginia Revenue	6.200%	9/1/39	1,000	1,339
Utah GO	4.554%	7/1/24	1,300	1,456
Utah GO	3.539%	7/1/25	4,300	4,457
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	100	126
Virginia Commonwealth Transportation
Board Revenue	5.350%	5/15/35	730	847
Washington GO	5.090%	8/1/33	3,825	4,400

Total Bond Market II Index Fund

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Washington GO	5.481%	8/1/39	270	327
Washington GO	5.140%	8/1/40	1,920	2,259
12 Wisconsin GO	5.700%	5/1/26	3,020	3,524
Total Taxable Municipal Bonds (Cost $697,290)				788,670

			Shares
Temporary Cash Investment (5.9%)
Money Market Fund (5.9%)
15 Vanguard Market Liquidity Fund
(Cost $4,855,689)	0.111%		4,855,688,982	4,855,689
Total Investments (105.3%) (Cost $84,266,582)				86,174,212
Other Assets and Liabilities (-5.3%)
Other Assets				1,066,238
Liabilities				(5,411,611)
				(4,345,373)
Net Assets (100%)				81,828,839

				Amount
				($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers				81,318,523
Affiliated Vanguard Funds				4,855,689
Total Investment in Securities				86,174,212
Receivables for Investment Securities Sold				541,201
Receivables for Accrued Income				482,432
Other Assets				42,605
Total Assets				87,240,450
Liabilities
Payables for Investment Securities Purchased				5,037,774
Other Liabilities				373,837
Total Liabilities				5,411,611
Net Assets				81,828,839

Total Bond Market II Index Fund

At June 30, 2014, net assets consisted of:
Amount
($000)
Paid-in Capital	79,882,948
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	38,261
Unrealized Appreciation (Depreciation)	1,907,630
Net Assets	81,828,839

Investor Shares—Net Assets
Applicable to 4,776,008,245 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	51,489,925
Net Asset Value Per Share—Investor Shares	$10.78

Institutional Shares—Net Assets
Applicable to 2,814,132,944 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	30,338,914
Net Asset Value Per Share—Institutional Shares	$10.78

See Note A in Notes to Financial Statements.
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2014.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was
$251,447,000, representing 0.3% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
13 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
14 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Operations

Six Months Ended
June 30, 2014
($000)
Investment Income
Income
Interest[1]	906,329
Total Income	906,329
Expenses
The Vanguard Group—Note B
Investment Advisory Services	830
Management and Administrative—Investor Shares	17,699
Management and Administrative—Institutional Shares	3,115
Marketing and Distribution—Investor Shares	6,114
Marketing and Distribution—Institutional Shares	3,301
Custodian Fees	415
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Institutional Shares	1
Trustees’ Fees and Expenses	24
Total Expenses	31,500
Net Investment Income	874,829
Realized Net Gain (Loss) on Investment Securities Sold	82,156
Change in Unrealized Appreciation (Depreciation) of Investment Securities	1,986,687
Net Increase (Decrease) in Net Assets Resulting from Operations	2,943,672
1 Interest income from an affiliated company of the fund was $2,505,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	June 30,	December 31,
	2014	2013
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	874,829	1,400,697
Realized Net Gain (Loss)	82,156	499,456
Change in Unrealized Appreciation (Depreciation)	1,986,687	(3,193,047)
Net Increase (Decrease) in Net Assets Resulting from Operations	2,943,672	(1,292,894)
Distributions
Net Investment Income
Investor Shares	(553,740)	(948,041)
Institutional Shares	(321,089)	(452,656)
Realized Capital Gain[1]
Investor Shares	—	(59,345)
Institutional Shares	—	(26,449)
Total Distributions	(874,829)	(1,486,491)
Capital Share Transactions
Investor Shares	2,665,804	3,624,042
Institutional Shares	4,504,745	7,282,749
Net Increase (Decrease) from Capital Share Transactions	7,170,549	10,906,791
Total Increase (Decrease)	9,239,392	8,127,406
Net Assets
Beginning of Period	72,589,447	64,462,041
End of Period	81,828,839	72,589,447
1 Includes fiscal 2014 and 2013 short-term gain distributions totaling $0 and $6,546,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Investor Shares
Six Months						Jan. 26,
	Ended					2009[1] to
	June 30,	Year Ended December 31,				Dec. 31
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.49	$10.97	$10.87	$10.50	$10.26	$10.00
Investment Operations
Net Investment Income	.121	.221	.253	.315	.345	.358
Net Realized and Unrealized Gain (Loss)
on Investments	.290	(.467)	.168	.470	.308	.260
Total from Investment Operations	.411	(. 246)	.421	.785	.653	.618
Distributions
Dividends from Net Investment Income	(.121)	(. 221)	(. 253)	(. 315)	(. 345)	(. 358)
Distributions from Realized Capital Gains	—	(. 013)	(. 068)	(.100)	(. 068)	—
Total Distributions	(.121)	(. 234)	(. 321)	(. 415)	(. 413)	(. 358)
Net Asset Value, End of Period	$10.78	$10.49	$10.97	$10.87	$10.50	$10.26

Total Return[2]	3.93%	-2.26%	3.91%	7.59%	6.42%	6.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$51,490	$47,497	$45,758	$35,626	$27,807	$20,432
Ratio of Total Expenses to
Average Net Assets	0.10%	0.12%	0.12%	0.12%	0.12%	0.11%[3]
Ratio of Net Investment Income to
Average Net Assets	2.29%	2.07%	2.29%	2.94%	3.25%	3.76%[3]
Portfolio Turnover Rate [5]	99%[4]	111%[4]	102%[4]	134%[4]	105%[4]	110%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Annualized.
4 Includes 59%, 52%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Financial Highlights

Institutional Shares
Six Months						Feb. 17,
	Ended					2009[1] to
For a Share Outstanding	June 30,	Year Ended December 31,				Dec. 31,
Throughout Each Period	2014	2013	2012	2011	2010	2009
Net Asset Value, Beginning of Period	$10.49	$10.97	$10.87	$10.50	$10.26	$10.03
Investment Operations
Net Investment Income	.124	.228	.261	.322	.350	.338
Net Realized and Unrealized Gain (Loss)
on Investments	.290	(.467)	.168	.470	.308	.230
Total from Investment Operations	.414	(. 239)	.429	.792	.658	.568
Distributions
Dividends from Net Investment Income	(.124)	(. 228)	(. 261)	(. 322)	(. 350)	(. 338)
Distributions from Realized Capital Gains	—	(. 013)	(. 068)	(.100)	(. 068)	—
Total Distributions	(.124)	(. 241)	(. 329)	(. 422)	(. 418)	(. 338)
Net Asset Value, End of Period	$10.78	$10.49	$10.97	$10.87	$10.50	$10.26

Total Return	3.96%	-2.20%	3.99%	7.67%	6.47%	5.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$30,339	$25,093	$18,704	$14,403	$10,629	$7,076
Ratio of Total Expenses to
Average Net Assets	0.05%	0.05%	0.05%	0.05%	0.07%	0.07%[2]
Ratio of Net Investment Income to
Average Net Assets	2.34%	2.14%	2.36%	3.01%	3.30%	3.80%[2]
Portfolio Turnover Rate [4]	99%[3]	111%[3]	102%[3]	134%[3]	105%[3]	110%
The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Annualized.
3 Includes 59%, 52%, 53%, 41%, and 31% attributable to mortgage-dollar-roll activity.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares.

See accompanying Notes, which are an integral part of the Financial Statements.

Total Bond Market II Index Fund

Notes to Financial Statements

Vanguard Total Bond Market II Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund has been established by Vanguard as an investment vehicle for Vanguard funds-of-funds as well as certain similar trusts and accounts (“eligible investors”). The fund is not available to other investors. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries. The fund offers two classes of shares: Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

Total Bond Market II Index Fund

3. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (December, 2010–2013), and for the period ended June 30, 2014, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At June 30, 2014, the fund had contributed capital of $8,206,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 3.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

Total Bond Market II Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of June 30, 2014, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	53,012,956	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,115,637	16,031
Corporate Bonds	—	20,758,721	—
Sovereign Bonds	—	4,626,508	—
Taxable Municipal Bonds	—	788,670	—
Temporary Cash Investments	4,855,689	—	—
Total	4,855,689	81,302,492	16,031

D. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At June 30, 2014, the cost of investment securities for tax purposes was $84,266,582,000. Net unrealized appreciation of investment securities for tax purposes was $1,907,630,000, consisting of unrealized gains of $2,220,951,000 on securities that had risen in value since their purchase and $313,321,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended June 30, 2014, the fund purchased $6,029,385,000 of investment securities and sold $1,654,156,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $38,535,581,000 and $35,791,534,000, respectively.

Total Bond Market II Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended			Year Ended
		June 30, 2014	December 31, 2013
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	6,293,035	590,413	16,469,680	1,533,565
Issued in Lieu of Cash Distributions	553,657	51,721	1,007,385	94,089
Redeemed	(4,180,888)	(392,080)	(13,853,023)	(1,271,087)
Net Increase (Decrease)—Investor Shares	2,665,804	250,054	3,624,042	356,567
Institutional Shares
Issued	5,861,769	550,089	10,572,975	990,066
Issued in Lieu of Cash Distributions	321,089	29,992	479,105	44,814
Redeemed	(1,678,113)	(157,167)	(3,769,331)	(347,979)
Net Increase (Decrease)—Institutional Shares	4,504,745	422,914	7,282,749	686,901

G. Management has determined that no material events or transactions occurred subsequent to June 30, 2014, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended June 30, 2014
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market II Index Fund	12/31/2013	6/30/2014	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,039.30	$0.51
Institutional Shares	1,000.00	1,039.57	0.25
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.30	$0.50
Institutional Shares	1,000.00	1,024.55	0.25
The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.10% for Investor Shares and 0.05% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Total Bond Market II Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the investment management services provided to the fund since its inception in 2009, and took into account the organizational depth and stability of the advisor. The board noted that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance
The board considered the fund’s performance since its inception in 2009 relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale
The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). “Not Rated” is used to classify securities for which a rating is not available. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays using ratings generally derived from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating is shown.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

Spliced Core Bond Funds Average: Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Core Bond Funds Average thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 177 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	and Delphi Automotive LLP (automotive components);
Senior Advisor at New Mountain Capital.
F. William McNabb III
Born 1957. Trustee Since July 2009. Chairman of the	Amy Gutmann
Board. Principal Occupation(s) During the Past Five	Born 1949. Trustee Since June 2006. Principal
Years: Chairman of the Board of The Vanguard Group,	Occupation(s) During the Past Five Years: President of
Inc., and of each of the investment companies served	the University of Pennsylvania; Christopher H. Browne
by The Vanguard Group, since January 2010; Director	Distinguished Professor of Political Science, School of
of The Vanguard Group since 2008; Chief Executive	Arts and Sciences, and Professor of Communication,
Officer and President of The Vanguard Group, and of	Annenberg School for Communication, with secondary
each of the investment companies served by The	faculty appointments in the Department of Philosophy,
Vanguard Group, since 2008; Director of Vanguard	School of Arts and Sciences, and at the Graduate
Marketing Corporation; Managing Director of The	School of Education, University of Pennsylvania;
Vanguard Group (1995–2008).	Trustee of the National Constitution Center; Chair
of the Presidential Commission for the Study of
IndependentTrustees	Bioethical Issues.

Emerson U. Fullwood	JoAnn Heffernan Heisen
Born 1948. Trustee Since January 2008. Principal	Born 1950. Trustee Since July 1998. Principal
Occupation(s) During the Past Five Years: Executive	Occupation(s) During the Past Five Years: Corporate
Chief Staff and Marketing Officer for North America	Vice President and Chief Global Diversity Officer
and Corporate Vice President (retired 2008) of Xerox	(retired 2008) and Member of the Executive
Corporation (document management products and	Committee (1997–2008) of Johnson & Johnson
services); Executive in Residence and 2009–2010	(pharmaceuticals/medical devices/consumer
Distinguished Minett Professor at the Rochester	products); Director of Skytop Lodge Corporation
Institute of Technology; Director of SPX Corporation	(hotels), the University Medical Center at Princeton,
(multi-industry manufacturing), the United Way of	the Robert Wood Johnson Foundation, and the Center
Rochester, Amerigroup Corporation (managed health	for Talent Innovation; Member of the Advisory Board
care), the University of Rochester Medical Center,	of the Maxwell School of Citizenship and Public Affairs
Monroe Community College Foundation, and North	at Syracuse University.
Carolina A&T University.
F. Joseph Loughrey
Rajiv L. Gupta	Born 1949. Trustee Since October 2009. Principal
Born 1945. Trustee Since December 2001.[2]	Occupation(s) During the Past Five Years: President
Principal Occupation(s) During the Past Five Years:	and Chief Operating Officer (retired 2009) of Cummins
Chairman and Chief Executive Officer (retired 2009)	Inc. (industrial machinery); Chairman of the Board
and President (2006–2008) of Rohm and Haas Co.	of Hillenbrand, Inc. (specialized consumer services),
(chemicals); Director of Tyco International, Ltd.	and of Oxfam America; Director of SKF AB (industrial
(diversified manufacturing and services), Hewlett-	machinery), Hyster-Yale Materials Handling, Inc.
Packard Co. (electronic computer manufacturing),	(forklift trucks), the Lumina Foundation for Education,

and the V Foundation for Cancer Research; Member	Executive Officers
of the Advisory Council for the College of Arts and
Letters and of the Advisory Board to the Kellogg	Glenn Booraem
Institute for International Studies, both at the	Born 1967. Controller Since July 2010. Principal
University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Controller of each of
Mark Loughridge	the investment companies served by The Vanguard
Born 1953. Trustee Since March 2012. Principal	Group; Assistant Controller of each of the investment
Occupation(s) During the Past Five Years: Senior Vice	companies served by The Vanguard Group (2001–2010).
President and Chief Financial Officer (retired 2013)
at IBM (information technology services); Fiduciary	Thomas J. Higgins
Member of IBM’s Retirement Plan Committee (2004–	Born 1957. Chief Financial Officer Since September
2013); Member of the Council on Chicago Booth.	2008. Principal Occupation(s) During the Past Five
Years: Principal of The Vanguard Group, Inc.; Chief
Scott C. Malpass	Financial Officer of each of the investment companies
Born 1962. Trustee Since March 2012. Principal	served by The Vanguard Group; Treasurer of each of
Occupation(s) During the Past Five Years: Chief	the investment companies served by The Vanguard
Investment Officer and Vice President at the University	Group (1998–2008).
of Notre Dame; Assistant Professor of Finance at the
Mendoza College of Business at Notre Dame; Member	Kathryn J. Hyatt
of the Notre Dame 403(b) Investment Committee;	Born 1955. Treasurer Since November 2008. Principal
Board Member of TIFF Advisory Services, Inc.	Occupation(s) During the Past Five Years: Principal of
(investment advisor); Member of the Investment	The Vanguard Group, Inc.; Treasurer of each of the
Advisory Committees of the Financial Industry	investment companies served by The Vanguard
Regulatory Authority (FINRA) and of Major League	Group; Assistant Treasurer of each of the investment
Baseball.	companies served by The Vanguard Group (1988–2008).

André F. Perold	Heidi Stam
Born 1952. Trustee Since December 2004. Principal	Born 1956. Secretary Since July 2005. Principal
Occupation(s) During the Past Five Years: George	Occupation(s) During the Past Five Years: Managing
Gund Professor of Finance and Banking, Emeritus	Director of The Vanguard Group, Inc.; General Counsel
at the Harvard Business School (retired 2011);	of The Vanguard Group; Secretary of The Vanguard
Chief Investment Officer and Managing Partner of	Group and of each of the investment companies
HighVista Strategies LLC (private investment firm);	served by The Vanguard Group; Director and Senior
Director of Rand Merchant Bank; Overseer of the	Vice President of Vanguard Marketing Corporation.
Museum of Fine Arts Boston.
Vanguard Senior ManagementTeam
Alfred M. Rankin, Jr.
Born 1941. Trustee Since January 1993. Principal	Mortimer J. Buckley	Chris D. McIsaac
Occupation(s) During the Past Five Years: Chairman,	Kathleen C. Gubanich	Michael S. Miller
President, and Chief Executive Officer of NACCO	Paul A. Heller	James M. Norris
Industries, Inc. (housewares/lignite), and of Hyster-	Martha G. King	Glenn W. Reed
Yale Materials Handling, Inc. (forklift trucks); Chairman	John T. Marcante
of the Board of University Hospitals of Cleveland.
Chairman Emeritus and Senior Advisor
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal	John J. Brennan
Occupation(s) During the Past Five Years: President	Chairman, 1996–2009
and Chief Operating Officer (retired 2010) of Corning	Chief Executive Officer and President, 1996–2008
Incorporated (communications equipment); Trustee of
Colby-Sawyer College; Member of the Advisory Board	Founder
of the Norris Cotton Cancer Center and of the Advisory
Board of the Parthenon Group (strategy consulting).	John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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Q6352 082014

Item 2: Code of Ethics.

Not Applicable.

Item 3:

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Item 4: Principal Accountant Fees and Services.

Not. Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (67.2%)
U.S. Government Securities (60.6%)
United States Treasury Note/Bond	2.125%	11/30/14	189,315	190,913
United States Treasury Note/Bond	2.375%	2/28/15	176,322	178,995
United States Treasury Note/Bond	2.500%	3/31/15	383,208	390,094
United States Treasury Note/Bond	2.500%	4/30/15	153,242	156,307
United States Treasury Note/Bond	2.125%	5/31/15	142,930	145,520
United States Treasury Note/Bond	1.875%	6/30/15	84,673	86,129
United States Treasury Note/Bond	0.250%	7/15/15	18,950	18,968
United States Treasury Note/Bond	0.250%	7/31/15	81,325	81,401
United States Treasury Note/Bond	1.750%	7/31/15	154,035	156,683
United States Treasury Note/Bond	0.250%	8/15/15	169,335	169,494
United States Treasury Note/Bond	4.250%	8/15/15	82,620	86,402
United States Treasury Note/Bond	0.375%	8/31/15	145,275	145,638
United States Treasury Note/Bond	1.250%	8/31/15	75,443	76,409
United States Treasury Note/Bond	0.250%	9/15/15	2,050	2,052
United States Treasury Note/Bond	1.250%	9/30/15	88,454	89,643
United States Treasury Note/Bond	0.250%	10/15/15	136,215	136,343
United States Treasury Note/Bond	1.250%	10/31/15	308,135	312,467
United States Treasury Note/Bond	0.375%	11/15/15	394,130	394,993
United States Treasury Note/Bond	4.500%	11/15/15	24,170	25,586
United States Treasury Note/Bond	0.250%	11/30/15	10,000	10,005
United States Treasury Note/Bond	1.375%	11/30/15	288,435	293,076
United States Treasury Note/Bond	0.250%	12/15/15	248,660	248,700
United States Treasury Note/Bond	2.125%	12/31/15	498,680	512,548
United States Treasury Note/Bond	0.375%	1/15/16	129,999	130,202
United States Treasury Note/Bond	0.375%	1/31/16	51,925	51,998
United States Treasury Note/Bond	2.000%	1/31/16	235,350	241,712
United States Treasury Note/Bond	4.500%	2/15/16	316,968	338,512
United States Treasury Note/Bond	0.250%	2/29/16	13,500	13,485
United States Treasury Note/Bond	2.125%	2/29/16	173,480	178,684
United States Treasury Note/Bond	2.625%	2/29/16	20,360	21,143
United States Treasury Note/Bond	0.375%	3/15/16	151,740	151,811
United States Treasury Note/Bond	0.375%	3/31/16	223,375	223,411
United States Treasury Note/Bond	2.250%	3/31/16	6,900	7,128
United States Treasury Note/Bond	2.375%	3/31/16	228,047	236,136
United States Treasury Note/Bond	0.250%	4/15/16	251,390	250,802
United States Treasury Note/Bond	0.375%	4/30/16	30,950	30,940
United States Treasury Note/Bond	2.000%	4/30/16	213,315	219,582
United States Treasury Note/Bond	2.625%	4/30/16	55,760	58,034
United States Treasury Note/Bond	0.250%	5/15/16	333,835	332,897
United States Treasury Note/Bond	5.125%	5/15/16	284,420	309,440
United States Treasury Note/Bond	1.750%	5/31/16	212,840	218,195
United States Treasury Note/Bond	3.250%	5/31/16	225,455	237,679
United States Treasury Note/Bond	0.500%	6/15/16	192,495	192,705
United States Treasury Note/Bond	0.500%	6/30/16	40,000	40,031
United States Treasury Note/Bond	1.500%	6/30/16	103,546	105,681
United States Treasury Note/Bond	3.250%	6/30/16	4,795	5,062
United States Treasury Note/Bond	0.625%	7/15/16	271,475	272,281
United States Treasury Note/Bond	1.500%	7/31/16	146,825	149,853
United States Treasury Note/Bond	0.625%	8/15/16	403,625	404,634
United States Treasury Note/Bond	4.875%	8/15/16	63,030	68,841
United States Treasury Note/Bond	1.000%	8/31/16	180,740	182,603
United States Treasury Note/Bond	3.000%	8/31/16	78,015	82,172
United States Treasury Note/Bond	0.875%	9/15/16	294,235	296,351
United States Treasury Note/Bond	1.000%	9/30/16	365,305	368,845
United States Treasury Note/Bond	3.000%	9/30/16	1,565	1,651
United States Treasury Note/Bond	0.625%	10/15/16	440,900	441,314
United States Treasury Note/Bond	1.000%	10/31/16	262,873	265,339
United States Treasury Note/Bond	0.625%	11/15/16	539,225	539,311
United States Treasury Note/Bond	4.625%	11/15/16	1,070	1,171
United States Treasury Note/Bond	0.875%	11/30/16	181,152	182,228
United States Treasury Note/Bond	0.625%	12/15/16	346,530	346,315

1

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	12/31/16	256,801	258,085
United States Treasury Note/Bond	0.750%	1/15/17	393,870	394,484
United States Treasury Note/Bond	0.875%	1/31/17	48,120	48,331
United States Treasury Note/Bond	0.625%	2/15/17	292,765	292,033
United States Treasury Note/Bond	4.625%	2/15/17	3,935	4,337
United States Treasury Note/Bond	0.875%	2/28/17	182,910	183,567
United States Treasury Note/Bond	3.000%	2/28/17	105,000	111,267
United States Treasury Note/Bond	0.750%	3/15/17	225,668	225,632
United States Treasury Note/Bond	1.000%	3/31/17	258,040	259,532
United States Treasury Note/Bond	3.250%	3/31/17	1,830	1,954
United States Treasury Note/Bond	0.875%	4/15/17	233,965	234,513
United States Treasury Note/Bond	0.875%	4/30/17	320,129	320,680
United States Treasury Note/Bond	0.875%	5/15/17	167,475	167,684
United States Treasury Note/Bond	4.500%	5/15/17	41,440	45,759
United States Treasury Note/Bond	0.625%	5/31/17	346,175	343,793
United States Treasury Note/Bond	2.750%	5/31/17	4,215	4,446
United States Treasury Note/Bond	0.875%	6/15/17	298,875	298,923
United States Treasury Note/Bond	0.750%	6/30/17	304,565	303,328
United States Treasury Note/Bond	0.500%	7/31/17	284,520	280,696
United States Treasury Note/Bond	2.375%	7/31/17	60,340	62,990
United States Treasury Note/Bond	4.750%	8/15/17	13,120	14,664
United States Treasury Note/Bond	0.625%	8/31/17	365,556	361,502
United States Treasury Note/Bond	1.875%	8/31/17	17,585	18,082
United States Treasury Note/Bond	0.625%	9/30/17	434,350	428,921
United States Treasury Note/Bond	0.750%	10/31/17	191,684	189,767
United States Treasury Note/Bond	1.875%	10/31/17	14,400	14,796
United States Treasury Note/Bond	0.625%	11/30/17	231,075	227,537
United States Treasury Note/Bond	0.750%	12/31/17	216,375	213,603
United States Treasury Note/Bond	2.750%	12/31/17	87,645	92,602
United States Treasury Note/Bond	0.875%	1/31/18	174,600	172,908
United States Treasury Note/Bond	3.500%	2/15/18	9,380	10,160
United States Treasury Note/Bond	0.750%	2/28/18	290,115	285,537
United States Treasury Note/Bond	0.750%	3/31/18	280,380	275,473
United States Treasury Note/Bond	2.875%	3/31/18	6,020	6,391
United States Treasury Note/Bond	0.625%	4/30/18	231,755	226,251
United States Treasury Note/Bond	9.125%	5/15/18	900	1,170
United States Treasury Note/Bond	1.000%	5/31/18	323,867	320,324
United States Treasury Note/Bond	2.375%	5/31/18	3,470	3,617
United States Treasury Note/Bond	1.375%	6/30/18	307,450	308,074
United States Treasury Note/Bond	2.375%	6/30/18	8,240	8,588
United States Treasury Note/Bond	1.375%	7/31/18	217,790	218,062
United States Treasury Note/Bond	1.500%	8/31/18	283,545	285,008
United States Treasury Note/Bond	1.375%	9/30/18	383,245	382,705
United States Treasury Note/Bond	1.250%	10/31/18	170,900	169,565
United States Treasury Note/Bond	3.750%	11/15/18	2,100	2,309
United States Treasury Note/Bond	1.250%	11/30/18	500,149	495,617
United States Treasury Note/Bond	1.375%	11/30/18	3,360	3,350
United States Treasury Note/Bond	1.500%	12/31/18	47,114	47,129
United States Treasury Note/Bond	1.250%	1/31/19	2,020	1,997
United States Treasury Note/Bond	1.500%	1/31/19	377,700	377,405
United States Treasury Note/Bond	1.375%	2/28/19	9,070	9,002
United States Treasury Note/Bond	1.500%	2/28/19	384,530	383,807
United States Treasury Note/Bond	1.500%	3/31/19	3,885	3,875
United States Treasury Note/Bond	1.625%	3/31/19	272,850	273,617
United States Treasury Note/Bond	1.250%	4/30/19	590	581
United States Treasury Note/Bond	1.625%	4/30/19	252,535	252,969
United States Treasury Note/Bond	3.125%	5/15/19	1,140	1,222
United States Treasury Note/Bond	1.125%	5/31/19	800	782
United States Treasury Note/Bond	1.500%	5/31/19	453,995	451,652
United States Treasury Note/Bond	1.625%	6/30/19	476,300	476,224
				21,965,424
Agency Bonds and Notes (6.6%)
1 Federal Agricultural Mortgage Corp.	2.125%	9/15/15	1,925	1,967
1 Federal Agricultural Mortgage Corp.	2.000%	7/27/16	2,250	2,311

2

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Federal Farm Credit Banks	1.500%	11/16/15	4,500	4,572
1	Federal Farm Credit Banks	4.875%	12/16/15	13,730	14,631
1	Federal Farm Credit Banks	1.050%	3/28/16	3,525	3,565
1	Federal Farm Credit Banks	5.125%	8/25/16	14,700	16,132
1	Federal Farm Credit Banks	4.875%	1/17/17	1,400	1,546
1	Federal Home Loan Banks	0.375%	8/28/15	60,000	60,098
1	Federal Home Loan Banks	1.750%	9/11/15	30,000	30,525
1	Federal Home Loan Banks	0.500%	11/20/15	54,560	54,680
1	Federal Home Loan Banks	0.375%	2/19/16	35,000	34,997
1	Federal Home Loan Banks	3.125%	3/11/16	2,650	2,771
1	Federal Home Loan Banks	5.375%	5/18/16	1,920	2,097
1	Federal Home Loan Banks	5.625%	6/13/16	4,325	4,755
1	Federal Home Loan Banks	0.375%	6/24/16	47,000	46,902
1	Federal Home Loan Banks	4.750%	12/16/16	17,420	19,136
1	Federal Home Loan Banks	0.625%	12/28/16	61,550	61,435
1	Federal Home Loan Banks	4.875%	5/17/17	79,920	88,949
1	Federal Home Loan Banks	0.875%	5/24/17	25,000	25,004
1	Federal Home Loan Banks	1.000%	6/21/17	42,325	42,462
1	Federal Home Loan Banks	2.750%	6/8/18	15,675	16,501
1	Federal Home Loan Banks	5.375%	8/15/18	14,025	16,190
1	Federal Home Loan Banks	5.375%	5/15/19	11,885	13,932
2	Federal Home Loan Mortgage Corp.	4.375%	7/17/15	21,305	22,229
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	86,025	87,528
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	16,500	17,935
2	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	15,000	15,017
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	20,420	21,217
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	25,000	27,559
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	76,965	79,312
2	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	42,000	42,242
2	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	40,000	40,089
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	12,925	12,990
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	40,710	41,124
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	22,375	22,448
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	47,560	47,589
2	Federal Home Loan Mortgage Corp.	5.500%	8/23/17	1,630	1,855
2	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	33,700	33,625
2	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	38,505	37,895
2	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	77,175	76,054
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	11,500	13,064
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	23,680	26,030
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	27,305	27,500
2	Federal National Mortgage Assn.	0.500%	7/2/15	30,285	30,371
2	Federal National Mortgage Assn.	2.375%	7/28/15	67,710	69,280
2	Federal National Mortgage Assn.	0.500%	9/28/15	41,870	41,984
2	Federal National Mortgage Assn.	4.375%	10/15/15	42,460	44,689
2	Federal National Mortgage Assn.	1.625%	10/26/15	27,320	27,800
2	Federal National Mortgage Assn.	0.375%	12/21/15	20,215	20,225
2	Federal National Mortgage Assn.	5.000%	3/15/16	52,800	56,933
2	Federal National Mortgage Assn.	0.500%	3/30/16	25,600	25,644
2	Federal National Mortgage Assn.	2.375%	4/11/16	42,340	43,812
2	Federal National Mortgage Assn.	0.375%	7/5/16	19,325	19,284
2	Federal National Mortgage Assn.	0.625%	8/26/16	50,000	50,058
2	Federal National Mortgage Assn.	5.250%	9/15/16	5,850	6,449
2	Federal National Mortgage Assn.	1.250%	9/28/16	26,115	26,498
2	Federal National Mortgage Assn.	1.375%	11/15/16	59,000	59,962
2	Federal National Mortgage Assn.	1.250%	1/30/17	20,000	20,255
2	Federal National Mortgage Assn.	5.000%	2/13/17	49,000	54,386
2	Federal National Mortgage Assn.	0.750%	4/20/17	23,875	23,803
2	Federal National Mortgage Assn.	1.125%	4/27/17	59,780	60,204
2	Federal National Mortgage Assn.	0.875%	8/28/17	48,325	48,096
2	Federal National Mortgage Assn.	0.875%	10/26/17	59,200	58,787
2	Federal National Mortgage Assn.	0.875%	12/20/17	58,750	58,163
2	Federal National Mortgage Assn.	0.875%	2/8/18	58,475	57,726
2	Federal National Mortgage Assn.	0.875%	5/21/18	46,360	45,529

3

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	1.875%	9/18/18	31,025	31,564
2	Federal National Mortgage Assn.	1.625%	11/27/18	58,990	59,232
2	Federal National Mortgage Assn.	1.875%	2/19/19	9,000	9,115
2	Federal National Mortgage Assn.	1.750%	6/20/19	20,000	20,040
1	Financing Corp.	9.800%	4/6/18	1,440	1,871
1	Financing Corp.	10.350%	8/3/18	3,755	5,037
1	Financing Corp.	9.650%	11/2/18	12,540	16,672
	Hashemite Kingdom of Jordan Government AID Bond	1.945%	6/23/19	5,600	5,616
	Private Export Funding Corp.	1.375%	2/15/17	500	506
	Private Export Funding Corp.	2.250%	12/15/17	9,225	9,535
	Private Export Funding Corp.	1.875%	7/15/18	4,000	4,049
	Private Export Funding Corp.	4.375%	3/15/19	7,000	7,860
1	Tennessee Valley Authority	5.500%	7/18/17	6,200	7,031
1	Tennessee Valley Authority	6.250%	12/15/17	2,600	3,039
1	Tennessee Valley Authority	4.500%	4/1/18	8,300	9,250
1	Tennessee Valley Authority	1.750%	10/15/18	2,500	2,520
	Ukraine Government AID Bonds	1.844%	5/16/19	3,400	3,404
					2,404,739

Total U.S. Government and Agency Obligations (Cost $24,315,485)					24,370,163

Corporate Bonds (24.5%)
Finance (10.8%)
	Banking (8.2%)
	Abbey National Treasury Services plc	4.000%	4/27/16	9,175	9,693
	Abbey National Treasury Services plc	1.375%	3/13/17	2,000	2,008
	Abbey National Treasury Services plc	3.050%	8/23/18	7,700	8,042
	American Express Bank FSB	6.000%	9/13/17	500	571
	American Express Centurion Bank	5.950%	6/12/17	2,175	2,461
	American Express Centurion Bank	6.000%	9/13/17	2,250	2,572
	American Express Co.	5.500%	9/12/16	2,575	2,827
	American Express Co.	6.150%	8/28/17	18,375	21,033
	American Express Co.	7.000%	3/19/18	6,600	7,851
	American Express Co.	1.550%	5/22/18	5,575	5,554
3	American Express Co.	6.800%	9/1/66	5,225	5,734
	American Express Credit Corp.	2.750%	9/15/15	5,992	6,149
	American Express Credit Corp.	1.300%	7/29/16	8,250	8,324
	American Express Credit Corp.	2.800%	9/19/16	15,450	16,084
	American Express Credit Corp.	2.375%	3/24/17	10,325	10,680
	American Express Credit Corp.	1.125%	6/5/17	16,100	16,093
	American Express Credit Corp.	2.125%	7/27/18	8,925	9,067
	American Express Credit Corp.	2.125%	3/18/19	7,600	7,636
	Associates Corp. of North America	6.950%	11/1/18	5,408	6,451
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	6,185	6,216
	Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	2,250	2,263
	Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	1,350	1,352
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	9,300	9,440
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	4,650	4,659
	Bancolombia SA	4.250%	1/12/16	3,050	3,187
	Bank of America Corp.	4.750%	8/1/15	4,800	5,007
	Bank of America Corp.	3.700%	9/1/15	6,735	6,961
	Bank of America Corp.	1.500%	10/9/15	7,215	7,277
	Bank of America Corp.	5.250%	12/1/15	6,000	6,323
	Bank of America Corp.	1.250%	1/11/16	4,600	4,635
	Bank of America Corp.	3.625%	3/17/16	25,775	26,902
	Bank of America Corp.	3.750%	7/12/16	15,860	16,679
	Bank of America Corp.	6.500%	8/1/16	20,305	22,493
	Bank of America Corp.	5.750%	8/15/16	3,900	4,254
	Bank of America Corp.	7.800%	9/15/16	2,967	3,371
	Bank of America Corp.	5.625%	10/14/16	1,950	2,139
	Bank of America Corp.	1.350%	11/21/16	3,100	3,109
	Bank of America Corp.	5.420%	3/15/17	6,749	7,424
	Bank of America Corp.	3.875%	3/22/17	3,000	3,196
	Bank of America Corp.	6.000%	9/1/17	7,467	8,424

4

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	5.750%	12/1/17	19,800	22,355
Bank of America Corp.	2.000%	1/11/18	11,725	11,801
Bank of America Corp.	5.650%	5/1/18	22,025	24,957
Bank of America Corp.	2.600%	1/15/19	25,000	25,290
Bank of America Corp.	5.490%	3/15/19	875	983
Bank of America Corp.	2.650%	4/1/19	14,800	14,999
Bank of America Corp.	7.625%	6/1/19	18,525	22,869
Bank of America NA	1.125%	11/14/16	15,975	15,984
Bank of America NA	1.250%	2/14/17	14,650	14,673
Bank of America NA	5.300%	3/15/17	12,275	13,498
Bank of America NA	6.100%	6/15/17	250	282
Bank of Montreal	0.800%	11/6/15	5,425	5,450
Bank of Montreal	1.300%	7/15/16	5,025	5,085
Bank of Montreal	2.500%	1/11/17	11,225	11,681
Bank of Montreal	1.400%	9/11/17	2,767	2,778
Bank of Montreal	1.450%	4/9/18	11,900	11,801
Bank of Montreal	2.375%	1/25/19	900	918
Bank of New York Mellon Corp.	0.700%	10/23/15	2,075	2,081
Bank of New York Mellon Corp.	2.500%	1/15/16	3,250	3,346
Bank of New York Mellon Corp.	2.300%	7/28/16	5,050	5,207
Bank of New York Mellon Corp.	2.400%	1/17/17	2,575	2,665
Bank of New York Mellon Corp.	1.969%	6/20/17	2,000	2,044
Bank of New York Mellon Corp.	1.300%	1/25/18	1,100	1,094
Bank of New York Mellon Corp.	1.350%	3/6/18	10,000	9,852
Bank of New York Mellon Corp.	2.200%	3/4/19	6,625	6,675
Bank of New York Mellon Corp.	2.200%	5/15/19	9,725	9,757
Bank of New York Mellon Corp.	5.450%	5/15/19	1,885	2,164
Bank of Nova Scotia	2.050%	10/7/15	7,375	7,522
Bank of Nova Scotia	0.750%	10/9/15	8,450	8,478
Bank of Nova Scotia	0.950%	3/15/16	4,000	4,024
Bank of Nova Scotia	2.900%	3/29/16	2,000	2,080
Bank of Nova Scotia	1.375%	7/15/16	3,250	3,291
Bank of Nova Scotia	1.100%	12/13/16	3,600	3,609
Bank of Nova Scotia	2.550%	1/12/17	16,475	17,077
Bank of Nova Scotia	1.375%	12/18/17	5,450	5,442
Bank of Nova Scotia	1.450%	4/25/18	1,500	1,486
Bank of Nova Scotia	2.050%	10/30/18	8,975	9,027
Bank of Nova Scotia	2.050%	6/5/19	12,500	12,465
4 Bank of Tokyo-Mitsubishi UFJ Ltd.	2.450%	9/11/15	1,975	2,017
Bank One Corp.	4.900%	4/30/15	2,375	2,459
Barclays Bank plc	5.000%	9/22/16	8,775	9,562
Barclays Bank plc	2.500%	2/20/19	11,785	11,951
Barclays Bank plc	6.750%	5/22/19	1,725	2,080
BB&T Corp.	5.200%	12/23/15	7,379	7,836
BB&T Corp.	3.200%	3/15/16	4,075	4,237
BB&T Corp.	3.950%	4/29/16	3,750	3,970
BB&T Corp.	2.150%	3/22/17	2,950	3,018
BB&T Corp.	4.900%	6/30/17	2,000	2,190
BB&T Corp.	1.450%	1/12/18	5,900	5,862
BB&T Corp.	2.050%	6/19/18	6,860	6,923
BB&T Corp.	2.250%	2/1/19	2,425	2,449
BB&T Corp.	6.850%	4/30/19	6,800	8,272
BBVA US Senior SAU	4.664%	10/9/15	11,900	12,432
Bear Stearns Cos. LLC	5.300%	10/30/15	30	32
Bear Stearns Cos. LLC	5.550%	1/22/17	3,500	3,856
Bear Stearns Cos. LLC	6.400%	10/2/17	14,925	17,182
Bear Stearns Cos. LLC	7.250%	2/1/18	22,950	27,240
Bear Stearns Cos. LLC	4.650%	7/2/18	4,939	5,440
BNP Paribas SA	3.600%	2/23/16	11,740	12,235
BNP Paribas SA	1.250%	12/12/16	3,250	3,253
BNP Paribas SA	2.375%	9/14/17	19,775	20,226
BNP Paribas SA	2.700%	8/20/18	12,075	12,346
BNP Paribas SA	2.400%	12/12/18	7,500	7,570
BNP Paribas SA	2.450%	3/17/19	5,425	5,464

5

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
BPCE SA	1.625%	2/10/17	5,500	5,550
BPCE SA	2.500%	12/10/18	7,200	7,313
Branch Banking & Trust Co.	1.450%	10/3/16	3,800	3,840
Branch Banking & Trust Co.	1.050%	12/1/16	825	827
Branch Banking & Trust Co.	1.000%	4/3/17	2,000	1,988
Branch Banking & Trust Co.	2.300%	10/15/18	4,750	4,832
Canadian Imperial Bank of Commerce	0.900%	10/1/15	3,675	3,694
Canadian Imperial Bank of Commerce	2.350%	12/11/15	7,940	8,157
Canadian Imperial Bank of Commerce	1.550%	1/23/18	7,650	7,645
Capital One Bank USA NA	1.300%	6/5/17	400	400
Capital One Bank USA NA	2.150%	11/21/18	1,200	1,207
Capital One Bank USA NA	2.250%	2/13/19	20,000	20,124
Capital One Bank USA NA	2.300%	6/5/19	1,150	1,153
Capital One Financial Corp.	1.000%	11/6/15	2,900	2,908
Capital One Financial Corp.	3.150%	7/15/16	12,150	12,672
Capital One Financial Corp.	6.150%	9/1/16	8,075	8,936
Capital One Financial Corp.	6.750%	9/15/17	3,775	4,385
Capital One NA	1.500%	3/22/18	2,550	2,525
Citigroup Inc.	2.250%	8/7/15	5,000	5,082
Citigroup Inc.	4.587%	12/15/15	8,400	8,853
Citigroup Inc.	5.300%	1/7/16	6,200	6,603
Citigroup Inc.	1.250%	1/15/16	8,075	8,124
Citigroup Inc.	1.300%	4/1/16	11,924	11,994
Citigroup Inc.	3.953%	6/15/16	14,025	14,795
Citigroup Inc.	1.700%	7/25/16	5,750	5,818
Citigroup Inc.	4.450%	1/10/17	16,825	18,130
Citigroup Inc.	5.500%	2/15/17	11,850	13,026
Citigroup Inc.	1.350%	3/10/17	5,400	5,396
Citigroup Inc.	6.000%	8/15/17	5,827	6,588
Citigroup Inc.	6.125%	11/21/17	19,325	22,076
Citigroup Inc.	1.750%	5/1/18	12,000	11,917
Citigroup Inc.	6.125%	5/15/18	9,992	11,515
Citigroup Inc.	2.500%	9/26/18	16,875	17,127
Citigroup Inc.	2.550%	4/8/19	11,000	11,079
Citigroup Inc.	8.500%	5/22/19	16,121	20,630
Comerica Bank	5.750%	11/21/16	1,000	1,107
Comerica Bank	5.200%	8/22/17	2,900	3,214
Comerica Inc.	4.800%	5/1/15	1,500	1,550
Comerica Inc.	3.000%	9/16/15	3,900	4,013
Comerica Inc.	2.125%	5/23/19	3,000	2,995
Commonwealth Bank of Australia	1.250%	9/18/15	11,675	11,777
Commonwealth Bank of Australia	1.900%	9/18/17	4,075	4,139
Commonwealth Bank of Australia	2.500%	9/20/18	4,925	5,061
Commonwealth Bank of Australia	2.250%	3/13/19	6,175	6,230
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	7,150	7,300
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	14,025	14,845
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	25,250	25,277
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	5,000	5,059
Corpbanca SA	3.125%	1/15/18	5,000	4,977
Countrywide Financial Corp.	6.250%	5/15/16	7,522	8,212
Credit Suisse	1.375%	5/26/17	10,200	10,225
Credit Suisse	6.000%	2/15/18	10,125	11,520
Credit Suisse	2.300%	5/28/19	8,875	8,872
Credit Suisse USA Inc.	5.125%	8/15/15	6,750	7,097
Credit Suisse USA Inc.	5.375%	3/2/16	9,096	9,781
Deutsche Bank AG	3.250%	1/11/16	14,600	15,138
Deutsche Bank AG	1.350%	5/30/17	7,475	7,471
Deutsche Bank AG	6.000%	9/1/17	19,050	21,661
Deutsche Bank AG	2.500%	2/13/19	10,000	10,184
Discover Bank	2.000%	2/21/18	10,338	10,393
Discover Financial Services	6.450%	6/12/17	2,575	2,927
Fifth Third Bancorp	3.625%	1/25/16	14,425	15,049
Fifth Third Bank	1.350%	6/1/17	6,400	6,409
Fifth Third Bancorp	4.500%	6/1/18	4,175	4,559

6

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Fifth Third Bancorp	2.300%	3/1/19	5,150	5,173
Fifth Third Bank	2.375%	4/25/19	1,900	1,919
Fifth Third Bank	0.900%	2/26/16	500	501
Fifth Third Bank	1.150%	11/18/16	650	652
Fifth Third Bank	1.450%	2/28/18	2,500	2,482
First Horizon National Corp.	5.375%	12/15/15	4,325	4,573
First Republic Bank	2.375%	6/17/19	5,000	5,027
Goldman Sachs Group Inc.	3.700%	8/1/15	14,175	14,623
Goldman Sachs Group Inc.	1.600%	11/23/15	6,875	6,948
Goldman Sachs Group Inc.	5.350%	1/15/16	11,650	12,438
Goldman Sachs Group Inc.	3.625%	2/7/16	24,475	25,524
Goldman Sachs Group Inc.	5.750%	10/1/16	7,450	8,205
Goldman Sachs Group Inc.	5.625%	1/15/17	11,625	12,776
Goldman Sachs Group Inc.	6.250%	9/1/17	15,550	17,723
Goldman Sachs Group Inc.	5.950%	1/18/18	28,900	32,839
Goldman Sachs Group Inc.	2.375%	1/22/18	11,450	11,637
Goldman Sachs Group Inc.	6.150%	4/1/18	23,458	26,881
Goldman Sachs Group Inc.	2.900%	7/19/18	10,000	10,294
Goldman Sachs Group Inc.	2.625%	1/31/19	31,000	31,435
Goldman Sachs Group Inc.	7.500%	2/15/19	14,210	17,339
HSBC Bank USA NA	6.000%	8/9/17	1,050	1,182
HSBC USA Inc.	2.250%	6/23/19	3,000	3,006
HSBC USA Inc.	1.625%	1/16/18	11,650	11,641
HSBC USA Inc.	2.625%	9/24/18	4,750	4,903
Huntington Bancshares Inc.	2.600%	8/2/18	1,625	1,652
Huntington National Bank	1.350%	8/2/16	1,575	1,586
Huntington National Bank	1.300%	11/20/16	2,750	2,761
Huntington National Bank	1.375%	4/24/17	2,500	2,506
Huntington National Bank	2.200%	4/1/19	3,525	3,528
Intesa Sanpaolo SPA	3.125%	1/15/16	9,575	9,832
Intesa Sanpaolo SPA	2.375%	1/13/17	12,650	12,854
Intesa Sanpaolo SPA	3.875%	1/16/18	5,825	6,135
Intesa Sanpaolo SPA	3.875%	1/15/19	8,025	8,429
JPMorgan Chase & Co.	5.150%	10/1/15	3,000	3,156
JPMorgan Chase & Co.	1.100%	10/15/15	12,275	12,328
JPMorgan Chase & Co.	2.600%	1/15/16	7,723	7,931
JPMorgan Chase & Co.	1.125%	2/26/16	6,125	6,154
JPMorgan Chase & Co.	3.450%	3/1/16	16,265	16,974
JPMorgan Chase & Co.	3.150%	7/5/16	28,075	29,259
JPMorgan Chase & Co.	1.350%	2/15/17	14,421	14,476
JPMorgan Chase & Co.	2.000%	8/15/17	9,438	9,595
JPMorgan Chase & Co.	6.000%	1/15/18	27,725	31,706
JPMorgan Chase & Co.	1.800%	1/25/18	3,450	3,438
JPMorgan Chase & Co.	1.625%	5/15/18	12,525	12,472
JPMorgan Chase & Co.	2.350%	1/28/19	12,375	12,505
JPMorgan Chase & Co.	6.300%	4/23/19	17,025	20,107
JPMorgan Chase Bank NA	5.875%	6/13/16	375	410
JPMorgan Chase Bank NA	6.000%	7/5/17	3,000	3,395
JPMorgan Chase Bank NA	6.000%	10/1/17	16,775	19,065
KeyBank NA	4.950%	9/15/15	1,050	1,102
KeyBank NA	5.450%	3/3/16	3,525	3,790
KeyBank NA	1.650%	2/1/18	12,725	12,739
KeyCorp	3.750%	8/13/15	3,529	3,650
KeyCorp	2.300%	12/13/18	1,300	1,312
Lloyds Bank plc	4.875%	1/21/16	12,800	13,604
Lloyds Bank plc	4.200%	3/28/17	1,150	1,239
Lloyds Bank plc	2.300%	11/27/18	6,575	6,672
Manufacturers & Traders Trust Co.	6.625%	12/4/17	3,550	4,123
Manufacturers & Traders Trust Co.	1.450%	3/7/18	250	247
Manufacturers & Traders Trust Co.	2.300%	1/30/19	12,500	12,642
3 Manufacturers & Traders Trust Co.	5.585%	12/28/20	900	922
Merrill Lynch & Co. Inc.	6.050%	5/16/16	11,868	12,894
Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,000	5,546
Merrill Lynch & Co. Inc.	6.400%	8/28/17	12,650	14,443

7

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Merrill Lynch & Co. Inc.	6.875%	4/25/18	28,160	33,140
Merrill Lynch & Co. Inc.	6.875%	11/15/18	5,125	6,125
Morgan Stanley	4.000%	7/24/15	3,000	3,106
Morgan Stanley	5.375%	10/15/15	7,465	7,904
Morgan Stanley	3.450%	11/2/15	6,925	7,171
Morgan Stanley	1.750%	2/25/16	10,017	10,159
Morgan Stanley	3.800%	4/29/16	13,500	14,191
Morgan Stanley	5.750%	10/18/16	10,150	11,173
Morgan Stanley	5.450%	1/9/17	9,975	10,986
Morgan Stanley	4.750%	3/22/17	9,305	10,126
Morgan Stanley	5.550%	4/27/17	9,750	10,832
Morgan Stanley	6.250%	8/28/17	9,925	11,289
Morgan Stanley	5.950%	12/28/17	10,850	12,353
Morgan Stanley	6.625%	4/1/18	23,209	27,137
Morgan Stanley	2.125%	4/25/18	18,800	18,983
Morgan Stanley	2.500%	1/24/19	14,325	14,480
Morgan Stanley	7.300%	5/13/19	12,075	14,750
Murray Street Investment Trust I	4.647%	3/9/17	8,650	9,347
National Australia Bank Ltd.	1.600%	8/7/15	7,000	7,088
National Australia Bank Ltd.	0.900%	1/20/16	2,500	2,509
National Australia Bank Ltd.	1.300%	7/25/16	3,050	3,075
National Australia Bank Ltd.	2.750%	3/9/17	6,275	6,536
National Australia Bank Ltd.	2.300%	7/25/18	5,025	5,117
National Bank of Canada	1.450%	11/7/17	3,350	3,342
National City Bank	5.800%	6/7/17	2,225	2,506
National City Corp.	6.875%	5/15/19	1,575	1,880
Northern Trust Co.	6.500%	8/15/18	1,275	1,495
PNC Bank NA	1.150%	11/1/16	4,600	4,621
PNC Bank NA	4.875%	9/21/17	300	331
PNC Bank NA	6.000%	12/7/17	6,125	7,032
PNC Bank NA	2.200%	1/28/19	3,625	3,658
PNC Bank NA	2.250%	7/2/19	6,400	6,425
PNC Funding Corp.	3.625%	2/8/15	18,675	19,029
PNC Funding Corp.	5.250%	11/15/15	2,100	2,227
PNC Funding Corp.	2.700%	9/19/16	7,000	7,261
PNC Funding Corp.	5.625%	2/1/17	6,977	7,713
PNC Funding Corp.	6.700%	6/10/19	3,183	3,850
Regions Financial Corp.	5.750%	6/15/15	2,150	2,247
Regions Financial Corp.	2.000%	5/15/18	7,375	7,348
Royal Bank of Canada	0.800%	10/30/15	15,425	15,488
Royal Bank of Canada	2.625%	12/15/15	14,925	15,402
Royal Bank of Canada	0.850%	3/8/16	4,750	4,767
Royal Bank of Canada	2.875%	4/19/16	200	208
Royal Bank of Canada	2.300%	7/20/16	3,325	3,435
Royal Bank of Canada	1.450%	9/9/16	4,575	4,642
Royal Bank of Canada	1.200%	1/23/17	7,475	7,520
Royal Bank of Canada	1.250%	6/16/17	6,000	6,012
Royal Bank of Canada	1.500%	1/16/18	6,275	6,312
Royal Bank of Canada	2.200%	7/27/18	9,925	10,139
Royal Bank of Canada	2.150%	3/15/19	7,000	7,057
Royal Bank of Scotland Group plc	2.550%	9/18/15	11,244	11,454
Royal Bank of Scotland Group plc	1.875%	3/31/17	4,400	4,443
4 Royal Bank of Scotland plc	4.875%	8/25/14	2,400	2,415
Royal Bank of Scotland plc	3.950%	9/21/15	5,302	5,496
Royal Bank of Scotland plc	4.375%	3/16/16	7,000	7,402
Santander Bank NA	8.750%	5/30/18	2,825	3,427
Santander Holdings USA Inc.	3.000%	9/24/15	275	282
Santander Holdings USA Inc.	4.625%	4/19/16	4,250	4,517
Santander Holdings USA Inc.	3.450%	8/27/18	7,194	7,545
Societe Generale SA	2.750%	10/12/17	5,675	5,882
Societe Generale SA	2.625%	10/1/18	4,200	4,276
State Street Bank & Trust Co.	5.250%	10/15/18	775	878
State Street Corp.	2.875%	3/7/16	4,438	4,607
State Street Corp.	4.956%	3/15/18	6,619	7,262

8

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
State Street Corp.	1.350%	5/15/18	4,675	4,628
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	4,825	4,855
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	800	801
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	3,150	3,175
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	1,200	1,202
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	5,800	5,885
Sumitomo Mitsui Banking Corp.	1.500%	1/18/18	3,075	3,052
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	2,425	2,473
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	4,700	4,785
SunTrust Bank	1.350%	2/15/17	5,225	5,247
SunTrust Bank	7.250%	3/15/18	3,200	3,791
SunTrust Banks Inc.	3.600%	4/15/16	10,225	10,694
SunTrust Banks Inc.	3.500%	1/20/17	2,135	2,257
SunTrust Banks Inc.	6.000%	9/11/17	1,615	1,837
SunTrust Banks Inc.	2.500%	5/1/19	3,300	3,341
Svenska Handelsbanken AB	3.125%	7/12/16	7,500	7,846
Svenska Handelsbanken AB	2.875%	4/4/17	3,550	3,714
Svenska Handelsbanken AB	1.625%	3/21/18	8,075	8,057
Svenska Handelsbanken AB	2.500%	1/25/19	7,575	7,730
Svenska Handelsbanken AB	2.250%	6/17/19	5,300	5,328
Toronto-Dominion Bank	2.500%	7/14/16	4,675	4,841
Toronto-Dominion Bank	2.375%	10/19/16	11,400	11,802
Toronto-Dominion Bank	1.125%	5/2/17	6,300	6,304
Toronto-Dominion Bank	1.400%	4/30/18	9,075	8,998
Toronto-Dominion Bank	2.625%	9/10/18	10,000	10,336
Toronto-Dominion Bank	2.125%	7/2/19	2,500	2,496
UBS AG	5.875%	7/15/16	4,800	5,256
UBS AG	5.875%	12/20/17	15,450	17,684
UBS AG	5.750%	4/25/18	6,701	7,699
Union Bank NA	5.950%	5/11/16	2,300	2,513
Union Bank NA	1.500%	9/26/16	5,425	5,499
Union Bank NA	2.125%	6/16/17	3,575	3,651
Union Bank NA	2.625%	9/26/18	13,450	13,829
Union Bank NA	2.250%	5/6/19	5,900	5,925
US Bancorp	2.450%	7/27/15	1,750	1,789
US Bancorp	3.442%	2/1/16	4,325	4,504
US Bancorp	2.200%	11/15/16	9,605	9,899
US Bancorp	1.650%	5/15/17	6,000	6,083
US Bancorp	1.950%	11/15/18	4,225	4,246
US Bancorp	2.200%	4/25/19	11,400	11,474
US Bank NA	1.100%	1/30/17	4,000	4,010
3 US Bank NA	3.778%	4/29/20	1,000	1,022
Vesey Street Investment Trust I	4.404%	9/1/16	1,900	2,027
Wachovia Bank NA	5.000%	8/15/15	7,000	7,341
Wachovia Bank NA	5.600%	3/15/16	400	432
Wachovia Bank NA	6.000%	11/15/17	1,875	2,148
Wachovia Corp.	5.625%	10/15/16	18,250	20,102
Wachovia Corp.	5.750%	6/15/17	4,450	5,030
Wachovia Corp.	5.750%	2/1/18	16,825	19,162
Wells Fargo & Co.	1.500%	7/1/15	8,825	8,922
Wells Fargo & Co.	3.676%	6/15/16	19,525	20,605
Wells Fargo & Co.	1.250%	7/20/16	11,575	11,671
Wells Fargo & Co.	5.125%	9/15/16	2,500	2,727
Wells Fargo & Co.	2.625%	12/15/16	8,635	8,957
Wells Fargo & Co.	2.100%	5/8/17	2,900	2,971
Wells Fargo & Co.	1.150%	6/2/17	8,575	8,555
Wells Fargo & Co.	5.625%	12/11/17	21,145	24,027
Wells Fargo & Co.	1.500%	1/16/18	5,650	5,635
Wells Fargo & Co.	2.125%	4/22/19	16,350	16,399
Wells Fargo Bank NA	5.750%	5/16/16	4,825	5,256
Westpac Banking Corp.	3.000%	8/4/15	10,625	10,912
Westpac Banking Corp.	1.125%	9/25/15	4,175	4,206
Westpac Banking Corp.	3.000%	12/9/15	7,080	7,330
Westpac Banking Corp.	0.950%	1/12/16	3,825	3,834

9

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Westpac Banking Corp.	1.050%	11/25/16	300	300
	Westpac Banking Corp.	1.200%	5/19/17	5,500	5,503
	Westpac Banking Corp.	2.000%	8/14/17	17,350	17,618
	Westpac Banking Corp.	1.600%	1/12/18	5,300	5,313
	Westpac Banking Corp.	2.250%	1/17/19	14,125	14,272
	Zions Bancorporation	4.500%	3/27/17	2,650	2,828
	Brokerage (0.2%)
	Ameriprise Financial Inc.	5.650%	11/15/15	2,250	2,401
	Ameriprise Financial Inc.	7.300%	6/28/19	1,600	1,978
3	Ameriprise Financial Inc.	7.518%	6/1/66	2,000	2,210
	BlackRock Inc.	1.375%	6/1/15	600	606
	BlackRock Inc.	6.250%	9/15/17	200	230
	Charles Schwab Corp.	0.850%	12/4/15	1,300	1,305
	Charles Schwab Corp.	2.200%	7/25/18	4,974	5,052
	Eaton Vance Corp.	6.500%	10/2/17	242	279
	Franklin Resources Inc.	1.375%	9/15/17	2,300	2,304
	Jefferies Group LLC	3.875%	11/9/15	5,200	5,381
	Jefferies Group LLC	5.125%	4/13/18	4,250	4,664
	Lazard Group LLC	6.850%	6/15/17	2,925	3,345
	Legg Mason Inc.	5.500%	5/21/19	2,050	2,347
	Legg Mason Inc.	2.700%	7/15/19	1,800	1,813
	Leucadia National Corp.	8.125%	9/15/15	1,000	1,080
	Nomura Holdings Inc.	4.125%	1/19/16	7,000	7,326
	Nomura Holdings Inc.	2.000%	9/13/16	8,750	8,877
	Nomura Holdings Inc.	2.750%	3/19/19	4,950	5,023
	Raymond James Financial Inc.	4.250%	4/15/16	575	608
	Finance Companies (0.8%)
	Air Lease Corp.	4.500%	1/15/16	4,000	4,190
	Air Lease Corp.	5.625%	4/1/17	3,225	3,535
	Air Lease Corp.	3.375%	1/15/19	10,275	10,570
	Ares Capital Corp.	4.875%	11/30/18	10,000	10,633
	Fifth Street Finance Corp.	4.875%	3/1/19	3,000	3,126
	GATX Corp.	3.500%	7/15/16	3,960	4,155
	GATX Corp.	1.250%	3/4/17	900	897
3	GE Capital Trust I	6.375%	11/15/67	2,060	2,292
	General Electric Capital Corp.	2.150%	1/9/15	1,085	1,096
	General Electric Capital Corp.	1.625%	7/2/15	19,816	20,063
	General Electric Capital Corp.	4.375%	9/21/15	8,500	8,891
	General Electric Capital Corp.	2.250%	11/9/15	26,675	27,280
	General Electric Capital Corp.	1.000%	12/11/15	15,260	15,367
	General Electric Capital Corp.	1.000%	1/8/16	3,180	3,203
	General Electric Capital Corp.	5.000%	1/8/16	1,835	1,956
	General Electric Capital Corp.	2.950%	5/9/16	23,300	24,292
	General Electric Capital Corp.	1.500%	7/12/16	250	254
	General Electric Capital Corp.	2.900%	1/9/17	8,700	9,092
	General Electric Capital Corp.	5.400%	2/15/17	9,600	10,657
	General Electric Capital Corp.	2.450%	3/15/17	4,000	4,137
	General Electric Capital Corp.	2.300%	4/27/17	6,000	6,196
	General Electric Capital Corp.	1.250%	5/15/17	2,100	2,105
	General Electric Capital Corp.	5.625%	9/15/17	16,200	18,335
	General Electric Capital Corp.	1.600%	11/20/17	11,925	11,996
	General Electric Capital Corp.	1.625%	4/2/18	3,850	3,857
	General Electric Capital Corp.	5.625%	5/1/18	13,684	15,661
	General Electric Capital Corp.	2.300%	1/14/19	8,500	8,647
3	General Electric Capital Corp.	6.375%	11/15/67	10,975	12,210
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	4,625	4,816
	HSBC Finance Corp.	5.500%	1/19/16	21,425	22,940
4	International Lease Finance Corp.	6.750%	9/1/16	7,200	7,920
4	International Lease Finance Corp.	7.125%	9/1/18	14,000	16,205
	Insurance (1.0%)
	ACE INA Holdings Inc.	5.600%	5/15/15	2,050	2,141
	ACE INA Holdings Inc.	2.600%	11/23/15	1,925	1,977
	ACE INA Holdings Inc.	5.700%	2/15/17	1,400	1,562

10

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ACE INA Holdings Inc.	5.800%	3/15/18	1,500	1,718
ACE INA Holdings Inc.	5.900%	6/15/19	2,075	2,432
Aetna Inc.	1.750%	5/15/17	200	202
Aetna Inc.	1.500%	11/15/17	12,825	12,859
Aflac Inc.	3.450%	8/15/15	749	774
Aflac Inc.	2.650%	2/15/17	5,755	5,980
Aflac Inc.	8.500%	5/15/19	775	998
Allied World Assurance Co. Ltd.	7.500%	8/1/16	4,500	5,059
3 Allstate Corp.	6.125%	5/15/67	5,150	5,504
American Financial Group Inc.	9.875%	6/15/19	1,975	2,573
American International Group Inc.	2.375%	8/24/15	825	840
American International Group Inc.	5.050%	10/1/15	2,000	2,108
American International Group Inc.	4.875%	9/15/16	5,640	6,098
American International Group Inc.	5.600%	10/18/16	2,175	2,393
American International Group Inc.	3.800%	3/22/17	6,425	6,867
American International Group Inc.	5.450%	5/18/17	5,655	6,308
American International Group Inc.	5.850%	1/16/18	13,925	15,901
American International Group Inc.	8.250%	8/15/18	24,335	30,230
Aon Corp.	3.500%	9/30/15	3,350	3,465
Aon Corp.	3.125%	5/27/16	3,000	3,125
Assurant Inc.	2.500%	3/15/18	700	705
AXIS Specialty Finance plc	2.650%	4/1/19	1,375	1,388
Berkshire Hathaway Finance Corp.	1.600%	5/15/17	19,150	19,447
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	7,000	8,005
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	3,125	3,181
Berkshire Hathaway Inc.	2.200%	8/15/16	3,500	3,612
Berkshire Hathaway Inc.	1.900%	1/31/17	11,500	11,774
Berkshire Hathaway Inc.	1.550%	2/9/18	1,375	1,378
Chubb Corp.	5.750%	5/15/18	4,100	4,711
3 Chubb Corp.	6.375%	3/29/67	2,800	3,104
Cigna Corp.	2.750%	11/15/16	7,925	8,231
Cigna Corp.	8.500%	5/1/19	575	736
CNA Financial Corp.	6.500%	8/15/16	3,950	4,401
Genworth Holdings Inc.	8.625%	12/15/16	2,400	2,807
Genworth Holdings Inc.	6.515%	5/22/18	4,825	5,577
Hartford Financial Services Group Inc.	5.500%	10/15/16	4,750	5,220
Hartford Financial Services Group Inc.	5.375%	3/15/17	525	580
Hartford Financial Services Group Inc.	6.300%	3/15/18	680	786
Hartford Financial Services Group Inc.	6.000%	1/15/19	2,875	3,332
Humana Inc.	7.200%	6/15/18	300	357
3 Lincoln National Corp.	7.000%	5/17/66	6,925	7,211
3 Lincoln National Corp.	6.050%	4/20/67	1,000	1,011
Loews Corp.	5.250%	3/15/16	1,275	1,372
Manulife Financial Corp.	3.400%	9/17/15	4,025	4,163
Marsh & McLennan Cos. Inc.	2.300%	4/1/17	1,100	1,126
Marsh & McLennan Cos. Inc.	2.550%	10/15/18	400	410
Marsh & McLennan Cos. Inc.	9.250%	4/15/19	650	850
MetLife Inc.	6.750%	6/1/16	5,780	6,424
MetLife Inc.	6.817%	8/15/18	4,800	5,739
MetLife Inc.	7.717%	2/15/19	804	1,000
Principal Financial Group Inc.	1.850%	11/15/17	1,016	1,021
Principal Financial Group Inc.	8.875%	5/15/19	1,675	2,165
3 Progressive Corp.	6.700%	6/15/67	3,775	4,190
Prudential Financial Inc.	4.750%	9/17/15	11,120	11,668
Prudential Financial Inc.	3.000%	5/12/16	6,015	6,255
Prudential Financial Inc.	6.100%	6/15/17	250	283
Prudential Financial Inc.	6.000%	12/1/17	500	572
Prudential Financial Inc.	7.375%	6/15/19	4,695	5,814
3 Prudential Financial Inc.	8.875%	6/15/68	2,581	3,152
3 Reinsurance Group of America Inc.	6.750%	12/15/65	2,800	2,891
3 StanCorp Financial Group Inc.	6.900%	6/1/67	1,000	1,042
Torchmark Corp.	6.375%	6/15/16	1,250	1,376
Transatlantic Holdings Inc.	5.750%	12/14/15	3,275	3,500
Travelers Cos. Inc.	5.500%	12/1/15	4,100	4,384

11

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Travelers Cos. Inc.	6.250%	6/20/16	1,325	1,467
	Travelers Cos. Inc.	5.800%	5/15/18	2,825	3,248
	Travelers Cos. Inc.	5.900%	6/2/19	1,375	1,617
	UnitedHealth Group Inc.	0.850%	10/15/15	4,232	4,249
	UnitedHealth Group Inc.	1.875%	11/15/16	1,462	1,496
	UnitedHealth Group Inc.	6.000%	6/15/17	2,775	3,154
	UnitedHealth Group Inc.	1.400%	10/15/17	2,500	2,503
	UnitedHealth Group Inc.	6.000%	2/15/18	7,375	8,508
	UnitedHealth Group Inc.	1.625%	3/15/19	5,225	5,147
	Unum Group	7.125%	9/30/16	1,800	2,038
	Voya Financial Inc.	2.900%	2/15/18	12,070	12,505
	WellPoint Inc.	5.000%	12/15/14	1,475	1,506
	WellPoint Inc.	1.250%	9/10/15	5,235	5,278
	WellPoint Inc.	5.250%	1/15/16	8,025	8,576
	WellPoint Inc.	2.375%	2/15/17	1,200	1,233
	WellPoint Inc.	5.875%	6/15/17	1,885	2,116
	WellPoint Inc.	1.875%	1/15/18	625	630
	Willis Group Holdings plc	4.125%	3/15/16	2,525	2,640
	Willis North America Inc.	6.200%	3/28/17	2,350	2,582
	XLIT Ltd.	2.300%	12/15/18	1,100	1,094
	Other Finance (0.0%)
	IntercontinentalExchange Group Inc.	2.500%	10/15/18	425	434
	NYSE Euronext	2.000%	10/5/17	4,325	4,405
	ORIX Corp.	5.000%	1/12/16	4,590	4,869
	ORIX Corp.	3.750%	3/9/17	3,450	3,641
	Real Estate Investment Trusts (0.6%)
4	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	2.000%	2/6/17	12,000	12,054
4	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	3.000%	2/6/19	10,975	11,037
	Arden Realty LP	5.250%	3/1/15	1,250	1,276
	AvalonBay Communities Inc.	5.750%	9/15/16	1,650	1,824
	BioMed Realty LP	3.850%	4/15/16	3,700	3,870
	BioMed Realty LP	2.625%	5/1/19	1,000	1,006
	Brandywine Operating Partnership LP	5.700%	5/1/17	3,475	3,836
	Brandywine Operating Partnership LP	4.950%	4/15/18	200	217
	CommonWealth REIT	6.250%	6/15/17	2,200	2,374
	CommonWealth REIT	6.650%	1/15/18	2,850	3,165
	Digital Realty Trust LP	4.500%	7/15/15	5,225	5,374
	Duke Realty LP	7.375%	2/15/15	2,700	2,810
	Duke Realty LP	8.250%	8/15/19	1,125	1,417
	ERP Operating LP	5.125%	3/15/16	2,565	2,747
	ERP Operating LP	5.375%	8/1/16	3,575	3,902
	ERP Operating LP	5.750%	6/15/17	4,507	5,086
4	Essex Portfolio LP	5.500%	3/15/17	2,175	2,398
	HCP Inc.	3.750%	2/1/16	5,918	6,186
	HCP Inc.	6.300%	9/15/16	1,000	1,113
	HCP Inc.	6.000%	1/30/17	5,000	5,596
	HCP Inc.	5.625%	5/1/17	1,300	1,453
	HCP Inc.	6.700%	1/30/18	10,735	12,533
	Health Care REIT Inc.	3.625%	3/15/16	4,950	5,179
	Health Care REIT Inc.	6.200%	6/1/16	975	1,070
	Health Care REIT Inc.	4.700%	9/15/17	50	55
	Health Care REIT Inc.	2.250%	3/15/18	6,514	6,614
	Health Care REIT Inc.	4.125%	4/1/19	1,631	1,748
	Hospitality Properties Trust	5.625%	3/15/17	2,575	2,833
	Hospitality Properties Trust	6.700%	1/15/18	2,000	2,256
	Kilroy Realty LP	5.000%	11/3/15	2,325	2,454
	Kilroy Realty LP	4.800%	7/15/18	1,050	1,141
	Kimco Realty Corp.	5.783%	3/15/16	1,025	1,108
	Kimco Realty Corp.	5.700%	5/1/17	5,048	5,640
	Kimco Realty Corp.	4.300%	2/1/18	1,250	1,355
	Liberty Property LP	6.625%	10/1/17	150	172

12

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Mack-Cali Realty LP	2.500%	12/15/17	1,650	1,671
Mack-Cali Realty LP	7.750%	8/15/19	500	595
ProLogis LP	4.500%	8/15/17	200	217
ProLogis LP	6.625%	5/15/18	5,109	5,958
ProLogis LP	2.750%	2/15/19	5,000	5,094
Realty Income Corp.	2.000%	1/31/18	3,700	3,715
Regency Centers LP	5.250%	8/1/15	3,200	3,351
Senior Housing Properties Trust	4.300%	1/15/16	1,000	1,038
Senior Housing Properties Trust	3.250%	5/1/19	9,325	9,446
Simon Property Group LP	5.100%	6/15/15	3,000	3,131
Simon Property Group LP	5.250%	12/1/16	6,225	6,805
Simon Property Group LP	2.800%	1/30/17	4,500	4,696
Simon Property Group LP	2.150%	9/15/17	2,935	3,016
Simon Property Group LP	6.125%	5/30/18	4,225	4,917
Simon Property Group LP	2.200%	2/1/19	4,000	4,047
Tanger Properties LP	6.150%	11/15/15	3,050	3,270
UDR Inc.	4.250%	6/1/18	850	912
Ventas Realty LP	1.250%	4/17/17	3,000	2,997
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	1,100	1,136
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	8,100	8,180
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	2,325	2,499
Vornado Realty LP	4.250%	4/1/15	1,000	1,018
Vornado Realty LP	2.500%	6/30/19	2,000	2,003
				3,892,950
Industrial (11.9%)
Basic Industry (0.9%)
Agrium Inc.	6.750%	1/15/19	1,250	1,495
Air Products & Chemicals Inc.	2.000%	8/2/16	3,975	4,079
Airgas Inc.	3.250%	10/1/15	2,950	3,037
Airgas Inc.	1.650%	2/15/18	1,650	1,639
Barrick Gold Corp.	6.950%	4/1/19	5,425	6,461
Barrick North America Finance LLC	6.800%	9/15/18	725	851
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	2,650	2,711
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	14,926	15,149
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,675	1,865
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	11,965	12,107
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	3,300	3,974
Celulosa Arauco y Constitucion SA	5.625%	4/20/15	3,475	3,584
CF Industries Inc.	6.875%	5/1/18	5,000	5,869
Cliffs Natural Resources Inc.	3.950%	1/15/18	2,300	2,331
Dow Chemical Co.	2.500%	2/15/16	2,530	2,600
Dow Chemical Co.	5.700%	5/15/18	5,375	6,135
Dow Chemical Co.	8.550%	5/15/19	6,025	7,746
Eastman Chemical Co.	3.000%	12/15/15	1,025	1,058
Eastman Chemical Co.	2.400%	6/1/17	14,098	14,536
Ecolab Inc.	1.000%	8/9/15	1,987	1,997
Ecolab Inc.	3.000%	12/8/16	7,200	7,531
Ecolab Inc.	1.450%	12/8/17	3,725	3,723
EI du Pont de Nemours & Co.	2.750%	4/1/16	2,000	2,076
EI du Pont de Nemours & Co.	5.250%	12/15/16	6,190	6,857
EI du Pont de Nemours & Co.	6.000%	7/15/18	7,325	8,558
Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	6,875	7,020
Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	13,180	13,375
Georgia-Pacific LLC	7.700%	6/15/15	1,250	1,333
Glencore Canada Corp.	6.000%	10/15/15	1,575	1,672
Goldcorp Inc.	2.125%	3/15/18	7,450	7,478
International Paper Co.	5.250%	4/1/16	2,950	3,162
Lubrizol Corp.	5.500%	10/1/14	1,850	1,874
Lubrizol Corp.	8.875%	2/1/19	150	194
LyondellBasell Industries NV	5.000%	4/15/19	14,975	16,884
Monsanto Co.	2.750%	4/15/16	1,250	1,294
Monsanto Co.	1.150%	6/30/17	8,000	7,991
Monsanto Co.	5.125%	4/15/18	925	1,041

13

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Monsanto Co.	2.125%	7/15/19	5,500	5,512
Nucor Corp.	5.750%	12/1/17	5,609	6,385
Nucor Corp.	5.850%	6/1/18	2,175	2,497
Plains Exploration & Production Co.	6.125%	6/15/19	2,736	3,030
Plum Creek Timberlands LP	5.875%	11/15/15	1,650	1,757
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	6,000	6,238
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	1,225	1,294
PPG Industries Inc.	1.900%	1/15/16	3,675	3,742
PPG Industries Inc.	6.650%	3/15/18	1,122	1,314
Praxair Inc.	5.375%	11/1/16	700	773
Praxair Inc.	5.200%	3/15/17	1,250	1,386
Praxair Inc.	1.050%	11/7/17	7,000	6,952
Praxair Inc.	1.250%	11/7/18	2,500	2,447
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	11,695	11,894
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	2,325	2,399
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	2,870	2,959
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	10,913	12,877
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	5,850	7,666
Rio Tinto Finance USA plc	1.375%	6/17/16	5,900	5,962
Rio Tinto Finance USA plc	2.000%	3/22/17	10,700	10,931
Rio Tinto Finance USA plc	1.625%	8/21/17	2,500	2,526
Rio Tinto Finance USA plc	2.250%	12/14/18	3,800	3,868
Rohm & Haas Co.	6.000%	9/15/17	600	682
Teck Resources Ltd.	3.150%	1/15/17	3,575	3,728
Teck Resources Ltd.	3.850%	8/15/17	50	53
Teck Resources Ltd.	2.500%	2/1/18	1,950	1,987
Teck Resources Ltd.	3.000%	3/1/19	5,200	5,319
Vale Canada Ltd.	5.700%	10/15/15	1,125	1,193
Vale Overseas Ltd.	6.250%	1/11/16	5,425	5,846
Vale Overseas Ltd.	6.250%	1/23/17	10,650	11,909
Capital Goods (1.1%)
3M Co.	1.375%	9/29/16	5,650	5,751
3M Co.	1.000%	6/26/17	3,000	3,000
Boeing Capital Corp.	2.125%	8/15/16	4,675	4,812
Boeing Co.	3.750%	11/20/16	700	748
Boeing Co.	0.950%	5/15/18	5,500	5,381
Boeing Co.	6.000%	3/15/19	2,200	2,591
Caterpillar Financial Services Corp.	0.700%	11/6/15	2,635	2,645
Caterpillar Financial Services Corp.	2.650%	4/1/16	1,725	1,786
Caterpillar Financial Services Corp.	2.050%	8/1/16	7,050	7,237
Caterpillar Financial Services Corp.	1.000%	3/3/17	8,000	8,002
Caterpillar Financial Services Corp.	1.625%	6/1/17	10,100	10,243
Caterpillar Financial Services Corp.	1.250%	11/6/17	8,157	8,112
Caterpillar Financial Services Corp.	1.300%	3/1/18	4,250	4,199
Caterpillar Financial Services Corp.	5.450%	4/15/18	350	399
Caterpillar Financial Services Corp.	2.450%	9/6/18	2,800	2,882
Caterpillar Financial Services Corp.	7.150%	2/15/19	8,325	10,253
Caterpillar Inc.	0.950%	6/26/15	7,230	7,277
Caterpillar Inc.	5.700%	8/15/16	675	744
Caterpillar Inc.	1.500%	6/26/17	5,125	5,190
Cooper US Inc.	2.375%	1/15/16	2,500	2,563
Cooper US Inc.	6.100%	7/1/17	500	566
Crane Co.	2.750%	12/15/18	2,500	2,556
CRH America Inc.	4.125%	1/15/16	8,500	8,916
CRH America Inc.	6.000%	9/30/16	4,350	4,825
Danaher Corp.	2.300%	6/23/16	1,500	1,550
Danaher Corp.	5.625%	1/15/18	700	798
Danaher Corp.	5.400%	3/1/19	1,325	1,522
Eaton Corp.	0.950%	11/2/15	3,100	3,114
Eaton Corp.	1.500%	11/2/17	8,525	8,531
Eaton Corp.	5.600%	5/15/18	3,725	4,250
Eaton Corp.	6.950%	3/20/19	1,010	1,199
Exelis Inc.	4.250%	10/1/16	1,175	1,246

14

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
General Dynamics Corp.	1.000%	11/15/17	6,848	6,794
General Electric Co.	0.850%	10/9/15	7,975	8,015
General Electric Co.	5.250%	12/6/17	34,850	39,309
Honeywell International Inc.	5.300%	3/1/18	6,525	7,408
Honeywell International Inc.	5.000%	2/15/19	3,450	3,919
Illinois Tool Works Inc.	1.950%	3/1/19	2,757	2,763
Illinois Tool Works Inc.	6.250%	4/1/19	1,675	1,989
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	7,720	9,200
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,150	1,179
John Deere Capital Corp.	0.700%	9/4/15	2,800	2,808
John Deere Capital Corp.	0.750%	1/22/16	200	201
John Deere Capital Corp.	2.250%	6/7/16	650	670
John Deere Capital Corp.	1.850%	9/15/16	5,650	5,779
John Deere Capital Corp.	1.050%	12/15/16	3,200	3,217
John Deere Capital Corp.	1.400%	3/15/17	8,000	8,096
John Deere Capital Corp.	1.125%	6/12/17	6,000	5,998
John Deere Capital Corp.	1.200%	10/10/17	2,500	2,492
John Deere Capital Corp.	1.300%	3/12/18	300	297
John Deere Capital Corp.	5.350%	4/3/18	450	510
John Deere Capital Corp.	1.950%	12/13/18	14,500	14,538
John Deere Capital Corp.	1.950%	3/4/19	10,155	10,151
John Deere Capital Corp.	2.250%	4/17/19	3,650	3,698
Joy Global Inc.	6.000%	11/15/16	875	972
L-3 Communications Corp.	3.950%	11/15/16	2,100	2,233
L-3 Communications Corp.	1.500%	5/28/17	5,000	5,004
Lockheed Martin Corp.	2.125%	9/15/16	7,400	7,617
Martin Marietta Materials Inc.	6.600%	4/15/18	100	115
Mohawk Industries Inc.	6.125%	1/15/16	10,000	10,789
Northrop Grumman Corp.	1.750%	6/1/18	2,375	2,366
Owens Corning	6.500%	12/1/16	4,447	4,960
Pentair Finance SA	1.350%	12/1/15	1,000	1,007
Pentair Finance SA	1.875%	9/15/17	2,000	2,021
Precision Castparts Corp.	0.700%	12/20/15	5,275	5,286
Precision Castparts Corp.	1.250%	1/15/18	6,075	6,032
Raytheon Co.	6.750%	3/15/18	3,000	3,525
Raytheon Co.	6.400%	12/15/18	500	593
Republic Services Inc.	3.800%	5/15/18	6,275	6,723
Roper Industries Inc.	1.850%	11/15/17	5,575	5,628
Roper Industries Inc.	2.050%	10/1/18	11,050	11,064
3 Stanley Black & Decker Inc.	5.750%	12/15/53	2,490	2,708
Tyco International Finance SA	8.500%	1/15/19	2,883	3,555
United Technologies Corp.	1.800%	6/1/17	14,735	15,034
United Technologies Corp.	5.375%	12/15/17	4,410	5,005
United Technologies Corp.	6.125%	2/1/19	1,350	1,596
Waste Management Inc.	6.375%	3/11/15	1,900	1,975
Waste Management Inc.	2.600%	9/1/16	2,500	2,587
Waste Management Inc.	6.100%	3/15/18	2,350	2,711
Communication (1.7%)
21st Century Fox America Inc.	6.900%	3/1/19	6,300	7,602
America Movil SAB de CV	2.375%	9/8/16	16,278	16,738
American Tower Corp.	4.500%	1/15/18	12,125	13,211
American Tower Corp.	3.400%	2/15/19	6,000	6,285
AT&T Inc.	2.500%	8/15/15	16,875	17,241
AT&T Inc.	0.800%	12/1/15	2,075	2,080
AT&T Inc.	0.900%	2/12/16	8,094	8,116
AT&T Inc.	2.950%	5/15/16	6,425	6,675
AT&T Inc.	5.625%	6/15/16	4,175	4,572
AT&T Inc.	2.400%	8/15/16	4,200	4,328
AT&T Inc.	1.600%	2/15/17	14,750	14,947
AT&T Inc.	1.700%	6/1/17	11,888	12,044
AT&T Inc.	1.400%	12/1/17	15,275	15,214
AT&T Inc.	5.500%	2/1/18	15,579	17,638
AT&T Inc.	5.600%	5/15/18	5,400	6,174

15

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	2.375%	11/27/18	3,650	3,715
AT&T Inc.	2.300%	3/11/19	19,500	19,648
British Telecommunications plc	1.625%	6/28/16	200	203
British Telecommunications plc	1.250%	2/14/17	850	850
British Telecommunications plc	5.950%	1/15/18	3,825	4,374
British Telecommunications plc	2.350%	2/14/19	1,275	1,285
CBS Corp.	1.950%	7/1/17	1,925	1,958
CBS Corp.	8.875%	5/15/19	3,575	4,634
CC Holdings GS V LLC / Crown Castle GS III Corp.	2.381%	12/15/17	2,325	2,366
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	2,220	2,814
Comcast Cable Communications LLC	8.875%	5/1/17	1,100	1,335
Comcast Corp.	5.850%	11/15/15	12,600	13,519
Comcast Corp.	5.900%	3/15/16	9,122	9,930
Comcast Corp.	4.950%	6/15/16	2,175	2,353
Comcast Corp.	6.500%	1/15/17	3,093	3,518
Comcast Corp.	6.300%	11/15/17	4,400	5,114
Comcast Corp.	5.875%	2/15/18	7,225	8,326
Comcast Corp.	5.700%	5/15/18	6,386	7,356
COX Communications Inc.	5.500%	10/1/15	1,775	1,881
Deutsche Telekom International Finance BV	5.750%	3/23/16	3,900	4,222
Deutsche Telekom International Finance BV	6.750%	8/20/18	5,400	6,398
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	3,765	3,903
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	11,350	11,845
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	9,000	9,267
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	1.750%	1/15/18	8,010	8,024
Embarq Corp.	7.082%	6/1/16	7,275	8,115
NBCUniversal Media LLC	2.875%	4/1/16	9,250	9,605
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,325	2,338
Omnicom Group Inc.	5.900%	4/15/16	15,015	16,326
Orange SA	2.125%	9/16/15	600	609
Orange SA	2.750%	9/14/16	3,650	3,786
Orange SA	2.750%	2/6/19	12,325	12,621
Qwest Corp.	6.500%	6/1/17	4,450	5,046
Rogers Communications Inc.	6.800%	8/15/18	4,490	5,340
Scripps Networks Interactive Inc.	2.700%	12/15/16	2,325	2,419
TCI Communications Inc.	8.750%	8/1/15	200	218
Telefonica Emisiones SAU	3.992%	2/16/16	13,500	14,107
Telefonica Emisiones SAU	6.421%	6/20/16	5,050	5,519
Telefonica Emisiones SAU	3.192%	4/27/18	17,500	18,023
Thomson Reuters Corp.	1.300%	2/23/17	5,000	4,997
Thomson Reuters Corp.	6.500%	7/15/18	1,730	2,028
Time Warner Cable Inc.	5.850%	5/1/17	8,950	10,069
Time Warner Cable Inc.	6.750%	7/1/18	25,925	30,632
Time Warner Cable Inc.	8.750%	2/14/19	8,941	11,461
Time Warner Cable Inc.	8.250%	4/1/19	1,875	2,374
Verizon Communications Inc.	4.900%	9/15/15	764	803
Verizon Communications Inc.	0.700%	11/2/15	2,012	2,015
Verizon Communications Inc.	5.550%	2/15/16	5,000	5,388
Verizon Communications Inc.	3.000%	4/1/16	12,830	13,302
Verizon Communications Inc.	2.500%	9/15/16	27,040	27,860
Verizon Communications Inc.	2.000%	11/1/16	5,265	5,377
Verizon Communications Inc.	1.100%	11/1/17	4,500	4,455
Verizon Communications Inc.	5.500%	2/15/18	10,600	12,064
Verizon Communications Inc.	6.100%	4/15/18	3,675	4,252
Verizon Communications Inc.	3.650%	9/14/18	37,005	39,546
Verizon Communications Inc.	8.750%	11/1/18	229	291
Verizon Communications Inc.	6.350%	4/1/19	10,000	11,806
Vodafone Group plc	5.625%	2/27/17	8,762	9,763
Vodafone Group plc	1.625%	3/20/17	5,200	5,241
Vodafone Group plc	1.250%	9/26/17	4,750	4,728
Vodafone Group plc	1.500%	2/19/18	7,000	6,995
Vodafone Group plc	4.625%	7/15/18	5,320	5,896

16

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

Consumer Cyclical (1.7%)
Amazon.com Inc.	0.650%	11/27/15	9,372	9,386
Amazon.com Inc.	1.200%	11/29/17	4,200	4,169
American Honda Finance Corp.	1.125%	10/7/16	5,500	5,534
American Honda Finance Corp.	2.125%	10/10/18	4,900	4,978
AutoNation Inc.	6.750%	4/15/18	250	289
AutoZone Inc.	5.500%	11/15/15	1,565	1,667
AutoZone Inc.	1.300%	1/13/17	2,775	2,784
AutoZone Inc.	7.125%	8/1/18	3,975	4,745
Brinker International Inc.	2.600%	5/15/18	10,450	10,485
Carnival Corp.	1.200%	2/5/16	1,950	1,961
Carnival Corp.	1.875%	12/15/17	2,525	2,536
Costco Wholesale Corp.	0.650%	12/7/15	5,825	5,839
Costco Wholesale Corp.	5.500%	3/15/17	2,375	2,660
Costco Wholesale Corp.	1.125%	12/15/17	9,325	9,273
CVS Caremark Corp.	6.125%	8/15/16	600	666
CVS Caremark Corp.	1.200%	12/5/16	2,850	2,867
CVS Caremark Corp.	5.750%	6/1/17	4,910	5,529
CVS Caremark Corp.	2.250%	12/5/18	5,100	5,165
Dollar General Corp.	4.125%	7/15/17	5,638	6,030
eBay Inc.	1.625%	10/15/15	2,975	3,022
eBay Inc.	1.350%	7/15/17	4,475	4,496
Expedia Inc.	7.456%	8/15/18	2,650	3,137
Ford Motor Co.	6.500%	8/1/18	1,392	1,629
Ford Motor Credit Co. LLC	5.625%	9/15/15	7,650	8,087
Ford Motor Credit Co. LLC	2.500%	1/15/16	858	879
Ford Motor Credit Co. LLC	4.207%	4/15/16	12,700	13,413
Ford Motor Credit Co. LLC	3.984%	6/15/16	2,250	2,376
Ford Motor Credit Co. LLC	8.000%	12/15/16	12,600	14,619
Ford Motor Credit Co. LLC	4.250%	2/3/17	8,325	8,934
Ford Motor Credit Co. LLC	3.000%	6/12/17	9,252	9,647
Ford Motor Credit Co. LLC	6.625%	8/15/17	7,800	8,971
Ford Motor Credit Co. LLC	1.724%	12/6/17	9,500	9,504
Ford Motor Credit Co. LLC	2.375%	1/16/18	21,650	22,113
Ford Motor Credit Co. LLC	5.000%	5/15/18	11,206	12,451
Ford Motor Credit Co. LLC	2.875%	10/1/18	6,600	6,826
Ford Motor Credit Co. LLC	2.375%	3/12/19	3,300	3,310
Historic TW Inc.	6.875%	6/15/18	550	655
Home Depot Inc.	5.400%	3/1/16	17,000	18,335
Home Depot Inc.	2.250%	9/10/18	7,875	8,059
Home Depot Inc.	2.000%	6/15/19	2,100	2,097
Hyatt Hotels Corp.	3.875%	8/15/16	1,075	1,133
Johnson Controls Inc.	5.500%	1/15/16	1,450	1,556
Johnson Controls Inc.	2.600%	12/1/16	800	830
Johnson Controls Inc.	1.400%	11/2/17	6,000	5,996
Kohl's Corp.	6.250%	12/15/17	6,075	7,000
Lowe's Cos. Inc.	2.125%	4/15/16	500	513
Lowe's Cos. Inc.	5.400%	10/15/16	9,825	10,848
Lowe's Cos. Inc.	1.625%	4/15/17	5,450	5,524
Macy's Retail Holdings Inc.	7.875%	7/15/15	10,125	10,875
Macy's Retail Holdings Inc.	5.900%	12/1/16	4,062	4,527
Marriott International Inc.	6.200%	6/15/16	1,400	1,538
Marriott International Inc.	6.375%	6/15/17	1,275	1,451
Marriott International Inc.	3.000%	3/1/19	975	1,009
MasterCard Inc.	2.000%	4/1/19	2,725	2,736
McDonald's Corp.	0.750%	5/29/15	4,500	4,520
McDonald's Corp.	5.300%	3/15/17	500	556
McDonald's Corp.	5.800%	10/15/17	3,750	4,276
McDonald's Corp.	5.350%	3/1/18	4,836	5,488
Nordstrom Inc.	6.250%	1/15/18	1,759	2,035
PACCAR Financial Corp.	0.800%	2/8/16	2,750	2,762
PACCAR Financial Corp.	1.150%	8/16/16	5,125	5,165
PACCAR Financial Corp.	1.600%	3/15/17	1,350	1,366

17

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	PACCAR Financial Corp.	1.100%	6/6/17	4,700	4,692
	QVC Inc.	3.125%	4/1/19	2,250	2,288
	Ralph Lauren Corp.	2.125%	9/26/18	1,700	1,719
	Staples Inc.	2.750%	1/12/18	3,000	3,031
	Starbucks Corp.	0.875%	12/5/16	8,760	8,769
	Starbucks Corp.	6.250%	8/15/17	1,250	1,436
	Starbucks Corp.	2.000%	12/5/18	2,675	2,694
	Starwood Hotels & Resorts Worldwide Inc.	7.375%	11/15/15	115	125
	Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	2,055	2,418
	Target Corp.	1.125%	7/18/14	1,050	1,050
	Target Corp.	5.875%	7/15/16	3,225	3,559
	Target Corp.	5.375%	5/1/17	5,850	6,544
	Target Corp.	6.000%	1/15/18	5,370	6,187
	Target Corp.	2.300%	6/26/19	6,000	6,043
	Time Warner Inc.	3.150%	7/15/15	9,625	9,891
	Time Warner Inc.	5.875%	11/15/16	50	56
	Time Warner Inc.	2.100%	6/1/19	5,125	5,102
	TJX Cos. Inc.	4.200%	8/15/15	4,590	4,774
	TJX Cos. Inc.	6.950%	4/15/19	1,950	2,371
	Toyota Motor Credit Corp.	0.875%	7/17/15	13,225	13,296
	Toyota Motor Credit Corp.	2.800%	1/11/16	10,375	10,732
	Toyota Motor Credit Corp.	2.000%	9/15/16	6,500	6,670
	Toyota Motor Credit Corp.	2.050%	1/12/17	9,000	9,226
	Toyota Motor Credit Corp.	1.125%	5/16/17	2,750	2,754
	Toyota Motor Credit Corp.	1.250%	10/5/17	5,680	5,678
	Toyota Motor Credit Corp.	1.375%	1/10/18	2,375	2,375
	Toyota Motor Credit Corp.	2.000%	10/24/18	11,000	11,124
	Toyota Motor Credit Corp.	2.100%	1/17/19	3,000	3,026
	Viacom Inc.	4.250%	9/15/15	2,300	2,399
	Viacom Inc.	6.250%	4/30/16	7,500	8,239
	Viacom Inc.	2.500%	12/15/16	1,425	1,469
	Viacom Inc.	3.500%	4/1/17	2,850	3,025
	Viacom Inc.	2.500%	9/1/18	6,000	6,136
	Viacom Inc.	2.200%	4/1/19	12,000	12,022
	Wal-Mart Stores Inc.	2.875%	4/1/15	5,130	5,230
	Wal-Mart Stores Inc.	4.500%	7/1/15	689	718
	Wal-Mart Stores Inc.	2.250%	7/8/15	4,750	4,846
	Wal-Mart Stores Inc.	1.500%	10/25/15	14,975	15,202
	Wal-Mart Stores Inc.	0.600%	4/11/16	5,658	5,666
	Wal-Mart Stores Inc.	2.800%	4/15/16	100	104
	Wal-Mart Stores Inc.	5.800%	2/15/18	11,540	13,303
	Wal-Mart Stores Inc.	1.125%	4/11/18	4,825	4,761
	Wal-Mart Stores Inc.	1.950%	12/15/18	475	480
	Wal-Mart Stores Inc.	4.125%	2/1/19	2,040	2,253
	Walgreen Co.	1.800%	9/15/17	8,000	8,077
	Walgreen Co.	5.250%	1/15/19	3,733	4,236
	Walt Disney Co.	1.350%	8/16/16	3,825	3,877
	Walt Disney Co.	1.125%	2/15/17	12,436	12,499
	Walt Disney Co.	0.875%	5/30/17	6,050	6,025
	Walt Disney Co.	1.100%	12/1/17	7,075	7,037
	Walt Disney Co.	1.850%	5/30/19	7,450	7,409
	Western Union Co.	5.930%	10/1/16	2,150	2,361
	Western Union Co.	2.875%	12/10/17	600	622
	Western Union Co.	3.650%	8/22/18	3,450	3,613
	Wyndham Worldwide Corp.	2.950%	3/1/17	3,655	3,795
	Wyndham Worldwide Corp.	2.500%	3/1/18	225	229
	Yum! Brands Inc.	6.250%	4/15/16	150	164
	Consumer Noncyclical (3.2%)
	AbbVie Inc.	1.200%	11/6/15	25,490	25,653
	AbbVie Inc.	1.750%	11/6/17	23,325	23,423
4	Actavis Funding SCS	1.300%	6/15/17	5,850	5,830
4	Actavis Funding SCS	2.450%	6/15/19	2,800	2,809
	Actavis Inc.	1.875%	10/1/17	10,400	10,483

18

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Allergan Inc.	1.350%	3/15/18	2,975	2,872
Altria Group Inc.	4.125%	9/11/15	11,125	11,575
Altria Group Inc.	9.700%	11/10/18	6,690	8,778
AmerisourceBergen Corp.	1.150%	5/15/17	5,750	5,745
Amgen Inc.	2.300%	6/15/16	3,550	3,651
Amgen Inc.	2.500%	11/15/16	2,625	2,719
Amgen Inc.	2.125%	5/15/17	15,700	16,090
Amgen Inc.	1.250%	5/22/17	1,300	1,299
Amgen Inc.	5.850%	6/1/17	11,725	13,219
Amgen Inc.	2.200%	5/22/19	10,000	9,982
Anheuser-Busch Cos. LLC	5.500%	1/15/18	3,875	4,408
Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	4,500	4,521
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	4,150	4,122
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	18,375	18,488
Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	10,000	10,045
Anheuser-Busch InBev Worldwide Inc.	2.875%	2/15/16	15,910	16,499
Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	19,630	19,686
Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	13,575	16,777
Archer-Daniels-Midland Co.	8.375%	4/15/17	625	746
Archer-Daniels-Midland Co.	5.450%	3/15/18	3,275	3,723
AstraZeneca plc	5.900%	9/15/17	8,000	9,123
Avon Products Inc.	2.375%	3/15/16	1,475	1,498
Avon Products Inc.	5.750%	3/1/18	2,356	2,572
Avon Products Inc.	6.500%	3/1/19	150	169
Baxter International Inc.	5.900%	9/1/16	3,300	3,656
Baxter International Inc.	5.375%	6/1/18	975	1,107
Baxter International Inc.	1.850%	6/15/18	7,530	7,553
Beam Suntory Inc.	1.875%	5/15/17	875	884
Beam Suntory Inc.	1.750%	6/15/18	925	913
Becton Dickinson & Co.	1.750%	11/8/16	300	306
Becton Dickinson & Co.	5.000%	5/15/19	125	142
Biogen Idec Inc.	6.875%	3/1/18	4,950	5,809
Boston Scientific Corp.	6.250%	11/15/15	8,000	8,573
Boston Scientific Corp.	6.400%	6/15/16	6,150	6,778
Boston Scientific Corp.	5.125%	1/12/17	1,850	2,020
Boston Scientific Corp.	2.650%	10/1/18	5,000	5,115
Bottling Group LLC	5.125%	1/15/19	8,000	9,086
Bristol-Myers Squibb Co.	0.875%	8/1/17	5,750	5,699
Brown-Forman Corp.	2.500%	1/15/16	625	643
Brown-Forman Corp.	1.000%	1/15/18	2,275	2,234
Bunge Ltd. Finance Corp.	5.100%	7/15/15	1,925	2,007
Bunge Ltd. Finance Corp.	4.100%	3/15/16	1,375	1,444
Bunge Ltd. Finance Corp.	3.200%	6/15/17	3,450	3,597
Campbell Soup Co.	3.050%	7/15/17	1,000	1,051
Cardinal Health Inc.	1.700%	3/15/18	8,550	8,520
Catholic Health Initiatives Colorado GO	1.600%	11/1/17	1,450	1,435
Celgene Corp.	2.450%	10/15/15	5,600	5,726
Celgene Corp.	1.900%	8/15/17	2,150	2,178
Celgene Corp.	2.300%	8/15/18	688	699
Celgene Corp.	2.250%	5/15/19	4,250	4,266
Church & Dwight Co. Inc.	3.350%	12/15/15	1,225	1,272
Coca-Cola Co.	1.500%	11/15/15	12,125	12,310
Coca-Cola Co.	1.800%	9/1/16	2,700	2,764
Coca-Cola Co.	0.750%	11/1/16	1,000	1,000
Coca-Cola Co.	5.350%	11/15/17	15,900	18,060
Coca-Cola Co.	1.150%	4/1/18	4,000	3,964
Coca-Cola Co.	1.650%	11/1/18	4,175	4,184
Coca-Cola Enterprises Inc.	2.125%	9/15/15	6,900	7,026
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	9,000	9,105
Coca-Cola HBC Finance BV	5.500%	9/17/15	2,000	2,099
Colgate-Palmolive Co.	2.625%	5/1/17	3,085	3,226
Colgate-Palmolive Co.	0.900%	5/1/18	2,050	2,005
Colgate-Palmolive Co.	1.500%	11/1/18	1,575	1,570
Colgate-Palmolive Co.	1.750%	3/15/19	3,525	3,524

19

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
ConAgra Foods Inc.	1.300%	1/25/16	8,425	8,490
ConAgra Foods Inc.	1.900%	1/25/18	9,075	9,116
ConAgra Foods Inc.	7.000%	4/15/19	1,325	1,595
Covidien International Finance SA	2.800%	6/15/15	5,000	5,106
CR Bard Inc.	1.375%	1/15/18	3,175	3,147
Delhaize Group SA	6.500%	6/15/17	1,900	2,149
DENTSPLY International Inc.	2.750%	8/15/16	1,500	1,554
Diageo Capital plc	5.500%	9/30/16	4,450	4,907
Diageo Capital plc	1.500%	5/11/17	8,375	8,459
Diageo Capital plc	5.750%	10/23/17	3,875	4,418
Diageo Capital plc	1.125%	4/29/18	2,750	2,696
Diageo Finance BV	5.300%	10/28/15	3,075	3,269
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	4,600	4,755
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	2,962	3,480
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	550	560
Edwards Lifesciences Corp.	2.875%	10/15/18	2,925	2,986
Eli Lilly & Co.	5.200%	3/15/17	5,750	6,393
Eli Lilly & Co.	1.950%	3/15/19	750	755
Express Scripts Holding Co.	3.125%	5/15/16	2,832	2,949
Express Scripts Holding Co.	3.500%	11/15/16	12,500	13,187
Express Scripts Holding Co.	2.650%	2/15/17	20,550	21,332
Genentech Inc.	4.750%	7/15/15	6,000	6,273
General Mills Inc.	5.700%	2/15/17	300	336
General Mills Inc.	5.650%	2/15/19	8,993	10,417
Genzyme Corp.	3.625%	6/15/15	5,125	5,284
Gilead Sciences Inc.	3.050%	12/1/16	3,500	3,669
Gilead Sciences Inc.	2.050%	4/1/19	10,425	10,421
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	2,875	2,882
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	14,295	16,365
GlaxoSmithKline Capital plc	1.500%	5/8/17	23,900	24,167
Hasbro Inc.	6.300%	9/15/17	375	426
Hershey Co.	4.850%	8/15/15	150	158
Hershey Co.	5.450%	9/1/16	700	771
Hershey Co.	1.500%	11/1/16	3,225	3,289
Ingredion Inc.	3.200%	11/1/15	350	361
Johnson & Johnson	2.150%	5/15/16	1,000	1,031
Johnson & Johnson	5.550%	8/15/17	4,225	4,809
Johnson & Johnson	5.150%	7/15/18	6,600	7,534
Johnson & Johnson	1.650%	12/5/18	3,475	3,492
Kellogg Co.	4.450%	5/30/16	50	53
Kellogg Co.	1.875%	11/17/16	5,500	5,618
Kellogg Co.	1.750%	5/17/17	475	481
Kellogg Co.	3.250%	5/21/18	5,150	5,421
Kimberly-Clark Corp.	4.875%	8/15/15	175	184
Kimberly-Clark Corp.	6.125%	8/1/17	6,625	7,599
Kimberly-Clark Corp.	6.250%	7/15/18	675	796
Kimberly-Clark Corp.	7.500%	11/1/18	2,565	3,169
Kimberly-Clark Corp.	1.900%	5/22/19	4,000	3,995
Koninklijke Philips NV	5.750%	3/11/18	5,000	5,700
Kraft Foods Group Inc.	2.250%	6/5/17	10,900	11,190
Kraft Foods Group Inc.	6.125%	8/23/18	13,698	15,897
Kroger Co.	3.900%	10/1/15	7,000	7,274
Kroger Co.	2.200%	1/15/17	1,075	1,103
Kroger Co.	2.300%	1/15/19	11,500	11,620
Laboratory Corp. of America Holdings	2.200%	8/23/17	3,125	3,180
Laboratory Corp. of America Holdings	2.500%	11/1/18	1,425	1,449
Life Technologies Corp.	3.500%	1/15/16	1,725	1,792
Lorillard Tobacco Co.	3.500%	8/4/16	8,150	8,525
Lorillard Tobacco Co.	8.125%	6/23/19	2,425	3,022
Mattel Inc.	2.500%	11/1/16	1,750	1,806
Mattel Inc.	1.700%	3/15/18	1,300	1,295
Mattel Inc.	2.350%	5/6/19	1,500	1,506
McKesson Corp.	0.950%	12/4/15	1,294	1,299
McKesson Corp.	3.250%	3/1/16	13,875	14,442

20

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McKesson Corp.	1.292%	3/10/17	2,000	2,004
McKesson Corp.	2.284%	3/15/19	9,000	9,030
Medco Health Solutions Inc.	2.750%	9/15/15	2,550	2,611
Medco Health Solutions Inc.	7.125%	3/15/18	8,735	10,341
Medtronic Inc.	3.000%	3/15/15	5,300	5,400
Medtronic Inc.	2.625%	3/15/16	2,500	2,587
Medtronic Inc.	1.375%	4/1/18	4,100	4,070
Merck & Co. Inc.	2.250%	1/15/16	18,700	19,216
Merck & Co. Inc.	6.000%	9/15/17	175	201
Merck & Co. Inc.	1.100%	1/31/18	13,350	13,147
Merck & Co. Inc.	1.300%	5/18/18	600	594
Merck Sharp & Dohme Corp.	5.000%	6/30/19	5,925	6,748
Molson Coors Brewing Co.	2.000%	5/1/17	250	255
Mondelez International Inc.	4.125%	2/9/16	10,380	10,914
Mondelez International Inc.	6.500%	8/11/17	8,375	9,644
Mondelez International Inc.	6.125%	2/1/18	7,050	8,086
Mondelez International Inc.	6.125%	8/23/18	600	700
Mylan Inc.	1.800%	6/24/16	3,989	4,038
Mylan Inc.	1.350%	11/29/16	2,175	2,182
Mylan Inc.	2.600%	6/24/18	10,430	10,601
Mylan Inc.	2.550%	3/28/19	8,664	8,726
Newell Rubbermaid Inc.	2.000%	6/15/15	175	177
Newell Rubbermaid Inc.	2.050%	12/1/17	1,175	1,190
Novartis Capital Corp.	2.900%	4/24/15	13,225	13,499
Novartis Securities Investment Ltd.	5.125%	2/10/19	4,923	5,611
PepsiCo Inc.	0.750%	3/5/15	1,000	1,003
PepsiCo Inc.	0.700%	8/13/15	200	201
PepsiCo Inc.	0.700%	2/26/16	12,000	12,025
PepsiCo Inc.	2.500%	5/10/16	5,100	5,257
PepsiCo Inc.	0.950%	2/22/17	3,500	3,499
PepsiCo Inc.	5.000%	6/1/18	6,938	7,824
PepsiCo Inc.	7.900%	11/1/18	6,725	8,385
PepsiCo Inc.	2.250%	1/7/19	8,325	8,498
4 Perrigo Co. plc	1.300%	11/8/16	1,600	1,597
4 Perrigo Co. plc	2.300%	11/8/18	4,000	3,997
Pfizer Inc.	0.900%	1/15/17	10,000	10,000
Pfizer Inc.	1.100%	5/15/17	6,300	6,318
Pfizer Inc.	6.200%	3/15/19	16,248	19,295
Pfizer Inc.	2.100%	5/15/19	14,500	14,595
Philip Morris International Inc.	2.500%	5/16/16	6,300	6,524
Philip Morris International Inc.	1.625%	3/20/17	454	461
Philip Morris International Inc.	1.125%	8/21/17	11,725	11,687
Philip Morris International Inc.	5.650%	5/16/18	9,025	10,359
Philip Morris International Inc.	1.875%	1/15/19	1,925	1,921
Procter & Gamble Co.	3.150%	9/1/15	1,300	1,343
Procter & Gamble Co.	1.800%	11/15/15	10,875	11,087
Procter & Gamble Co.	4.850%	12/15/15	5,500	5,848
Procter & Gamble Co.	1.450%	8/15/16	5,450	5,541
Procter & Gamble Co.	4.700%	2/15/19	7,651	8,634
Quest Diagnostics Inc.	3.200%	4/1/16	2,100	2,181
Quest Diagnostics Inc.	2.700%	4/1/19	2,900	2,934
Reynolds American Inc.	1.050%	10/30/15	2,850	2,853
Reynolds American Inc.	6.750%	6/15/17	4,725	5,426
Reynolds American Inc.	7.750%	6/1/18	150	181
Safeway Inc.	3.400%	12/1/16	5,000	5,250
Sanofi	2.625%	3/29/16	10,550	10,928
Sanofi	1.250%	4/10/18	10,410	10,285
Stryker Corp.	3.000%	1/15/15	1,500	1,522
Stryker Corp.	2.000%	9/30/16	3,075	3,157
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	2,775	2,863
Thermo Fisher Scientific Inc.	3.200%	5/1/15	1,600	1,635
Thermo Fisher Scientific Inc.	3.200%	3/1/16	3,700	3,845
Thermo Fisher Scientific Inc.	2.250%	8/15/16	8,000	8,212
Thermo Fisher Scientific Inc.	1.300%	2/1/17	295	295

21

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Thermo Fisher Scientific Inc.	1.850%	1/15/18	4,000	4,019
Unilever Capital Corp.	0.450%	7/30/15	1,150	1,152
Unilever Capital Corp.	0.850%	8/2/17	6,875	6,823
Warner Chilcott Co. LLC / Warner Chilcott Finance LLC	7.750%	9/15/18	224	235
Whirlpool Corp.	1.350%	3/1/17	1,525	1,531
Whirlpool Corp.	2.400%	3/1/19	7,820	7,865
Wyeth LLC	5.500%	2/15/16	6,000	6,475
Wyeth LLC	5.450%	4/1/17	900	1,005
Zimmer Holdings Inc.	1.400%	11/30/14	1,075	1,079
Zoetis Inc.	1.150%	2/1/16	5,400	5,429
Zoetis Inc.	1.875%	2/1/18	3,475	3,485
Energy (1.5%)
Anadarko Petroleum Corp.	6.375%	9/15/17	16,800	19,327
Anadarko Petroleum Corp.	8.700%	3/15/19	330	425
Anadarko Petroleum Corp.	6.950%	6/15/19	825	1,010
Apache Corp.	5.625%	1/15/17	175	195
Apache Corp.	1.750%	4/15/17	7,050	7,173
Apache Corp.	6.900%	9/15/18	1,750	2,099
Baker Hughes Inc.	7.500%	11/15/18	1,075	1,323
BP Capital Markets plc	3.125%	10/1/15	15,725	16,242
BP Capital Markets plc	0.700%	11/6/15	4,175	4,186
BP Capital Markets plc	3.200%	3/11/16	11,950	12,481
BP Capital Markets plc	2.248%	11/1/16	1,000	1,031
BP Capital Markets plc	1.846%	5/5/17	6,775	6,918
BP Capital Markets plc	1.375%	11/6/17	9,150	9,163
BP Capital Markets plc	1.375%	5/10/18	8,975	8,890
BP Capital Markets plc	2.241%	9/26/18	5,025	5,109
BP Capital Markets plc	4.750%	3/10/19	5,500	6,168
BP Capital Markets plc	2.237%	5/10/19	10,725	10,803
Cameron International Corp.	1.150%	12/15/16	2,700	2,702
Cameron International Corp.	6.375%	7/15/18	4,525	5,275
Canadian Natural Resources Ltd.	6.000%	8/15/16	4,000	4,416
Canadian Natural Resources Ltd.	5.700%	5/15/17	5,275	5,921
Canadian Natural Resources Ltd.	5.900%	2/1/18	1,025	1,170
Chevron Corp.	0.889%	6/24/16	3,000	3,020
Chevron Corp.	1.104%	12/5/17	2,975	2,961
Chevron Corp.	1.718%	6/24/18	13,800	13,911
Chevron Corp.	4.950%	3/3/19	100	114
ConocoPhillips	6.650%	7/15/18	2,180	2,605
ConocoPhillips	5.750%	2/1/19	12,250	14,268
ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	2,150	2,382
ConocoPhillips Co.	1.050%	12/15/17	9,725	9,634
Devon Energy Corp.	2.400%	7/15/16	1,800	1,855
Devon Energy Corp.	1.875%	5/15/17	4,350	4,425
Devon Energy Corp.	2.250%	12/15/18	5,645	5,710
Devon Energy Corp.	6.300%	1/15/19	4,875	5,736
Encana Corp.	5.900%	12/1/17	1,275	1,454
Ensco plc	3.250%	3/15/16	15,147	15,762
EOG Resources Inc.	2.950%	6/1/15	1,725	1,765
EOG Resources Inc.	2.500%	2/1/16	1,495	1,537
EOG Resources Inc.	6.875%	10/1/18	2,850	3,427
FMC Technologies Inc.	2.000%	10/1/17	1,650	1,672
Halliburton Co.	1.000%	8/1/16	2,150	2,161
Halliburton Co.	2.000%	8/1/18	1,750	1,769
Halliburton Co.	5.900%	9/15/18	6,950	8,089
Hess Corp.	8.125%	2/15/19	3,000	3,778
Marathon Oil Corp.	0.900%	11/1/15	3,310	3,324
Marathon Oil Corp.	5.900%	3/15/18	8,700	9,955
Marathon Petroleum Corp.	3.500%	3/1/16	3,550	3,705
Murphy Oil Corp.	2.500%	12/1/17	3,800	3,890
Nabors Industries Inc.	2.350%	9/15/16	4,400	4,512
Nabors Industries Inc.	6.150%	2/15/18	5,575	6,376
Nabors Industries Inc.	9.250%	1/15/19	675	870

22

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
National Oilwell Varco Inc.	1.350%	12/1/17	3,500	3,499
Noble Holding International Ltd.	3.450%	8/1/15	5,100	5,245
Noble Holding International Ltd.	2.500%	3/15/17	1,050	1,074
Occidental Petroleum Corp.	2.500%	2/1/16	12,200	12,569
Occidental Petroleum Corp.	4.125%	6/1/16	2,800	2,985
Occidental Petroleum Corp.	1.750%	2/15/17	10,500	10,692
Occidental Petroleum Corp.	1.500%	2/15/18	1,650	1,647
Petro-Canada	6.050%	5/15/18	4,462	5,160
Petrohawk Energy Corp.	7.250%	8/15/18	1,870	1,953
Petrohawk Energy Corp.	6.250%	6/1/19	2,640	2,851
Phillips 66	2.950%	5/1/17	14,132	14,809
Pioneer Natural Resources Co.	6.650%	3/15/17	4,975	5,660
Pioneer Natural Resources Co.	6.875%	5/1/18	1,450	1,714
Pride International Inc.	8.500%	6/15/19	650	828
Shell International Finance BV	3.250%	9/22/15	3,250	3,363
Shell International Finance BV	0.625%	12/4/15	6,376	6,395
Shell International Finance BV	0.900%	11/15/16	5,500	5,522
Shell International Finance BV	5.200%	3/22/17	5,000	5,555
Shell International Finance BV	1.125%	8/21/17	7,595	7,578
Shell International Finance BV	1.900%	8/10/18	12,975	13,125
Shell International Finance BV	2.000%	11/15/18	900	912
Southwestern Energy Co.	7.500%	2/1/18	2,550	3,041
Suncor Energy Inc.	6.100%	6/1/18	14,550	16,891
Talisman Energy Inc.	5.125%	5/15/15	4,150	4,313
Talisman Energy Inc.	7.750%	6/1/19	1,825	2,262
Total Capital Canada Ltd.	1.450%	1/15/18	11,025	11,041
Total Capital International SA	0.750%	1/25/16	3,600	3,612
Total Capital International SA	1.000%	8/12/16	700	704
Total Capital International SA	1.500%	2/17/17	3,700	3,746
Total Capital International SA	1.550%	6/28/17	7,525	7,609
Total Capital International SA	2.125%	1/10/19	13,475	13,671
Total Capital International SA	2.100%	6/19/19	6,900	6,914
Total Capital SA	3.125%	10/2/15	855	883
Total Capital SA	2.300%	3/15/16	8,944	9,204
Total Capital SA	2.125%	8/10/18	4,950	5,031
Transocean Inc.	4.950%	11/15/15	5,160	5,438
Transocean Inc.	5.050%	12/15/16	5,525	6,002
Transocean Inc.	2.500%	10/15/17	6,750	6,891
Transocean Inc.	6.000%	3/15/18	15,175	17,139
Valero Energy Corp.	6.125%	6/15/17	10,028	11,421
Valero Energy Corp.	9.375%	3/15/19	2,000	2,630
Weatherford International LLC	6.350%	6/15/17	8,235	9,342
Weatherford International Ltd.	6.000%	3/15/18	1,075	1,220
Weatherford International Ltd.	9.625%	3/1/19	3,965	5,201
XTO Energy Inc.	6.250%	8/1/17	1,522	1,756
XTO Energy Inc.	5.500%	6/15/18	2,425	2,793
Other Industrial (0.0%)
URS Corp.	3.850%	4/1/17	3,500	3,650
Technology (1.5%)
Agilent Technologies Inc.	5.500%	9/14/15	3,180	3,360
Agilent Technologies Inc.	6.500%	11/1/17	4,925	5,659
Altera Corp.	1.750%	5/15/17	3,945	3,988
Altera Corp.	2.500%	11/15/18	18,550	18,844
Amphenol Corp.	2.550%	1/30/19	7,400	7,509
Analog Devices Inc.	3.000%	4/15/16	2,113	2,190
Apple Inc.	0.450%	5/3/16	8,975	8,957
Apple Inc.	1.050%	5/5/17	12,225	12,239
Apple Inc.	1.000%	5/3/18	22,325	21,855
Apple Inc.	2.100%	5/6/19	10,000	10,056
Applied Materials Inc.	2.650%	6/15/16	2,500	2,589
Arrow Electronics Inc.	3.375%	11/1/15	4,200	4,335
Autodesk Inc.	1.950%	12/15/17	1,225	1,237

23

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Avnet Inc.	6.625%	9/15/16	1,400	1,557
Baidu Inc.	2.250%	11/28/17	4,200	4,252
Baidu Inc.	3.250%	8/6/18	1,000	1,033
Baidu Inc.	2.750%	6/9/19	8,000	8,015
Broadcom Corp.	2.375%	11/1/15	1,100	1,126
Broadcom Corp.	2.700%	11/1/18	3,766	3,899
Cisco Systems Inc.	5.500%	2/22/16	21,925	23,690
Cisco Systems Inc.	1.100%	3/3/17	6,325	6,343
Cisco Systems Inc.	4.950%	2/15/19	8,542	9,653
Cisco Systems Inc.	2.125%	3/1/19	2,300	2,316
Computer Sciences Corp.	2.500%	9/15/15	1,000	1,022
Computer Sciences Corp.	6.500%	3/15/18	2,525	2,923
Corning Inc.	1.450%	11/15/17	6,350	6,304
Dun & Bradstreet Corp.	2.875%	11/15/15	875	899
Dun & Bradstreet Corp.	3.250%	12/1/17	2,100	2,171
EMC Corp.	1.875%	6/1/18	19,475	19,605
Fidelity National Information Services Inc.	1.450%	6/5/17	2,500	2,498
Fidelity National Information Services Inc.	2.000%	4/15/18	1,250	1,241
Fiserv Inc.	3.125%	6/15/16	925	961
Fiserv Inc.	6.800%	11/20/17	2,725	3,154
Google Inc.	2.125%	5/19/16	5,575	5,745
Harris Corp.	5.950%	12/1/17	1,750	1,991
Hewlett-Packard Co.	2.125%	9/13/15	7,825	7,958
Hewlett-Packard Co.	2.200%	12/1/15	50	51
Hewlett-Packard Co.	2.650%	6/1/16	9,860	10,180
Hewlett-Packard Co.	3.000%	9/15/16	7,660	7,975
Hewlett-Packard Co.	3.300%	12/9/16	2,865	3,009
Hewlett-Packard Co.	2.600%	9/15/17	6,780	7,010
Hewlett-Packard Co.	5.500%	3/1/18	1,660	1,879
Hewlett-Packard Co.	2.750%	1/14/19	19,200	19,696
Intel Corp.	1.950%	10/1/16	11,300	11,598
Intel Corp.	1.350%	12/15/17	26,130	26,130
International Business Machines Corp.	2.000%	1/5/16	4,100	4,195
International Business Machines Corp.	0.450%	5/6/16	2,050	2,047
International Business Machines Corp.	1.950%	7/22/16	14,791	15,173
International Business Machines Corp.	1.250%	2/6/17	5,465	5,508
International Business Machines Corp.	5.700%	9/14/17	14,450	16,454
International Business Machines Corp.	1.250%	2/8/18	8,400	8,380
International Business Machines Corp.	7.625%	10/15/18	6,610	8,172
International Business Machines Corp.	1.950%	2/12/19	8,300	8,352
Intuit Inc.	5.750%	3/15/17	2,000	2,234
Jabil Circuit Inc.	8.250%	3/15/18	1,350	1,610
Juniper Networks Inc.	3.100%	3/15/16	500	515
KLA-Tencor Corp.	6.900%	5/1/18	4,400	5,175
Lexmark International Inc.	6.650%	6/1/18	2,675	3,032
Maxim Integrated Products Inc.	2.500%	11/15/18	3,000	3,036
Microsoft Corp.	1.625%	9/25/15	13,050	13,257
Microsoft Corp.	2.500%	2/8/16	3,900	4,028
Microsoft Corp.	1.000%	5/1/18	150	147
Microsoft Corp.	1.625%	12/6/18	1,000	1,004
Microsoft Corp.	4.200%	6/1/19	5,675	6,296
National Semiconductor Corp.	6.600%	6/15/17	2,575	2,980
NetApp Inc.	2.000%	12/15/17	4,500	4,542
Oracle Corp.	5.250%	1/15/16	4,989	5,348
Oracle Corp.	1.200%	10/15/17	20,950	20,910
Oracle Corp.	5.750%	4/15/18	5,955	6,840
Oracle Corp.	2.375%	1/15/19	1,250	1,271
Pitney Bowes Inc.	5.750%	9/15/17	2,200	2,471
Pitney Bowes Inc.	5.600%	3/15/18	1,825	2,048
Pitney Bowes Inc.	6.250%	3/15/19	4,549	5,253
4 Seagate HDD Cayman	3.750%	11/15/18	12,475	12,756
Symantec Corp.	2.750%	9/15/15	3,375	3,451
Symantec Corp.	2.750%	6/15/17	2,200	2,273
Tech Data Corp.	3.750%	9/21/17	2,500	2,628

24

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Texas Instruments Inc.	0.450%	8/3/15	4,800	4,806
	Texas Instruments Inc.	2.375%	5/16/16	11,225	11,601
	Total System Services Inc.	2.375%	6/1/18	3,425	3,425
	Tyco Electronics Group SA	1.600%	2/3/15	2,800	2,819
	Tyco Electronics Group SA	6.550%	10/1/17	2,755	3,185
	Xerox Corp.	6.400%	3/15/16	3,000	3,277
	Xerox Corp.	2.950%	3/15/17	5,825	6,078
	Xerox Corp.	6.350%	5/15/18	1,029	1,195
	Xerox Corp.	2.750%	3/15/19	13,500	13,746
	Xilinx Inc.	2.125%	3/15/19	4,725	4,733
	Transportation (0.3%)
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	2,125	2,387
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	4,821	5,530
	Canadian National Railway Co.	5.800%	6/1/16	1,250	1,371
	Canadian National Railway Co.	1.450%	12/15/16	5,425	5,502
	Canadian National Railway Co.	5.850%	11/15/17	475	542
	Canadian Pacific Railway Co.	6.500%	5/15/18	744	871
	Canadian Pacific Railway Co.	7.250%	5/15/19	2,750	3,382
3	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	144	154
	CSX Corp.	5.600%	5/1/17	3,400	3,799
	CSX Corp.	6.250%	3/15/18	8,475	9,849
3	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	5/23/19	1,758	1,917
	FedEx Corp.	8.000%	1/15/19	865	1,080
	JB Hunt Transport Services Inc.	3.375%	9/15/15	3,100	3,193
	Norfolk Southern Corp.	5.750%	1/15/16	1,197	1,288
	Norfolk Southern Corp.	7.700%	5/15/17	5,600	6,600
	Norfolk Southern Corp.	5.900%	6/15/19	2,150	2,517
	Ryder System Inc.	3.600%	3/1/16	4,000	4,182
	Ryder System Inc.	5.850%	11/1/16	100	110
	Ryder System Inc.	2.500%	3/1/17	2,400	2,480
	Ryder System Inc.	2.500%	3/1/18	2,500	2,566
	Ryder System Inc.	2.450%	11/15/18	7,925	8,067
	Ryder System Inc.	2.350%	2/26/19	4,100	4,118
	Ryder System Inc.	2.450%	9/3/19	2,800	2,813
	Southwest Airlines Co.	5.750%	12/15/16	20	22
3	UAL 2009-1 Pass Through Trust	10.400%	5/1/18	787	891
3	UAL 2009-2A Pass Through Trust	9.750%	7/15/18	4,634	5,271
	Union Pacific Corp.	5.750%	11/15/17	1,700	1,947
	Union Pacific Corp.	5.700%	8/15/18	2,600	3,011
	Union Pacific Corp.	2.250%	2/15/19	3,200	3,255
	United Parcel Service Inc.	5.500%	1/15/18	5,975	6,815
	United Parcel Service Inc.	5.125%	4/1/19	12,686	14,528
					4,313,651
Utilities (1.8%)
	Electric (1.1%)
	Alabama Power Co.	0.550%	10/15/15	1,600	1,602
	Ameren Illinois Co.	6.125%	11/15/17	2,000	2,311
	American Electric Power Co. Inc.	1.650%	12/15/17	5,400	5,427
	Arizona Public Service Co.	4.650%	5/15/15	975	1,009
	Arizona Public Service Co.	8.750%	3/1/19	2,025	2,613
	Baltimore Gas & Electric Co.	5.900%	10/1/16	2,225	2,467
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	4,525	5,180
	CenterPoint Energy Inc.	6.500%	5/1/18	2,550	2,981
	Cleveland Electric Illuminating Co.	5.700%	4/1/17	519	567
	Cleveland Electric Illuminating Co.	8.875%	11/15/18	1,400	1,784
	CMS Energy Corp.	6.550%	7/17/17	2,500	2,874
	CMS Energy Corp.	5.050%	2/15/18	2,500	2,780
	CMS Energy Corp.	8.750%	6/15/19	925	1,193
	Commonwealth Edison Co.	5.950%	8/15/16	1,975	2,180
	Commonwealth Edison Co.	1.950%	9/1/16	2,000	2,051
	Commonwealth Edison Co.	6.150%	9/15/17	2,525	2,901
	Commonwealth Edison Co.	5.800%	3/15/18	500	574
	Commonwealth Edison Co.	2.150%	1/15/19	4,375	4,405

25

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Connecticut Light & Power Co.	5.650%	5/1/18	775	878
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	3,400	3,736
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	5,320	6,120
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,675	2,033
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	4,550	5,471
Constellation Energy Group Inc.	4.550%	6/15/15	355	368
Consumers Energy Co.	5.500%	8/15/16	2,550	2,796
Consumers Energy Co.	5.650%	9/15/18	2,625	3,026
Consumers Energy Co.	6.125%	3/15/19	5,600	6,612
4 Dayton Power & Light Co.	1.875%	9/15/16	1,550	1,576
Dominion Resources Inc.	5.150%	7/15/15	2,895	3,029
Dominion Resources Inc.	2.250%	9/1/15	200	204
Dominion Resources Inc.	1.950%	8/15/16	6,050	6,179
Dominion Resources Inc.	1.400%	9/15/17	200	200
Dominion Resources Inc.	6.000%	11/30/17	6,620	7,580
Dominion Resources Inc.	6.400%	6/15/18	750	879
Dominion Resources Inc.	8.875%	1/15/19	4,200	5,391
Duke Energy Carolinas LLC	5.300%	10/1/15	793	841
Duke Energy Carolinas LLC	1.750%	12/15/16	5,000	5,114
Duke Energy Carolinas LLC	5.100%	4/15/18	5,525	6,222
Duke Energy Carolinas LLC	7.000%	11/15/18	50	61
Duke Energy Corp.	1.625%	8/15/17	9,040	9,124
Duke Energy Corp.	2.100%	6/15/18	3,950	3,994
Duke Energy Corp.	6.250%	6/15/18	695	809
Duke Energy Florida Inc.	5.100%	12/1/15	1,175	1,250
Duke Energy Florida Inc.	5.650%	6/15/18	4,575	5,244
Duke Energy Progress Inc.	5.150%	4/1/15	2,000	2,071
Duke Energy Progress Inc.	5.250%	12/15/15	3,000	3,203
Duke Energy Progress Inc.	5.300%	1/15/19	3,500	4,003
Edison International	3.750%	9/15/17	300	321
Entergy Gulf States Louisiana LLC	6.000%	5/1/18	7,000	7,919
Entergy Texas Inc.	7.125%	2/1/19	2,935	3,549
Exelon Corp.	4.900%	6/15/15	5,475	5,689
Exelon Generation Co. LLC	6.200%	10/1/17	5,025	5,736
Florida Power & Light Co.	5.550%	11/1/17	50	57
Georgia Power Co.	0.625%	11/15/15	4,730	4,732
Georgia Power Co.	3.000%	4/15/16	2,400	2,499
Georgia Power Co.	5.700%	6/1/17	3,200	3,605
Georgia Power Co.	5.400%	6/1/18	3,500	3,970
Indiana Michigan Power Co.	7.000%	3/15/19	772	938
3 Integrys Energy Group Inc.	6.110%	12/1/66	1,000	1,026
Jersey Central Power & Light Co.	5.650%	6/1/17	1,125	1,250
Kentucky Utilities Co.	1.625%	11/1/15	2,550	2,586
LG&E & KU Energy LLC	2.125%	11/15/15	2,764	2,803
Louisville Gas & Electric Co.	1.625%	11/15/15	5,500	5,583
Metropolitan Edison Co.	7.700%	1/15/19	1,575	1,923
MidAmerican Energy Co.	5.950%	7/15/17	925	1,052
MidAmerican Energy Co.	5.300%	3/15/18	900	1,019
Berkshire Hathaway Energy Co.	1.100%	5/15/17	5,425	5,402
Berkshire Hathaway Energy Co.	2.000%	11/15/18	1,825	1,828
Mississippi Power Co.	2.350%	10/15/16	3,075	3,169
National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	3,250	3,381
National Rural Utilities Cooperative Finance Corp.	1.900%	11/1/15	150	153
National Rural Utilities Cooperative Finance Corp.	3.050%	3/1/16	1,200	1,250
National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	6,045	6,734
National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	8,975	10,169
National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	125	168
National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	8,975	9,050
Nevada Power Co.	6.500%	5/15/18	4,725	5,536
Nevada Power Co.	6.500%	8/1/18	6,750	7,995
Nevada Power Co.	7.125%	3/15/19	300	367
NextEra Energy Capital Holdings Inc.	1.200%	6/1/15	750	754
NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	1,900	1,944
NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	4,800	5,274

26

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	1,150	1,337
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,225	2,236
3	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	5,050	5,258
	Northeast Utilities	1.450%	5/1/18	3,700	3,642
	Northern States Power Co.	1.950%	8/15/15	1,749	1,779
	Northern States Power Co.	5.250%	3/1/18	2,325	2,620
	NSTAR Electric Co.	5.625%	11/15/17	1,525	1,728
	Ohio Power Co.	6.000%	6/1/16	425	466
	Ohio Power Co.	6.050%	5/1/18	1,000	1,151
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	1,615	1,926
4	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	4,400	4,413
	Pacific Gas & Electric Co.	5.625%	11/30/17	11,500	13,001
	Pacific Gas & Electric Co.	8.250%	10/15/18	2,625	3,285
	PacifiCorp	5.650%	7/15/18	4,150	4,767
	PacifiCorp	5.500%	1/15/19	740	852
	Peco Energy Co.	1.200%	10/15/16	4,750	4,782
	Peco Energy Co.	5.350%	3/1/18	3,782	4,273
	Pennsylvania Electric Co.	6.050%	9/1/17	2,550	2,891
	Pepco Holdings Inc.	2.700%	10/1/15	2,200	2,245
	PG&E Corp.	2.400%	3/1/19	1,950	1,967
	Portland General Electric Co.	6.100%	4/15/19	2,850	3,379
	PPL Capital Funding Inc.	1.900%	6/1/18	2,625	2,623
	Progress Energy Inc.	5.625%	1/15/16	2,500	2,687
	Progress Energy Inc.	7.050%	3/15/19	1,550	1,887
	PSEG Power LLC	5.500%	12/1/15	3,888	4,145
	PSEG Power LLC	2.750%	9/15/16	300	311
	PSEG Power LLC	5.320%	9/15/16	1,300	1,421
	Public Service Co. of Colorado	5.125%	6/1/19	425	486
	Public Service Co. of New Mexico	7.950%	5/15/18	3,531	4,239
	Public Service Electric & Gas Co.	2.300%	9/15/18	11,725	12,010
	Sierra Pacific Power Co.	6.000%	5/15/16	1,200	1,316
	South Carolina Electric & Gas Co.	5.250%	11/1/18	4,583	5,233
	South Carolina Electric & Gas Co.	6.500%	11/1/18	663	790
	Southern California Edison Co.	1.125%	5/1/17	3,000	3,004
	Southern California Edison Co.	5.500%	8/15/18	5,555	6,367
	Southern Co.	2.375%	9/15/15	2,010	2,054
	Southern Power Co.	4.875%	7/15/15	2,125	2,221
	Southwestern Electric Power Co.	5.550%	1/15/17	2,825	3,123
	Southwestern Electric Power Co.	6.450%	1/15/19	3,072	3,628
	Tampa Electric Co.	6.100%	5/15/18	2,845	3,293
	TECO Finance Inc.	4.000%	3/15/16	375	395
	TransAlta Corp.	6.650%	5/15/18	1,725	1,956
	Union Electric Co.	5.400%	2/1/16	5,000	5,346
	Union Electric Co.	6.700%	2/1/19	1,325	1,588
	Virginia Electric & Power Co.	5.400%	1/15/16	100	107
	Virginia Electric & Power Co.	5.950%	9/15/17	2,425	2,783
	Virginia Electric & Power Co.	1.200%	1/15/18	6,005	5,931
	Virginia Electric & Power Co.	5.400%	4/30/18	75	85
	Wisconsin Electric Power Co.	1.700%	6/15/18	500	501
3	Wisconsin Energy Corp.	6.250%	5/15/67	2,400	2,493
	Xcel Energy Inc.	0.750%	5/9/16	1,050	1,051
	Natural Gas (0.7%)
	Boardwalk Pipelines LP	5.500%	2/1/17	2,025	2,205
	British Transco Finance Inc.	6.625%	6/1/18	150	176
	Buckeye Partners LP	6.050%	1/15/18	400	452
	Buckeye Partners LP	2.650%	11/15/18	1,000	1,017
	CenterPoint Energy Resources Corp.	6.125%	11/1/17	3,212	3,673
	CenterPoint Energy Resources Corp.	6.000%	5/15/18	1,800	2,073
	Colorado Interstate Gas Co. LLC	6.800%	11/15/15	8,800	9,508
	DCP Midstream Operating LP	2.500%	12/1/17	11,145	11,451
	DCP Midstream Operating LP	2.700%	4/1/19	3,125	3,167
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	3,025	3,406
4	Enable Midstream Partners LP	2.400%	5/15/19	3,925	3,929

27

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Enbridge Energy Partners LP	6.500%	4/15/18	4,575	5,329
Enbridge Energy Partners LP	9.875%	3/1/19	2,100	2,770
Energy Transfer Partners LP	6.125%	2/15/17	12,200	13,606
Energy Transfer Partners LP	6.700%	7/1/18	14,000	16,398
EnLink Midstream Partners LP	2.700%	4/1/19	2,250	2,283
5 Enron Corp.	9.125%	4/1/03	2,000	—
5 Enron Corp.	7.625%	9/10/04	1,000	—
Enterprise Products Operating LLC	5.600%	10/15/14	100	101
Enterprise Products Operating LLC	3.700%	6/1/15	1,000	1,029
Enterprise Products Operating LLC	1.250%	8/13/15	2,300	2,316
Enterprise Products Operating LLC	3.200%	2/1/16	2,025	2,104
Enterprise Products Operating LLC	6.300%	9/15/17	6,850	7,906
Enterprise Products Operating LLC	6.650%	4/15/18	4,085	4,816
Enterprise Products Operating LLC	6.500%	1/31/19	2,675	3,174
3 Enterprise Products Operating LLC	8.375%	8/1/66	2,300	2,588
3 Enterprise Products Operating LLC	7.034%	1/15/68	2,822	3,217
5 Internorth Inc.	9.625%	3/15/06	1,500	—
Kinder Morgan Energy Partners LP	3.500%	3/1/16	2,660	2,773
Kinder Morgan Energy Partners LP	6.000%	2/1/17	8,000	8,926
Kinder Morgan Energy Partners LP	5.950%	2/15/18	10,750	12,269
National Grid plc	6.300%	8/1/16	3,450	3,820
Nisource Finance Corp.	5.250%	9/15/17	3,800	4,235
Nisource Finance Corp.	6.400%	3/15/18	7,525	8,715
Nisource Finance Corp.	6.800%	1/15/19	1,688	2,014
4 ONE Gas Inc.	2.070%	2/1/19	5,675	5,680
ONEOK Partners LP	3.250%	2/1/16	3,500	3,636
ONEOK Partners LP	2.000%	10/1/17	5,900	5,982
ONEOK Partners LP	8.625%	3/1/19	2,400	3,031
Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	3,000	3,411
Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	800	929
Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	2,500	2,800
Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,450	1,700
Sempra Energy	6.500%	6/1/16	4,700	5,198
Sempra Energy	2.300%	4/1/17	7,400	7,607
Sempra Energy	6.150%	6/15/18	11,000	12,767
Sempra Energy	9.800%	2/15/19	3,445	4,578
4 Southern Natural Gas Co. LLC	5.900%	4/1/17	1,325	1,488
Spectra Energy Capital LLC	6.200%	4/15/18	3,300	3,795
Spectra Energy Partners LP	2.950%	6/15/16	2,000	2,074
Spectra Energy Partners LP	2.950%	9/25/18	1,725	1,789
Texas Gas Transmission LLC	4.600%	6/1/15	325	337
TransCanada PipeLines Ltd.	0.750%	1/15/16	3,566	3,575
TransCanada PipeLines Ltd.	6.500%	8/15/18	3,200	3,807
TransCanada PipeLines Ltd.	7.125%	1/15/19	2,575	3,137
3 TransCanada PipeLines Ltd.	6.350%	5/15/67	4,475	4,654
Western Gas Partners LP	2.600%	8/15/18	4,500	4,621
Williams Partners LP	7.250%	2/1/17	6,250	7,152
Other Utility (0.0%)
American Water Capital Corp.	6.085%	10/15/17	175	199
Veolia Environnement SA	6.000%	6/1/18	3,550	4,030
				662,839

Total Corporate Bonds (Cost $8,742,096)				8,869,440

Sovereign Bonds (U.S. Dollar-Denominated) (7.8%)
African Development Bank	6.875%	10/15/15	105	112
African Development Bank	2.500%	3/15/16	250	259
African Development Bank	1.250%	9/2/16	50	51
African Development Bank	1.125%	3/15/17	8,000	8,065
African Development Bank	0.875%	5/15/17	7,000	6,981
African Development Bank	0.875%	3/15/18	30,500	30,100
Asian Development Bank	0.500%	8/17/15	1,000	1,002
Asian Development Bank	2.500%	3/15/16	26,850	27,800
Asian Development Bank	0.500%	6/20/16	18,200	18,200

28

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Asian Development Bank	1.125%	3/15/17	10,350	10,434
Asian Development Bank	5.250%	6/12/17	2,300	2,588
Asian Development Bank	5.593%	7/16/18	6,380	7,329
Asian Development Bank	1.750%	9/11/18	7,550	7,655
Asian Development Bank	1.875%	10/23/18	4,260	4,337
Asian Development Bank	1.750%	3/21/19	13,200	13,291
Asian Development Bank	1.875%	4/12/19	3,900	3,933
Banco do Brasil SA	3.875%	1/23/17	2,275	2,363
Canada	0.875%	2/14/17	24,100	24,153
Canada	1.625%	2/27/19	6,350	6,357
China Development Bank Corp.	4.750%	10/8/14	1,375	1,389
China Development Bank Corp.	5.000%	10/15/15	3,450	3,620
CNOOC Finance 2013 Ltd.	1.750%	5/9/18	9,475	9,411
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	7,300	7,325
Corp. Andina de Fomento	5.125%	5/5/15	2,925	3,030
Corp. Andina de Fomento	3.750%	1/15/16	5,883	6,148
Corp. Andina de Fomento	5.750%	1/12/17	1,400	1,550
Corp. Andina de Fomento	8.125%	6/4/19	3,600	4,534
Council Of Europe Development Bank	2.625%	2/16/16	4,600	4,764
Council Of Europe Development Bank	1.250%	9/22/16	6,000	6,082
Council Of Europe Development Bank	1.500%	2/22/17	1,750	1,781
Council Of Europe Development Bank	1.500%	6/19/17	14,175	14,398
Council Of Europe Development Bank	1.000%	3/7/18	6,075	6,019
Council Of Europe Development Bank	1.125%	5/31/18	6,250	6,197
6 Development Bank of Japan Inc.	4.250%	6/9/15	5,000	5,184
6 Development Bank of Japan Inc.	5.125%	2/1/17	3,650	4,042
Ecopetrol SA	4.250%	9/18/18	5,000	5,373
European Bank for Reconstruction & Development	2.750%	4/20/15	6,250	6,378
European Bank for Reconstruction & Development	1.625%	9/3/15	1,750	1,778
European Bank for Reconstruction & Development	2.500%	3/15/16	11,950	12,371
European Bank for Reconstruction & Development	1.375%	10/20/16	7,600	7,729
European Bank for Reconstruction & Development	1.000%	2/16/17	10,300	10,353
European Bank for Reconstruction & Development	0.750%	9/1/17	8,625	8,553
European Bank for Reconstruction & Development	1.000%	6/15/18	5,000	4,935
European Bank for Reconstruction & Development	1.000%	9/17/18	17,850	17,503
European Bank for Reconstruction & Development	1.625%	11/15/18	5,475	5,507
European Bank for Reconstruction & Development	1.750%	6/14/19	5,600	5,585
European Investment Bank	1.625%	9/1/15	23,550	23,927
European Investment Bank	1.375%	10/20/15	13,500	13,681
European Investment Bank	4.625%	10/20/15	1,095	1,155
European Investment Bank	2.250%	3/15/16	9,350	9,641
European Investment Bank	0.625%	4/15/16	17,250	17,304
European Investment Bank	2.500%	5/16/16	13,325	13,828
European Investment Bank	2.125%	7/15/16	20,025	20,674
European Investment Bank	0.500%	8/15/16	20,500	20,448
European Investment Bank	5.125%	9/13/16	4,000	4,394
European Investment Bank	1.250%	10/14/16	22,000	22,308
European Investment Bank	1.125%	12/15/16	47,150	47,543
European Investment Bank	4.875%	1/17/17	17,100	18,853
European Investment Bank	1.750%	3/15/17	25,000	25,613
European Investment Bank	0.875%	4/18/17	22,800	22,772
European Investment Bank	5.125%	5/30/17	25,000	28,010
European Investment Bank	1.625%	6/15/17	19,000	19,395
European Investment Bank	1.000%	8/17/17	33,050	33,050
European Investment Bank	1.125%	9/15/17	30,350	30,431
European Investment Bank	1.000%	12/15/17	15,000	14,924
European Investment Bank	1.000%	3/15/18	15,000	14,844
European Investment Bank	1.000%	6/15/18	17,000	16,720
European Investment Bank	1.625%	12/18/18	13,500	13,556
European Investment Bank	1.875%	3/15/19	40,000	40,336
European Investment Bank	1.750%	6/17/19	45,100	45,018
Export Development Canada	0.500%	9/15/15	10,000	10,032
Export Development Canada	1.250%	10/27/15	3,000	3,038
Export Development Canada	1.250%	10/26/16	8,000	8,093

29

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Export Development Canada	0.625%	12/15/16	3,325	3,319
7	Export Development Canada	1.000%	5/15/17	9,575	9,594
	Export Development Canada	0.750%	12/15/17	1,850	1,825
	Export Development Canada	1.500%	10/3/18	3,775	3,760
	Export-Import Bank of Korea	4.125%	9/9/15	7,125	7,404
	Export-Import Bank of Korea	3.750%	10/20/16	2,400	2,541
	Export-Import Bank of Korea	4.000%	1/11/17	18,000	19,211
	Export-Import Bank of Korea	1.750%	2/27/18	3,250	3,231
	Export-Import Bank of Korea	2.875%	9/17/18	7,500	7,725
	Federative Republic of Brazil	6.000%	1/17/17	16,200	18,014
	Federative Republic of Brazil	5.875%	1/15/19	12,125	13,859
	FMS Wertmanagement AoeR	0.625%	4/18/16	10,550	10,579
	FMS Wertmanagement AoeR	1.125%	10/14/16	5,000	5,051
	FMS Wertmanagement AoeR	1.000%	11/21/17	9,725	9,674
	FMS Wertmanagement AoeR	1.625%	11/20/18	13,250	13,292
	Hydro-Quebec	2.000%	6/30/16	9,855	10,118
	Hydro-Quebec	1.375%	6/19/17	5,300	5,333
	Inter-American Development Bank	4.500%	9/15/14	3,000	3,025
	Inter-American Development Bank	2.250%	7/15/15	8,225	8,400
	Inter-American Development Bank	0.500%	8/17/15	5,950	5,963
	Inter-American Development Bank	4.250%	9/14/15	5,550	5,812
	Inter-American Development Bank	5.125%	9/13/16	300	330
	Inter-American Development Bank	1.375%	10/18/16	16,750	17,041
	Inter-American Development Bank	0.875%	11/15/16	13,550	13,586
	Inter-American Development Bank	1.125%	3/15/17	26,785	26,996
	Inter-American Development Bank	1.000%	7/14/17	11,400	11,383
	Inter-American Development Bank	2.375%	8/15/17	7,800	8,131
	Inter-American Development Bank	0.875%	3/15/18	13,725	13,545
	Inter-American Development Bank	1.750%	8/24/18	14,625	14,825
	International Bank for Reconstruction & Development	2.375%	5/26/15	4,000	4,076
	International Bank for Reconstruction & Development	0.375%	11/16/15	11,500	11,494
	International Bank for Reconstruction & Development	2.125%	3/15/16	36,825	37,894
	International Bank for Reconstruction & Development	5.000%	4/1/16	4,600	4,966
	International Bank for Reconstruction & Development	0.500%	4/15/16	12,000	12,013
	International Bank for Reconstruction & Development	0.500%	5/16/16	18,600	18,558
	International Bank for Reconstruction & Development	1.000%	9/15/16	23,400	23,610
	International Bank for Reconstruction & Development	0.625%	10/14/16	15,250	15,234
	International Bank for Reconstruction & Development	0.875%	4/17/17	26,500	26,519
	International Bank for Reconstruction & Development	1.125%	7/18/17	11,700	11,750
	International Bank for Reconstruction & Development	1.375%	4/10/18	22,500	22,580
	International Bank for Reconstruction & Development	1.875%	3/15/19	27,100	27,409
	International Finance Corp.	2.750%	4/20/15	13,550	13,831
	International Finance Corp.	2.250%	4/11/16	3,500	3,612
	International Finance Corp.	0.500%	5/16/16	1,850	1,851
	International Finance Corp.	0.625%	11/15/16	1,500	1,498
	International Finance Corp.	1.125%	11/23/16	31,675	31,970
	International Finance Corp.	1.000%	4/24/17	4,800	4,801
	International Finance Corp.	2.125%	11/17/17	50	52
	International Finance Corp.	0.875%	6/15/18	19,000	18,598
	International Finance Corp.	1.250%	7/16/18	3,300	3,280
	International Finance Corp.	1.750%	9/4/18	22,400	22,681
6	Japan Bank for International Cooperation	1.875%	9/24/15	4,200	4,280
6	Japan Bank for International Cooperation	2.500%	1/21/16	6,200	6,401
6	Japan Bank for International Cooperation	2.500%	5/18/16	6,800	7,040
6	Japan Bank for International Cooperation	2.250%	7/13/16	12,480	12,899
6	Japan Bank for International Cooperation	1.125%	7/19/17	12,325	12,364
6	Japan Bank for International Cooperation	1.750%	7/31/18	14,500	14,632
6	Japan Bank for International Cooperation	1.750%	11/13/18	12,200	12,247
6	Japan Bank for International Cooperation	2.125%	2/7/19	6,300	6,416
6	Japan Bank for International Cooperation	1.750%	5/29/19	11,950	11,934
6	Japan Finance Organization for Municipalities	5.000%	5/16/17	3,800	4,221
8	KFW	2.625%	3/3/15	10,650	10,823
8	KFW	0.500%	9/30/15	24,500	24,579
8	KFW	1.250%	10/26/15	26,725	27,061

30

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
8	KFW	2.625%	2/16/16	18,050	18,698
8	KFW	5.125%	3/14/16	11,875	12,821
8	KFW	0.500%	4/19/16	29,750	29,776
8	KFW	2.000%	6/1/16	18,975	19,519
8	KFW	0.500%	7/15/16	26,400	26,341
8	KFW	1.250%	10/5/16	18,700	18,963
8	KFW	0.625%	12/15/16	21,300	21,271
8	KFW	1.250%	2/15/17	23,650	23,925
8	KFW	0.750%	3/17/17	27,500	27,295
8	KFW	0.875%	9/5/17	27,400	27,268
8	KFW	4.375%	3/15/18	18,750	20,827
8	KFW	1.000%	6/11/18	34,400	33,929
8	KFW	4.500%	7/16/18	12,875	14,421
8	KFW	1.875%	4/1/19	8,800	8,891
8	KFW	4.875%	6/17/19	15,120	17,370
	Korea Development Bank	4.375%	8/10/15	14,475	15,028
	Korea Development Bank	3.250%	3/9/16	1,875	1,945
	Korea Development Bank	3.875%	5/4/17	9,175	9,744
	Korea Development Bank	3.500%	8/22/17	6,500	6,854
	Korea Development Bank	1.500%	1/22/18	1,000	987
	Korea Development Bank	3.000%	3/17/19	5,000	5,150
	Korea Finance Corp.	3.250%	9/20/16	12,075	12,603
	Korea Finance Corp.	2.250%	8/7/17	2,650	2,692
8	Landwirtschaftliche Rentenbank	3.125%	7/15/15	10,000	10,299
8	Landwirtschaftliche Rentenbank	2.500%	2/15/16	10,150	10,483
8	Landwirtschaftliche Rentenbank	2.125%	7/15/16	11,400	11,762
8	Landwirtschaftliche Rentenbank	5.000%	11/8/16	800	880
8	Landwirtschaftliche Rentenbank	5.125%	2/1/17	6,690	7,425
8	Landwirtschaftliche Rentenbank	0.875%	9/12/17	6,125	6,092
8	Landwirtschaftliche Rentenbank	1.000%	4/4/18	13,800	13,681
8	Landwirtschaftliche Rentenbank	1.875%	9/17/18	10,800	10,983
8	Landwirtschaftliche Rentenbank	1.750%	4/15/19	5,925	5,936
	Nordic Investment Bank	2.500%	7/15/15	2,625	2,686
	Nordic Investment Bank	2.250%	3/15/16	7,275	7,504
	Nordic Investment Bank	0.500%	4/14/16	13,125	13,144
	Nordic Investment Bank	5.000%	2/1/17	7,650	8,472
	Nordic Investment Bank	1.000%	3/7/17	4,850	4,877
	Nordic Investment Bank	1.875%	6/14/19	7,550	7,602
	North American Development Bank	2.300%	10/10/18	2,700	2,732
9	Oesterreichische Kontrollbank AG	1.125%	7/6/15	5,300	5,346
9	Oesterreichische Kontrollbank AG	1.750%	10/5/15	12,075	12,293
9	Oesterreichische Kontrollbank AG	4.875%	2/16/16	5,329	5,710
9	Oesterreichische Kontrollbank AG	2.000%	6/3/16	7,850	8,068
9	Oesterreichische Kontrollbank AG	0.750%	12/15/16	6,100	6,097
9	Oesterreichische Kontrollbank AG	1.125%	5/29/18	12,050	11,943
9	Oesterreichische Kontrollbank AG	1.625%	3/12/19	6,500	6,461
	Pemex Project Funding Master Trust	5.750%	3/1/18	16,575	18,657
	Petrobras Global Finance BV	2.000%	5/20/16	6,000	6,024
	Petrobras Global Finance BV	3.000%	1/15/19	11,500	11,276
	Petrobras International Finance Co.	3.875%	1/27/16	24,625	25,376
	Petrobras International Finance Co.	6.125%	10/6/16	100	109
	Petrobras International Finance Co.	3.500%	2/6/17	13,750	14,130
	Petrobras International Finance Co.	5.875%	3/1/18	9,000	9,847
	Petrobras International Finance Co.	8.375%	12/10/18	2,115	2,521
	Petrobras International Finance Co.	7.875%	3/15/19	16,200	18,915
	Petroleos Mexicanos	3.500%	7/18/18	17,000	17,855
4	Petroleos Mexicanos	3.125%	1/23/19	400	414
	Petroleos Mexicanos	8.000%	5/3/19	1,025	1,271
	Province of British Columbia	2.850%	6/15/15	3,000	3,074
	Province of British Columbia	2.100%	5/18/16	8,600	8,837
	Province of British Columbia	1.200%	4/25/17	4,000	4,019
	Province of Manitoba	2.625%	7/15/15	4,525	4,628
	Province of Manitoba	4.900%	12/6/16	4,000	4,399
	Province of Manitoba	1.125%	6/1/18	1,625	1,608

31

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Manitoba	1.750%	5/30/19	5,525	5,489
Province of New Brunswick	5.200%	2/21/17	200	222
Province of New Brunswick	2.750%	6/15/18	6,425	6,712
Province of Nova Scotia	2.375%	7/21/15	4,250	4,336
Province of Nova Scotia	5.125%	1/26/17	245	271
Province of Ontario	4.500%	2/3/15	1,310	1,342
Province of Ontario	2.700%	6/16/15	5,750	5,876
Province of Ontario	1.875%	9/15/15	900	916
Province of Ontario	2.300%	5/10/16	15,800	16,261
Province of Ontario	1.000%	7/22/16	21,800	21,958
Province of Ontario	1.600%	9/21/16	24,600	24,993
Province of Ontario	1.100%	10/25/17	14,800	14,733
Province of Ontario	3.150%	12/15/17	1,150	1,218
Province of Ontario	1.200%	2/14/18	17,000	16,870
Province of Ontario	2.000%	9/27/18	5,950	6,026
Province of Ontario	2.000%	1/30/19	15,000	15,137
Quebec	5.125%	11/14/16	22,225	24,410
Republic of Colombia	7.375%	1/27/17	9,100	10,420
Republic of Colombia	7.375%	3/18/19	11,125	13,522
Republic of Italy	4.750%	1/25/16	13,000	13,787
Republic of Italy	5.250%	9/20/16	19,700	21,465
Republic of Italy	5.375%	6/12/17	500	553
Republic of Korea	5.125%	12/7/16	2,800	3,091
Republic of Korea	7.125%	4/16/19	10,650	13,124
Republic of Panama	7.250%	3/15/15	915	954
Republic of Peru	8.375%	5/3/16	3,400	3,825
Republic of Peru	7.125%	3/30/19	6,900	8,384
Republic of Philippines	9.875%	1/15/19	5,000	6,619
Republic of Philippines	8.375%	6/17/19	3,650	4,649
Republic of Poland	3.875%	7/16/15	15,045	15,571
Republic of South Africa	6.875%	5/27/19	9,150	10,576
Republic of Turkey	7.000%	9/26/16	16,400	18,108
Republic of Turkey	7.500%	7/14/17	6,800	7,734
Republic of Turkey	6.750%	4/3/18	12,075	13,625
Republic of Turkey	7.000%	3/11/19	14,075	16,195
State of Israel	5.500%	11/9/16	4,025	4,457
State of Israel	5.125%	3/26/19	12,630	14,354
Statoil ASA	1.800%	11/23/16	5,475	5,595
Statoil ASA	3.125%	8/17/17	5,675	6,005
Statoil ASA	6.700%	1/15/18	2,720	3,190
Statoil ASA	1.200%	1/17/18	1,475	1,464
Statoil ASA	1.150%	5/15/18	5,000	4,922
Statoil ASA	1.950%	11/8/18	700	705
Statoil ASA	5.250%	4/15/19	7,500	8,607
Svensk Exportkredit AB	0.625%	9/4/15	6,800	6,826
Svensk Exportkredit AB	1.750%	10/20/15	4,400	4,481
Svensk Exportkredit AB	0.625%	5/31/16	10,800	10,817
Svensk Exportkredit AB	2.125%	7/13/16	5,900	6,080
Svensk Exportkredit AB	5.125%	3/1/17	6,250	6,952
Svensk Exportkredit AB	1.750%	5/30/17	1,975	2,017
Svensk Exportkredit AB	1.125%	4/5/18	6,000	5,941
Svensk Exportkredit AB	1.875%	6/17/19	6,700	6,708
United Mexican States	11.375%	9/15/16	11,725	14,387
United Mexican States	5.625%	1/15/17	23,975	26,632
United Mexican States	5.950%	3/19/19	7,000	8,155

Total Sovereign Bonds (Cost $2,811,039)				2,839,899

Taxable Municipal Bonds (0.1%)
California GO	5.450%	4/1/15	460	477
California GO	3.950%	11/1/15	6,405	6,704
California GO	1.050%	2/1/16	145	146
California GO	5.950%	4/1/16	2,890	3,157
California GO	6.200%	3/1/19	500	594

32

Vanguard® Short-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dartmouth College New Hampshire GO	4.750%	6/1/19	910	1,027
Illinois GO	4.511%	3/1/15	550	565
Illinois GO	5.365%	3/1/17	5,000	5,463
Illinois GO	5.665%	3/1/18	8,500	9,444
Illinois GO	5.877%	3/1/19	3,980	4,452
Stanford University California GO	4.750%	5/1/19	1,150	1,298
Yale University Connecticut GO	2.086%	4/15/19	3,550	3,600
Total Taxable Municipal Bonds (Cost $36,282)				36,927

				Market
				Value
	Coupon		Shares	($000)

Temporary Cash Investment (0.5%)
Money Market Fund (0.5%)
10 Vanguard Market Liquidity Fund (Cost
$176,598)	0.111%		176,598,086	176,598
Total Investments (100.1%) (Cost $36,081,500)				36,293,027

Other Assets and Liabilities—Net (-0.1%)				(29,392)

Net Assets (100%)				36,263,635

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $98,535,000, representing
0.3% of net assets.
5 Non-income-producing security--security in default.
6 Guaranteed by the Government of Japan.
7 Guaranteed by the Government of Canada.
8 Guaranteed by the Federal Republic of Germany.
9 Guaranteed by the Republic of Austria.
10 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

33

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (51.1%)
U.S. Government Securities (48.5%)
	United States Treasury Note/Bond	1.000%	6/30/19	38,470	37,280
	United States Treasury Note/Bond	1.625%	6/30/19	21,575	21,572
	United States Treasury Note/Bond	0.875%	7/31/19	100,000	96,141
	United States Treasury Note/Bond	3.625%	8/15/19	235,375	258,362
	United States Treasury Note/Bond	8.125%	8/15/19	23,500	31,020
	United States Treasury Note/Bond	1.000%	8/31/19	18,550	17,915
	United States Treasury Note/Bond	1.000%	9/30/19	23,250	22,425
	United States Treasury Note/Bond	3.375%	11/15/19	190,024	206,444
	United States Treasury Note/Bond	1.125%	12/31/19	35,116	33,920
	United States Treasury Note/Bond	1.375%	1/31/20	31,945	31,226
	United States Treasury Note/Bond	3.625%	2/15/20	348,617	383,371
	United States Treasury Note/Bond	8.500%	2/15/20	18,230	24,830
	United States Treasury Note/Bond	1.250%	2/29/20	109,036	105,697
	United States Treasury Note/Bond	1.125%	4/30/20	192,030	184,230
	United States Treasury Note/Bond	3.500%	5/15/20	387,455	423,477
	United States Treasury Note/Bond	8.750%	5/15/20	15,000	20,817
	United States Treasury Note/Bond	1.375%	5/31/20	130,785	127,107
	United States Treasury Note/Bond	1.875%	6/30/20	131,550	131,386
	United States Treasury Note/Bond	2.000%	7/31/20	78,025	78,439
	United States Treasury Note/Bond	2.625%	8/15/20	183,585	190,985
	United States Treasury Note/Bond	8.750%	8/15/20	36,970	51,683
	United States Treasury Note/Bond	2.125%	8/31/20	47,000	47,470
	United States Treasury Note/Bond	2.000%	9/30/20	440,300	440,987
	United States Treasury Note/Bond	1.750%	10/31/20	97,100	95,689
	United States Treasury Note/Bond	2.625%	11/15/20	111,542	115,830
	United States Treasury Note/Bond	2.000%	11/30/20	137,325	137,218
	United States Treasury Note/Bond	2.375%	12/31/20	177,225	181,019
	United States Treasury Note/Bond	2.125%	1/31/21	91,975	92,392
	United States Treasury Note/Bond	3.625%	2/15/21	234,780	258,331
	United States Treasury Note/Bond	2.000%	2/28/21	175,300	174,532
	United States Treasury Note/Bond	2.250%	3/31/21	138,925	140,380
	United States Treasury Note/Bond	2.250%	4/30/21	78,500	79,248
	United States Treasury Note/Bond	3.125%	5/15/21	242,013	258,274
	United States Treasury Note/Bond	2.000%	5/31/21	139,100	138,014
	United States Treasury Note/Bond	2.125%	6/30/21	80,875	80,837
	United States Treasury Note/Bond	2.125%	8/15/21	75,588	75,517
	United States Treasury Note/Bond	8.125%	8/15/21	1,300	1,821
	United States Treasury Note/Bond	2.000%	11/15/21	244,915	241,778
	United States Treasury Note/Bond	8.000%	11/15/21	350	490
	United States Treasury Note/Bond	2.000%	2/15/22	29,025	28,562
	United States Treasury Note/Bond	1.750%	5/15/22	80,980	77,918
	United States Treasury Note/Bond	1.625%	8/15/22	183,242	173,908
	United States Treasury Note/Bond	1.625%	11/15/22	234,355	221,355
	United States Treasury Note/Bond	7.125%	2/15/23	25,000	34,418
	United States Treasury Note/Bond	1.750%	5/15/23	323,030	305,767
	United States Treasury Note/Bond	2.500%	8/15/23	574,725	577,777
	United States Treasury Note/Bond	6.250%	8/15/23	21,000	27,687
	United States Treasury Note/Bond	2.750%	11/15/23	318,122	325,827
	United States Treasury Note/Bond	2.750%	2/15/24	244,773	250,165
	United States Treasury Note/Bond	2.500%	5/15/24	275,120	274,561
					7,336,099
Agency Bonds and Notes (2.6%)
1	Federal Farm Credit Banks	3.500%	12/20/23	4,250	4,469
1	Federal Home Loan Banks	5.125%	8/15/19	4,145	4,819
1	Federal Home Loan Banks	1.250%	12/13/19	8,875	8,592
1	Federal Home Loan Banks	1.875%	3/13/20	7,405	7,372
1	Federal Home Loan Banks	4.125%	3/13/20	37,350	41,694
1	Federal Home Loan Banks	3.375%	6/12/20	7,025	7,573
1	Federal Home Loan Banks	5.250%	12/11/20	3,250	3,857
1	Federal Home Loan Banks	5.625%	6/11/21	13,365	16,200
1	Federal Home Loan Banks	2.125%	3/10/23	7,200	6,890

34

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	27,980	27,305
2	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	69,140	67,248
2	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	30,000	29,088
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	57,225	57,157
2	Federal National Mortgage Assn.	0.000%	10/9/19	47,300	41,738
1	Financing Corp.	8.600%	9/26/19	1,750	2,293
	Hashemite Kingdom of Jordan	2.503%	10/30/20	7,250	7,259
	Private Export Funding Corp.	1.450%	8/15/19	4,400	4,310
	Private Export Funding Corp.	4.300%	12/15/21	9,940	11,068
	Private Export Funding Corp.	2.800%	5/15/22	3,725	3,730
	Private Export Funding Corp.	2.050%	11/15/22	10,276	9,669
	Private Export Funding Corp.	3.550%	1/15/24	3,500	3,656
	State of Israel	5.500%	9/18/23	1,000	1,219
	State of Israel	5.500%	4/26/24	6,785	8,254
1	Tennessee Valley Authority	3.875%	2/15/21	6,100	6,710
1	Tennessee Valley Authority	1.875%	8/15/22	8,175	7,724

					389,894

Total U.S. Government and Agency Obligations (Cost $7,596,437)					7,725,993

Corporate Bonds (40.6%)
Finance (12.8%)
	Banking (7.1%)
	Abbey National Treasury Services plc	4.000%	3/13/24	4,800	4,962
	American Express Co.	2.650%	12/2/22	10,048	9,786
	Bank of America Corp.	5.625%	7/1/20	14,370	16,537
	Bank of America Corp.	5.875%	1/5/21	7,600	8,871
	Bank of America Corp.	5.000%	5/13/21	11,100	12,384
	Bank of America Corp.	5.700%	1/24/22	12,175	14,086
	Bank of America Corp.	3.300%	1/11/23	23,000	22,641
	Bank of America Corp.	4.100%	7/24/23	9,550	9,899
	Bank of America Corp.	4.125%	1/22/24	13,000	13,364
	Bank of America Corp.	4.000%	4/1/24	17,200	17,571
	Bank of Montreal	2.550%	11/6/22	6,500	6,284
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,675	4,106
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,175
	Bank of New York Mellon Corp.	3.550%	9/23/21	4,275	4,479
	Bank of New York Mellon Corp.	3.400%	5/15/24	5,100	5,141
	Bank of Nova Scotia	4.375%	1/13/21	4,500	4,996
	Barclays Bank plc	5.125%	1/8/20	8,775	9,898
	Barclays Bank plc	5.140%	10/14/20	4,800	5,275
	Barclays Bank plc	3.750%	5/15/24	9,400	9,451
	BB&T Corp.	5.250%	11/1/19	1,572	1,785
	BB&T Corp.	3.950%	3/22/22	1,600	1,695
	BNP Paribas SA	5.000%	1/15/21	16,250	18,080
	BNP Paribas SA	3.250%	3/3/23	5,625	5,552
	BPCE SA	4.000%	4/15/24	7,900	8,058
	Capital One Bank USA NA	8.800%	7/15/19	1,777	2,298
	Capital One Bank USA NA	3.375%	2/15/23	8,340	8,249
	Capital One Financial Corp.	4.750%	7/15/21	6,725	7,465
	Capital One Financial Corp.	3.500%	6/15/23	4,550	4,566
	Capital One Financial Corp.	3.750%	4/24/24	2,400	2,427
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	2,100	2,513
	Citigroup Inc.	5.375%	8/9/20	2,750	3,151
	Citigroup Inc.	4.500%	1/14/22	13,325	14,454
	Citigroup Inc.	4.050%	7/30/22	4,435	4,529
	Citigroup Inc.	3.375%	3/1/23	8,575	8,544
	Citigroup Inc.	3.500%	5/15/23	7,975	7,771
	Citigroup Inc.	3.875%	10/25/23	15,450	15,767
	Citigroup Inc.	3.750%	6/16/24	9,300	9,320
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	3,075	3,378
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	17,350	18,358
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	10,625	10,796
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	8,025	8,490

35

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Credit Suisse	5.300%	8/13/19	6,125	6,984
	Credit Suisse	5.400%	1/14/20	7,050	7,915
	Credit Suisse	4.375%	8/5/20	6,950	7,580
	Deutsche Bank AG	3.700%	5/30/24	7,300	7,316
3	Deutsche Bank AG	4.296%	5/24/28	7,625	7,491
	Discover Bank	7.000%	4/15/20	2,485	2,995
	Discover Bank	4.200%	8/8/23	8,068	8,496
	Discover Financial Services	3.850%	11/21/22	5,343	5,434
	Fifth Third Bancorp	3.500%	3/15/22	2,098	2,163
	Fifth Third Bancorp	4.300%	1/16/24	3,925	4,089
	First Niagara Financial Group Inc.	6.750%	3/19/20	1,600	1,847
	FirstMerit Corp.	4.350%	2/4/23	1,500	1,562
	Goldman Sachs Group Inc.	5.375%	3/15/20	17,025	19,263
	Goldman Sachs Group Inc.	6.000%	6/15/20	10,590	12,348
	Goldman Sachs Group Inc.	5.250%	7/27/21	20,125	22,589
	Goldman Sachs Group Inc.	5.750%	1/24/22	22,320	25,817
	Goldman Sachs Group Inc.	3.625%	1/22/23	8,327	8,322
	Goldman Sachs Group Inc.	4.000%	3/3/24	15,075	15,325
	Goldman Sachs Group Inc.	3.850%	7/8/24	4,600	4,594
	HSBC Bank USA NA	4.875%	8/24/20	6,350	7,059
	HSBC Holdings plc	5.100%	4/5/21	15,250	17,331
	HSBC Holdings plc	4.875%	1/14/22	2,500	2,806
	HSBC Holdings plc	4.000%	3/30/22	9,900	10,563
	HSBC Holdings plc	4.250%	3/14/24	7,950	8,216
	HSBC USA Inc.	5.000%	9/27/20	4,000	4,426
	HSBC USA Inc.	3.500%	6/23/24	3,800	3,802
	Huntington Bancshares Inc.	7.000%	12/15/20	1,600	1,938
	Intesa Sanpaolo SPA	5.250%	1/12/24	5,800	6,334
	JPMorgan Chase & Co.	4.400%	7/22/20	13,815	15,112
	JPMorgan Chase & Co.	4.250%	10/15/20	18,050	19,506
	JPMorgan Chase & Co.	4.625%	5/10/21	8,308	9,126
	JPMorgan Chase & Co.	4.350%	8/15/21	16,625	17,983
	JPMorgan Chase & Co.	4.500%	1/24/22	14,000	15,279
	JPMorgan Chase & Co.	3.250%	9/23/22	12,475	12,499
	JPMorgan Chase & Co.	3.200%	1/25/23	14,300	14,190
	JPMorgan Chase & Co.	3.375%	5/1/23	10,150	9,946
	JPMorgan Chase & Co.	3.875%	2/1/24	12,600	12,957
	JPMorgan Chase & Co.	3.625%	5/13/24	12,925	12,937
	KeyCorp	5.100%	3/24/21	5,650	6,399
	Lloyds Bank plc	6.375%	1/21/21	8,275	10,027
	Morgan Stanley	5.625%	9/23/19	17,175	19,761
	Morgan Stanley	5.500%	1/26/20	8,275	9,474
	Morgan Stanley	5.500%	7/24/20	8,925	10,255
	Morgan Stanley	5.750%	1/25/21	7,175	8,341
	Morgan Stanley	5.500%	7/28/21	16,700	19,132
	Morgan Stanley	4.875%	11/1/22	10,000	10,722
	Morgan Stanley	3.750%	2/25/23	18,375	18,641
	Morgan Stanley	4.100%	5/22/23	11,500	11,616
	Morgan Stanley	3.875%	4/29/24	9,600	9,687
	MUFG AmericasHoldings Corp.	3.500%	6/18/22	3,075	3,178
	National Australia Bank Ltd.	3.000%	1/20/23	4,350	4,256
	Northern Trust Corp.	3.450%	11/4/20	1,700	1,807
	Northern Trust Corp.	3.375%	8/23/21	2,750	2,875
	Northern Trust Corp.	2.375%	8/2/22	4,775	4,568
	People's United Bank	4.000%	7/15/24	500	501
	People's United Financial Inc.	3.650%	12/6/22	2,425	2,424
	PNC Bank NA	2.700%	11/1/22	4,400	4,239
	PNC Bank NA	2.950%	1/30/23	4,800	4,692
	PNC Bank NA	3.800%	7/25/23	3,375	3,492
	PNC Financial Services Group Inc.	2.854%	11/9/22	3,625	3,530
	PNC Financial Services Group Inc.	3.900%	4/29/24	5,550	5,648
	PNC Funding Corp.	5.125%	2/8/20	6,210	7,074
	PNC Funding Corp.	4.375%	8/11/20	1,300	1,427
	PNC Funding Corp.	3.300%	3/8/22	8,075	8,233

36

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Royal Bank of Scotland Group plc	6.400%	10/21/19	5,500	6,475
Royal Bank of Scotland plc	5.625%	8/24/20	3,725	4,263
Royal Bank of Scotland plc	6.125%	1/11/21	7,200	8,457
State Street Corp.	4.375%	3/7/21	4,651	5,153
State Street Corp.	3.100%	5/15/23	5,225	5,108
State Street Corp.	3.700%	11/20/23	4,415	4,573
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	4,600	4,592
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	875	861
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	2,975	3,108
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	2,075	2,163
SunTrust Bank	2.750%	5/1/23	2,875	2,760
Toronto-Dominion Bank	2.125%	7/2/19	3,400	3,395
UBS AG	4.875%	8/4/20	10,375	11,659
US Bancorp	4.125%	5/24/21	5,325	5,784
US Bancorp	3.000%	3/15/22	5,500	5,555
US Bancorp	2.950%	7/15/22	7,925	7,773
US Bancorp	3.700%	1/30/24	1,700	1,761
Wells Fargo & Co.	4.600%	4/1/21	16,475	18,368
Wells Fargo & Co.	3.500%	3/8/22	15,625	16,143
Wells Fargo & Co.	3.450%	2/13/23	12,750	12,681
Wells Fargo & Co.	4.125%	8/15/23	7,625	7,938
Wells Fargo & Co.	4.480%	1/16/24	4,139	4,392
Westpac Banking Corp.	4.875%	11/19/19	10,895	12,231
Zions Bancorporation	4.500%	6/13/23	1,075	1,104
Brokerage (0.5%)
Affiliated Managers Group Inc.	4.250%	2/15/24	2,000	2,063
Ameriprise Financial Inc.	5.300%	3/15/20	5,375	6,152
Ameriprise Financial Inc.	4.000%	10/15/23	3,075	3,235
BlackRock Inc.	5.000%	12/10/19	5,460	6,225
BlackRock Inc.	4.250%	5/24/21	3,925	4,309
BlackRock Inc.	3.375%	6/1/22	3,775	3,895
BlackRock Inc.	3.500%	3/18/24	5,000	5,056
Charles Schwab Corp.	4.450%	7/22/20	5,550	6,175
Charles Schwab Corp.	3.225%	9/1/22	1,375	1,395
Eaton Vance Corp.	3.625%	6/15/23	1,500	1,524
Franklin Resources Inc.	4.625%	5/20/20	2,250	2,531
Franklin Resources Inc.	2.800%	9/15/22	2,075	2,030
Invesco Finance plc	3.125%	11/30/22	4,050	4,015
Invesco Finance plc	4.000%	1/30/24	775	809
Jefferies Group LLC	8.500%	7/15/19	3,725	4,658
Jefferies Group LLC	6.875%	4/15/21	3,927	4,535
Jefferies Group LLC	5.125%	1/20/23	3,450	3,699
Lazard Group LLC	4.250%	11/14/20	1,875	1,958
Legg Mason Inc.	2.700%	7/15/19	500	504
Leucadia National Corp.	5.500%	10/18/23	3,800	4,005
Nomura Holdings Inc.	6.700%	3/4/20	5,250	6,311
Raymond James Financial Inc.	8.600%	8/15/19	1,500	1,906
TD Ameritrade Holding Corp.	5.600%	12/1/19	2,225	2,583
Finance Companies (1.0%)
Air Lease Corp.	4.750%	3/1/20	4,500	4,860
Air Lease Corp.	3.875%	4/1/21	2,575	2,623
Block Financial LLC	5.500%	11/1/22	3,000	3,273
GATX Corp.	2.500%	7/30/19	1,700	1,703
GATX Corp.	4.750%	6/15/22	2,000	2,152
GATX Corp.	3.900%	3/30/23	1,275	1,298
General Electric Capital Corp.	6.000%	8/7/19	7,665	9,078
General Electric Capital Corp.	2.100%	12/11/19	1,325	1,324
General Electric Capital Corp.	5.500%	1/8/20	12,675	14,680
General Electric Capital Corp.	5.550%	5/4/20	7,975	9,265
General Electric Capital Corp.	4.375%	9/16/20	7,975	8,801
General Electric Capital Corp.	4.625%	1/7/21	14,650	16,284
General Electric Capital Corp.	5.300%	2/11/21	12,602	14,332
General Electric Capital Corp.	4.650%	10/17/21	17,425	19,351

37

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	3.150%	9/7/22	6,300	6,326
	General Electric Capital Corp.	3.100%	1/9/23	14,050	13,932
	General Electric Capital Corp.	3.450%	5/15/24	500	500
	HSBC Finance Corp.	6.676%	1/15/21	15,534	18,570
	Prospect Capital Corp.	5.000%	7/15/19	1,000	1,028
	Prospect Capital Corp.	5.875%	3/15/23	1,925	1,997
	Insurance (2.1%)
	ACE INA Holdings Inc.	2.700%	3/13/23	1,525	1,477
	ACE INA Holdings Inc.	3.350%	5/15/24	2,325	2,340
	AEGON Funding Co. LLC	5.750%	12/15/20	2,000	2,336
	Aetna Inc.	4.125%	6/1/21	2,775	3,002
	Aetna Inc.	2.750%	11/15/22	7,675	7,416
	Aflac Inc.	4.000%	2/15/22	3,550	3,797
	Aflac Inc.	3.625%	6/15/23	2,000	2,040
	Alleghany Corp.	5.625%	9/15/20	1,450	1,638
	Alleghany Corp.	4.950%	6/27/22	3,000	3,278
	Allied World Assurance Co. Ltd.	5.500%	11/15/20	2,225	2,510
	Allstate Corp.	3.150%	6/15/23	3,050	3,059
3	Allstate Corp.	5.750%	8/15/53	3,475	3,731
	Alterra Finance LLC	6.250%	9/30/20	1,565	1,813
	American International Group Inc.	3.375%	8/15/20	5,225	5,428
	American International Group Inc.	6.400%	12/15/20	9,590	11,578
	American International Group Inc.	4.875%	6/1/22	8,850	9,863
	American International Group Inc.	4.125%	2/15/24	2,800	2,946
	Aon Corp.	5.000%	9/30/20	3,800	4,262
	Aon plc	4.000%	11/27/23	850	891
	Aon plc	3.500%	6/14/24	1,500	1,488
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	1,075	1,244
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	2,400	2,492
	Assurant Inc.	4.000%	3/15/23	1,725	1,732
	Axis Specialty Finance LLC	5.875%	6/1/20	5,100	5,856
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,800	4,938
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	6,025	6,637
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	3,545	3,569
	Berkshire Hathaway Inc.	3.750%	8/15/21	3,850	4,117
	Berkshire Hathaway Inc.	3.000%	2/11/23	3,475	3,472
	Cigna Corp.	5.125%	6/15/20	1,491	1,687
	Cigna Corp.	4.375%	12/15/20	1,920	2,092
	Cigna Corp.	4.500%	3/15/21	1,575	1,722
	Cigna Corp.	4.000%	2/15/22	3,825	4,064
	CNA Financial Corp.	7.350%	11/15/19	2,240	2,760
	CNA Financial Corp.	5.875%	8/15/20	1,800	2,104
	CNA Financial Corp.	5.750%	8/15/21	2,595	3,020
	CNA Financial Corp.	3.950%	5/15/24	125	129
	Coventry Health Care Inc.	5.450%	6/15/21	2,875	3,337
	Fidelity National Financial Inc.	5.500%	9/1/22	775	846
	First American Financial Corp.	4.300%	2/1/23	1,425	1,418
	Genworth Holdings Inc.	7.700%	6/15/20	3,825	4,737
	Genworth Holdings Inc.	7.200%	2/15/21	2,075	2,529
	Genworth Holdings Inc.	7.625%	9/24/21	4,100	5,134
	Genworth Holdings Inc.	4.900%	8/15/23	1,000	1,072
	Hanover Insurance Group Inc.	6.375%	6/15/21	150	174
	Hartford Financial Services Group Inc.	5.500%	3/30/20	2,700	3,092
	Hartford Financial Services Group Inc.	5.125%	4/15/22	4,975	5,654
	HCC Insurance Holdings Inc.	6.300%	11/15/19	1,600	1,872
	Humana Inc.	3.150%	12/1/22	1,925	1,891
	Infinity Property & Casualty Corp.	5.000%	9/19/22	1,350	1,413
	Lincoln National Corp.	8.750%	7/1/19	5,451	7,045
	Lincoln National Corp.	6.250%	2/15/20	2,250	2,675
	Lincoln National Corp.	4.200%	3/15/22	300	320
	Loews Corp.	2.625%	5/15/23	2,425	2,296
	Manulife Financial Corp.	4.900%	9/17/20	3,250	3,584
	Markel Corp.	7.125%	9/30/19	1,617	1,946

38

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Markel Corp.	4.900%	7/1/22	3,450	3,773
	Markel Corp.	3.625%	3/30/23	2,000	1,994
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	4,350	4,822
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	1,125	1,126
	MetLife Inc.	4.750%	2/8/21	7,875	8,797
	MetLife Inc.	3.048%	12/15/22	2,075	2,060
	MetLife Inc.	3.600%	4/10/24	3,350	3,399
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	1,425	1,471
	Navigators Group Inc.	5.750%	10/15/23	2,000	2,195
	OneBeacon US Holdings Inc.	4.600%	11/9/22	1,425	1,470
	PartnerRe Finance B LLC	5.500%	6/1/20	4,200	4,770
	Primerica Inc.	4.750%	7/15/22	1,750	1,904
	Principal Financial Group Inc.	3.300%	9/15/22	1,700	1,697
	ProAssurance Corp.	5.300%	11/15/23	900	974
	Progressive Corp.	3.750%	8/23/21	3,100	3,305
	Protective Life Corp.	7.375%	10/15/19	1,600	1,979
	Prudential Financial Inc.	5.375%	6/21/20	1,800	2,068
	Prudential Financial Inc.	4.500%	11/15/20	9,625	10,615
	Prudential Financial Inc.	3.500%	5/15/24	2,800	2,797
3	Prudential Financial Inc.	5.875%	9/15/42	5,475	5,947
3	Prudential Financial Inc.	5.625%	6/15/43	7,275	7,812
3	Prudential Financial Inc.	5.200%	3/15/44	3,575	3,624
	Reinsurance Group of America Inc.	6.450%	11/15/19	2,000	2,368
	Reinsurance Group of America Inc.	5.000%	6/1/21	3,500	3,871
	Reinsurance Group of America Inc.	4.700%	9/15/23	500	537
	Torchmark Corp.	3.800%	9/15/22	2,300	2,356
	UnitedHealth Group Inc.	4.700%	2/15/21	2,625	2,932
	UnitedHealth Group Inc.	3.375%	11/15/21	850	883
	UnitedHealth Group Inc.	2.875%	3/15/22	6,754	6,708
	UnitedHealth Group Inc.	2.750%	2/15/23	5,000	4,849
	UnitedHealth Group Inc.	2.875%	3/15/23	3,725	3,647
	Unum Group	5.625%	9/15/20	1,650	1,908
	Unum Group	4.000%	3/15/24	1,500	1,545
	Voya Financial Inc.	5.500%	7/15/22	3,625	4,133
	WellPoint Inc.	4.350%	8/15/20	11,005	12,004
	WellPoint Inc.	3.700%	8/15/21	1,850	1,934
	WellPoint Inc.	3.125%	5/15/22	4,000	3,987
	WellPoint Inc.	3.300%	1/15/23	200	199
	Willis Group Holdings plc	5.750%	3/15/21	3,900	4,377
	WR Berkley Corp.	5.375%	9/15/20	1,875	2,107
	WR Berkley Corp.	4.625%	3/15/22	3,000	3,221
	XLIT Ltd.	5.750%	10/1/21	2,300	2,679
	Other Finance (0.1%)
	CME Group Inc.	3.000%	9/15/22	4,475	4,451
	IntercontinentalExchange Group Inc.	4.000%	10/15/23	4,575	4,813
	Jones Lang LaSalle Inc.	4.400%	11/15/22	1,300	1,322
	NASDAQ OMX Group Inc.	5.550%	1/15/20	5,300	5,868
	Real Estate Investment Trusts (2.0%)
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	2,650	2,801
	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	2,025	2,028
	American Campus Communities Operating Partnership
	LP	3.750%	4/15/23	1,800	1,780
	American Campus Communities Operating Partnership
	LP	4.125%	7/1/24	2,150	2,168
4	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	4.600%	2/6/24	2,650	2,707
	AvalonBay Communities Inc.	3.625%	10/1/20	4,495	4,696
	AvalonBay Communities Inc.	2.950%	9/15/22	3,025	2,955
	AvalonBay Communities Inc.	2.850%	3/15/23	1,500	1,439
	AvalonBay Communities Inc.	4.200%	12/15/23	1,390	1,471
	BioMed Realty LP	4.250%	7/15/22	2,000	2,067
	Boston Properties LP	5.875%	10/15/19	875	1,021
	Boston Properties LP	5.625%	11/15/20	5,425	6,245

39

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Boston Properties LP	4.125%	5/15/21	5,275	5,636
	Boston Properties LP	3.850%	2/1/23	800	825
	Boston Properties LP	3.125%	9/1/23	4,237	4,109
	Brandywine Operating Partnership LP	3.950%	2/15/23	1,600	1,612
	Camden Property Trust	2.950%	12/15/22	4,950	4,779
	Camden Property Trust	4.250%	1/15/24	900	943
	CBL & Associates LP	5.250%	12/1/23	2,200	2,340
	Corporate Office Properties LP	3.700%	6/15/21	1,900	1,888
	Corporate Office Properties LP	3.600%	5/15/23	1,950	1,866
	CubeSmart LP	4.375%	12/15/23	3,150	3,264
	DCT Industrial Operating Partnership LP	4.500%	10/15/23	1,125	1,154
	DDR Corp.	7.875%	9/1/20	2,000	2,533
	DDR Corp.	3.500%	1/15/21	1,625	1,655
	DDR Corp.	4.625%	7/15/22	4,425	4,732
	DDR Corp.	3.375%	5/15/23	925	897
	Digital Realty Trust LP	5.250%	3/15/21	5,575	5,976
	Digital Realty Trust LP	3.625%	10/1/22	1,125	1,078
	Duke Realty LP	6.750%	3/15/20	350	418
	Duke Realty LP	3.875%	10/15/22	4,850	4,930
	Duke Realty LP	3.625%	4/15/23	2,525	2,501
	EPR Properties	7.750%	7/15/20	500	599
	EPR Properties	5.750%	8/15/22	2,875	3,126
	EPR Properties	5.250%	7/15/23	1,800	1,878
	Equity One Inc.	3.750%	11/15/22	2,000	1,990
	ERP Operating LP	4.750%	7/15/20	6,250	6,949
	ERP Operating LP	4.625%	12/15/21	3,770	4,149
	ERP Operating LP	3.000%	4/15/23	575	561
	Essex Portfolio LP	3.250%	5/1/23	4,205	4,103
	Excel Trust LP	4.625%	5/15/24	1,300	1,320
	Federal Realty Investment Trust	3.000%	8/1/22	1,525	1,508
	Federal Realty Investment Trust	2.750%	6/1/23	1,600	1,527
	HCP Inc.	2.625%	2/1/20	5,228	5,230
	HCP Inc.	5.375%	2/1/21	8,446	9,606
	HCP Inc.	4.250%	11/15/23	3,650	3,789
	HCP Inc.	4.200%	3/1/24	4,225	4,352
	Health Care REIT Inc.	6.125%	4/15/20	3,750	4,359
	Health Care REIT Inc.	4.950%	1/15/21	5,425	5,990
	Health Care REIT Inc.	5.250%	1/15/22	1,800	2,012
	Health Care REIT Inc.	3.750%	3/15/23	600	602
	Healthcare Realty Trust Inc.	5.750%	1/15/21	1,500	1,695
	Healthcare Realty Trust Inc.	3.750%	4/15/23	2,125	2,082
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	1,500	1,499
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,625	1,581
	Highwoods Realty LP	3.200%	6/15/21	3,600	3,559
	Hospitality Properties Trust	5.000%	8/15/22	2,275	2,408
	Hospitality Properties Trust	4.500%	6/15/23	2,875	2,942
	Hospitality Properties Trust	4.650%	3/15/24	1,275	1,310
	Kilroy Realty LP	3.800%	1/15/23	375	378
	Kimco Realty Corp.	6.875%	10/1/19	2,957	3,559
	Kimco Realty Corp.	3.200%	5/1/21	1,500	1,502
	Kimco Realty Corp.	3.125%	6/1/23	1,250	1,203
	Lexington Realty Trust	4.400%	6/15/24	3,950	3,977
	Liberty Property LP	4.750%	10/1/20	6,210	6,737
	Liberty Property LP	4.400%	2/15/24	25	26
	Mack-Cali Realty LP	7.750%	8/15/19	3,475	4,136
	Mack-Cali Realty LP	4.500%	4/18/22	1,600	1,613
	Mid-America Apartments LP	4.300%	10/15/23	1,525	1,590
	Mid-America Apartments LP	3.750%	6/15/24	1,700	1,693
	National Retail Properties Inc.	3.800%	10/15/22	1,000	1,018
	National Retail Properties Inc.	3.300%	4/15/23	4,250	4,129
	National Retail Properties Inc.	3.900%	6/15/24	1,400	1,409
	Omega Healthcare Investors Inc.	6.750%	10/15/22	3,550	3,847
	Omega Healthcare Investors Inc.	5.875%	3/15/24	2,075	2,179
4	Omega Healthcare Investors Inc.	4.950%	4/1/24	1,250	1,253

40

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Piedmont Operating Partnership LP	3.400%	6/1/23	1,325	1,259
Piedmont Operating Partnership LP	4.450%	3/15/24	4,725	4,824
ProLogis LP	6.875%	3/15/20	4,450	5,332
ProLogis LP	4.250%	8/15/23	4,950	5,162
Realty Income Corp.	6.750%	8/15/19	4,150	4,938
Realty Income Corp.	5.750%	1/15/21	1,000	1,144
Realty Income Corp.	3.250%	10/15/22	2,425	2,376
Realty Income Corp.	4.650%	8/1/23	3,425	3,676
Regency Centers LP	4.800%	4/15/21	2,500	2,746
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,150	1,231
Senior Housing Properties Trust	4.750%	5/1/24	2,375	2,421
Simon Property Group LP	5.650%	2/1/20	7,800	9,103
Simon Property Group LP	4.375%	3/1/21	6,585	7,243
Simon Property Group LP	4.125%	12/1/21	6,075	6,583
Simon Property Group LP	3.375%	3/15/22	3,450	3,547
Simon Property Group LP	3.750%	2/1/24	1,125	1,156
Tanger Properties LP	3.875%	12/1/23	2,975	3,034
UDR Inc.	3.700%	10/1/20	250	263
UDR Inc.	4.625%	1/10/22	3,325	3,609
Ventas Realty LP	3.750%	5/1/24	3,400	3,399
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	2,900	3,182
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	2,590	2,740
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	4,350	4,300
Vornado Realty LP	5.000%	1/15/22	2,000	2,190
Washington REIT	4.950%	10/1/20	3,150	3,412
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,256
Weingarten Realty Investors	3.500%	4/15/23	2,275	2,227
Weingarten Realty Investors	4.450%	1/15/24	150	157
WP Carey Inc.	4.600%	4/1/24	1,675	1,741
				1,941,139
Industrial (24.0%)
Basic Industry (2.8%)
Agrium Inc.	3.150%	10/1/22	3,600	3,525
Agrium Inc.	3.500%	6/1/23	6,175	6,159
Air Products & Chemicals Inc.	3.000%	11/3/21	5,550	5,581
Air Products & Chemicals Inc.	2.750%	2/3/23	1,250	1,210
Airgas Inc.	3.650%	7/15/24	900	906
Albemarle Corp.	4.500%	12/15/20	1,050	1,130
Allegheny Technologies Inc.	5.950%	1/15/21	3,735	4,134
Allegheny Technologies Inc.	5.875%	8/15/23	1,000	1,096
Barrick Gold Corp.	3.850%	4/1/22	8,772	8,735
Barrick Gold Corp.	4.100%	5/1/23	6,200	6,171
Barrick North America Finance LLC	4.400%	5/30/21	6,654	6,955
Barrick PD Australia Finance Pty Ltd.	4.950%	1/15/20	3,300	3,656
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	4,300	4,424
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	4,675	4,653
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	11,450	12,038
Braskem Finance Ltd.	6.450%	2/3/24	3,625	3,865
Cabot Corp.	3.700%	7/15/22	1,200	1,210
Carpenter Technology Corp.	5.200%	7/15/21	2,350	2,533
Carpenter Technology Corp.	4.450%	3/1/23	925	952
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	2,100	2,478
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	1,525	1,612
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	2,925	3,020
CF Industries Inc.	7.125%	5/1/20	9,000	11,070
CF Industries Inc.	3.450%	6/1/23	1,250	1,237
Cliffs Natural Resources Inc.	5.900%	3/15/20	975	998
Cliffs Natural Resources Inc.	4.800%	10/1/20	4,850	4,745
Cliffs Natural Resources Inc.	4.875%	4/1/21	3,200	3,155
Dow Chemical Co.	4.250%	11/15/20	6,700	7,259
Dow Chemical Co.	4.125%	11/15/21	6,650	7,121
Dow Chemical Co.	3.000%	11/15/22	6,835	6,714
Eastman Chemical Co.	5.500%	11/15/19	3,650	4,165

41

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Eastman Chemical Co.	4.500%	1/15/21	1,600	1,722
	Eastman Chemical Co.	3.600%	8/15/22	4,025	4,118
	Ecolab Inc.	4.350%	12/8/21	8,300	9,086
	EI du Pont de Nemours & Co.	4.625%	1/15/20	4,755	5,343
	EI du Pont de Nemours & Co.	3.625%	1/15/21	6,025	6,378
	EI du Pont de Nemours & Co.	4.250%	4/1/21	3,000	3,298
	EI du Pont de Nemours & Co.	2.800%	2/15/23	3,800	3,708
	FMC Corp.	3.950%	2/1/22	3,050	3,171
	FMC Corp.	4.100%	2/1/24	1,500	1,565
	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	6,375	6,442
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	11,565	11,447
	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	10,470	10,440
	Georgia-Pacific LLC	8.000%	1/15/24	2,750	3,702
	Goldcorp Inc.	3.700%	3/15/23	6,400	6,314
	International Paper Co.	7.500%	8/15/21	7,465	9,513
	International Paper Co.	4.750%	2/15/22	6,335	6,992
	Kinross Gold Corp.	5.125%	9/1/21	2,450	2,530
4	Kinross Gold Corp.	5.950%	3/15/24	1,150	1,197
	LyondellBasell Industries NV	6.000%	11/15/21	5,750	6,828
	LyondellBasell Industries NV	5.750%	4/15/24	2,625	3,093
	Methanex Corp.	3.250%	12/15/19	1,975	2,024
	Monsanto Co.	2.750%	7/15/21	5,000	5,005
	Monsanto Co.	2.200%	7/15/22	1,450	1,376
	Monsanto Co.	3.375%	7/15/24	3,000	3,018
	Mosaic Co.	3.750%	11/15/21	1,450	1,501
	Mosaic Co.	4.250%	11/15/23	5,000	5,271
	NewMarket Corp.	4.100%	12/15/22	300	301
	Newmont Mining Corp.	5.125%	10/1/19	4,925	5,435
	Newmont Mining Corp.	3.500%	3/15/22	6,515	6,278
	Nucor Corp.	4.125%	9/15/22	3,450	3,624
	Nucor Corp.	4.000%	8/1/23	1,075	1,110
	Packaging Corp. of America	3.900%	6/15/22	1,900	1,953
	Packaging Corp. of America	4.500%	11/1/23	5,650	6,044
	Plains Exploration & Production Co.	6.500%	11/15/20	5,517	6,145
	Plains Exploration & Production Co.	6.625%	5/1/21	1,355	1,514
	Plains Exploration & Production Co.	6.750%	2/1/22	3,652	4,149
	Plains Exploration & Production Co.	6.875%	2/15/23	4,934	5,748
	Plum Creek Timberlands LP	4.700%	3/15/21	3,300	3,577
	Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	1,800	2,023
	Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	6,750	6,886
	PPG Industries Inc.	3.600%	11/15/20	5,850	6,171
	Praxair Inc.	4.500%	8/15/19	2,575	2,884
	Praxair Inc.	4.050%	3/15/21	575	626
	Praxair Inc.	3.000%	9/1/21	4,425	4,521
	Praxair Inc.	2.450%	2/15/22	6,975	6,779
	Praxair Inc.	2.200%	8/15/22	2,250	2,127
	Rayonier Inc.	3.750%	4/1/22	1,750	1,764
	Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,125	2,199
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,325	3,570
	Rio Tinto Finance USA Ltd.	3.750%	9/20/21	5,775	6,068
	Rio Tinto Finance USA plc	3.500%	3/22/22	5,500	5,641
	Rio Tinto Finance USA plc	2.875%	8/21/22	10,025	9,756
	Rock-Tenn Co.	3.500%	3/1/20	1,795	1,847
	Rock-Tenn Co.	4.000%	3/1/23	4,500	4,622
	RPM International Inc.	6.125%	10/15/19	2,575	2,976
	RPM International Inc.	3.450%	11/15/22	2,900	2,829
	Sigma-Aldrich Corp.	3.375%	11/1/20	750	788
	Southern Copper Corp.	5.375%	4/16/20	1,725	1,910
	Southern Copper Corp.	3.500%	11/8/22	1,500	1,460
	Syngenta Finance NV	3.125%	3/28/22	2,500	2,521
	Teck Resources Ltd.	4.750%	1/15/22	5,825	6,117
	Teck Resources Ltd.	3.750%	2/1/23	4,500	4,380
	Vale Overseas Ltd.	5.625%	9/15/19	6,625	7,448
	Vale Overseas Ltd.	4.625%	9/15/20	5,775	6,203

42

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Vale Overseas Ltd.	4.375%	1/11/22	11,170	11,401
	Valspar Corp.	4.200%	1/15/22	1,550	1,636
	Westlake Chemical Corp.	3.600%	7/15/22	550	550
	Weyerhaeuser Co.	7.375%	10/1/19	3,250	4,005
4	Yamana Gold Inc.	4.950%	7/15/24	1,030	1,032
	Capital Goods (2.2%)
	3M Co.	2.000%	6/26/22	3,125	2,970
	ABB Finance USA Inc.	2.875%	5/8/22	7,165	7,111
	Acuity Brands Lighting Inc.	6.000%	12/15/19	1,675	1,898
	Bemis Co. Inc.	6.800%	8/1/19	2,300	2,754
	Boeing Co.	4.875%	2/15/20	8,100	9,244
	Carlisle Cos. Inc.	3.750%	11/15/22	3,350	3,344
	Caterpillar Financial Services Corp.	2.850%	6/1/22	2,750	2,734
	Caterpillar Financial Services Corp.	3.750%	11/24/23	2,000	2,085
	Caterpillar Financial Services Corp.	3.300%	6/9/24	1,000	996
	Caterpillar Inc.	3.900%	5/27/21	1,850	2,001
	Caterpillar Inc.	2.600%	6/26/22	5,375	5,245
	Caterpillar Inc.	3.400%	5/15/24	6,000	6,053
	Cooper US Inc.	3.875%	12/15/20	5,000	5,316
	Crane Co.	4.450%	12/15/23	2,500	2,637
	Danaher Corp.	3.900%	6/23/21	2,025	2,171
	Deere & Co.	4.375%	10/16/19	850	945
	Deere & Co.	2.600%	6/8/22	7,200	7,036
	Dover Corp.	4.300%	3/1/21	5,500	6,039
	Eaton Corp.	2.750%	11/2/22	6,275	6,082
4	Embraer Overseas Ltd.	5.696%	9/16/23	4,043	4,371
	Embraer SA	5.150%	6/15/22	800	868
	Emerson Electric Co.	4.875%	10/15/19	1,550	1,767
	Emerson Electric Co.	4.250%	11/15/20	1,400	1,532
	Emerson Electric Co.	2.625%	2/15/23	6,525	6,363
	Flowserve Corp.	3.500%	9/15/22	8,025	7,916
	General Dynamics Corp.	3.875%	7/15/21	4,075	4,368
	General Dynamics Corp.	2.250%	11/15/22	5,325	5,026
	General Electric Co.	2.700%	10/9/22	17,025	16,747
	General Electric Co.	3.375%	3/11/24	4,000	4,067
	Honeywell International Inc.	4.250%	3/1/21	7,676	8,494
	IDEX Corp.	4.200%	12/15/21	400	416
	Illinois Tool Works Inc.	3.500%	3/1/24	1,000	1,024
	Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	2,175	2,287
	John Deere Capital Corp.	1.700%	1/15/20	2,325	2,259
	John Deere Capital Corp.	2.800%	3/4/21	5,600	5,660
	John Deere Capital Corp.	3.900%	7/12/21	6,300	6,775
	John Deere Capital Corp.	3.150%	10/15/21	3,135	3,216
	John Deere Capital Corp.	2.750%	3/15/22	425	421
	John Deere Capital Corp.	2.800%	1/27/23	2,775	2,729
	John Deere Capital Corp.	3.350%	6/12/24	1,500	1,507
	Joy Global Inc.	5.125%	10/15/21	3,420	3,753
	Kennametal Inc.	2.650%	11/1/19	2,550	2,565
	Kennametal Inc.	3.875%	2/15/22	2,425	2,440
	L-3 Communications Corp.	5.200%	10/15/19	6,400	7,180
	L-3 Communications Corp.	4.750%	7/15/20	2,700	2,958
	L-3 Communications Corp.	4.950%	2/15/21	4,900	5,413
	L-3 Communications Corp.	3.950%	5/28/24	3,200	3,225
	Lockheed Martin Corp.	4.250%	11/15/19	8,048	8,879
	Lockheed Martin Corp.	3.350%	9/15/21	6,425	6,665
	Mohawk Industries Inc.	3.850%	2/1/23	4,475	4,500
	Northrop Grumman Corp.	3.500%	3/15/21	6,450	6,707
	Northrop Grumman Corp.	3.250%	8/1/23	4,000	3,965
	Pentair Finance SA	5.000%	5/15/21	3,000	3,312
	Pentair Finance SA	3.150%	9/15/22	3,100	3,027
	Precision Castparts Corp.	2.500%	1/15/23	5,700	5,469
	Raytheon Co.	4.400%	2/15/20	1,225	1,342
	Raytheon Co.	3.125%	10/15/20	8,280	8,565

43

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Raytheon Co.	2.500%	12/15/22	7,725	7,409
Republic Services Inc.	5.500%	9/15/19	2,125	2,440
Republic Services Inc.	5.000%	3/1/20	5,650	6,335
Republic Services Inc.	5.250%	11/15/21	10,063	11,476
Republic Services Inc.	3.550%	6/1/22	1,105	1,142
Republic Services Inc.	4.750%	5/15/23	825	912
Rockwell Collins Inc.	5.250%	7/15/19	650	729
Rockwell Collins Inc.	3.100%	11/15/21	1,800	1,808
Rockwell Collins Inc.	3.700%	12/15/23	500	520
Roper Industries Inc.	6.250%	9/1/19	2,900	3,404
Roper Industries Inc.	3.125%	11/15/22	2,275	2,221
Snap-on Inc.	6.125%	9/1/21	2,825	3,294
Sonoco Products Co.	4.375%	11/1/21	1,100	1,161
Stanley Black & Decker Inc.	3.400%	12/1/21	4,775	4,916
Stanley Black & Decker Inc.	2.900%	11/1/22	1,825	1,782
Textron Inc.	7.250%	10/1/19	1,000	1,215
Textron Inc.	3.650%	3/1/21	3,000	3,091
Textron Inc.	4.300%	3/1/24	500	518
Tyco International Finance SA / Tyco International Ltd.	7.000%	12/15/19	600	717
United Technologies Corp.	4.500%	4/15/20	8,260	9,254
United Technologies Corp.	3.100%	6/1/22	14,200	14,376
Valmont Industries Inc.	6.625%	4/20/20	1,390	1,651
Waste Management Inc.	4.750%	6/30/20	4,800	5,364
Waste Management Inc.	4.600%	3/1/21	3,900	4,308
Communication (3.4%)
21st Century Fox America Inc.	4.500%	2/15/21	5,050	5,542
21st Century Fox America Inc.	3.000%	9/15/22	5,000	4,920
America Movil SAB de CV	5.000%	10/16/19	4,500	5,084
America Movil SAB de CV	5.000%	3/30/20	10,950	12,252
America Movil SAB de CV	3.125%	7/16/22	8,050	7,899
American Tower Corp.	5.050%	9/1/20	3,070	3,424
American Tower Corp.	5.900%	11/1/21	3,400	3,920
American Tower Corp.	4.700%	3/15/22	550	592
American Tower Corp.	3.500%	1/31/23	10,001	9,816
American Tower Corp.	5.000%	2/15/24	3,825	4,149
AT&T Inc.	4.450%	5/15/21	5,962	6,548
AT&T Inc.	3.875%	8/15/21	9,250	9,836
AT&T Inc.	3.000%	2/15/22	10,725	10,672
AT&T Inc.	2.625%	12/1/22	7,850	7,540
AT&T Inc.	3.900%	3/11/24	3,025	3,133
CBS Corp.	5.750%	4/15/20	220	255
CBS Corp.	4.300%	2/15/21	1,300	1,400
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	1,250	1,257
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	5,923	8,605
Comcast Corp.	5.700%	7/1/19	6,250	7,312
Comcast Corp.	5.150%	3/1/20	2,925	3,354
Comcast Corp.	3.125%	7/15/22	3,675	3,728
Comcast Corp.	2.850%	1/15/23	6,900	6,852
Comcast Corp.	3.600%	3/1/24	6,075	6,248
Deutsche Telekom International Finance BV	6.000%	7/8/19	625	731
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	3,300	3,844
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	9,305	10,485
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	4,500	4,914
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	9,205	10,266
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	5,150	5,319
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.450%	4/1/24	6,450	6,830
Discovery Communications LLC	5.625%	8/15/19	3,600	4,139
Discovery Communications LLC	5.050%	6/1/20	5,400	6,064
Discovery Communications LLC	4.375%	6/15/21	4,350	4,705
Discovery Communications LLC	3.300%	5/15/22	1,900	1,892
Interpublic Group of Cos. Inc.	4.000%	3/15/22	3,000	3,094
Interpublic Group of Cos. Inc.	3.750%	2/15/23	2,000	2,008
Interpublic Group of Cos. Inc.	4.200%	4/15/24	2,675	2,756

44

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Moody's Corp.	5.500%	9/1/20	200	227
Moody's Corp.	4.500%	9/1/22	7,450	7,832
Moody's Corp.	4.875%	2/15/24	2,550	2,730
NBCUniversal Media LLC	5.150%	4/30/20	11,385	13,058
NBCUniversal Media LLC	4.375%	4/1/21	5,334	5,880
NBCUniversal Media LLC	2.875%	1/15/23	7,850	7,792
Omnicom Group Inc.	4.450%	8/15/20	13,600	14,791
Omnicom Group Inc.	3.625%	5/1/22	3,000	3,087
Orange SA	5.375%	7/8/19	5,000	5,694
Orange SA	4.125%	9/14/21	8,625	9,253
Qwest Corp.	6.750%	12/1/21	4,930	5,692
Reed Elsevier Capital Inc.	3.125%	10/15/22	6,313	6,218
Rogers Communications Inc.	3.000%	3/15/23	2,665	2,569
Rogers Communications Inc.	4.100%	10/1/23	5,350	5,581
Telefonica Emisiones SAU	5.877%	7/15/19	2,000	2,306
Telefonica Emisiones SAU	5.134%	4/27/20	6,700	7,436
Telefonica Emisiones SAU	5.462%	2/16/21	14,110	15,979
Telefonica Emisiones SAU	4.570%	4/27/23	3,500	3,691
Thomson Reuters Corp.	4.700%	10/15/19	2,350	2,603
Thomson Reuters Corp.	3.950%	9/30/21	1,375	1,440
Thomson Reuters Corp.	4.300%	11/23/23	6,200	6,476
Time Warner Cable Inc.	5.000%	2/1/20	11,185	12,547
Time Warner Cable Inc.	4.125%	2/15/21	3,175	3,409
Time Warner Cable Inc.	4.000%	9/1/21	11,000	11,738
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,703	2,299
Verizon Communications Inc.	4.500%	9/15/20	20,205	22,221
Verizon Communications Inc.	3.450%	3/15/21	5,000	5,181
Verizon Communications Inc.	4.600%	4/1/21	8,025	8,848
Verizon Communications Inc.	3.500%	11/1/21	8,850	9,113
Verizon Communications Inc.	2.450%	11/1/22	2,175	2,039
Verizon Communications Inc.	5.150%	9/15/23	61,665	68,972
Verizon Communications Inc.	4.150%	3/15/24	5,000	5,201
Vodafone Group plc	4.375%	3/16/21	5,500	5,986
Vodafone Group plc	2.500%	9/26/22	4,650	4,376
Vodafone Group plc	2.950%	2/19/23	8,660	8,369
WPP Finance 2010	4.750%	11/21/21	7,875	8,632
Consumer Cyclical (3.0%)
Advance Auto Parts Inc.	5.750%	5/1/20	1,725	1,976
Advance Auto Parts Inc.	4.500%	1/15/22	1,500	1,599
Advance Auto Parts Inc.	4.500%	12/1/23	1,375	1,449
Amazon.com Inc.	2.500%	11/29/22	9,225	8,731
AutoZone Inc.	4.000%	11/15/20	250	266
AutoZone Inc.	3.700%	4/15/22	5,650	5,822
AutoZone Inc.	3.125%	7/15/23	2,025	1,960
BorgWarner Inc.	4.625%	9/15/20	950	1,041
Brinker International Inc.	3.875%	5/15/23	3,550	3,444
Carnival Corp.	3.950%	10/15/20	2,775	2,931
Costco Wholesale Corp.	1.700%	12/15/19	5,175	5,098
Cummins Inc.	3.650%	10/1/23	1,300	1,350
CVS Caremark Corp.	4.750%	5/18/20	50	56
CVS Caremark Corp.	4.125%	5/15/21	1,000	1,083
CVS Caremark Corp.	2.750%	12/1/22	7,225	6,985
CVS Caremark Corp.	4.000%	12/5/23	8,600	9,004
Darden Restaurants Inc.	4.500%	10/15/21	2,250	2,360
Darden Restaurants Inc.	3.350%	11/1/22	2,700	2,670
Delphi Corp.	5.000%	2/15/23	3,000	3,236
Dollar General Corp.	3.250%	4/15/23	5,120	4,840
eBay Inc.	3.250%	10/15/20	2,935	3,038
eBay Inc.	2.600%	7/15/22	5,575	5,338
Expedia Inc.	5.950%	8/15/20	3,425	3,876
Family Dollar Stores Inc.	5.000%	2/1/21	1,450	1,535
Ford Motor Credit Co. LLC	8.125%	1/15/20	9,825	12,531
Ford Motor Credit Co. LLC	5.750%	2/1/21	9,625	11,180

45

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Credit Co. LLC	5.875%	8/2/21	7,675	8,996
Ford Motor Credit Co. LLC	4.250%	9/20/22	9,050	9,635
Ford Motor Credit Co. LLC	4.375%	8/6/23	2,900	3,091
Gap Inc.	5.950%	4/12/21	8,450	9,720
Home Depot Inc.	3.950%	9/15/20	400	439
Home Depot Inc.	4.400%	4/1/21	6,725	7,503
Home Depot Inc.	2.700%	4/1/23	2,175	2,113
Home Depot Inc.	3.750%	2/15/24	6,375	6,651
Host Hotels & Resorts LP	6.000%	10/1/21	3,000	3,443
Host Hotels & Resorts LP	5.250%	3/15/22	5,500	6,064
Host Hotels & Resorts LP	4.750%	3/1/23	922	982
Host Hotels & Resorts LP	3.750%	10/15/23	375	372
Hyatt Hotels Corp.	5.375%	8/15/21	900	1,017
Hyatt Hotels Corp.	3.375%	7/15/23	2,025	1,976
International Game Technology	5.500%	6/15/20	1,575	1,678
Johnson Controls Inc.	5.000%	3/30/20	2,850	3,184
Johnson Controls Inc.	4.250%	3/1/21	850	917
Johnson Controls Inc.	3.750%	12/1/21	3,850	4,016
Johnson Controls Inc.	3.625%	7/2/24	1,025	1,030
Kohl's Corp.	4.000%	11/1/21	3,700	3,859
Kohl's Corp.	3.250%	2/1/23	3,810	3,684
Lowe's Cos. Inc.	4.625%	4/15/20	2,750	3,069
Lowe's Cos. Inc.	3.750%	4/15/21	500	535
Lowe's Cos. Inc.	3.800%	11/15/21	4,250	4,530
Lowe's Cos. Inc.	3.120%	4/15/22	4,450	4,517
Lowe's Cos. Inc.	3.875%	9/15/23	2,600	2,740
Macy's Retail Holdings Inc.	3.875%	1/15/22	7,300	7,621
Macy's Retail Holdings Inc.	2.875%	2/15/23	1,000	959
Macy's Retail Holdings Inc.	4.375%	9/1/23	575	610
Macy's Retail Holdings Inc.	3.625%	6/1/24	3,500	3,477
Marriott International Inc.	3.375%	10/15/20	3,275	3,398
Marriott International Inc.	3.250%	9/15/22	2,600	2,581
MasterCard Inc.	3.375%	4/1/24	4,825	4,894
McDonald's Corp.	3.625%	5/20/21	3,500	3,728
McDonald's Corp.	2.625%	1/15/22	5,800	5,754
McDonald's Corp.	3.250%	6/10/24	800	803
MDC Holdings Inc.	5.500%	1/15/24	2,600	2,703
NIKE Inc.	2.250%	5/1/23	2,420	2,280
Nordstrom Inc.	4.750%	5/1/20	2,675	2,983
Nordstrom Inc.	4.000%	10/15/21	3,050	3,260
NVR Inc.	3.950%	9/15/22	4,725	4,793
O'Reilly Automotive Inc.	4.875%	1/14/21	1,825	2,000
O'Reilly Automotive Inc.	3.800%	9/1/22	2,500	2,556
O'Reilly Automotive Inc.	3.850%	6/15/23	2,175	2,222
QVC Inc.	5.125%	7/2/22	2,850	3,035
QVC Inc.	4.375%	3/15/23	3,225	3,274
QVC Inc.	4.850%	4/1/24	2,475	2,590
Signet UK Finance plc	4.700%	6/15/24	2,000	2,003
Staples Inc.	4.375%	1/12/23	2,875	2,888
Starbucks Corp.	3.850%	10/1/23	6,650	6,986
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	1,230	1,172
Target Corp.	3.875%	7/15/20	5,225	5,641
Target Corp.	2.900%	1/15/22	3,225	3,233
Target Corp.	3.500%	7/1/24	1,150	1,162
Time Warner Inc.	2.100%	6/1/19	75	75
Time Warner Inc.	4.875%	3/15/20	3,800	4,258
Time Warner Inc.	4.700%	1/15/21	3,250	3,597
Time Warner Inc.	4.750%	3/29/21	8,575	9,504
Time Warner Inc.	4.000%	1/15/22	5,350	5,644
Time Warner Inc.	3.400%	6/15/22	3,000	3,043
Time Warner Inc.	4.050%	12/15/23	2,500	2,595
Time Warner Inc.	3.550%	6/1/24	1,725	1,710
TJX Cos. Inc.	2.750%	6/15/21	6,850	6,858
TJX Cos. Inc.	2.500%	5/15/23	425	404

46

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Toyota Motor Credit Corp.	4.500%	6/17/20	4,700	5,215
	Toyota Motor Credit Corp.	4.250%	1/11/21	3,475	3,807
	Toyota Motor Credit Corp.	2.750%	5/17/21	2,950	2,968
	Toyota Motor Credit Corp.	3.400%	9/15/21	5,305	5,531
	Toyota Motor Credit Corp.	3.300%	1/12/22	6,800	7,000
	VF Corp.	3.500%	9/1/21	3,575	3,733
	Viacom Inc.	5.625%	9/15/19	2,150	2,480
	Viacom Inc.	4.500%	3/1/21	950	1,037
	Viacom Inc.	3.125%	6/15/22	4,875	4,828
	Viacom Inc.	4.250%	9/1/23	7,925	8,315
	Viacom Inc.	3.875%	4/1/24	7,675	7,807
	Wal-Mart Stores Inc.	3.625%	7/8/20	9,525	10,231
	Wal-Mart Stores Inc.	3.250%	10/25/20	8,200	8,611
	Wal-Mart Stores Inc.	4.250%	4/15/21	5,850	6,468
	Wal-Mart Stores Inc.	2.550%	4/11/23	9,300	8,942
	Wal-Mart Stores Inc.	3.300%	4/22/24	3,600	3,638
	Walgreen Co.	3.100%	9/15/22	8,425	8,267
	Walt Disney Co.	3.750%	6/1/21	1,600	1,722
	Walt Disney Co.	2.750%	8/16/21	5,875	5,927
	Walt Disney Co.	2.550%	2/15/22	6,000	5,925
	Walt Disney Co.	2.350%	12/1/22	3,875	3,727
	Wyndham Worldwide Corp.	4.250%	3/1/22	3,000	3,082
	Wyndham Worldwide Corp.	3.900%	3/1/23	5,325	5,343
	Consumer Noncyclical (5.8%)
	Abbott Laboratories	4.125%	5/27/20	4,825	5,331
	AbbVie Inc.	2.900%	11/6/22	10,550	10,197
4	Actavis Funding SCS	3.850%	6/15/24	7,325	7,365
	Actavis Inc.	3.250%	10/1/22	9,450	9,273
	Allergan Inc.	3.375%	9/15/20	3,000	2,963
	Altria Group Inc.	9.250%	8/6/19	3,961	5,266
	Altria Group Inc.	4.750%	5/5/21	11,950	13,177
	Altria Group Inc.	2.850%	8/9/22	8,425	8,115
	Altria Group Inc.	2.950%	5/2/23	750	716
	Altria Group Inc.	4.000%	1/31/24	8,025	8,227
	AmerisourceBergen Corp.	3.500%	11/15/21	4,900	5,089
	AmerisourceBergen Corp.	3.400%	5/15/24	3,200	3,180
	Amgen Inc.	3.450%	10/1/20	4,600	4,816
	Amgen Inc.	4.100%	6/15/21	6,700	7,214
	Amgen Inc.	3.875%	11/15/21	11,400	12,099
	Amgen Inc.	3.625%	5/15/22	6,100	6,286
	Amgen Inc.	3.625%	5/22/24	2,250	2,269
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	8,375	8,040
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	7,615	7,811
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,325	7,789
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	8,800	10,145
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	4,365	4,962
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	1,175	1,297
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	21,200	20,311
	Archer-Daniels-Midland Co.	4.479%	3/1/21	4,150	4,591
	AstraZeneca plc	1.950%	9/18/19	2,960	2,951
	Avon Products Inc.	4.600%	3/15/20	2,575	2,677
	Avon Products Inc.	5.000%	3/15/23	4,975	5,058
	Baxter International Inc.	4.250%	3/15/20	2,850	3,123
	Baxter International Inc.	2.400%	8/15/22	1,625	1,535
	Baxter International Inc.	3.200%	6/15/23	7,175	7,112
	Beam Suntory Inc.	3.250%	5/15/22	925	915
	Beam Suntory Inc.	3.250%	6/15/23	500	492
	Becton Dickinson & Co.	3.250%	11/12/20	5,455	5,688
	Becton Dickinson & Co.	3.125%	11/8/21	4,975	5,104
	Bio-Rad Laboratories Inc.	4.875%	12/15/20	2,000	2,105
	Boston Scientific Corp.	6.000%	1/15/20	7,800	9,094
	Bristol-Myers Squibb Co.	2.000%	8/1/22	6,075	5,645
	Bristol-Myers Squibb Co.	7.150%	6/15/23	425	551

47

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Brown-Forman Corp.	2.250%	1/15/23	575	532
Campbell Soup Co.	4.250%	4/15/21	1,550	1,663
Campbell Soup Co.	2.500%	8/2/22	3,000	2,828
Cardinal Health Inc.	4.625%	12/15/20	4,125	4,587
Cardinal Health Inc.	3.200%	6/15/22	100	100
Cardinal Health Inc.	3.200%	3/15/23	2,575	2,551
CareFusion Corp.	6.375%	8/1/19	4,750	5,559
Catholic Health Initiatives Colorado GO	2.950%	11/1/22	3,200	3,080
Celgene Corp.	3.950%	10/15/20	1,925	2,053
Celgene Corp.	3.250%	8/15/22	6,225	6,228
Celgene Corp.	4.000%	8/15/23	3,400	3,528
Celgene Corp.	3.625%	5/15/24	5,725	5,735
Clorox Co.	3.800%	11/15/21	100	105
Clorox Co.	3.050%	9/15/22	3,700	3,670
Coca-Cola Co.	2.450%	11/1/20	8,725	8,797
Coca-Cola Co.	3.150%	11/15/20	3,785	3,975
Coca-Cola Co.	3.300%	9/1/21	7,925	8,247
Coca-Cola Co.	2.500%	4/1/23	925	894
Coca-Cola Co.	3.200%	11/1/23	9,250	9,344
Coca-Cola Enterprises Inc.	3.500%	9/15/20	2,350	2,451
Coca-Cola Enterprises Inc.	4.500%	9/1/21	2,000	2,174
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	2,000	2,196
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	6,900	7,117
Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	300	402
Colgate-Palmolive Co.	2.450%	11/15/21	1,500	1,498
Colgate-Palmolive Co.	2.300%	5/3/22	2,700	2,639
Colgate-Palmolive Co.	2.100%	5/1/23	1,550	1,443
Colgate-Palmolive Co.	3.250%	3/15/24	1,500	1,526
ConAgra Foods Inc.	3.250%	9/15/22	4,875	4,781
ConAgra Foods Inc.	3.200%	1/25/23	9,005	8,701
Covidien International Finance SA	3.200%	6/15/22	3,475	3,508
Covidien International Finance SA	2.950%	6/15/23	8,175	7,953
CR Bard Inc.	4.400%	1/15/21	2,275	2,478
DENTSPLY International Inc.	4.125%	8/15/21	2,000	2,098
Diageo Capital plc	4.828%	7/15/20	1,215	1,369
Diageo Capital plc	2.625%	4/29/23	2,350	2,246
Diageo Investment Corp.	2.875%	5/11/22	10,000	9,904
Dignity Health California GO	3.125%	11/1/22	1,600	1,521
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	4,000	4,065
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	500	480
Energizer Holdings Inc.	4.700%	5/19/21	2,300	2,368
Energizer Holdings Inc.	4.700%	5/24/22	3,650	3,746
Estee Lauder Cos. Inc.	2.350%	8/15/22	2,475	2,347
Express Scripts Holding Co.	4.750%	11/15/21	3,823	4,232
Express Scripts Holding Co.	3.900%	2/15/22	15,675	16,429
Flowers Foods Inc.	4.375%	4/1/22	1,000	1,050
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,600	1,507
General Mills Inc.	3.150%	12/15/21	5,000	5,102
General Mills Inc.	3.650%	2/15/24	2,225	2,275
Gilead Sciences Inc.	4.500%	4/1/21	4,550	5,045
Gilead Sciences Inc.	4.400%	12/1/21	6,275	6,888
Gilead Sciences Inc.	3.700%	4/1/24	12,800	13,123
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	4,350	4,234
GlaxoSmithKline Capital plc	2.850%	5/8/22	10,925	10,778
Hasbro Inc.	3.150%	5/15/21	2,000	2,014
Hershey Co.	2.625%	5/1/23	3,000	2,894
Hillshire Brands Co.	4.100%	9/15/20	173	180
Hormel Foods Corp.	4.125%	4/15/21	875	949
Ingredion Inc.	4.625%	11/1/20	2,000	2,169
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,525	1,481
JM Smucker Co.	3.500%	10/15/21	3,950	4,088
Johnson & Johnson	2.950%	9/1/20	2,000	2,097
Johnson & Johnson	3.550%	5/15/21	675	727
Johnson & Johnson	3.375%	12/5/23	3,000	3,131

48

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kaiser Foundation Hospitals	3.500%	4/1/22	1,825	1,842
	Kellogg Co.	4.150%	11/15/19	1,325	1,437
	Kellogg Co.	4.000%	12/15/20	4,923	5,225
	Kimberly-Clark Corp.	3.625%	8/1/20	1,000	1,071
	Kimberly-Clark Corp.	3.875%	3/1/21	2,095	2,260
	Kimberly-Clark Corp.	2.400%	3/1/22	1,600	1,557
	Kimberly-Clark Corp.	2.400%	6/1/23	4,125	3,913
	Koninklijke Philips NV	3.750%	3/15/22	7,450	7,777
	Kraft Foods Group Inc.	5.375%	2/10/20	1,923	2,188
	Kraft Foods Group Inc.	3.500%	6/6/22	13,900	14,275
	Kroger Co.	6.150%	1/15/20	3,469	4,071
	Kroger Co.	3.300%	1/15/21	3,525	3,608
	Kroger Co.	3.400%	4/15/22	3,000	3,036
	Kroger Co.	3.850%	8/1/23	1,625	1,667
	Kroger Co.	4.000%	2/1/24	6,800	7,056
	Laboratory Corp. of America Holdings	4.625%	11/15/20	1,000	1,080
	Laboratory Corp. of America Holdings	3.750%	8/23/22	2,600	2,630
	Laboratory Corp. of America Holdings	4.000%	11/1/23	1,875	1,915
	Life Technologies Corp.	6.000%	3/1/20	4,000	4,675
	Life Technologies Corp.	5.000%	1/15/21	4,025	4,496
	Lorillard Tobacco Co.	6.875%	5/1/20	3,975	4,723
	Lorillard Tobacco Co.	3.750%	5/20/23	2,975	2,939
	Mattel Inc.	3.150%	3/15/23	2,000	1,955
	McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,991
	McCormick & Co. Inc.	3.500%	9/1/23	475	493
	McKesson Corp.	4.750%	3/1/21	2,925	3,256
	McKesson Corp.	3.796%	3/15/24	7,300	7,462
	Mead Johnson Nutrition Co.	4.900%	11/1/19	3,225	3,599
	Medtronic Inc.	4.450%	3/15/20	9,710	10,754
	Medtronic Inc.	3.125%	3/15/22	3,350	3,382
	Medtronic Inc.	2.750%	4/1/23	6,375	6,161
	Medtronic Inc.	3.625%	3/15/24	2,000	2,048
	Merck & Co. Inc.	3.875%	1/15/21	10,750	11,573
	Merck & Co. Inc.	2.400%	9/15/22	4,950	4,780
	Merck & Co. Inc.	2.800%	5/18/23	6,900	6,718
	Molson Coors Brewing Co.	3.500%	5/1/22	2,800	2,836
	Mondelez International Inc.	5.375%	2/10/20	10,402	11,951
	Mondelez International Inc.	4.000%	2/1/24	9,925	10,249
	Mylan Inc.	4.200%	11/29/23	6,725	6,940
	Newell Rubbermaid Inc.	4.000%	6/15/22	4,400	4,581
	Novant Health Inc.	5.850%	11/1/19	1,300	1,512
	Novartis Capital Corp.	4.400%	4/24/20	6,300	7,009
	Novartis Capital Corp.	2.400%	9/21/22	12,727	12,243
	Novartis Capital Corp.	3.400%	5/6/24	3,825	3,875
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	1,325	1,381
	PepsiCo Inc.	4.500%	1/15/20	1,900	2,127
	PepsiCo Inc.	3.125%	11/1/20	4,400	4,581
	PepsiCo Inc.	3.000%	8/25/21	8,700	8,838
	PepsiCo Inc.	2.750%	3/5/22	10,650	10,531
	PepsiCo Inc.	2.750%	3/1/23	5,100	4,979
	PepsiCo Inc.	3.600%	3/1/24	2,025	2,090
	PerkinElmer Inc.	5.000%	11/15/21	3,850	4,164
4	Perrigo Co. plc	4.000%	11/15/23	4,725	4,794
	Pfizer Inc.	3.000%	6/15/23	2,825	2,820
	Pfizer Inc.	3.400%	5/15/24	8,500	8,626
	Philip Morris International Inc.	4.500%	3/26/20	1,700	1,894
	Philip Morris International Inc.	4.125%	5/17/21	2,000	2,167
	Philip Morris International Inc.	2.900%	11/15/21	5,500	5,539
	Philip Morris International Inc.	2.500%	8/22/22	3,625	3,509
	Philip Morris International Inc.	2.625%	3/6/23	3,700	3,591
	Philip Morris International Inc.	3.600%	11/15/23	3,225	3,330
	Procter & Gamble Co.	2.300%	2/6/22	8,000	7,796
	Quest Diagnostics Inc.	4.750%	1/30/20	2,100	2,281
	Quest Diagnostics Inc.	4.700%	4/1/21	1,350	1,461

49

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Quest Diagnostics Inc.	4.250%	4/1/24	700	714
	Reynolds American Inc.	3.250%	11/1/22	4,350	4,192
	Reynolds American Inc.	4.850%	9/15/23	3,000	3,213
	Safeway Inc.	3.950%	8/15/20	3,250	3,316
	Sanofi	4.000%	3/29/21	17,250	18,652
	St. Jude Medical Inc.	3.250%	4/15/23	5,325	5,287
	Stryker Corp.	4.375%	1/15/20	2,160	2,387
	Stryker Corp.	3.375%	5/15/24	3,125	3,105
	Sysco Corp.	2.600%	6/12/22	1,950	1,895
	Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	8,800	9,021
	Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	10,550	10,111
	Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	2,725	2,665
	Thermo Fisher Scientific Inc.	4.700%	5/1/20	650	716
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	2,950	3,235
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	11,625	12,059
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	1,275	1,257
	Tupperware Brands Corp.	4.750%	6/1/21	3,225	3,472
	Tyson Foods Inc.	4.500%	6/15/22	5,150	5,414
	Unilever Capital Corp.	4.250%	2/10/21	6,880	7,576
	Whirlpool Corp.	4.850%	6/15/21	3,500	3,859
	Whirlpool Corp.	3.700%	3/1/23	1,500	1,514
	Whirlpool Corp.	4.000%	3/1/24	1,925	1,980
	Zimmer Holdings Inc.	4.625%	11/30/19	3,175	3,516
	Zimmer Holdings Inc.	3.375%	11/30/21	350	357
	Zoetis Inc.	3.250%	2/1/23	6,150	6,089
	Energy (3.1%)
	Apache Corp.	3.625%	2/1/21	7,125	7,545
	Apache Corp.	3.250%	4/15/22	4,986	5,130
	BP Capital Markets plc	4.500%	10/1/20	8,730	9,686
	BP Capital Markets plc	4.742%	3/11/21	11,900	13,306
	BP Capital Markets plc	3.561%	11/1/21	2,600	2,710
	BP Capital Markets plc	3.245%	5/6/22	9,400	9,505
	BP Capital Markets plc	2.500%	11/6/22	8,275	7,881
	BP Capital Markets plc	2.750%	5/10/23	11,400	10,970
	BP Capital Markets plc	3.814%	2/10/24	5,900	6,107
	Cameron International Corp.	4.500%	6/1/21	650	706
	Cameron International Corp.	3.600%	4/30/22	850	872
	Cameron International Corp.	4.000%	12/15/23	1,000	1,034
	Cameron International Corp.	3.700%	6/15/24	2,800	2,827
	Canadian Natural Resources Ltd.	3.450%	11/15/21	2,875	2,979
	Canadian Natural Resources Ltd.	3.800%	4/15/24	525	540
	Cenovus Energy Inc.	5.700%	10/15/19	7,825	9,078
	Cenovus Energy Inc.	3.000%	8/15/22	4,275	4,210
	Chevron Corp.	2.427%	6/24/20	6,500	6,601
	Chevron Corp.	2.355%	12/5/22	11,625	11,160
	Chevron Corp.	3.191%	6/24/23	7,625	7,737
	ConocoPhillips	6.000%	1/15/20	3,076	3,663
	ConocoPhillips Co.	2.400%	12/15/22	7,175	6,896
	Continental Resources Inc.	5.000%	9/15/22	10,100	10,989
	Continental Resources Inc.	4.500%	4/15/23	10,675	11,398
4	Continental Resources Inc.	3.800%	6/1/24	4,700	4,733
	Devon Energy Corp.	4.000%	7/15/21	4,000	4,248
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	425	426
	Encana Corp.	3.900%	11/15/21	3,700	3,925
	Ensco plc	4.700%	3/15/21	7,700	8,380
	EOG Resources Inc.	4.400%	6/1/20	2,700	2,990
	EOG Resources Inc.	4.100%	2/1/21	9,675	10,533
	EOG Resources Inc.	2.625%	3/15/23	5,955	5,735
	EQT Corp.	4.875%	11/15/21	3,615	3,937
	FMC Technologies Inc.	3.450%	10/1/22	2,975	2,945
	Halliburton Co.	6.150%	9/15/19	4,300	5,128
	Halliburton Co.	3.250%	11/15/21	2,200	2,278
	Halliburton Co.	3.500%	8/1/23	4,575	4,688

50

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Hess Corp.	3.500%	7/15/24	1,500	1,502
Husky Energy Inc.	7.250%	12/15/19	3,895	4,848
Husky Energy Inc.	4.000%	4/15/24	4,405	4,582
Marathon Oil Corp.	2.800%	11/1/22	2,450	2,378
Marathon Petroleum Corp.	5.125%	3/1/21	3,625	4,109
Murphy Oil Corp.	3.700%	12/1/22	2,600	2,586
Nabors Industries Inc.	5.000%	9/15/20	1,450	1,627
Nabors Industries Inc.	4.625%	9/15/21	3,800	4,114
Nabors Industries Inc.	5.100%	9/15/23	3,525	3,871
National Oilwell Varco Inc.	2.600%	12/1/22	9,870	9,505
Noble Energy Inc.	4.150%	12/15/21	5,925	6,351
Noble Holding International Ltd.	4.900%	8/1/20	2,790	3,076
Noble Holding International Ltd.	4.625%	3/1/21	1,800	1,940
Noble Holding International Ltd.	3.950%	3/15/22	2,825	2,890
Occidental Petroleum Corp.	4.100%	2/1/21	8,925	9,700
Occidental Petroleum Corp.	3.125%	2/15/22	6,425	6,513
Occidental Petroleum Corp.	2.700%	2/15/23	7,600	7,381
Phillips 66	4.300%	4/1/22	10,000	10,811
Pioneer Natural Resources Co.	7.500%	1/15/20	3,400	4,204
Pride International Inc.	6.875%	8/15/20	9,660	11,744
Rowan Cos. Inc.	7.875%	8/1/19	2,650	3,247
Rowan Cos. Inc.	4.875%	6/1/22	5,275	5,669
Rowan Cos. Inc.	4.750%	1/15/24	400	423
Sasol Financing International plc	4.500%	11/14/22	1,700	1,720
Schlumberger Investment SA	3.650%	12/1/23	7,545	7,836
Shell International Finance BV	4.300%	9/22/19	13,675	15,192
Shell International Finance BV	4.375%	3/25/20	5,150	5,727
Shell International Finance BV	2.375%	8/21/22	4,445	4,282
Shell International Finance BV	2.250%	1/6/23	5,900	5,547
Shell International Finance BV	3.400%	8/12/23	5,150	5,258
Southwestern Energy Co.	4.100%	3/15/22	1,925	2,039
Talisman Energy Inc.	3.750%	2/1/21	8,750	9,053
Total Capital Canada Ltd.	2.750%	7/15/23	1,550	1,507
Total Capital International SA	2.750%	6/19/21	5,000	5,059
Total Capital International SA	2.875%	2/17/22	5,215	5,198
Total Capital International SA	2.700%	1/25/23	8,800	8,516
Total Capital International SA	3.700%	1/15/24	6,525	6,757
Total Capital International SA	3.750%	4/10/24	850	883
Total Capital SA	4.450%	6/24/20	8,925	9,944
Total Capital SA	4.125%	1/28/21	6,130	6,667
Total Capital SA	4.250%	12/15/21	2,230	2,436
Transocean Inc.	6.500%	11/15/20	5,825	6,736
Transocean Inc.	6.375%	12/15/21	13,638	15,761
Transocean Inc.	3.800%	10/15/22	1,025	1,013
Valero Energy Corp.	6.125%	2/1/20	2,380	2,813
Weatherford International Ltd.	4.500%	4/15/22	6,469	6,887
Other Industrial (0.1%)
Cintas Corp. No 2	4.300%	6/1/21	1,300	1,406
Cintas Corp. No 2	3.250%	6/1/22	1,450	1,440
Fluor Corp.	3.375%	9/15/21	2,300	2,371
URS Corp.	5.000%	4/1/22	5,000	5,100
Technology (2.8%)
Adobe Systems Inc.	4.750%	2/1/20	4,325	4,810
Agilent Technologies Inc.	5.000%	7/15/20	3,100	3,420
Agilent Technologies Inc.	3.200%	10/1/22	4,475	4,344
Agilent Technologies Inc.	3.875%	7/15/23	3,000	3,032
Altera Corp.	4.100%	11/15/23	8,025	8,333
Amphenol Corp.	4.000%	2/1/22	1,925	1,987
Analog Devices Inc.	2.875%	6/1/23	2,825	2,703
Apple Inc.	2.850%	5/6/21	17,625	17,785
Apple Inc.	2.400%	5/3/23	25,450	24,076
Apple Inc.	3.450%	5/6/24	12,525	12,615
Applied Materials Inc.	4.300%	6/15/21	3,725	4,055

51

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Arrow Electronics Inc.	6.000%	4/1/20	1,184	1,336
	Arrow Electronics Inc.	5.125%	3/1/21	2,000	2,180
	Arrow Electronics Inc.	4.500%	3/1/23	1,725	1,803
	Autodesk Inc.	3.600%	12/15/22	1,550	1,539
	Avnet Inc.	4.875%	12/1/22	3,725	3,966
	Baidu Inc.	3.500%	11/28/22	3,725	3,660
	Broadcom Corp.	2.500%	8/15/22	2,500	2,365
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,900	1,986
	CA Inc.	5.375%	12/1/19	2,725	3,065
	CA Inc.	4.500%	8/15/23	2,700	2,859
	Cisco Systems Inc.	4.450%	1/15/20	11,200	12,427
	Cisco Systems Inc.	2.900%	3/4/21	2,000	2,035
	Cisco Systems Inc.	3.625%	3/4/24	5,950	6,112
	Corning Inc.	4.250%	8/15/20	1,447	1,590
	Corning Inc.	3.700%	11/15/23	2,500	2,579
	Dun & Bradstreet Corp.	4.375%	12/1/22	1,225	1,256
	EMC Corp.	2.650%	6/1/20	10,597	10,667
	EMC Corp.	3.375%	6/1/23	6,200	6,282
	Equifax Inc.	3.300%	12/15/22	1,000	979
	Fidelity National Information Services Inc.	5.000%	3/15/22	2,225	2,350
	Fidelity National Information Services Inc.	3.500%	4/15/23	10,025	9,858
	Fidelity National Information Services Inc.	3.875%	6/5/24	2,725	2,737
	Fiserv Inc.	4.625%	10/1/20	4,747	5,141
	Fiserv Inc.	3.500%	10/1/22	1,615	1,620
	Google Inc.	3.625%	5/19/21	2,400	2,564
	Google Inc.	3.375%	2/25/24	500	510
	Harris Corp.	4.400%	12/15/20	4,740	5,058
	Hewlett-Packard Co.	4.300%	6/1/21	9,125	9,729
	Hewlett-Packard Co.	4.375%	9/15/21	13,950	14,928
	Hewlett-Packard Co.	4.650%	12/9/21	7,450	8,106
	Intel Corp.	3.300%	10/1/21	12,716	13,153
	Intel Corp.	2.700%	12/15/22	8,550	8,308
	International Business Machines Corp.	1.625%	5/15/20	9,296	8,971
	International Business Machines Corp.	2.900%	11/1/21	4,775	4,837
	International Business Machines Corp.	1.875%	8/1/22	7,700	7,118
	International Business Machines Corp.	3.375%	8/1/23	8,675	8,744
	International Business Machines Corp.	3.625%	2/12/24	11,400	11,709
	Jabil Circuit Inc.	5.625%	12/15/20	3,188	3,467
	Jabil Circuit Inc.	4.700%	9/15/22	1,700	1,721
	Juniper Networks Inc.	4.600%	3/15/21	725	780
	Juniper Networks Inc.	4.500%	3/15/24	2,025	2,115
	Leidos Holdings Inc.	4.450%	12/1/20	1,200	1,230
	Lexmark International Inc.	5.125%	3/15/20	1,175	1,253
	Maxim Integrated Products Inc.	3.375%	3/15/23	2,375	2,324
	Microsoft Corp.	3.000%	10/1/20	4,025	4,207
	Microsoft Corp.	2.125%	11/15/22	4,100	3,924
	Microsoft Corp.	2.375%	5/1/23	1,675	1,619
	Microsoft Corp.	3.625%	12/15/23	5,025	5,251
	Motorola Solutions Inc.	3.750%	5/15/22	6,050	6,012
	NetApp Inc.	3.375%	6/15/21	3,400	3,413
	Oracle Corp.	5.000%	7/8/19	11,375	12,973
	Oracle Corp.	2.250%	10/8/19	2,350	2,347
	Oracle Corp.	3.875%	7/15/20	10,940	11,817
	Oracle Corp.	2.800%	7/8/21	3,350	3,345
	Oracle Corp.	2.500%	10/15/22	10,500	10,040
	Oracle Corp.	3.625%	7/15/23	2,000	2,055
	Oracle Corp.	3.400%	7/8/24	5,050	5,039
	Pitney Bowes Inc.	4.625%	3/15/24	4,200	4,346
	Seagate HDD Cayman	6.875%	5/1/20	3,225	3,487
	Seagate HDD Cayman	7.000%	11/1/21	3,000	3,405
4	Seagate HDD Cayman	4.750%	6/1/23	4,000	4,020
	Symantec Corp.	4.200%	9/15/20	4,005	4,156
	Symantec Corp.	3.950%	6/15/22	2,650	2,689
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,750	5,962

52

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Texas Instruments Inc.	1.650%	8/3/19	4,300	4,225
	Total System Services Inc.	3.750%	6/1/23	1,600	1,557
	Tyco Electronics Group SA	3.500%	2/3/22	3,075	3,134
	Verisk Analytics Inc.	4.125%	9/12/22	4,575	4,687
	Xerox Corp.	5.625%	12/15/19	2,875	3,302
	Xerox Corp.	2.800%	5/15/20	2,425	2,421
	Xerox Corp.	4.500%	5/15/21	5,750	6,206
	Xerox Corp.	3.800%	5/15/24	1,050	1,044
	Xilinx Inc.	3.000%	3/15/21	3,900	3,937
	Transportation (0.8%)
3	American Airlines 2011-1 Class A Pass Through Trust	5.250%	7/31/22	528	577
3,4	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	6,599	7,151
	Burlington Northern Santa Fe LLC	4.700%	10/1/19	2,021	2,284
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	800	841
	Burlington Northern Santa Fe LLC	4.100%	6/1/21	777	837
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	5,325	5,537
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	4,225	4,244
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	4,200	4,187
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	1,900	1,865
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	250	261
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	1,000	1,031
	Canadian National Railway Co.	2.850%	12/15/21	3,050	3,068
	Canadian National Railway Co.	2.250%	11/15/22	1,200	1,139
	Canadian Pacific Railway Co.	4.450%	3/15/23	1,780	1,954
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	1,000	1,104
3	Continental Airlines 1998-1 Class A Pass Through Trust	6.648%	3/15/19	506	543
3	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	2,950	3,348
3	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	3,603	4,225
3	Continental Airlines 2010-1 Class A Pass Through Trust	4.750%	1/12/21	2,151	2,331
3	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	523	546
	CSX Corp.	4.250%	6/1/21	7,325	7,982
	CSX Corp.	3.700%	11/1/23	5,375	5,532
3	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	2,407	2,847
3	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	3,511	4,125
3	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	1,794	1,946
	FedEx Corp.	2.625%	8/1/22	2,475	2,375
	FedEx Corp.	4.000%	1/15/24	1,875	1,956
	JB Hunt Transport Services Inc.	3.850%	3/15/24	1,800	1,842
	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	3,325	3,182
	Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	800	750
	Norfolk Southern Corp.	3.250%	12/1/21	2,000	2,054
	Norfolk Southern Corp.	3.000%	4/1/22	2,200	2,198
	Norfolk Southern Corp.	2.903%	2/15/23	5,077	4,940
	Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,079
	Norfolk Southern Railway Co.	9.750%	6/15/20	411	557
	Ryder System Inc.	2.450%	9/3/19	2,400	2,411
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	956	1,104
	Union Pacific Corp.	4.000%	2/1/21	5,400	5,870
	Union Pacific Corp.	4.163%	7/15/22	6,796	7,416
	Union Pacific Corp.	2.950%	1/15/23	2,175	2,170
	Union Pacific Corp.	2.750%	4/15/23	1,800	1,761
	United Parcel Service Inc.	3.125%	1/15/21	7,550	7,864
	United Parcel Service Inc.	2.450%	10/1/22	8,365	8,119
	United Parcel Service of America Inc.	8.375%	4/1/20	500	653
					3,631,065
Utilities (3.8%)
	Electric (2.1%)
	Alabama Power Co.	3.375%	10/1/20	745	787
	Ameren Illinois Co.	2.700%	9/1/22	3,465	3,409
	Appalachian Power Co.	7.950%	1/15/20	975	1,245
	Appalachian Power Co.	4.600%	3/30/21	1,700	1,884
	Arizona Public Service Co.	3.350%	6/15/24	1,450	1,463
	Baltimore Gas & Electric Co.	3.500%	11/15/21	3,575	3,735

53

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Baltimore Gas & Electric Co.	3.350%	7/1/23	1,750	1,775
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	4,275	4,410
	CMS Energy Corp.	6.250%	2/1/20	2,000	2,370
	CMS Energy Corp.	5.050%	3/15/22	3,500	3,946
	Commonwealth Edison Co.	4.000%	8/1/20	3,538	3,819
	Commonwealth Edison Co.	3.400%	9/1/21	2,050	2,134
	Connecticut Light & Power Co.	2.500%	1/15/23	5,708	5,431
	Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,000	2,216
	Constellation Energy Group Inc.	5.150%	12/1/20	2,150	2,423
	Consumers Energy Co.	6.700%	9/15/19	4,116	5,004
	Consumers Energy Co.	5.650%	4/15/20	1,075	1,256
	Consumers Energy Co.	2.850%	5/15/22	3,000	3,004
	Consumers Energy Co.	3.375%	8/15/23	1,700	1,747
	Delmarva Power & Light Co.	3.500%	11/15/23	4,425	4,530
	Dominion Resources Inc.	5.200%	8/15/19	900	1,031
	Dominion Resources Inc.	4.450%	3/15/21	3,550	3,914
	Dominion Resources Inc.	2.750%	9/15/22	1,600	1,551
	DTE Electric Co.	3.450%	10/1/20	4,030	4,262
	DTE Electric Co.	3.900%	6/1/21	800	862
	DTE Electric Co.	2.650%	6/15/22	1,450	1,425
	DTE Energy Co.	3.500%	6/1/24	1,850	1,865
	Duke Energy Carolinas LLC	4.300%	6/15/20	3,075	3,394
	Duke Energy Carolinas LLC	3.900%	6/15/21	2,000	2,168
	Duke Energy Corp.	5.050%	9/15/19	7,175	8,145
	Duke Energy Corp.	3.050%	8/15/22	2,350	2,339
	Duke Energy Corp.	3.950%	10/15/23	1,000	1,051
	Duke Energy Corp.	3.750%	4/15/24	1,750	1,797
	Duke Energy Florida Inc.	3.100%	8/15/21	2,000	2,047
	Duke Energy Indiana Inc.	3.750%	7/15/20	2,750	2,940
	Duke Energy Progress Inc.	3.000%	9/15/21	5,400	5,511
	Duke Energy Progress Inc.	2.800%	5/15/22	2,500	2,489
	Entergy Arkansas Inc.	3.050%	6/1/23	1,800	1,777
	Entergy Corp.	5.125%	9/15/20	2,125	2,359
	Entergy Gulf States Louisiana LLC	3.950%	10/1/20	2,500	2,712
	Entergy Louisiana LLC	4.050%	9/1/23	4,500	4,789
	Entergy Mississippi Inc.	3.100%	7/1/23	175	174
	Exelon Generation Co. LLC	5.200%	10/1/19	2,400	2,702
	Exelon Generation Co. LLC	4.000%	10/1/20	3,300	3,485
	Exelon Generation Co. LLC	4.250%	6/15/22	4,000	4,172
	FirstEnergy Solutions Corp.	6.050%	8/15/21	2,600	2,881
	Florida Power & Light Co.	2.750%	6/1/23	1,500	1,475
	Georgia Power Co.	2.850%	5/15/22	4,300	4,281
	Great Plains Energy Inc.	4.850%	6/1/21	6,095	6,725
	Indiana Michigan Power Co.	3.200%	3/15/23	825	820
	Integrys Energy Group Inc.	4.170%	11/1/20	1,170	1,237
	ITC Holdings Corp.	4.050%	7/1/23	900	933
	ITC Holdings Corp.	3.650%	6/15/24	2,025	2,014
	Kansas City Power & Light Co.	3.150%	3/15/23	1,225	1,221
	Kentucky Utilities Co.	3.250%	11/1/20	2,300	2,392
	LG&E & KU Energy LLC	3.750%	11/15/20	5,525	5,833
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	2,750	2,750
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,200	4,265
3	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	2,100	2,090
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	3,000	3,019
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	625	637
	NextEra Energy Capital Holdings Inc.	4.500%	6/1/21	3,000	3,253
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	325	328
	Northern States Power Co.	2.150%	8/15/22	825	782
	Northern States Power Co.	2.600%	5/15/23	1,300	1,254
	NSTAR Electric Co.	2.375%	10/15/22	1,575	1,503
	NSTAR LLC	4.500%	11/15/19	3,500	3,855
	Ohio Power Co.	5.375%	10/1/21	4,175	4,874
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	2,950	3,170
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	1,550	1,980

54

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Pacific Gas & Electric Co.	3.500%	10/1/20	7,985	8,402
	Pacific Gas & Electric Co.	4.250%	5/15/21	200	219
	Pacific Gas & Electric Co.	3.250%	9/15/21	2,500	2,577
	Pacific Gas & Electric Co.	2.450%	8/15/22	1,925	1,839
	Pacific Gas & Electric Co.	3.250%	6/15/23	2,150	2,151
	Pacific Gas & Electric Co.	3.750%	2/15/24	1,800	1,858
	PacifiCorp	3.850%	6/15/21	200	215
	PacifiCorp	2.950%	2/1/22	4,275	4,326
	PacifiCorp	3.600%	4/1/24	2,925	3,029
	Peco Energy Co.	2.375%	9/15/22	2,450	2,349
	Pennsylvania Electric Co.	5.200%	4/1/20	1,700	1,883
	Potomac Electric Power Co.	3.600%	3/15/24	150	155
	PPL Capital Funding Inc.	4.200%	6/15/22	2,501	2,675
	PPL Capital Funding Inc.	3.400%	6/1/23	4,800	4,817
	PPL Capital Funding Inc.	3.950%	3/15/24	2,500	2,591
	PPL Electric Utilities Corp.	3.000%	9/15/21	3,600	3,672
	Progress Energy Inc.	4.875%	12/1/19	2,000	2,247
	Progress Energy Inc.	4.400%	1/15/21	2,000	2,193
	Progress Energy Inc.	3.150%	4/1/22	3,500	3,511
	PSEG Power LLC	5.125%	4/15/20	3,937	4,398
	PSEG Power LLC	4.150%	9/15/21	1,225	1,290
	Public Service Co. of Colorado	3.200%	11/15/20	3,300	3,437
	Public Service Co. of New Hampshire	3.500%	11/1/23	1,100	1,133
	Public Service Co. of Oklahoma	5.150%	12/1/19	650	740
	Public Service Co. of Oklahoma	4.400%	2/1/21	2,000	2,192
	Public Service Electric & Gas Co.	3.500%	8/15/20	2,000	2,121
	Public Service Electric & Gas Co.	2.375%	5/15/23	1,625	1,542
	Puget Energy Inc.	6.500%	12/15/20	2,225	2,689
	Puget Energy Inc.	6.000%	9/1/21	1,750	2,066
	Puget Energy Inc.	5.625%	7/15/22	1,500	1,745
	San Diego Gas & Electric Co.	3.000%	8/15/21	1,950	1,997
	San Diego Gas & Electric Co.	3.600%	9/1/23	1,400	1,461
	SCANA Corp.	4.750%	5/15/21	3,500	3,822
	SCANA Corp.	4.125%	2/1/22	2,825	2,952
	Sierra Pacific Power Co.	3.375%	8/15/23	1,400	1,429
	Southern California Edison Co.	3.875%	6/1/21	2,575	2,776
	Southern California Edison Co.	3.500%	10/1/23	2,225	2,303
	Southwestern Electric Power Co.	3.550%	2/15/22	1,575	1,616
	Tampa Electric Co.	5.400%	5/15/21	3,500	4,071
	Tampa Electric Co.	2.600%	9/15/22	2,050	1,989
	TECO Finance Inc.	5.150%	3/15/20	1,350	1,523
	Tucson Electric Power Co.	5.150%	11/15/21	2,050	2,289
	UIL Holdings Corp.	4.625%	10/1/20	1,850	1,971
	Union Electric Co.	3.500%	4/15/24	2,025	2,070
	Virginia Electric & Power Co.	2.950%	1/15/22	3,200	3,234
	Virginia Electric & Power Co.	3.450%	9/1/22	1,550	1,623
	Virginia Electric and Power Co.	3.450%	2/15/24	1,525	1,555
	Western Massachusetts Electric Co.	3.500%	9/15/21	2,275	2,372
	Wisconsin Electric Power Co.	4.250%	12/15/19	1,525	1,684
	Wisconsin Power & Light Co.	5.000%	7/15/19	2,275	2,585
	Wisconsin Power & Light Co.	2.250%	11/15/22	1,850	1,761
	Xcel Energy Inc.	4.700%	5/15/20	1,900	2,123
	Natural Gas (1.7%)
	AGL Capital Corp.	5.250%	8/15/19	2,300	2,592
	Buckeye Partners LP	4.875%	2/1/21	3,475	3,781
	Buckeye Partners LP	4.150%	7/1/23	4,000	4,117
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	3,977	4,367
	Copano Energy LLC / Copano Energy Finance Corp.	7.125%	4/1/21	2,320	2,630
	DCP Midstream Operating LP	4.950%	4/1/22	3,050	3,334
	DCP Midstream Operating LP	3.875%	3/15/23	4,950	5,002
4	Dominion Gas Holdings LLC	3.550%	11/1/23	5,500	5,590
	El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	3,500	4,106
	El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	7,500	8,192

55

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
El Paso Pipeline Partners Operating Co. LLC	4.300%	5/1/24	3,565	3,595
4 Enable Midstream Partners LP	3.900%	5/15/24	2,900	2,906
Enbridge Energy Partners LP	5.200%	3/15/20	2,175	2,441
Enbridge Energy Partners LP	4.200%	9/15/21	3,675	3,892
Enbridge Inc.	4.000%	10/1/23	950	990
Enbridge Inc.	3.500%	6/10/24	1,300	1,295
Energy Transfer Partners LP	4.150%	10/1/20	2,700	2,855
Energy Transfer Partners LP	4.650%	6/1/21	425	459
Energy Transfer Partners LP	5.200%	2/1/22	4,440	4,916
Energy Transfer Partners LP	3.600%	2/1/23	9,000	8,913
EnLink Midstream Partners LP	4.400%	4/1/24	1,575	1,652
Enterprise Products Operating LLC	5.250%	1/31/20	5,600	6,391
Enterprise Products Operating LLC	5.200%	9/1/20	4,075	4,660
Enterprise Products Operating LLC	4.050%	2/15/22	2,450	2,603
Enterprise Products Operating LLC	3.350%	3/15/23	7,625	7,634
Enterprise Products Operating LLC	3.900%	2/15/24	2,600	2,686
Gulf South Pipeline Co. LP	4.000%	6/15/22	3,175	3,202
Kinder Morgan Energy Partners LP	6.850%	2/15/20	12,275	14,730
Kinder Morgan Energy Partners LP	3.500%	3/1/21	750	760
Kinder Morgan Energy Partners LP	5.800%	3/1/21	2,150	2,456
Kinder Morgan Energy Partners LP	4.150%	3/1/22	1,475	1,529
Kinder Morgan Energy Partners LP	3.950%	9/1/22	4,175	4,268
Kinder Morgan Energy Partners LP	3.450%	2/15/23	4,050	3,937
Kinder Morgan Energy Partners LP	3.500%	9/1/23	2,850	2,766
Kinder Morgan Energy Partners LP	4.150%	2/1/24	725	735
Magellan Midstream Partners LP	6.550%	7/15/19	1,775	2,117
Magellan Midstream Partners LP	4.250%	2/1/21	1,800	1,955
National Fuel Gas Co.	4.900%	12/1/21	3,875	4,220
National Fuel Gas Co.	3.750%	3/1/23	4,275	4,233
Nisource Finance Corp.	5.450%	9/15/20	3,117	3,567
Nisource Finance Corp.	4.450%	12/1/21	1,425	1,542
Nisource Finance Corp.	6.125%	3/1/22	3,175	3,751
Nisource Finance Corp.	3.850%	2/15/23	600	615
ONEOK Partners LP	3.375%	10/1/22	3,763	3,731
ONEOK Partners LP	5.000%	9/15/23	2,000	2,204
Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	2,725	3,165
Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	4,625	5,205
Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	4,700	4,849
Plains All American Pipeline LP / PAA Finance Corp.	3.850%	10/15/23	1,225	1,255
Sempra Energy	2.875%	10/1/22	2,350	2,303
Sempra Energy	4.050%	12/1/23	5,000	5,279
Spectra Energy Capital LLC	3.300%	3/15/23	3,210	3,066
Spectra Energy Partners LP	4.600%	6/15/21	1,850	2,017
Spectra Energy Partners LP	4.750%	3/15/24	3,900	4,210
Sunoco Logistics Partners Operations LP	3.450%	1/15/23	925	911
TransCanada PipeLines Ltd.	3.800%	10/1/20	4,410	4,756
TransCanada PipeLines Ltd.	2.500%	8/1/22	8,400	8,105
TransCanada PipeLines Ltd.	3.750%	10/16/23	2,875	2,965
Western Gas Partners LP	5.375%	6/1/21	5,425	6,146
Williams Cos. Inc.	7.875%	9/1/21	279	346
Williams Cos. Inc.	3.700%	1/15/23	7,000	6,720
Williams Cos. Inc.	4.550%	6/24/24	6,000	6,037
Williams Partners LP	5.250%	3/15/20	8,835	9,969
Williams Partners LP	4.000%	11/15/21	4,625	4,843
Williams Partners LP	3.350%	8/15/22	5,150	5,105
Williams Partners LP	4.300%	3/4/24	4,250	4,405

				567,963

Total Corporate Bonds (Cost $5,925,789)				6,140,167

Sovereign Bonds (U.S. Dollar-Denominated) (7.2%)
Asian Development Bank	1.375%	3/23/20	4,000	3,859
Banco do Brasil SA	3.875%	10/10/22	10,925	10,275
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	7,475	7,054

56

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	11,100	11,375
	Corp. Andina de Fomento	4.375%	6/15/22	10,020	10,686
	Ecopetrol SA	7.625%	7/23/19	9,100	11,133
	Ecopetrol SA	5.875%	9/18/23	4,825	5,424
	European Bank for Reconstruction & Development	1.500%	3/16/20	4,050	3,956
	European Investment Bank	2.875%	9/15/20	14,725	15,391
	European Investment Bank	4.000%	2/16/21	11,750	13,036
	European Investment Bank	2.500%	4/15/21	11,375	11,572
	European Investment Bank	3.250%	1/29/24	16,650	17,299
5	Export Development Canada	1.750%	8/19/19	3,800	3,794
	Export-Import Bank of Korea	5.125%	6/29/20	6,200	7,005
	Export-Import Bank of Korea	4.000%	1/29/21	8,484	9,016
	Export-Import Bank of Korea	4.375%	9/15/21	8,000	8,689
	Export-Import Bank of Korea	5.000%	4/11/22	4,400	4,985
	Export-Import Bank of Korea	4.000%	1/14/24	4,900	5,206
	Federative Republic of Brazil	4.875%	1/22/21	14,300	15,582
	Federative Republic of Brazil	2.625%	1/5/23	15,500	14,314
	Federative Republic of Brazil	8.875%	4/15/24	8,025	11,235
	Federative Republic of Brazil	8.875%	4/15/24	3,000	4,200
	Hydro-Quebec	9.400%	2/1/21	2,000	2,738
	Hydro-Quebec	8.400%	1/15/22	4,825	6,396
	Inter-American Development Bank	1.125%	9/12/19	9,200	8,894
	Inter-American Development Bank	3.875%	9/17/19	9,500	10,476
	Inter-American Development Bank	3.875%	2/14/20	5,675	6,262
	Inter-American Development Bank	2.125%	11/9/20	9,250	9,243
	Inter-American Development Bank	3.000%	10/4/23	6,150	6,339
	Inter-American Development Bank	3.000%	2/21/24	9,200	9,469
	International Bank for Reconstruction & Development	2.125%	11/1/20	26,150	26,098
	International Bank for Reconstruction & Development	2.250%	6/24/21	10,250	10,294
	International Bank for Reconstruction & Development	7.625%	1/19/23	1,857	2,590
6	Japan Bank for International Cooperation	3.375%	7/31/23	2,375	2,495
6	Japan Bank for International Cooperation	3.000%	5/29/24	6,200	6,251
6	Japan Finance Organization for Municipalities	4.000%	1/13/21	6,000	6,576
7	KFW	4.000%	1/27/20	19,675	21,823
7	KFW	2.750%	9/8/20	26,275	27,287
7	KFW	2.375%	8/25/21	15,000	15,080
7	KFW	2.625%	1/25/22	15,460	15,717
7	KFW	2.000%	10/4/22	14,550	14,018
7	KFW	2.125%	1/17/23	19,250	18,650
	Korea Development Bank	3.000%	9/14/22	5,000	4,955
	Korea Development Bank	3.750%	1/22/24	6,900	7,197
	Korea Finance Corp.	4.625%	11/16/21	4,350	4,777
7	Landwirtschaftliche Rentenbank	1.375%	10/23/19	2,375	2,327
	Nexen Energy ULC	6.200%	7/30/19	3,500	4,101
	Nordic Investment Bank	1.875%	6/14/19	4,500	4,531
	North American Development Bank	4.375%	2/11/20	1,200	1,276
	North American Development Bank	2.400%	10/26/22	2,200	2,098
3	Oriental Republic of Uruguay	8.000%	11/18/22	3,430	4,476
	Petrobras Global Finance BV	4.875%	3/17/20	12,900	13,233
	Petrobras Global Finance BV	4.375%	5/20/23	10,100	9,708
	Petrobras Global Finance BV	6.250%	3/17/24	17,200	18,290
	Petrobras International Finance Co.	5.750%	1/20/20	9,115	9,741
	Petrobras International Finance Co.	5.375%	1/27/21	26,867	27,905
	Petroleos Mexicanos	6.000%	3/5/20	5,825	6,668
	Petroleos Mexicanos	5.500%	1/21/21	16,660	18,616
	Petroleos Mexicanos	4.875%	1/24/22	16,400	17,701
	Petroleos Mexicanos	3.500%	1/30/23	9,175	8,970
	Petroleos Mexicanos	4.875%	1/18/24	2,800	2,968
4	Petroleos Mexicanos	4.875%	1/18/24	600	636
3	Petroleos Mexicanos	2.290%	2/15/24	1,900	1,896
	Province of British Columbia	2.650%	9/22/21	5,000	5,039
	Province of British Columbia	2.000%	10/23/22	7,000	6,641
	Province of Manitoba	9.250%	4/1/20	1,500	2,030
	Province of Manitoba	2.100%	9/6/22	3,550	3,399

57

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Province of Manitoba	3.050%	5/14/24	5,800	5,853
Province of Nova Scotia	8.250%	7/30/22	4,700	6,332
Province of Ontario	1.650%	9/27/19	9,350	9,171
Province of Ontario	4.000%	10/7/19	8,900	9,753
Province of Ontario	4.400%	4/14/20	9,100	10,169
Province of Ontario	2.450%	6/29/22	2,150	2,098
Province of Ontario	3.200%	5/16/24	7,800	7,870
Quebec	3.500%	7/29/20	2,700	2,889
Quebec	2.750%	8/25/21	20,350	20,492
Quebec	2.625%	2/13/23	2,575	2,500
Quebec	7.125%	2/9/24	3,325	4,344
Republic of Chile	3.875%	8/5/20	3,800	4,070
Republic of Chile	3.250%	9/14/21	8,900	9,163
Republic of Chile	2.250%	10/30/22	3,275	3,078
Republic of Colombia	11.750%	2/25/20	1,900	2,749
Republic of Colombia	4.375%	7/12/21	9,400	10,081
3 Republic of Colombia	2.625%	3/15/23	7,225	6,754
Republic of Colombia	4.000%	2/26/24	9,450	9,734
Republic of Colombia	8.125%	5/21/24	3,690	4,963
Republic of Italy	6.875%	9/27/23	14,950	19,050
Republic of Korea	3.875%	9/11/23	6,300	6,743
Republic of Panama	5.200%	1/30/20	7,125	7,926
Republic of Philippines	6.500%	1/20/20	6,075	7,244
Republic of Philippines	4.000%	1/15/21	8,350	8,851
Republic of Philippines	4.200%	1/21/24	9,625	10,215
Republic of Poland	6.375%	7/15/19	16,500	19,552
Republic of Poland	5.125%	4/21/21	11,500	12,937
Republic of Poland	5.000%	3/23/22	19,800	22,015
Republic of Poland	3.000%	3/17/23	6,805	6,604
Republic of Poland	4.000%	1/22/24	9,000	9,383
Republic of South Africa	5.500%	3/9/20	12,805	13,979
Republic of South Africa	5.875%	5/30/22	3,000	3,339
Republic of South Africa	4.665%	1/17/24	5,375	5,472
Republic of Turkey	7.500%	11/7/19	2,100	2,484
Republic of Turkey	7.000%	6/5/20	5,150	6,010
Republic of Turkey	5.625%	3/30/21	15,600	17,018
Republic of Turkey	5.125%	3/25/22	8,475	8,960
Republic of Turkey	6.250%	9/26/22	17,800	20,144
Republic of Turkey	3.250%	3/23/23	3,000	2,761
Republic of Turkey	5.750%	3/22/24	16,000	17,380
State of Israel	4.000%	6/30/22	9,475	10,153
State of Israel	3.150%	6/30/23	3,100	3,097
Statoil ASA	2.900%	11/8/20	7,300	7,435
Statoil ASA	3.150%	1/23/22	975	995
Statoil ASA	2.450%	1/17/23	3,300	3,161
Statoil ASA	3.700%	3/1/24	8,000	8,362
United Mexican States	5.125%	1/15/20	11,101	12,581
United Mexican States	3.500%	1/21/21	9,500	9,861
United Mexican States	3.625%	3/15/22	17,874	18,533
United Mexican States	4.000%	10/2/23	23,013	24,159

Total Sovereign Bonds (Cost $1,056,002)				1,079,428

Taxable Municipal Bonds (0.2%)
California GO	6.200%	10/1/19	3,925	4,731
California GO	5.700%	11/1/21	1,300	1,561
California GO	6.650%	3/1/22	3,500	4,364
Cornell University New York GO	5.450%	2/1/19	1,350	1,555
Emory University Georgia GO	5.625%	9/1/19	1,000	1,175
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	1,650	1,650
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	6,250	6,308
Illinois GO	4.950%	6/1/23	1,700	1,794

58

Vanguard® Intermediate-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Massachusetts GO	4.200%	12/1/21	3,375	3,650
University of California Revenue	1.796%	7/1/19	2,950	2,917
Total Taxable Municipal Bonds (Cost $27,977)				29,705

			Shares
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
8 Vanguard Market Liquidity Fund
(Cost $97,401)	0.111%		97,400,608	97,401
Total Investments (99.7%) (Cost $14,703,606)				15,072,694
Other Assets and Liabilities—Net (0.3%)				37,835
Net Assets (100%)				15,110,529

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $50,268,000, representing
0.3% of net assets.
5 Guaranteed by the Government of Canada.
6 Guaranteed by the Government of Japan.
7 Guaranteed by the Federal Republic of Germany.
8 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

59

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (34.4%)
U.S. Government Securities (32.0%)
	United States Treasury Note/Bond	2.750%	11/15/23	10,960	11,226
	United States Treasury Note/Bond	2.750%	2/15/24	22,400	22,894
	United States Treasury Note/Bond	2.500%	5/15/24	8,190	8,173
	United States Treasury Note/Bond	7.500%	11/15/24	14,410	21,010
	United States Treasury Note/Bond	6.875%	8/15/25	24,165	34,209
	United States Treasury Note/Bond	6.000%	2/15/26	13,365	17,851
	United States Treasury Note/Bond	6.750%	8/15/26	7,000	9,953
	United States Treasury Note/Bond	6.500%	11/15/26	2,105	2,946
	United States Treasury Note/Bond	6.625%	2/15/27	1,500	2,126
	United States Treasury Note/Bond	6.375%	8/15/27	11,955	16,709
	United States Treasury Note/Bond	6.125%	11/15/27	17,360	23,821
	United States Treasury Note/Bond	5.500%	8/15/28	36,180	47,283
	United States Treasury Note/Bond	5.250%	11/15/28	35,405	45,307
	United States Treasury Note/Bond	5.250%	2/15/29	13,915	17,820
	United States Treasury Note/Bond	6.125%	8/15/29	33,565	46,802
	United States Treasury Note/Bond	6.250%	5/15/30	20,070	28,490
	United States Treasury Note/Bond	5.375%	2/15/31	45,470	59,630
	United States Treasury Note/Bond	4.500%	2/15/36	25,110	30,446
	United States Treasury Note/Bond	4.750%	2/15/37	5,780	7,252
	United States Treasury Note/Bond	5.000%	5/15/37	22,025	28,543
	United States Treasury Note/Bond	4.375%	2/15/38	30,198	35,987
	United States Treasury Note/Bond	4.500%	5/15/38	22,065	26,781
	United States Treasury Note/Bond	3.500%	2/15/39	2,351	2,448
	United States Treasury Note/Bond	4.250%	5/15/39	59,442	69,677
	United States Treasury Note/Bond	4.500%	8/15/39	32,031	38,968
	United States Treasury Note/Bond	4.375%	11/15/39	39,500	47,209
	United States Treasury Note/Bond	4.625%	2/15/40	51,701	64,174
	United States Treasury Note/Bond	4.375%	5/15/40	66,698	79,819
	United States Treasury Note/Bond	3.875%	8/15/40	59,305	65,662
	United States Treasury Note/Bond	4.250%	11/15/40	81,850	96,199
	United States Treasury Note/Bond	4.750%	2/15/41	67,355	85,414
	United States Treasury Note/Bond	4.375%	5/15/41	54,925	65,910
	United States Treasury Note/Bond	3.750%	8/15/41	4,915	5,327
	United States Treasury Note/Bond	3.125%	11/15/41	46,295	44,776
	United States Treasury Note/Bond	3.125%	2/15/42	56,722	54,772
	United States Treasury Note/Bond	3.000%	5/15/42	77,915	73,325
	United States Treasury Note/Bond	2.750%	8/15/42	117,983	105,281
	United States Treasury Note/Bond	2.750%	11/15/42	132,120	117,669
	United States Treasury Note/Bond	3.125%	2/15/43	131,640	126,436
	United States Treasury Note/Bond	2.875%	5/15/43	66,215	60,380
	United States Treasury Note/Bond	3.625%	8/15/43	152,500	160,744
	United States Treasury Note/Bond	3.750%	11/15/43	112,158	120,903
	United States Treasury Note/Bond	3.625%	2/15/44	71,445	75,240
	United States Treasury Note/Bond	3.375%	5/15/44	48,250	48,476
					2,154,068
Agency Bonds and Notes (2.4%)
1	Federal Home Loan Banks	5.375%	8/15/24	100	121
1	Federal Home Loan Banks	5.625%	3/14/36	1,000	1,277
1	Federal Home Loan Banks	5.500%	7/15/36	6,065	7,754
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	2,490	3,518
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	16,260	23,340
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	10,617	14,654
2	Federal National Mortgage Assn.	6.250%	5/15/29	11,900	16,078
2	Federal National Mortgage Assn.	7.125%	1/15/30	9,175	13,429
2	Federal National Mortgage Assn.	7.250%	5/15/30	8,835	13,078
2	Federal National Mortgage Assn.	6.625%	11/15/30	9,050	12,747
2,3	Federal National Mortgage Assn.	6.000%	4/18/36	2,000	2,169
2	Federal National Mortgage Assn.	5.625%	7/15/37	4,760	6,261
2	Federal National Mortgage Assn.	6.210%	8/6/38	1,000	1,418
	Private Export Funding Corp.	2.450%	7/15/24	3,350	3,174
	Resolution Funding Corp.	8.625%	1/15/21	850	1,170

60

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Tennessee Valley Authority	6.750%	11/1/25	5,330	7,091
1	Tennessee Valley Authority	7.125%	5/1/30	3,970	5,647
1	Tennessee Valley Authority	4.650%	6/15/35	5,010	5,484
1	Tennessee Valley Authority	5.880%	4/1/36	1,535	1,965
1	Tennessee Valley Authority	5.980%	4/1/36	1,000	1,293
1	Tennessee Valley Authority	6.150%	1/15/38	2,450	3,289
1	Tennessee Valley Authority	5.500%	6/15/38	1,175	1,449
1	Tennessee Valley Authority	5.250%	9/15/39	6,090	7,324
1	Tennessee Valley Authority	3.500%	12/15/42	3,150	2,874
1	Tennessee Valley Authority	4.875%	1/15/48	2,650	2,970
1	Tennessee Valley Authority	5.375%	4/1/56	1,950	2,342
1	Tennessee Valley Authority	4.625%	9/15/60	2,000	2,121
					164,037

Total U.S. Government and Agency Obligations (Cost $2,186,497)					2,318,105

Corporate Bonds (50.4%)
Finance (9.5%)
	Banking (4.9%)
	American Express Co.	4.050%	12/3/42	3,031	2,906
	Bank of America Corp.	6.110%	1/29/37	5,825	6,710
	Bank of America Corp.	7.750%	5/14/38	6,175	8,439
	Bank of America Corp.	5.875%	2/7/42	5,270	6,230
	Bank of America Corp.	5.000%	1/21/44	6,375	6,751
	Bank of America Corp.	4.875%	4/1/44	4,100	4,247
	Bank of America NA	6.000%	10/15/36	3,600	4,360
	Bank of New York Mellon Corp.	3.950%	11/18/25	1,125	1,178
	Bank One Capital III	8.750%	9/1/30	725	985
	Bank One Corp.	7.625%	10/15/26	4,975	6,516
	Bank One Corp.	8.000%	4/29/27	185	253
3,4	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	450	538
	Citigroup Inc.	5.500%	9/13/25	3,900	4,348
	Citigroup Inc.	6.625%	1/15/28	125	154
	Citigroup Inc.	6.625%	6/15/32	3,350	4,016
	Citigroup Inc.	5.875%	2/22/33	2,900	3,216
	Citigroup Inc.	6.000%	10/31/33	2,025	2,276
	Citigroup Inc.	5.850%	12/11/34	1,636	1,891
	Citigroup Inc.	6.125%	8/25/36	5,815	6,684
	Citigroup Inc.	6.875%	3/5/38	4,390	5,767
	Citigroup Inc.	8.125%	7/15/39	6,695	10,047
	Citigroup Inc.	5.875%	1/30/42	2,915	3,466
	Citigroup Inc.	6.675%	9/13/43	3,350	4,128
	Citigroup Inc.	4.950%	11/7/43	1,500	1,586
	Citigroup Inc.	5.300%	5/6/44	3,575	3,706
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	3,025	3,382
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	6,050	6,961
	Credit Suisse USA Inc.	7.125%	7/15/32	2,200	3,015
	Discover Bank	4.250%	3/13/26	1,175	1,221
	Fifth Third Bancorp	8.250%	3/1/38	2,945	4,312
	Goldman Sachs Capital I	6.345%	2/15/34	4,375	4,974
	Goldman Sachs Group Inc.	3.850%	7/8/24	6,775	6,766
	Goldman Sachs Group Inc.	5.950%	1/15/27	3,308	3,739
	Goldman Sachs Group Inc.	6.125%	2/15/33	7,700	9,210
	Goldman Sachs Group Inc.	6.450%	5/1/36	4,200	4,861
	Goldman Sachs Group Inc.	6.750%	10/1/37	16,690	19,923
	Goldman Sachs Group Inc.	6.250%	2/1/41	6,700	8,137
	Goldman Sachs Group Inc.	4.800%	7/8/44	2,825	2,811
	HSBC Bank USA NA	5.875%	11/1/34	4,090	4,894
	HSBC Bank USA NA	5.625%	8/15/35	3,425	3,987
	HSBC Bank USA NA	7.000%	1/15/39	1,325	1,790
	HSBC Holdings plc	7.625%	5/17/32	1,050	1,388
	HSBC Holdings plc	7.350%	11/27/32	200	258
	HSBC Holdings plc	6.500%	5/2/36	5,925	7,214
	HSBC Holdings plc	6.500%	9/15/37	6,750	8,269

61

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
HSBC Holdings plc	6.800%	6/1/38	4,240	5,403
HSBC Holdings plc	6.100%	1/14/42	2,450	3,070
HSBC Holdings plc	5.250%	3/14/44	4,875	5,228
JPMorgan Chase & Co.	6.400%	5/15/38	6,600	8,309
JPMorgan Chase & Co.	5.500%	10/15/40	4,275	4,886
JPMorgan Chase & Co.	5.600%	7/15/41	4,175	4,888
JPMorgan Chase & Co.	5.400%	1/6/42	4,130	4,698
JPMorgan Chase & Co.	5.625%	8/16/43	3,550	3,994
JPMorgan Chase & Co.	4.850%	2/1/44	4,025	4,246
KeyBank NA	6.950%	2/1/28	868	1,090
Morgan Stanley	5.000%	11/24/25	6,625	7,062
Morgan Stanley	6.250%	8/9/26	2,325	2,840
Morgan Stanley	7.250%	4/1/32	2,875	3,834
Morgan Stanley	6.375%	7/24/42	5,750	7,241
Northern Trust Corp.	3.950%	10/30/25	2,100	2,177
People's United Bank	4.000%	7/15/24	1,375	1,379
PNC Bank NA	4.200%	11/1/25	1,225	1,296
UBS AG	7.750%	9/1/26	1,500	1,980
Wachovia Bank NA	5.850%	2/1/37	3,875	4,762
Wachovia Bank NA	6.600%	1/15/38	7,375	9,949
Wachovia Corp.	6.605%	10/1/25	1,725	2,116
Wachovia Corp.	7.574%	8/1/26	125	164
Wachovia Corp.	7.500%	4/15/35	1,350	1,839
Wachovia Corp.	5.500%	8/1/35	1,510	1,694
Wachovia Corp.	6.550%	10/15/35	125	153
Wells Fargo & Co.	4.100%	6/3/26	6,000	6,060
Wells Fargo & Co.	5.375%	2/7/35	2,450	2,836
Wells Fargo & Co.	5.375%	11/2/43	6,550	7,182
Wells Fargo & Co.	5.606%	1/15/44	2,900	3,281
Wells Fargo Bank NA	5.950%	8/26/36	3,155	3,935
3 Wells Fargo Capital X	5.950%	12/1/86	2,525	2,582
Brokerage (0.1%)
Invesco Finance plc	5.375%	11/30/43	1,600	1,788
Jefferies Group LLC	6.450%	6/8/27	900	1,015
Jefferies Group LLC	6.250%	1/15/36	1,150	1,222
Jefferies Group LLC	6.500%	1/20/43	1,575	1,739
Legg Mason Inc.	3.950%	7/15/24	825	832
Legg Mason Inc.	5.625%	1/15/44	1,600	1,730
Leucadia National Corp.	6.625%	10/23/43	825	881
Finance Companies (1.0%)
GATX Corp.	5.200%	3/15/44	200	213
General Electric Capital Corp.	6.750%	3/15/32	16,405	21,613
General Electric Capital Corp.	6.150%	8/7/37	6,930	8,560
General Electric Capital Corp.	5.875%	1/14/38	20,425	24,674
General Electric Capital Corp.	6.875%	1/10/39	10,850	14,632
Insurance (3.3%)
ACE Capital Trust II	9.700%	4/1/30	1,100	1,628
ACE INA Holdings Inc.	6.700%	5/15/36	1,000	1,343
ACE INA Holdings Inc.	4.150%	3/13/43	1,350	1,323
Aetna Inc.	6.625%	6/15/36	2,700	3,485
Aetna Inc.	6.750%	12/15/37	1,475	1,947
Aetna Inc.	4.500%	5/15/42	1,450	1,470
Aetna Inc.	4.125%	11/15/42	1,075	1,034
Aetna Inc.	4.750%	3/15/44	1,150	1,206
Aflac Inc.	6.900%	12/17/39	1,125	1,498
Aflac Inc.	6.450%	8/15/40	1,285	1,628
AIG Life Holdings Inc.	8.500%	7/1/30	250	336
Allstate Corp.	5.350%	6/1/33	1,950	2,240
Allstate Corp.	5.550%	5/9/35	1,300	1,538
Allstate Corp.	5.950%	4/1/36	550	688
Allstate Corp.	4.500%	6/15/43	1,125	1,162
3 Allstate Corp.	6.500%	5/15/67	1,000	1,089
American International Group Inc.	6.250%	5/1/36	2,350	2,959

62

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American International Group Inc.	6.820%	11/15/37	826	1,103
3	American International Group Inc.	8.175%	5/15/68	10,575	14,590
3	American International Group Inc.	6.250%	3/15/87	2,975	3,328
	Aon Corp.	8.205%	1/1/27	250	319
	Aon Corp.	6.250%	9/30/40	1,600	1,997
	Aon plc	4.250%	12/12/42	575	546
	Aon plc	4.450%	5/24/43	1,325	1,289
	Aon plc	4.600%	6/14/44	3,325	3,303
	Arch Capital Group Ltd.	7.350%	5/1/34	625	853
	Arch Capital Group US Inc.	5.144%	11/1/43	2,025	2,187
	Assurant Inc.	6.750%	2/15/34	1,419	1,679
	AXA SA	8.600%	12/15/30	4,275	5,745
	AXIS Specialty Finance plc	5.150%	4/1/45	1,975	2,040
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	3,725	4,465
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	1,775	1,792
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	1,650	1,639
	Berkshire Hathaway Inc.	4.500%	2/11/43	2,125	2,180
	Chubb Corp.	6.000%	5/11/37	2,600	3,269
	Chubb Corp.	6.500%	5/15/38	1,375	1,838
	Cigna Corp.	7.875%	5/15/27	500	653
	Cigna Corp.	6.150%	11/15/36	525	649
	Cigna Corp.	5.875%	3/15/41	1,785	2,170
	Cigna Corp.	5.375%	2/15/42	2,445	2,777
	Cincinnati Financial Corp.	6.920%	5/15/28	1,200	1,480
	Cincinnati Financial Corp.	6.125%	11/1/34	1,350	1,544
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	1,425	1,714
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	1,500	1,502
	Genworth Holdings Inc.	6.500%	6/15/34	825	998
	Hartford Financial Services Group Inc.	5.950%	10/15/36	875	1,054
	Hartford Financial Services Group Inc.	6.625%	3/30/40	486	630
	Hartford Financial Services Group Inc.	6.100%	10/1/41	2,100	2,609
	Hartford Financial Services Group Inc.	4.300%	4/15/43	400	387
	Humana Inc.	8.150%	6/15/38	725	1,051
	Humana Inc.	4.625%	12/1/42	1,300	1,287
	Lincoln National Corp.	6.150%	4/7/36	2,750	3,357
	Lincoln National Corp.	7.000%	6/15/40	1,350	1,848
	Loews Corp.	6.000%	2/1/35	800	957
	Loews Corp.	4.125%	5/15/43	2,100	1,963
	Markel Corp.	5.000%	3/30/43	1,100	1,143
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	875	1,024
	MetLife Inc.	6.500%	12/15/32	1,050	1,361
	MetLife Inc.	6.375%	6/15/34	1,150	1,485
	MetLife Inc.	5.700%	6/15/35	1,775	2,138
	MetLife Inc.	5.875%	2/6/41	5,400	6,650
	MetLife Inc.	4.125%	8/13/42	2,075	2,006
	MetLife Inc.	4.875%	11/13/43	2,400	2,590
3	MetLife Inc.	6.400%	12/15/66	3,415	3,838
3	MetLife Inc.	10.750%	8/1/69	1,340	2,124
	Munich Re America Corp.	7.450%	12/15/26	1,000	1,310
3	Nationwide Financial Services Inc.	6.750%	5/15/67	1,000	1,036
	Principal Financial Group Inc.	6.050%	10/15/36	2,225	2,692
	Principal Financial Group Inc.	4.625%	9/15/42	375	382
	Principal Financial Group Inc.	4.350%	5/15/43	800	787
	Progressive Corp.	6.625%	3/1/29	2,450	3,238
	Progressive Corp.	4.350%	4/25/44	1,750	1,770
	Protective Life Corp.	8.450%	10/15/39	900	1,310
	Prudential Financial Inc.	5.750%	7/15/33	150	175
	Prudential Financial Inc.	5.400%	6/13/35	1,820	2,048
	Prudential Financial Inc.	5.900%	3/17/36	1,350	1,608
	Prudential Financial Inc.	5.700%	12/14/36	5,100	5,974
	Prudential Financial Inc.	6.625%	12/1/37	1,450	1,870
	Prudential Financial Inc.	6.625%	6/21/40	600	783
	Prudential Financial Inc.	6.200%	11/15/40	1,350	1,687
	Prudential Financial Inc.	5.625%	5/12/41	125	146

63

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Prudential Financial Inc.	5.100%	8/15/43	1,650	1,778
Prudential Financial Inc.	4.600%	5/15/44	2,400	2,415
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	1,115	1,415
Transatlantic Holdings Inc.	8.000%	11/30/39	800	1,101
Travelers Cos. Inc.	6.750%	6/20/36	1,000	1,356
Travelers Cos. Inc.	6.250%	6/15/37	2,175	2,812
Travelers Cos. Inc.	5.350%	11/1/40	2,125	2,489
Travelers Cos. Inc.	4.600%	8/1/43	1,975	2,086
Travelers Property Casualty Corp.	6.375%	3/15/33	1,250	1,621
Trinity Acquisition plc	6.125%	8/15/43	900	994
UnitedHealth Group Inc.	5.800%	3/15/36	1,635	1,968
UnitedHealth Group Inc.	6.500%	6/15/37	890	1,157
UnitedHealth Group Inc.	6.625%	11/15/37	1,575	2,072
UnitedHealth Group Inc.	6.875%	2/15/38	3,560	4,807
UnitedHealth Group Inc.	5.950%	2/15/41	1,500	1,851
UnitedHealth Group Inc.	4.625%	11/15/41	3,700	3,867
UnitedHealth Group Inc.	4.375%	3/15/42	1,500	1,503
UnitedHealth Group Inc.	3.950%	10/15/42	1,500	1,398
UnitedHealth Group Inc.	4.250%	3/15/43	2,800	2,740
Unum Group	5.750%	8/15/42	650	755
Validus Holdings Ltd.	8.875%	1/26/40	940	1,354
Voya Financial Inc.	5.700%	7/15/43	750	876
WellPoint Inc.	5.950%	12/15/34	441	526
WellPoint Inc.	5.850%	1/15/36	2,575	3,055
WellPoint Inc.	6.375%	6/15/37	1,820	2,308
WellPoint Inc.	4.625%	5/15/42	3,300	3,338
WellPoint Inc.	4.650%	1/15/43	2,325	2,365
WellPoint Inc.	5.100%	1/15/44	1,725	1,872
XL Group plc	6.375%	11/15/24	1,150	1,388
XL Group plc	6.250%	5/15/27	825	981
XLIT Ltd.	5.250%	12/15/43	1,450	1,588
Other Finance (0.0%)
CME Group Inc.	5.300%	9/15/43	1,850	2,112

Real Estate Investment Trusts (0.2%)
ERP Operating LP	4.500%	7/1/44	1,700	1,702
HCP Inc.	6.750%	2/1/41	1,600	2,112
Health Care REIT Inc.	6.500%	3/15/41	900	1,137
Health Care REIT Inc.	5.125%	3/15/43	1,900	2,026
Realty Income Corp.	5.875%	3/15/35	920	1,066
Simon Property Group LP	6.750%	2/1/40	1,350	1,836
Simon Property Group LP	4.750%	3/15/42	2,100	2,231
Ventas Realty LP	5.700%	9/30/43	750	871
				642,053
Industrial (31.6%)
Basic Industry (3.1%)
Agrium Inc.	6.125%	1/15/41	1,850	2,194
Agrium Inc.	4.900%	6/1/43	2,325	2,365
Barrick Gold Corp.	5.250%	4/1/42	2,025	1,979
Barrick North America Finance LLC	7.500%	9/15/38	1,050	1,238
Barrick North America Finance LLC	5.700%	5/30/41	2,400	2,481
Barrick North America Finance LLC	5.750%	5/1/43	4,675	4,836
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,320	2,432
BHP Billiton Finance USA Ltd.	6.420%	3/1/26	500	609
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	3,860	3,776
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	7,400	8,152
CF Industries Inc.	5.150%	3/15/34	3,000	3,184
CF Industries Inc.	4.950%	6/1/43	2,475	2,478
CF Industries Inc.	5.375%	3/15/44	1,750	1,867
Cliffs Natural Resources Inc.	6.250%	10/1/40	1,975	1,705
Domtar Corp.	6.250%	9/1/42	1,375	1,501
Dow Chemical Co.	7.375%	11/1/29	2,300	3,093
Dow Chemical Co.	9.400%	5/15/39	2,950	4,821

64

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Dow Chemical Co.	5.250%	11/15/41	2,675	2,900
Dow Chemical Co.	4.375%	11/15/42	4,150	3,970
Eastman Chemical Co.	4.800%	9/1/42	2,225	2,249
Eastman Chemical Co.	4.650%	10/15/44	1,400	1,384
Ecolab Inc.	5.500%	12/8/41	2,690	3,116
EI du Pont de Nemours & Co.	6.500%	1/15/28	775	994
EI du Pont de Nemours & Co.	5.600%	12/15/36	625	746
EI du Pont de Nemours & Co.	4.900%	1/15/41	2,575	2,822
EI du Pont de Nemours & Co.	4.150%	2/15/43	2,075	2,020
Freeport-McMoRan Inc.	5.450%	3/15/43	6,905	7,159
Georgia-Pacific LLC	7.375%	12/1/25	775	1,017
Georgia-Pacific LLC	7.250%	6/1/28	1,200	1,602
Georgia-Pacific LLC	8.875%	5/15/31	1,500	2,249
Goldcorp Inc.	5.450%	6/9/44	1,500	1,545
International Paper Co.	8.700%	6/15/38	795	1,194
International Paper Co.	7.300%	11/15/39	1,890	2,547
International Paper Co.	6.000%	11/15/41	2,250	2,647
International Paper Co.	4.800%	6/15/44	1,500	1,500
Kinross Gold Corp.	6.875%	9/1/41	695	713
Lubrizol Corp.	6.500%	10/1/34	925	1,207
LYB International Finance BV	5.250%	7/15/43	1,200	1,310
LYB International Finance BV	4.875%	3/15/44	4,150	4,286
Monsanto Co.	5.500%	8/15/25	1,350	1,611
Monsanto Co.	4.200%	7/15/34	4,300	4,340
Monsanto Co.	5.875%	4/15/38	1,350	1,610
Monsanto Co.	3.600%	7/15/42	425	375
Monsanto Co.	4.400%	7/15/44	1,800	1,800
Monsanto Co.	4.700%	7/15/64	1,920	1,923
Mosaic Co.	5.450%	11/15/33	1,100	1,229
Mosaic Co.	4.875%	11/15/41	830	842
Mosaic Co.	5.625%	11/15/43	1,500	1,704
Newmont Mining Corp.	5.875%	4/1/35	1,210	1,226
Newmont Mining Corp.	6.250%	10/1/39	2,785	2,923
Newmont Mining Corp.	4.875%	3/15/42	4,025	3,621
Nucor Corp.	6.400%	12/1/37	2,350	2,867
Nucor Corp.	5.200%	8/1/43	1,100	1,170
Placer Dome Inc.	6.450%	10/15/35	700	747
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,465	1,752
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	1,850	2,195
PPG Industries Inc.	7.700%	3/15/38	650	924
PPG Industries Inc.	5.500%	11/15/40	275	325
Praxair Inc.	3.550%	11/7/42	950	867
Reliance Steel & Aluminum Co.	6.850%	11/15/36	350	394
Rio Tinto Alcan Inc.	5.750%	6/1/35	4,350	4,922
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	3,175	4,151
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	3,175	3,484
Rio Tinto Finance USA plc	4.750%	3/22/42	1,250	1,279
Rio Tinto Finance USA plc	4.125%	8/21/42	2,450	2,304
Rohm & Haas Co.	7.850%	7/15/29	3,050	4,230
Southern Copper Corp.	7.500%	7/27/35	3,850	4,469
Southern Copper Corp.	6.750%	4/16/40	2,545	2,772
Southern Copper Corp.	5.250%	11/8/42	3,120	2,859
Syngenta Finance NV	4.375%	3/28/42	650	660
Teck Resources Ltd.	6.125%	10/1/35	2,025	2,156
Teck Resources Ltd.	6.000%	8/15/40	2,775	2,910
Teck Resources Ltd.	6.250%	7/15/41	2,300	2,493
Teck Resources Ltd.	5.200%	3/1/42	2,595	2,488
Teck Resources Ltd.	5.400%	2/1/43	525	523
Vale Canada Ltd.	7.200%	9/15/32	1,050	1,181
Vale Overseas Ltd.	8.250%	1/17/34	1,225	1,531
Vale Overseas Ltd.	6.875%	11/21/36	9,255	10,257
Vale Overseas Ltd.	6.875%	11/10/39	5,255	5,864
Vale SA	5.625%	9/11/42	3,925	3,793
Westvaco Corp.	7.950%	2/15/31	1,875	2,426

65

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Weyerhaeuser Co.	8.500%	1/15/25	875	1,177
Weyerhaeuser Co.	7.375%	3/15/32	3,950	5,348
Weyerhaeuser Co.	6.875%	12/15/33	800	1,046
Worthington Industries Inc.	4.550%	4/15/26	700	728
4 Yamana Gold Inc.	4.950%	7/15/24	1,010	1,012
Capital Goods (2.3%)
3M Co.	6.375%	2/15/28	500	656
3M Co.	5.700%	3/15/37	1,210	1,506
ABB Finance USA Inc.	4.375%	5/8/42	1,525	1,553
Boeing Co.	7.950%	8/15/24	875	1,226
Boeing Co.	6.125%	2/15/33	1,325	1,700
Boeing Co.	6.625%	2/15/38	1,050	1,425
Boeing Co.	6.875%	3/15/39	2,375	3,322
Boeing Co.	5.875%	2/15/40	1,175	1,477
Caterpillar Inc.	5.300%	9/15/35	600	696
Caterpillar Inc.	6.050%	8/15/36	2,725	3,374
Caterpillar Inc.	5.200%	5/27/41	1,200	1,365
Caterpillar Inc.	3.803%	8/15/42	5,441	5,018
Caterpillar Inc.	4.300%	5/15/44	1,750	1,744
Caterpillar Inc.	4.750%	5/15/64	1,200	1,240
Deere & Co.	5.375%	10/16/29	1,975	2,347
Deere & Co.	8.100%	5/15/30	1,000	1,477
Deere & Co.	7.125%	3/3/31	200	275
Deere & Co.	3.900%	6/9/42	3,400	3,222
Dover Corp.	5.375%	10/15/35	825	953
Dover Corp.	6.600%	3/15/38	725	970
Dover Corp.	5.375%	3/1/41	900	1,046
Eaton Corp.	4.000%	11/2/32	2,020	2,009
Eaton Corp.	4.150%	11/2/42	2,750	2,660
Emerson Electric Co.	6.000%	8/15/32	1,650	2,075
Emerson Electric Co.	6.125%	4/15/39	825	1,049
Emerson Electric Co.	5.250%	11/15/39	175	202
General Dynamics Corp.	3.600%	11/15/42	1,900	1,735
General Electric Co.	4.125%	10/9/42	6,400	6,309
General Electric Co.	4.500%	3/11/44	7,080	7,363
Honeywell International Inc.	5.700%	3/15/36	2,500	3,046
Honeywell International Inc.	5.700%	3/15/37	1,525	1,867
Honeywell International Inc.	5.375%	3/1/41	2,920	3,477
Illinois Tool Works Inc.	4.875%	9/15/41	2,100	2,271
Illinois Tool Works Inc.	3.900%	9/1/42	2,750	2,575
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	1,200	1,396
Legrand France SA	8.500%	2/15/25	850	1,182
Lockheed Martin Corp.	6.150%	9/1/36	5,535	6,951
Lockheed Martin Corp.	5.500%	11/15/39	1,350	1,578
Lockheed Martin Corp.	5.720%	6/1/40	2,189	2,610
Lockheed Martin Corp.	4.850%	9/15/41	325	354
Lockheed Martin Corp.	4.070%	12/15/42	1,925	1,849
Northrop Grumman Corp.	5.050%	11/15/40	1,900	2,057
Northrop Grumman Corp.	4.750%	6/1/43	2,650	2,760
Northrop Grumman Systems Corp.	7.750%	2/15/31	1,315	1,811
Owens Corning	7.000%	12/1/36	1,475	1,792
Parker Hannifin Corp.	6.250%	5/15/38	995	1,272
Precision Castparts Corp.	3.900%	1/15/43	1,275	1,224
Raytheon Co.	7.200%	8/15/27	400	525
Raytheon Co.	4.875%	10/15/40	1,300	1,430
Raytheon Co.	4.700%	12/15/41	1,975	2,121
Republic Services Inc.	6.200%	3/1/40	1,860	2,318
Republic Services Inc.	5.700%	5/15/41	2,500	2,938
Rockwell Automation Inc.	6.700%	1/15/28	300	387
Rockwell Automation Inc.	6.250%	12/1/37	800	1,019
Sonoco Products Co.	5.750%	11/1/40	1,950	2,250
Stanley Black & Decker Inc.	5.200%	9/1/40	1,200	1,334
United Technologies Corp.	6.700%	8/1/28	1,175	1,534

66

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United Technologies Corp.	7.500%	9/15/29	1,875	2,678
United Technologies Corp.	5.400%	5/1/35	1,775	2,110
United Technologies Corp.	6.050%	6/1/36	2,125	2,691
United Technologies Corp.	6.125%	7/15/38	2,275	2,941
United Technologies Corp.	5.700%	4/15/40	4,085	5,014
United Technologies Corp.	4.500%	6/1/42	11,750	12,265
Waste Management Inc.	7.100%	8/1/26	1,745	2,304
Waste Management Inc.	7.000%	7/15/28	1,395	1,842
Waste Management Inc.	7.750%	5/15/32	1,375	1,953
Waste Management Inc.	6.125%	11/30/39	1,620	2,027
Communication (7.6%)
21st Century Fox America Inc.	6.550%	3/15/33	225	281
21st Century Fox America Inc.	6.200%	12/15/34	5,990	7,359
21st Century Fox America Inc.	6.400%	12/15/35	5,830	7,287
21st Century Fox America Inc.	8.150%	10/17/36	1,225	1,729
21st Century Fox America Inc.	6.150%	3/1/37	2,580	3,102
21st Century Fox America Inc.	6.650%	11/15/37	1,750	2,230
21st Century Fox America Inc.	7.850%	3/1/39	825	1,159
21st Century Fox America Inc.	6.900%	8/15/39	2,700	3,526
21st Century Fox America Inc.	6.150%	2/15/41	1,725	2,099
21st Century Fox America Inc.	5.400%	10/1/43	2,500	2,785
21st Century Fox America Inc.	7.750%	12/1/45	1,395	2,014
Alltel Corp.	6.800%	5/1/29	200	249
Alltel Corp.	7.875%	7/1/32	2,625	3,633
America Movil SAB de CV	6.375%	3/1/35	3,810	4,569
America Movil SAB de CV	6.125%	11/15/37	875	1,023
America Movil SAB de CV	6.125%	3/30/40	5,920	6,994
America Movil SAB de CV	4.375%	7/16/42	3,300	3,088
Ameritech Capital Funding Corp.	6.550%	1/15/28	1,000	1,191
AT&T Corp.	8.000%	11/15/31	1,696	2,487
AT&T Inc.	6.150%	9/15/34	2,400	2,864
AT&T Inc.	6.500%	9/1/37	2,560	3,168
AT&T Inc.	6.300%	1/15/38	4,510	5,464
AT&T Inc.	6.400%	5/15/38	1,775	2,187
AT&T Inc.	6.550%	2/15/39	6,210	7,695
AT&T Inc.	5.350%	9/1/40	9,631	10,459
AT&T Inc.	5.550%	8/15/41	6,455	7,173
AT&T Inc.	4.300%	12/15/42	4,725	4,465
AT&T Inc.	4.800%	6/15/44	2,925	2,981
AT&T Inc.	4.350%	6/15/45	10,560	10,058
AT&T Mobility LLC	7.125%	12/15/31	1,950	2,572
Bellsouth Capital Funding Corp.	7.875%	2/15/30	2,118	2,830
BellSouth Corp.	6.875%	10/15/31	1,202	1,475
BellSouth Corp.	6.550%	6/15/34	915	1,098
BellSouth Corp.	6.000%	11/15/34	529	590
BellSouth Telecommunications LLC	6.375%	6/1/28	1,565	1,819
BellSouth Telecommunications LLC	0.000%	12/15/95	555	578
British Telecommunications plc	9.625%	12/15/30	7,775	12,402
CBS Corp.	7.875%	7/30/30	4,815	6,453
CBS Corp.	5.500%	5/15/33	225	247
CBS Corp.	5.900%	10/15/40	700	799
CBS Corp.	4.850%	7/1/42	1,700	1,684
Comcast Corp.	4.250%	1/15/33	4,550	4,661
Comcast Corp.	7.050%	3/15/33	950	1,280
Comcast Corp.	5.650%	6/15/35	4,650	5,496
Comcast Corp.	6.500%	11/15/35	5,715	7,412
Comcast Corp.	6.450%	3/15/37	4,725	6,026
Comcast Corp.	6.950%	8/15/37	5,335	7,209
Comcast Corp.	6.400%	5/15/38	2,175	2,775
Comcast Corp.	6.400%	3/1/40	2,400	3,072
Comcast Corp.	4.650%	7/15/42	4,950	5,147
Comcast Corp.	4.500%	1/15/43	2,325	2,366
Comcast Corp.	4.750%	3/1/44	3,200	3,378

67

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Deutsche Telekom International Finance BV	8.750%	6/15/30	10,150	14,844
Deutsche Telekom International Finance BV	9.250%	6/1/32	1,055	1,681
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	2,510	3,021
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	3,300	3,809
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	3,800	4,583
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	2,900	3,045
Discovery Communications LLC	6.350%	6/1/40	2,400	2,887
Discovery Communications LLC	4.950%	5/15/42	1,550	1,580
Discovery Communications LLC	4.875%	4/1/43	2,675	2,693
Embarq Corp.	7.995%	6/1/36	4,870	5,344
Grupo Televisa SAB	6.625%	3/18/25	1,600	1,961
Grupo Televisa SAB	8.500%	3/11/32	250	346
Grupo Televisa SAB	6.625%	1/15/40	2,035	2,485
Grupo Televisa SAB	5.000%	5/13/45	3,500	3,467
GTE Corp.	6.940%	4/15/28	2,675	3,342
Koninklijke KPN NV	8.375%	10/1/30	2,825	4,006
McGraw Hill Financial Inc.	6.550%	11/15/37	1,150	1,198
NBCUniversal Media LLC	6.400%	4/30/40	3,695	4,733
NBCUniversal Media LLC	5.950%	4/1/41	3,100	3,794
NBCUniversal Media LLC	4.450%	1/15/43	2,925	2,939
New Cingular Wireless Services Inc.	8.750%	3/1/31	2,235	3,326
Orange SA	9.000%	3/1/31	6,890	10,349
Orange SA	5.375%	1/13/42	2,075	2,273
Orange SA	5.500%	2/6/44	4,000	4,448
Pacific Bell Telephone Co.	7.125%	3/15/26	1,847	2,373
Qwest Corp.	7.200%	11/10/26	200	202
Qwest Corp.	6.875%	9/15/33	4,450	4,495
Qwest Corp.	7.125%	11/15/43	1,500	1,530
Rogers Communications Inc.	7.500%	8/15/38	1,605	2,169
Rogers Communications Inc.	4.500%	3/15/43	825	802
Rogers Communications Inc.	5.450%	10/1/43	650	717
Rogers Communications Inc.	5.000%	3/15/44	3,725	3,895
TCI Communications Inc.	7.875%	2/15/26	1,200	1,679
TCI Communications Inc.	7.125%	2/15/28	1,095	1,442
Telefonica Emisiones SAU	7.045%	6/20/36	6,325	7,988
Telefonica Europe BV	8.250%	9/15/30	4,600	6,265
Thomson Reuters Corp.	5.500%	8/15/35	2,040	2,183
Thomson Reuters Corp.	5.850%	4/15/40	1,625	1,808
Thomson Reuters Corp.	4.500%	5/23/43	200	189
Thomson Reuters Corp.	5.650%	11/23/43	1,525	1,682
Time Warner Cable Inc.	6.550%	5/1/37	3,785	4,721
Time Warner Cable Inc.	7.300%	7/1/38	3,225	4,332
Time Warner Cable Inc.	6.750%	6/15/39	3,875	4,953
Time Warner Cable Inc.	5.875%	11/15/40	4,300	5,022
Time Warner Cable Inc.	5.500%	9/1/41	4,825	5,397
Time Warner Cable Inc.	4.500%	9/15/42	5,575	5,443
Time Warner Entertainment Co. LP	8.375%	7/15/33	2,825	4,139
United States Cellular Corp.	6.700%	12/15/33	1,610	1,645
Verizon Communications Inc.	7.750%	12/1/30	6,725	9,183
Verizon Communications Inc.	7.750%	6/15/32	208	284
Verizon Communications Inc.	6.400%	9/15/33	20,300	24,862
Verizon Communications Inc.	5.050%	3/15/34	2,400	2,548
Verizon Communications Inc.	5.850%	9/15/35	4,475	5,233
Verizon Communications Inc.	6.250%	4/1/37	5,375	6,471
Verizon Communications Inc.	6.400%	2/15/38	7,915	9,704
Verizon Communications Inc.	6.900%	4/15/38	3,000	3,862
Verizon Communications Inc.	7.350%	4/1/39	60	80
Verizon Communications Inc.	6.000%	4/1/41	4,500	5,270
Verizon Communications Inc.	4.750%	11/1/41	2,050	2,072
Verizon Communications Inc.	3.850%	11/1/42	2,665	2,342
Verizon Communications Inc.	6.550%	9/15/43	45,580	57,265
Verizon Maryland LLC	5.125%	6/15/33	1,200	1,223
Verizon New England Inc.	7.875%	11/15/29	490	627
Verizon New York Inc.	7.375%	4/1/32	1,175	1,461

68

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Vodafone Group plc	7.875%	2/15/30	2,000	2,770
Vodafone Group plc	6.250%	11/30/32	1,150	1,410
Vodafone Group plc	6.150%	2/27/37	5,275	6,292
Vodafone Group plc	4.375%	2/19/43	4,375	4,125
WPP Finance 2010	5.125%	9/7/42	875	901
WPP Finance 2010	5.625%	11/15/43	1,500	1,631
Consumer Cyclical (4.2%)
Cummins Inc.	4.875%	10/1/43	2,650	2,911
CVS Caremark Corp.	6.250%	6/1/27	3,600	4,459
CVS Caremark Corp.	6.125%	9/15/39	4,025	5,004
CVS Caremark Corp.	5.750%	5/15/41	2,375	2,835
CVS Caremark Corp.	5.300%	12/5/43	2,175	2,465
Daimler Finance North America LLC	8.500%	1/18/31	4,540	6,879
Darden Restaurants Inc.	6.800%	10/15/37	875	993
eBay Inc.	4.000%	7/15/42	1,950	1,733
Ford Holdings LLC	9.300%	3/1/30	1,925	2,835
Ford Motor Co.	6.625%	10/1/28	1,625	2,000
Ford Motor Co.	6.375%	2/1/29	1,025	1,228
Ford Motor Co.	7.450%	7/16/31	5,650	7,553
Ford Motor Co.	4.750%	1/15/43	5,825	5,897
Ford Motor Co.	7.400%	11/1/46	1,125	1,537
Historic TW Inc.	6.625%	5/15/29	5,000	6,360
Home Depot Inc.	5.875%	12/16/36	8,750	10,793
Home Depot Inc.	5.400%	9/15/40	1,625	1,890
Home Depot Inc.	5.950%	4/1/41	4,025	5,029
Home Depot Inc.	4.200%	4/1/43	2,875	2,832
Home Depot Inc.	4.875%	2/15/44	2,200	2,391
Home Depot Inc.	4.400%	3/15/45	2,275	2,298
Johnson Controls Inc.	3.625%	7/2/24	2,750	2,764
Johnson Controls Inc.	6.000%	1/15/36	675	807
Johnson Controls Inc.	5.700%	3/1/41	1,100	1,285
Johnson Controls Inc.	5.250%	12/1/41	635	701
Johnson Controls Inc.	4.625%	7/2/44	600	599
Johnson Controls Inc.	4.950%	7/2/64	900	910
Kohl's Corp.	6.000%	1/15/33	400	446
Kohl's Corp.	6.875%	12/15/37	1,795	2,199
Lowe's Cos. Inc.	6.875%	2/15/28	550	707
Lowe's Cos. Inc.	6.500%	3/15/29	1,300	1,622
Lowe's Cos. Inc.	5.800%	10/15/36	2,250	2,708
Lowe's Cos. Inc.	6.650%	9/15/37	425	560
Lowe's Cos. Inc.	5.800%	4/15/40	2,175	2,634
Lowe's Cos. Inc.	5.125%	11/15/41	1,525	1,692
Lowe's Cos. Inc.	4.650%	4/15/42	2,560	2,683
Lowe's Cos. Inc.	5.000%	9/15/43	3,125	3,436
Macy's Retail Holdings Inc.	6.900%	4/1/29	3,050	3,824
Macy's Retail Holdings Inc.	6.375%	3/15/37	2,425	3,011
Macy's Retail Holdings Inc.	5.125%	1/15/42	800	848
Macy's Retail Holdings Inc.	4.300%	2/15/43	2,150	2,015
McDonald's Corp.	6.300%	10/15/37	1,975	2,552
McDonald's Corp.	6.300%	3/1/38	2,500	3,220
McDonald's Corp.	5.700%	2/1/39	1,250	1,516
McDonald's Corp.	3.700%	2/15/42	3,425	3,146
McDonald's Corp.	3.625%	5/1/43	1,275	1,151
MDC Holdings Inc.	6.000%	1/15/43	1,025	990
NIKE Inc.	3.625%	5/1/43	1,475	1,354
Nordstrom Inc.	6.950%	3/15/28	1,225	1,589
Nordstrom Inc.	5.000%	1/15/44	2,574	2,800
QVC Inc.	5.950%	3/15/43	575	616
Target Corp.	3.500%	7/1/24	3,200	3,234
Target Corp.	6.350%	11/1/32	1,900	2,393
Target Corp.	6.500%	10/15/37	5,600	7,360
Target Corp.	7.000%	1/15/38	5,519	7,689
Time Warner Cos. Inc.	6.950%	1/15/28	1,000	1,287

69

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Time Warner Inc.	7.625%	4/15/31	6,075	8,355
Time Warner Inc.	7.700%	5/1/32	5,465	7,617
Time Warner Inc.	6.500%	11/15/36	950	1,167
Time Warner Inc.	6.200%	3/15/40	2,350	2,785
Time Warner Inc.	6.100%	7/15/40	2,210	2,601
Time Warner Inc.	6.250%	3/29/41	2,925	3,509
Time Warner Inc.	5.375%	10/15/41	2,350	2,550
Time Warner Inc.	4.900%	6/15/42	1,725	1,759
Time Warner Inc.	5.350%	12/15/43	1,325	1,443
Time Warner Inc.	4.650%	6/1/44	1,500	1,473
VF Corp.	6.450%	11/1/37	1,500	1,917
Viacom Inc.	6.875%	4/30/36	5,060	6,397
Viacom Inc.	4.375%	3/15/43	4,437	4,111
Viacom Inc.	4.875%	6/15/43	1,000	1,007
Viacom Inc.	5.850%	9/1/43	2,825	3,238
Viacom Inc.	5.250%	4/1/44	1,400	1,478
Wal-Mart Stores Inc.	5.875%	4/5/27	4,037	5,010
Wal-Mart Stores Inc.	7.550%	2/15/30	4,125	5,861
Wal-Mart Stores Inc.	5.250%	9/1/35	6,465	7,449
Wal-Mart Stores Inc.	6.500%	8/15/37	6,550	8,635
Wal-Mart Stores Inc.	6.200%	4/15/38	6,005	7,671
Wal-Mart Stores Inc.	5.625%	4/1/40	2,850	3,434
Wal-Mart Stores Inc.	4.875%	7/8/40	3,850	4,239
Wal-Mart Stores Inc.	5.000%	10/25/40	3,700	4,117
Wal-Mart Stores Inc.	5.625%	4/15/41	6,300	7,596
Wal-Mart Stores Inc.	4.000%	4/11/43	2,950	2,823
Wal-Mart Stores Inc.	4.750%	10/2/43	3,775	4,062
Wal-Mart Stores Inc.	4.300%	4/22/44	2,400	2,399
Walgreen Co.	4.400%	9/15/42	1,450	1,395
Walt Disney Co.	7.000%	3/1/32	1,450	1,988
Walt Disney Co.	4.375%	8/16/41	1,025	1,050
Walt Disney Co.	4.125%	12/1/41	2,475	2,429
Walt Disney Co.	3.700%	12/1/42	1,600	1,475
Walt Disney Co.	4.125%	6/1/44	850	838
Western Union Co.	6.200%	11/17/36	1,950	2,037
Western Union Co.	6.200%	6/21/40	325	338
Yum! Brands Inc.	6.875%	11/15/37	465	595
Yum! Brands Inc.	5.350%	11/1/43	750	819
Consumer Noncyclical (6.8%)
Abbott Laboratories	6.150%	11/30/37	725	935
Abbott Laboratories	6.000%	4/1/39	1,225	1,558
Abbott Laboratories	5.300%	5/27/40	2,475	2,915
AbbVie Inc.	4.400%	11/6/42	8,225	7,952
4 Actavis Funding SCS	4.850%	6/15/44	4,650	4,665
Actavis Inc.	4.625%	10/1/42	2,875	2,810
Ahold Finance USA LLC	6.875%	5/1/29	1,550	1,952
Altria Group Inc.	9.950%	11/10/38	2,884	4,780
Altria Group Inc.	10.200%	2/6/39	2,796	4,734
Altria Group Inc.	4.250%	8/9/42	2,050	1,910
Altria Group Inc.	4.500%	5/2/43	3,375	3,248
Altria Group Inc.	5.375%	1/31/44	4,125	4,510
Amgen Inc.	6.375%	6/1/37	2,175	2,689
Amgen Inc.	6.900%	6/1/38	1,250	1,633
Amgen Inc.	6.400%	2/1/39	4,375	5,444
Amgen Inc.	5.750%	3/15/40	1,800	2,083
Amgen Inc.	4.950%	10/1/41	2,210	2,322
Amgen Inc.	5.150%	11/15/41	7,115	7,626
Amgen Inc.	5.650%	6/15/42	3,635	4,144
Amgen Inc.	5.375%	5/15/43	2,550	2,811
Anheuser-Busch Cos. LLC	6.800%	8/20/32	1,875	2,464
Anheuser-Busch Cos. LLC	5.950%	1/15/33	650	789
Anheuser-Busch Cos. LLC	5.750%	4/1/36	1,575	1,898
Anheuser-Busch Cos. LLC	6.450%	9/1/37	650	858

70

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Anheuser-Busch Cos. LLC	6.500%	2/1/43	140	186
Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	2,665	2,534
Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	3,900	4,037
Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	4,225	6,447
Anheuser-Busch InBev Worldwide Inc.	8.000%	11/15/39	1,925	2,898
Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	1,225	1,585
Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	3,450	3,126
Archer-Daniels-Midland Co.	5.935%	10/1/32	1,630	1,990
Archer-Daniels-Midland Co.	5.375%	9/15/35	2,225	2,586
Archer-Daniels-Midland Co.	5.765%	3/1/41	1,700	2,099
Archer-Daniels-Midland Co.	4.535%	3/26/42	660	696
Archer-Daniels-Midland Co.	4.016%	4/16/43	700	675
3 Ascension Health Alliance	4.847%	11/15/53	1,225	1,341
AstraZeneca plc	6.450%	9/15/37	7,550	9,759
AstraZeneca plc	4.000%	9/18/42	1,750	1,654
Avon Products Inc.	6.950%	3/15/43	1,150	1,177
Baxter International Inc.	6.250%	12/1/37	800	1,017
Baxter International Inc.	3.650%	8/15/42	1,325	1,171
Becton Dickinson & Co.	6.000%	5/15/39	1,250	1,575
Becton Dickinson & Co.	5.000%	11/12/40	900	996
Boston Scientific Corp.	7.000%	11/15/35	1,375	1,785
Boston Scientific Corp.	7.375%	1/15/40	850	1,172
Bristol-Myers Squibb Co.	6.800%	11/15/26	889	1,160
Bristol-Myers Squibb Co.	5.875%	11/15/36	2,077	2,561
Bristol-Myers Squibb Co.	6.125%	5/1/38	1,400	1,768
Bristol-Myers Squibb Co.	3.250%	8/1/42	1,350	1,122
Bristol-Myers Squibb Co.	4.500%	3/1/44	1,675	1,725
Bristol-Myers Squibb Co.	6.875%	8/1/97	525	727
Brown-Forman Corp.	3.750%	1/15/43	575	529
Campbell Soup Co.	3.800%	8/2/42	1,100	949
Cardinal Health Inc.	4.600%	3/15/43	775	787
3 Catholic Health Initiatives Colorado GO	4.350%	11/1/42	2,625	2,511
Celgene Corp.	5.700%	10/15/40	600	692
Celgene Corp.	5.250%	8/15/43	1,200	1,308
Celgene Corp.	4.625%	5/15/44	3,800	3,808
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	2,325	2,567
ConAgra Foods Inc.	7.125%	10/1/26	1,575	1,991
ConAgra Foods Inc.	7.000%	10/1/28	425	542
ConAgra Foods Inc.	8.250%	9/15/30	1,650	2,334
ConAgra Foods Inc.	6.625%	8/15/39	1,000	1,246
ConAgra Foods Inc.	4.650%	1/25/43	3,425	3,345
Covidien International Finance SA	6.550%	10/15/37	2,675	3,507
CR Bard Inc.	6.700%	12/1/26	500	638
Delhaize Group SA	5.700%	10/1/40	3,239	3,450
Diageo Capital plc	5.875%	9/30/36	750	907
Diageo Capital plc	3.875%	4/29/43	1,475	1,365
Diageo Investment Corp.	7.450%	4/15/35	1,750	2,454
Diageo Investment Corp.	4.250%	5/11/42	1,750	1,716
Dignity Health California GO	4.500%	11/1/42	1,150	1,061
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	560	783
Eli Lilly & Co.	7.125%	6/1/25	800	1,062
Eli Lilly & Co.	5.500%	3/15/27	5,300	6,347
Eli Lilly & Co.	5.550%	3/15/37	1,625	1,933
Eli Lilly & Co.	4.650%	6/15/44	750	788
Estee Lauder Cos. Inc.	6.000%	5/15/37	1,025	1,253
Estee Lauder Cos. Inc.	3.700%	8/15/42	2,825	2,554
Express Scripts Holding Co.	6.125%	11/15/41	2,925	3,542
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	1,925	1,810
Genentech Inc.	5.250%	7/15/35	1,550	1,790
General Mills Inc.	5.400%	6/15/40	1,775	1,997
General Mills Inc.	4.150%	2/15/43	825	799
Gilead Sciences Inc.	5.650%	12/1/41	2,745	3,219
Gilead Sciences Inc.	4.800%	4/1/44	6,000	6,374
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	1,450	1,703

71

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	8,119	10,529
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	1,400	1,384
Hasbro Inc.	6.350%	3/15/40	1,829	2,184
Hasbro Inc.	5.100%	5/15/44	1,000	1,031
Ingredion Inc.	6.625%	4/15/37	575	709
Johnson & Johnson	6.950%	9/1/29	850	1,197
Johnson & Johnson	4.950%	5/15/33	1,825	2,105
Johnson & Johnson	4.375%	12/5/33	2,850	3,069
Johnson & Johnson	5.950%	8/15/37	2,905	3,759
Johnson & Johnson	5.850%	7/15/38	1,775	2,279
Johnson & Johnson	4.500%	9/1/40	1,900	2,053
Johnson & Johnson	4.500%	12/5/43	1,200	1,288
Kaiser Foundation Hospitals	4.875%	4/1/42	1,701	1,849
Kellogg Co.	7.450%	4/1/31	3,000	3,907
Kimberly-Clark Corp.	6.625%	8/1/37	2,825	3,805
Kimberly-Clark Corp.	5.300%	3/1/41	540	630
Kimberly-Clark Corp.	3.700%	6/1/43	875	812
Koninklijke Philips NV	6.875%	3/11/38	2,655	3,535
Koninklijke Philips NV	5.000%	3/15/42	1,700	1,857
Kraft Foods Group Inc.	6.875%	1/26/39	2,475	3,232
Kraft Foods Group Inc.	6.500%	2/9/40	4,125	5,216
Kraft Foods Group Inc.	5.000%	6/4/42	6,095	6,505
Kroger Co.	8.000%	9/15/29	1,925	2,553
Kroger Co.	7.500%	4/1/31	1,700	2,247
Kroger Co.	6.900%	4/15/38	400	518
Kroger Co.	5.400%	7/15/40	750	832
Kroger Co.	5.000%	4/15/42	900	952
Kroger Co.	5.150%	8/1/43	1,250	1,349
Lorillard Tobacco Co.	8.125%	5/1/40	1,479	2,013
Lorillard Tobacco Co.	7.000%	8/4/41	955	1,169
Mattel Inc.	5.450%	11/1/41	1,225	1,331
3 Mayo Clinic	3.774%	11/15/43	950	878
3 Mayo Clinic	4.000%	11/15/47	1,200	1,135
McKesson Corp.	6.000%	3/1/41	2,115	2,548
McKesson Corp.	4.883%	3/15/44	1,000	1,040
Mead Johnson Nutrition Co.	5.900%	11/1/39	835	996
Mead Johnson Nutrition Co.	4.600%	6/1/44	1,500	1,504
Medtronic Inc.	6.500%	3/15/39	600	778
Medtronic Inc.	5.550%	3/15/40	1,400	1,639
Medtronic Inc.	4.500%	3/15/42	1,050	1,073
Medtronic Inc.	4.000%	4/1/43	2,225	2,122
Medtronic Inc.	4.625%	3/15/44	4,500	4,712
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	975	1,067
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	1,400	1,349
Merck & Co. Inc.	6.500%	12/1/33	3,970	5,281
Merck & Co. Inc.	6.550%	9/15/37	4,255	5,696
Merck & Co. Inc.	3.600%	9/15/42	775	693
Merck & Co. Inc.	4.150%	5/18/43	4,425	4,329
Merck Sharp & Dohme Corp.	6.300%	1/1/26	500	627
Merck Sharp & Dohme Corp.	6.400%	3/1/28	1,700	2,184
Merck Sharp & Dohme Corp.	5.950%	12/1/28	1,050	1,316
Merck Sharp & Dohme Corp.	5.750%	11/15/36	700	857
Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,425	1,746
Molson Coors Brewing Co.	5.000%	5/1/42	3,100	3,238
Mondelez International Inc.	6.500%	11/1/31	2,575	3,229
Mondelez International Inc.	6.875%	2/1/38	2,035	2,654
Mondelez International Inc.	6.875%	1/26/39	1,260	1,652
Mondelez International Inc.	6.500%	2/9/40	3,739	4,774
Mylan Inc.	5.400%	11/29/43	1,340	1,443
Novant Health Inc.	4.371%	11/1/43	975	947
Novartis Capital Corp.	3.700%	9/21/42	1,500	1,388
Novartis Capital Corp.	4.400%	5/6/44	5,450	5,662
Pepsi Bottling Group Inc.	7.000%	3/1/29	4,075	5,446
PepsiCo Inc.	5.500%	1/15/40	375	439

72

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
PepsiCo Inc.	4.875%	11/1/40	3,540	3,835
PepsiCo Inc.	4.000%	3/5/42	2,970	2,835
PepsiCo Inc.	3.600%	8/13/42	1,625	1,447
4 Perrigo Co. plc	5.300%	11/15/43	1,400	1,496
Pfizer Inc.	7.200%	3/15/39	5,990	8,442
Pfizer Inc.	4.300%	6/15/43	2,800	2,823
Pfizer Inc.	4.400%	5/15/44	1,800	1,839
Pharmacia Corp.	6.600%	12/1/28	1,050	1,367
Philip Morris International Inc.	6.375%	5/16/38	4,490	5,744
Philip Morris International Inc.	4.375%	11/15/41	2,150	2,148
Philip Morris International Inc.	4.500%	3/20/42	2,625	2,675
Philip Morris International Inc.	3.875%	8/21/42	2,175	2,028
Philip Morris International Inc.	4.125%	3/4/43	2,500	2,412
Philip Morris International Inc.	4.875%	11/15/43	1,625	1,751
Procter & Gamble Co.	6.450%	1/15/26	1,100	1,435
Procter & Gamble Co.	5.500%	2/1/34	1,000	1,205
Procter & Gamble Co.	5.800%	8/15/34	200	250
Procter & Gamble Co.	5.550%	3/5/37	5,425	6,587
Quest Diagnostics Inc.	6.950%	7/1/37	715	868
Quest Diagnostics Inc.	5.750%	1/30/40	1,000	1,083
Reynolds American Inc.	7.250%	6/15/37	850	1,066
Reynolds American Inc.	4.750%	11/1/42	2,975	2,832
Reynolds American Inc.	6.150%	9/15/43	1,300	1,488
Safeway Inc.	7.250%	2/1/31	1,736	1,809
St. Jude Medical Inc.	4.750%	4/15/43	3,125	3,204
Stryker Corp.	4.100%	4/1/43	1,000	950
Stryker Corp.	4.375%	5/15/44	1,575	1,563
Sysco Corp.	5.375%	9/21/35	2,425	2,781
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	3,125	3,763
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,175	1,297
Unilever Capital Corp.	5.900%	11/15/32	3,900	5,061
Whirlpool Corp.	5.150%	3/1/43	1,000	1,062
Wyeth LLC	6.500%	2/1/34	3,010	3,932
Wyeth LLC	6.000%	2/15/36	2,350	2,939
Wyeth LLC	5.950%	4/1/37	6,535	8,001
Zimmer Holdings Inc.	5.750%	11/30/39	1,100	1,274
Zoetis Inc.	4.700%	2/1/43	3,650	3,701
Energy (4.1%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	1,000	1,301
Anadarko Finance Co.	7.500%	5/1/31	2,835	3,863
Anadarko Petroleum Corp.	6.450%	9/15/36	5,825	7,417
Anadarko Petroleum Corp.	7.950%	6/15/39	1,050	1,573
Anadarko Petroleum Corp.	6.200%	3/15/40	1,525	1,914
Apache Corp.	6.000%	1/15/37	3,056	3,730
Apache Corp.	5.100%	9/1/40	4,250	4,667
Apache Corp.	5.250%	2/1/42	1,575	1,768
Apache Corp.	4.750%	4/15/43	5,100	5,354
Apache Corp.	4.250%	1/15/44	2,150	2,118
Apache Finance Canada Corp.	7.750%	12/15/29	650	935
Baker Hughes Inc.	6.875%	1/15/29	1,000	1,334
Baker Hughes Inc.	5.125%	9/15/40	3,765	4,275
Burlington Resources Finance Co.	7.200%	8/15/31	1,050	1,452
Burlington Resources Finance Co.	7.400%	12/1/31	1,675	2,356
Cameron International Corp.	7.000%	7/15/38	350	458
Cameron International Corp.	5.950%	6/1/41	1,400	1,646
Cameron International Corp.	5.125%	12/15/43	1,350	1,432
Canadian Natural Resources Ltd.	7.200%	1/15/32	1,275	1,677
Canadian Natural Resources Ltd.	6.450%	6/30/33	875	1,095
Canadian Natural Resources Ltd.	5.850%	2/1/35	650	762
Canadian Natural Resources Ltd.	6.500%	2/15/37	2,490	3,159
Canadian Natural Resources Ltd.	6.250%	3/15/38	1,345	1,668
Canadian Natural Resources Ltd.	6.750%	2/1/39	1,650	2,157
Cenovus Energy Inc.	6.750%	11/15/39	4,305	5,620

73

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Cenovus Energy Inc.	4.450%	9/15/42	1,700	1,684
Cenovus Energy Inc.	5.200%	9/15/43	1,575	1,731
Conoco Funding Co.	7.250%	10/15/31	1,195	1,685
ConocoPhillips	5.900%	10/15/32	2,300	2,859
ConocoPhillips	5.900%	5/15/38	2,425	3,051
ConocoPhillips	6.500%	2/1/39	6,825	9,113
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	1,100	1,397
ConocoPhillips Holding Co.	6.950%	4/15/29	3,400	4,653
4 Continental Resources Inc.	4.900%	6/1/44	1,875	1,931
Devon Energy Corp.	7.950%	4/15/32	2,535	3,581
Devon Energy Corp.	5.600%	7/15/41	4,260	4,922
Devon Energy Corp.	4.750%	5/15/42	525	547
Devon Financing Co. LLC	7.875%	9/30/31	4,290	6,019
Diamond Offshore Drilling Inc.	5.700%	10/15/39	1,575	1,778
Diamond Offshore Drilling Inc.	4.875%	11/1/43	2,250	2,269
Encana Corp.	7.200%	11/1/31	250	320
Encana Corp.	6.500%	8/15/34	4,700	5,793
Encana Corp.	6.625%	8/15/37	1,675	2,096
Encana Corp.	6.500%	2/1/38	1,775	2,233
Encana Corp.	5.150%	11/15/41	1,160	1,259
Eni USA Inc.	7.300%	11/15/27	600	802
Global Marine Inc.	7.000%	6/1/28	800	897
Halliburton Co.	6.700%	9/15/38	5,025	6,771
Halliburton Co.	7.450%	9/15/39	275	397
Halliburton Co.	4.500%	11/15/41	1,350	1,404
Halliburton Co.	4.750%	8/1/43	2,225	2,394
Hess Corp.	7.875%	10/1/29	2,625	3,611
Hess Corp.	7.300%	8/15/31	895	1,188
Hess Corp.	7.125%	3/15/33	925	1,227
Hess Corp.	6.000%	1/15/40	4,640	5,562
Hess Corp.	5.600%	2/15/41	2,425	2,803
Husky Energy Inc.	6.800%	9/15/37	1,150	1,522
Kerr-McGee Corp.	6.950%	7/1/24	1,497	1,920
Kerr-McGee Corp.	7.875%	9/15/31	1,000	1,414
Marathon Oil Corp.	6.800%	3/15/32	1,600	2,025
Marathon Oil Corp.	6.600%	10/1/37	3,150	4,054
Marathon Petroleum Corp.	6.500%	3/1/41	3,900	4,802
Murphy Oil Corp.	7.050%	5/1/29	500	604
Murphy Oil Corp.	5.125%	12/1/42	1,050	1,038
National Oilwell Varco Inc.	3.950%	12/1/42	5,100	4,848
Noble Energy Inc.	8.000%	4/1/27	1,275	1,714
Noble Energy Inc.	6.000%	3/1/41	1,950	2,333
Noble Energy Inc.	5.250%	11/15/43	4,750	5,227
Noble Holding International Ltd.	6.200%	8/1/40	1,900	2,173
Noble Holding International Ltd.	6.050%	3/1/41	350	394
Noble Holding International Ltd.	5.250%	3/15/42	1,425	1,469
Petro-Canada	7.875%	6/15/26	625	845
Petro-Canada	7.000%	11/15/28	1,425	1,848
Petro-Canada	5.350%	7/15/33	1,350	1,511
Petro-Canada	5.950%	5/15/35	2,580	3,059
Petro-Canada	6.800%	5/15/38	3,000	3,971
Phillips 66	5.875%	5/1/42	5,700	6,802
Pioneer Natural Resources Co.	7.200%	1/15/28	500	638
Pride International Inc.	7.875%	8/15/40	1,550	2,273
Rowan Cos. Inc.	5.400%	12/1/42	950	955
Rowan Cos. Inc.	5.850%	1/15/44	1,175	1,267
Shell International Finance BV	6.375%	12/15/38	7,990	10,483
Shell International Finance BV	5.500%	3/25/40	2,525	3,011
Shell International Finance BV	3.625%	8/21/42	1,900	1,721
Shell International Finance BV	4.550%	8/12/43	3,625	3,799
Suncor Energy Inc.	7.150%	2/1/32	800	1,080
Suncor Energy Inc.	5.950%	12/1/34	555	665
Suncor Energy Inc.	6.500%	6/15/38	4,285	5,511
Suncor Energy Inc.	6.850%	6/1/39	2,250	3,004

74

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Talisman Energy Inc.	7.250%	10/15/27	450	547
	Talisman Energy Inc.	5.850%	2/1/37	2,725	2,978
	Talisman Energy Inc.	6.250%	2/1/38	1,500	1,742
	Talisman Energy Inc.	5.500%	5/15/42	2,425	2,606
	Tosco Corp.	7.800%	1/1/27	105	146
	Tosco Corp.	8.125%	2/15/30	3,775	5,553
	Transocean Inc.	7.500%	4/15/31	1,725	2,080
	Transocean Inc.	6.800%	3/15/38	3,300	3,759
	Transocean Inc.	7.350%	12/15/41	855	1,079
	Valero Energy Corp.	7.500%	4/15/32	3,221	4,239
	Valero Energy Corp.	6.625%	6/15/37	3,575	4,430
	Weatherford International LLC	6.800%	6/15/37	2,900	3,530
	Weatherford International Ltd.	6.500%	8/1/36	2,980	3,528
	Weatherford International Ltd.	7.000%	3/15/38	1,400	1,734
	Weatherford International Ltd.	6.750%	9/15/40	600	735
	Weatherford International Ltd.	5.950%	4/15/42	850	962
	XTO Energy Inc.	6.750%	8/1/37	440	632
	Technology (1.8%)
	Apple Inc.	3.850%	5/4/43	7,900	7,277
	Apple Inc.	4.450%	5/6/44	2,950	2,969
	Applied Materials Inc.	5.850%	6/15/41	1,800	2,102
	Cisco Systems Inc.	5.900%	2/15/39	6,050	7,343
	Cisco Systems Inc.	5.500%	1/15/40	6,235	7,248
	Corning Inc.	7.250%	8/15/36	600	764
	Corning Inc.	4.700%	3/15/37	2,800	2,927
	Corning Inc.	5.750%	8/15/40	950	1,139
	Corning Inc.	4.750%	3/15/42	2,075	2,190
	Equifax Inc.	7.000%	7/1/37	750	952
	Harris Corp.	6.150%	12/15/40	845	993
	Hewlett-Packard Co.	6.000%	9/15/41	4,555	5,235
	HP Enterprise Services LLC	7.450%	10/15/29	775	955
	Intel Corp.	4.000%	12/15/32	2,500	2,496
	Intel Corp.	4.800%	10/1/41	4,945	5,240
	Intel Corp.	4.250%	12/15/42	3,175	3,113
	International Business Machines Corp.	7.000%	10/30/25	1,625	2,142
	International Business Machines Corp.	6.220%	8/1/27	1,600	2,018
	International Business Machines Corp.	6.500%	1/15/28	225	292
	International Business Machines Corp.	5.875%	11/29/32	2,150	2,681
	International Business Machines Corp.	5.600%	11/30/39	2,728	3,253
	International Business Machines Corp.	4.000%	6/20/42	3,753	3,582
	Juniper Networks Inc.	5.950%	3/15/41	1,350	1,497
	Leidos Holdings Inc.	5.950%	12/1/40	350	352
	Leidos Inc.	5.500%	7/1/33	1,400	1,353
	Microsoft Corp.	5.200%	6/1/39	3,105	3,524
	Microsoft Corp.	4.500%	10/1/40	2,965	3,062
	Microsoft Corp.	5.300%	2/8/41	3,375	3,900
	Microsoft Corp.	3.500%	11/15/42	3,215	2,858
	Microsoft Corp.	3.750%	5/1/43	185	171
	Microsoft Corp.	4.875%	12/15/43	750	824
	Motorola Solutions Inc.	7.500%	5/15/25	975	1,231
	Oracle Corp.	4.300%	7/8/34	5,650	5,648
	Oracle Corp.	6.500%	4/15/38	3,200	4,106
	Oracle Corp.	6.125%	7/8/39	3,475	4,372
	Oracle Corp.	5.375%	7/15/40	7,245	8,198
	Oracle Corp.	4.500%	7/8/44	3,125	3,123
4	Seagate HDD Cayman	4.750%	1/1/25	4,300	4,257
	Tyco Electronics Group SA	7.125%	10/1/37	1,250	1,639
	Xerox Corp.	6.750%	12/15/39	975	1,184
	Transportation (1.7%)
3,4	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	992	1,011
3	BNSF Funding Trust I	6.613%	12/15/55	850	948
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	1,200	1,540
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	1,300	1,823

75

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Burlington Northern Santa Fe LLC	6.200%	8/15/36	1,575	1,952
Burlington Northern Santa Fe LLC	6.150%	5/1/37	2,075	2,591
Burlington Northern Santa Fe LLC	5.750%	5/1/40	2,195	2,615
Burlington Northern Santa Fe LLC	5.050%	3/1/41	1,325	1,435
Burlington Northern Santa Fe LLC	5.400%	6/1/41	1,310	1,490
Burlington Northern Santa Fe LLC	4.950%	9/15/41	350	375
Burlington Northern Santa Fe LLC	4.400%	3/15/42	1,660	1,639
Burlington Northern Santa Fe LLC	4.375%	9/1/42	4,175	4,124
Burlington Northern Santa Fe LLC	4.450%	3/15/43	850	847
Burlington Northern Santa Fe LLC	5.150%	9/1/43	750	827
Burlington Northern Santa Fe LLC	4.900%	4/1/44	2,325	2,480
Canadian National Railway Co.	6.900%	7/15/28	1,500	2,013
Canadian National Railway Co.	6.250%	8/1/34	2,450	3,119
Canadian National Railway Co.	6.200%	6/1/36	1,550	1,986
Canadian National Railway Co.	3.500%	11/15/42	1,075	959
Canadian Pacific Railway Co.	7.125%	10/15/31	1,950	2,569
Canadian Pacific Railway Co.	5.750%	3/15/33	1,460	1,720
Canadian Pacific Railway Co.	5.950%	5/15/37	1,545	1,911
Canadian Pacific Railway Ltd.	5.750%	1/15/42	1,000	1,205
Con-way Inc.	6.700%	5/1/34	1,050	1,146
3 Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	3,352	3,444
CSX Corp.	6.000%	10/1/36	175	212
CSX Corp.	6.150%	5/1/37	2,280	2,820
CSX Corp.	6.220%	4/30/40	3,850	4,827
CSX Corp.	5.500%	4/15/41	1,400	1,612
CSX Corp.	4.750%	5/30/42	1,675	1,755
CSX Corp.	4.400%	3/1/43	525	521
CSX Corp.	4.100%	3/15/44	2,850	2,690
FedEx Corp.	4.900%	1/15/34	3,075	3,304
FedEx Corp.	3.875%	8/1/42	1,250	1,120
FedEx Corp.	4.100%	4/15/43	500	464
FedEx Corp.	5.100%	1/15/44	600	649
3 Hawaiian Airlines 2013-1 Class A Pass Through
Certificates	3.900%	1/15/26	2,175	2,164
Kansas City Southern Railway Co.	4.300%	5/15/43	1,325	1,248
Norfolk Southern Corp.	5.590%	5/17/25	631	720
Norfolk Southern Corp.	7.800%	5/15/27	2,242	3,034
Norfolk Southern Corp.	7.250%	2/15/31	560	755
Norfolk Southern Corp.	7.050%	5/1/37	600	818
Norfolk Southern Corp.	4.837%	10/1/41	3,073	3,264
Norfolk Southern Corp.	3.950%	10/1/42	1,125	1,055
Norfolk Southern Corp.	4.800%	8/15/43	1,200	1,278
Norfolk Southern Corp.	7.900%	5/15/97	250	377
Norfolk Southern Corp.	6.000%	3/15/05	1,400	1,663
Norfolk Southern Corp.	6.000%	5/23/11	1,625	1,932
Union Pacific Corp.	6.625%	2/1/29	1,900	2,483
Union Pacific Corp.	4.750%	9/15/41	2,880	3,120
Union Pacific Corp.	4.250%	4/15/43	975	978
Union Pacific Corp.	4.750%	12/15/43	825	895
Union Pacific Corp.	4.821%	2/1/44	1,990	2,180
Union Pacific Corp.	4.850%	6/15/44	1,500	1,657
3 Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	796	932
3 United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	1,575	1,650
3 United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	2,375	2,431
United Parcel Service Inc.	6.200%	1/15/38	3,410	4,435
United Parcel Service Inc.	4.875%	11/15/40	2,110	2,353
United Parcel Service Inc.	3.625%	10/1/42	3,075	2,827
United Parcel Service of America Inc.	8.375%	4/1/30	500	731
3 US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,725	1,764
3 US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,864	1,976
				2,125,544

76

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Utilities (9.3%)
Electric (6.3%)
AEP Texas Central Co.	6.650%	2/15/33	2,205	2,834
Alabama Power Co.	5.650%	3/15/35	750	774
Alabama Power Co.	6.125%	5/15/38	1,000	1,283
Alabama Power Co.	6.000%	3/1/39	1,450	1,843
Alabama Power Co.	5.500%	3/15/41	500	603
Alabama Power Co.	5.200%	6/1/41	1,075	1,249
Alabama Power Co.	4.100%	1/15/42	800	796
Alabama Power Co.	3.850%	12/1/42	1,250	1,198
Ameren Illinois Co.	4.800%	12/15/43	2,203	2,421
Appalachian Power Co.	5.800%	10/1/35	775	925
Appalachian Power Co.	6.375%	4/1/36	1,225	1,543
Appalachian Power Co.	6.700%	8/15/37	500	655
Appalachian Power Co.	7.000%	4/1/38	2,093	2,848
Arizona Public Service Co.	5.050%	9/1/41	850	959
Arizona Public Service Co.	4.500%	4/1/42	1,510	1,568
Arizona Public Service Co.	4.700%	1/15/44	1,250	1,362
Baltimore Gas & Electric Co.	6.350%	10/1/36	1,075	1,385
Berkshire Hathaway Energy Co.	8.480%	9/15/28	420	612
Berkshire Hathaway Energy Co.	6.125%	4/1/36	5,795	7,174
Berkshire Hathaway Energy Co.	5.950%	5/15/37	1,675	2,041
Berkshire Hathaway Energy Co.	6.500%	9/15/37	3,680	4,745
Berkshire Hathaway Energy Co.	5.150%	11/15/43	3,600	4,030
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	925	1,262
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	1,600	1,469
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	1,625	1,710
Cleco Power LLC	6.500%	12/1/35	500	621
Cleco Power LLC	6.000%	12/1/40	1,000	1,223
Cleveland Electric Illuminating Co.	5.500%	8/15/24	1,500	1,746
Cleveland Electric Illuminating Co.	5.950%	12/15/36	1,000	1,137
CMS Energy Corp.	4.700%	3/31/43	850	870
CMS Energy Corp.	4.875%	3/1/44	850	892
Commonwealth Edison Co.	5.900%	3/15/36	3,500	4,335
Commonwealth Edison Co.	6.450%	1/15/38	1,475	1,965
Commonwealth Edison Co.	3.800%	10/1/42	650	612
Commonwealth Edison Co.	4.600%	8/15/43	2,100	2,251
Connecticut Light & Power Co.	6.350%	6/1/36	1,250	1,632
Connecticut Light & Power Co.	4.300%	4/15/44	525	531
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	2,700	3,087
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	2,575	3,155
Consolidated Edison Co. of New York Inc.	5.700%	12/1/36	1,550	1,867
Consolidated Edison Co. of New York Inc.	6.300%	8/15/37	1,300	1,678
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	2,025	2,725
Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	875	1,032
Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	1,150	1,390
Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	1,000	982
Consolidated Edison Co. of New York Inc.	3.950%	3/1/43	850	805
Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	2,550	2,605
Consumers Energy Co.	3.950%	5/15/43	1,950	1,894
Delmarva Power & Light Co.	4.000%	6/1/42	1,250	1,209
Dominion Resources Inc.	6.300%	3/15/33	2,550	3,126
Dominion Resources Inc.	5.950%	6/15/35	2,625	3,170
Dominion Resources Inc.	4.900%	8/1/41	1,100	1,151
Dominion Resources Inc.	4.050%	9/15/42	100	93
DTE Electric Co.	3.375%	3/1/25	1,975	1,993
DTE Electric Co.	5.700%	10/1/37	1,785	2,170
DTE Electric Co.	3.950%	6/15/42	1,125	1,081
DTE Electric Co.	4.000%	4/1/43	900	873
DTE Electric Co.	4.300%	7/1/44	400	404
DTE Energy Co.	6.375%	4/15/33	1,700	2,151
Duke Energy Carolinas LLC	6.000%	12/1/28	1,625	1,992
Duke Energy Carolinas LLC	6.450%	10/15/32	1,050	1,349
Duke Energy Carolinas LLC	6.100%	6/1/37	1,275	1,592

77

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Duke Energy Carolinas LLC	6.000%	1/15/38	1,955	2,484
Duke Energy Carolinas LLC	6.050%	4/15/38	3,550	4,537
Duke Energy Carolinas LLC	5.300%	2/15/40	2,000	2,346
Duke Energy Carolinas LLC	4.250%	12/15/41	2,225	2,254
Duke Energy Carolinas LLC	4.000%	9/30/42	1,900	1,840
Duke Energy Florida Inc.	6.350%	9/15/37	1,595	2,109
Duke Energy Florida Inc.	6.400%	6/15/38	3,350	4,456
Duke Energy Florida Inc.	5.650%	4/1/40	795	979
Duke Energy Indiana Inc.	6.120%	10/15/35	1,055	1,297
Duke Energy Indiana Inc.	6.350%	8/15/38	2,350	3,094
Duke Energy Indiana Inc.	4.200%	3/15/42	700	701
Duke Energy Indiana Inc.	4.900%	7/15/43	1,500	1,664
Duke Energy Progress Inc.	6.300%	4/1/38	1,775	2,344
Duke Energy Progress Inc.	4.100%	5/15/42	475	469
Duke Energy Progress Inc.	4.100%	3/15/43	1,000	988
Duke Energy Progress Inc.	4.375%	3/30/44	500	521
El Paso Electric Co.	6.000%	5/15/35	850	1,000
Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,150	1,359
Entergy Louisiana LLC	5.400%	11/1/24	1,875	2,192
Entergy Louisiana LLC	4.440%	1/15/26	425	464
Exelon Corp.	5.625%	6/15/35	2,810	3,158
Exelon Generation Co. LLC	6.250%	10/1/39	1,655	1,936
Exelon Generation Co. LLC	5.750%	10/1/41	550	607
Exelon Generation Co. LLC	5.600%	6/15/42	3,745	4,045
FirstEnergy Solutions Corp.	6.800%	8/15/39	945	1,013
Florida Power & Light Co.	5.950%	10/1/33	950	1,195
Florida Power & Light Co.	5.625%	4/1/34	1,674	2,045
Florida Power & Light Co.	4.950%	6/1/35	460	519
Florida Power & Light Co.	5.400%	9/1/35	1,190	1,415
Florida Power & Light Co.	6.200%	6/1/36	1,150	1,489
Florida Power & Light Co.	5.650%	2/1/37	1,525	1,883
Florida Power & Light Co.	5.850%	5/1/37	475	598
Florida Power & Light Co.	5.950%	2/1/38	2,375	2,997
Florida Power & Light Co.	5.960%	4/1/39	1,825	2,339
Florida Power & Light Co.	5.690%	3/1/40	750	937
Florida Power & Light Co.	5.250%	2/1/41	1,095	1,297
Florida Power & Light Co.	5.125%	6/1/41	625	726
Florida Power & Light Co.	4.125%	2/1/42	1,775	1,770
Florida Power & Light Co.	4.050%	6/1/42	1,325	1,309
Florida Power & Light Co.	3.800%	12/15/42	1,375	1,308
Georgia Power Co.	5.650%	3/1/37	2,575	3,066
Georgia Power Co.	5.950%	2/1/39	725	899
Georgia Power Co.	5.400%	6/1/40	1,500	1,743
Georgia Power Co.	4.750%	9/1/40	1,625	1,734
Georgia Power Co.	4.300%	3/15/42	3,800	3,805
Iberdrola International BV	6.750%	7/15/36	1,495	1,856
Indiana Michigan Power Co.	6.050%	3/15/37	425	517
Interstate Power & Light Co.	6.250%	7/15/39	1,100	1,421
ITC Holdings Corp.	5.300%	7/1/43	950	1,043
Jersey Central Power & Light Co.	6.150%	6/1/37	750	858
3 John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,211	2,315
Kansas City Power & Light Co.	6.050%	11/15/35	900	1,080
Kansas City Power & Light Co.	5.300%	10/1/41	1,500	1,682
Kentucky Utilities Co.	5.125%	11/1/40	1,800	2,064
Kentucky Utilities Co.	4.650%	11/15/43	1,800	1,926
Louisville Gas & Electric Co.	5.125%	11/15/40	1,975	2,285
Louisville Gas & Electric Co.	4.650%	11/15/43	75	81
MidAmerican Energy Co.	6.750%	12/30/31	1,795	2,393
MidAmerican Energy Co.	5.750%	11/1/35	850	1,041
MidAmerican Energy Co.	5.800%	10/15/36	1,625	2,007
Mississippi Power Co.	4.250%	3/15/42	1,625	1,588
4 National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,851	1,871
National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	1,189	1,202
Nevada Power Co.	6.650%	4/1/36	775	1,045

78

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Nevada Power Co.	6.750%	7/1/37	1,800	2,466
Nevada Power Co.	5.375%	9/15/40	970	1,143
Nevada Power Co.	5.450%	5/15/41	530	635
Northern States Power Co.	5.250%	7/15/35	1,175	1,362
Northern States Power Co.	6.250%	6/1/36	525	683
Northern States Power Co.	6.200%	7/1/37	1,550	2,007
Northern States Power Co.	5.350%	11/1/39	625	738
Northern States Power Co.	4.850%	8/15/40	1,200	1,335
Northern States Power Co.	3.400%	8/15/42	475	418
Northern States Power Co.	4.125%	5/15/44	1,300	1,308
NSTAR Electric Co.	5.500%	3/15/40	2,550	3,077
NSTAR Electric Co.	4.400%	3/1/44	375	391
Oglethorpe Power Corp.	5.950%	11/1/39	750	921
Oglethorpe Power Corp.	5.375%	11/1/40	1,730	1,973
Oglethorpe Power Corp.	4.200%	12/1/42	700	678
Oglethorpe Power Corp.	4.550%	6/1/44	550	555
Oglethorpe Power Corp.	5.250%	9/1/50	675	758
Ohio Edison Co.	6.875%	7/15/36	1,000	1,290
Ohio Power Co.	6.600%	2/15/33	900	1,160
Ohio Power Co.	5.850%	10/1/35	300	363
Oklahoma Gas & Electric Co.	5.850%	6/1/40	350	435
Oklahoma Gas & Electric Co.	5.250%	5/15/41	750	865
Oklahoma Gas & Electric Co.	3.900%	5/1/43	1,375	1,319
Oklahoma Gas & Electric Co.	4.550%	3/15/44	625	664
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	1,550	2,124
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	455	639
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,265	1,825
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	1,175	1,362
Oncor Electric Delivery Co. LLC	4.550%	12/1/41	810	854
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	1,325	1,556
Pacific Gas & Electric Co.	6.050%	3/1/34	9,290	11,459
Pacific Gas & Electric Co.	5.800%	3/1/37	3,130	3,769
Pacific Gas & Electric Co.	6.350%	2/15/38	2,650	3,358
Pacific Gas & Electric Co.	6.250%	3/1/39	2,200	2,769
Pacific Gas & Electric Co.	5.400%	1/15/40	1,180	1,356
Pacific Gas & Electric Co.	4.500%	12/15/41	750	762
Pacific Gas & Electric Co.	4.450%	4/15/42	1,475	1,506
Pacific Gas & Electric Co.	4.600%	6/15/43	1,700	1,775
Pacific Gas & Electric Co.	5.125%	11/15/43	1,700	1,890
Pacific Gas & Electric Co.	4.750%	2/15/44	450	478
PacifiCorp	7.700%	11/15/31	400	578
PacifiCorp	5.250%	6/15/35	1,150	1,338
PacifiCorp	6.100%	8/1/36	1,050	1,339
PacifiCorp	5.750%	4/1/37	1,825	2,239
PacifiCorp	6.250%	10/15/37	2,143	2,780
PacifiCorp	6.000%	1/15/39	1,725	2,179
PacifiCorp	4.100%	2/1/42	2,000	1,970
Peco Energy Co.	5.950%	10/1/36	340	434
Pennsylvania Electric Co.	6.150%	10/1/38	850	990
Potomac Electric Power Co.	6.500%	11/15/37	2,000	2,691
Potomac Electric Power Co.	7.900%	12/15/38	160	248
Potomac Electric Power Co.	4.150%	3/15/43	725	726
PPL Capital Funding Inc.	4.700%	6/1/43	1,575	1,612
PPL Capital Funding Inc.	5.000%	3/15/44	1,000	1,069
PPL Electric Utilities Corp.	6.250%	5/15/39	1,275	1,659
PPL Electric Utilities Corp.	5.200%	7/15/41	800	933
PPL Electric Utilities Corp.	4.750%	7/15/43	150	165
PPL Electric Utilities Corp.	4.125%	6/15/44	1,000	997
Progress Energy Inc.	7.750%	3/1/31	1,875	2,647
Progress Energy Inc.	7.000%	10/30/31	900	1,191
Progress Energy Inc.	6.000%	12/1/39	1,775	2,216
PSEG Power LLC	8.625%	4/15/31	1,075	1,545
Public Service Co. of Colorado	6.250%	9/1/37	1,025	1,356
Public Service Co. of Colorado	6.500%	8/1/38	630	850

79

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Co. of Colorado	4.750%	8/15/41	1,300	1,417
Public Service Co. of Colorado	3.600%	9/15/42	1,850	1,702
Public Service Co. of Colorado	4.300%	3/15/44	1,850	1,916
Public Service Co. of Oklahoma	6.625%	11/15/37	300	389
Public Service Electric & Gas Co.	5.800%	5/1/37	2,050	2,542
Public Service Electric & Gas Co.	5.375%	11/1/39	2,550	3,036
Public Service Electric & Gas Co.	3.950%	5/1/42	2,375	2,312
Public Service Electric & Gas Co.	3.650%	9/1/42	2,425	2,228
Public Service Electric & Gas Co.	4.000%	6/1/44	100	98
Puget Sound Energy Inc.	7.020%	12/1/27	1,146	1,525
Puget Sound Energy Inc.	5.483%	6/1/35	1,725	2,041
Puget Sound Energy Inc.	6.724%	6/15/36	128	173
Puget Sound Energy Inc.	6.274%	3/15/37	1,775	2,329
Puget Sound Energy Inc.	5.757%	10/1/39	1,450	1,804
Puget Sound Energy Inc.	5.795%	3/15/40	675	839
Puget Sound Energy Inc.	5.764%	7/15/40	720	894
Puget Sound Energy Inc.	5.638%	4/15/41	325	399
Puget Sound Energy Inc.	4.434%	11/15/41	650	680
San Diego Gas & Electric Co.	6.000%	6/1/26	500	621
San Diego Gas & Electric Co.	5.350%	5/15/35	1,025	1,213
San Diego Gas & Electric Co.	6.125%	9/15/37	841	1,084
San Diego Gas & Electric Co.	6.000%	6/1/39	325	415
San Diego Gas & Electric Co.	5.350%	5/15/40	200	239
San Diego Gas & Electric Co.	4.500%	8/15/40	2,225	2,359
San Diego Gas & Electric Co.	3.950%	11/15/41	1,150	1,114
San Diego Gas & Electric Co.	4.300%	4/1/42	500	516
Sierra Pacific Power Co.	6.750%	7/1/37	670	903
South Carolina Electric & Gas Co.	6.625%	2/1/32	500	665
South Carolina Electric & Gas Co.	5.300%	5/15/33	1,850	2,129
South Carolina Electric & Gas Co.	6.050%	1/15/38	1,200	1,521
South Carolina Electric & Gas Co.	5.450%	2/1/41	500	598
South Carolina Electric & Gas Co.	4.350%	2/1/42	1,895	1,950
South Carolina Electric & Gas Co.	4.600%	6/15/43	825	880
South Carolina Electric & Gas Co.	4.500%	6/1/64	925	938
Southern California Edison Co.	6.650%	4/1/29	200	257
Southern California Edison Co.	6.000%	1/15/34	1,260	1,581
Southern California Edison Co.	5.750%	4/1/35	800	982
Southern California Edison Co.	5.350%	7/15/35	2,000	2,347
Southern California Edison Co.	5.550%	1/15/36	100	119
Southern California Edison Co.	5.625%	2/1/36	2,625	3,156
Southern California Edison Co.	5.550%	1/15/37	500	597
Southern California Edison Co.	5.950%	2/1/38	2,675	3,366
Southern California Edison Co.	6.050%	3/15/39	325	413
Southern California Edison Co.	5.500%	3/15/40	625	751
Southern California Edison Co.	4.500%	9/1/40	2,525	2,648
Southern California Edison Co.	3.900%	12/1/41	1,175	1,131
Southern California Edison Co.	4.050%	3/15/42	2,540	2,498
Southern California Edison Co.	3.900%	3/15/43	500	478
Southern California Edison Co.	4.650%	10/1/43	2,275	2,442
Southern Power Co.	5.150%	9/15/41	1,725	1,905
Southern Power Co.	5.250%	7/15/43	500	557
Southwestern Electric Power Co.	6.200%	3/15/40	400	500
Southwestern Public Service Co.	4.500%	8/15/41	1,450	1,537
Tampa Electric Co.	6.550%	5/15/36	800	1,055
Tampa Electric Co.	6.150%	5/15/37	700	891
Tampa Electric Co.	4.100%	6/15/42	2,525	2,459
Toledo Edison Co.	6.150%	5/15/37	875	1,058
TransAlta Corp.	6.500%	3/15/40	600	624
Union Electric Co.	5.300%	8/1/37	1,675	1,953
Union Electric Co.	8.450%	3/15/39	300	490
Union Electric Co.	3.900%	9/15/42	1,675	1,619
Virginia Electric & Power Co.	6.000%	1/15/36	1,725	2,165
Virginia Electric & Power Co.	6.000%	5/15/37	1,725	2,181
Virginia Electric & Power Co.	6.350%	11/30/37	1,800	2,376

80

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Virginia Electric & Power Co.	8.875%	11/15/38	1,460	2,418
	Virginia Electric & Power Co.	4.000%	1/15/43	2,175	2,099
	Virginia Electric & Power Co.	4.650%	8/15/43	1,700	1,821
	Virginia Electric and Power Co.	4.450%	2/15/44	1,700	1,774
	Westar Energy Inc.	4.125%	3/1/42	1,235	1,226
	Westar Energy Inc.	4.100%	4/1/43	1,700	1,683
	Westar Energy Inc.	4.625%	9/1/43	800	859
	Wisconsin Electric Power Co.	5.625%	5/15/33	450	543
	Wisconsin Electric Power Co.	5.700%	12/1/36	850	1,044
	Wisconsin Electric Power Co.	3.650%	12/15/42	325	299
	Wisconsin Electric Power Co.	4.250%	6/1/44	1,725	1,754
	Wisconsin Power & Light Co.	6.375%	8/15/37	975	1,288
	Wisconsin Public Service Corp.	3.671%	12/1/42	850	793
	Wisconsin Public Service Corp.	4.752%	11/1/44	1,500	1,657
	Xcel Energy Inc.	6.500%	7/1/36	650	848
	Xcel Energy Inc.	4.800%	9/15/41	600	645
	Natural Gas (2.9%)
	AGL Capital Corp.	6.000%	10/1/34	850	1,045
	AGL Capital Corp.	5.875%	3/15/41	1,725	2,119
	AGL Capital Corp.	4.400%	6/1/43	1,350	1,376
	Atmos Energy Corp.	5.500%	6/15/41	1,550	1,859
	Atmos Energy Corp.	4.150%	1/15/43	1,400	1,393
	Buckeye Partners LP	5.850%	11/15/43	900	1,006
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	1,600	1,944
	DCP Midstream LLC	8.125%	8/16/30	1,575	2,065
	DCP Midstream Operating LP	5.600%	4/1/44	1,350	1,492
4	Dominion Gas Holdings LLC	4.800%	11/1/43	1,000	1,067
	El Paso Natural Gas Co. LLC	8.375%	6/15/32	782	1,082
	El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	1,500	1,945
	El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	1,650	1,535
4	Enable Midstream Partners LP	5.000%	5/15/44	1,725	1,754
	Enbridge Energy Partners LP	7.500%	4/15/38	2,170	2,897
	Enbridge Energy Partners LP	5.500%	9/15/40	425	462
	Enbridge Inc.	4.500%	6/10/44	1,500	1,481
	Energy Transfer Partners LP	8.250%	11/15/29	950	1,323
	Energy Transfer Partners LP	6.625%	10/15/36	750	888
	Energy Transfer Partners LP	7.500%	7/1/38	2,775	3,567
	Energy Transfer Partners LP	6.050%	6/1/41	3,050	3,452
	Energy Transfer Partners LP	6.500%	2/1/42	4,930	5,870
	Energy Transfer Partners LP	5.150%	2/1/43	1,250	1,280
	EnLink Midstream Partners LP	5.600%	4/1/44	875	975
	Enterprise Products Operating LLC	6.875%	3/1/33	2,275	2,942
	Enterprise Products Operating LLC	6.650%	10/15/34	1,070	1,359
	Enterprise Products Operating LLC	5.750%	3/1/35	850	982
	Enterprise Products Operating LLC	7.550%	4/15/38	1,225	1,691
	Enterprise Products Operating LLC	6.125%	10/15/39	1,500	1,827
	Enterprise Products Operating LLC	6.450%	9/1/40	1,275	1,609
	Enterprise Products Operating LLC	5.950%	2/1/41	3,500	4,159
	Enterprise Products Operating LLC	5.700%	2/15/42	1,225	1,424
	Enterprise Products Operating LLC	4.850%	8/15/42	1,750	1,807
	Enterprise Products Operating LLC	4.450%	2/15/43	5,150	5,035
	Enterprise Products Operating LLC	4.850%	3/15/44	2,150	2,222
	Enterprise Products Operating LLC	5.100%	2/15/45	3,000	3,208
	KeySpan Corp.	8.000%	11/15/30	1,175	1,611
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	500	627
	Kinder Morgan Energy Partners LP	7.750%	3/15/32	500	648
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	1,600	2,026
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	2,575	2,835
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	1,950	2,287
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,769	4,634
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	1,875	2,212
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	375	448
	Kinder Morgan Energy Partners LP	6.375%	3/1/41	1,750	2,047

81

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Kinder Morgan Energy Partners LP	5.625%	9/1/41	1,275	1,363
Kinder Morgan Energy Partners LP	5.000%	8/15/42	1,500	1,475
Kinder Morgan Energy Partners LP	5.000%	3/1/43	1,900	1,882
Kinder Morgan Energy Partners LP	5.500%	3/1/44	1,800	1,898
Magellan Midstream Partners LP	6.400%	5/1/37	175	217
Magellan Midstream Partners LP	4.200%	12/1/42	1,150	1,088
Magellan Midstream Partners LP	5.150%	10/15/43	1,875	2,049
Nisource Finance Corp.	6.250%	12/15/40	730	875
Nisource Finance Corp.	5.950%	6/15/41	2,875	3,338
Nisource Finance Corp.	5.800%	2/1/42	2,700	3,092
Nisource Finance Corp.	5.250%	2/15/43	2,750	2,959
Nisource Finance Corp.	4.800%	2/15/44	1,625	1,640
4 ONE Gas Inc.	4.658%	2/1/44	1,575	1,693
ONEOK Partners LP	6.650%	10/1/36	2,025	2,489
ONEOK Partners LP	6.850%	10/15/37	200	252
ONEOK Partners LP	6.125%	2/1/41	2,150	2,535
ONEOK Partners LP	6.200%	9/15/43	1,150	1,370
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	850	906
Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	845	1,067
Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	2,000	2,535
Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	600	648
Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	925	878
Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	925	935
Sempra Energy	6.000%	10/15/39	4,950	6,132
Southern California Gas Co.	5.750%	11/15/35	75	94
Southern California Gas Co.	3.750%	9/15/42	1,350	1,273
Southern California Gas Co.	4.450%	3/15/44	725	767
Southern Natural Gas Co. LLC	8.000%	3/1/32	2,158	2,945
Spectra Energy Capital LLC	6.750%	2/15/32	905	1,037
Spectra Energy Partners LP	5.950%	9/25/43	1,000	1,183
Sunoco Logistics Partners Operations LP	6.850%	2/15/40	850	1,048
Sunoco Logistics Partners Operations LP	6.100%	2/15/42	1,000	1,152
Sunoco Logistics Partners Operations LP	4.950%	1/15/43	700	700
Sunoco Logistics Partners Operations LP	5.300%	4/1/44	1,250	1,311
Tennessee Gas Pipeline Co. LLC	7.000%	3/15/27	1,466	1,846
Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	1,400	1,787
Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	110	152
Texas Eastern Transmission LP	7.000%	7/15/32	1,100	1,452
TransCanada PipeLines Ltd.	4.625%	3/1/34	3,600	3,828
TransCanada PipeLines Ltd.	5.600%	3/31/34	1,425	1,672
TransCanada PipeLines Ltd.	5.850%	3/15/36	3,150	3,755
TransCanada PipeLines Ltd.	6.200%	10/15/37	2,500	3,173
TransCanada PipeLines Ltd.	7.250%	8/15/38	3,625	5,056
TransCanada PipeLines Ltd.	7.625%	1/15/39	1,740	2,516
TransCanada PipeLines Ltd.	6.100%	6/1/40	975	1,216
TransCanada PipeLines Ltd.	5.000%	10/16/43	1,075	1,173
Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	750	856
Transcontinental Gas Pipe Line Co. LLC	4.450%	8/1/42	1,075	1,077
Western Gas Partners LP	5.450%	4/1/44	1,250	1,373
Williams Cos. Inc.	7.500%	1/15/31	1,151	1,358
Williams Cos. Inc.	8.750%	3/15/32	1,191	1,549
Williams Cos. Inc.	5.750%	6/24/44	2,700	2,703
Williams Partners LP	3.900%	1/15/25	2,300	2,305
Williams Partners LP	6.300%	4/15/40	1,980	2,347
Williams Partners LP	5.800%	11/15/43	2,350	2,649
Williams Partners LP	5.400%	3/4/44	1,400	1,495
Williams Partners LP	4.900%	1/15/45	1,400	1,380
Other Utility (0.1%)
American Water Capital Corp.	6.593%	10/15/37	2,675	3,547
American Water Capital Corp.	4.300%	12/1/42	750	754
United Utilities plc	6.875%	8/15/28	1,425	1,699
Veolia Environnement SA	6.750%	6/1/38	1,425	1,745

82

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)

					624,824

Total Corporate Bonds (Cost $3,081,745)					3,392,421

Sovereign Bonds (U.S. Dollar-Denominated) (7.6%)
	Abu Dhabi National Energy Co.	3.875%	5/6/24	2,200	2,184
	Asian Development Bank	6.220%	8/15/27	2,700	3,601
	Asian Development Bank	5.820%	6/16/28	280	352
	CNOOC Finance 2013 Ltd.	4.250%	5/9/43	2,500	2,305
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/44	2,300	2,331
	Ecopetrol SA	7.375%	9/18/43	2,500	3,087
	Ecopetrol SA	5.875%	5/28/45	6,000	6,196
	European Investment Bank	4.875%	2/15/36	1,755	2,098
	Federative Republic of Brazil	4.250%	1/7/25	9,725	9,857
	Federative Republic of Brazil	8.750%	2/4/25	4,282	5,973
	Federative Republic of Brazil	10.125%	5/15/27	2,400	3,810
	Federative Republic of Brazil	8.250%	1/20/34	7,675	10,687
	Federative Republic of Brazil	7.125%	1/20/37	8,995	11,362
3	Federative Republic of Brazil	11.000%	8/17/40	5,150	5,747
	Federative Republic of Brazil	5.625%	1/7/41	10,600	11,362
	Hydro-Quebec	8.050%	7/7/24	5,000	6,926
	Hydro-Quebec	8.500%	12/1/29	1,321	1,976
	Inter-American Development Bank	7.000%	6/15/25	750	1,006
	Inter-American Development Bank	3.875%	10/28/41	1,230	1,225
	Inter-American Development Bank	3.200%	8/7/42	1,750	1,550
	Inter-American Development Bank	4.375%	1/24/44	650	710
	International Bank for Reconstruction & Development	8.875%	3/1/26	1,000	1,555
	International Bank for Reconstruction & Development	4.750%	2/15/35	1,775	2,090
5	KFW	0.000%	4/18/36	11,500	5,388
5	KFW	0.000%	6/29/37	825	373
	Korea Electric Power Corp.	7.000%	2/1/27	750	932
	Nexen Energy ULC	7.875%	3/15/32	1,800	2,424
	Nexen Energy ULC	5.875%	3/10/35	1,850	2,072
	Nexen Energy ULC	6.400%	5/15/37	3,740	4,512
	Nexen Energy ULC	7.500%	7/30/39	1,525	2,064
3	Oriental Republic of Uruguay	4.500%	8/14/24	4,975	5,248
3	Oriental Republic of Uruguay	7.625%	3/21/36	2,443	3,298
3	Oriental Republic of Uruguay	4.125%	11/20/45	2,100	1,822
	Pemex Project Funding Master Trust	6.625%	6/15/35	8,620	10,162
	Pemex Project Funding Master Trust	6.625%	6/15/38	2,575	3,004
	Petrobras Global Finance BV	5.625%	5/20/43	3,900	3,490
	Petrobras Global Finance BV	7.250%	3/17/44	1,600	1,761
	Petrobras International Finance Co.	6.875%	1/20/40	6,600	6,856
	Petrobras International Finance Co.	6.750%	1/27/41	7,295	7,496
	Petroleos Mexicanos	6.500%	6/2/41	9,125	10,656
	Petroleos Mexicanos	5.500%	6/27/44	7,950	8,212
4	Petroleos Mexicanos	6.375%	1/23/45	8,800	10,179
	Province of British Columbia	6.500%	1/15/26	1,500	1,974
	Province of British Columbia	7.250%	9/1/36	500	737
	Quebec	7.500%	9/15/29	5,715	8,128
	Region of Lombardy Italy	5.804%	10/25/32	2,375	2,466
	Republic of Chile	3.625%	10/30/42	2,775	2,434
	Republic of Colombia	10.375%	1/28/33	500	789
	Republic of Colombia	7.375%	9/18/37	4,947	6,716
	Republic of Colombia	6.125%	1/18/41	7,225	8,641
3	Republic of Colombia	5.625%	2/26/44	7,100	7,917
	Republic of Finland	6.950%	2/15/26	695	905
	Republic of Italy	5.375%	6/15/33	5,825	6,812
	Republic of Korea	5.625%	11/3/25	1,775	2,199
	Republic of Korea	4.125%	6/10/44	3,000	3,160
	Republic of Panama	7.125%	1/29/26	4,215	5,332
	Republic of Panama	8.875%	9/30/27	1,960	2,793
	Republic of Panama	9.375%	4/1/29	2,435	3,610
3	Republic of Panama	6.700%	1/26/36	6,851	8,452

83

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
3 Republic of Panama	4.300%	4/29/53	1,350	1,172
Republic of Peru	7.350%	7/21/25	6,900	9,143
Republic of Peru	8.750%	11/21/33	6,350	9,673
3 Republic of Peru	6.550%	3/14/37	3,525	4,415
Republic of Peru	5.625%	11/18/50	4,945	5,532
Republic of Philippines	9.500%	10/21/24	1,700	2,497
Republic of Philippines	10.625%	3/16/25	5,275	8,275
Republic of Philippines	5.500%	3/30/26	3,525	4,063
Republic of Philippines	9.500%	2/2/30	5,250	8,210
Republic of Philippines	7.750%	1/14/31	7,275	10,049
Republic of Philippines	6.375%	1/15/32	5,400	6,669
Republic of Philippines	6.375%	10/23/34	8,475	10,678
Republic of Philippines	5.000%	1/13/37	2,875	3,173
Republic of South Africa	5.875%	9/16/25	5,800	6,453
Republic of South Africa	6.250%	3/8/41	1,600	1,843
Republic of Turkey	7.375%	2/5/25	9,900	12,020
Republic of Turkey	11.875%	1/15/30	4,150	7,104
Republic of Turkey	8.000%	2/14/34	5,675	7,459
Republic of Turkey	6.875%	3/17/36	9,000	10,577
Republic of Turkey	7.250%	3/5/38	2,000	2,469
Republic of Turkey	6.750%	5/30/40	7,000	8,155
Republic of Turkey	6.000%	1/14/41	10,200	10,895
Republic of Turkey	4.875%	4/16/43	3,100	2,911
Republic of Turkey	6.625%	2/17/45	4,000	4,624
3 Republic of Uruguay	5.100%	6/18/50	7,950	7,810
State of Israel	4.500%	1/30/43	3,525	3,447
Statoil ASA	7.250%	9/23/27	2,500	3,411
Statoil ASA	6.800%	1/15/28	185	241
Statoil ASA	7.150%	1/15/29	1,090	1,478
Statoil ASA	5.100%	8/17/40	2,300	2,607
Statoil ASA	4.250%	11/23/41	1,925	1,931
Statoil ASA	3.950%	5/15/43	4,470	4,291
Statoil ASA	4.800%	11/8/43	1,500	1,646
United Mexican States	8.300%	8/15/31	2,810	4,129
United Mexican States	7.500%	4/8/33	2,650	3,685
United Mexican States	6.750%	9/27/34	7,137	9,197
United Mexican States	6.050%	1/11/40	13,325	16,123
United Mexican States	4.750%	3/8/44	14,215	14,460
United Mexican States	5.550%	1/21/45	8,500	9,680
United Mexican States	5.750%	10/12/10	8,700	9,226

Total Sovereign Bonds (Cost $491,648)				512,425

Taxable Municipal Bonds (6.5%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	1,100	1,441
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	680	833
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	645	908
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	550	673
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	2,700	3,115
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	450	554
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	175	240
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	2,995	4,473
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	600	744
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	1,095	1,478

84

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	4,350	5,847
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	2,850	4,095
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	1,305	1,852
California GO	7.700%	11/1/30	1,100	1,349
California GO	7.500%	4/1/34	9,080	12,936
California GO	7.950%	3/1/36	1,450	1,770
California GO	7.550%	4/1/39	6,390	9,508
California GO	7.300%	10/1/39	5,230	7,366
California GO	7.350%	11/1/39	3,675	5,220
California GO	7.625%	3/1/40	4,865	7,155
California GO	7.600%	11/1/40	5,250	7,953
California Institute of Technology GO	4.700%	11/1/11	1,375	1,341
California Public Works Board Lease Revenue (Various
Capital Projects)	8.361%	10/1/34	725	1,028
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	800	956
Chicago IL Board of Education GO	6.319%	11/1/29	1,055	1,121
Chicago IL Board of Education GO	6.138%	12/1/39	800	813
Chicago IL GO	7.781%	1/1/35	675	830
Chicago IL GO	5.432%	1/1/42	900	890
Chicago IL GO	6.314%	1/1/44	1,550	1,714
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	1,625	1,950
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	600	672
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,150	1,470
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	200	228
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	5,650	7,011
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	575	677
Chicago IL Water Revenue	6.742%	11/1/40	800	957
Clark County NV Airport Revenue	6.881%	7/1/42	1,650	1,819
Clark County NV Airport Revenue	6.820%	7/1/45	1,000	1,354
Colorado Bridge Enterprise Revenue	6.078%	12/1/40	1,280	1,618
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	1,190	1,426
Connecticut GO	5.090%	10/1/30	1,350	1,518
Connecticut GO	5.850%	3/15/32	4,350	5,309
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	900	999
Cook County IL GO	6.229%	11/15/34	1,050	1,215
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	1,220	1,528
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	245	312
Dallas County TX Hospital District Revenue	5.621%	8/15/44	850	1,021
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	515	584
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,570	2,062
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	1,665	1,905
Dallas TX Convention Center Hotel Development Corp.
Hotel Revenue	7.088%	1/1/42	990	1,257
Dallas TX Independent School District GO	6.450%	2/15/35	1,495	1,738
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	800	780
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	850	1,079
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	525	615
District of Columbia Income Tax Revenue	5.591%	12/1/34	675	804
District of Columbia Income Tax Revenue	5.582%	12/1/35	735	879
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	575	682
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	700	778
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	1,990	2,502

85

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Georgia GO	4.503%	11/1/25	1,825	2,044
	Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	4,325	5,274
	Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	2,825	3,393
	Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	850	948
	Houston TX GO	6.290%	3/1/32	885	1,087
	Houston TX Utility System Revenue	3.828%	5/15/28	1,200	1,259
	Illinois GO	5.100%	6/1/33	21,530	21,574
	Illinois GO	6.630%	2/1/35	3,720	4,202
	Illinois GO	6.725%	4/1/35	2,000	2,298
	Illinois GO	7.350%	7/1/35	750	901
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	1,200	1,495
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	600	719
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	1,075	1,360
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	3.985%	1/1/29	1,125	1,134
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	4.532%	1/1/35	1,050	1,087
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	1,175	1,145
	Kansas Department of Transportation Highway
	Revenue	4.596%	9/1/35	925	1,004
6	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	500	552
	La Paz County AZ Industrial Development Authority
	Project Revenue (LCS Corrections Services, Inc.
	Project)	7.000%	3/1/34	750	742
	Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	525	576
	Los Angeles CA Community College District GO	6.600%	8/1/42	2,300	3,154
	Los Angeles CA Community College District GO	6.750%	8/1/49	700	986
	Los Angeles CA Department of Airports International
	Airport Revenue	6.582%	5/15/39	305	385
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	775	958
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	795	961
	Los Angeles CA Department of Water & Power
	Revenue	6.166%	7/1/40	625	686
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	1,575	2,202
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	1,500	2,087
	Los Angeles CA Unified School District GO	5.755%	7/1/29	1,105	1,332
	Los Angeles CA Unified School District GO	5.750%	7/1/34	3,795	4,626
	Los Angeles CA Unified School District GO	6.758%	7/1/34	2,660	3,565
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	1,150	1,375
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	700	894
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	700	938
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	850	1,064
	Massachusetts GO	4.500%	8/1/31	1,500	1,623
	Massachusetts GO	5.456%	12/1/39	2,850	3,372
	Massachusetts Institute of Technology GO	5.600%	7/1/11	3,025	3,746
	Massachusetts Institute of Technology GO	4.678%	7/1/14	825	876
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	1,050	1,280
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	850	1,064
	Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	900	1,002
	Metropolitan Government of Nashville & Davidson
	County TN Convention Center Authority Tourism Tax
	Revenue	6.731%	7/1/43	1,000	1,284
	Metropolitan Government of Nashville & Davidson
	County TN GO	5.707%	7/1/34	1,200	1,376

86

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Metropolitan Washington DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	1,055	1,420
	Metropolitan Water District of Southern California
	Revenue	6.947%	7/1/40	575	674
	Mississippi GO	5.245%	11/1/34	1,100	1,253
	Missouri Highways & Transportation Commission Road
	Revenue	5.445%	5/1/33	600	702
7	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	5,600	7,309
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	2,200	2,552
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.104%	12/15/28	1,250	1,392
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	2,325	3,019
8	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	30	31
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	4,689	6,757
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,760	6,659
	New York City NY GO	5.206%	10/1/31	1,070	1,210
	New York City NY GO	6.646%	12/1/31	400	471
	New York City NY GO	6.246%	6/1/35	1,075	1,232
	New York City NY GO	5.968%	3/1/36	415	506
	New York City NY GO	5.985%	12/1/36	625	763
	New York City NY GO	5.517%	10/1/37	1,875	2,205
	New York City NY GO	6.271%	12/1/37	1,620	2,074
	New York City NY GO	5.846%	6/1/40	400	490
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.750%	6/15/41	900	1,126
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.790%	6/15/41	500	549
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	550	686
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	800	1,028
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	1,475	1,909
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.440%	6/15/43	1,995	2,388
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	2,070	2,635
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	800	1,028
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.267%	5/1/27	200	234
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.767%	8/1/36	775	947
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	2,215	2,659
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.572%	11/1/38	1,150	1,384
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	5,025	7,295
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	575	720
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	500	627
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	700	852
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	1,750	2,304
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.500%	3/15/30	2,750	3,236
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	500	579

87

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	2,000	2,405
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.389%	3/15/40	635	758
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.600%	3/15/40	200	239
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	1,625	1,950
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.838%	3/15/40	625	750
	New York University Hospitals Center GO	4.428%	7/1/42	1,025	966
	New York University Hospitals Center Revenue	5.750%	7/1/43	925	1,063
	North Carolina Turnpike Authority Revenue	6.700%	1/1/39	170	187
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	3,635	4,992
3	Northwestern University Illinois GO	4.643%	12/1/44	1,850	2,013
	Ohio State University General Receipts Revenue	4.910%	6/1/40	1,875	2,122
	Ohio State University General Receipts Revenue	4.800%	6/1/11	1,632	1,686
	Ohio Water Development Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	1,125	1,245
	Orange County CA Local Transportation Authority Sales
	Tax Revenue	6.908%	2/15/41	1,060	1,436
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	1,305	1,632
	Oregon GO	5.892%	6/1/27	3,500	4,233
8	Oregon School Boards Association GO	4.759%	6/30/28	3,550	3,845
6	Oregon School Boards Association GO	5.528%	6/30/28	1,500	1,717
	Pennsylvania GO	4.650%	2/15/26	2,100	2,331
	Pennsylvania GO	5.350%	5/1/30	1,000	1,094
	Pennsylvania Public School Building Authority Lease
	Revenue (School District of Philadelphia)	5.000%	9/15/27	1,098	1,199
	Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	600	742
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,575	1,850
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	850	991
	Philadelphia PA Industrial Development Authority City
	Service Agreement Revenue	3.964%	4/15/26	1,000	993
	Phoenix AZ GO	5.269%	7/1/34	100	110
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,260	2,811
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	2,795	3,379
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	25	30
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	1,650	1,864
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	1,450	1,567
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	800	885
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	7,325	7,466
	Port of Seattle WA Revenue	7.000%	5/1/36	100	114
	President & Fellows of Harvard College Massachusetts
	GO	3.619%	10/1/37	900	855
	President & Fellows of Harvard College Massachusetts
	GO	6.300%	10/1/37	1,000	1,100
	President & Fellows of Harvard College Massachusetts
	GO	4.875%	10/15/40	1,150	1,296
	Princeton University New Jersey GO	5.700%	3/1/39	1,650	2,075
	Regional Transportation District of Colorado Sales Tax
	Revenue	5.844%	11/1/50	810	1,039
	Rutgers State University NJ Revenue	5.665%	5/1/40	1,050	1,274
	Sacramento CA Municipal Utility District Revenue	6.156%	5/15/36	905	1,086
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	1,100	1,249
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	600	772
	San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	1,190	1,458
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	1,150	1,444
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	1,100	1,154
	San Diego County CA Regional Airport Authority
	Revenue	5.594%	7/1/43	900	965

88

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
San Diego County CA Regional Transportation
Commission Sales Tax Revenue	5.911%	4/1/48	865	1,123
San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,700	2,205
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.000%	11/1/40	1,325	1,674
San Francisco CA City & County Public Utilities
Commission Water Revenue	6.950%	11/1/50	1,515	2,127
Santa Clara Valley CA Transportation Authority Sales
Tax Revenue	5.876%	4/1/32	1,000	1,188
Sonoma County CA Pension Obligation Revenue	6.000%	12/1/29	750	824
South Carolina Public Service Authority Revenue	6.454%	1/1/50	1,150	1,487
Texas GO	5.517%	4/1/39	3,490	4,361
Texas Transportation Commission Revenue	5.028%	4/1/26	1,000	1,165
Texas Transportation Commission Revenue	5.178%	4/1/30	3,650	4,299
Texas Transportation Commission Revenue	4.631%	4/1/33	1,060	1,168
Texas Transportation Commission Revenue	4.681%	4/1/40	950	1,044
Tufts University Massachusetts GO	5.017%	4/15/12	1,035	1,049
University of California Regents General Revenue	4.601%	5/15/31	1,500	1,636
University of California Regents Medical Center
Revenue	6.548%	5/15/48	900	1,159
University of California Regents Medical Center
Revenue	6.583%	5/15/49	1,075	1,394
University of California Revenue	5.770%	5/15/43	2,800	3,424
University of California Revenue	4.765%	5/15/44	1,400	1,450
University of California Revenue	5.946%	5/15/45	1,400	1,727
University of California Revenue	4.858%	5/15/12	3,500	3,551
University of Massachusetts Building Authority
Revenue	5.450%	11/1/40	575	669
University of Pennsylvania GO	4.674%	9/1/12	1,000	992
University of Southern California GO	5.250%	10/1/11	950	1,128
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,920	2,294
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	890	988
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	550	650
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,575	1,764
University of Virginia Revenue	6.200%	9/1/39	330	442
Utah GO	4.554%	7/1/24	1,100	1,232
Utah GO	3.539%	7/1/25	1,200	1,244
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	740	931
Virginia Commonwealth Transportation Board Revenue	5.350%	5/15/35	300	348
Washington Convention Center Public Facilities District
Revenue	6.790%	7/1/40	600	714
Washington GO	5.090%	8/1/33	945	1,087
Washington GO	5.481%	8/1/39	650	788
Washington GO	5.140%	8/1/40	1,210	1,423
6 Wisconsin GO	5.700%	5/1/26	1,745	2,036

Total Taxable Municipal Bonds (Cost $376,630)				434,704

89

Vanguard® Long-Term Bond Index Fund
Schedule of Investments
June 30, 2014

			Market
			Value
	Coupon	Shares	($000)
Temporary Cash Investment (0.6%)
Money Market Fund (0.6%)
9 Vanguard Market Liquidity Fund (Cost
$36,317)	0.111%	36,317,000	36,317
Total Investments (99.5%) (Cost $6,172,837)			6,693,972
Other Assets and Liabilities—Net (0.5%)			36,743
Net Assets (100%)			6,730,715

1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $31,474,000, representing
0.5% of net assets.
5 Guaranteed by the Federal Republic of Germany.
6 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
7 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
8 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

90

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© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA3142_082014

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)

U.S. Government and Agency Obligations (64.5%)
U.S. Government Securities (39.3%)
United States Treasury Note/Bond	4.125%	5/15/15	220,955	228,653
United States Treasury Note/Bond	0.250%	7/15/15	150,000	150,141
United States Treasury Note/Bond	1.750%	7/31/15	266,713	271,298
United States Treasury Note/Bond	0.250%	8/15/15	438,704	439,116
United States Treasury Note/Bond	4.250%	8/15/15	17,215	18,003
United States Treasury Note/Bond	10.625%	8/15/15	5,935	6,631
United States Treasury Note/Bond	0.375%	8/31/15	10,500	10,526
United States Treasury Note/Bond	1.250%	8/31/15	93,765	94,966
United States Treasury Note/Bond	0.250%	9/15/15	169,310	169,469
United States Treasury Note/Bond	0.250%	9/30/15	45,390	45,439
United States Treasury Note/Bond	1.250%	9/30/15	205,690	208,454
United States Treasury Note/Bond	0.250%	10/15/15	392,130	392,499
United States Treasury Note/Bond	0.250%	10/31/15	600	600
United States Treasury Note/Bond	1.250%	10/31/15	125,615	127,381
United States Treasury Note/Bond	0.375%	11/15/15	805,954	807,719
United States Treasury Note/Bond	4.500%	11/15/15	355,134	375,941
United States Treasury Note/Bond	9.875%	11/15/15	262,900	297,692
United States Treasury Note/Bond	0.250%	11/30/15	600	600
United States Treasury Note/Bond	1.375%	11/30/15	357,407	363,158
United States Treasury Note/Bond	0.250%	12/15/15	260,679	260,721
United States Treasury Note/Bond	0.250%	12/31/15	600	600
United States Treasury Note/Bond	2.125%	12/31/15	248,055	254,953
United States Treasury Note/Bond	0.375%	1/15/16	652,450	653,468
United States Treasury Note/Bond	0.375%	1/31/16	86,885	87,008
United States Treasury Note/Bond	2.000%	1/31/16	107,615	110,524
United States Treasury Note/Bond	0.375%	2/15/16	542,755	543,347
United States Treasury Note/Bond	4.500%	2/15/16	215,493	230,140
United States Treasury Note/Bond	9.250%	2/15/16	2,010	2,301
United States Treasury Note/Bond	0.250%	2/29/16	732,050	731,252
United States Treasury Note/Bond	2.125%	2/29/16	76,050	78,332
United States Treasury Note/Bond	2.625%	2/29/16	145,122	150,701
United States Treasury Note/Bond	0.375%	3/15/16	301,775	301,917
United States Treasury Note/Bond	0.375%	3/31/16	50	50
United States Treasury Note/Bond	2.250%	3/31/16	714	738
United States Treasury Note/Bond	2.375%	3/31/16	9,010	9,330
United States Treasury Note/Bond	0.250%	4/15/16	345,230	344,422
United States Treasury Note/Bond	0.375%	4/30/16	431,350	431,216
United States Treasury Note/Bond	2.000%	4/30/16	78,680	80,992
United States Treasury Note/Bond	2.625%	4/30/16	263,840	274,599
United States Treasury Note/Bond	0.250%	5/15/16	637,695	635,903
United States Treasury Note/Bond	5.125%	5/15/16	299,480	325,825
United States Treasury Note/Bond	7.250%	5/15/16	7,835	8,832
United States Treasury Note/Bond	0.375%	5/31/16	492,815	492,352
United States Treasury Note/Bond	1.750%	5/31/16	7,435	7,622
United States Treasury Note/Bond	0.500%	6/15/16	137,580	137,730
United States Treasury Note/Bond	1.500%	6/30/16	123,634	126,183
United States Treasury Note/Bond	3.250%	6/30/16	340,365	359,296
United States Treasury Note/Bond	0.625%	7/15/16	565,490	567,170
United States Treasury Note/Bond	1.500%	7/31/16	1,060	1,082
United States Treasury Note/Bond	0.625%	8/15/16	337,575	338,419
United States Treasury Note/Bond	4.875%	8/15/16	433	473
United States Treasury Note/Bond	1.000%	8/31/16	11,770	11,891
United States Treasury Note/Bond	3.000%	8/31/16	332,417	350,128
United States Treasury Note/Bond	1.000%	9/30/16	283,955	286,707
United States Treasury Note/Bond	3.000%	9/30/16	424,705	447,996
United States Treasury Note/Bond	0.625%	10/15/16	220,425	220,632
United States Treasury Note/Bond	1.000%	10/31/16	176,945	178,605
United States Treasury Note/Bond	3.125%	10/31/16	211,860	224,307
United States Treasury Note/Bond	0.625%	11/15/16	285,250	285,296
United States Treasury Note/Bond	4.625%	11/15/16	125,541	137,429
United States Treasury Note/Bond	7.500%	11/15/16	85,617	99,530

1

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	0.875%	11/30/16	6,436	6,474
United States Treasury Note/Bond	2.750%	11/30/16	230,407	242,144
United States Treasury Note/Bond	0.625%	12/15/16	170,775	170,669
United States Treasury Note/Bond	3.250%	12/31/16	80,885	86,067
United States Treasury Note/Bond	0.750%	1/15/17	284,545	284,989
United States Treasury Note/Bond	0.875%	1/31/17	85,500	85,875
United States Treasury Note/Bond	3.125%	1/31/17	306,380	325,434
United States Treasury Note/Bond	0.625%	2/15/17	465,800	464,636
United States Treasury Note/Bond	4.625%	2/15/17	81,215	89,501
United States Treasury Note/Bond	0.875%	2/28/17	122,889	123,330
United States Treasury Note/Bond	3.000%	2/28/17	20,230	21,438
United States Treasury Note/Bond	0.750%	3/15/17	467,160	467,085
United States Treasury Note/Bond	1.000%	3/31/17	242,035	243,434
United States Treasury Note/Bond	3.250%	3/31/17	3,235	3,453
United States Treasury Note/Bond	0.875%	4/15/17	556,825	558,128
United States Treasury Note/Bond	0.875%	4/30/17	171,600	171,895
United States Treasury Note/Bond	3.125%	4/30/17	18,300	19,481
United States Treasury Note/Bond	0.875%	5/15/17	218,285	218,558
United States Treasury Note/Bond	4.500%	5/15/17	41,985	46,361
United States Treasury Note/Bond	8.750%	5/15/17	187,065	229,213
United States Treasury Note/Bond	0.625%	5/31/17	277,020	275,114
United States Treasury Note/Bond	2.750%	5/31/17	294,770	310,891
United States Treasury Note/Bond	0.875%	6/15/17	339,800	339,854
United States Treasury Note/Bond	0.750%	6/30/17	125,590	125,080
United States Treasury Note/Bond	2.500%	6/30/17	481,840	504,727
United States Treasury Note/Bond	0.500%	7/31/17	146	144
United States Treasury Note/Bond	2.375%	7/31/17	66,800	69,733
United States Treasury Note/Bond	4.750%	8/15/17	407,430	455,368
United States Treasury Note/Bond	8.875%	8/15/17	90,270	112,344
United States Treasury Note/Bond	0.625%	8/31/17	175,575	173,628
United States Treasury Note/Bond	1.875%	8/31/17	6,275	6,452
United States Treasury Note/Bond	0.625%	9/30/17	146,625	144,792
United States Treasury Note/Bond	1.875%	9/30/17	39,575	40,663
United States Treasury Note/Bond	0.750%	10/31/17	94,985	94,035
United States Treasury Note/Bond	1.875%	10/31/17	242,827	249,505
United States Treasury Note/Bond	4.250%	11/15/17	184,530	204,136
United States Treasury Note/Bond	0.625%	11/30/17	374,425	368,693
United States Treasury Note/Bond	0.750%	12/31/17	3,235	3,194
United States Treasury Note/Bond	0.875%	1/31/18	527,215	522,106
United States Treasury Note/Bond	2.625%	1/31/18	450	474
United States Treasury Note/Bond	3.500%	2/15/18	151,535	164,131
United States Treasury Note/Bond	0.750%	2/28/18	154,735	152,293
United States Treasury Note/Bond	2.750%	2/28/18	296,045	312,976
United States Treasury Note/Bond	0.750%	3/31/18	165,090	162,201
United States Treasury Note/Bond	0.625%	4/30/18	35,725	34,877
United States Treasury Note/Bond	2.625%	4/30/18	36,750	38,668
United States Treasury Note/Bond	3.875%	5/15/18	358,335	394,169
United States Treasury Note/Bond	9.125%	5/15/18	20,800	27,046
United States Treasury Note/Bond	1.000%	5/31/18	541,155	535,235
United States Treasury Note/Bond	2.375%	5/31/18	370,220	385,895
United States Treasury Note/Bond	1.375%	6/30/18	137,070	137,348
United States Treasury Note/Bond	2.375%	6/30/18	397,275	414,036
United States Treasury Note/Bond	1.375%	7/31/18	179,490	179,714
United States Treasury Note/Bond	2.250%	7/31/18	28,950	30,004
United States Treasury Note/Bond	4.000%	8/15/18	15,516	17,191
United States Treasury Note/Bond	1.500%	8/31/18	664,425	667,853
United States Treasury Note/Bond	1.375%	9/30/18	294,750	294,334
United States Treasury Note/Bond	1.250%	10/31/18	56,960	56,515
United States Treasury Note/Bond	1.750%	10/31/18	129,595	131,417
United States Treasury Note/Bond	3.750%	11/15/18	308,619	339,385
United States Treasury Note/Bond	9.000%	11/15/18	25	33
United States Treasury Note/Bond	1.250%	11/30/18	460,695	456,521
United States Treasury Note/Bond	1.375%	12/31/18	57,775	57,522
United States Treasury Note/Bond	1.500%	12/31/18	11,440	11,444

2

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.250%	1/31/19	14,800	14,631
United States Treasury Note/Bond	1.500%	1/31/19	76,075	76,016
United States Treasury Note/Bond	2.750%	2/15/19	94,955	100,193
United States Treasury Note/Bond	8.875%	2/15/19	168,970	225,153
United States Treasury Note/Bond	1.375%	2/28/19	91,425	90,739
United States Treasury Note/Bond	1.500%	2/28/19	31,050	30,992
United States Treasury Note/Bond	1.500%	3/31/19	34,345	34,259
United States Treasury Note/Bond	1.625%	3/31/19	257,170	257,893
United States Treasury Note/Bond	1.250%	4/30/19	204,890	201,817
United States Treasury Note/Bond	1.625%	4/30/19	142,109	142,353
United States Treasury Note/Bond	3.125%	5/15/19	318,664	341,668
United States Treasury Note/Bond	1.125%	5/31/19	116,950	114,282
United States Treasury Note/Bond	1.500%	5/31/19	248,675	247,392
United States Treasury Note/Bond	1.000%	6/30/19	25,950	25,147
United States Treasury Note/Bond	1.625%	6/30/19	441,900	441,829
United States Treasury Note/Bond	0.875%	7/31/19	12,985	12,484
United States Treasury Note/Bond	3.625%	8/15/19	364,542	400,143
United States Treasury Note/Bond	8.125%	8/15/19	102,659	135,510
United States Treasury Note/Bond	1.000%	9/30/19	22,900	22,088
United States Treasury Note/Bond	3.375%	11/15/19	303,800	330,051
United States Treasury Note/Bond	1.000%	11/30/19	157,175	151,036
United States Treasury Note/Bond	1.125%	12/31/19	52,000	50,229
United States Treasury Note/Bond	1.375%	1/31/20	308,708	301,762
United States Treasury Note/Bond	3.625%	2/15/20	193,400	212,680
United States Treasury Note/Bond	8.500%	2/15/20	15,165	20,655
United States Treasury Note/Bond	1.250%	2/29/20	214,216	207,657
United States Treasury Note/Bond	1.125%	4/30/20	229,925	220,585
United States Treasury Note/Bond	3.500%	5/15/20	349,000	381,447
United States Treasury Note/Bond	1.375%	5/31/20	324,675	315,545
United States Treasury Note/Bond	1.875%	6/30/20	288,675	288,314
United States Treasury Note/Bond	2.000%	7/31/20	205,510	206,601
United States Treasury Note/Bond	2.625%	8/15/20	245,942	255,856
United States Treasury Note/Bond	8.750%	8/15/20	216,040	302,017
United States Treasury Note/Bond	2.125%	8/31/20	119,600	120,796
United States Treasury Note/Bond	2.000%	9/30/20	106,880	107,047
United States Treasury Note/Bond	1.750%	10/31/20	169,200	166,742
United States Treasury Note/Bond	2.625%	11/15/20	461,939	479,696
United States Treasury Note/Bond	2.000%	11/30/20	208,400	208,237
United States Treasury Note/Bond	2.375%	12/31/20	342,370	349,700
United States Treasury Note/Bond	3.625%	2/15/21	383,322	421,773
United States Treasury Note/Bond	7.875%	2/15/21	209,534	286,374
United States Treasury Note/Bond	2.000%	2/28/21	365,408	363,808
United States Treasury Note/Bond	2.250%	3/31/21	378,738	382,703
United States Treasury Note/Bond	2.250%	4/30/21	344,325	347,606
United States Treasury Note/Bond	3.125%	5/15/21	347,840	371,211
United States Treasury Note/Bond	2.000%	5/31/21	188,504	187,032
United States Treasury Note/Bond	2.125%	6/30/21	346,950	346,787
United States Treasury Note/Bond	8.125%	8/15/21	136,690	191,515
United States Treasury Note/Bond	2.000%	11/15/21	343,657	339,254
United States Treasury Note/Bond	8.000%	11/15/21	64,031	89,643
United States Treasury Note/Bond	2.000%	2/15/22	25,800	25,389
United States Treasury Note/Bond	1.625%	8/15/22	11,520	10,933
United States Treasury Note/Bond	7.250%	8/15/22	3,014	4,140
United States Treasury Note/Bond	1.625%	11/15/22	194,500	183,711
United States Treasury Note/Bond	7.625%	11/15/22	6,566	9,255
United States Treasury Note/Bond	2.000%	2/15/23	124,076	120,392
United States Treasury Note/Bond	7.125%	2/15/23	163,535	225,142
United States Treasury Note/Bond	1.750%	5/15/23	625,748	592,308
United States Treasury Note/Bond	2.500%	8/15/23	516,785	519,529
United States Treasury Note/Bond	6.250%	8/15/23	431,228	568,548
United States Treasury Note/Bond	2.750%	11/15/23	404,482	414,279
United States Treasury Note/Bond	2.750%	2/15/24	423,579	432,910
United States Treasury Note/Bond	2.500%	5/15/24	378,133	377,365
United States Treasury Note/Bond	7.500%	11/15/24	1,325	1,932

3

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	United States Treasury Note/Bond	7.625%	2/15/25	2,112	3,117
	United States Treasury Note/Bond	6.875%	8/15/25	83,770	118,587
	United States Treasury Note/Bond	6.000%	2/15/26	50,679	67,688
	United States Treasury Note/Bond	6.750%	8/15/26	32,360	46,012
	United States Treasury Note/Bond	6.500%	11/15/26	48,784	68,282
	United States Treasury Note/Bond	6.375%	8/15/27	48,115	67,248
	United States Treasury Note/Bond	5.500%	8/15/28	39,280	51,334
	United States Treasury Note/Bond	5.250%	11/15/28	3,605	4,613
	United States Treasury Note/Bond	5.250%	2/15/29	120,295	154,052
	United States Treasury Note/Bond	6.125%	8/15/29	150,935	210,461
	United States Treasury Note/Bond	6.250%	5/15/30	70,458	100,017
	United States Treasury Note/Bond	5.375%	2/15/31	70,035	91,845
	United States Treasury Note/Bond	4.500%	2/15/36	43,439	52,670
	United States Treasury Note/Bond	4.375%	2/15/38	23,643	28,176
	United States Treasury Note/Bond	4.500%	5/15/38	1,268	1,539
	United States Treasury Note/Bond	3.500%	2/15/39	40,446	42,114
	United States Treasury Note/Bond	4.250%	5/15/39	124,885	146,388
	United States Treasury Note/Bond	4.500%	8/15/39	37,862	46,061
	United States Treasury Note/Bond	4.375%	11/15/39	227,351	271,721
	United States Treasury Note/Bond	4.625%	2/15/40	190,637	236,628
	United States Treasury Note/Bond	4.375%	5/15/40	241,725	289,277
	United States Treasury Note/Bond	3.875%	8/15/40	141,087	156,210
	United States Treasury Note/Bond	4.250%	11/15/40	213,090	250,447
	United States Treasury Note/Bond	4.750%	2/15/41	231,530	293,608
	United States Treasury Note/Bond	4.375%	5/15/41	129,898	155,878
	United States Treasury Note/Bond	3.750%	8/15/41	10	11
	United States Treasury Note/Bond	3.125%	11/15/41	109,150	105,569
	United States Treasury Note/Bond	3.125%	2/15/42	66,027	63,757
	United States Treasury Note/Bond	3.000%	5/15/42	164,354	154,672
	United States Treasury Note/Bond	2.750%	8/15/42	303,100	270,468
	United States Treasury Note/Bond	2.750%	11/15/42	548,469	488,477
	United States Treasury Note/Bond	3.125%	2/15/43	156,938	150,734
	United States Treasury Note/Bond	2.875%	5/15/43	100,055	91,238
	United States Treasury Note/Bond	3.625%	8/15/43	281,650	296,876
	United States Treasury Note/Bond	3.750%	11/15/43	296,127	319,216
	United States Treasury Note/Bond	3.625%	2/15/44	301,715	317,742
	United States Treasury Note/Bond	3.375%	5/15/44	63,050	63,346
					46,339,071
Agency Bonds and Notes (3.6%)
	AID-Egypt	4.450%	9/15/15	16,750	17,528
	AID-Jordan	1.945%	6/23/19	7,750	7,772
	AID-Jordan	2.503%	10/30/20	10,100	10,113
	AID-Ukraine	1.844%	5/16/19	4,650	4,656
1	Federal Agricultural Mortgage Corp.	2.125%	9/15/15	2,825	2,887
1	Federal Agricultural Mortgage Corp.	2.000%	7/27/16	3,575	3,672
1	Federal Farm Credit Banks	1.500%	11/16/15	6,825	6,933
1	Federal Farm Credit Banks	4.875%	12/16/15	1,625	1,732
1	Federal Farm Credit Banks	1.050%	3/28/16	4,000	4,045
1	Federal Farm Credit Banks	5.125%	8/25/16	9,075	9,959
1	Federal Farm Credit Banks	4.875%	1/17/17	8,030	8,868
1	Federal Farm Credit Banks	5.150%	11/15/19	15,675	18,310
1	Federal Farm Credit Banks	3.500%	12/20/23	5,000	5,258
1	Federal Home Loan Banks	0.375%	8/28/15	54,700	54,790
1	Federal Home Loan Banks	0.500%	11/20/15	4,370	4,380
1	Federal Home Loan Banks	0.375%	2/19/16	55,000	54,995
1	Federal Home Loan Banks	3.125%	3/11/16	26,225	27,426
1	Federal Home Loan Banks	5.375%	5/18/16	36,700	40,087
1	Federal Home Loan Banks	5.625%	6/13/16	3,705	4,074
1	Federal Home Loan Banks	0.375%	6/24/16	24,800	24,748
1	Federal Home Loan Banks	5.125%	10/19/16	15,845	17,445
1	Federal Home Loan Banks	4.750%	12/16/16	21,510	23,629
1	Federal Home Loan Banks	0.625%	12/28/16	16,200	16,170
1	Federal Home Loan Banks	4.875%	5/17/17	114,335	127,253
1	Federal Home Loan Banks	0.875%	5/24/17	40,000	40,006

4

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
1	Federal Home Loan Banks	1.000%	6/21/17	44,565	44,709
1	Federal Home Loan Banks	5.000%	11/17/17	7,280	8,219
1	Federal Home Loan Banks	2.750%	6/8/18	26,950	28,370
1	Federal Home Loan Banks	5.375%	8/15/18	4,750	5,483
1	Federal Home Loan Banks	1.875%	3/13/20	1,915	1,906
1	Federal Home Loan Banks	4.125%	3/13/20	8,390	9,366
1	Federal Home Loan Banks	3.375%	6/12/20	25,725	27,732
1	Federal Home Loan Banks	5.250%	12/11/20	6,850	8,129
1	Federal Home Loan Banks	5.625%	6/11/21	19,450	23,576
1	Federal Home Loan Banks	2.125%	3/10/23	32,200	30,814
1	Federal Home Loan Banks	5.375%	8/15/24	24,600	29,803
1	Federal Home Loan Banks	5.500%	7/15/36	19,860	25,390
2	Federal Home Loan Mortgage Corp.	4.375%	7/17/15	44,535	46,466
2	Federal Home Loan Mortgage Corp.	1.750%	9/10/15	45,535	46,330
2	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	48,925	53,179
2	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	26,000	26,029
2	Federal Home Loan Mortgage Corp.	2.500%	5/27/16	28,208	29,309
2	Federal Home Loan Mortgage Corp.	5.500%	7/18/16	91,500	100,864
2	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	51,675	53,251
2	Federal Home Loan Mortgage Corp.	0.875%	10/14/16	38,050	38,269
2	Federal Home Loan Mortgage Corp.	5.000%	2/16/17	28,225	31,329
2	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	39,450	39,538
2	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	35,000	35,177
2	Federal Home Loan Mortgage Corp.	5.000%	4/18/17	10,000	11,151
2	Federal Home Loan Mortgage Corp.	1.250%	5/12/17	90,075	90,991
2	Federal Home Loan Mortgage Corp.	1.000%	6/29/17	51,125	51,291
2	Federal Home Loan Mortgage Corp.	1.000%	7/28/17	22,000	22,013
2	Federal Home Loan Mortgage Corp.	5.500%	8/23/17	33,450	38,076
2	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	87,700	87,505
2	Federal Home Loan Mortgage Corp.	5.125%	11/17/17	26,045	29,521
2	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	30,175	29,697
2	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	28,400	27,988
2	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	22,750	25,844
2	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	60,758	66,788
2	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	62,007	62,450
2	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	32,600	31,813
2	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	103,400	100,570
2	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	64,000	62,055
2	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	71,784	71,699
2	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	3,606	5,095
2	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	47,574	68,290
2	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	8,264	11,407
2	Federal National Mortgage Assn.	0.500%	7/2/15	9,728	9,756
2	Federal National Mortgage Assn.	2.375%	7/28/15	30,125	30,823
2	Federal National Mortgage Assn.	2.000%	9/21/15	12,000	12,251
2	Federal National Mortgage Assn.	0.500%	9/28/15	57,775	57,932
2	Federal National Mortgage Assn.	4.375%	10/15/15	54,105	56,945
2	Federal National Mortgage Assn.	1.625%	10/26/15	18,807	19,137
2	Federal National Mortgage Assn.	0.375%	12/21/15	29,225	29,240
2	Federal National Mortgage Assn.	8.200%	3/10/16	50	57
2	Federal National Mortgage Assn.	5.000%	3/15/16	5,850	6,308
2	Federal National Mortgage Assn.	0.500%	3/30/16	43,425	43,500
2	Federal National Mortgage Assn.	2.375%	4/11/16	92,690	95,912
2	Federal National Mortgage Assn.	0.375%	7/5/16	30,000	29,937
2	Federal National Mortgage Assn.	0.625%	8/26/16	55,450	55,514
2	Federal National Mortgage Assn.	5.250%	9/15/16	12,850	14,166
2	Federal National Mortgage Assn.	1.250%	9/28/16	65,225	66,181
2	Federal National Mortgage Assn.	1.375%	11/15/16	75,450	76,681
2	Federal National Mortgage Assn.	1.250%	1/30/17	25,100	25,420
2	Federal National Mortgage Assn.	5.000%	2/13/17	79,525	88,266
2	Federal National Mortgage Assn.	0.750%	4/20/17	13,125	13,085
2	Federal National Mortgage Assn.	1.125%	4/27/17	117,975	118,813
2	Federal National Mortgage Assn.	5.000%	5/11/17	142,481	159,030
2	Federal National Mortgage Assn.	5.375%	6/12/17	91,570	103,405

5

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2	Federal National Mortgage Assn.	0.875%	8/28/17	7,975	7,937
2	Federal National Mortgage Assn.	0.875%	10/26/17	82,000	81,428
2	Federal National Mortgage Assn.	0.875%	12/20/17	50,000	49,500
2	Federal National Mortgage Assn.	0.875%	2/8/18	79,000	77,988
2	Federal National Mortgage Assn.	0.875%	5/21/18	105,925	104,027
2	Federal National Mortgage Assn.	1.875%	9/18/18	41,050	41,763
2	Federal National Mortgage Assn.	1.625%	11/27/18	70,460	70,749
2	Federal National Mortgage Assn.	1.875%	2/19/19	53,050	53,726
2	Federal National Mortgage Assn.	1.750%	6/20/19	47,825	47,920
2	Federal National Mortgage Assn.	0.000%	10/9/19	14,545	12,835
2	Federal National Mortgage Assn.	6.250%	5/15/29	4,295	5,803
2	Federal National Mortgage Assn.	7.125%	1/15/30	26,389	38,623
2	Federal National Mortgage Assn.	7.250%	5/15/30	47,677	70,572
2	Federal National Mortgage Assn.	6.625%	11/15/30	6,975	9,825
2	Federal National Mortgage Assn.	5.625%	7/15/37	7,765	10,213
1	Financing Corp.	9.800%	4/6/18	1,750	2,274
1	Financing Corp.	10.350%	8/3/18	4,900	6,572
1	Financing Corp.	9.650%	11/2/18	10,535	14,007
1	Financing Corp.	9.700%	4/5/19	1,575	2,147
	Private Export Funding Corp.
		4.950%	11/15/15	41	44
	Private Export Funding Corp.	1.375%	2/15/17	2,025	2,048
	Private Export Funding Corp.	2.250%	12/15/17	4,600	4,754
	Private Export Funding Corp.	1.875%	7/15/18	4,300	4,353
	Private Export Funding Corp.	4.375%	3/15/19	8,700	9,769
	Private Export Funding Corp.	1.450%	8/15/19	3,800	3,723
	Private Export Funding Corp.	4.300%	12/15/21	3,800	4,231
	Private Export Funding Corp.	2.800%	5/15/22	2,625	2,628
	Private Export Funding Corp.	2.050%	11/15/22	8,300	7,810
	Private Export Funding Corp.	3.550%	1/15/24	4,200	4,388
	Private Export Funding Corp.	2.450%	7/15/24	8,300	7,863
	Resolution Funding Corp.	8.125%	10/15/19	450	590
	Resolution Funding Corp.	8.875%	7/15/20	180	248
	Resolution Funding Corp.	8.625%	1/15/30	110	178
	Small Business Administration Variable Rate Interest
	Only Custodial Receipts (U.S. Government
	Guaranteed)	2.719%	7/15/17	4,449	7
	State of Israel	5.500%	9/18/23	242	295
	State of Israel	5.500%	12/4/23	3,213	3,896
	State of Israel	5.500%	4/26/24	20,405	24,823
1	Tennessee Valley Authority	5.500%	7/18/17	17,208	19,515
1	Tennessee Valley Authority	4.500%	4/1/18	6,325	7,049
1	Tennessee Valley Authority	1.750%	10/15/18	7,000	7,055
1	Tennessee Valley Authority	3.875%	2/15/21	9,400	10,339
1	Tennessee Valley Authority	1.875%	8/15/22	7,300	6,898
1	Tennessee Valley Authority	6.750%	11/1/25	2,565	3,412
1	Tennessee Valley Authority	7.125%	5/1/30	27,055	38,487
1	Tennessee Valley Authority	4.650%	6/15/35	15,169	16,604
1	Tennessee Valley Authority	5.880%	4/1/36	9,850	12,607
1	Tennessee Valley Authority	6.150%	1/15/38	920	1,235
1	Tennessee Valley Authority	5.500%	6/15/38	2,550	3,145
1	Tennessee Valley Authority	5.250%	9/15/39	9,108	10,954
1	Tennessee Valley Authority	3.500%	12/15/42	9,000	8,211
1	Tennessee Valley Authority	4.875%	1/15/48	6,951	7,791
1	Tennessee Valley Authority	5.375%	4/1/56	6,250	7,506
1	Tennessee Valley Authority	4.625%	9/15/60	7,468	7,922
					4,244,864
Conventional Mortgage-Backed Securities (21.0%)
2,3	Fannie Mae Pool	2.000%	8/1/28–9/1/28	83,806	82,867
2,3,4	Fannie Mae Pool	2.500%	8/1/27–2/1/43	645,397	653,468
2,3,4	Fannie Mae Pool	3.000%	9/1/20–7/1/44	1,850,479	1,866,629
2,3,4	Fannie Mae Pool	3.500%	10/1/18–7/1/44	1,951,745	2,028,705
2,3,4	Fannie Mae Pool	4.000%	7/1/14–7/1/44	1,780,192	1,895,670
2,3,4	Fannie Mae Pool	4.500%	1/1/18–7/1/44	1,406,661	1,523,885

6

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3,4	Fannie Mae Pool	5.000%	3/1/17–7/1/44	932,051	1,032,497
2,3,4	Fannie Mae Pool	5.500%	9/1/14–7/1/44	700,941	783,472
2,3	Fannie Mae Pool	6.000%	8/1/14–5/1/41	499,018	562,323
2,3	Fannie Mae Pool	6.500%	7/1/14–7/1/44	166,436	188,744
2,3	Fannie Mae Pool	7.000%	9/1/14–11/1/38	55,810	63,369
2,3	Fannie Mae Pool	7.500%	4/1/15–12/1/32	4,261	4,728
2,3	Fannie Mae Pool	8.000%	6/1/15–9/1/31	1,414	1,580
2,3	Fannie Mae Pool	8.500%	9/1/15–5/1/32	585	655
2,3	Fannie Mae Pool	9.000%	2/1/17–8/1/30	154	168
2,3	Fannie Mae Pool	9.500%	3/1/17–11/1/25	201	232
2,3	Fannie Mae Pool	10.000%	10/1/16–12/1/17	6	6
2,3	Fannie Mae Pool	11.000%	9/1/19	1	1
2,3	Freddie Mac Gold Pool	2.000%	7/1/28–8/1/28	32,596	32,221
2,3,4	Freddie Mac Gold Pool	2.500%	5/1/28–3/1/43	481,182	486,743
2,3,4	Freddie Mac Gold Pool	3.000%	3/1/21–11/1/43	977,878	987,329
2,3,4	Freddie Mac Gold Pool	3.500%	8/1/25–7/1/44	1,097,755	1,138,015
2,3,4	Freddie Mac Gold Pool	4.000%	3/1/15–7/1/44	1,148,113	1,219,405
2,3,4	Freddie Mac Gold Pool	4.500%	12/1/17–7/1/44	888,151	960,839
2,3,4	Freddie Mac Gold Pool	5.000%	7/1/14–7/1/44	583,362	643,992
2,3	Freddie Mac Gold Pool	5.500%	3/1/16–6/1/41	478,669	535,721
2,3,4	Freddie Mac Gold Pool	6.000%	7/1/14–7/1/44	307,739	346,435
2,3	Freddie Mac Gold Pool	6.500%	7/1/14–9/1/39	93,171	105,664
2,3	Freddie Mac Gold Pool	7.000%	7/1/14–12/1/38	31,052	35,398
2,3	Freddie Mac Gold Pool	7.500%	10/1/14–2/1/32	2,489	2,798
2,3	Freddie Mac Gold Pool	8.000%	12/1/14–1/1/32	2,545	2,850
2,3	Freddie Mac Gold Pool	8.500%	3/1/21–7/1/31	453	508
2,3	Freddie Mac Gold Pool	9.000%	7/1/20–3/1/31	368	408
2,3	Freddie Mac Gold Pool	9.500%	4/1/16–6/1/25	60	65
2,3	Freddie Mac Gold Pool	10.000%	10/1/16–4/1/25	7	8
2,3	Freddie Mac Non Gold Pool	8.000%	2/1/17–6/1/17	3	3
2,3	Freddie Mac Non Gold Pool	8.500%	6/1/18	11	12
2,3	Freddie Mac Non Gold Pool	9.500%	10/1/18–3/1/20	3	3
3,4	Ginnie Mae I Pool	3.000%	1/15/26–7/1/44	227,012	229,551
3,4	Ginnie Mae I Pool	3.500%	11/15/25–7/1/44	230,195	240,430
3,4	Ginnie Mae I Pool	4.000%	8/15/18–7/1/44	390,405	417,396
3,4	Ginnie Mae I Pool	4.500%	5/15/18–7/1/44	527,393	575,749
3	Ginnie Mae I Pool	4.750%	8/15/33	14	15
3	Ginnie Mae I Pool	5.000%	1/15/17–4/15/41	316,438	349,015
3	Ginnie Mae I Pool	5.500%	3/15/15–2/15/41	183,777	206,459
3	Ginnie Mae I Pool	6.000%	5/15/16–6/15/41	140,030	158,075
3	Ginnie Mae I Pool	6.500%	7/15/14–1/15/39	39,135	44,089
3	Ginnie Mae I Pool	7.000%	11/15/14–9/15/36	9,069	10,138
3	Ginnie Mae I Pool	7.250%	9/15/25	34	36
3	Ginnie Mae I Pool	7.500%	5/15/17–6/15/32	3,838	4,238
3	Ginnie Mae I Pool	7.750%	2/15/30	2	3
3	Ginnie Mae I Pool	8.000%	1/15/17–12/15/30	2,610	2,887
3	Ginnie Mae I Pool	8.250%	6/15/27	2	2
3	Ginnie Mae I Pool	8.500%	1/15/17–3/15/31	587	629
3	Ginnie Mae I Pool	9.000%	5/15/16–2/15/31	749	801
3	Ginnie Mae I Pool	9.500%	7/15/16–9/15/25	226	251
3	Ginnie Mae I Pool	10.000%	2/15/18–2/15/25	79	86
3	Ginnie Mae I Pool	10.500%	7/15/15–4/15/25	45	47
3	Ginnie Mae I Pool	11.000%	9/15/15–11/15/15	2	2
3	Ginnie Mae II Pool	2.500%	2/20/28–6/20/28	27,048	27,786
3,4	Ginnie Mae II Pool	3.000%	10/20/26–7/1/44	825,915	837,072
3,4	Ginnie Mae II Pool	3.500%	9/20/25–7/1/44	1,406,430	1,466,207
3,4	Ginnie Mae II Pool	4.000%	9/20/25–7/1/44	1,071,856	1,147,277
3,4	Ginnie Mae II Pool	4.500%	4/20/18–7/1/44	882,115	965,363
3,4	Ginnie Mae II Pool	5.000%	12/20/32–7/1/44	492,698	546,392
3	Ginnie Mae II Pool	5.500%	8/20/23–7/1/44	157,610	176,516
3	Ginnie Mae II Pool	6.000%	7/20/23–12/20/41	83,568	94,228
3	Ginnie Mae II Pool	6.500%	12/20/23–9/20/40	33,580	38,098

7

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Ginnie Mae II Pool	7.000%	3/20/28–11/20/38	5,915	6,703
3	Ginnie Mae II Pool	7.500%	8/20/30	6	7
3	Ginnie Mae II Pool	8.500%	10/20/30	15	17
					24,732,981
Nonconventional Mortgage-Backed Securities (0.6%)
2,3,5	Fannie Mae Pool	1.438%	4/1/37	2,130	2,217
2,3,5	Fannie Mae Pool	1.863%	7/1/34	450	480
2,3,5	Fannie Mae Pool	1.946%	9/1/37	2,119	2,274
2,3,5	Fannie Mae Pool	1.958%	1/1/35	270	278
2,3,5	Fannie Mae Pool	2.085%	2/1/37	6	6
2,3	Fannie Mae Pool	2.109%	3/1/43	11,704	11,825
2,3,5	Fannie Mae Pool	2.114%	12/1/35	9	10
2,3,5	Fannie Mae Pool	2.192%	10/1/34	24	26
2,3	Fannie Mae Pool	2.196%	9/1/42	10,442	10,799
2,3	Fannie Mae Pool	2.199%	6/1/43	11,725	11,914
2,3	Fannie Mae Pool	2.203%	6/1/42	6,722	6,975
2,3	Fannie Mae Pool	2.218%	12/1/41	7,282	7,584
2,3,5	Fannie Mae Pool	2.224%	12/1/33–8/1/37	3,627	3,827
2,3,5	Fannie Mae Pool	2.231%	11/1/36	1,282	1,365
2,3	Fannie Mae Pool	2.233%	10/1/42	7,758	7,997
2,3,5	Fannie Mae Pool	2.235%	6/1/37	1,763	1,862
2,3,5	Fannie Mae Pool	2.243%	4/1/36	375	392
2,3,5	Fannie Mae Pool	2.248%	2/1/36	2,427	2,477
2,3,5	Fannie Mae Pool	2.254%	11/1/33	615	649
2,3	Fannie Mae Pool	2.268%	7/1/43	13,478	13,480
2,3,5	Fannie Mae Pool	2.271%	9/1/34	1,092	1,154
2,3,5	Fannie Mae Pool	2.282%	8/1/35	2,345	2,505
2,3,5	Fannie Mae Pool	2.310%	5/1/36	140	150
2,3,5	Fannie Mae Pool	2.315%	12/1/36	41	43
2,3,5	Fannie Mae Pool	2.331%	4/1/36	1,023	1,058
2,3,5	Fannie Mae Pool	2.341%	4/1/37	349	368
2,3,5	Fannie Mae Pool	2.356%	5/1/35–4/1/37	2,187	2,319
2,3,5	Fannie Mae Pool	2.375%	2/1/36	1,223	1,311
2,3,5	Fannie Mae Pool	2.392%	5/1/33–9/1/33	22	22
2,3,5	Fannie Mae Pool	2.393%	12/1/35	1,686	1,795
2,3,5	Fannie Mae Pool	2.398%	1/1/37	2,437	2,626
2,3,5	Fannie Mae Pool	2.400%	11/1/32–5/1/42	17,510	17,649
2,3	Fannie Mae Pool	2.410%	7/1/42	10,749	11,066
2,3,5	Fannie Mae Pool	2.415%	6/1/36	52	55
2,3,5	Fannie Mae Pool	2.438%	1/1/35–7/1/35	3,302	3,522
2,3,5	Fannie Mae Pool	2.440%	11/1/36	47	50
2,3	Fannie Mae Pool	2.447%	5/1/43	22,259	22,862
2,3	Fannie Mae Pool	2.455%	10/1/42	10,176	10,478
2,3	Fannie Mae Pool	2.505%	10/1/40	6,183	6,545
2,3	Fannie Mae Pool	2.515%	12/1/40	4,289	4,544
2,3,5	Fannie Mae Pool	2.528%	1/1/37	113	119
2,3,5	Fannie Mae Pool	2.560%	9/1/33–11/1/33	1,957	2,127
2,3,5	Fannie Mae Pool	2.590%	4/1/37	108	113
2,3,5	Fannie Mae Pool	2.597%	11/1/34	1,324	1,386
2,3	Fannie Mae Pool	2.615%	12/1/41	7,353	7,606
2,3	Fannie Mae Pool	2.623%	11/1/41	6,902	7,223
2,3	Fannie Mae Pool	2.677%	1/1/42	7,648	7,994
2,3	Fannie Mae Pool	2.745%	12/1/43	7,209	7,468
2,3,5	Fannie Mae Pool	2.758%	10/1/36	1,453	1,586
2,3	Fannie Mae Pool	2.778%	3/1/42	8,907	9,179
2,3	Fannie Mae Pool	2.780%	1/1/42	6,128	6,366
2,3	Fannie Mae Pool	2.805%	11/1/41	6,700	7,009
2,3	Fannie Mae Pool	2.818%	3/1/41	5,422	5,698
2,3	Fannie Mae Pool	2.897%	5/1/42	1,207	1,269
2,3	Fannie Mae Pool	2.921%	12/1/40	3,393	3,580
2,3	Fannie Mae Pool	2.996%	3/1/42	1,861	1,953
2,3	Fannie Mae Pool	3.014%	9/1/43	13,436	14,095
2,3	Fannie Mae Pool	3.035%	3/1/41	7,084	7,513
2,3	Fannie Mae Pool	3.069%	2/1/42	7,346	7,690

8

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae Pool	3.079%	2/1/41	3,443	3,605
2,3	Fannie Mae Pool	3.125%	2/1/41	3,079	3,138
2,3	Fannie Mae Pool	3.140%	2/1/41	4,440	4,686
2,3	Fannie Mae Pool	3.172%	12/1/40	3,773	4,010
2,3	Fannie Mae Pool	3.218%	9/1/40	4,302	4,558
2,3	Fannie Mae Pool	3.223%	12/1/40	4,199	4,454
2,3	Fannie Mae Pool	3.224%	8/1/40	5,211	5,466
2,3	Fannie Mae Pool	3.240%	10/1/40	4,643	4,890
2,3	Fannie Mae Pool	3.270%	11/1/40	3,105	3,281
2,3,5	Fannie Mae Pool	3.283%	7/1/42	3,347	3,571
2,3	Fannie Mae Pool	3.287%	1/1/40	2,834	2,934
2,3	Fannie Mae Pool	3.292%	5/1/41	6,123	6,487
2,3	Fannie Mae Pool	3.322%	8/1/42	8,494	8,849
2,3	Fannie Mae Pool	3.428%	5/1/40	2,006	2,112
2,3	Fannie Mae Pool	3.485%	5/1/40	1,410	1,477
2,3	Fannie Mae Pool	3.513%	10/1/39	2,113	2,187
2,3	Fannie Mae Pool	3.540%	6/1/41	1,426	1,503
2,3	Fannie Mae Pool	3.563%	7/1/41	8,943	9,224
2,3	Fannie Mae Pool	3.568%	11/1/39	1,232	1,275
2,3	Fannie Mae Pool	3.580%	8/1/39	2,373	2,519
2,3	Fannie Mae Pool	3.608%	4/1/41	5,494	5,779
2,3	Fannie Mae Pool	3.675%	11/1/39	2,481	2,570
2,3	Fannie Mae Pool	3.735%	6/1/41	6,017	6,361
2,3,5	Fannie Mae Pool	3.742%	7/1/39	1,004	1,039
2,3	Fannie Mae Pool	3.817%	9/1/40	6,791	7,254
2,3	Fannie Mae Pool	4.227%	12/1/39	6,300	6,578
2,3,5	Fannie Mae Pool	4.359%	1/1/35	7	7
2,3	Fannie Mae Pool	4.890%	7/1/38	855	910
2,3,5	Fannie Mae Pool	5.060%	11/1/39	2,527	2,707
2,3	Fannie Mae Pool	5.069%	6/1/35	18	19
2,3	Fannie Mae Pool	5.133%	10/1/37	72	76
2,3	Fannie Mae Pool	5.177%	3/1/38	1,908	2,008
2,3	Fannie Mae Pool	5.201%	11/1/35	4	4
2,3	Fannie Mae Pool	5.239%	7/1/36	1,390	1,447
2,3	Fannie Mae Pool	5.259%	7/1/38	427	453
2,3,5	Fannie Mae Pool	5.282%	8/1/39	6,454	6,905
2,3	Fannie Mae Pool	5.527%	5/1/36	845	891
2,3	Fannie Mae Pool	5.659%	4/1/37	2,095	2,234
2,3	Fannie Mae Pool	5.782%	10/1/37	2,161	2,321
2,3	Fannie Mae Pool	5.784%	12/1/37	2,188	2,371
2,3,5	Fannie Mae Pool	5.988%	7/1/37	516	538
2,3	Fannie Mae Pool	6.127%	10/1/37	3,588	3,787
2,3,5	Freddie Mac Non Gold Pool	1.730%	6/1/37	1,831	1,882
2,3,5	Freddie Mac Non Gold Pool	1.949%	3/1/37	612	634
2,3,5	Freddie Mac Non Gold Pool	1.974%	8/1/37	98	102
2,3,5	Freddie Mac Non Gold Pool	1.994%	5/1/37	126	133
2,3,5	Freddie Mac Non Gold Pool	2.065%	1/1/37	2,358	2,505
2,3,5	Freddie Mac Non Gold Pool	2.166%	7/1/35	1,570	1,663
2,3,5	Freddie Mac Non Gold Pool	2.175%	4/1/37	46	49
2,3,5	Freddie Mac Non Gold Pool	2.195%	3/1/37	125	133
2,3,5	Freddie Mac Non Gold Pool	2.250%	6/1/35	6	7
2,3,5	Freddie Mac Non Gold Pool	2.277%	12/1/36	827	867
2,3,5	Freddie Mac Non Gold Pool	2.283%	3/1/37	471	496
2,3,5	Freddie Mac Non Gold Pool	2.291%	10/1/37	1,601	1,684
2,3,5	Freddie Mac Non Gold Pool	2.320%	2/1/37	484	505
2,3,5	Freddie Mac Non Gold Pool	2.324%	3/1/36	40	42
2,3,5	Freddie Mac Non Gold Pool	2.339%	4/1/35	165	175
2,3,5	Freddie Mac Non Gold Pool	2.352%	1/1/35	332	361
2,3,5	Freddie Mac Non Gold Pool	2.357%	12/1/34	1,693	1,788
2,3,5	Freddie Mac Non Gold Pool	2.375%	4/1/33–11/1/36	4,934	5,191
2,3,5	Freddie Mac Non Gold Pool	2.381%	12/1/36	2,212	2,296
2,3,5	Freddie Mac Non Gold Pool	2.398%	6/1/36	11	11
2,3,5	Freddie Mac Non Gold Pool	2.399%	6/1/37	1,873	2,014
2,3,5	Freddie Mac Non Gold Pool	2.405%	3/1/36	15	16

9

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3,5	Freddie Mac Non Gold Pool	2.409%	12/1/35	1,414	1,500
2,3,5	Freddie Mac Non Gold Pool	2.440%	12/1/34	44	46
2,3,5	Freddie Mac Non Gold Pool	2.468%	5/1/33	55	57
2,3,5	Freddie Mac Non Gold Pool	2.534%	11/1/33	5	5
2,3,5	Freddie Mac Non Gold Pool	2.538%	1/1/37	1,003	1,059
2,3	Freddie Mac Non Gold Pool	2.567%	2/1/42	3,973	4,175
2,3	Freddie Mac Non Gold Pool	2.603%	11/1/43	3,346	3,444
2,3,5	Freddie Mac Non Gold Pool	2.604%	3/1/37	148	148
2,3	Freddie Mac Non Gold Pool	2.617%	12/1/40	2,836	2,942
2,3,5	Freddie Mac Non Gold Pool	2.620%	3/1/37	1,605	1,685
2,3	Freddie Mac Non Gold Pool	2.696%	11/1/40	2,758	2,859
2,3	Freddie Mac Non Gold Pool	2.717%	12/1/40	6,521	6,760
2,3,5	Freddie Mac Non Gold Pool	2.749%	10/1/36	1,715	1,810
2,3	Freddie Mac Non Gold Pool	2.757%	2/1/42	4,441	4,702
2,3	Freddie Mac Non Gold Pool	2.785%	1/1/41	5,632	5,790
2,3	Freddie Mac Non Gold Pool	2.885%	2/1/41	7,764	8,132
2,3	Freddie Mac Non Gold Pool	2.954%	2/1/41	1,748	1,844
2,3	Freddie Mac Non Gold Pool	3.070%	6/1/41	3,169	3,322
2,3	Freddie Mac Non Gold Pool	3.084%	3/1/41	2,881	3,022
2,3	Freddie Mac Non Gold Pool	3.142%	11/1/40	4,314	4,460
2,3	Freddie Mac Non Gold Pool	3.256%	6/1/40	2,767	2,850
2,3	Freddie Mac Non Gold Pool	3.353%	6/1/41	582	594
2,3	Freddie Mac Non Gold Pool	3.358%	5/1/40	1,082	1,148
2,3	Freddie Mac Non Gold Pool	3.425%	3/1/42	4,859	5,064
2,3	Freddie Mac Non Gold Pool	3.443%	5/1/40	1,194	1,249
2,3	Freddie Mac Non Gold Pool	3.451%	6/1/34	7	7
2,3	Freddie Mac Non Gold Pool	3.593%	6/1/40	3,004	3,152
2,3	Freddie Mac Non Gold Pool	3.625%	6/1/40	5,542	5,799
2,3	Freddie Mac Non Gold Pool	3.676%	9/1/40	5,194	5,381
2,3	Freddie Mac Non Gold Pool	4.059%	12/1/39	967	1,017
2,3	Freddie Mac Non Gold Pool	4.386%	5/1/38	309	326
2,3	Freddie Mac Non Gold Pool	5.070%	7/1/38	2,262	2,341
2,3	Freddie Mac Non Gold Pool	5.150%	8/1/34	4	4
2,3	Freddie Mac Non Gold Pool	5.271%	3/1/38	3,353	3,534
2,3	Freddie Mac Non Gold Pool	5.365%	1/1/38	947	999
2,3	Freddie Mac Non Gold Pool	5.469%	2/1/36	1,036	1,100
2,3	Freddie Mac Non Gold Pool	5.711%	6/1/37	2,024	2,135
2,3	Freddie Mac Non Gold Pool	5.756%	9/1/37	2,639	2,820
2,3	Freddie Mac Non Gold Pool	5.780%	10/1/37	57	60
2,3	Freddie Mac Non Gold Pool	5.867%	5/1/37	3,568	3,755
2,3	Freddie Mac Non Gold Pool	6.075%	12/1/36	2,097	2,201
2,3	Freddie Mac Non Gold Pool	6.185%	8/1/37	782	827
3,5	Ginnie Mae II Pool	1.625%	6/20/29	155	159
3	Ginnie Mae II Pool	2.000%	12/20/42–6/20/43	39,597	40,991
3,5	Ginnie Mae II Pool	2.500%	10/20/39–1/20/42	31,555	32,915
3,5	Ginnie Mae II Pool	3.000%	11/20/40–11/20/41	29,391	30,945
3	Ginnie Mae II Pool	3.500%	1/20/41–1/20/44	46,126	48,833
3,5	Ginnie Mae II Pool	4.000%	10/20/38–10/20/41	12,095	12,809
3	Ginnie Mae II Pool	5.000%	7/20/38	732	758

					707,107

Total U.S. Government and Agency Obligations (Cost $74,396,268)					76,024,023

Asset-Backed/Commercial Mortgage-Backed Securities (3.0%)
3	AEP Texas Central Transition Funding II LLC 2006-A	5.170%	1/1/18	3,251	3,546
3	Ally Auto Receivables Trust 2011-2	1.980%	4/15/16	3,654	3,673
3	Ally Auto Receivables Trust 2011-4	1.140%	6/15/16	2,934	2,945
3	Ally Auto Receivables Trust 2012-5	0.850%	1/16/18	6,120	6,087
3	Ally Auto Receivables Trust 2013-2	0.790%	1/15/18	1,650	1,645
3	Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	1,125	1,127
3	Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	3,925	3,933
3	Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	1,675	1,681
3	Ally Auto Receivables Trust 2014-SN1	0.750%	2/21/17	3,400	3,386
3	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	2,275	2,265

10

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	American Express Credit Account Secured Note Trust
	2013-3	0.980%	5/15/19	1,500	1,500
3	AmeriCredit Automobile Receivables Trust 2012-1	1.230%	9/8/16	540	541
3	AmeriCredit Automobile Receivables Trust 2013-1	0.610%	10/10/17	1,801	1,798
3	AmeriCredit Automobile Receivables Trust 2013-2	0.650%	12/8/17	1,162	1,162
3	AmeriCredit Automobile Receivables Trust 2013-3	0.920%	4/9/18	2,960	2,958
3	AmeriCredit Automobile Receivables Trust 2013-4	0.960%	4/9/18	1,040	1,040
3	AmeriCredit Automobile Receivables Trust 2013-5	0.900%	9/10/18	1,200	1,195
3	AmeriCredit Automobile Receivables Trust 2013-5	1.520%	1/8/19	600	599
3	AmeriCredit Automobile Receivables Trust 2014-1	0.900%	2/8/19	850	850
3	AmeriCredit Automobile Receivables Trust 2014-1	1.680%	7/8/19	550	550
3	AmeriCredit Automobile Receivables Trust 2014-2	0.940%	2/8/19	1,700	1,699
3	Banc of America Commercial Mortgage Trust 2005-1	5.347%	11/10/42	3,254	3,266
3	Banc of America Commercial Mortgage Trust 2005-5	5.115%	10/10/45	15,487	16,088
3	Banc of America Commercial Mortgage Trust 2005-6	5.349%	9/10/47	3,500	3,707
3	Banc of America Commercial Mortgage Trust 2005-6	5.349%	9/10/47	3,540	3,709
3	Banc of America Commercial Mortgage Trust 2006-1	5.372%	9/10/45	20,200	21,428
3	Banc of America Commercial Mortgage Trust 2006-1	5.421%	9/10/45	185	198
3	Banc of America Commercial Mortgage Trust 2006-2	5.919%	5/10/45	11,600	12,488
3	Banc of America Commercial Mortgage Trust 2006-2	5.954%	5/10/45	3,290	3,478
3	Banc of America Commercial Mortgage Trust 2006-3	5.889%	7/10/44	686	741
3	Banc of America Commercial Mortgage Trust 2006-4	5.634%	7/10/46	24,944	26,879
3	Banc of America Commercial Mortgage Trust 2006-5	5.390%	9/10/47	320	326
3	Banc of America Commercial Mortgage Trust 2006-5	5.414%	9/10/47	11,525	12,344
3	Banc of America Commercial Mortgage Trust 2006-5	5.448%	9/10/47	2,175	2,334
3	Banc of America Commercial Mortgage Trust 2008-1	6.418%	2/10/51	21,550	24,484
6	Banco Bilbao Vizcaya Argentaria SA	5.750%	7/20/17	1,975	2,202
6	Bank of Scotland plc	5.250%	2/21/17	11,960	13,176
3	Bear Stearns Commercial Mortgage Securities Trust
	2004-PWR6	4.825%	11/11/41	359	362
3	Bear Stearns Commercial Mortgage Securities Trust
	2004-PWR6	4.868%	11/11/41	2,300	2,325
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR10	5.405%	12/11/40	5,239	5,491
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR8	4.750%	6/11/41	4,175	4,266
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-PWR9	4.871%	9/11/42	21	22
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-TOP18	4.933%	2/13/42	2,517	2,572
3	Bear Stearns Commercial Mortgage Securities Trust
	2005-TOP20	5.288%	10/12/42	3,215	3,368
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR11	5.605%	3/11/39	24,500	26,039
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR12	5.898%	9/11/38	260	281
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR12	5.937%	9/11/38	5,500	5,972
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-PWR13	5.582%	9/11/41	1,625	1,772
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP22	5.757%	4/12/38	4,525	4,876
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP22	5.757%	4/12/38	21,915	23,416
3	Bear Stearns Commercial Mortgage Securities Trust
	2006-TOP24	5.568%	10/12/41	8,375	9,093
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.846%	6/11/40	2,031	2,058
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR16	5.898%	6/11/40	6,275	6,976
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.694%	6/11/50	21,750	24,200
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR17	5.915%	6/11/50	6,853	7,666

11

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-PWR18	5.700%	6/11/50	10,400	11,592
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP26	5.471%	1/12/45	5,340	5,926
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP26	5.513%	1/12/45	6,280	6,757
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.742%	9/11/42	15,900	17,910
3	Bear Stearns Commercial Mortgage Securities Trust
	2007-TOP28	5.793%	9/11/42	3,713	3,711
3	Capital Auto Receivables Asset Trust 2013-1	0.790%	6/20/17	3,603	3,595
3	Capital Auto Receivables Asset Trust 2013-3	1.040%	11/21/16	2,445	2,450
3	Capital Auto Receivables Asset Trust 2013-3	1.310%	12/20/17	2,446	2,462
3	Capital Auto Receivables Asset Trust 2013-3	1.680%	4/20/18	1,470	1,479
3	Capital Auto Receivables Asset Trust 2013-4	1.090%	3/20/18	2,700	2,707
3	Capital Auto Receivables Asset Trust 2013-4	1.470%	7/20/18	1,000	1,003
3	Capital Auto Receivables Asset Trust 2013-4	2.060%	10/22/18	1,000	999
3	Capital Auto Receivables Asset Trust 2014-1	1.320%	6/20/18	3,150	3,161
3	Capital Auto Receivables Asset Trust 2014-1	1.690%	10/22/18	785	790
3	Capital Auto Receivables Asset Trust 2014-1	2.220%	1/22/19	590	595
3	Capital Auto Receivables Asset Trust 2014-2	0.910%	4/20/17	2,500	2,493
3	Capital Auto Receivables Asset Trust 2014-2	1.260%	5/21/18	1,375	1,373
3	Capital Auto Receivables Asset Trust 2014-2	1.620%	10/22/18	1,100	1,099
3	Capital One Multi-asset Execution Trust 2006-A3	5.050%	12/17/18	36,645	39,184
3	Capital One Multi-asset Execution Trust 2007-A7	5.750%	7/15/20	10,300	11,674
3	Capital One Multi-Asset Execution Trust 2014-A2	1.260%	1/15/20	1,925	1,934
3	CarMax Auto Owner Trust 2012-3	0.790%	4/16/18	2,450	2,445
3	CarMax Auto Owner Trust 2013-2	0.640%	1/16/18	3,604	3,598
3	Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	1,502	1,493
3	Carmax Auto Owner Trust 2013-3	0.970%	4/16/18	3,790	3,803
3	Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	2,040	2,069
3	Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	1,450	1,443
3	Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	550	551
3	Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	1,680	1,680
3	Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	1,120	1,118
3	Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	3,650	3,650
3	Carmax Auto Owner Trust 2014-2	1.610%	10/15/19	1,875	1,878
3	CD 2005-CD1 Commercial Mortgage Trust	5.401%	7/15/44	17,309	18,056
3	CD 2005-CD1 Commercial Mortgage Trust	5.401%	7/15/44	7,000	7,343
3	CD 2006-CD2 Mortgage Trust	5.480%	1/15/46	680	717
3	CD 2006-CD3 Mortgage Trust	5.617%	10/15/48	10,578	11,345
3	CD 2006-CD3 Mortgage Trust	5.648%	10/15/48	8,575	9,380
3	CD 2007-CD4 Commercial Mortgage Trust	5.322%	12/11/49	13,050	14,190
3	CD 2007-CD5 Mortgage Trust	5.886%	11/15/44	18,029	19,988
3	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.170%	8/1/19	2,007	2,136
3	CenterPoint Energy Transition Bond Co. II LLC 2005-A	5.302%	8/1/20	1,184	1,353
3	CenterPoint Energy Transition Bond Co. IV LLC 2012-1	3.028%	10/15/25	9,483	9,542
3	Chase Issuance Trust 2006-A2	5.160%	4/16/18	14,352	15,384
3	Chase Issuance Trust 2012-A3	0.790%	6/15/17	10,512	10,519
3	Chase Issuance Trust 2012-A5	0.590%	8/15/17	5,845	5,833
3	Chase Issuance Trust 2012-A7	2.160%	9/16/24	17,440	16,641
3	Chase Issuance Trust 2013-A8	1.010%	10/15/18	10,225	10,210
3	Chase Issuance Trust 2014-A1	1.150%	1/15/19	8,000	8,023
3	Chase Issuance Trust 2014-A2	2.770%	3/15/23	11,150	11,310
3	Citibank Credit Card Issuance Trust 2003-A7	4.150%	7/7/17	9,135	9,446
3	Citibank Credit Card Issuance Trust 2005-A2	4.850%	3/10/17	4,650	4,784
3	Citibank Credit Card Issuance Trust 2005-A9	5.100%	11/20/17	13,301	14,102
3	Citibank Credit Card Issuance Trust 2007-A8	5.650%	9/20/19	10,600	12,003
3	Citibank Credit Card Issuance Trust 2008-A1	5.350%	2/7/20	11,546	13,050
3	Citibank Credit Card Issuance Trust 2013-A10	0.730%	2/7/18	4,650	4,651
3	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	10,450	10,690
3	Citibank Credit Card Issuance Trust 2014-A4	1.230%	4/24/19	11,150	11,184
3	Citibank Credit Card Issuance Trust 2014-A5	2.680%	6/7/23	9,525	9,580
3	Citigroup Commercial Mortgage Trust 2005-C3	4.830%	5/15/43	6,990	7,205

12

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Citigroup Commercial Mortgage Trust 2006-C4	5.975%	3/15/49	12,153	12,969
3	Citigroup Commercial Mortgage Trust 2006-C4	5.975%	3/15/49	2,500	2,679
3	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	3,625	3,931
3	Citigroup Commercial Mortgage Trust 2006-C5	5.462%	10/15/49	3,375	3,666
3	Citigroup Commercial Mortgage Trust 2007-C6	5.898%	12/10/49	20,075	22,254
3	Citigroup Commercial Mortgage Trust 2008-C7	6.341%	12/10/49	22,115	24,808
3	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	5,450	5,435
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	2,300	2,288
3	Citigroup Commercial Mortgage Trust 2013-GC11	3.422%	4/10/46	2,000	1,995
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.161%	9/10/46	2,900	3,038
3	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	1,200	1,284
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.371%	9/10/46	1,975	2,148
3	Citigroup Commercial Mortgage Trust 2013-GC15	4.649%	9/10/46	2,875	3,133
3	Citigroup Commercial Mortgage Trust 2013-GC17	3.675%	11/10/46	875	921
3	Citigroup Commercial Mortgage Trust 2013-GC17	4.131%	11/10/46	2,900	3,098
3	Citigroup Commercial Mortgage Trust 2013-GC17	4.544%	11/10/46	1,150	1,236
3	Citigroup Commercial Mortgage Trust 2013-GC17	5.095%	11/10/46	1,150	1,255
3	Citigroup Commercial Mortgage Trust 2014-GC19	2.790%	3/10/47	1,840	1,902
3	Citigroup Commercial Mortgage Trust 2014-GC19	3.552%	3/10/47	1,150	1,202
3	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	1,700	1,802
3	Citigroup Commercial Mortgage Trust 2014-GC19	4.345%	3/10/47	1,425	1,515
3	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	625	647
3	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	3,025	3,154
3	Citigroup Commercial Mortgage Trust 2014-GC21	4.328%	5/10/47	2,450	2,536
3	COBALT CMBS Commercial Mortgage Trust 2007-C2	5.484%	4/15/47	3,062	3,346
3	COBALT CMBS Commercial Mortgage Trust 2007-C3	5.965%	5/15/46	10,689	11,930
3	COMM 2005-C6 Mortgage Trust	5.116%	6/10/44	21,510	22,245
3	COMM 2006-C7 Mortgage Trust	5.945%	6/10/46	18,157	19,526
3	COMM 2006-C7 Mortgage Trust	5.970%	6/10/46	4,025	4,323
3	COMM 2007-C9 Mortgage Trust	5.988%	12/10/49	17,413	19,468
3	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	2,485	2,510
3	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	2,950	3,040
3	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	5,000	4,927
3,6	COMM 2012-CCRE3 Mortgage Trust	3.416%	10/15/45	3,548	3,590
3	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	5,150	5,047
3	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	1,500	1,467
3	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	1,430	1,488
3	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	1,430	1,505
3	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,910	2,019
3	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	2,390	2,570
3	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	1,430	1,563
3	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	1,061	1,063
3	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	1,700	1,761
3	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	1,700	1,787
3	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	2,275	2,366
3	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,700	1,805
3	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	1,150	1,215
3	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	575	615
3	COMM 2013-CCRE13 Mortgage Trust	1.259%	11/10/18	751	753
3	COMM 2013-CCRE13 Mortgage Trust	3.039%	12/10/18	875	913
3	COMM 2013-CCRE13 Mortgage Trust	3.706%	10/10/23	575	607
3	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	5,850	6,267
3	COMM 2013-CCRE13 Mortgage Trust	4.449%	12/10/23	1,750	1,876
3	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	2,908	2,903
3	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	2,300	2,309
3	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	3,262	3,375
3	COMM 2013-CCRE9 Mortgage Trust	4.378%	7/10/45	4,060	4,394
3	COMM 2013-CCRE9 Mortgage Trust	4.210%	8/10/46	1,120	1,203
3	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	1,680	1,748
3	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	1,680	1,805
3	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	4,586	4,522
3	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	2,547	2,520
3	COMM 2014-CCRE14 Mortgage Trust	3.147%	2/10/47	2,375	2,482
3	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	1,775	1,907

13

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	COMM 2014-CCRE14 Mortgage Trust	4.526%	2/10/47	1,950	2,102
3	COMM 2014-CCRE14 Mortgage Trust	4.760%	2/10/47	1,175	1,260
3	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	4,124	4,288
3	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	1,422	1,489
3	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	2,641	2,813
3	COMM 2014-CCRE15 Mortgage Trust	4.871%	2/10/47	1,320	1,424
3	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	2,206	2,317
3	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	2,950	3,114
3	COMM 2014-CR17 Mortgage Trust	3.012%	5/10/47	2,800	2,912
3	COMM 2014-CR17 Mortgage Trust	3.598%	5/10/47	1,400	1,457
3	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	2,225	2,344
3	COMM 2014-CR17 Mortgage Trust	4.377%	5/10/47	1,375	1,424
3	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	2,250	2,317
3	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	1,400	1,442
3	COMM 2014-CR18 Mortgage Trust	4.103%	7/15/47	1,845	1,900
3	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	1,675	1,730
3	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	3,950	4,191
3	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	1,129	1,168
3	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	981	1,018
3	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	2,533	2,666
3	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	709	744
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	449	480
3	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	1,675	1,727
3	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	4,475	4,642
3	Commercial Mortgage Trust 2005-GG3	4.799%	8/10/42	23,400	23,614
3	Commercial Mortgage Trust 2005-GG3	4.859%	8/10/42	3,850	3,917
3	Commercial Mortgage Trust 2005-GG5	5.224%	4/10/37	18,908	19,601
3	Commercial Mortgage Trust 2005-GG5	5.277%	4/10/37	4,475	4,720
3	Commercial Mortgage Trust 2006-GG7	6.015%	7/10/38	2,525	2,717
3	Commercial Mortgage Trust 2007-GG9	5.475%	3/10/39	1,625	1,745
3,6	Commercial Mortgages Lease-Backed Certificates
	Series 2001-CMLB-1	6.746%	6/20/31	2,820	2,916
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.609%	2/15/39	17,565	18,593
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.643%	2/15/39	4,435	4,684
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C1	5.643%	2/15/39	7,675	8,215
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.982%	6/15/38	4,266	4,621
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C3	5.982%	6/15/38	17,756	19,008
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C4	5.509%	9/15/39	1,725	1,861
3	Credit Suisse Commercial Mortgage Trust Series 2006-
	C5	5.311%	12/15/39	15,020	16,158
3	Credit Suisse Commercial Mortgage Trust Series 2007-
	C1	5.383%	2/15/40	5,358	5,821
3	Credit Suisse Commercial Mortgage Trust Series 2007-
	C3	5.866%	6/15/39	16,626	18,213
3	CSFB Commercial Mortgage Trust 2005-C1	5.014%	2/15/38	11,672	11,820
3	CSFB Commercial Mortgage Trust 2005-C1	5.075%	2/15/38	4,724	4,805
3	CSFB Commercial Mortgage Trust 2005-C4	5.190%	8/15/38	3,400	3,511
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	1,565	1,636
3	CSFB Commercial Mortgage Trust 2005-C5	5.100%	8/15/38	17,877	18,559
3	CSFB Commercial Mortgage Trust 2005-C6	5.230%	12/15/40	3,290	3,416
3	Discover Card Execution Note Trust 2007-A1	5.650%	3/16/20	14,891	16,825
3	Discover Card Execution Note Trust 2014-A3	1.220%	10/15/19	6,925	6,945
2,3	Fannie Mae-Aces 2012-M9	1.553%	4/25/22	1,594	1,586
2,3	Fannie Mae-Aces 2013-M12	2.462%	3/25/23	13,544	13,342
2,3	Fannie Mae-Aces 2013-M14	2.608%	4/25/23	16,627	16,519
2,3	Fannie Mae-Aces 2013-M14	3.329%	10/25/23	16,575	17,165
2,3	Fannie Mae-Aces 2013-M7	2.280%	12/27/22	5,600	5,395
2,3	Fannie Mae-Aces 2014-M1	2.323%	11/25/18	22,180	22,674

14

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
2,3	Fannie Mae-Aces 2014-M1	3.506%	7/25/23	21,800	22,609
2,3	Fannie Mae-Aces 2014-M2	3.513%	12/25/23	14,385	15,083
2,3	Fannie Mae-Aces 2014-M3	2.613%	1/25/24	6,647	6,778
2,3	Fannie Mae-Aces 2014-M3	3.501%	1/25/24	5,950	6,232
2,3	Fannie Mae-Aces 2014-M4	3.346%	3/25/24	8,175	8,566
2,3	Fannie Mae-Aces 2014-M6	2.679%	5/25/21	13,225	13,415
2,3	Fannie Mae-Aces 2014-M7	3.356%	6/25/24	16,700	17,324
	Federal Housing Administration	7.430%	10/1/20	1	2
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K010	3.320%	7/25/20	14,523	15,355
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K014	3.871%	4/25/21	5,150	5,613
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K017	2.873%	12/25/21	16,625	17,057
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K019	2.272%	3/25/22	2,775	2,715
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K021	2.396%	6/25/22	3,340	3,305
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K026	2.510%	11/25/22	11,200	11,118
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K027	2.637%	1/25/23	11,225	11,173
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K028	3.111%	2/25/23	5,600	5,777
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K029	3.320%	2/25/23	16,425	17,192
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K030	2.779%	9/25/22	15,629	16,235
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K030	3.250%	4/25/23	16,425	17,101
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K031	3.300%	4/25/23	16,400	16,928
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.016%	2/25/23	2,843	2,992
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K032	3.310%	5/25/23	16,400	17,118
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K033	3.060%	7/25/23	4,125	4,212
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K034	3.531%	7/25/23	14,604	15,481
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K035	3.458%	8/25/23	18,375	19,369
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K036	3.527%	10/25/23	13,475	14,262
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K038	2.604%	10/25/23	5,600	5,760
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K038	3.389%	3/25/24	13,675	14,298
2,3	FHLMC Multifamily Structured Pass Through
	Certificates K702	3.154%	2/25/18	9,211	9,741
2,3	FHLMC Multifamily Structured Pass Through
	Certificates_K006-A1	3.398%	7/25/19	9,733	10,286
2,3	FHLMC Multifamily Structured Pass Through
	Certificates_K007-A1	3.342%	12/25/19	7,037	7,403
2,3	FHLMC Multifamily Structured Pass Through
	Certificates_K009-A1	2.757%	5/25/20	13,002	13,545
2,3	FHLMC Multifamily Structured Pass Through
	Certificates_K708-A1	1.670%	10/25/18	3,918	3,981
2,3	FHLMC Multifamily Structured Pass Through
	Certificates_K711-A1	1.321%	12/25/18	14,024	14,129
2,3	FHLMC Multifamily Structures Pass Through
	Certificates_FHMS-K715	2.856%	1/25/21	6,150	6,372
3	Fifth Third Auto 2014-1	0.680%	4/16/18	3,400	3,387
3	Fifth Third Auto 2014-1	1.140%	10/15/20	2,275	2,275

15

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Fifth Third Auto 2014-2	0.890%	11/15/18	2,250	2,249
3	Fifth Third Auto 2014-2	1.380%	12/15/20	1,425	1,426
3	Ford Credit Auto Lease Trust 2013-B	0.760%	9/15/16	1,200	1,200
3	Ford Credit Auto Lease Trust 2013-B	0.960%	10/15/16	850	849
3	Ford Credit Auto Lease Trust 2014-A	0.680%	4/15/17	2,225	2,228
3	Ford Credit Auto Lease Trust 2014-A	0.900%	6/15/17	850	852
3	Ford Credit Auto Lease Trust 2014-A	1.160%	8/15/17	1,575	1,583
3	Ford Credit Auto Owner Trust 2011-A	1.650%	5/15/16	800	803
3	Ford Credit Auto Owner Trust 2012-A	1.150%	6/15/17	6,825	6,881
3	Ford Credit Auto Owner Trust 2012-B	0.720%	12/15/16	578	579
3	Ford Credit Auto Owner Trust 2013-A	0.550%	7/15/17	4,608	4,611
3	Ford Credit Auto Owner Trust 2013-B	0.570%	10/15/17	3,000	2,997
3	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	1,500	1,493
3	Ford Credit Auto Owner Trust 2013-C	0.820%	12/15/17	3,539	3,543
3	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	1,180	1,188
3	Ford Credit Auto Owner Trust 2013-D	0.670%	4/15/18	3,400	3,388
3	Ford Credit Auto Owner Trust 2013-D	1.110%	2/15/19	550	551
3	Ford Credit Auto Owner Trust 2014-A	0.790%	5/15/18	3,150	3,148
3	Ford Credit Auto Owner Trust 2014-A	1.290%	4/15/19	600	605
3	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	4,900	4,910
3	Ford Credit Auto Owner Trust 2014-B	1.420%	8/15/19	850	853
3	Ford Credit Floorplan Master Owner Trust A Series
	2013-5	1.500%	9/15/18	4,675	4,727
3	Ford Credit Floorplan Master Owner Trust A Series
	2014-1	1.200%	2/15/19	5,400	5,428
3	GE Capital Credit Card Master Note Trust Series 2012-7	1.760%	9/15/22	6,545	6,422
3	GE Commercial Mortgage Corp. Series 2005-C1 Trust	4.578%	6/10/48	103	103
3	GE Commercial Mortgage Corp. Series 2005-C3 Trust	4.974%	7/10/45	9,275	9,647
3	GE Commercial Mortgage Corp. Series 2005-C4 Trust	5.489%	11/10/45	7,048	7,437
3	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.456%	3/10/44	6,675	7,199
3	GE Commercial Mortgage Corp. Series 2006-C1 Trust	5.456%	3/10/44	21,684	22,952
3	GE Commercial Mortgage Corp. Series 2007-C1 Trust	5.543%	12/10/49	5,925	6,490
3	GMAC Commercial Mortgage Securities Inc. Series
	2004-C3 Trust	4.864%	12/10/41	4,150	4,187
3	GMAC Commercial Mortgage Securities Inc. Series
	2005-C1 Trust	4.754%	5/10/43	1,650	1,701
3	GS Mortgage Securities Trust 2006-GG6	5.506%	4/10/38	68	68
3	GS Mortgage Securities Trust 2006-GG6	5.553%	4/10/38	13,665	14,450
3	GS Mortgage Securities Trust 2006-GG6	5.622%	4/10/38	4,750	5,057
3	GS Mortgage Securities Trust 2007-GG10	5.997%	8/10/45	1,022	1,137
3	GS Mortgage Securities Trust 2011-GC5	3.707%	8/10/44	3,220	3,399
3	GS Mortgage Securities Trust 2012-GC6	3.482%	1/10/45	12,500	12,958
3	GS Mortgage Securities Trust 2012-GCJ7	3.377%	5/10/45	7,475	7,697
3	GS Mortgage Securities Trust 2012-GCJ9	2.773%	11/10/45	5,530	5,402
3	GS Mortgage Securities Trust 2013-GC10	2.943%	2/10/46	4,077	4,018
3	GS Mortgage Securities Trust 2013-GC10	3.279%	2/10/46	1,529	1,516
3	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	4,182	4,151
	GS Mortgage Securities Trust 2013-GCJ12	3.375%	6/10/46	1,792	1,778
3	GS Mortgage Securities Trust 2013-GCJ14	2.995%	8/10/46	2,055	2,141
3	GS Mortgage Securities Trust 2013-GCJ14	3.817%	8/10/46	1,470	1,563
3	GS Mortgage Securities Trust 2013-GCJ14	4.243%	8/10/46	7,350	7,945
3	GS Mortgage Securities Trust 2013-GCJ16	3.033%	11/10/46	2,600	2,716
3	GS Mortgage Securities Trust 2013-GCJ16	3.813%	11/10/46	1,100	1,168
3	GS Mortgage Securities Trust 2013-GCJ16	4.271%	11/10/46	1,525	1,649
3	GS Mortgage Securities Trust 2014-GC18	1.298%	1/10/47	2,946	2,948
3	GS Mortgage Securities Trust 2014-GC18	4.074%	1/10/47	5,950	6,369
3	GS Mortgage Securities Trust 2014-GC18	4.383%	1/10/47	1,975	2,092
3	GS Mortgage Securities Trust 2014-GC18	3.467%	6/10/47	2,225	2,303
3	GS Mortgage Securities Trust 2014-GC18	3.516%	6/10/47	500	517
3	GS Mortgage Securities Trust 2014-GC18	3.862%	6/10/47	1,950	2,033
3	Honda Auto Receivables 2012-1 Owner Trust	0.970%	4/16/18	1,025	1,028
3	Honda Auto Receivables 2012-4 Owner Trust	0.660%	12/18/18	5,500	5,493
3	Honda Auto Receivables 2013-1 Owner Trust	0.480%	11/21/16	6,002	6,005

16

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Honda Auto Receivables 2013-1 Owner Trust	0.620%	3/21/19	4,802	4,774
3	Honda Auto Receivables 2013-2 Owner Trust	0.530%	2/16/17	1,718	1,719
3	Honda Auto Receivables 2013-2 Owner Trust	0.660%	6/17/19	1,718	1,711
3	Honda Auto Receivables 2013-4 Owner Trust	0.690%	9/18/17	1,975	1,965
3	Honda Auto Receivables 2013-4 Owner Trust	1.040%	2/18/20	1,650	1,654
3	Honda Auto Receivables 2014-1 Owner Trust	0.670%	11/21/17	3,413	3,404
3	Honda Auto Receivables 2014-1 Owner Trust	1.040%	2/21/20	1,707	1,706
3	Honda Auto Receivables 2014-2 Owner Trust	0.770%	3/19/18	2,475	2,473
3	Honda Auto Receivables 2014-2 Owner Trust	1.180%	5/18/20	1,375	1,374
3	Hyundai Auto Receivables Trust 2012-C	0.730%	6/15/18	2,575	2,566
3	Hyundai Auto Receivables Trust 2013-A	0.560%	7/17/17	3,058	3,058
3	Hyundai Auto Receivables Trust 2013-A	0.750%	9/17/18	5,096	5,100
3	Hyundai Auto Receivables Trust 2013-B	0.710%	9/15/17	4,800	4,803
3	Hyundai Auto Receivables Trust 2013-B	1.010%	2/15/19	2,400	2,402
3	Hyundai Auto Receivables Trust 2013-C	1.010%	2/15/18	1,730	1,734
3	Hyundai Auto Receivables Trust 2013-C	1.550%	3/15/19	2,890	2,914
3	Hyundai Auto Receivables Trust 2014-A	0.790%	7/16/18	2,520	2,522
3	Hyundai Auto Receivables Trust 2014-B	0.900%	12/17/18	5,500	5,495
3	Hyundai Auto Receivables Trust 2014-B	1.460%	11/15/19	1,370	1,369
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2004-CIBC10	4.654%	1/12/37	757	756
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2004-CIBC10	4.899%	1/12/37	540	544
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-CIBC11	5.567%	8/12/37	2,000	2,051
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-CIBC13	5.461%	1/12/43	1,750	1,851
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP2	4.738%	7/15/42	940	967
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP2	4.780%	7/15/42	2,375	2,457
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP4	4.918%	10/15/42	11,753	12,232
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.405%	12/15/44	7,144	7,498
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.447%	12/15/44	4,250	4,547
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2005-LDP5	5.526%	12/15/44	1,390	1,468
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-CIBC14	5.624%	12/12/44	3,300	3,512
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-CIBC16	5.593%	5/12/45	7,121	7,705
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP6	5.475%	4/15/43	3,574	3,804
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.057%	4/15/45	3,300	3,621
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP7	6.057%	4/15/45	19,218	20,721
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2006-LDP8	5.440%	5/15/45	4,525	4,910
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC18	5.440%	6/12/47	10,512	11,466
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	5.794%	2/12/51	28,300	31,596
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-CIBC20	6.082%	2/12/51	3,350	3,771
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP11	5.991%	6/15/49	8,035	8,836
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2007-LDP12	5.882%	2/15/51	13,170	14,575
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C6	3.507%	5/15/45	9,250	9,574

17

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-C8	2.829%	10/15/45	6,675	6,585
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-CIBX	3.483%	6/15/45	7,490	7,784
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2012-LC9	2.840%	12/15/47	3,750	3,692
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C10	3.143%	12/15/47	2,314	2,307
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C10	3.372%	12/15/47	1,735	1,730
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.674%	12/15/46	1,600	1,689
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	3.881%	12/15/46	2,300	2,411
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.166%	12/15/46	3,100	3,318
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	4.517%	12/15/46	1,600	1,727
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-C16	5.111%	12/15/46	1,600	1,754
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2013-LC11	2.960%	4/15/46	2,678	2,632
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2014-C20	2.872%	7/15/47	2,250	2,326
3	JP Morgan Chase Commercial Mortgage Securities
	Trust 2014-C20	3.805%	7/15/47	850	883
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	3.664%	7/15/45	1,776	1,837
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C12	4.162%	7/15/45	1,184	1,241
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	3.761%	8/15/46	1,680	1,787
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.133%	8/15/46	4,470	4,780
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C14	4.409%	8/15/46	1,260	1,351
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	1.233%	11/15/45	943	945
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	2.977%	11/15/45	4,200	4,370
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	3.659%	11/15/45	420	443
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.131%	11/15/45	2,940	3,142
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C15	4.420%	11/15/45	1,680	1,798
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	3.003%	1/15/47	2,200	2,290
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	3.705%	1/15/47	1,650	1,741
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.199%	1/15/47	5,500	5,900
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	4.458%	1/15/47	1,100	1,181
3	JPMBB Commercial Mortgage Securities Trust 2013-
	C17	5.050%	1/15/47	1,650	1,782
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.079%	2/15/47	5,990	6,358
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.439%	2/15/47	1,173	1,262
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C18	4.969%	2/15/47	1,422	1,544
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.046%	4/15/47	2,225	2,316

18

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.669%	4/15/47	2,800	2,935
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	3.997%	4/15/47	2,800	2,955
3	JPMBB Commercial Mortgage Securities Trust 2014-
	C19	4.243%	4/15/47	2,225	2,344
3	LB Commercial Mortgage Trust 2007-C3	6.090%	7/15/44	660	731
3	LB-UBS Commercial Mortgage Trust 2004-C7	4.786%	10/15/29	2,964	2,972
3	LB-UBS Commercial Mortgage Trust 2005-C1	4.742%	2/15/30	7,286	7,371
3	LB-UBS Commercial Mortgage Trust 2005-C2	5.150%	4/15/30	4,395	4,508
3	LB-UBS Commercial Mortgage Trust 2005-C5	5.057%	9/15/40	1,625	1,687
3	LB-UBS Commercial Mortgage Trust 2005-C7	5.197%	11/15/30	17,600	18,270
3	LB-UBS Commercial Mortgage Trust 2006-C1	5.217%	2/15/31	4,599	4,880
3	LB-UBS Commercial Mortgage Trust 2006-C3	5.661%	3/15/39	28,603	30,485
3	LB-UBS Commercial Mortgage Trust 2006-C4	6.029%	6/15/38	9,600	10,378
3	LB-UBS Commercial Mortgage Trust 2006-C6	5.372%	9/15/39	13,351	14,542
3	LB-UBS Commercial Mortgage Trust 2006-C6	5.413%	9/15/39	1,175	1,275
3	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	2,288	2,491
3	LB-UBS Commercial Mortgage Trust 2006-C7	5.378%	11/15/38	3,125	3,389
3	LB-UBS Commercial Mortgage Trust 2007-C1	5.424%	2/15/40	5,599	6,113
3	LB-UBS Commercial Mortgage Trust 2007-C2	5.430%	2/15/40	10,368	11,322
3	LB-UBS Commercial Mortgage Trust 2007-C7	5.866%	9/15/45	13,278	14,956
3	LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	22,075	25,075
3	LB-UBS Commercial Mortgage Trust 2008-C1	6.320%	4/15/41	3,020	3,443
3	Mercedes-Benz Auto Lease Trust 2013-B	0.760%	7/15/19	550	547
3	Mercedes-Benz Auto Lease Trust 2014-A	0.900%	12/16/19	3,925	3,922
3	Mercedes-Benz Auto Receivables Trust 2013-1	0.780%	8/15/17	1,180	1,187
3	Mercedes-Benz Auto Receivables Trust 2013-1	1.130%	11/15/19	1,180	1,181
3	Merrill Lynch Mortgage Trust 2005-CIP1	5.107%	7/12/38	1,915	1,998
3	Merrill Lynch Mortgage Trust 2005-LC1	5.291%	1/12/44	19,043	20,218
3	Merrill Lynch Mortgage Trust 2005-MCP1	4.747%	6/12/43	2,500	2,561
3	Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	1,825	1,975
3	Merrill Lynch Mortgage Trust 2006-C1	5.862%	5/12/39	14,050	15,090
3	Merrill Lynch Mortgage Trust 2006-C2	5.782%	8/12/43	2,865	3,127
3	Merrill Lynch Mortgage Trust 2007-C1	6.033%	6/12/50	23,068	25,611
3	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	16,814	18,828
3	ML-CFC Commercial Mortgage Trust 2006-2	6.066%	6/12/46	21,058	22,763
3	ML-CFC Commercial Mortgage Trust 2006-3	5.456%	7/12/46	3,660	3,957
3	ML-CFC Commercial Mortgage Trust 2006-4	5.204%	12/12/49	2,496	2,725
3	ML-CFC Commercial Mortgage Trust 2007-5	5.378%	8/12/48	14,630	15,816
3	ML-CFC Commercial Mortgage Trust 2007-8	6.042%	8/12/49	54	54
3	ML-CFC Commercial Mortgage Trust 2007-9	5.590%	9/12/49	606	607
3	ML-CFC Commercial Mortgage Trust 2007-9	5.700%	9/12/49	14,675	16,416
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C5	3.176%	8/15/45	3,025	3,044
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2012-C6	2.858%	11/15/45	3,000	2,944
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C10	4.218%	7/15/46	8,000	8,525
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.365%	8/15/46	1,680	1,814
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C11	4.565%	8/15/46	840	902
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	3.001%	10/15/46	2,340	2,437
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C12	4.259%	10/15/46	2,340	2,533
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	2.936%	11/15/46	1,750	1,820
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.039%	11/15/46	3,500	3,696
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C13	4.907%	11/15/46	1,750	1,889

19

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	2.918%	2/15/46	3,011	2,960
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C7	3.214%	2/15/46	599	591
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C8	3.134%	12/15/48	3,475	3,453
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C8	3.376%	12/15/48	1,800	1,798
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.102%	5/15/46	2,475	2,454
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2013-C9	3.456%	5/15/46	1,800	1,797
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	1.250%	2/15/47	1,535	1,534
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	2.916%	2/15/47	2,200	2,275
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	3.669%	2/15/47	4,475	4,719
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.064%	2/15/47	4,475	4,743
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C14	4.806%	2/15/47	1,600	1,704
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	2.849%	6/15/47	850	877
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.477%	6/15/47	1,125	1,161
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	3.892%	6/15/47	4,200	4,372
3	Morgan Stanley Bank of America Merrill Lynch Trust
	2014-C16	4.325%	6/15/47	1,675	1,743
3	Morgan Stanley Capital I Trust 2004-HQ4	4.970%	4/14/40	1,225	1,231
3	Morgan Stanley Capital I Trust 2004-TOP15	5.270%	6/13/41	291	291
3	Morgan Stanley Capital I Trust 2005-HQ5	5.168%	1/14/42	2,523	2,561
3	Morgan Stanley Capital I Trust 2005-HQ6	4.989%	8/13/42	26,760	27,516
3	Morgan Stanley Capital I Trust 2005-HQ6	5.073%	8/13/42	3,730	3,855
3	Morgan Stanley Capital I Trust 2005-HQ7	5.376%	11/14/42	14,141	14,764
3	Morgan Stanley Capital I Trust 2005-IQ10	5.230%	9/15/42	19,721	20,470
3	Morgan Stanley Capital I Trust 2005-IQ9	4.770%	7/15/56	3,295	3,353
3	Morgan Stanley Capital I Trust 2005-TOP17	4.780%	12/13/41	8,201	8,295
3	Morgan Stanley Capital I Trust 2005-TOP17	4.840%	12/13/41	1,350	1,368
3	Morgan Stanley Capital I Trust 2005-TOP19	4.985%	6/12/47	3,115	3,196
3	Morgan Stanley Capital I Trust 2006-HQ10	5.328%	11/12/41	5,774	6,288
3	Morgan Stanley Capital I Trust 2006-HQ10	5.360%	11/12/41	7,400	8,057
3	Morgan Stanley Capital I Trust 2006-HQ8	5.598%	3/12/44	19,726	20,738
3	Morgan Stanley Capital I Trust 2006-HQ8	5.647%	3/12/44	4,875	5,215
3	Morgan Stanley Capital I Trust 2006-HQ9	5.773%	7/12/44	4,596	5,019
3	Morgan Stanley Capital I Trust 2006-HQ9	5.793%	7/12/44	4,100	4,386
3	Morgan Stanley Capital I Trust 2006-IQ11	5.829%	10/15/42	6,903	7,305
3	Morgan Stanley Capital I Trust 2006-IQ11	5.833%	10/15/42	700	755
3	Morgan Stanley Capital I Trust 2006-IQ11	5.833%	10/15/42	4,325	4,559
3	Morgan Stanley Capital I Trust 2006-IQ12	5.332%	12/15/43	11,103	12,104
3	Morgan Stanley Capital I Trust 2006-TOP21	5.204%	10/12/52	6,200	6,617
3	Morgan Stanley Capital I Trust 2006-TOP23	5.984%	8/12/41	2,175	2,375
3	Morgan Stanley Capital I Trust 2007-IQ14	5.654%	4/15/49	1,104	1,140
3	Morgan Stanley Capital I Trust 2007-IQ14	5.692%	4/15/49	14,295	15,813
3	Morgan Stanley Capital I Trust 2007-IQ16	5.809%	12/12/49	13,528	15,174
3	Morgan Stanley Capital I Trust 2007-IQ16	6.294%	12/12/49	4,675	5,250
3	Morgan Stanley Capital I Trust 2007-TOP25	5.514%	11/12/49	2,395	2,606
3	Morgan Stanley Capital I Trust 2007-TOP25	5.544%	11/12/49	4,525	4,938
3	Morgan Stanley Capital I Trust 2007-TOP27	5.831%	6/11/42	20,815	23,211
3	Morgan Stanley Capital I Trust 2007-TOP27	5.831%	6/11/42	5,075	5,671
3	Morgan Stanley Capital I Trust 2008-TOP29	6.454%	1/11/43	24,385	28,237
3	Morgan Stanley Capital I Trust 2012-C4	3.244%	3/15/45	7,000	7,160
3	Nissan Auto Receivables 2012-B Owner Trust	0.660%	12/17/18	4,945	4,919

20

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Nissan Auto Receivables 2013-A Owner Trust	0.500%	5/15/17	5,419	5,424
3	Nissan Auto Receivables 2013-A Owner Trust	0.750%	7/15/19	10,750	10,736
3	Nissan Auto Receivables 2013-B Owner Trust	0.840%	11/15/17	2,360	2,360
3	Nissan Auto Receivables 2013-B Owner Trust	1.310%	10/15/19	1,770	1,780
3	Nissan Auto Receivables 2013-C Owner Trust	0.670%	8/15/18	2,800	2,788
3	Nissan Auto Receivables 2013-C Owner Trust	1.300%	6/15/20	1,600	1,605
3	Nissan Auto Receivables 2014-A Owner Trust	0.720%	8/15/18	1,975	1,974
3	Nissan Auto Receivables 2014-A Owner Trust	1.340%	8/17/20	2,250	2,257
6	NRAM Covered Bond LLP	5.625%	6/22/17	33,225	37,140
3	PSE&G Transition Funding LLC Series 2001-1	6.890%	12/15/17	29,052	30,584
6	Royal Bank of Canada	3.125%	4/14/15	9,325	9,531
3	Royal Bank of Canada	0.625%	12/5/16	9,010	9,030
3	Royal Bank of Canada	1.200%	9/19/18	11,315	11,283
3	Royal Bank of Canada	2.000%	10/1/19	20,000	20,221
3	Santander Drive Auto Receivables Trust 2013-1	0.620%	6/15/17	4,413	4,414
3	Santander Drive Auto Receivables Trust 2013-2	0.700%	9/15/17	5,778	5,782
3	Santander Drive Auto Receivables Trust 2013-3	0.700%	10/16/17	3,000	3,001
3	Santander Drive Auto Receivables Trust 2013-4	1.110%	12/15/17	1,750	1,756
3	Santander Drive Auto Receivables Trust 2013-4	0.870%	1/16/18	1,250	1,248
3	Santander Drive Auto Receivables Trust 2013-4	1.590%	10/15/18	2,600	2,608
3	Santander Drive Auto Receivables Trust 2014-2	0.800%	4/16/18	1,375	1,367
3	Santander Drive Auto Receivables Trust 2014-3	0.810%	7/16/18	850	849
3	TIAA Seasoned Commercial Mortgage Trust 2007-C4	5.564%	8/15/39	3,285	3,446
3	Toyota Auto Receivables 2012-A Owner Trust	0.990%	8/15/17	10,815	10,857
3	Toyota Auto Receivables 2013-A Owner Trust	0.550%	1/17/17	1,150	1,150
3	Toyota Auto Receivables 2013-A Owner Trust	0.690%	11/15/18	1,625	1,628
3	Toyota Auto Receivables 2014-A Owner Trust	0.670%	12/15/17	3,825	3,816
3	Toyota Auto Receivables 2014-A Owner Trust	1.180%	6/17/19	1,250	1,251
3	Toyota Auto Receivables 2014-B Owner Trust	0.760%	3/15/18	1,400	1,400
3	Toyota Auto Receivables 2014-B Owner Trust	1.310%	9/16/19	1,125	1,127
3	UBS-Barclays Commercial Mortgage Trust 2013-C5	3.185%	3/10/46	4,636	4,657
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.244%	4/10/46	2,875	2,890
3	UBS-Barclays Commercial Mortgage Trust 2013-C6	3.469%	4/10/46	1,150	1,150
3	USAA Auto Owner Trust 2014-1	0.580%	12/15/17	1,675	1,667
3	USAA Auto Owner Trust 2014-1	0.940%	5/15/19	1,150	1,146
3	Volkswagen Auto Lease Trust	0.800%	4/20/17	1,120	1,119
3	Volkswagen Auto Lease Trust	0.990%	7/20/18	1,120	1,119
3	Volkswagen Auto Loan Enhanced Trust 2012-1	1.150%	7/20/18	12,366	12,425
3	Volkswagen Auto Loan Enhanced Trust 2013-2	0.700%	4/20/18	1,750	1,743
3	Volkswagen Auto Loan Enhanced Trust 2013-2	1.160%	3/20/20	875	863
3	Volkswagen Auto Loan Enhanced Trust 2014-1	0.910%	10/22/18	3,325	3,324
3	Volkswagen Auto Loan Enhanced Trust 2014-1	1.450%	9/21/20	2,775	2,781
3	Wachovia Bank Commercial Mortgage Trust Series
	2004-C15	4.803%	10/15/41	16,811	16,914
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C17	5.083%	3/15/42	15,040	15,325
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C17	5.224%	3/15/42	1,700	1,736
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C19	4.699%	5/15/44	13,569	13,985
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C19	4.750%	5/15/44	1,480	1,538
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C19	4.793%	5/15/44	3,325	3,433
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C20	5.118%	7/15/42	6,148	6,377
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C21	5.414%	10/15/44	1,340	1,401
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C21	5.414%	10/15/44	17,146	17,866
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C22	5.455%	12/15/44	23,040	24,221
3	Wachovia Bank Commercial Mortgage Trust Series
	2005-C22	5.505%	12/15/44	790	837

21

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C25	5.904%	5/15/43	15,015	16,034
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C26	6.170%	6/15/45	1,300	1,421
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C27	5.765%	7/15/45	9,185	9,792
3	Wachovia Bank Commercial Mortgage Trust Series
	2006-C29	5.339%	11/15/48	2,225	2,424
3	Wells Fargo Commercial Mortgage Trust 2012-LC5	2.918%	10/15/45	3,675	3,650
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	2.819%	8/15/50	1,675	1,726
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.477%	8/15/50	1,125	1,161
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	3.817%	8/15/50	3,925	4,078
3	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	550	569
3	WFRBS Commercial Mortgage Trust 2012-C10	2.875%	12/15/45	3,000	2,956
3	WFRBS Commercial Mortgage Trust 2012-C6	3.440%	4/15/45	7,425	7,701
3	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	4,975	5,127
3	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	4,400	4,640
3	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	3,100	3,098
3	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	6,125	6,046
3	WFRBS Commercial Mortgage Trust 2013-C11	3.071%	3/15/45	4,148	4,120
3	WFRBS Commercial Mortgage Trust 2013-C12	3.198%	3/15/48	1,733	1,737
3	WFRBS Commercial Mortgage Trust 2013-C12	3.560%	3/15/48	820	830
3	WFRBS Commercial Mortgage Trust 2013-C13	3.001%	5/15/45	3,436	3,385
3	WFRBS Commercial Mortgage Trust 2013-C13	3.345%	5/15/45	673	670
3	WFRBS Commercial Mortgage Trust 2013-C14	3.337%	6/15/46	6,000	6,059
3	WFRBS Commercial Mortgage Trust 2013-C14	3.488%	6/15/46	3,000	2,991
3	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	1,120	1,180
3	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	4,470	4,791
3	WFRBS Commercial Mortgage Trust 2013-C15	4.358%	8/15/46	1,120	1,187
3	WFRBS Commercial Mortgage Trust 2013-C16	3.223%	9/15/46	2,100	2,210
3	WFRBS Commercial Mortgage Trust 2013-C16	3.963%	9/15/46	1,250	1,340
3	WFRBS Commercial Mortgage Trust 2013-C16	4.415%	9/15/46	1,250	1,364
3	WFRBS Commercial Mortgage Trust 2013-C16	4.668%	9/15/46	2,100	2,288
3	WFRBS Commercial Mortgage Trust 2013-C17	2.921%	12/15/46	1,150	1,192
3	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	1,150	1,204
3	WFRBS Commercial Mortgage Trust 2013-C17	4.023%	12/15/46	1,450	1,537
3	WFRBS Commercial Mortgage Trust 2013-C17	4.255%	12/15/46	1,150	1,208
3	WFRBS Commercial Mortgage Trust 2013-C17	4.788%	12/15/46	1,150	1,226
3	WFRBS Commercial Mortgage Trust 2013-C18	3.027%	12/15/46	1,150	1,201
3	WFRBS Commercial Mortgage Trust 2013-C18	3.651%	12/15/46	2,300	2,414
3	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	5,010	5,362
3	WFRBS Commercial Mortgage Trust 2013-C18	4.387%	12/15/46	575	613
3	WFRBS Commercial Mortgage Trust 2013-C18	4.830%	12/15/46	862	927
3	WFRBS Commercial Mortgage Trust 2013-UBS1	2.927%	3/15/46	2,900	3,014
3	WFRBS Commercial Mortgage Trust 2013-UBS1	3.591%	3/15/46	1,750	1,828
3	WFRBS Commercial Mortgage Trust 2013-UBS1	4.079%	3/15/46	2,350	2,497
3	WFRBS Commercial Mortgage Trust 2013-UBS1	4.788%	3/15/46	575	615
3	WFRBS Commercial Mortgage Trust 2014-C19	1.233%	3/15/47	1,201	1,201
3	WFRBS Commercial Mortgage Trust 2014-C19	3.618%	3/15/47	950	996
3	WFRBS Commercial Mortgage Trust 2014-C19	3.660%	3/15/47	1,250	1,310
3	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	2,825	3,005
3	WFRBS Commercial Mortgage Trust 2014-C19	4.723%	3/15/47	950	1,005
3	WFRBS Commercial Mortgage Trust 2014-C20	3.036%	5/15/47	1,100	1,144
3	WFRBS Commercial Mortgage Trust 2014-C20	3.638%	5/15/47	1,100	1,147
3	WFRBS Commercial Mortgage Trust 2014-C20	3.995%	5/15/47	1,675	1,766
3	WFRBS Commercial Mortgage Trust 2014-C20	4.176%	5/15/47	1,675	1,756
3	WFRBS Commercial Mortgage Trust 2014-LC14	1.193%	3/15/47	2,123	2,122
3	WFRBS Commercial Mortgage Trust 2014-LC14	2.862%	3/15/47	1,120	1,161
3	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	2,800	2,916
3	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	6,720	7,128
3	WFRBS Commercial Mortgage Trust 2014-LC14	4.351%	3/15/47	2,800	2,978
3	World Omni Auto Receivables Trust 2012-B	0.810%	1/15/19	3,367	3,364
3	World Omni Auto Receivables Trust 2013-B	0.830%	8/15/18	1,975	1,964
3	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	825	826

22

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	World Omni Auto Receivables Trust 2014-A	0.940%	4/15/19	2,775	2,773
3	World Omni Auto Receivables Trust 2014-A	1.530%	6/15/20	2,775	2,773
3	World Omni Automobile Lease Securitization Trust
	2013-A	1.100%	12/15/16	2,860	2,872

Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $3,278,190)					3,463,905

Corporate Bonds (25.2%)
Finance (8.3%)
	Banking (5.4%)
	Abbey National Treasury Services plc	4.000%	4/27/16	8,550	9,033
	Abbey National Treasury Services plc	1.375%	3/13/17	9,000	9,037
	Abbey National Treasury Services plc	3.050%	8/23/18	8,275	8,642
	Abbey National Treasury Services plc	4.000%	3/13/24	11,000	11,372
	American Express Bank FSB	6.000%	9/13/17	3,151	3,600
	American Express Centurion Bank	5.950%	6/12/17	2,700	3,054
	American Express Centurion Bank	6.000%	9/13/17	13,425	15,348
	American Express Co.	5.500%	9/12/16	3,125	3,430
	American Express Co.	6.150%	8/28/17	6,279	7,187
	American Express Co.	7.000%	3/19/18	58,992	70,169
	American Express Co.	2.650%	12/2/22	381	371
	American Express Co.	4.050%	12/3/42	940	901
3	American Express Co.	6.800%	9/1/66	5,415	5,943
	American Express Credit Corp.	2.750%	9/15/15	750	770
	American Express Credit Corp.	2.800%	9/19/16	36,860	38,372
	American Express Credit Corp.	2.375%	3/24/17	2,690	2,783
	American Express Credit Corp.	1.125%	6/5/17	18,600	18,591
	American Express Credit Corp.	2.125%	7/27/18	875	889
	American Express Credit Corp.	2.125%	3/18/19	5,400	5,426
	Associates Corp. of North America	6.950%	11/1/18	111	132
	Australia & New Zealand Banking Group Ltd.	0.900%	2/12/16	8,350	8,392
	Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	6,885	6,924
	Australia & New Zealand Banking Group Ltd.	1.250%	6/13/17	5,675	5,682
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,590	4,659
	Australia & New Zealand Banking Group Ltd.	2.250%	6/13/19	16,300	16,332
	Bancolombia SA	4.250%	1/12/16	11,910	12,446
	Bancolombia SA	5.950%	6/3/21	5,725	6,324
	Bank of America Corp.	4.750%	8/1/15	245	256
	Bank of America Corp.	3.700%	9/1/15	4,250	4,393
	Bank of America Corp.	1.500%	10/9/15	8,625	8,699
	Bank of America Corp.	5.250%	12/1/15	4,375	4,611
	Bank of America Corp.	1.250%	1/11/16	10,425	10,504
	Bank of America Corp.	3.625%	3/17/16	11,200	11,690
	Bank of America Corp.	3.750%	7/12/16	10,525	11,069
	Bank of America Corp.	6.500%	8/1/16	27,700	30,685
	Bank of America Corp.	5.750%	8/15/16	12,495	13,630
	Bank of America Corp.	5.625%	10/14/16	6,370	6,988
	Bank of America Corp.	1.350%	11/21/16	5,200	5,214
	Bank of America Corp.	5.420%	3/15/17	14,300	15,730
	Bank of America Corp.	3.875%	3/22/17	13,450	14,328
	Bank of America Corp.	6.000%	9/1/17	2,560	2,888
	Bank of America Corp.	5.750%	12/1/17	14,985	16,919
	Bank of America Corp.	2.000%	1/11/18	30,750	30,950
	Bank of America Corp.	5.650%	5/1/18	59,775	67,731
	Bank of America Corp.	2.600%	1/15/19	37,750	38,189
	Bank of America Corp.	2.650%	4/1/19	7,205	7,302
	Bank of America Corp.	7.625%	6/1/19	32,370	39,960
	Bank of America Corp.	5.625%	7/1/20	55,165	63,486
	Bank of America Corp.	5.875%	1/5/21	2,800	3,268
	Bank of America Corp.	5.000%	5/13/21	7,750	8,647
	Bank of America Corp.	5.700%	1/24/22	25,900	29,965
	Bank of America Corp.	3.300%	1/11/23	24,480	24,098
	Bank of America Corp.	4.125%	1/22/24	28,806	29,612
	Bank of America Corp.	4.000%	4/1/24	14,525	14,838

23

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Bank of America Corp.	6.110%	1/29/37	5,575	6,422
Bank of America Corp.	5.875%	2/7/42	19,274	22,785
Bank of America Corp.	5.000%	1/21/44	27,125	28,727
Bank of America Corp.	4.875%	4/1/44	7,025	7,277
Bank of America NA	1.125%	11/14/16	8,500	8,505
Bank of America NA	5.300%	3/15/17	17,335	19,062
Bank of America NA	6.100%	6/15/17	15,575	17,544
Bank of America NA	6.000%	10/15/36	8,325	10,082
Bank of Montreal	0.800%	11/6/15	7,825	7,862
Bank of Montreal	1.300%	7/15/16	7,950	8,044
Bank of Montreal	2.500%	1/11/17	18,460	19,209
Bank of Montreal	1.400%	9/11/17	1,675	1,682
Bank of Montreal	1.450%	4/9/18	350	347
Bank of Montreal	2.375%	1/25/19	6,575	6,703
Bank of Montreal	2.550%	11/6/22	13,975	13,510
Bank of New York Mellon Corp.	2.300%	7/28/16	4,673	4,818
Bank of New York Mellon Corp.	2.400%	1/17/17	19,960	20,659
Bank of New York Mellon Corp.	1.969%	6/20/17	6,900	7,052
Bank of New York Mellon Corp.	1.300%	1/25/18	3,250	3,231
Bank of New York Mellon Corp.	2.100%	1/15/19	30,076	30,247
Bank of New York Mellon Corp.	2.200%	3/4/19	6,643	6,693
Bank of New York Mellon Corp.	5.450%	5/15/19	5,245	6,020
Bank of New York Mellon Corp.	4.600%	1/15/20	5,775	6,452
Bank of New York Mellon Corp.	3.550%	9/23/21	5,370	5,627
Bank of New York Mellon Corp.	3.650%	2/4/24	1,800	1,855
Bank of New York Mellon Corp.	3.950%	11/18/25	6,525	6,834
Bank of Nova Scotia	2.050%	10/7/15	500	510
Bank of Nova Scotia	0.750%	10/9/15	13,050	13,093
Bank of Nova Scotia	2.900%	3/29/16	250	260
Bank of Nova Scotia	1.375%	7/15/16	27,850	28,197
Bank of Nova Scotia	1.100%	12/13/16	12,000	12,029
Bank of Nova Scotia	2.550%	1/12/17	12,010	12,449
Bank of Nova Scotia	1.375%	12/18/17	9,925	9,910
Bank of Nova Scotia	2.050%	10/30/18	16,825	16,923
Bank of Nova Scotia	2.050%	6/5/19	7,600	7,579
Bank of Nova Scotia	4.375%	1/13/21	1,400	1,554
Bank One Capital III	8.750%	9/1/30	1,775	2,413
Bank One Corp.	7.625%	10/15/26	2,055	2,692
Bank One Corp.	8.000%	4/29/27	2,500	3,418
Barclays Bank plc	5.000%	9/22/16	12,000	13,076
Barclays Bank plc	2.500%	2/20/19	7,000	7,099
Barclays Bank plc	6.750%	5/22/19	9,550	11,514
Barclays Bank plc	5.125%	1/8/20	21,725	24,504
Barclays Bank plc	5.140%	10/14/20	1,530	1,681
Barclays Bank plc	3.750%	5/15/24	5,300	5,329
BB&T Corp.	5.200%	12/23/15	6,177	6,560
BB&T Corp.	3.200%	3/15/16	4,018	4,178
BB&T Corp.	3.950%	4/29/16	750	794
BB&T Corp.	2.150%	3/22/17	6,145	6,287
BB&T Corp.	4.900%	6/30/17	1,225	1,341
BB&T Corp.	1.600%	8/15/17	4,375	4,407
BB&T Corp.	1.450%	1/12/18	3,875	3,850
BB&T Corp.	2.050%	6/19/18	11,805	11,914
BB&T Corp.	2.250%	2/1/19	3,125	3,156
BB&T Corp.	6.850%	4/30/19	3,754	4,566
BB&T Corp.	5.250%	11/1/19	5,240	5,949
BBVA US Senior SAU	4.664%	10/9/15	19,400	20,267
Bear Stearns Cos. LLC	5.300%	10/30/15	6,540	6,927
Bear Stearns Cos. LLC	5.550%	1/22/17	21,150	23,299
Bear Stearns Cos. LLC	6.400%	10/2/17	19,730	22,714
Bear Stearns Cos. LLC	7.250%	2/1/18	24,938	29,599
Bear Stearns Cos. LLC	4.650%	7/2/18	1,650	1,817
BNP Paribas SA	3.600%	2/23/16	15,275	15,919
BNP Paribas SA	1.250%	12/12/16	13,850	13,863

24

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	BNP Paribas SA	2.375%	9/14/17	20,520	20,988
	BNP Paribas SA	2.700%	8/20/18	4,275	4,371
	BNP Paribas SA	2.400%	12/12/18	12,075	12,188
	BNP Paribas SA	2.450%	3/17/19	3,485	3,510
	BNP Paribas SA	5.000%	1/15/21	32,175	35,799
	BNP Paribas SA	3.250%	3/3/23	650	642
	BPCE SA	1.625%	2/10/17	8,500	8,577
	BPCE SA	2.500%	12/10/18	8,475	8,608
	BPCE SA	4.000%	4/15/24	15,125	15,428
	Branch Banking & Trust Co.	5.625%	9/15/16	5,825	6,391
	Branch Banking & Trust Co.	1.450%	10/3/16	1,173	1,185
	Branch Banking & Trust Co.	1.050%	12/1/16	10,300	10,324
	Branch Banking & Trust Co.	2.300%	10/15/18	8,200	8,342
	Canadian Imperial Bank of Commerce	0.900%	10/1/15	4,450	4,473
	Canadian Imperial Bank of Commerce	2.350%	12/11/15	10,656	10,947
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	5,600	5,673
	Capital One Bank USA NA	1.150%	11/21/16	2,750	2,760
	Capital One Bank USA NA	1.300%	6/5/17	6,650	6,646
	Capital One Bank USA NA	2.150%	11/21/18	4,700	4,728
	Capital One Bank USA NA	2.250%	2/13/19	10,000	10,062
	Capital One Bank USA NA	2.300%	6/5/19	10,500	10,530
	Capital One Bank USA NA	8.800%	7/15/19	5,975	7,726
	Capital One Bank USA NA	3.375%	2/15/23	19,455	19,242
	Capital One Financial Corp.	3.150%	7/15/16	15,300	15,957
	Capital One Financial Corp.	6.150%	9/1/16	8,034	8,890
	Capital One Financial Corp.	6.750%	9/15/17	9,900	11,501
	Capital One Financial Corp.	2.450%	4/24/19	3,300	3,326
	Capital One Financial Corp.	4.750%	7/15/21	8,025	8,908
	Capital One Financial Corp.	3.500%	6/15/23	3,657	3,670
	Capital One Financial Corp.	3.750%	4/24/24	5,100	5,157
3,6	Citicorp Lease Pass-Through Trust 1999-1	8.040%	12/15/19	14,225	17,020
	Citigroup Inc.	2.250%	8/7/15	11,575	11,764
	Citigroup Inc.	4.587%	12/15/15	1,325	1,396
	Citigroup Inc.	5.300%	1/7/16	19,120	20,362
	Citigroup Inc.	1.250%	1/15/16	550	553
	Citigroup Inc.	1.300%	4/1/16	7,000	7,041
	Citigroup Inc.	3.953%	6/15/16	11,050	11,656
	Citigroup Inc.	1.700%	7/25/16	10,475	10,598
	Citigroup Inc.	5.850%	8/2/16	550	602
	Citigroup Inc.	1.300%	11/15/16	4,475	4,482
	Citigroup Inc.	4.450%	1/10/17	22,895	24,671
	Citigroup Inc.	5.500%	2/15/17	9,145	10,053
	Citigroup Inc.	1.350%	3/10/17	5,000	4,996
	Citigroup Inc.	6.000%	8/15/17	23,178	26,206
	Citigroup Inc.	6.125%	11/21/17	23,890	27,291
	Citigroup Inc.	1.750%	5/1/18	15,550	15,442
	Citigroup Inc.	6.125%	5/15/18	22,570	26,009
	Citigroup Inc.	2.500%	9/26/18	28,363	28,787
	Citigroup Inc.	2.550%	4/8/19	16,725	16,846
	Citigroup Inc.	8.500%	5/22/19	28,902	36,986
	Citigroup Inc.	5.375%	8/9/20	32,276	36,987
	Citigroup Inc.	4.500%	1/14/22	25,474	27,633
	Citigroup Inc.	4.050%	7/30/22	5,075	5,183
	Citigroup Inc.	3.375%	3/1/23	12,875	12,828
	Citigroup Inc.	3.500%	5/15/23	4,557	4,440
	Citigroup Inc.	3.875%	10/25/23	3,981	4,063
	Citigroup Inc.	5.500%	9/13/25	15,475	17,251
	Citigroup Inc.	6.625%	6/15/32	4,015	4,813
	Citigroup Inc.	5.875%	2/22/33	17,845	19,789
	Citigroup Inc.	6.000%	10/31/33	7,370	8,284
	Citigroup Inc.	5.850%	12/11/34	3,069	3,546
	Citigroup Inc.	6.125%	8/25/36	15,175	17,442
	Citigroup Inc.	6.875%	3/5/38	10,070	13,228
	Citigroup Inc.	8.125%	7/15/39	15,665	23,509

25

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup Inc.	5.875%	1/30/42	10,005	11,897
	Citigroup Inc.	6.675%	9/13/43	10,000	12,322
	Citigroup Inc.	5.300%	5/6/44	13,725	14,226
	Comerica Bank	5.750%	11/21/16	10,775	11,929
	Comerica Bank	5.200%	8/22/17	4,600	5,099
	Comerica Inc.	4.800%	5/1/15	3,225	3,331
	Comerica Inc.	2.125%	5/23/19	1,000	998
	Commonwealth Bank of Australia	1.950%	3/16/15	12,625	12,766
	Commonwealth Bank of Australia	1.250%	9/18/15	11,075	11,172
	Commonwealth Bank of Australia	1.900%	9/18/17	4,200	4,266
	Commonwealth Bank of Australia	2.500%	9/20/18	2,425	2,492
	Commonwealth Bank of Australia	2.250%	3/13/19	3,000	3,027
	Compass Bank	6.400%	10/1/17	1,875	2,088
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.125%	10/13/15	5,050	5,156
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375%	1/19/17	28,740	30,421
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	1.700%	3/19/18	12,050	12,063
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	2.250%	1/14/19	18,000	18,211
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.500%	1/11/21	20,475	22,494
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.875%	2/8/22	23,570	24,940
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.950%	11/9/22	10,400	10,568
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.625%	12/1/23	4,250	4,496
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.250%	5/24/41	7,170	8,016
	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	5.750%	12/1/43	4,375	5,034
3	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	8.400%	11/29/49	125	140
	Countrywide Financial Corp.	6.250%	5/15/16	1,900	2,074
	Credit Suisse	1.375%	5/26/17	2,975	2,982
	Credit Suisse	6.000%	2/15/18	23,500	26,738
	Credit Suisse	2.300%	5/28/19	2,275	2,274
	Credit Suisse	5.300%	8/13/19	12,675	14,454
	Credit Suisse	5.400%	1/14/20	4,636	5,205
	Credit Suisse	4.375%	8/5/20	17,492	19,077
	Credit Suisse USA Inc.	5.125%	8/15/15	26,780	28,157
	Credit Suisse USA Inc.	5.375%	3/2/16	175	188
	Credit Suisse USA Inc.	7.125%	7/15/32	9,079	12,440
	Deutsche Bank AG	3.250%	1/11/16	20,525	21,281
	Deutsche Bank AG	1.400%	2/13/17	1,625	1,632
	Deutsche Bank AG	1.350%	5/30/17	10,100	10,094
	Deutsche Bank AG	6.000%	9/1/17	17,281	19,650
	Deutsche Bank AG	2.500%	2/13/19	10,500	10,694
	Deutsche Bank AG	3.700%	5/30/24	11,375	11,400
3	Deutsche Bank AG	4.296%	5/24/28	14,725	14,467
	Discover Bank	2.000%	2/21/18	9,600	9,651
	Discover Bank	4.200%	8/8/23	12,275	12,926
	Discover Bank	4.250%	3/13/26	2,150	2,234
	Discover Financial Services	6.450%	6/12/17	1,825	2,074
	Discover Financial Services	5.200%	4/27/22	917	1,019
	Discover Financial Services	3.850%	11/21/22	9,195	9,351
	Fifth Third Bancorp	3.625%	1/25/16	16,750	17,474
	Fifth Third Bancorp	5.450%	1/15/17	10,255	11,245
	Fifth Third Bancorp	4.500%	6/1/18	1,535	1,676
	Fifth Third Bancorp	3.500%	3/15/22	1,825	1,882
	Fifth Third Bancorp	4.300%	1/16/24	3,000	3,126
	Fifth Third Bancorp	8.250%	3/1/38	6,050	8,858
	Fifth Third Bank	1.150%	11/18/16	2,975	2,983
	Fifth Third Bank	1.350%	6/1/17	3,700	3,705
	Fifth Third Bank	2.375%	4/25/19	7,500	7,575
	First Horizon National Corp.	5.375%	12/15/15	13,850	14,646
	First Niagara Financial Group Inc.	6.750%	3/19/20	1,675	1,934
	FirstMerit Corp.	4.350%	2/4/23	2,250	2,343
	Goldman Sachs Capital I	6.345%	2/15/34	10,255	11,659
	Goldman Sachs Group Inc.	3.700%	8/1/15	17,650	18,208
	Goldman Sachs Group Inc.	1.600%	11/23/15	6,475	6,544
	Goldman Sachs Group Inc.	5.350%	1/15/16	23,620	25,217
	Goldman Sachs Group Inc.	3.625%	2/7/16	24,960	26,030

26

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Goldman Sachs Group Inc.	5.750%	10/1/16	4,650	5,121
Goldman Sachs Group Inc.	5.625%	1/15/17	20,135	22,128
Goldman Sachs Group Inc.	6.250%	9/1/17	20,975	23,906
Goldman Sachs Group Inc.	5.950%	1/18/18	31,610	35,918
Goldman Sachs Group Inc.	2.375%	1/22/18	20,300	20,631
Goldman Sachs Group Inc.	6.150%	4/1/18	32,143	36,833
Goldman Sachs Group Inc.	2.900%	7/19/18	13,375	13,768
Goldman Sachs Group Inc.	2.625%	1/31/19	10,000	10,140
Goldman Sachs Group Inc.	7.500%	2/15/19	22,890	27,930
Goldman Sachs Group Inc.	5.375%	3/15/20	38,680	43,765
Goldman Sachs Group Inc.	6.000%	6/15/20	29,842	34,796
Goldman Sachs Group Inc.	5.250%	7/27/21	7,500	8,418
Goldman Sachs Group Inc.	5.750%	1/24/22	47,619	55,079
Goldman Sachs Group Inc.	3.625%	1/22/23	25,325	25,310
Goldman Sachs Group Inc.	4.000%	3/3/24	24,500	24,906
Goldman Sachs Group Inc.	3.850%	7/8/24	6,000	5,992
Goldman Sachs Group Inc.	5.950%	1/15/27	15,781	17,836
Goldman Sachs Group Inc.	6.125%	2/15/33	17,611	21,065
Goldman Sachs Group Inc.	6.450%	5/1/36	16,045	18,571
Goldman Sachs Group Inc.	6.750%	10/1/37	30,341	36,219
Goldman Sachs Group Inc.	6.250%	2/1/41	19,292	23,430
Goldman Sachs Group Inc.	4.800%	7/8/44	12,350	12,290
HSBC Bank USA NA	6.000%	8/9/17	775	872
HSBC Bank USA NA	4.875%	8/24/20	15,615	17,358
HSBC Bank USA NA	5.875%	11/1/34	3,850	4,607
HSBC Bank USA NA	5.625%	8/15/35	1,645	1,915
HSBC Holdings plc	5.100%	4/5/21	38,815	44,112
HSBC Holdings plc	4.875%	1/14/22	475	533
HSBC Holdings plc	4.000%	3/30/22	13,231	14,117
HSBC Holdings plc	4.250%	3/14/24	10,600	10,954
HSBC Holdings plc	7.625%	5/17/32	925	1,223
HSBC Holdings plc	7.350%	11/27/32	2,040	2,630
HSBC Holdings plc	6.500%	5/2/36	26,720	32,533
HSBC Holdings plc	6.500%	9/15/37	17,950	21,989
HSBC Holdings plc	6.800%	6/1/38	16,510	21,037
HSBC Holdings plc	6.100%	1/14/42	970	1,215
HSBC Holdings plc	5.250%	3/14/44	10,000	10,724
HSBC USA Inc.	1.300%	6/23/17	5,000	5,010
HSBC USA Inc.	1.625%	1/16/18	14,500	14,488
HSBC USA Inc.	2.250%	6/23/19	4,700	4,709
HSBC USA Inc.	5.000%	9/27/20	6,000	6,638
HSBC USA Inc.	3.500%	6/23/24	5,400	5,403
Huntington Bancshares Inc.	7.000%	12/15/20	4,200	5,088
Huntington National Bank	1.350%	8/2/16	1,125	1,133
Huntington National Bank	1.300%	11/20/16	4,525	4,543
Huntington National Bank	1.375%	4/24/17	1,000	1,002
Intesa Sanpaolo SPA	3.125%	1/15/16	13,850	14,222
Intesa Sanpaolo SPA	2.375%	1/13/17	9,025	9,171
Intesa Sanpaolo SPA	3.875%	1/16/18	10,350	10,901
Intesa Sanpaolo SPA	3.875%	1/15/19	9,500	9,978
Intesa Sanpaolo SPA	5.250%	1/12/24	11,975	13,078
JPMorgan Chase & Co.	3.400%	6/24/15	31,975	32,898
JPMorgan Chase & Co.	5.150%	10/1/15	5,165	5,434
JPMorgan Chase & Co.	1.100%	10/15/15	17,975	18,053
JPMorgan Chase & Co.	2.600%	1/15/16	13,500	13,863
JPMorgan Chase & Co.	3.450%	3/1/16	13,900	14,506
JPMorgan Chase & Co.	3.150%	7/5/16	42,950	44,761
JPMorgan Chase & Co.	6.125%	6/27/17	5,760	6,498
JPMorgan Chase & Co.	2.000%	8/15/17	24,750	25,163
JPMorgan Chase & Co.	6.000%	1/15/18	19,820	22,666
JPMorgan Chase & Co.	1.800%	1/25/18	21,041	20,970
JPMorgan Chase & Co.	1.625%	5/15/18	36,025	35,873
JPMorgan Chase & Co.	2.350%	1/28/19	10,000	10,105
JPMorgan Chase & Co.	6.300%	4/23/19	22,995	27,158

27

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	JPMorgan Chase & Co.	4.400%	7/22/20	4,375	4,786
	JPMorgan Chase & Co.	4.250%	10/15/20	11,490	12,417
	JPMorgan Chase & Co.	4.625%	5/10/21	500	549
	JPMorgan Chase & Co.	4.350%	8/15/21	7,350	7,950
	JPMorgan Chase & Co.	4.500%	1/24/22	20,000	21,827
	JPMorgan Chase & Co.	3.250%	9/23/22	17,105	17,137
	JPMorgan Chase & Co.	3.200%	1/25/23	2,934	2,912
	JPMorgan Chase & Co.	3.375%	5/1/23	4,325	4,238
	JPMorgan Chase & Co.	3.875%	2/1/24	4,450	4,576
	JPMorgan Chase & Co.	3.625%	5/13/24	38,075	38,111
	JPMorgan Chase & Co.	6.400%	5/15/38	50,264	63,277
	JPMorgan Chase & Co.	5.500%	10/15/40	30,719	35,108
	JPMorgan Chase & Co.	5.600%	7/15/41	11,745	13,752
	JPMorgan Chase & Co.	5.400%	1/6/42	7,550	8,589
	JPMorgan Chase & Co.	5.625%	8/16/43	11,675	13,135
	JPMorgan Chase & Co.	4.850%	2/1/44	16,700	17,619
	JPMorgan Chase Bank NA	5.875%	6/13/16	4,346	4,754
	JPMorgan Chase Bank NA	6.000%	7/5/17	825	934
	JPMorgan Chase Bank NA	6.000%	10/1/17	5,765	6,552
	KeyBank NA	5.800%	7/1/14	2,825	2,825
	KeyBank NA	4.950%	9/15/15	4,780	5,016
	KeyBank NA	5.450%	3/3/16	6,275	6,747
	KeyBank NA	1.650%	2/1/18	19,265	19,286
	KeyBank NA	6.950%	2/1/28	1,200	1,507
	KeyCorp	5.100%	3/24/21	8,925	10,109
	Lloyds Bank plc	4.875%	1/21/16	3,625	3,853
	Lloyds Bank plc	4.200%	3/28/17	700	754
	Lloyds Bank plc	2.300%	11/27/18	8,850	8,981
	Lloyds Bank plc	6.375%	1/21/21	10,425	12,632
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	5,950	6,911
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	8,450	8,546
3	Manufacturers & Traders Trust Co.	5.585%	12/28/20	75	77
	MBNA Corp.	5.000%	6/15/15	4,775	4,973
	Merrill Lynch & Co. Inc.	6.050%	5/16/16	4,600	4,998
	Merrill Lynch & Co. Inc.	5.700%	5/2/17	5,600	6,211
	Merrill Lynch & Co. Inc.	6.400%	8/28/17	14,646	16,721
	Merrill Lynch & Co. Inc.	6.875%	4/25/18	59,559	70,092
	Merrill Lynch & Co. Inc.	6.500%	7/15/18	1,410	1,639
	Merrill Lynch & Co. Inc.	6.875%	11/15/18	575	687
	Merrill Lynch & Co. Inc.	7.750%	5/14/38	25,153	34,373
	Morgan Stanley	4.000%	7/24/15	3,750	3,882
	Morgan Stanley	5.375%	10/15/15	6,500	6,882
	Morgan Stanley	3.450%	11/2/15	9,325	9,656
	Morgan Stanley	1.750%	2/25/16	5,625	5,705
	Morgan Stanley	3.800%	4/29/16	1,475	1,550
	Morgan Stanley	5.750%	10/18/16	18,920	20,828
	Morgan Stanley	5.450%	1/9/17	15,138	16,673
	Morgan Stanley	4.750%	3/22/17	21,893	23,825
	Morgan Stanley	5.550%	4/27/17	12,570	13,965
	Morgan Stanley	6.250%	8/28/17	2,510	2,855
	Morgan Stanley	5.950%	12/28/17	18,875	21,489
	Morgan Stanley	6.625%	4/1/18	36,185	42,309
	Morgan Stanley	2.125%	4/25/18	29,275	29,561
	Morgan Stanley	2.500%	1/24/19	21,412	21,644
	Morgan Stanley	7.300%	5/13/19	34,619	42,289
	Morgan Stanley	5.625%	9/23/19	45,650	52,523
	Morgan Stanley	5.500%	1/26/20	8,514	9,748
	Morgan Stanley	5.500%	7/24/20	1,245	1,430
	Morgan Stanley	5.750%	1/25/21	24,550	28,538
	Morgan Stanley	5.500%	7/28/21	8,550	9,795
	Morgan Stanley	4.875%	11/1/22	11,625	12,464
	Morgan Stanley	3.750%	2/25/23	22,725	23,055
	Morgan Stanley	4.100%	5/22/23	16,675	16,844
	Morgan Stanley	3.875%	4/29/24	9,600	9,687

28

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Morgan Stanley	5.000%	11/24/25	13,750	14,656
	Morgan Stanley	6.250%	8/9/26	9,825	11,999
	Morgan Stanley	7.250%	4/1/32	7,527	10,037
	Morgan Stanley	6.375%	7/24/42	15,838	19,946
	MUFG Americas Holdings Corp.	3.500%	6/18/22	9,375	9,689
	Murray Street Investment Trust I	4.647%	3/9/17	16,588	17,924
	National Australia Bank Ltd.	1.600%	8/7/15	5,075	5,139
	National Australia Bank Ltd.	0.900%	1/20/16	1,075	1,079
	National Australia Bank Ltd.	1.300%	7/25/16	10,450	10,537
	National Australia Bank Ltd.	2.750%	3/9/17	2,645	2,755
	National Australia Bank Ltd.	2.300%	7/25/18	11,200	11,406
	National Australia Bank Ltd.	3.000%	1/20/23	4,750	4,647
	National Bank of Canada	1.450%	11/7/17	3,250	3,243
	National City Bank	5.800%	6/7/17	1,800	2,027
	National City Corp.	6.875%	5/15/19	1,115	1,331
	Northern Trust Co.	6.500%	8/15/18	1,125	1,319
	Northern Trust Corp.	3.450%	11/4/20	750	797
	Northern Trust Corp.	3.375%	8/23/21	1,675	1,751
	Northern Trust Corp.	3.950%	10/30/25	7,075	7,335
	People's United Bank	4.000%	7/15/24	3,850	3,862
	People's United Financial Inc.	3.650%	12/6/22	2,450	2,449
	PNC Bank NA	0.800%	1/28/16	1,950	1,955
	PNC Bank NA	5.250%	1/15/17	325	357
	PNC Bank NA	4.875%	9/21/17	9,675	10,684
	PNC Bank NA	6.000%	12/7/17	1,050	1,205
	PNC Bank NA	2.250%	7/2/19	5,100	5,120
	PNC Bank NA	2.700%	11/1/22	6,175	5,949
	PNC Bank NA	2.950%	1/30/23	3,075	3,006
	PNC Bank NA	3.800%	7/25/23	13,825	14,304
	PNC Financial Services Group Inc.	2.854%	11/9/22	9,450	9,203
	PNC Financial Services Group Inc.	3.900%	4/29/24	18,100	18,420
	PNC Funding Corp.	5.250%	11/15/15	9,045	9,593
	PNC Funding Corp.	2.700%	9/19/16	2,375	2,464
	PNC Funding Corp.	5.625%	2/1/17	950	1,050
	PNC Funding Corp.	6.700%	6/10/19	6,354	7,685
	PNC Funding Corp.	5.125%	2/8/20	18,175	20,705
	PNC Funding Corp.	4.375%	8/11/20	19,175	21,041
	PNC Funding Corp.	3.300%	3/8/22	12,875	13,126
	Regions Financial Corp.	2.000%	5/15/18	17,350	17,287
	Royal Bank of Canada	0.800%	10/30/15	8,945	8,981
	Royal Bank of Canada	2.625%	12/15/15	13,275	13,700
	Royal Bank of Canada	2.875%	4/19/16	8,420	8,764
	Royal Bank of Canada	2.300%	7/20/16	31,270	32,304
	Royal Bank of Canada	1.250%	6/16/17	20,750	20,793
	Royal Bank of Canada	1.500%	1/16/18	300	302
	Royal Bank of Canada	2.200%	7/27/18	19,850	20,279
	Royal Bank of Scotland Group plc	2.550%	9/18/15	7,825	7,971
	Royal Bank of Scotland Group plc	1.875%	3/31/17	5,000	5,049
	Royal Bank of Scotland Group plc	6.400%	10/21/19	24,230	28,526
	Royal Bank of Scotland NV	4.650%	6/4/18	225	237
6	Royal Bank of Scotland plc	4.875%	8/25/14	1,025	1,031
	Royal Bank of Scotland plc	3.950%	9/21/15	1,015	1,052
	Royal Bank of Scotland plc	4.375%	3/16/16	5,645	5,970
	Royal Bank of Scotland plc	5.625%	8/24/20	13,725	15,708
	Royal Bank of Scotland plc	6.125%	1/11/21	15,250	17,913
	Santander Bank NA	8.750%	5/30/18	1,070	1,298
	Santander Holdings USA Inc.	3.000%	9/24/15	220	225
	Santander Holdings USA Inc.	4.625%	4/19/16	10,075	10,708
	Santander Holdings USA Inc.	3.450%	8/27/18	8,322	8,728

29

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Societe Generale SA	2.750%	10/12/17	9,375	9,718
Societe Generale SA	2.625%	10/1/18	9,000	9,162
State Street Bank & Trust Co.	5.300%	1/15/16	2,975	3,183
State Street Bank & Trust Co.	5.250%	10/15/18	275	311
State Street Corp.	2.875%	3/7/16	7,325	7,604
State Street Corp.	4.956%	3/15/18	5,986	6,567
State Street Corp.	1.350%	5/15/18	9,075	8,984
State Street Corp.	4.375%	3/7/21	400	443
State Street Corp.	3.100%	5/15/23	7,400	7,235
State Street Corp.	3.700%	11/20/23	7,875	8,157
Sumitomo Mitsui Banking Corp.	1.350%	7/18/15	7,980	8,030
Sumitomo Mitsui Banking Corp.	0.900%	1/18/16	625	625
Sumitomo Mitsui Banking Corp.	1.450%	7/19/16	2,900	2,923
Sumitomo Mitsui Banking Corp.	1.300%	1/10/17	3,875	3,883
Sumitomo Mitsui Banking Corp.	1.800%	7/18/17	12,675	12,860
Sumitomo Mitsui Banking Corp.	2.500%	7/19/18	3,325	3,391
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	6,925	7,050
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	5,025	5,017
Sumitomo Mitsui Banking Corp.	3.000%	1/18/23	550	541
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	4,650	4,858
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	9,850	10,268
SunTrust Bank	5.000%	9/1/15	39	41
SunTrust Bank	7.250%	3/15/18	1,000	1,185
SunTrust Bank	2.750%	5/1/23	6,600	6,337
SunTrust Banks Inc.	3.600%	4/15/16	14,400	15,060
SunTrust Banks Inc.	3.500%	1/20/17	10,115	10,694
SunTrust Banks Inc.	6.000%	9/11/17	2,508	2,853
SunTrust Banks Inc.	2.500%	5/1/19	4,000	4,049
Svenska Handelsbanken AB	3.125%	7/12/16	250	262
Svenska Handelsbanken AB	2.875%	4/4/17	21,100	22,072
Svenska Handelsbanken AB	1.625%	3/21/18	5,075	5,063
Svenska Handelsbanken AB	2.500%	1/25/19	9,525	9,720
Svenska Handelsbanken AB	2.250%	6/17/19	10,700	10,756
Toronto-Dominion Bank	2.500%	7/14/16	7,580	7,850
Toronto-Dominion Bank	2.375%	10/19/16	11,200	11,595
Toronto-Dominion Bank	1.125%	5/2/17	550	550
Toronto-Dominion Bank	1.400%	4/30/18	16,665	16,524
Toronto-Dominion Bank	2.625%	9/10/18	16,125	16,668
Toronto-Dominion Bank	2.125%	7/2/19	7,000	6,989
UBS AG	7.000%	10/15/15	2,500	2,685
UBS AG	5.875%	7/15/16	6,025	6,598
UBS AG	7.375%	6/15/17	12,974	14,817
UBS AG	5.875%	12/20/17	30,374	34,766
UBS AG	5.750%	4/25/18	13,142	15,099
UBS AG	4.875%	8/4/20	23,035	25,886
UBS AG	7.750%	9/1/26	500	660
Union Bank NA	5.950%	5/11/16	3,975	4,343
Union Bank NA	1.500%	9/26/16	3,775	3,827
Union Bank NA	2.125%	6/16/17	2,075	2,119
Union Bank NA	2.625%	9/26/18	14,075	14,471
Union Bank NA	2.250%	5/6/19	3,425	3,439
US Bancorp	3.150%	3/4/15	1,475	1,503
US Bancorp	2.450%	7/27/15	650	665
US Bancorp	3.442%	2/1/16	18,300	19,056
US Bancorp	2.200%	11/15/16	9,350	9,636
US Bancorp	1.650%	5/15/17	4,300	4,359
US Bancorp	1.950%	11/15/18	5,525	5,553
US Bancorp	2.200%	4/25/19	13,700	13,788
US Bancorp	4.125%	5/24/21	6,910	7,506
US Bancorp	3.000%	3/15/22	2,100	2,121
US Bancorp	2.950%	7/15/22	10,204	10,008
Vesey Street Investment Trust I	4.404%	9/1/16	1,225	1,307
Wachovia Bank NA	5.000%	8/15/15	672	705
Wachovia Bank NA	6.000%	11/15/17	8,675	9,940

30

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Wachovia Bank NA	5.850%	2/1/37	16,325	20,062
	Wachovia Bank NA	6.600%	1/15/38	15,135	20,418
	Wachovia Corp.	5.625%	10/15/16	13,085	14,413
	Wachovia Corp.	5.750%	6/15/17	28,435	32,139
	Wachovia Corp.	5.750%	2/1/18	4,325	4,926
	Wachovia Corp.	6.605%	10/1/25	3,175	3,894
	Wachovia Corp.	5.500%	8/1/35	11,680	13,104
	Wachovia Corp.	6.550%	10/15/35	7,625	9,344
	Wells Fargo & Co.	1.500%	7/1/15	4,375	4,423
	Wells Fargo & Co.	3.676%	6/15/16	39,025	41,184
	Wells Fargo & Co.	1.250%	7/20/16	1,250	1,260
	Wells Fargo & Co.	5.125%	9/15/16	110	120
	Wells Fargo & Co.	2.625%	12/15/16	34,800	36,096
	Wells Fargo & Co.	2.100%	5/8/17	21,450	21,977
	Wells Fargo & Co.	1.150%	6/2/17	5,700	5,687
	Wells Fargo & Co.	5.625%	12/11/17	24,225	27,527
	Wells Fargo & Co.	1.500%	1/16/18	850	848
	Wells Fargo & Co.	2.150%	1/15/19	5,500	5,543
	Wells Fargo & Co.	2.125%	4/22/19	18,550	18,606
	Wells Fargo & Co.	3.000%	1/22/21	8,725	8,875
	Wells Fargo & Co.	4.600%	4/1/21	18,749	20,903
	Wells Fargo & Co.	3.500%	3/8/22	12,645	13,064
	Wells Fargo & Co.	3.450%	2/13/23	7,243	7,204
	Wells Fargo & Co.	4.125%	8/15/23	8,300	8,640
	Wells Fargo & Co.	4.480%	1/16/24	6,987	7,414
	Wells Fargo & Co.	4.100%	6/3/26	13,100	13,231
	Wells Fargo & Co.	5.375%	2/7/35	13,600	15,745
	Wells Fargo & Co.	5.606%	1/15/44	14,800	16,746
	Wells Fargo Bank NA	5.750%	5/16/16	8,150	8,878
	Wells Fargo Bank NA	5.950%	8/26/36	9,635	12,016
3	Wells Fargo Capital X	5.950%	12/1/86	3,007	3,075
	Westpac Banking Corp.	3.000%	8/4/15	18,010	18,497
	Westpac Banking Corp.	1.125%	9/25/15	9,725	9,798
	Westpac Banking Corp.	0.950%	1/12/16	6,200	6,214
	Westpac Banking Corp.	1.200%	5/19/17	8,500	8,505
	Westpac Banking Corp.	2.000%	8/14/17	4,050	4,113
	Westpac Banking Corp.	1.600%	1/12/18	10,600	10,626
	Westpac Banking Corp.	2.250%	7/30/18	14,625	14,872
	Westpac Banking Corp.	2.250%	1/17/19	11,050	11,165
	Westpac Banking Corp.	4.875%	11/19/19	15,540	17,446
	Zions Bancorporation	4.500%	6/13/23	5,110	5,249
	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	2,675	2,759
	Ameriprise Financial Inc.	5.650%	11/15/15	1,275	1,361
	Ameriprise Financial Inc.	7.300%	6/28/19	3,547	4,386
	Ameriprise Financial Inc.	5.300%	3/15/20	3,942	4,512
	Ameriprise Financial Inc.	4.000%	10/15/23	7,875	8,285
3	Ameriprise Financial Inc.	7.518%	6/1/66	2,575	2,845
	BlackRock Inc.	6.250%	9/15/17	3,375	3,884
	BlackRock Inc.	5.000%	12/10/19	8,098	9,232
	BlackRock Inc.	4.250%	5/24/21	6,515	7,153
	BlackRock Inc.	3.375%	6/1/22	10,800	11,142
	BlackRock Inc.	3.500%	3/18/24	10,000	10,112
	Charles Schwab Corp.	4.450%	7/22/20	7,200	8,010
	Charles Schwab Corp.	3.225%	9/1/22	4,250	4,311
	Eaton Vance Corp.	3.625%	6/15/23	3,075	3,125
6	FMR LLC	7.490%	6/15/19	800	976
	Franklin Resources Inc.	1.375%	9/15/17	1,600	1,603
	Franklin Resources Inc.	4.625%	5/20/20	1,950	2,194
	Franklin Resources Inc.	2.800%	9/15/22	8,650	8,461
	Invesco Finance plc	3.125%	11/30/22	6,725	6,667
	Invesco Finance plc	4.000%	1/30/24	8,225	8,589
	Invesco Finance plc	5.375%	11/30/43	9,975	11,145

31

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Jefferies Group LLC	3.875%	11/9/15	1,225	1,268
	Jefferies Group LLC	5.125%	4/13/18	6,155	6,755
	Jefferies Group LLC	8.500%	7/15/19	8,107	10,138
	Jefferies Group LLC	6.875%	4/15/21	12,275	14,176
	Jefferies Group LLC	5.125%	1/20/23	1,400	1,501
	Jefferies Group LLC	6.450%	6/8/27	2,285	2,576
	Jefferies Group LLC	6.250%	1/15/36	7,350	7,809
	Lazard Group LLC	6.850%	6/15/17	8,425	9,634
	Legg Mason Inc.	5.500%	5/21/19	2,550	2,920
	Legg Mason Inc.	2.700%	7/15/19	950	957
	Legg Mason Inc.	3.950%	7/15/24	2,250	2,270
	Legg Mason Inc.	5.625%	1/15/44	7,200	7,784
	Leucadia National Corp.	5.500%	10/18/23	5,000	5,270
	Leucadia National Corp.	6.625%	10/23/43	2,725	2,911
	Nomura Holdings Inc.	2.000%	9/13/16	16,700	16,943
	Nomura Holdings Inc.	2.750%	3/19/19	15,100	15,321
	Nomura Holdings Inc.	6.700%	3/4/20	8,300	9,977
	Raymond James Financial Inc.	4.250%	4/15/16	1,975	2,087
	TD Ameritrade Holding Corp.	5.600%	12/1/19	2,425	2,815
	Finance Companies (0.7%)
	Air Lease Corp.	4.500%	1/15/16	5,000	5,238
	Air Lease Corp.	5.625%	4/1/17	7,000	7,674
	Air Lease Corp.	3.375%	1/15/19	21,700	22,324
	Air Lease Corp.	4.750%	3/1/20	7,700	8,316
	Air Lease Corp.	3.875%	4/1/21	3,675	3,744
	Ares Capital Corp.	4.875%	11/30/18	8,425	8,959
	Block Financial LLC	5.500%	11/1/22	50	55
	Fifth Street Finance Corp.	4.875%	3/1/19	9,086	9,468
	GATX Corp.	1.250%	3/4/17	500	498
	GATX Corp.	2.500%	7/30/19	1,000	1,002
	GATX Corp.	4.750%	6/15/22	4,600	4,949
	GATX Corp.	5.200%	3/15/44	2,000	2,132
3	GE Capital Trust I	6.375%	11/15/67	10,600	11,793
	General Electric Capital Corp.	1.625%	7/2/15	9,650	9,770
	General Electric Capital Corp.	4.375%	9/21/15	17,100	17,887
	General Electric Capital Corp.	2.250%	11/9/15	24,864	25,428
	General Electric Capital Corp.	1.000%	12/11/15	2,975	2,996
	General Electric Capital Corp.	5.000%	1/8/16	225	240
	General Electric Capital Corp.	2.950%	5/9/16	37,701	39,307
	General Electric Capital Corp.	1.500%	7/12/16	11,375	11,537
	General Electric Capital Corp.	3.350%	10/17/16	4,234	4,461
	General Electric Capital Corp.	2.900%	1/9/17	7,654	7,999
	General Electric Capital Corp.	5.400%	2/15/17	18,850	20,925
	General Electric Capital Corp.	2.300%	4/27/17	21,900	22,615
	General Electric Capital Corp.	1.250%	5/15/17	4,100	4,110
	General Electric Capital Corp.	5.625%	9/15/17	21,988	24,885
	General Electric Capital Corp.	1.600%	11/20/17	7,550	7,595
	General Electric Capital Corp.	1.625%	4/2/18	19,700	19,733
	General Electric Capital Corp.	5.625%	5/1/18	21,904	25,069
	General Electric Capital Corp.	2.300%	1/14/19	17,500	17,803
	General Electric Capital Corp.	6.000%	8/7/19	13,880	16,439
	General Electric Capital Corp.	2.100%	12/11/19	2,675	2,674
	General Electric Capital Corp.	5.500%	1/8/20	19,664	22,775
	General Electric Capital Corp.	5.550%	5/4/20	13,700	15,917
	General Electric Capital Corp.	4.375%	9/16/20	700	772
	General Electric Capital Corp.	4.625%	1/7/21	9,300	10,337
	General Electric Capital Corp.	5.300%	2/11/21	14,775	16,804
	General Electric Capital Corp.	4.650%	10/17/21	24,173	26,844
	General Electric Capital Corp.	3.150%	9/7/22	1,650	1,657
	General Electric Capital Corp.	3.100%	1/9/23	30,850	30,591
	General Electric Capital Corp.	3.450%	5/15/24	2,000	2,001
	General Electric Capital Corp.	6.750%	3/15/32	48,146	63,431
	General Electric Capital Corp.	6.150%	8/7/37	23,065	28,491

32

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	5.875%	1/14/38	53,182	64,244
	General Electric Capital Corp.	6.875%	1/10/39	32,590	43,948
3	General Electric Capital Corp.	6.375%	11/15/67	9,930	11,047
3	HSBC Finance Capital Trust IX	5.911%	11/30/35	2,125	2,213
	HSBC Finance Corp.	5.500%	1/19/16	4,121	4,412
	HSBC Finance Corp.	6.676%	1/15/21	35,149	42,018
6	International Lease Finance Corp.	6.500%	9/1/14	170	171
6	International Lease Finance Corp.	6.750%	9/1/16	33,065	36,371
6	International Lease Finance Corp.	7.125%	9/1/18	9,740	11,274
	Prospect Capital Corp.	5.000%	7/15/19	4,100	4,216
	Prospect Capital Corp.	5.875%	3/15/23	1,375	1,426
	Insurance (1.3%)
	ACE Capital Trust II	9.700%	4/1/30	2,089	3,092
	ACE INA Holdings Inc.	2.600%	11/23/15	9,455	9,708
	ACE INA Holdings Inc.	5.700%	2/15/17	2,948	3,290
	ACE INA Holdings Inc.	5.800%	3/15/18	1,256	1,439
	ACE INA Holdings Inc.	5.900%	6/15/19	2,575	3,018
	ACE INA Holdings Inc.	2.700%	3/13/23	3,500	3,390
	ACE INA Holdings Inc.	3.350%	5/15/24	3,500	3,522
	ACE INA Holdings Inc.	6.700%	5/15/36	1,040	1,397
	ACE INA Holdings Inc.	4.150%	3/13/43	2,565	2,514
	AEGON Funding Co. LLC	5.750%	12/15/20	12,100	14,132
	Aetna Inc.	1.750%	5/15/17	1,600	1,618
	Aetna Inc.	1.500%	11/15/17	4,925	4,938
	Aetna Inc.	6.500%	9/15/18	2,175	2,572
	Aetna Inc.	4.125%	6/1/21	350	379
	Aetna Inc.	2.750%	11/15/22	8,150	7,875
	Aetna Inc.	6.625%	6/15/36	9,373	12,100
	Aetna Inc.	6.750%	12/15/37	6,055	7,994
	Aetna Inc.	4.500%	5/15/42	2,653	2,691
	Aetna Inc.	4.125%	11/15/42	1,668	1,604
	Aetna Inc.	4.750%	3/15/44	3,225	3,383
	Aflac Inc.	2.650%	2/15/17	7,520	7,814
	Aflac Inc.	8.500%	5/15/19	950	1,224
	Aflac Inc.	4.000%	2/15/22	3,525	3,770
	Aflac Inc.	6.900%	12/17/39	725	965
	Aflac Inc.	6.450%	8/15/40	4,998	6,331
	AIG Life Holdings Inc.	8.500%	7/1/30	2,200	2,956
	Alleghany Corp.	5.625%	9/15/20	1,700	1,920
	Alleghany Corp.	4.950%	6/27/22	3,550	3,879
	Allied World Assurance Co. Ltd.	7.500%	8/1/16	15,503	17,429
	Allstate Corp.	3.150%	6/15/23	9,850	9,878
	Allstate Corp.	5.350%	6/1/33	1,354	1,556
	Allstate Corp.	5.550%	5/9/35	2,606	3,083
	Allstate Corp.	5.950%	4/1/36	53	66
	Allstate Corp.	4.500%	6/15/43	6,150	6,351
3	Allstate Corp.	5.750%	8/15/53	4,000	4,295
3	Allstate Corp.	6.125%	5/15/67	1,431	1,529
3	Allstate Corp.	6.500%	5/15/67	4,475	4,872
	Alterra Finance LLC	6.250%	9/30/20	2,000	2,317
	American Financial Group Inc.	9.875%	6/15/19	8,114	10,571
	American International Group Inc.	2.375%	8/24/15	900	916
	American International Group Inc.	5.050%	10/1/15	3,600	3,795
	American International Group Inc.	4.875%	9/15/16	8,928	9,652
	American International Group Inc.	5.600%	10/18/16	6,300	6,931
	American International Group Inc.	3.800%	3/22/17	11,575	12,371
	American International Group Inc.	5.450%	5/18/17	7,445	8,305
	American International Group Inc.	5.850%	1/16/18	16,457	18,792
	American International Group Inc.	8.250%	8/15/18	13,825	17,174
	American International Group Inc.	3.375%	8/15/20	6,450	6,700
	American International Group Inc.	6.400%	12/15/20	19,640	23,710
	American International Group Inc.	4.875%	6/1/22	9,000	10,031
	American International Group Inc.	4.125%	2/15/24	7,375	7,759

33

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	American International Group Inc.	6.250%	5/1/36	8,410	10,590
	American International Group Inc.	6.820%	11/15/37	955	1,275
3	American International Group Inc.	8.175%	5/15/68	23,333	32,193
3	American International Group Inc.	6.250%	3/15/87	4,660	5,213
	Aon Corp.	3.500%	9/30/15	5,680	5,875
	Aon Corp.	5.000%	9/30/20	13,410	15,041
	Aon Corp.	8.205%	1/1/27	1,669	2,127
	Aon Corp.	6.250%	9/30/40	3,550	4,430
	Aon plc	3.500%	6/14/24	5,425	5,383
	Aon plc	4.450%	5/24/43	1,900	1,849
	Aon plc	4.600%	6/14/44	10,125	10,059
	Arch Capital Group Ltd.	7.350%	5/1/34	4,510	6,155
	Arch Capital Group US Inc.	5.144%	11/1/43	750	810
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	2,075	2,401
	Aspen Insurance Holdings Ltd.	4.650%	11/15/23	11,225	11,654
	Assurant Inc.	4.000%	3/15/23	75	75
	Assurant Inc.	6.750%	2/15/34	5,965	7,060
	AXA SA	8.600%	12/15/30	15,032	20,199
	Axis Specialty Finance LLC	5.875%	6/1/20	9,650	11,081
	AXIS Specialty Finance plc	2.650%	4/1/19	1,000	1,009
	AXIS Specialty Finance plc	5.150%	4/1/45	1,225	1,265
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	150	154
	Berkshire Hathaway Finance Corp.	0.950%	8/15/16	150	151
	Berkshire Hathaway Finance Corp.	1.600%	5/15/17	7,950	8,073
	Berkshire Hathaway Finance Corp.	1.300%	5/15/18	7,075	7,009
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	19,550	22,357
	Berkshire Hathaway Finance Corp.	2.000%	8/15/18	5,900	6,006
	Berkshire Hathaway Finance Corp.	2.900%	10/15/20	4,400	4,527
	Berkshire Hathaway Finance Corp.	4.250%	1/15/21	850	936
	Berkshire Hathaway Finance Corp.	3.000%	5/15/22	13,150	13,239
	Berkshire Hathaway Finance Corp.	5.750%	1/15/40	6,464	7,748
	Berkshire Hathaway Finance Corp.	4.400%	5/15/42	4,575	4,618
	Berkshire Hathaway Finance Corp.	4.300%	5/15/43	4,150	4,122
	Berkshire Hathaway Inc.	0.800%	2/11/16	1,225	1,232
	Berkshire Hathaway Inc.	2.200%	8/15/16	16,825	17,361
	Berkshire Hathaway Inc.	1.900%	1/31/17	200	205
	Berkshire Hathaway Inc.	1.550%	2/9/18	275	276
	Berkshire Hathaway Inc.	3.750%	8/15/21	250	267
	Berkshire Hathaway Inc.	3.000%	2/11/23	10,440	10,429
	Berkshire Hathaway Inc.	4.500%	2/11/43	2,000	2,052
	Chubb Corp.	5.750%	5/15/18	5,750	6,607
	Chubb Corp.	6.000%	5/11/37	5,960	7,494
	Chubb Corp.	6.500%	5/15/38	1,905	2,547
3	Chubb Corp.	6.375%	3/29/67	11,075	12,279
	Cigna Corp.	2.750%	11/15/16	5,010	5,204
	Cigna Corp.	5.125%	6/15/20	6,525	7,382
	Cigna Corp.	4.375%	12/15/20	3,600	3,922
	Cigna Corp.	4.500%	3/15/21	875	957
	Cigna Corp.	4.000%	2/15/22	7,975	8,473
	Cigna Corp.	7.875%	5/15/27	1,325	1,732
	Cigna Corp.	6.150%	11/15/36	3,143	3,884
	Cigna Corp.	5.875%	3/15/41	2,625	3,191
	Cigna Corp.	5.375%	2/15/42	8,121	9,222
	Cincinnati Financial Corp.	6.920%	5/15/28	3,575	4,408
	Cincinnati Financial Corp.	6.125%	11/1/34	2,010	2,299
	CNA Financial Corp.	6.500%	8/15/16	3,625	4,039
	CNA Financial Corp.	7.350%	11/15/19	8,800	10,842
	CNA Financial Corp.	5.875%	8/15/20	3,200	3,740
	CNA Financial Corp.	5.750%	8/15/21	1,100	1,280
	Coventry Health Care Inc.	5.950%	3/15/17	2,250	2,525
	Coventry Health Care Inc.	5.450%	6/15/21	3,175	3,685
	Endurance Specialty Holdings Ltd.	7.000%	7/15/34	6,875	8,269
	Everest Reinsurance Holdings Inc.	4.868%	6/1/44	4,500	4,505
	Fidelity National Financial Inc.	5.500%	9/1/22	150	164

34

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	First American Financial Corp.	4.300%	2/1/23	2,675	2,661
	Genworth Holdings Inc.	8.625%	12/15/16	9,150	10,700
	Genworth Holdings Inc.	6.515%	5/22/18	175	202
	Genworth Holdings Inc.	7.700%	6/15/20	1,150	1,424
	Genworth Holdings Inc.	7.200%	2/15/21	4,325	5,270
	Genworth Holdings Inc.	7.625%	9/24/21	4,220	5,285
	Genworth Holdings Inc.	4.800%	2/15/24	9,325	9,944
	Genworth Holdings Inc.	6.500%	6/15/34	5,675	6,863
	Hartford Financial Services Group Inc.	5.500%	10/15/16	3,075	3,379
	Hartford Financial Services Group Inc.	5.375%	3/15/17	2,600	2,874
	Hartford Financial Services Group Inc.	4.000%	10/15/17	925	998
	Hartford Financial Services Group Inc.	6.300%	3/15/18	6,770	7,830
	Hartford Financial Services Group Inc.	6.000%	1/15/19	3,107	3,601
	Hartford Financial Services Group Inc.	5.125%	4/15/22	1,025	1,165
	Hartford Financial Services Group Inc.	5.950%	10/15/36	2,340	2,817
	Hartford Financial Services Group Inc.	6.100%	10/1/41	2,375	2,950
	Hartford Financial Services Group Inc.	4.300%	4/15/43	6,600	6,387
	HCC Insurance Holdings Inc.	6.300%	11/15/19	3,250	3,803
	Humana Inc.	6.450%	6/1/16	175	193
	Humana Inc.	7.200%	6/15/18	6,405	7,621
	Humana Inc.	6.300%	8/1/18	200	232
	Humana Inc.	3.150%	12/1/22	6,000	5,894
	Humana Inc.	4.625%	12/1/42	4,493	4,447
	Infinity Property & Casualty Corp.	5.000%	9/19/22	1,975	2,066
	Lincoln National Corp.	8.750%	7/1/19	197	255
	Lincoln National Corp.	6.250%	2/15/20	1,000	1,189
	Lincoln National Corp.	4.200%	3/15/22	2,800	2,985
	Lincoln National Corp.	4.000%	9/1/23	5,675	5,894
	Lincoln National Corp.	6.150%	4/7/36	7,200	8,790
	Lincoln National Corp.	7.000%	6/15/40	1,421	1,945
3	Lincoln National Corp.	7.000%	5/17/66	15,300	15,931
3	Lincoln National Corp.	6.050%	4/20/67	700	708
	Loews Corp.	5.250%	3/15/16	3,200	3,443
	Loews Corp.	2.625%	5/15/23	2,075	1,965
	Loews Corp.	6.000%	2/1/35	625	748
	Loews Corp.	4.125%	5/15/43	10,325	9,653
	Manulife Financial Corp.	3.400%	9/17/15	10,500	10,859
	Manulife Financial Corp.	4.900%	9/17/20	14,550	16,045
	Markel Corp.	7.125%	9/30/19	6,625	7,974
	Markel Corp.	4.900%	7/1/22	700	766
	Markel Corp.	3.625%	3/30/23	625	623
	Markel Corp.	5.000%	3/30/43	2,825	2,934
	Marsh & McLennan Cos. Inc.	2.300%	4/1/17	450	461
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	3,225	3,303
	Marsh & McLennan Cos. Inc.	9.250%	4/15/19	6,650	8,694
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	1,720	1,907
	Marsh & McLennan Cos. Inc.	4.050%	10/15/23	4,550	4,790
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	4,500	4,502
	Marsh & McLennan Cos. Inc.	5.875%	8/1/33	2,634	3,083
	MetLife Inc.	5.000%	6/15/15	6,556	6,847
	MetLife Inc.	6.750%	6/1/16	4,755	5,285
	MetLife Inc.	1.756%	12/15/17	4,825	4,873
	MetLife Inc.	6.817%	8/15/18	1,750	2,092
	MetLife Inc.	7.717%	2/15/19	4,771	5,933
	MetLife Inc.	4.750%	2/8/21	4,240	4,737
	MetLife Inc.	3.048%	12/15/22	4,650	4,617
	MetLife Inc.	3.600%	4/10/24	17,600	17,856
	MetLife Inc.	6.500%	12/15/32	2,725	3,532
	MetLife Inc.	6.375%	6/15/34	2,375	3,068
	MetLife Inc.	5.700%	6/15/35	775	933
	MetLife Inc.	5.875%	2/6/41	11,740	14,457
	MetLife Inc.	4.125%	8/13/42	8,970	8,671
	MetLife Inc.	4.875%	11/13/43	5,275	5,694
3	MetLife Inc.	6.400%	12/15/66	19,647	22,078

35

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	MetLife Inc.	10.750%	8/1/69	935	1,482
	Montpelier Re Holdings Ltd.	4.700%	10/15/22	550	568
	Munich Re America Corp.	7.450%	12/15/26	2,350	3,078
3	Nationwide Financial Services Inc.	6.750%	5/15/67	500	518
	Navigators Group Inc.	5.750%	10/15/23	2,000	2,195
	OneBeacon US Holdings Inc.	4.600%	11/9/22	1,700	1,754
	PartnerRe Finance B LLC	5.500%	6/1/20	14,234	16,166
	Primerica Inc.	4.750%	7/15/22	900	979
	Principal Financial Group Inc.	1.850%	11/15/17	1,300	1,306
	Principal Financial Group Inc.	8.875%	5/15/19	1,238	1,600
	Principal Financial Group Inc.	3.300%	9/15/22	2,375	2,371
	Principal Financial Group Inc.	3.125%	5/15/23	3,645	3,557
	Principal Financial Group Inc.	6.050%	10/15/36	4,400	5,324
	Principal Financial Group Inc.	4.625%	9/15/42	2,955	3,008
	Principal Financial Group Inc.	4.350%	5/15/43	968	952
	ProAssurance Corp.	5.300%	11/15/23	1,375	1,489
	Progressive Corp.	3.750%	8/23/21	9,450	10,075
	Progressive Corp.	6.625%	3/1/29	4,600	6,079
	Progressive Corp.	6.250%	12/1/32	25	32
	Progressive Corp.	4.350%	4/25/44	2,700	2,731
3	Progressive Corp.	6.700%	6/15/67	7,050	7,826
	Protective Life Corp.	7.375%	10/15/19	5,005	6,192
	Protective Life Corp.	8.450%	10/15/39	5,810	8,459
	Prudential Financial Inc.	3.875%	1/14/15	15,470	15,756
	Prudential Financial Inc.	4.750%	9/17/15	4,805	5,042
	Prudential Financial Inc.	5.500%	3/15/16	3,773	4,068
	Prudential Financial Inc.	6.000%	12/1/17	4,052	4,639
	Prudential Financial Inc.	7.375%	6/15/19	1,070	1,325
	Prudential Financial Inc.	5.375%	6/21/20	1,955	2,246
	Prudential Financial Inc.	3.500%	5/15/24	8,700	8,690
	Prudential Financial Inc.	5.750%	7/15/33	495	576
	Prudential Financial Inc.	5.400%	6/13/35	9,035	10,168
	Prudential Financial Inc.	5.900%	3/17/36	11,462	13,650
	Prudential Financial Inc.	5.700%	12/14/36	11,293	13,229
	Prudential Financial Inc.	6.625%	12/1/37	253	326
	Prudential Financial Inc.	6.625%	6/21/40	5,325	6,948
	Prudential Financial Inc.	5.625%	5/12/41	268	314
3	Prudential Financial Inc.	5.875%	9/15/42	4,700	5,105
3	Prudential Financial Inc.	5.625%	6/15/43	15,890	17,062
	Prudential Financial Inc.	5.100%	8/15/43	1,700	1,832
3	Prudential Financial Inc.	5.200%	3/15/44	6,025	6,108
	Prudential Financial Inc.	4.600%	5/15/44	11,550	11,623
3	Prudential Financial Inc.	8.875%	6/15/68	725	885
	Reinsurance Group of America Inc.	4.700%	9/15/23	5,825	6,250
3	Reinsurance Group of America Inc.	6.750%	12/15/65	7,150	7,382
	StanCorp Financial Group Inc.	5.000%	8/15/22	1,275	1,356
	Swiss Re Solutions Holding Corp.	7.000%	2/15/26	2,064	2,619
	Torchmark Corp.	6.375%	6/15/16	3,500	3,852
	Torchmark Corp.	3.800%	9/15/22	75	77
	Transatlantic Holdings Inc.	8.000%	11/30/39	9,570	13,169
	Travelers Cos. Inc.	5.500%	12/1/15	1,025	1,096
	Travelers Cos. Inc.	6.250%	6/20/16	2,625	2,906
	Travelers Cos. Inc.	5.750%	12/15/17	3,825	4,364
	Travelers Cos. Inc.	5.800%	5/15/18	150	172
	Travelers Cos. Inc.	5.900%	6/2/19	11,500	13,525
	Travelers Cos. Inc.	3.900%	11/1/20	550	595
	Travelers Cos. Inc.	6.750%	6/20/36	10	14
	Travelers Cos. Inc.	6.250%	6/15/37	5,768	7,457
	Travelers Cos. Inc.	5.350%	11/1/40	2,415	2,829
	Travelers Cos. Inc.	4.600%	8/1/43	14,700	15,526
	Travelers Property Casualty Corp.	6.375%	3/15/33	675	875
	Trinity Acquisition plc	4.625%	8/15/23	3,350	3,466
	Trinity Acquisition plc	6.125%	8/15/43	3,650	4,030
	UnitedHealth Group Inc.	5.375%	3/15/16	200	216

36

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	UnitedHealth Group Inc.	4.700%	2/15/21	2,550	2,848
	UnitedHealth Group Inc.	4.700%	2/15/21	2,550	2,848
	UnitedHealth Group Inc.	2.875%	3/15/22	2,850	2,831
	UnitedHealth Group Inc.	2.750%	2/15/23	5,220	5,062
	UnitedHealth Group Inc.	2.875%	3/15/23	5,000	4,895
	UnitedHealth Group Inc.	5.800%	3/15/36	2,593	3,121
	UnitedHealth Group Inc.	6.500%	6/15/37	1,425	1,852
	UnitedHealth Group Inc.	6.625%	11/15/37	4,025	5,295
	UnitedHealth Group Inc.	6.875%	2/15/38	17,763	23,983
	UnitedHealth Group Inc.	5.700%	10/15/40	170	203
	UnitedHealth Group Inc.	5.950%	2/15/41	2,705	3,338
	UnitedHealth Group Inc.	4.625%	11/15/41	4,780	4,996
	UnitedHealth Group Inc.	4.375%	3/15/42	270	271
	UnitedHealth Group Inc.	3.950%	10/15/42	7,708	7,184
	UnitedHealth Group Inc.	4.250%	3/15/43	8,750	8,563
	Unum Group	7.125%	9/30/16	3,700	4,189
	Unum Group	5.625%	9/15/20	2,200	2,544
	Unum Group	4.000%	3/15/24	2,000	2,059
	Unum Group	5.750%	8/15/42	1,900	2,206
	Validus Holdings Ltd.	8.875%	1/26/40	3,800	5,473
	Voya Financial Inc.	2.900%	2/15/18	8,800	9,117
	Voya Financial Inc.	5.500%	7/15/22	1,050	1,197
	Voya Financial Inc.	5.700%	7/15/43	4,350	5,081
	WellPoint Inc.	1.250%	9/10/15	3,100	3,125
	WellPoint Inc.	5.250%	1/15/16	11,957	12,778
	WellPoint Inc.	5.875%	6/15/17	425	477
	WellPoint Inc.	1.875%	1/15/18	5,400	5,447
	WellPoint Inc.	7.000%	2/15/19	860	1,038
	WellPoint Inc.	4.350%	8/15/20	6,250	6,817
	WellPoint Inc.	3.700%	8/15/21	2,125	2,222
	WellPoint Inc.	3.125%	5/15/22	3,150	3,139
	WellPoint Inc.	3.300%	1/15/23	9,665	9,627
	WellPoint Inc.	5.950%	12/15/34	7,525	8,984
	WellPoint Inc.	5.850%	1/15/36	6,685	7,930
	WellPoint Inc.	6.375%	6/15/37	5,689	7,214
	WellPoint Inc.	4.625%	5/15/42	6,118	6,189
	WellPoint Inc.	4.650%	1/15/43	8,618	8,767
	Willis Group Holdings plc	5.750%	3/15/21	8,551	9,597
	Willis North America Inc.	6.200%	3/28/17	2,495	2,742
	WR Berkley Corp.	5.375%	9/15/20	950	1,068
	WR Berkley Corp.	4.625%	3/15/22	500	537
	XL Group plc	6.375%	11/15/24	525	634
	XL Group plc	6.250%	5/15/27	2,225	2,647
	XLIT Ltd.	2.300%	12/15/18	1,050	1,044
	XLIT Ltd.	5.750%	10/1/21	5,095	5,935
	XLIT Ltd.	5.250%	12/15/43	1,850	2,026
	Other Finance (0.1%)
	CME Group Inc.	3.000%	9/15/22	7,445	7,405
	CME Group Inc.	5.300%	9/15/43	6,875	7,848
	IntercontinentalExchange Group Inc.	2.500%	10/15/18	1,770	1,808
	IntercontinentalExchange Group Inc.	4.000%	10/15/23	5,321	5,598
	Jones Lang LaSalle Inc.	4.400%	11/15/22	825	839
	NASDAQ OMX Group Inc.	5.550%	1/15/20	9,150	10,130
	ORIX Corp.	5.000%	1/12/16	4,835	5,129
	ORIX Corp.	3.750%	3/9/17	7,850	8,285
	XTRA Finance Corp.	5.150%	4/1/17	12,925	14,233
	Real Estate Investment Trusts (0.6%)
	Alexandria Real Estate Equities Inc.	4.600%	4/1/22	5,025	5,312
	Alexandria Real Estate Equities Inc.	3.900%	6/15/23	450	451
	American Campus Communities Operating Partnership
	LP	4.125%	7/1/24	3,200	3,227
6	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	2.000%	2/6/17	8,725	8,765

37

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
6	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	3.000%	2/6/19	8,200	8,246
6	ARC Properties Operating Partnership LP/Clark
	Acquisition LLC	4.600%	2/6/24	6,425	6,563
	Arden Realty LP	5.250%	3/1/15	925	944
	AvalonBay Communities Inc.	5.750%	9/15/16	825	912
	AvalonBay Communities Inc.	2.850%	3/15/23	3,944	3,784
	AvalonBay Communities Inc.	4.200%	12/15/23	1,555	1,645
	BioMed Realty LP	3.850%	4/15/16	5,525	5,778
	BioMed Realty LP	2.625%	5/1/19	1,500	1,509
	Boston Properties LP	3.700%	11/15/18	800	853
	Boston Properties LP	5.875%	10/15/19	20	23
	Boston Properties LP	5.625%	11/15/20	9,225	10,620
	Boston Properties LP	4.125%	5/15/21	3,365	3,595
	Boston Properties LP	3.850%	2/1/23	13,238	13,645
	Boston Properties LP	3.125%	9/1/23	1,550	1,503
	Boston Properties LP	3.800%	2/1/24	7,525	7,607
	Brandywine Operating Partnership LP	5.700%	5/1/17	6,830	7,539
	Brandywine Operating Partnership LP	4.950%	4/15/18	3,325	3,615
	Camden Property Trust	2.950%	12/15/22	4,225	4,079
	Camden Property Trust	4.250%	1/15/24	1,000	1,048
	CBL & Associates LP	5.250%	12/1/23	4,750	5,053
	CommonWealth REIT	6.250%	6/15/17	5,075	5,476
	CommonWealth REIT	5.875%	9/15/20	3,200	3,477
	Corporate Office Properties LP	3.700%	6/15/21	1,325	1,317
	Corporate Office Properties LP	3.600%	5/15/23	2,575	2,465
	CubeSmart LP	4.375%	12/15/23	4,400	4,559
	DCT Industrial Operating Partnership LP	4.500%	10/15/23	700	718
	DDR Corp.	7.875%	9/1/20	5,000	6,333
	DDR Corp.	3.500%	1/15/21	8,525	8,683
	DDR Corp.	4.625%	7/15/22	8,425	9,009
	DDR Corp.	3.375%	5/15/23	8,625	8,368
	Digital Realty Trust LP	4.500%	7/15/15	2,400	2,468
	Digital Realty Trust LP	5.875%	2/1/20	2,000	2,228
	Digital Realty Trust LP	5.250%	3/15/21	9,145	9,803
	Duke Realty LP	5.950%	2/15/17	5,400	6,004
	Duke Realty LP	8.250%	8/15/19	3,700	4,661
	Duke Realty LP	6.750%	3/15/20	1,025	1,224
	Duke Realty LP	3.625%	4/15/23	3,948	3,910
	EPR Properties	5.750%	8/15/22	1,150	1,251
	EPR Properties	5.250%	7/15/23	6,300	6,575
	Equity One Inc.	3.750%	11/15/22	3,000	2,984
	ERP Operating LP	5.250%	9/15/14	1,700	1,717
	ERP Operating LP	5.125%	3/15/16	1,100	1,178
	ERP Operating LP	5.375%	8/1/16	3,125	3,411
	ERP Operating LP	5.750%	6/15/17	2,475	2,793
	ERP Operating LP	4.750%	7/15/20	2,210	2,457
	ERP Operating LP	4.625%	12/15/21	15,335	16,876
	ERP Operating LP	3.000%	4/15/23	2,328	2,271
	ERP Operating LP	4.500%	7/1/44	7,075	7,085
6	Essex Portfolio LP	5.500%	3/15/17	25	28
6	Essex Portfolio LP	3.375%	1/15/23	5,375	5,278
	Essex Portfolio LP	3.250%	5/1/23	1,025	1,000
	Excel Trust LP	4.625%	5/15/24	2,600	2,639
	Federal Realty Investment Trust	3.000%	8/1/22	3,050	3,017
	Federal Realty Investment Trust	2.750%	6/1/23	1,375	1,313
	HCP Inc.	3.750%	2/1/16	24,725	25,846
	HCP Inc.	6.300%	9/15/16	9,415	10,482
	HCP Inc.	6.000%	1/30/17	3,220	3,604
	HCP Inc.	5.625%	5/1/17	100	112
	HCP Inc.	6.700%	1/30/18	1,170	1,366
	HCP Inc.	3.750%	2/1/19	9,525	10,152
	HCP Inc.	2.625%	2/1/20	775	775
	HCP Inc.	5.375%	2/1/21	4,300	4,891

38

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	HCP Inc.	3.150%	8/1/22	700	691
	HCP Inc.	4.250%	11/15/23	1,602	1,663
	HCP Inc.	4.200%	3/1/24	1,700	1,751
	HCP Inc.	6.750%	2/1/41	300	396
	Health Care REIT Inc.	3.625%	3/15/16	2,150	2,249
	Health Care REIT Inc.	6.200%	6/1/16	9,400	10,315
	Health Care REIT Inc.	4.700%	9/15/17	4,000	4,381
	Health Care REIT Inc.	2.250%	3/15/18	4,550	4,620
	Health Care REIT Inc.	4.125%	4/1/19	4,055	4,346
	Health Care REIT Inc.	4.950%	1/15/21	8,610	9,506
	Health Care REIT Inc.	5.250%	1/15/22	6,675	7,460
	Health Care REIT Inc.	3.750%	3/15/23	3,275	3,284
	Health Care REIT Inc.	6.500%	3/15/41	3,400	4,294
	Health Care REIT Inc.	5.125%	3/15/43	3,125	3,332
	Healthcare Realty Trust Inc.	6.500%	1/17/17	3,229	3,628
	Healthcare Realty Trust Inc.	5.750%	1/15/21	2,550	2,882
	Healthcare Realty Trust Inc.	3.750%	4/15/23	425	416
	Healthcare Trust of America Holdings LP	3.375%	7/15/21	2,800	2,799
	Healthcare Trust of America Holdings LP	3.700%	4/15/23	1,500	1,459
	Highwoods Realty LP	3.200%	6/15/21	5,100	5,042
	Hospitality Properties Trust	6.700%	1/15/18	10,375	11,702
	Hospitality Properties Trust	4.500%	6/15/23	750	768
	Hospitality Properties Trust	4.650%	3/15/24	1,175	1,207
	Kilroy Realty LP	5.000%	11/3/15	3,950	4,169
	Kilroy Realty LP	4.800%	7/15/18	10,725	11,654
	Kilroy Realty LP	3.800%	1/15/23	3,025	3,046
	Kimco Realty Corp.	5.783%	3/15/16	1,100	1,189
	Kimco Realty Corp.	5.700%	5/1/17	5,625	6,285
	Kimco Realty Corp.	4.300%	2/1/18	1,630	1,767
	Kimco Realty Corp.	6.875%	10/1/19	3,150	3,791
	Kimco Realty Corp.	3.200%	5/1/21	5,500	5,509
	Kimco Realty Corp.	3.125%	6/1/23	3,300	3,176
	Lexington Realty Trust	4.400%	6/15/24	2,775	2,794
	Liberty Property LP	5.500%	12/15/16	1,875	2,055
	Liberty Property LP	6.625%	10/1/17	2,750	3,157
	Liberty Property LP	4.750%	10/1/20	475	515
	Liberty Property LP	3.375%	6/15/23	1,250	1,217
	Liberty Property LP	4.400%	2/15/24	1,300	1,362
	Mack-Cali Realty LP	2.500%	12/15/17	650	658
	Mack-Cali Realty LP	7.750%	8/15/19	6,525	7,767
	Mack-Cali Realty LP	4.500%	4/18/22	3,550	3,579
	Mid-America Apartments LP	4.300%	10/15/23	1,400	1,459
	Mid-America Apartments LP	3.750%	6/15/24	2,500	2,489
	National Retail Properties Inc.	6.875%	10/15/17	10,350	12,014
	National Retail Properties Inc.	5.500%	7/15/21	2,500	2,849
	National Retail Properties Inc.	3.300%	4/15/23	4,750	4,614
	Omega Healthcare Investors Inc.	6.750%	10/15/22	2,309	2,502
	Omega Healthcare Investors Inc.	5.875%	3/15/24	1,524	1,600
6	Omega Healthcare Investors Inc.	4.950%	4/1/24	3,975	3,985
	Piedmont Operating Partnership LP	3.400%	6/1/23	1,912	1,817
	Piedmont Operating Partnership LP	4.450%	3/15/24	2,750	2,808
	Post Apartment Homes LP	3.375%	12/1/22	1,825	1,783
	ProLogis LP	4.500%	8/15/17	2,725	2,952
	ProLogis LP	6.625%	5/15/18	18	21
	ProLogis LP	2.750%	2/15/19	2,400	2,445
	ProLogis LP	6.875%	3/15/20	7,225	8,657
	ProLogis LP	4.250%	8/15/23	4,245	4,426
	Realty Income Corp.	5.950%	9/15/16	150	166
	Realty Income Corp.	2.000%	1/31/18	1,000	1,004
	Realty Income Corp.	6.750%	8/15/19	8,310	9,887
	Realty Income Corp.	5.750%	1/15/21	5,175	5,920
	Realty Income Corp.	5.875%	3/15/35	6,660	7,716
	Regency Centers LP	5.250%	8/1/15	2,925	3,063
	Regency Centers LP	3.750%	6/15/24	975	977

39

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Retail Opportunity Investments Corp.	5.000%	12/15/23	1,675	1,793
Senior Housing Properties Trust	4.300%	1/15/16	1,650	1,712
Senior Housing Properties Trust	3.250%	5/1/19	5,000	5,065
Senior Housing Properties Trust	4.750%	5/1/24	1,775	1,809
Simon Property Group LP	5.750%	12/1/15	15,350	16,288
Simon Property Group LP	6.100%	5/1/16	1,850	2,011
Simon Property Group LP	5.250%	12/1/16	17,641	19,285
Simon Property Group LP	2.800%	1/30/17	2,685	2,802
Simon Property Group LP	5.875%	3/1/17	3,250	3,631
Simon Property Group LP	2.150%	9/15/17	5,725	5,883
Simon Property Group LP	6.125%	5/30/18	5,250	6,110
Simon Property Group LP	5.650%	2/1/20	8,950	10,446
Simon Property Group LP	4.375%	3/1/21	8,425	9,267
Simon Property Group LP	4.125%	12/1/21	2,313	2,507
Simon Property Group LP	3.375%	3/15/22	2,725	2,802
Simon Property Group LP	2.750%	2/1/23	2,150	2,074
Simon Property Group LP	3.750%	2/1/24	5,600	5,753
Simon Property Group LP	6.750%	2/1/40	7,643	10,397
Simon Property Group LP	4.750%	3/15/42	1,900	2,018
Tanger Properties LP	6.150%	11/15/15	3,525	3,780
Tanger Properties LP	3.875%	12/1/23	2,400	2,448
UDR Inc.	4.250%	6/1/18	1,300	1,394
UDR Inc.	3.700%	10/1/20	5,875	6,170
UDR Inc.	4.625%	1/10/22	7,145	7,754
Ventas Realty LP	1.550%	9/26/16	1,400	1,414
Ventas Realty LP	1.250%	4/17/17	4,000	3,996
Ventas Realty LP	3.750%	5/1/24	2,000	1,999
Ventas Realty LP	5.700%	9/30/43	4,475	5,197
Ventas Realty LP / Ventas Capital Corp.	3.125%	11/30/15	10,400	10,744
Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	4,625	4,670
Ventas Realty LP / Ventas Capital Corp.	4.000%	4/30/19	100	108
Ventas Realty LP / Ventas Capital Corp.	2.700%	4/1/20	3,325	3,306
Ventas Realty LP / Ventas Capital Corp.	4.750%	6/1/21	4,900	5,376
Ventas Realty LP / Ventas Capital Corp.	4.250%	3/1/22	495	524
Ventas Realty LP / Ventas Capital Corp.	3.250%	8/15/22	10,000	9,885
Vornado Realty LP	2.500%	6/30/19	8,500	8,513
Washington REIT	4.950%	10/1/20	475	514
Washington REIT	3.950%	10/15/22	2,650	2,659
Weingarten Realty Investors	3.375%	10/15/22	1,275	1,256
Weingarten Realty Investors	3.500%	4/15/23	3,925	3,842
Weingarten Realty Investors	4.450%	1/15/24	450	470
WP Carey Inc.	4.600%	4/1/24	2,325	2,417
				9,831,102
Industrial (14.0%)
Basic Industry (1.3%)
Agrium Inc.	6.750%	1/15/19	7,080	8,467
Agrium Inc.	3.150%	10/1/22	400	392
Agrium Inc.	3.500%	6/1/23	10,000	9,975
Agrium Inc.	6.125%	1/15/41	6,675	7,915
Air Products & Chemicals Inc.	2.000%	8/2/16	5,325	5,464
Air Products & Chemicals Inc.	3.000%	11/3/21	1,325	1,333
Air Products & Chemicals Inc.	2.750%	2/3/23	7,125	6,895
Airgas Inc.	3.250%	10/1/15	5,400	5,559
Airgas Inc.	3.650%	7/15/24	7,000	7,045
Albemarle Corp.	4.500%	12/15/20	500	538
Allegheny Technologies Inc.	9.375%	6/1/19	5,304	6,642
Barrick Gold Corp.	6.950%	4/1/19	994	1,184
Barrick Gold Corp.	3.850%	4/1/22	11,575	11,526
Barrick Gold Corp.	4.100%	5/1/23	20,550	20,454
Barrick Gold Corp.	5.250%	4/1/42	5,675	5,545
Barrick North America Finance LLC	6.800%	9/15/18	4,325	5,077
Barrick North America Finance LLC	4.400%	5/30/21	10,000	10,452
Barrick North America Finance LLC	7.500%	9/15/38	5,150	6,070

40

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Barrick North America Finance LLC	5.700%	5/30/41	7,093	7,331
Barrick North America Finance LLC	5.750%	5/1/43	6,325	6,543
Barrick PD Australia Finance Pty Ltd.	5.950%	10/15/39	2,693	2,823
BHP Billiton Finance USA Ltd.	5.250%	12/15/15	11,721	12,505
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	11,450	11,621
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	50	56
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	900	911
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	15,860	19,100
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	7,726	7,949
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	17,625	17,543
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	12,307	12,939
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	11,163	10,919
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	20,550	22,638
Braskem Finance Ltd.	6.450%	2/3/24	1,700	1,813
Cabot Corp.	2.550%	1/15/18	475	486
Cabot Corp.	3.700%	7/15/22	625	630
Carpenter Technology Corp.	5.200%	7/15/21	11,175	12,044
Celulosa Arauco y Constitucion SA	7.250%	7/29/19	1,225	1,446
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	5,300	5,603
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	1,625	1,678
CF Industries Inc.	6.875%	5/1/18	16,873	19,805
CF Industries Inc.	7.125%	5/1/20	5,275	6,488
CF Industries Inc.	3.450%	6/1/23	2,600	2,574
CF Industries Inc.	5.150%	3/15/34	15,200	16,130
CF Industries Inc.	4.950%	6/1/43	3,755	3,760
CF Industries Inc.	5.375%	3/15/44	5,500	5,869
Cliffs Natural Resources Inc.	5.900%	3/15/20	1,275	1,305
Cliffs Natural Resources Inc.	4.800%	10/1/20	3,000	2,935
Cliffs Natural Resources Inc.	4.875%	4/1/21	12,100	11,930
Cliffs Natural Resources Inc.	6.250%	10/1/40	4,353	3,758
Domtar Corp.	6.250%	9/1/42	850	928
Domtar Corp.	6.750%	2/15/44	5,000	5,950
Dow Chemical Co.	2.500%	2/15/16	1,625	1,670
Dow Chemical Co.	5.700%	5/15/18	475	542
Dow Chemical Co.	8.550%	5/15/19	15,450	19,864
Dow Chemical Co.	4.250%	11/15/20	10,309	11,170
Dow Chemical Co.	4.125%	11/15/21	5,246	5,618
Dow Chemical Co.	3.000%	11/15/22	15,815	15,535
Dow Chemical Co.	7.375%	11/1/29	1,963	2,640
Dow Chemical Co.	9.400%	5/15/39	12,393	20,253
Dow Chemical Co.	5.250%	11/15/41	10,393	11,266
Dow Chemical Co.	4.375%	11/15/42	4,425	4,233
Eastman Chemical Co.	3.000%	12/15/15	675	696
Eastman Chemical Co.	2.400%	6/1/17	6,224	6,417
Eastman Chemical Co.	5.500%	11/15/19	4,771	5,445
Eastman Chemical Co.	4.500%	1/15/21	775	834
Eastman Chemical Co.	3.600%	8/15/22	18,255	18,677
Eastman Chemical Co.	4.800%	9/1/42	5,643	5,703
Eastman Chemical Co.	4.650%	10/15/44	2,850	2,818
Ecolab Inc.	1.000%	8/9/15	1,700	1,709
Ecolab Inc.	3.000%	12/8/16	14,825	15,506
Ecolab Inc.	1.450%	12/8/17	4,807	4,804
Ecolab Inc.	4.350%	12/8/21	7,120	7,794
Ecolab Inc.	5.500%	12/8/41	9,655	11,182
EI du Pont de Nemours & Co.	1.950%	1/15/16	2,800	2,862
EI du Pont de Nemours & Co.	2.750%	4/1/16	5,200	5,397
EI du Pont de Nemours & Co.	5.250%	12/15/16	750	831
EI du Pont de Nemours & Co.	6.000%	7/15/18	9,430	11,017
EI du Pont de Nemours & Co.	4.625%	1/15/20	5,302	5,957
EI du Pont de Nemours & Co.	3.625%	1/15/21	15,210	16,101
EI du Pont de Nemours & Co.	4.250%	4/1/21	2,950	3,243
EI du Pont de Nemours & Co.	2.800%	2/15/23	9,625	9,391
EI du Pont de Nemours & Co.	6.500%	1/15/28	1,700	2,179
EI du Pont de Nemours & Co.	4.900%	1/15/41	11,278	12,360

41

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	EI du Pont de Nemours & Co.	4.150%	2/15/43	4,950	4,819
	FMC Corp.	3.950%	2/1/22	2,600	2,703
	FMC Corp.	4.100%	2/1/24	9,750	10,171
	Freeport-McMoRan Copper & Gold Inc.	1.400%	2/13/15	1,675	1,682
	Freeport-McMoRan Copper & Gold Inc.	2.150%	3/1/17	3,396	3,468
	Freeport-McMoRan Copper & Gold Inc.	2.375%	3/15/18	29,035	29,464
	Freeport-McMoRan Copper & Gold Inc.	3.100%	3/15/20	30,660	30,982
	Freeport-McMoRan Copper & Gold Inc.	3.550%	3/1/22	12,221	12,097
	Freeport-McMoRan Copper & Gold Inc.	3.875%	3/15/23	24,280	24,211
	Freeport-McMoRan Copper & Gold Inc.	5.450%	3/15/43	17,306	17,943
	Georgia-Pacific LLC	8.000%	1/15/24	7,829	10,540
	Georgia-Pacific LLC	7.375%	12/1/25	5,250	6,887
	Georgia-Pacific LLC	7.750%	11/15/29	218	300
	Georgia-Pacific LLC	8.875%	5/15/31	4,965	7,443
	Glencore Canada Corp.	5.375%	6/1/15	350	364
	Glencore Canada Corp.	6.000%	10/15/15	1,125	1,194
	Glencore Canada Corp.	5.500%	6/15/17	4,675	5,150
	Goldcorp Inc.	2.125%	3/15/18	16,060	16,121
	Goldcorp Inc.	3.700%	3/15/23	9,600	9,471
	International Paper Co.	7.500%	8/15/21	20,095	25,609
	International Paper Co.	3.650%	6/15/24	10,000	10,014
	International Paper Co.	8.700%	6/15/38	1,200	1,802
	International Paper Co.	7.300%	11/15/39	643	867
	International Paper Co.	4.800%	6/15/44	4,000	3,999
	Kinross Gold Corp.	5.125%	9/1/21	3,100	3,201
6	Kinross Gold Corp.	5.950%	3/15/24	5,000	5,205
	Kinross Gold Corp.	6.875%	9/1/41	2,150	2,205
	Lubrizol Corp.	8.875%	2/1/19	850	1,097
	Lubrizol Corp.	6.500%	10/1/34	5,285	6,896
	LYB International Finance BV	4.875%	3/15/44	6,300	6,506
	LyondellBasell Industries NV	5.000%	4/15/19	25,645	28,915
	LyondellBasell Industries NV	6.000%	11/15/21	14,325	17,011
	LyondellBasell Industries NV	5.750%	4/15/24	7,450	8,779
	Monsanto Co.	2.750%	4/15/16	1,750	1,812
	Monsanto Co.	1.150%	6/30/17	8,000	7,991
	Monsanto Co.	5.125%	4/15/18	3,100	3,489
	Monsanto Co.	2.125%	7/15/19	3,000	3,007
	Monsanto Co.	2.750%	7/15/21	6,000	6,006
	Monsanto Co.	2.200%	7/15/22	3,725	3,536
	Monsanto Co.	3.375%	7/15/24	5,500	5,533
	Monsanto Co.	5.500%	8/15/25	23	27
	Monsanto Co.	4.200%	7/15/34	2,000	2,019
	Monsanto Co.	5.875%	4/15/38	1,750	2,087
	Monsanto Co.	3.600%	7/15/42	3,275	2,888
	Monsanto Co.	4.400%	7/15/44	6,750	6,749
	Monsanto Co.	4.700%	7/15/64	7,260	7,272
	Mosaic Co.	3.750%	11/15/21	2,100	2,173
	Mosaic Co.	4.250%	11/15/23	8,500	8,961
	Mosaic Co.	5.450%	11/15/33	2,600	2,906
	Mosaic Co.	4.875%	11/15/41	1,250	1,268
	Mosaic Co.	5.625%	11/15/43	3,150	3,578
	Newmont Mining Corp.	5.125%	10/1/19	1,470	1,622
	Newmont Mining Corp.	3.500%	3/15/22	4,856	4,680
	Newmont Mining Corp.	5.875%	4/1/35	2,605	2,640
	Newmont Mining Corp.	6.250%	10/1/39	16,652	17,476
	Newmont Mining Corp.	4.875%	3/15/42	1,418	1,276
	Nucor Corp.	5.750%	12/1/17	1,100	1,252
	Nucor Corp.	5.850%	6/1/18	6,855	7,871
	Nucor Corp.	4.125%	9/15/22	325	341
	Nucor Corp.	4.000%	8/1/23	9,945	10,271
	Nucor Corp.	6.400%	12/1/37	4,845	5,911
	Nucor Corp.	5.200%	8/1/43	7,450	7,925
	Packaging Corp. of America	3.900%	6/15/22	4,500	4,626
	Packaging Corp. of America	4.500%	11/1/23	9,260	9,905

42

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Placer Dome Inc.	6.450%	10/15/35	2,175	2,321
Plum Creek Timberlands LP	5.875%	11/15/15	3,050	3,248
Plum Creek Timberlands LP	4.700%	3/15/21	5,155	5,588
Potash Corp. of Saskatchewan Inc.	3.750%	9/30/15	5,350	5,562
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	4,441	4,691
Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	170	204
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	7,118	8,001
Potash Corp. of Saskatchewan Inc.	3.625%	3/15/24	9,925	10,124
Potash Corp. of Saskatchewan Inc.	5.875%	12/1/36	1,275	1,525
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	4,518	5,361
PPG Industries Inc.	1.900%	1/15/16	6,825	6,949
PPG Industries Inc.	6.650%	3/15/18	1,770	2,073
PPG Industries Inc.	3.600%	11/15/20	1,650	1,740
PPG Industries Inc.	7.700%	3/15/38	4,865	6,918
PPG Industries Inc.	5.500%	11/15/40	875	1,033
Praxair Inc.	4.625%	3/30/15	325	335
Praxair Inc.	3.250%	9/15/15	800	828
Praxair Inc.	5.200%	3/15/17	1,100	1,219
Praxair Inc.	4.500%	8/15/19	2,640	2,957
Praxair Inc.	3.000%	9/1/21	3,550	3,627
Praxair Inc.	2.450%	2/15/22	19,000	18,466
Praxair Inc.	2.200%	8/15/22	4,300	4,065
Praxair Inc.	3.550%	11/7/42	1,000	913
Rayonier Inc.	3.750%	4/1/22	2,750	2,771
Reliance Steel & Aluminum Co.	6.200%	11/15/16	250	274
Reliance Steel & Aluminum Co.	4.500%	4/15/23	2,025	2,096
Reliance Steel & Aluminum Co.	6.850%	11/15/36	1,750	1,969
Rio Tinto Alcan Inc.	5.000%	6/1/15	1,775	1,846
Rio Tinto Alcan Inc.	5.750%	6/1/35	10,254	11,604
Rio Tinto Finance USA Ltd.	1.875%	11/2/15	12,475	12,687
Rio Tinto Finance USA Ltd.	2.500%	5/20/16	1,200	1,238
Rio Tinto Finance USA Ltd.	2.250%	9/20/16	2,200	2,268
Rio Tinto Finance USA Ltd.	6.500%	7/15/18	9,910	11,694
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	11,621	15,228
Rio Tinto Finance USA Ltd.	3.500%	11/2/20	9,708	10,152
Rio Tinto Finance USA Ltd.	4.125%	5/20/21	4,725	5,073
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	3,686	3,873
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	6,609	8,640
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	11,960	13,126
Rio Tinto Finance USA plc	1.375%	6/17/16	7,056	7,130
Rio Tinto Finance USA plc	2.000%	3/22/17	7,400	7,560
Rio Tinto Finance USA plc	1.625%	8/21/17	6,250	6,316
Rio Tinto Finance USA plc	2.250%	12/14/18	7,825	7,965
Rio Tinto Finance USA plc	3.500%	3/22/22	4,825	4,949
Rio Tinto Finance USA plc	2.875%	8/21/22	7,820	7,610
Rio Tinto Finance USA plc	4.750%	3/22/42	418	428
Rio Tinto Finance USA plc	4.125%	8/21/42	8,553	8,044
Rock-Tenn Co.	4.450%	3/1/19	3,000	3,254
Rock-Tenn Co.	3.500%	3/1/20	2,050	2,109
Rohm & Haas Co.	6.000%	9/15/17	2,791	3,172
Rohm & Haas Co.	7.850%	7/15/29	2,750	3,814
RPM International Inc.	6.125%	10/15/19	2,475	2,861
RPM International Inc.	3.450%	11/15/22	4,550	4,439
Sherwin-Williams Co.	4.000%	12/15/42	2,000	1,911
Sigma-Aldrich Corp.	3.375%	11/1/20	1,735	1,823
Southern Copper Corp.	5.375%	4/16/20	1,800	1,993
Southern Copper Corp.	7.500%	7/27/35	16,450	19,095
Southern Copper Corp.	6.750%	4/16/40	2,000	2,179
Southern Copper Corp.	5.250%	11/8/42	8,545	7,831
Syngenta Finance NV	3.125%	3/28/22	4,100	4,134
Syngenta Finance NV	4.375%	3/28/42	2,675	2,716
Teck Resources Ltd.	3.150%	1/15/17	2,150	2,242
Teck Resources Ltd.	3.850%	8/15/17	4,100	4,354
Teck Resources Ltd.	2.500%	2/1/18	11,125	11,336

43

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Teck Resources Ltd.	4.500%	1/15/21	2,750	2,889
	Teck Resources Ltd.	4.750%	1/15/22	2,821	2,962
	Teck Resources Ltd.	3.750%	2/1/23	4,743	4,616
	Teck Resources Ltd.	6.125%	10/1/35	6,162	6,560
	Teck Resources Ltd.	6.000%	8/15/40	8,205	8,606
	Teck Resources Ltd.	6.250%	7/15/41	3,868	4,193
	Teck Resources Ltd.	5.200%	3/1/42	8,475	8,127
	Teck Resources Ltd.	5.400%	2/1/43	693	690
	Vale Canada Ltd.	5.700%	10/15/15	3,575	3,791
	Vale Canada Ltd.	7.200%	9/15/32	1,175	1,321
	Vale Overseas Ltd.	6.250%	1/11/16	1,050	1,132
	Vale Overseas Ltd.	6.250%	1/23/17	7,760	8,678
	Vale Overseas Ltd.	5.625%	9/15/19	30,200	33,953
	Vale Overseas Ltd.	4.625%	9/15/20	8,750	9,398
	Vale Overseas Ltd.	4.375%	1/11/22	14,925	15,233
	Vale Overseas Ltd.	8.250%	1/17/34	2,500	3,125
	Vale Overseas Ltd.	6.875%	11/21/36	20,249	22,441
	Vale Overseas Ltd.	6.875%	11/10/39	19,315	21,555
	Vale SA	5.625%	9/11/42	315	304
	Valspar Corp.	7.250%	6/15/19	675	811
	Valspar Corp.	4.200%	1/15/22	975	1,029
	Westlake Chemical Corp.	3.600%	7/15/22	775	774
	Westvaco Corp.	8.200%	1/15/30	18	24
	Westvaco Corp.	7.950%	2/15/31	5,253	6,798
	Weyerhaeuser Co.	7.375%	10/1/19	7,991	9,846
	Weyerhaeuser Co.	8.500%	1/15/25	2,250	3,027
	Weyerhaeuser Co.	7.375%	3/15/32	6,225	8,428
	Weyerhaeuser Co.	6.875%	12/15/33	2,600	3,398
	Worthington Industries Inc.	4.550%	4/15/26	1,300	1,351
6	Yamana Gold Inc.	4.950%	7/15/24	4,115	4,121
	Capital Goods (1.2%)
	3M Co.	6.375%	2/15/28	3,650	4,791
	3M Co.	5.700%	3/15/37	6,023	7,498
	ABB Finance USA Inc.	1.625%	5/8/17	2,500	2,523
	ABB Finance USA Inc.	2.875%	5/8/22	4,965	4,928
	ABB Finance USA Inc.	4.375%	5/8/42	1,678	1,709
	Acuity Brands Lighting Inc.	6.000%	12/15/19	2,050	2,323
	Avery Dennison Corp.	3.350%	4/15/23	6,650	6,407
	Boeing Capital Corp.	2.900%	8/15/18	150	158
	Boeing Capital Corp.	4.700%	10/27/19	5,000	5,651
	Boeing Co.	3.750%	11/20/16	20	21
	Boeing Co.	0.950%	5/15/18	475	465
	Boeing Co.	6.000%	3/15/19	25	29
	Boeing Co.	4.875%	2/15/20	7,875	8,987
	Boeing Co.	8.750%	8/15/21	1,600	2,184
	Boeing Co.	7.950%	8/15/24	1,148	1,608
	Boeing Co.	7.250%	6/15/25	675	897
	Boeing Co.	8.750%	9/15/31	850	1,276
	Boeing Co.	6.125%	2/15/33	4,250	5,453
	Boeing Co.	6.625%	2/15/38	2,305	3,128
	Boeing Co.	6.875%	3/15/39	1,003	1,403
	Boeing Co.	5.875%	2/15/40	4,350	5,470
	Carlisle Cos. Inc.	3.750%	11/15/22	3,077	3,072
	Caterpillar Financial Services Corp.	1.125%	12/15/14	6,475	6,500
	Caterpillar Financial Services Corp.	2.050%	8/1/16	28,375	29,128
	Caterpillar Financial Services Corp.	1.000%	11/25/16	3,000	3,009
	Caterpillar Financial Services Corp.	1.000%	3/3/17	5,000	5,001
	Caterpillar Financial Services Corp.	5.450%	4/15/18	114	130
	Caterpillar Financial Services Corp.	7.150%	2/15/19	20,258	24,949
	Caterpillar Financial Services Corp.	3.750%	11/24/23	5,000	5,212
	Caterpillar Inc.	3.900%	5/27/21	4,578	4,951
	Caterpillar Inc.	3.400%	5/15/24	13,200	13,317
	Caterpillar Inc.	6.050%	8/15/36	8,617	10,669

44

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Caterpillar Inc.	5.200%	5/27/41	250	284
	Caterpillar Inc.	3.803%	8/15/42	18,894	17,425
	Caterpillar Inc.	4.300%	5/15/44	9,200	9,167
	Caterpillar Inc.	4.750%	5/15/64	2,350	2,427
	Cooper US Inc.	5.450%	4/1/15	1,925	1,997
	Cooper US Inc.	2.375%	1/15/16	3,025	3,102
	Cooper US Inc.	3.875%	12/15/20	1,250	1,329
	Crane Co.	2.750%	12/15/18	750	767
	Crane Co.	4.450%	12/15/23	2,000	2,110
	CRH America Inc.	4.125%	1/15/16	6,425	6,740
	CRH America Inc.	6.000%	9/30/16	17,236	19,117
	CRH America Inc.	8.125%	7/15/18	7,400	9,090
	CRH America Inc.	5.750%	1/15/21	6,800	7,874
	Danaher Corp.	2.300%	6/23/16	1,750	1,808
	Danaher Corp.	5.625%	1/15/18	2,385	2,718
	Danaher Corp.	5.400%	3/1/19	1,700	1,953
	Danaher Corp.	3.900%	6/23/21	2,110	2,263
	Deere & Co.	4.375%	10/16/19	5,127	5,703
	Deere & Co.	2.600%	6/8/22	6,153	6,013
	Deere & Co.	5.375%	10/16/29	9,039	10,744
	Deere & Co.	8.100%	5/15/30	3,115	4,599
	Deere & Co.	7.125%	3/3/31	925	1,273
	Deere & Co.	3.900%	6/9/42	8,933	8,465
	Dover Corp.	5.450%	3/15/18	6,650	7,541
	Dover Corp.	4.300%	3/1/21	850	933
	Dover Corp.	5.375%	10/15/35	550	635
	Dover Corp.	6.600%	3/15/38	3,115	4,167
	Dover Corp.	5.375%	3/1/41	1,518	1,764
	Eaton Corp.	1.500%	11/2/17	7,770	7,775
	Eaton Corp.	5.600%	5/15/18	11,050	12,608
	Eaton Corp.	2.750%	11/2/22	14,900	14,441
	Eaton Corp.	4.000%	11/2/32	4,325	4,302
	Eaton Corp.	4.150%	11/2/42	2,275	2,201
6	Embraer Overseas Ltd.	5.696%	9/16/23	18,575	20,083
	Embraer SA	5.150%	6/15/22	2,925	3,174
	Emerson Electric Co.	5.250%	10/15/18	6,635	7,596
	Emerson Electric Co.	4.875%	10/15/19	5,675	6,468
	Emerson Electric Co.	4.250%	11/15/20	425	465
	Emerson Electric Co.	2.625%	2/15/23	4,275	4,169
	Emerson Electric Co.	6.000%	8/15/32	940	1,182
	Emerson Electric Co.	6.125%	4/15/39	1,960	2,491
	Emerson Electric Co.	5.250%	11/15/39	269	310
	Exelis Inc.	4.250%	10/1/16	3,525	3,739
	Flowserve Corp.	3.500%	9/15/22	9,775	9,642
	Flowserve Corp.	4.000%	11/15/23	3,825	3,914
	General Dynamics Corp.	1.000%	11/15/17	11,425	11,335
	General Dynamics Corp.	3.875%	7/15/21	11,125	11,925
	General Dynamics Corp.	2.250%	11/15/22	14,800	13,970
	General Dynamics Corp.	3.600%	11/15/42	3,418	3,122
	General Electric Co.	0.850%	10/9/15	17,371	17,459
	General Electric Co.	5.250%	12/6/17	28,510	32,158
	General Electric Co.	2.700%	10/9/22	29,638	29,155
	General Electric Co.	3.375%	3/11/24	6,000	6,100
	General Electric Co.	4.125%	10/9/42	18,665	18,400
	General Electric Co.	4.500%	3/11/44	17,050	17,732
	Honeywell International Inc.	5.400%	3/15/16	4,050	4,389
	Honeywell International Inc.	5.300%	3/15/17	4,135	4,600
	Honeywell International Inc.	5.300%	3/1/18	2,660	3,020
	Honeywell International Inc.	5.000%	2/15/19	2,671	3,034
	Honeywell International Inc.	4.250%	3/1/21	16,229	17,958
	Honeywell International Inc.	3.350%	12/1/23	3,925	3,997
	Honeywell International Inc.	5.700%	3/15/36	1,235	1,505
	Honeywell International Inc.	5.700%	3/15/37	6,426	7,869
	Honeywell International Inc.	5.375%	3/1/41	13,313	15,853

45

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Illinois Tool Works Inc.	1.950%	3/1/19	1,000	1,002
Illinois Tool Works Inc.	6.250%	4/1/19	12,675	15,052
Illinois Tool Works Inc.	4.875%	9/15/41	45	49
Illinois Tool Works Inc.	3.900%	9/1/42	12,800	11,986
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	10,305	12,281
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	1,850	1,896
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	3,525	3,706
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	650	756
John Deere Capital Corp.	0.700%	9/4/15	2,570	2,578
John Deere Capital Corp.	0.750%	1/22/16	700	703
John Deere Capital Corp.	2.250%	6/7/16	300	309
John Deere Capital Corp.	1.850%	9/15/16	9,000	9,205
John Deere Capital Corp.	1.050%	12/15/16	1,900	1,910
John Deere Capital Corp.	2.000%	1/13/17	10,450	10,716
John Deere Capital Corp.	5.500%	4/13/17	3,350	3,746
John Deere Capital Corp.	1.125%	6/12/17	2,000	1,999
John Deere Capital Corp.	2.800%	9/18/17	7,400	7,745
John Deere Capital Corp.	1.200%	10/10/17	2,650	2,642
John Deere Capital Corp.	1.300%	3/12/18	9,350	9,257
John Deere Capital Corp.	5.750%	9/10/18	3,950	4,585
John Deere Capital Corp.	1.950%	12/13/18	4,500	4,512
John Deere Capital Corp.	1.950%	3/4/19	5,200	5,198
John Deere Capital Corp.	2.250%	4/17/19	3,000	3,040
John Deere Capital Corp.	1.700%	1/15/20	4,175	4,056
John Deere Capital Corp.	2.800%	3/4/21	5,500	5,559
John Deere Capital Corp.	3.900%	7/12/21	5,850	6,291
John Deere Capital Corp.	3.150%	10/15/21	6,540	6,710
John Deere Capital Corp.	2.750%	3/15/22	750	743
John Deere Capital Corp.	2.800%	1/27/23	2,225	2,188
John Deere Capital Corp.	3.350%	6/12/24	8,700	8,741
Joy Global Inc.	6.000%	11/15/16	1,065	1,183
Kennametal Inc.	2.650%	11/1/19	3,625	3,647
Kennametal Inc.	3.875%	2/15/22	1,900	1,911
L-3 Communications Corp.	1.500%	5/28/17	3,200	3,203
L-3 Communications Corp.	5.200%	10/15/19	8,900	9,984
L-3 Communications Corp.	4.750%	7/15/20	8,400	9,202
L-3 Communications Corp.	4.950%	2/15/21	6,475	7,152
L-3 Communications Corp.	3.950%	5/28/24	10,500	10,583
Legrand France SA	8.500%	2/15/25	425	591
Lockheed Martin Corp.	7.650%	5/1/16	6,163	6,951
Lockheed Martin Corp.	2.125%	9/15/16	1,300	1,338
Lockheed Martin Corp.	4.250%	11/15/19	7,971	8,794
Lockheed Martin Corp.	3.350%	9/15/21	16,125	16,728
Lockheed Martin Corp.	6.150%	9/1/36	18,350	23,043
Lockheed Martin Corp.	5.500%	11/15/39	1,850	2,162
Lockheed Martin Corp.	5.720%	6/1/40	2,660	3,171
Lockheed Martin Corp.	4.850%	9/15/41	1,575	1,715
Martin Marietta Materials Inc.	6.600%	4/15/18	4,450	5,096
Mohawk Industries Inc.	6.125%	1/15/16	3,000	3,237
Mohawk Industries Inc.	3.850%	2/1/23	14,950	15,033
Northrop Grumman Corp.	5.050%	8/1/19	3,285	3,669
Northrop Grumman Corp.	3.500%	3/15/21	9,828	10,219
Northrop Grumman Corp.	3.250%	8/1/23	5,000	4,956
Northrop Grumman Corp.	5.050%	11/15/40	7,175	7,768
Northrop Grumman Corp.	4.750%	6/1/43	6,225	6,484
Northrop Grumman Systems Corp.	7.750%	2/15/31	381	525
Owens Corning	6.500%	12/1/16	24,493	27,320
Owens Corning	4.200%	12/15/22	9,700	9,948
Owens Corning	7.000%	12/1/36	725	881
Parker Hannifin Corp.	5.500%	5/15/18	950	1,080
Parker Hannifin Corp.	3.500%	9/15/22	500	513
Parker Hannifin Corp.	6.250%	5/15/38	3,985	5,094
Pentair Finance SA	1.350%	12/1/15	3,463	3,487
Pentair Finance SA	2.650%	12/1/19	2,000	2,003

46

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Pentair Finance SA	5.000%	5/15/21	1,275	1,408
Pentair Finance SA	3.150%	9/15/22	75	73
Precision Castparts Corp.	0.700%	12/20/15	3,875	3,883
Precision Castparts Corp.	1.250%	1/15/18	2,721	2,702
Precision Castparts Corp.	2.500%	1/15/23	9,425	9,043
Precision Castparts Corp.	3.900%	1/15/43	3,125	3,000
Raytheon Co.	6.400%	12/15/18	275	326
Raytheon Co.	4.400%	2/15/20	2,820	3,090
Raytheon Co.	3.125%	10/15/20	3,514	3,635
Raytheon Co.	2.500%	12/15/22	5,500	5,275
Raytheon Co.	7.200%	8/15/27	4,110	5,391
Raytheon Co.	4.875%	10/15/40	1,814	1,995
Raytheon Co.	4.700%	12/15/41	7,375	7,921
Republic Services Inc.	3.800%	5/15/18	3,725	3,991
Republic Services Inc.	5.500%	9/15/19	17,550	20,149
Republic Services Inc.	5.000%	3/1/20	3,020	3,386
Republic Services Inc.	5.250%	11/15/21	9,285	10,588
Republic Services Inc.	3.550%	6/1/22	1,800	1,860
Republic Services Inc.	4.750%	5/15/23	950	1,050
Republic Services Inc.	6.086%	3/15/35	2,600	3,069
Republic Services Inc.	6.200%	3/1/40	4,073	5,076
Republic Services Inc.	5.700%	5/15/41	5,668	6,662
Rockwell Automation Inc.	5.650%	12/1/17	1,150	1,299
Rockwell Automation Inc.	6.700%	1/15/28	1,025	1,322
Rockwell Automation Inc.	6.250%	12/1/37	3,985	5,075
Rockwell Collins Inc.	5.250%	7/15/19	850	954
Rockwell Collins Inc.	3.100%	11/15/21	1,550	1,557
Roper Industries Inc.	1.850%	11/15/17	3,550	3,584
Roper Industries Inc.	2.050%	10/1/18	11,700	11,715
Roper Industries Inc.	6.250%	9/1/19	3,725	4,372
Roper Industries Inc.	3.125%	11/15/22	725	708
Snap-on Inc.	6.125%	9/1/21	3,700	4,315
Sonoco Products Co.	4.375%	11/1/21	745	786
Sonoco Products Co.	5.750%	11/1/40	5,050	5,828
Stanley Black & Decker Inc.	3.400%	12/1/21	4,325	4,453
Stanley Black & Decker Inc.	2.900%	11/1/22	1,250	1,221
Stanley Black & Decker Inc.	5.200%	9/1/40	2,050	2,279
Textron Inc.	5.600%	12/1/17	375	421
Textron Inc.	7.250%	10/1/19	4,140	5,031
Textron Inc.	4.300%	3/1/24	1,500	1,555
Tyco International Finance SA	8.500%	1/15/19	2,301	2,837
Tyco International Finance SA / Tyco International Ltd.	7.000%	12/15/19	1,975	2,361
Tyco International Finance SA / Tyco International Ltd.	6.875%	1/15/21	16,060	19,281
United Technologies Corp.	1.800%	6/1/17	10,220	10,427
United Technologies Corp.	5.375%	12/15/17	10,306	11,696
United Technologies Corp.	6.125%	2/1/19	383	453
United Technologies Corp.	4.500%	4/15/20	24,303	27,226
United Technologies Corp.	3.100%	6/1/22	25,552	25,869
United Technologies Corp.	6.700%	8/1/28	2,397	3,130
United Technologies Corp.	7.500%	9/15/29	3,325	4,748
United Technologies Corp.	5.400%	5/1/35	7,175	8,528
United Technologies Corp.	6.050%	6/1/36	7,427	9,406
United Technologies Corp.	6.125%	7/15/38	3,388	4,381
United Technologies Corp.	5.700%	4/15/40	11,582	14,215
United Technologies Corp.	4.500%	6/1/42	29,680	30,980
Waste Management Inc.	2.600%	9/1/16	3,150	3,260
Waste Management Inc.	6.100%	3/15/18	700	808
Waste Management Inc.	7.375%	3/11/19	15,132	18,535
Waste Management Inc.	4.750%	6/30/20	7,675	8,577
Waste Management Inc.	4.600%	3/1/21	7,120	7,865
Waste Management Inc.	3.500%	5/15/24	2,500	2,505
Waste Management Inc.	7.000%	7/15/28	208	275
Waste Management Inc.	7.750%	5/15/32	1,850	2,628
Waste Management Inc.	6.125%	11/30/39	6,943	8,688

47

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Xylem Inc.	4.875%	10/1/21	150	163
Communication (2.5%)
21st Century Fox America Inc.	8.000%	10/17/16	3,815	4,415
21st Century Fox America Inc.	7.250%	5/18/18	150	180
21st Century Fox America Inc.	6.900%	3/1/19	2,770	3,343
21st Century Fox America Inc.	4.500%	2/15/21	7,350	8,066
21st Century Fox America Inc.	3.000%	9/15/22	3,050	3,001
21st Century Fox America Inc.	7.700%	10/30/25	1,175	1,543
21st Century Fox America Inc.	6.550%	3/15/33	13,065	16,329
21st Century Fox America Inc.	6.200%	12/15/34	14,591	17,926
21st Century Fox America Inc.	6.400%	12/15/35	24,245	30,304
21st Century Fox America Inc.	8.150%	10/17/36	2,075	2,929
21st Century Fox America Inc.	6.150%	3/1/37	9,723	11,689
21st Century Fox America Inc.	6.650%	11/15/37	660	841
21st Century Fox America Inc.	6.900%	8/15/39	7,260	9,482
21st Century Fox America Inc.	6.150%	2/15/41	295	359
21st Century Fox America Inc.	5.400%	10/1/43	250	278
21st Century Fox America Inc.	7.750%	12/1/45	1,460	2,108
Alltel Corp.	7.875%	7/1/32	4,183	5,790
America Movil SAB de CV	2.375%	9/8/16	800	823
America Movil SAB de CV	5.625%	11/15/17	6,590	7,440
America Movil SAB de CV	5.000%	10/16/19	1,225	1,384
America Movil SAB de CV	5.000%	3/30/20	3,300	3,693
America Movil SAB de CV	3.125%	7/16/22	33,150	32,526
America Movil SAB de CV	6.375%	3/1/35	16,540	19,833
America Movil SAB de CV	6.125%	11/15/37	4,318	5,049
America Movil SAB de CV	6.125%	3/30/40	12,000	14,177
America Movil SAB de CV	4.375%	7/16/42	10,175	9,521
American Tower Corp.	4.500%	1/15/18	20,565	22,407
American Tower Corp.	3.400%	2/15/19	2,975	3,116
American Tower Corp.	5.050%	9/1/20	5,000	5,576
American Tower Corp.	5.900%	11/1/21	7,025	8,100
American Tower Corp.	3.500%	1/31/23	16,775	16,464
Ameritech Capital Funding Corp.	6.550%	1/15/28	20	24
AT&T Corp.	8.000%	11/15/31	12,654	18,557
AT&T Inc.	2.500%	8/15/15	11,441	11,689
AT&T Inc.	0.800%	12/1/15	1,025	1,027
AT&T Inc.	0.900%	2/12/16	7,875	7,896
AT&T Inc.	2.950%	5/15/16	4,300	4,468
AT&T Inc.	5.625%	6/15/16	28,820	31,558
AT&T Inc.	2.400%	8/15/16	400	412
AT&T Inc.	1.600%	2/15/17	950	963
AT&T Inc.	1.700%	6/1/17	28,225	28,595
AT&T Inc.	1.400%	12/1/17	1,500	1,494
AT&T Inc.	5.500%	2/1/18	5,256	5,951
AT&T Inc.	5.600%	5/15/18	8,975	10,262
AT&T Inc.	2.375%	11/27/18	17,500	17,813
AT&T Inc.	5.800%	2/15/19	50,450	58,625
AT&T Inc.	2.300%	3/11/19	3,225	3,250
AT&T Inc.	3.875%	8/15/21	17,650	18,769
AT&T Inc.	3.000%	2/15/22	10,550	10,498
AT&T Inc.	2.625%	12/1/22	5,600	5,379
AT&T Inc.	3.900%	3/11/24	11,475	11,884
AT&T Inc.	6.450%	6/15/34	8,835	10,769
AT&T Inc.	6.150%	9/15/34	100	119
AT&T Inc.	6.500%	9/1/37	13,663	16,908
AT&T Inc.	6.300%	1/15/38	9,672	11,718
AT&T Inc.	6.400%	5/15/38	6,320	7,787
AT&T Inc.	6.550%	2/15/39	27,539	34,126
AT&T Inc.	5.350%	9/1/40	23,137	25,125
AT&T Inc.	5.550%	8/15/41	4,925	5,473
AT&T Inc.	4.300%	12/15/42	9,415	8,896
AT&T Inc.	4.800%	6/15/44	16,300	16,610

48

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
AT&T Inc.	4.350%	6/15/45	8,930	8,505
AT&T Mobility LLC	7.125%	12/15/31	7,665	10,111
Bellsouth Capital Funding Corp.	7.875%	2/15/30	5,215	6,969
Bellsouth Capital Funding Corp.	7.120%	7/15/97	350	393
BellSouth Corp.	6.875%	10/15/31	7,465	9,159
BellSouth Corp.	6.550%	6/15/34	2,680	3,215
BellSouth Corp.	6.000%	11/15/34	2,037	2,273
BellSouth Telecommunications LLC	6.375%	6/1/28	4,400	5,115
British Telecommunications plc	1.625%	6/28/16	4,300	4,358
British Telecommunications plc	1.250%	2/14/17	600	600
British Telecommunications plc	5.950%	1/15/18	12,150	13,893
British Telecommunications plc	2.350%	2/14/19	600	605
British Telecommunications plc	9.625%	12/15/30	14,767	23,554
CBS Corp.	1.950%	7/1/17	1,125	1,144
CBS Corp.	4.625%	5/15/18	400	438
CBS Corp.	8.875%	5/15/19	4,275	5,542
CBS Corp.	5.750%	4/15/20	10,060	11,658
CBS Corp.	4.300%	2/15/21	5,775	6,218
CBS Corp.	3.375%	3/1/22	5,705	5,725
CBS Corp.	7.875%	7/30/30	2,389	3,202
CBS Corp.	5.500%	5/15/33	668	732
CBS Corp.	5.900%	10/15/40	1,025	1,170
CBS Corp.	4.850%	7/1/42	3,443	3,411
CC Holdings GS V LLC / Crown Castle GS III Corp.	3.849%	4/15/23	3,695	3,716
Cellco Partnership / Verizon Wireless Capital LLC	8.500%	11/15/18	2,795	3,543
Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	7,256	10,542
Comcast Cable Communications LLC	8.875%	5/1/17	2,875	3,489
Comcast Corp.	5.850%	11/15/15	65	70
Comcast Corp.	5.900%	3/15/16	19,030	20,716
Comcast Corp.	4.950%	6/15/16	1,200	1,298
Comcast Corp.	6.500%	1/15/17	765	870
Comcast Corp.	6.300%	11/15/17	39,155	45,513
Comcast Corp.	5.875%	2/15/18	17,275	19,907
Comcast Corp.	5.700%	5/15/18	4,890	5,633
Comcast Corp.	5.700%	7/1/19	4,850	5,674
Comcast Corp.	5.150%	3/1/20	5,408	6,200
Comcast Corp.	3.125%	7/15/22	1,100	1,116
Comcast Corp.	2.850%	1/15/23	6,050	6,008
Comcast Corp.	4.250%	1/15/33	10,397	10,651
Comcast Corp.	7.050%	3/15/33	3,000	4,043
Comcast Corp.	5.650%	6/15/35	3,071	3,630
Comcast Corp.	6.500%	11/15/35	16,050	20,816
Comcast Corp.	6.450%	3/15/37	7,668	9,779
Comcast Corp.	6.950%	8/15/37	14,170	19,149
Comcast Corp.	6.400%	5/15/38	15,471	19,741
Comcast Corp.	6.400%	3/1/40	500	640
Comcast Corp.	4.650%	7/15/42	24,470	25,446
Comcast Corp.	4.500%	1/15/43	2,150	2,188
Comcast Corp.	4.750%	3/1/44	100	106
COX Communications Inc.	5.500%	10/1/15	525	556
Deutsche Telekom International Finance BV	5.750%	3/23/16	10,240	11,085
Deutsche Telekom International Finance BV	6.750%	8/20/18	4,915	5,823
Deutsche Telekom International Finance BV	6.000%	7/8/19	8,175	9,562
Deutsche Telekom International Finance BV	8.750%	6/15/30	31,260	45,717
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.125%	2/15/16	6,825	7,076
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.500%	3/1/16	7,250	7,566
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	2.400%	3/15/17	7,375	7,594
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.875%	10/1/19	23,695	27,604
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.200%	3/15/20	9,435	10,631
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	4.600%	2/15/21	6,575	7,180
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.000%	3/1/21	1,900	2,119
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	3.800%	3/15/22	21,000	21,689
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.350%	3/15/40	4,975	5,989
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.000%	8/15/40	9,095	10,499

49

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	6.375%	3/1/41	4,094	4,938
DIRECTV Holdings LLC / DIRECTV Financing Co. Inc.	5.150%	3/15/42	8,120	8,525
Discovery Communications LLC	5.050%	6/1/20	15,450	17,351
Discovery Communications LLC	4.375%	6/15/21	4,900	5,300
Discovery Communications LLC	3.300%	5/15/22	6,600	6,571
Discovery Communications LLC	3.250%	4/1/23	2,500	2,451
Discovery Communications LLC	6.350%	6/1/40	295	355
Discovery Communications LLC	4.950%	5/15/42	8,000	8,157
Discovery Communications LLC	4.875%	4/1/43	1,075	1,082
Embarq Corp.	7.082%	6/1/16	9,456	10,548
Embarq Corp.	7.995%	6/1/36	9,385	10,298
Graham Holdings Co.	7.250%	2/1/19	2,975	3,502
Grupo Televisa SAB	6.625%	3/18/25	3,350	4,105
Grupo Televisa SAB	8.500%	3/11/32	550	761
Grupo Televisa SAB	6.625%	1/15/40	5,918	7,228
Grupo Televisa SAB	5.000%	5/13/45	5,650	5,597
GTE Corp.	8.750%	11/1/21	2,935	3,904
GTE Corp.	6.940%	4/15/28	13,105	16,372
Interpublic Group of Cos. Inc.	3.750%	2/15/23	5,800	5,824
Interpublic Group of Cos. Inc.	4.200%	4/15/24	16,600	17,105
Koninklijke KPN NV	8.375%	10/1/30	3,533	5,009
McGraw Hill Financial Inc.	5.900%	11/15/17	3,485	3,858
McGraw Hill Financial Inc.	6.550%	11/15/37	6,600	6,873
Moody's Corp.	4.500%	9/1/22	15,250	16,033
Moody's Corp.	4.875%	2/15/24	4,900	5,246
NBCUniversal Media LLC	2.875%	4/1/16	8,375	8,696
NBCUniversal Media LLC	5.150%	4/30/20	7,310	8,384
NBCUniversal Media LLC	4.375%	4/1/21	19,180	21,144
NBCUniversal Media LLC	2.875%	1/15/23	7,775	7,718
NBCUniversal Media LLC	6.400%	4/30/40	21,950	28,116
NBCUniversal Media LLC	5.950%	4/1/41	7,645	9,357
NBCUniversal Media LLC	4.450%	1/15/43	7,125	7,158
New Cingular Wireless Services Inc.	8.750%	3/1/31	145	216
Nippon Telegraph & Telephone Corp.	1.400%	7/18/17	2,125	2,137
Omnicom Group Inc.	5.900%	4/15/16	750	815
Omnicom Group Inc.	6.250%	7/15/19	20	24
Omnicom Group Inc.	4.450%	8/15/20	15,400	16,748
Omnicom Group Inc.	3.625%	5/1/22	21,518	22,141
Orange SA	2.125%	9/16/15	1,500	1,523
Orange SA	2.750%	9/14/16	7,343	7,617
Orange SA	5.375%	7/8/19	6,175	7,032
Orange SA	4.125%	9/14/21	8,525	9,145
Orange SA	9.000%	3/1/31	20,415	30,663
Orange SA	5.375%	1/13/42	9,325	10,215
Orange SA	5.500%	2/6/44	5,036	5,600
Qwest Corp.	6.500%	6/1/17	4,600	5,216
Qwest Corp.	6.750%	12/1/21	10,000	11,545
Qwest Corp.	7.250%	9/15/25	1,360	1,616
Qwest Corp.	6.875%	9/15/33	11,994	12,114
Qwest Corp.	7.125%	11/15/43	13,775	14,051
Reed Elsevier Capital Inc.	3.125%	10/15/22	16,358	16,113
Rogers Communications Inc.	6.800%	8/15/18	16,055	19,094
Rogers Communications Inc.	3.000%	3/15/23	3,175	3,061
Rogers Communications Inc.	7.500%	8/15/38	725	980
Rogers Communications Inc.	5.000%	3/15/44	19,475	20,363
Scripps Networks Interactive Inc.	2.700%	12/15/16	1,230	1,280
TCI Communications Inc.	7.875%	2/15/26	3,268	4,572
TCI Communications Inc.	7.125%	2/15/28	1,347	1,773
Telefonica Emisiones SAU	3.992%	2/16/16	10,333	10,797
Telefonica Emisiones SAU	6.421%	6/20/16	12,910	14,108
Telefonica Emisiones SAU	6.221%	7/3/17	241	272
Telefonica Emisiones SAU	3.192%	4/27/18	15,650	16,117
Telefonica Emisiones SAU	5.877%	7/15/19	7,278	8,393
Telefonica Emisiones SAU	5.134%	4/27/20	10,360	11,498

50

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Telefonica Emisiones SAU	5.462%	2/16/21	15,075	17,072
Telefonica Emisiones SAU	4.570%	4/27/23	11,775	12,418
Telefonica Emisiones SAU	7.045%	6/20/36	9,674	12,218
Telefonica Europe BV	8.250%	9/15/30	11,027	15,018
Thomson Reuters Corp.	1.300%	2/23/17	5,000	4,997
Thomson Reuters Corp.	4.700%	10/15/19	1,825	2,022
Thomson Reuters Corp.	4.300%	11/23/23	6,025	6,293
Thomson Reuters Corp.	5.500%	8/15/35	7,375	7,891
Thomson Reuters Corp.	5.850%	4/15/40	6,475	7,206
Thomson Reuters Corp.	4.500%	5/23/43	1,500	1,421
Thomson Reuters Corp.	5.650%	11/23/43	5,750	6,340
Time Warner Cable Inc.	5.850%	5/1/17	18,370	20,667
Time Warner Cable Inc.	6.750%	7/1/18	20,930	24,730
Time Warner Cable Inc.	8.750%	2/14/19	7,155	9,172
Time Warner Cable Inc.	8.250%	4/1/19	12,320	15,597
Time Warner Cable Inc.	5.000%	2/1/20	18,125	20,331
Time Warner Cable Inc.	4.125%	2/15/21	1,000	1,074
Time Warner Cable Inc.	6.550%	5/1/37	11,561	14,420
Time Warner Cable Inc.	7.300%	7/1/38	4,140	5,561
Time Warner Cable Inc.	6.750%	6/15/39	13,705	17,518
Time Warner Cable Inc.	5.875%	11/15/40	25,197	29,428
Time Warner Cable Inc.	5.500%	9/1/41	7,850	8,780
Time Warner Cable Inc.	4.500%	9/15/42	6,625	6,468
Time Warner Entertainment Co. LP	8.375%	3/15/23	1,865	2,518
Time Warner Entertainment Co. LP	8.375%	7/15/33	7,175	10,513
United States Cellular Corp.	6.700%	12/15/33	8,585	8,772
Verizon Communications Inc.	4.900%	9/15/15	425	447
Verizon Communications Inc.	5.550%	2/15/16	5,217	5,622
Verizon Communications Inc.	3.000%	4/1/16	12,425	12,882
Verizon Communications Inc.	2.500%	9/15/16	23,625	24,342
Verizon Communications Inc.	5.500%	4/1/17	1,500	1,669
Verizon Communications Inc.	1.350%	6/9/17	8,000	8,002
Verizon Communications Inc.	1.100%	11/1/17	1,250	1,237
Verizon Communications Inc.	5.500%	2/15/18	21,597	24,579
Verizon Communications Inc.	6.100%	4/15/18	3,805	4,402
Verizon Communications Inc.	3.650%	9/14/18	36,554	39,064
Verizon Communications Inc.	8.750%	11/1/18	3,487	4,430
Verizon Communications Inc.	6.350%	4/1/19	54,836	64,739
Verizon Communications Inc.	2.550%	6/17/19	3,425	3,475
Verizon Communications Inc.	4.500%	9/15/20	22,845	25,125
Verizon Communications Inc.	3.450%	3/15/21	6,025	6,243
Verizon Communications Inc.	4.600%	4/1/21	12,900	14,223
Verizon Communications Inc.	3.500%	11/1/21	11,950	12,306
Verizon Communications Inc.	2.450%	11/1/22	18,600	17,439
Verizon Communications Inc.	5.150%	9/15/23	93,540	104,625
Verizon Communications Inc.	4.150%	3/15/24	8,000	8,322
Verizon Communications Inc.	7.750%	12/1/30	14,201	19,392
Verizon Communications Inc.	7.750%	6/15/32	70	96
Verizon Communications Inc.	6.400%	9/15/33	42,350	51,868
Verizon Communications Inc.	5.050%	3/15/34	9,225	9,794
Verizon Communications Inc.	5.850%	9/15/35	4,315	5,046
Verizon Communications Inc.	6.250%	4/1/37	895	1,077
Verizon Communications Inc.	6.400%	2/15/38	9,602	11,772
Verizon Communications Inc.	6.900%	4/15/38	18,510	23,826
Verizon Communications Inc.	6.000%	4/1/41	15,450	18,093
Verizon Communications Inc.	4.750%	11/1/41	5,790	5,851
Verizon Communications Inc.	3.850%	11/1/42	4,225	3,713
Verizon Communications Inc.	6.550%	9/15/43	114,035	143,270
Verizon Maryland LLC	5.125%	6/15/33	1,955	1,992
Verizon New England Inc.	7.875%	11/15/29	1,385	1,771
Verizon New York Inc.	7.375%	4/1/32	9,227	11,470
Vodafone Group plc	5.625%	2/27/17	13,056	14,548
Vodafone Group plc	1.625%	3/20/17	24,025	24,213
Vodafone Group plc	1.250%	9/26/17	20,065	19,971

51

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Vodafone Group plc	1.500%	2/19/18	3,200	3,198
	Vodafone Group plc	4.625%	7/15/18	200	222
	Vodafone Group plc	5.450%	6/10/19	14,225	16,341
	Vodafone Group plc	4.375%	3/16/21	500	544
	Vodafone Group plc	2.500%	9/26/22	6,025	5,670
	Vodafone Group plc	2.950%	2/19/23	8,765	8,470
	Vodafone Group plc	7.875%	2/15/30	780	1,080
	Vodafone Group plc	6.250%	11/30/32	7,775	9,531
	Vodafone Group plc	6.150%	2/27/37	6,513	7,768
	Vodafone Group plc	4.375%	2/19/43	9,720	9,165
	WPP Finance 2010	4.750%	11/21/21	12,636	13,851
	WPP Finance 2010	3.625%	9/7/22	8,466	8,641
	WPP Finance 2010	5.625%	11/15/43	2,000	2,175
	Consumer Cyclical (1.8%)
	Advance Auto Parts Inc.	4.500%	12/1/23	5,075	5,348
	Amazon.com Inc.	0.650%	11/27/15	8,175	8,187
	Amazon.com Inc.	1.200%	11/29/17	5,025	4,988
	Amazon.com Inc.	2.500%	11/29/22	18,325	17,343
	American Honda Finance Corp.	1.125%	10/7/16	8,250	8,301
	American Honda Finance Corp.	2.125%	10/10/18	6,500	6,603
	AutoZone Inc.	1.300%	1/13/17	1,350	1,354
	AutoZone Inc.	7.125%	8/1/18	7,950	9,490
	AutoZone Inc.	3.700%	4/15/22	1,750	1,803
	AutoZone Inc.	2.875%	1/15/23	3,525	3,370
	AutoZone Inc.	3.125%	7/15/23	375	363
	BorgWarner Inc.	4.625%	9/15/20	1,000	1,096
	Brinker International Inc.	2.600%	5/15/18	4,675	4,691
	Brinker International Inc.	3.875%	5/15/23	9,800	9,507
	Carnival Corp.	1.200%	2/5/16	4,650	4,676
	Carnival Corp.	1.875%	12/15/17	300	301
	Carnival Corp.	3.950%	10/15/20	750	792
	Costco Wholesale Corp.	5.500%	3/15/17	11,802	13,217
	Costco Wholesale Corp.	1.125%	12/15/17	3,750	3,729
	Costco Wholesale Corp.	1.700%	12/15/19	8,105	7,985
	Cummins Inc.	3.650%	10/1/23	4,425	4,596
	Cummins Inc.	4.875%	10/1/43	5,325	5,849
	CVS Caremark Corp.	3.250%	5/18/15	2,450	2,510
	CVS Caremark Corp.	6.125%	8/15/16	1,161	1,289
	CVS Caremark Corp.	1.200%	12/5/16	400	402
	CVS Caremark Corp.	5.750%	6/1/17	9,224	10,387
	CVS Caremark Corp.	2.250%	12/5/18	1,950	1,975
	CVS Caremark Corp.	4.750%	5/18/20	625	697
	CVS Caremark Corp.	2.750%	12/1/22	275	266
	CVS Caremark Corp.	4.000%	12/5/23	7,345	7,690
	CVS Caremark Corp.	6.250%	6/1/27	27,969	34,640
	CVS Caremark Corp.	6.125%	9/15/39	15,068	18,733
	CVS Caremark Corp.	5.750%	5/15/41	18	21
	CVS Caremark Corp.	5.300%	12/5/43	3,175	3,598
6	Daimler Finance North America LLC	2.625%	9/15/16	5,050	5,226
	Daimler Finance North America LLC	8.500%	1/18/31	11,184	16,945
	Darden Restaurants Inc.	6.200%	10/15/17	8,200	9,371
	Delphi Corp.	4.150%	3/15/24	1,250	1,297
	Dollar General Corp.	4.125%	7/15/17	1,250	1,337
	Dollar General Corp.	3.250%	4/15/23	17,380	16,430
	eBay Inc.	1.625%	10/15/15	9,696	9,849
	eBay Inc.	1.350%	7/15/17	11,256	11,310
	eBay Inc.	3.250%	10/15/20	3,280	3,395
	eBay Inc.	2.600%	7/15/22	3,850	3,687
	eBay Inc.	4.000%	7/15/42	3,368	2,993
	Expedia Inc.	5.950%	8/15/20	1,000	1,132
	Family Dollar Stores Inc.	5.000%	2/1/21	2,550	2,700
	Ford Holdings LLC	9.300%	3/1/30	4,525	6,664
	Ford Motor Co.	6.625%	10/1/28	5,146	6,334

52

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ford Motor Co.	6.375%	2/1/29	6,044	7,243
Ford Motor Co.	7.450%	7/16/31	19,415	25,953
Ford Motor Co.	4.750%	1/15/43	4,271	4,324
Ford Motor Co.	7.400%	11/1/46	5,325	7,275
Ford Motor Credit Co. LLC	5.625%	9/15/15	13,000	13,742
Ford Motor Credit Co. LLC	4.207%	4/15/16	6,150	6,495
Ford Motor Credit Co. LLC	1.700%	5/9/16	7,675	7,772
Ford Motor Credit Co. LLC	3.984%	6/15/16	3,650	3,855
Ford Motor Credit Co. LLC	8.000%	12/15/16	10,000	11,602
Ford Motor Credit Co. LLC	4.250%	2/3/17	5,450	5,849
Ford Motor Credit Co. LLC	3.000%	6/12/17	18,075	18,847
Ford Motor Credit Co. LLC	6.625%	8/15/17	12,573	14,461
Ford Motor Credit Co. LLC	1.724%	12/6/17	8,400	8,404
Ford Motor Credit Co. LLC	2.375%	1/16/18	7,025	7,175
Ford Motor Credit Co. LLC	5.000%	5/15/18	18,220	20,245
Ford Motor Credit Co. LLC	2.875%	10/1/18	8,200	8,481
Ford Motor Credit Co. LLC	2.375%	3/12/19	12,050	12,085
Ford Motor Credit Co. LLC	8.125%	1/15/20	13,225	16,867
Ford Motor Credit Co. LLC	5.750%	2/1/21	16,950	19,688
Ford Motor Credit Co. LLC	5.875%	8/2/21	11,900	13,949
Ford Motor Credit Co. LLC	4.250%	9/20/22	6,700	7,133
Ford Motor Credit Co. LLC	4.375%	8/6/23	20,330	21,667
Gap Inc.	5.950%	4/12/21	15,325	17,628
Historic TW Inc.	9.150%	2/1/23	7,950	11,029
Historic TW Inc.	6.625%	5/15/29	7,845	9,979
Home Depot Inc.	5.400%	3/1/16	11,223	12,104
Home Depot Inc.	2.000%	6/15/19	3,000	2,996
Home Depot Inc.	3.950%	9/15/20	4,800	5,267
Home Depot Inc.	4.400%	4/1/21	33,125	36,957
Home Depot Inc.	2.700%	4/1/23	3,675	3,570
Home Depot Inc.	3.750%	2/15/24	8,900	9,285
Home Depot Inc.	5.875%	12/16/36	7,685	9,479
Home Depot Inc.	5.400%	9/15/40	1,900	2,210
Home Depot Inc.	5.950%	4/1/41	13,593	16,982
Home Depot Inc.	4.200%	4/1/43	9,400	9,259
Home Depot Inc.	4.875%	2/15/44	8,225	8,938
Home Depot Inc.	4.400%	3/15/45	4,250	4,292
Host Hotels & Resorts LP	6.000%	10/1/21	11,075	12,709
Host Hotels & Resorts LP	5.250%	3/15/22	5,000	5,513
Host Hotels & Resorts LP	4.750%	3/1/23	7,450	7,934
Hyatt Hotels Corp.	3.875%	8/15/16	1,475	1,555
Hyatt Hotels Corp.	5.375%	8/15/21	1,250	1,412
Hyatt Hotels Corp.	3.375%	7/15/23	2,875	2,805
International Game Technology	7.500%	6/15/19	3,625	4,122
International Game Technology	5.500%	6/15/20	3,000	3,196
Johnson Controls Inc.	5.500%	1/15/16	2,900	3,111
Johnson Controls Inc.	5.000%	3/30/20	21,987	24,562
Johnson Controls Inc.	3.750%	12/1/21	50	52
Johnson Controls Inc.	6.000%	1/15/36	2,100	2,512
Johnson Controls Inc.	5.700%	3/1/41	1,300	1,518
Johnson Controls Inc.	5.250%	12/1/41	5,183	5,721
Johnson Controls Inc.	4.950%	7/2/64	2,150	2,173
Kohl's Corp.	6.250%	12/15/17	2,725	3,140
Kohl's Corp.	4.000%	11/1/21	5,725	5,971
Kohl's Corp.	3.250%	2/1/23	2,518	2,435
Kohl's Corp.	6.000%	1/15/33	725	809
Kohl's Corp.	6.875%	12/15/37	3,325	4,074
Lowe's Cos. Inc.	5.000%	10/15/15	20	21
Lowe's Cos. Inc.	2.125%	4/15/16	150	154
Lowe's Cos. Inc.	5.400%	10/15/16	15,600	17,224
Lowe's Cos. Inc.	1.625%	4/15/17	7,175	7,272
Lowe's Cos. Inc.	6.100%	9/15/17	3,350	3,838
Lowe's Cos. Inc.	4.625%	4/15/20	75	84
Lowe's Cos. Inc.	3.800%	11/15/21	2,550	2,718

53

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Lowe's Cos. Inc.	3.120%	4/15/22	3,525	3,578
	Lowe's Cos. Inc.	3.875%	9/15/23	3,675	3,873
	Lowe's Cos. Inc.	6.875%	2/15/28	560	720
	Lowe's Cos. Inc.	6.500%	3/15/29	3,694	4,608
	Lowe's Cos. Inc.	5.500%	10/15/35	318	369
	Lowe's Cos. Inc.	5.800%	10/15/36	8,549	10,291
	Lowe's Cos. Inc.	5.800%	4/15/40	675	817
	Lowe's Cos. Inc.	5.125%	11/15/41	5,750	6,379
	Lowe's Cos. Inc.	4.650%	4/15/42	10,968	11,493
	Lowe's Cos. Inc.	5.000%	9/15/43	1,825	2,007
	Macy's Retail Holdings Inc.	7.875%	7/15/15	10,350	11,117
	Macy's Retail Holdings Inc.	5.900%	12/1/16	10,015	11,161
	Macy's Retail Holdings Inc.	7.450%	7/15/17	4,950	5,814
	Macy's Retail Holdings Inc.	3.875%	1/15/22	7,700	8,038
	Macy's Retail Holdings Inc.	2.875%	2/15/23	1,648	1,581
	Macy's Retail Holdings Inc.	6.650%	7/15/24	50	62
	Macy's Retail Holdings Inc.	6.900%	4/1/29	14,858	18,627
	Macy's Retail Holdings Inc.	6.900%	1/15/32	25	31
	Macy's Retail Holdings Inc.	6.700%	7/15/34	250	315
	Macy's Retail Holdings Inc.	6.375%	3/15/37	8,925	11,082
	Macy's Retail Holdings Inc.	5.125%	1/15/42	1,700	1,802
	Macy's Retail Holdings Inc.	4.300%	2/15/43	893	837
6	Marks & Spencer plc	6.250%	12/1/17	250	282
	Marriott International Inc.	6.200%	6/15/16	1,500	1,647
	Marriott International Inc.	6.375%	6/15/17	1,750	1,991
	Marriott International Inc.	3.000%	3/1/19	2,300	2,381
	Marriott International Inc.	3.375%	10/15/20	9,600	9,959
	MasterCard Inc.	2.000%	4/1/19	3,875	3,891
	MasterCard Inc.	3.375%	4/1/24	7,000	7,100
	McDonald's Corp.	0.750%	5/29/15	2,750	2,762
	McDonald's Corp.	5.300%	3/15/17	2,950	3,282
	McDonald's Corp.	5.800%	10/15/17	5,580	6,363
	McDonald's Corp.	5.350%	3/1/18	8,225	9,334
	McDonald's Corp.	5.000%	2/1/19	3,150	3,581
	McDonald's Corp.	1.875%	5/29/19	7,100	7,105
	McDonald's Corp.	3.500%	7/15/20	100	107
	McDonald's Corp.	2.625%	1/15/22	900	893
	McDonald's Corp.	3.250%	6/10/24	600	602
	McDonald's Corp.	6.300%	10/15/37	3,628	4,688
	McDonald's Corp.	6.300%	3/1/38	7,850	10,110
	McDonald's Corp.	5.700%	2/1/39	2,500	3,032
	McDonald's Corp.	3.700%	2/15/42	4,469	4,105
	McDonald's Corp.	3.625%	5/1/43	6,825	6,161
	MDC Holdings Inc.	5.500%	1/15/24	950	988
	MDC Holdings Inc.	6.000%	1/15/43	3,000	2,896
	NIKE Inc.	2.250%	5/1/23	805	758
	NIKE Inc.	3.625%	5/1/43	1,800	1,653
	Nordstrom Inc.	6.250%	1/15/18	11,075	12,813
	Nordstrom Inc.	4.750%	5/1/20	2,875	3,206
	Nordstrom Inc.	4.000%	10/15/21	14,516	15,515
	Nordstrom Inc.	6.950%	3/15/28	3,175	4,119
	Nordstrom Inc.	5.000%	1/15/44	4,910	5,342
	NVR Inc.	3.950%	9/15/22	3,800	3,855
	O'Reilly Automotive Inc.	4.875%	1/14/21	900	986
	O'Reilly Automotive Inc.	4.625%	9/15/21	5,325	5,762
	O'Reilly Automotive Inc.	3.800%	9/1/22	4,861	4,969
	O'Reilly Automotive Inc.	3.850%	6/15/23	1,400	1,431
	PACCAR Financial Corp.	0.800%	2/8/16	3,650	3,666
	PACCAR Financial Corp.	1.150%	8/16/16	10,000	10,077
	PACCAR Financial Corp.	1.600%	3/15/17	1,165	1,179
	PACCAR Financial Corp.	1.100%	6/6/17	500	499
	QVC Inc.	3.125%	4/1/19	3,100	3,153
	QVC Inc.	5.125%	7/2/22	875	932
	QVC Inc.	4.375%	3/15/23	1,050	1,066

54

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
QVC Inc.	4.850%	4/1/24	6,050	6,330
QVC Inc.	5.950%	3/15/43	4,425	4,743
Ralph Lauren Corp.	2.125%	9/26/18	2,900	2,932
Signet UK Finance plc	4.700%	6/15/24	2,475	2,478
Staples Inc.	2.750%	1/12/18	9,600	9,700
Staples Inc.	4.375%	1/12/23	3,700	3,716
Starbucks Corp.	0.875%	12/5/16	6,725	6,732
Starbucks Corp.	2.000%	12/5/18	4,600	4,633
Starbucks Corp.	3.850%	10/1/23	5,500	5,778
Starwood Hotels & Resorts Worldwide Inc.	6.750%	5/15/18	10	12
Starwood Hotels & Resorts Worldwide Inc.	3.125%	2/15/23	3,116	2,969
Target Corp.	5.875%	7/15/16	9,600	10,595
Target Corp.	5.375%	5/1/17	9,100	10,180
Target Corp.	6.000%	1/15/18	5,650	6,509
Target Corp.	2.300%	6/26/19	5,000	5,036
Target Corp.	3.875%	7/15/20	2,650	2,861
Target Corp.	2.900%	1/15/22	9,940	9,965
Target Corp.	3.500%	7/1/24	8,800	8,894
Target Corp.	6.350%	11/1/32	7,645	9,628
Target Corp.	6.500%	10/15/37	8,670	11,395
Target Corp.	7.000%	1/15/38	9,892	13,782
Target Corp.	4.000%	7/1/42	9,100	8,600
Time Warner Cos. Inc.	7.570%	2/1/24	1,680	2,170
Time Warner Cos. Inc.	6.950%	1/15/28	85	109
Time Warner Inc.	3.150%	7/15/15	1,715	1,762
Time Warner Inc.	5.875%	11/15/16	18,535	20,624
Time Warner Inc.	2.100%	6/1/19	10,525	10,477
Time Warner Inc.	4.875%	3/15/20	4,095	4,588
Time Warner Inc.	4.700%	1/15/21	3,320	3,675
Time Warner Inc.	4.750%	3/29/21	6,875	7,620
Time Warner Inc.	4.000%	1/15/22	2,400	2,532
Time Warner Inc.	4.050%	12/15/23	475	493
Time Warner Inc.	3.550%	6/1/24	7,500	7,436
Time Warner Inc.	7.625%	4/15/31	13,715	18,862
Time Warner Inc.	7.700%	5/1/32	12,810	17,854
Time Warner Inc.	6.500%	11/15/36	8,150	10,010
Time Warner Inc.	6.200%	3/15/40	4,895	5,802
Time Warner Inc.	6.100%	7/15/40	10,300	12,122
Time Warner Inc.	6.250%	3/29/41	11,195	13,431
Time Warner Inc.	5.375%	10/15/41	2,275	2,469
Time Warner Inc.	5.350%	12/15/43	1,850	2,015
Time Warner Inc.	4.650%	6/1/44	8,110	7,967
TJX Cos. Inc.	6.950%	4/15/19	17,610	21,416
TJX Cos. Inc.	2.750%	6/15/21	2,075	2,077
TJX Cos. Inc.	2.500%	5/15/23	50	48
Toyota Motor Credit Corp.	2.800%	1/11/16	2,000	2,069
Toyota Motor Credit Corp.	2.000%	9/15/16	8,650	8,876
Toyota Motor Credit Corp.	2.050%	1/12/17	18,400	18,862
Toyota Motor Credit Corp.	1.125%	5/16/17	4,000	4,006
Toyota Motor Credit Corp.	1.250%	10/5/17	6,300	6,298
Toyota Motor Credit Corp.	1.375%	1/10/18	14,000	13,998
Toyota Motor Credit Corp.	2.000%	10/24/18	5,675	5,739
Toyota Motor Credit Corp.	2.100%	1/17/19	4,675	4,716
Toyota Motor Credit Corp.	4.500%	6/17/20	5,400	5,992
Toyota Motor Credit Corp.	4.250%	1/11/21	4,075	4,465
Toyota Motor Credit Corp.	2.750%	5/17/21	7,250	7,294
Toyota Motor Credit Corp.	3.400%	9/15/21	7,449	7,766
Toyota Motor Credit Corp.	3.300%	1/12/22	16,800	17,294
Toyota Motor Credit Corp.	2.625%	1/10/23	13,625	13,220
VF Corp.	5.950%	11/1/17	2,700	3,099
VF Corp.	3.500%	9/1/21	8,000	8,354
VF Corp.	6.450%	11/1/37	2,398	3,064
Viacom Inc.	4.250%	9/15/15	300	313
Viacom Inc.	6.250%	4/30/16	3,525	3,872

55

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Viacom Inc.	2.500%	12/15/16	2,950	3,042
Viacom Inc.	3.500%	4/1/17	12,025	12,763
Viacom Inc.	6.125%	10/5/17	6,405	7,345
Viacom Inc.	2.500%	9/1/18	175	179
Viacom Inc.	2.200%	4/1/19	12,100	12,122
Viacom Inc.	5.625%	9/15/19	14,810	17,086
Viacom Inc.	3.875%	12/15/21	1,250	1,308
Viacom Inc.	4.250%	9/1/23	1,275	1,338
Viacom Inc.	3.875%	4/1/24	6,000	6,103
Viacom Inc.	6.875%	4/30/36	9,423	11,913
Viacom Inc.	4.500%	2/27/42	3,425	3,273
Viacom Inc.	4.375%	3/15/43	1,123	1,041
Viacom Inc.	5.850%	9/1/43	9,050	10,375
Viacom Inc.	5.250%	4/1/44	10,350	10,928
Wal-Mart Stores Inc.	4.500%	7/1/15	2,450	2,553
Wal-Mart Stores Inc.	2.250%	7/8/15	5,150	5,254
Wal-Mart Stores Inc.	1.500%	10/25/15	22,160	22,496
Wal-Mart Stores Inc.	2.800%	4/15/16	300	312
Wal-Mart Stores Inc.	5.375%	4/5/17	2,150	2,406
Wal-Mart Stores Inc.	5.800%	2/15/18	13,450	15,505
Wal-Mart Stores Inc.	3.625%	7/8/20	38,550	41,407
Wal-Mart Stores Inc.	3.250%	10/25/20	29,550	31,033
Wal-Mart Stores Inc.	4.250%	4/15/21	16,900	18,686
Wal-Mart Stores Inc.	2.550%	4/11/23	9,500	9,134
Wal-Mart Stores Inc.	5.875%	4/5/27	18,980	23,556
Wal-Mart Stores Inc.	7.550%	2/15/30	13,390	19,024
Wal-Mart Stores Inc.	5.250%	9/1/35	6,201	7,145
Wal-Mart Stores Inc.	6.500%	8/15/37	22,686	29,906
Wal-Mart Stores Inc.	6.200%	4/15/38	5,819	7,433
Wal-Mart Stores Inc.	5.625%	4/1/40	4,250	5,121
Wal-Mart Stores Inc.	4.875%	7/8/40	2,325	2,560
Wal-Mart Stores Inc.	5.000%	10/25/40	2,800	3,116
Wal-Mart Stores Inc.	5.625%	4/15/41	20,995	25,313
Wal-Mart Stores Inc.	4.000%	4/11/43	9,246	8,847
Wal-Mart Stores Inc.	4.750%	10/2/43	10,150	10,921
Wal-Mart Stores Inc.	4.300%	4/22/44	4,000	3,999
Walgreen Co.	1.800%	9/15/17	3,500	3,534
Walgreen Co.	5.250%	1/15/19	4,125	4,681
Walgreen Co.	3.100%	9/15/22	9,350	9,175
Walgreen Co.	4.400%	9/15/42	7,475	7,193
Walt Disney Co.	0.450%	12/1/15	4,000	4,006
Walt Disney Co.	1.350%	8/16/16	1,500	1,520
Walt Disney Co.	5.625%	9/15/16	5,775	6,389
Walt Disney Co.	1.125%	2/15/17	4,671	4,695
Walt Disney Co.	0.875%	5/30/17	5,725	5,701
Walt Disney Co.	1.100%	12/1/17	10,408	10,353
Walt Disney Co.	5.875%	12/15/17	5,360	6,165
Walt Disney Co.	1.850%	5/30/19	4,975	4,948
Walt Disney Co.	2.750%	8/16/21	7,600	7,667
Walt Disney Co.	2.550%	2/15/22	5,586	5,516
Walt Disney Co.	2.350%	12/1/22	3,100	2,982
Walt Disney Co.	7.000%	3/1/32	1,993	2,732
Walt Disney Co.	4.375%	8/16/41	3,560	3,648
Walt Disney Co.	4.125%	12/1/41	10,525	10,328
Walt Disney Co.	3.700%	12/1/42	4,670	4,306
Walt Disney Co.	4.125%	6/1/44	9,250	9,115
Western Union Co.	5.930%	10/1/16	3,525	3,872
Western Union Co.	5.253%	4/1/20	3,946	4,368
Western Union Co.	6.200%	11/17/36	5,973	6,238
Western Union Co.	6.200%	6/21/40	5,225	5,438
Wyndham Worldwide Corp.	2.950%	3/1/17	900	934
Wyndham Worldwide Corp.	2.500%	3/1/18	1,150	1,168
Wyndham Worldwide Corp.	4.250%	3/1/22	10,545	10,834
Wyndham Worldwide Corp.	3.900%	3/1/23	500	502

56

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Yum! Brands Inc.	6.250%	4/15/16	3,535	3,857
	Yum! Brands Inc.	6.250%	3/15/18	1,325	1,519
	Yum! Brands Inc.	3.875%	11/1/20	825	867
	Consumer Noncyclical (3.4%)
	Abbott Laboratories	5.125%	4/1/19	19,951	22,809
	Abbott Laboratories	4.125%	5/27/20	9,478	10,472
	Abbott Laboratories	6.150%	11/30/37	6,043	7,798
	Abbott Laboratories	6.000%	4/1/39	1,175	1,494
	Abbott Laboratories	5.300%	5/27/40	50	59
	AbbVie Inc.	1.200%	11/6/15	25,375	25,537
	AbbVie Inc.	1.750%	11/6/17	28,425	28,545
	AbbVie Inc.	2.000%	11/6/18	12,350	12,382
	AbbVie Inc.	2.900%	11/6/22	25,113	24,272
	AbbVie Inc.	4.400%	11/6/42	22,269	21,529
6	Actavis Funding SCS	1.300%	6/15/17	13,600	13,553
6	Actavis Funding SCS	3.850%	6/15/24	4,475	4,500
6	Actavis Funding SCS	4.850%	6/15/44	13,190	13,232
	Actavis Inc.	1.875%	10/1/17	9,065	9,138
	Actavis Inc.	6.125%	8/15/19	5,875	6,905
	Actavis Inc.	3.250%	10/1/22	18,117	17,778
	Actavis Inc.	4.625%	10/1/42	5,450	5,327
	Allergan Inc.	5.750%	4/1/16	4,495	4,844
	Allergan Inc.	3.375%	9/15/20	2,530	2,499
	Allergan Inc.	2.800%	3/15/23	3,125	2,812
	Altria Group Inc.	4.125%	9/11/15	425	442
	Altria Group Inc.	9.700%	11/10/18	7,363	9,661
	Altria Group Inc.	9.250%	8/6/19	11,035	14,670
	Altria Group Inc.	4.750%	5/5/21	3,535	3,898
	Altria Group Inc.	2.850%	8/9/22	7,050	6,790
	Altria Group Inc.	2.950%	5/2/23	7,825	7,470
	Altria Group Inc.	4.000%	1/31/24	6,625	6,792
	Altria Group Inc.	9.950%	11/10/38	5,234	8,675
	Altria Group Inc.	10.200%	2/6/39	17,060	28,887
	Altria Group Inc.	4.250%	8/9/42	14,146	13,177
	Altria Group Inc.	4.500%	5/2/43	10,584	10,185
	Altria Group Inc.	5.375%	1/31/44	10,925	11,944
	AmerisourceBergen Corp.	4.875%	11/15/19	5,345	6,031
	AmerisourceBergen Corp.	3.500%	11/15/21	3,900	4,051
	AmerisourceBergen Corp.	3.400%	5/15/24	5,700	5,665
	Amgen Inc.	2.300%	6/15/16	11,225	11,543
	Amgen Inc.	2.500%	11/15/16	7,175	7,431
	Amgen Inc.	2.125%	5/15/17	6,900	7,071
	Amgen Inc.	5.850%	6/1/17	11,120	12,537
	Amgen Inc.	5.700%	2/1/19	18,025	20,836
	Amgen Inc.	3.450%	10/1/20	6,350	6,649
	Amgen Inc.	4.100%	6/15/21	8,950	9,637
	Amgen Inc.	3.875%	11/15/21	10,850	11,515
	Amgen Inc.	3.625%	5/15/22	12,524	12,906
	Amgen Inc.	3.625%	5/22/24	7,000	7,059
	Amgen Inc.	6.375%	6/1/37	1,721	2,128
	Amgen Inc.	6.900%	6/1/38	11,080	14,479
	Amgen Inc.	6.400%	2/1/39	10,192	12,682
	Amgen Inc.	5.750%	3/15/40	4,935	5,710
	Amgen Inc.	4.950%	10/1/41	2,270	2,385
	Amgen Inc.	5.150%	11/15/41	19,645	21,057
	Amgen Inc.	5.650%	6/15/42	10,021	11,423
	Amgen Inc.	5.375%	5/15/43	2,125	2,343
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	8,850	9,887
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	12,448	14,161
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	2,275	2,989
	Anheuser-Busch Cos. LLC	5.950%	1/15/33	10	12
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	5,995	7,223
	Anheuser-Busch Cos. LLC	6.450%	9/1/37	670	885

57

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Finance Inc.	1.125%	1/27/17	5,200	5,224
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	10,950	10,875
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	19,950	20,073
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	6,200	5,952
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	19,300	19,796
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	8,815	8,381
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	6,400	6,625
	Anheuser-Busch InBev Worldwide Inc.	0.800%	7/15/15	21,733	21,831
	Anheuser-Busch InBev Worldwide Inc.	1.375%	7/15/17	11,422	11,454
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	14,962	18,491
	Anheuser-Busch InBev Worldwide Inc.	6.875%	11/15/19	6,900	8,497
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	28,707	33,094
	Anheuser-Busch InBev Worldwide Inc.	5.000%	4/15/20	10,090	11,470
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	6,650	7,340
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	16,399	15,712
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	6,818	10,404
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	10,603	13,716
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	21,455	19,443
	Archer-Daniels-Midland Co.	8.375%	4/15/17	525	627
	Archer-Daniels-Midland Co.	5.450%	3/15/18	8,900	10,116
	Archer-Daniels-Midland Co.	4.479%	3/1/21	5,100	5,642
	Archer-Daniels-Midland Co.	5.935%	10/1/32	4,275	5,219
	Archer-Daniels-Midland Co.	5.375%	9/15/35	3,618	4,204
	Archer-Daniels-Midland Co.	5.765%	3/1/41	8,285	10,228
	Archer-Daniels-Midland Co.	4.535%	3/26/42	18	19
	Archer-Daniels-Midland Co.	4.016%	4/16/43	3,565	3,438
3	Ascension Health Alliance	4.847%	11/15/53	9,100	9,963
	AstraZeneca plc	5.900%	9/15/17	17,725	20,212
	AstraZeneca plc	1.950%	9/18/19	475	474
	AstraZeneca plc	6.450%	9/15/37	20,916	27,037
	AstraZeneca plc	4.000%	9/18/42	10,950	10,347
	Avon Products Inc.	2.375%	3/15/16	2,600	2,641
	Avon Products Inc.	5.750%	3/1/18	1,982	2,164
	Avon Products Inc.	6.500%	3/1/19	410	461
	Avon Products Inc.	4.600%	3/15/20	6,550	6,810
	Avon Products Inc.	5.000%	3/15/23	2,625	2,669
	Avon Products Inc.	6.950%	3/15/43	6,200	6,347
	Baptist Health South Florida Obligated Group Revenue	4.590%	8/15/21	1,000	1,077
	Baxter International Inc.	5.900%	9/1/16	1,700	1,883
	Baxter International Inc.	5.375%	6/1/18	5,000	5,674
	Baxter International Inc.	1.850%	6/15/18	10,675	10,708
	Baxter International Inc.	2.400%	8/15/22	3,895	3,678
	Baxter International Inc.	6.250%	12/1/37	3,925	4,992
	Baxter International Inc.	3.650%	8/15/42	6,278	5,550
	Beam Suntory Inc.	5.375%	1/15/16	5	5
	Beam Suntory Inc.	1.875%	5/15/17	1,025	1,035
	Beam Suntory Inc.	1.750%	6/15/18	275	271
	Beam Suntory Inc.	3.250%	5/15/22	2,050	2,028
	Beam Suntory Inc.	3.250%	6/15/23	550	541
	Becton Dickinson & Co.	1.750%	11/8/16	1,700	1,736
	Becton Dickinson & Co.	5.000%	5/15/19	1,475	1,672
	Becton Dickinson & Co.	3.250%	11/12/20	5,325	5,552
	Becton Dickinson & Co.	3.125%	11/8/21	15,193	15,587
	Becton Dickinson & Co.	6.000%	5/15/39	1,000	1,260
	Becton Dickinson & Co.	5.000%	11/12/40	175	194
	Biogen Idec Inc.	6.875%	3/1/18	12,825	15,052
	Boston Scientific Corp.	6.250%	11/15/15	12,151	13,021
	Boston Scientific Corp.	5.125%	1/12/17	10,000	10,918
	Boston Scientific Corp.	2.650%	10/1/18	5,250	5,371
	Boston Scientific Corp.	6.000%	1/15/20	8,095	9,438
	Boston Scientific Corp.	4.125%	10/1/23	150	156
	Boston Scientific Corp.	7.000%	11/15/35	6,400	8,308
	Boston Scientific Corp.	7.375%	1/15/40	2,150	2,963
	Bottling Group LLC	5.500%	4/1/16	19,185	20,813

58

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Bottling Group LLC	5.125%	1/15/19	4,800	5,452
	Bristol-Myers Squibb Co.	0.875%	8/1/17	6,875	6,814
	Bristol-Myers Squibb Co.	1.750%	3/1/19	1,750	1,735
	Bristol-Myers Squibb Co.	2.000%	8/1/22	4,334	4,027
	Bristol-Myers Squibb Co.	7.150%	6/15/23	400	519
	Bristol-Myers Squibb Co.	3.250%	11/1/23	2,975	3,000
	Bristol-Myers Squibb Co.	6.800%	11/15/26	290	378
	Bristol-Myers Squibb Co.	5.875%	11/15/36	13,857	17,084
	Bristol-Myers Squibb Co.	6.125%	5/1/38	1,925	2,432
	Bristol-Myers Squibb Co.	3.250%	8/1/42	4,405	3,661
	Bristol-Myers Squibb Co.	6.875%	8/1/97	1,030	1,426
	Brown-Forman Corp.	1.000%	1/15/18	1,275	1,252
	Brown-Forman Corp.	2.250%	1/15/23	2,400	2,222
	Brown-Forman Corp.	3.750%	1/15/43	1,675	1,540
	Bunge Ltd. Finance Corp.	5.100%	7/15/15	5,625	5,864
	Bunge Ltd. Finance Corp.	4.100%	3/15/16	3,750	3,939
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	14,950	18,778
	Campbell Soup Co.	3.050%	7/15/17	1,275	1,340
	Campbell Soup Co.	4.250%	4/15/21	3,850	4,130
	Campbell Soup Co.	2.500%	8/2/22	3,575	3,370
	Campbell Soup Co.	3.800%	8/2/42	4,728	4,081
	Cardinal Health Inc.	1.700%	3/15/18	1,125	1,121
	Cardinal Health Inc.	4.625%	12/15/20	9,340	10,387
	Cardinal Health Inc.	3.200%	6/15/22	20	20
	Cardinal Health Inc.	3.200%	3/15/23	6,175	6,118
	Cardinal Health Inc.	4.600%	3/15/43	2,125	2,159
	CareFusion Corp.	6.375%	8/1/19	10,532	12,325
3	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	9,250	8,849
	Celgene Corp.	2.450%	10/15/15	2,150	2,198
	Celgene Corp.	1.900%	8/15/17	2,675	2,710
	Celgene Corp.	2.300%	8/15/18	1,075	1,093
	Celgene Corp.	2.250%	5/15/19	5,750	5,772
	Celgene Corp.	3.950%	10/15/20	1,325	1,413
	Celgene Corp.	3.250%	8/15/22	19,825	19,834
	Celgene Corp.	4.000%	8/15/23	2,500	2,594
	Celgene Corp.	3.625%	5/15/24	6,375	6,386
	Celgene Corp.	5.700%	10/15/40	1,650	1,903
	Celgene Corp.	5.250%	8/15/43	5,000	5,450
	Celgene Corp.	4.625%	5/15/44	8,600	8,619
	Church & Dwight Co. Inc.	3.350%	12/15/15	2,375	2,466
	Clorox Co.	3.550%	11/1/15	1,825	1,896
	Clorox Co.	5.950%	10/15/17	15,415	17,594
	Clorox Co.	3.800%	11/15/21	100	105
	Clorox Co.	3.050%	9/15/22	175	174
	Coca-Cola Co.	1.500%	11/15/15	11,620	11,797
	Coca-Cola Co.	1.800%	9/1/16	10,000	10,235
	Coca-Cola Co.	5.350%	11/15/17	5,750	6,531
	Coca-Cola Co.	1.150%	4/1/18	350	347
	Coca-Cola Co.	1.650%	11/1/18	19,000	19,041
	Coca-Cola Co.	4.875%	3/15/19	11,175	12,723
	Coca-Cola Co.	2.450%	11/1/20	9,300	9,377
	Coca-Cola Co.	3.150%	11/15/20	8,100	8,506
	Coca-Cola Co.	3.300%	9/1/21	9,075	9,443
	Coca-Cola Co.	3.200%	11/1/23	7,750	7,829
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	3,550	3,703
	Coca-Cola Enterprises Inc.	3.250%	8/19/21	1,575	1,604
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	450	455
	Coca-Cola Femsa SAB de CV	4.625%	2/15/20	1,550	1,702
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	12,500	12,894
	Coca-Cola Femsa SAB de CV	5.250%	11/26/43	15,650	17,279
	Coca-Cola HBC Finance BV	5.500%	9/17/15	8,150	8,552
	Coca-Cola Refreshments USA Inc.	8.500%	2/1/22	6,361	8,525
	Colgate-Palmolive Co.	3.150%	8/5/15	75	77
	Colgate-Palmolive Co.	1.300%	1/15/17	7,175	7,276

59

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Colgate-Palmolive Co.	2.625%	5/1/17	700	732
Colgate-Palmolive Co.	2.450%	11/15/21	3,500	3,495
Colgate-Palmolive Co.	1.950%	2/1/23	1,250	1,163
Colgate-Palmolive Co.	2.100%	5/1/23	5,125	4,772
Colgate-Palmolive Co.	3.250%	3/15/24	4,625	4,705
ConAgra Foods Inc.	1.350%	9/10/15	3,965	3,997
ConAgra Foods Inc.	1.300%	1/25/16	350	353
ConAgra Foods Inc.	5.819%	6/15/17	951	1,069
ConAgra Foods Inc.	1.900%	1/25/18	16,720	16,796
ConAgra Foods Inc.	7.000%	4/15/19	810	975
ConAgra Foods Inc.	3.250%	9/15/22	7,320	7,178
ConAgra Foods Inc.	3.200%	1/25/23	11,332	10,949
ConAgra Foods Inc.	7.125%	10/1/26	3,245	4,102
ConAgra Foods Inc.	7.000%	10/1/28	1,020	1,301
ConAgra Foods Inc.	8.250%	9/15/30	4,799	6,790
ConAgra Foods Inc.	6.625%	8/15/39	3,565	4,441
ConAgra Foods Inc.	4.650%	1/25/43	8,750	8,546
Covidien International Finance SA	2.800%	6/15/15	1,750	1,787
Covidien International Finance SA	6.000%	10/15/17	4,760	5,445
Covidien International Finance SA	3.200%	6/15/22	5,425	5,477
Covidien International Finance SA	2.950%	6/15/23	7,900	7,685
Covidien International Finance SA	6.550%	10/15/37	10,041	13,166
CR Bard Inc.	1.375%	1/15/18	3,250	3,222
CR Bard Inc.	6.700%	12/1/26	5,250	6,701
Delhaize Group SA	6.500%	6/15/17	3,700	4,185
Delhaize Group SA	4.125%	4/10/19	500	525
Delhaize Group SA	5.700%	10/1/40	5,532	5,892
DENTSPLY International Inc.	2.750%	8/15/16	2,800	2,901
DENTSPLY International Inc.	4.125%	8/15/21	1,575	1,652
Diageo Capital plc	0.625%	4/29/16	5,650	5,643
Diageo Capital plc	5.500%	9/30/16	1,275	1,406
Diageo Capital plc	1.500%	5/11/17	13,245	13,379
Diageo Capital plc	5.750%	10/23/17	4,687	5,343
Diageo Capital plc	1.125%	4/29/18	3,267	3,203
Diageo Capital plc	4.828%	7/15/20	1,655	1,865
Diageo Capital plc	2.625%	4/29/23	15,050	14,385
Diageo Capital plc	5.875%	9/30/36	1,895	2,292
Diageo Capital plc	3.875%	4/29/43	5,000	4,627
Diageo Finance BV	3.250%	1/15/15	375	381
Diageo Finance BV	5.300%	10/28/15	7,601	8,081
Diageo Investment Corp.	2.875%	5/11/22	2,425	2,402
Diageo Investment Corp.	7.450%	4/15/35	1,000	1,402
Diageo Investment Corp.	4.250%	5/11/42	4,148	4,068
Dignity Health California GO	3.125%	11/1/22	2,100	1,996
Dignity Health California GO	4.500%	11/1/42	8,325	7,684
Dr Pepper Snapple Group Inc.	2.900%	1/15/16	1,150	1,189
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	5,847	6,869
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	6,050	6,162
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	275	270
Dr Pepper Snapple Group Inc.	3.200%	11/15/21	1,225	1,245
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	2,475	2,377
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	950	1,329
Edwards Lifesciences Corp.	2.875%	10/15/18	1,550	1,582
Eli Lilly & Co.	5.200%	3/15/17	7,775	8,645
Eli Lilly & Co.	1.950%	3/15/19	8,475	8,533
Eli Lilly & Co.	7.125%	6/1/25	220	292
Eli Lilly & Co.	5.500%	3/15/27	5,768	6,907
Eli Lilly & Co.	6.770%	1/1/36	1,250	1,667
Eli Lilly & Co.	5.550%	3/15/37	3,854	4,584
Eli Lilly & Co.	5.950%	11/15/37	700	873
Eli Lilly & Co.	4.650%	6/15/44	7,200	7,569
Energizer Holdings Inc.	4.700%	5/19/21	3,650	3,757
Energizer Holdings Inc.	4.700%	5/24/22	575	590
Estee Lauder Cos. Inc.	2.350%	8/15/22	1,500	1,423

60

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Estee Lauder Cos. Inc.	6.000%	5/15/37	2,605	3,184
Estee Lauder Cos. Inc.	3.700%	8/15/42	5,144	4,650
Express Scripts Holding Co.	3.125%	5/15/16	7,150	7,446
Express Scripts Holding Co.	2.650%	2/15/17	24,525	25,458
Express Scripts Holding Co.	7.250%	6/15/19	1,945	2,385
Express Scripts Holding Co.	4.750%	11/15/21	13,871	15,355
Express Scripts Holding Co.	3.900%	2/15/22	20,642	21,635
Express Scripts Holding Co.	6.125%	11/15/41	4,178	5,059
Flowers Foods Inc.	4.375%	4/1/22	1,900	1,994
Fomento Economico Mexicano SAB de CV	2.875%	5/10/23	1,000	942
Fomento Economico Mexicano SAB de CV	4.375%	5/10/43	4,100	3,855
Genentech Inc.	4.750%	7/15/15	2,675	2,797
Genentech Inc.	5.250%	7/15/35	3,125	3,608
General Mills Inc.	0.875%	1/29/16	150	151
General Mills Inc.	5.700%	2/15/17	24,685	27,626
General Mills Inc.	5.650%	2/15/19	15,317	17,742
General Mills Inc.	3.150%	12/15/21	5,175	5,281
General Mills Inc.	5.400%	6/15/40	550	619
General Mills Inc.	4.150%	2/15/43	375	363
Gilead Sciences Inc.	3.050%	12/1/16	7,475	7,835
Gilead Sciences Inc.	2.050%	4/1/19	3,200	3,199
Gilead Sciences Inc.	4.500%	4/1/21	10,656	11,815
Gilead Sciences Inc.	4.400%	12/1/21	5,400	5,928
Gilead Sciences Inc.	3.700%	4/1/24	16,125	16,532
Gilead Sciences Inc.	5.650%	12/1/41	7,695	9,025
Gilead Sciences Inc.	4.800%	4/1/44	24,500	26,026
GlaxoSmithKline Capital Inc.	0.700%	3/18/16	9,625	9,648
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	23,658	27,085
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	1,400	1,363
GlaxoSmithKline Capital Inc.	5.375%	4/15/34	3,600	4,228
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	28,426	36,863
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	8,300	8,203
GlaxoSmithKline Capital plc	1.500%	5/8/17	1,000	1,011
GlaxoSmithKline Capital plc	2.850%	5/8/22	1,395	1,376
Hasbro Inc.	6.300%	9/15/17	5,450	6,196
Hasbro Inc.	6.350%	3/15/40	9,326	11,134
Hasbro Inc.	5.100%	5/15/44	3,750	3,866
Hershey Co.	5.450%	9/1/16	1,275	1,404
Hershey Co.	4.125%	12/1/20	3,325	3,654
Hillshire Brands Co.	4.100%	9/15/20	187	194
Hormel Foods Corp.	4.125%	4/15/21	1,300	1,410
Ingredion Inc.	3.200%	11/1/15	650	670
Ingredion Inc.	4.625%	11/1/20	885	960
Ingredion Inc.	6.625%	4/15/37	1,175	1,449
International Flavors & Fragrances Inc.	3.200%	5/1/23	1,000	971
JM Smucker Co.	3.500%	10/15/21	2,200	2,277
Johnson & Johnson	5.550%	8/15/17	4,695	5,344
Johnson & Johnson	5.150%	7/15/18	5,400	6,164
Johnson & Johnson	1.650%	12/5/18	6,250	6,280
Johnson & Johnson	3.375%	12/5/23	6,100	6,366
Johnson & Johnson	6.950%	9/1/29	4,100	5,775
Johnson & Johnson	4.950%	5/15/33	5,025	5,797
Johnson & Johnson	4.375%	12/5/33	3,525	3,796
Johnson & Johnson	5.950%	8/15/37	5,340	6,909
Johnson & Johnson	5.850%	7/15/38	2,049	2,630
Johnson & Johnson	4.500%	9/1/40	2,355	2,544
Johnson & Johnson	4.850%	5/15/41	20	23
Johnson & Johnson	4.500%	12/5/43	4,975	5,339
Kaiser Foundation Hospitals	3.500%	4/1/22	1,350	1,362
Kaiser Foundation Hospitals	4.875%	4/1/42	3,800	4,132
Kellogg Co.	4.450%	5/30/16	50	53
Kellogg Co.	1.875%	11/17/16	15,850	16,189
Kellogg Co.	3.250%	5/21/18	7,600	8,000
Kellogg Co.	4.150%	11/15/19	2,600	2,820

61

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kellogg Co.	4.000%	12/15/20	7,125	7,562
	Kellogg Co.	7.450%	4/1/31	6,475	8,433
	Kimberly-Clark Corp.	4.875%	8/15/15	5,325	5,591
	Kimberly-Clark Corp.	6.125%	8/1/17	8,950	10,266
	Kimberly-Clark Corp.	6.250%	7/15/18	175	206
	Kimberly-Clark Corp.	3.625%	8/1/20	8,424	9,020
	Kimberly-Clark Corp.	3.875%	3/1/21	425	458
	Kimberly-Clark Corp.	2.400%	3/1/22	5,900	5,741
	Kimberly-Clark Corp.	2.400%	6/1/23	600	569
	Kimberly-Clark Corp.	6.625%	8/1/37	1,660	2,236
	Kimberly-Clark Corp.	5.300%	3/1/41	6,418	7,485
	Kimberly-Clark Corp.	3.700%	6/1/43	2,050	1,902
	Koninklijke Philips NV	5.750%	3/11/18	10,400	11,856
	Koninklijke Philips NV	3.750%	3/15/22	14,100	14,720
	Koninklijke Philips NV	6.875%	3/11/38	5,000	6,657
	Koninklijke Philips NV	5.000%	3/15/42	5,950	6,498
	Kraft Foods Group Inc.	2.250%	6/5/17	9,000	9,239
	Kraft Foods Group Inc.	6.125%	8/23/18	11,666	13,539
	Kraft Foods Group Inc.	5.375%	2/10/20	7,888	8,975
	Kraft Foods Group Inc.	3.500%	6/6/22	11,335	11,641
	Kraft Foods Group Inc.	6.875%	1/26/39	18,708	24,432
	Kraft Foods Group Inc.	6.500%	2/9/40	3,180	4,021
	Kraft Foods Group Inc.	5.000%	6/4/42	7,170	7,652
	Kroger Co.	3.900%	10/1/15	320	333
	Kroger Co.	2.200%	1/15/17	400	410
	Kroger Co.	6.400%	8/15/17	7,425	8,507
	Kroger Co.	6.800%	12/15/18	2,175	2,586
	Kroger Co.	6.150%	1/15/20	11,145	13,079
	Kroger Co.	3.300%	1/15/21	3,500	3,582
	Kroger Co.	3.400%	4/15/22	875	886
	Kroger Co.	3.850%	8/1/23	2,525	2,591
	Kroger Co.	4.000%	2/1/24	2,675	2,776
	Kroger Co.	7.700%	6/1/29	8,200	10,646
	Kroger Co.	8.000%	9/15/29	1,435	1,903
	Kroger Co.	7.500%	4/1/31	7,570	10,006
	Kroger Co.	6.900%	4/15/38	6,318	8,186
	Kroger Co.	5.400%	7/15/40	18	20
	Kroger Co.	5.000%	4/15/42	925	978
	Kroger Co.	5.150%	8/1/43	700	755
	Laboratory Corp. of America Holdings	5.625%	12/15/15	2,500	2,673
	Laboratory Corp. of America Holdings	2.200%	8/23/17	2,355	2,397
	Laboratory Corp. of America Holdings	2.500%	11/1/18	2,025	2,058
	Laboratory Corp. of America Holdings	3.750%	8/23/22	860	870
	Laboratory Corp. of America Holdings	4.000%	11/1/23	1,775	1,813
	Life Technologies Corp.	3.500%	1/15/16	12,185	12,660
	Life Technologies Corp.	6.000%	3/1/20	4,000	4,675
	Life Technologies Corp.	5.000%	1/15/21	2,200	2,457
	Lorillard Tobacco Co.	3.500%	8/4/16	11,245	11,762
	Lorillard Tobacco Co.	2.300%	8/21/17	175	179
	Lorillard Tobacco Co.	8.125%	6/23/19	7,978	9,942
	Lorillard Tobacco Co.	6.875%	5/1/20	100	119
	Lorillard Tobacco Co.	3.750%	5/20/23	8,325	8,224
	Lorillard Tobacco Co.	8.125%	5/1/40	4,000	5,445
	Lorillard Tobacco Co.	7.000%	8/4/41	4,375	5,357
	Mattel Inc.	2.500%	11/1/16	450	464
	Mattel Inc.	1.700%	3/15/18	2,275	2,266
	Mattel Inc.	3.150%	3/15/23	800	782
	Mattel Inc.	5.450%	11/1/41	1,518	1,650
3	Mayo Clinic	3.774%	11/15/43	11,800	10,907
3	Mayo Clinic	4.000%	11/15/47	4,025	3,808
	McCormick & Co. Inc.	3.900%	7/15/21	1,850	1,991
	McCormick & Co. Inc.	3.500%	9/1/23	1,871	1,940
	McKesson Corp.	0.950%	12/4/15	4,675	4,694
	McKesson Corp.	3.250%	3/1/16	1,475	1,535

62

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
McKesson Corp.	5.700%	3/1/17	1,015	1,136
McKesson Corp.	1.292%	3/10/17	5,000	5,010
McKesson Corp.	7.500%	2/15/19	34	42
McKesson Corp.	2.284%	3/15/19	7,800	7,826
McKesson Corp.	4.750%	3/1/21	14,695	16,356
McKesson Corp.	2.700%	12/15/22	1,800	1,718
McKesson Corp.	3.796%	3/15/24	2,500	2,556
McKesson Corp.	6.000%	3/1/41	4,189	5,047
McKesson Corp.	4.883%	3/15/44	6,000	6,242
Mead Johnson Nutrition Co.	4.900%	11/1/19	5,435	6,065
Mead Johnson Nutrition Co.	5.900%	11/1/39	11,250	13,422
Medco Health Solutions Inc.	2.750%	9/15/15	10,625	10,880
Medco Health Solutions Inc.	7.125%	3/15/18	15,138	17,922
Medtronic Inc.	4.750%	9/15/15	4,500	4,734
Medtronic Inc.	1.375%	4/1/18	12,575	12,482
Medtronic Inc.	5.600%	3/15/19	1,450	1,677
Medtronic Inc.	4.450%	3/15/20	2,465	2,730
Medtronic Inc.	2.750%	4/1/23	16,050	15,511
Medtronic Inc.	3.625%	3/15/24	3,500	3,584
Medtronic Inc.	6.500%	3/15/39	2,445	3,169
Medtronic Inc.	5.550%	3/15/40	4,275	5,004
Medtronic Inc.	4.500%	3/15/42	4,220	4,314
Medtronic Inc.	4.000%	4/1/43	4,250	4,053
Medtronic Inc.	4.625%	3/15/44	3,300	3,455
Memorial Sloan-Kettering Cancer Center New York GO	5.000%	7/1/42	1,250	1,368
Memorial Sloan-Kettering Cancer Center New York GO	4.125%	7/1/52	8,100	7,805
Merck & Co. Inc.	2.250%	1/15/16	34,980	35,946
Merck & Co. Inc.	6.000%	9/15/17	2,150	2,472
Merck & Co. Inc.	1.100%	1/31/18	4,169	4,106
Merck & Co. Inc.	1.300%	5/18/18	12,900	12,770
Merck & Co. Inc.	3.875%	1/15/21	10,040	10,809
Merck & Co. Inc.	2.800%	5/18/23	12,300	11,975
Merck & Co. Inc.	6.500%	12/1/33	4,518	6,010
Merck & Co. Inc.	6.550%	9/15/37	11,263	15,078
Merck & Co. Inc.	3.600%	9/15/42	2,947	2,633
Merck & Co. Inc.	4.150%	5/18/43	9,750	9,539
Merck Sharp & Dohme Corp.	5.000%	6/30/19	4,485	5,108
Merck Sharp & Dohme Corp.	6.400%	3/1/28	8,658	11,122
Merck Sharp & Dohme Corp.	5.950%	12/1/28	2,350	2,944
Merck Sharp & Dohme Corp.	5.750%	11/15/36	10,775	13,197
Merck Sharp & Dohme Corp.	5.850%	6/30/39	1,951	2,391
Molson Coors Brewing Co.	2.000%	5/1/17	1,300	1,325
Molson Coors Brewing Co.	3.500%	5/1/22	1,450	1,469
Molson Coors Brewing Co.	5.000%	5/1/42	11,812	12,338
Mondelez International Inc.	4.125%	2/9/16	12,500	13,143
Mondelez International Inc.	6.500%	8/11/17	755	869
Mondelez International Inc.	6.125%	2/1/18	435	499
Mondelez International Inc.	5.375%	2/10/20	39,541	45,431
Mondelez International Inc.	4.000%	2/1/24	13,500	13,941
Mondelez International Inc.	6.500%	11/1/31	8,615	10,803
Mondelez International Inc.	6.875%	2/1/38	3,363	4,387
Mondelez International Inc.	6.875%	1/26/39	1,300	1,705
Mondelez International Inc.	6.500%	2/9/40	14,650	18,704
Mylan Inc.	1.800%	6/24/16	1,100	1,113
Mylan Inc.	1.350%	11/29/16	20,100	20,166
Mylan Inc.	2.600%	6/24/18	2,600	2,643
Mylan Inc.	2.550%	3/28/19	4,631	4,664
Mylan Inc.	4.200%	11/29/23	8,750	9,029
Mylan Inc.	5.400%	11/29/43	3,550	3,824
Newell Rubbermaid Inc.	2.000%	6/15/15	625	633
Newell Rubbermaid Inc.	2.050%	12/1/17	2,525	2,557
Newell Rubbermaid Inc.	4.700%	8/15/20	700	761
Newell Rubbermaid Inc.	4.000%	6/15/22	450	469
Novant Health Inc.	5.850%	11/1/19	6,125	7,123

63

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Novant Health Inc.	4.371%	11/1/43	7,100	6,894
	Novartis Capital Corp.	4.400%	4/24/20	425	473
	Novartis Capital Corp.	2.400%	9/21/22	17,825	17,148
	Novartis Capital Corp.	3.400%	5/6/24	4,000	4,052
	Novartis Capital Corp.	3.700%	9/21/42	3,950	3,655
	Novartis Capital Corp.	4.400%	5/6/44	22,500	23,374
	Novartis Securities Investment Ltd.	5.125%	2/10/19	11,500	13,106
	Partners Healthcare System Massachusetts GO	3.443%	7/1/21	3,450	3,596
	Pepsi Bottling Group Inc.	7.000%	3/1/29	10,024	13,397
	PepsiAmericas Inc.	4.875%	1/15/15	1,275	1,306
	PepsiAmericas Inc.	5.000%	5/15/17	3,800	4,215
	PepsiCo Inc.	2.500%	5/10/16	10,696	11,026
	PepsiCo Inc.	1.250%	8/13/17	5,075	5,092
	PepsiCo Inc.	5.000%	6/1/18	14,670	16,543
	PepsiCo Inc.	7.900%	11/1/18	4,560	5,685
	PepsiCo Inc.	2.250%	1/7/19	11,600	11,841
	PepsiCo Inc.	4.500%	1/15/20	7,930	8,876
	PepsiCo Inc.	3.125%	11/1/20	75	78
	PepsiCo Inc.	3.000%	8/25/21	7,687	7,809
	PepsiCo Inc.	2.750%	3/5/22	6,250	6,180
	PepsiCo Inc.	3.600%	3/1/24	7,250	7,481
	PepsiCo Inc.	5.500%	1/15/40	9,525	11,153
	PepsiCo Inc.	4.875%	11/1/40	4,650	5,037
	PepsiCo Inc.	4.000%	3/5/42	10,625	10,143
	PepsiCo Inc.	3.600%	8/13/42	3,856	3,435
	PerkinElmer Inc.	5.000%	11/15/21	1,275	1,379
6	Perrigo Co. plc	1.300%	11/8/16	1,900	1,897
6	Perrigo Co. plc	2.300%	11/8/18	3,350	3,347
6	Perrigo Co. plc	4.000%	11/15/23	3,925	3,982
6	Perrigo Co. plc	5.300%	11/15/43	1,700	1,816
	Pfizer Inc.	5.350%	3/15/15	16,395	16,948
	Pfizer Inc.	1.100%	5/15/17	2,500	2,507
	Pfizer Inc.	1.500%	6/15/18	5,350	5,332
	Pfizer Inc.	6.200%	3/15/19	29,220	34,701
	Pfizer Inc.	2.100%	5/15/19	4,950	4,982
	Pfizer Inc.	3.000%	6/15/23	6,075	6,064
	Pfizer Inc.	3.400%	5/15/24	5,000	5,074
	Pfizer Inc.	7.200%	3/15/39	10,735	15,129
	Pfizer Inc.	4.300%	6/15/43	1,100	1,109
	Pfizer Inc.	4.400%	5/15/44	3,900	3,984
	Pharmacia Corp.	6.600%	12/1/28	1,750	2,278
	Philip Morris International Inc.	2.500%	5/16/16	2,965	3,071
	Philip Morris International Inc.	1.625%	3/20/17	5,450	5,535
	Philip Morris International Inc.	1.125%	8/21/17	200	199
	Philip Morris International Inc.	5.650%	5/16/18	11,480	13,176
	Philip Morris International Inc.	1.875%	1/15/19	14,650	14,616
	Philip Morris International Inc.	4.125%	5/17/21	800	867
	Philip Morris International Inc.	2.625%	3/6/23	5,200	5,047
	Philip Morris International Inc.	3.600%	11/15/23	9,550	9,862
	Philip Morris International Inc.	6.375%	5/16/38	18,322	23,440
	Philip Morris International Inc.	4.375%	11/15/41	8,750	8,741
	Philip Morris International Inc.	4.500%	3/20/42	5,118	5,215
	Philip Morris International Inc.	3.875%	8/21/42	7,250	6,760
	Philip Morris International Inc.	4.125%	3/4/43	2,150	2,074
	Philip Morris International Inc.	4.875%	11/15/43	10,750	11,585
3	Procter & Gamble - Esop	9.360%	1/1/21	5,997	7,688
	Procter & Gamble Co.	3.500%	2/15/15	7,900	8,059
	Procter & Gamble Co.	1.800%	11/15/15	4,900	4,995
	Procter & Gamble Co.	4.850%	12/15/15	1,275	1,356
	Procter & Gamble Co.	1.450%	8/15/16	2,650	2,694
	Procter & Gamble Co.	1.600%	11/15/18	6,700	6,717
	Procter & Gamble Co.	4.700%	2/15/19	3,495	3,944
	Procter & Gamble Co.	2.300%	2/6/22	12,950	12,620
	Procter & Gamble Co.	6.450%	1/15/26	3,875	5,054

64

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	5.500%	2/1/34	5,963	7,186
Procter & Gamble Co.	5.800%	8/15/34	420	526
Procter & Gamble Co.	5.550%	3/5/37	14,095	17,114
Quest Diagnostics Inc.	5.450%	11/1/15	6,375	6,755
Quest Diagnostics Inc.	6.400%	7/1/17	140	159
Quest Diagnostics Inc.	2.700%	4/1/19	6,700	6,778
Quest Diagnostics Inc.	4.750%	1/30/20	3,700	4,019
Quest Diagnostics Inc.	4.700%	4/1/21	1,600	1,732
Quest Diagnostics Inc.	4.250%	4/1/24	4,475	4,567
Quest Diagnostics Inc.	6.950%	7/1/37	4,175	5,071
Quest Diagnostics Inc.	5.750%	1/30/40	18	20
Reynolds American Inc.	6.750%	6/15/17	5,836	6,702
Reynolds American Inc.	4.850%	9/15/23	3,425	3,668
Reynolds American Inc.	7.250%	6/15/37	3,858	4,837
Reynolds American Inc.	4.750%	11/1/42	10,125	9,639
Reynolds American Inc.	6.150%	9/15/43	1,300	1,488
Safeway Inc.	3.400%	12/1/16	9,500	9,974
Safeway Inc.	6.350%	8/15/17	5,230	5,962
Safeway Inc.	3.950%	8/15/20	1,200	1,224
Safeway Inc.	7.250%	2/1/31	4,327	4,509
Sanofi	2.625%	3/29/16	32,476	33,640
Sanofi	1.250%	4/10/18	12,935	12,780
Sanofi	4.000%	3/29/21	7,646	8,268
St. Jude Medical Inc.	2.500%	1/15/16	500	514
St. Jude Medical Inc.	3.250%	4/15/23	7,725	7,670
St. Jude Medical Inc.	4.750%	4/15/43	6,950	7,125
Stryker Corp.	3.000%	1/15/15	2,100	2,130
Stryker Corp.	2.000%	9/30/16	5,390	5,533
Stryker Corp.	4.375%	1/15/20	1,425	1,575
Stryker Corp.	3.375%	5/15/24	10,650	10,580
Stryker Corp.	4.375%	5/15/44	4,400	4,366
Sysco Corp.	5.250%	2/12/18	2,125	2,378
Sysco Corp.	5.375%	9/21/35	6,375	7,311
Teva Pharmaceutical Finance Co. BV	2.400%	11/10/16	7,165	7,392
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	9,525	9,764
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	11,075	10,614
Teva Pharmaceutical Finance Co. LLC	6.150%	2/1/36	6,094	7,339
Teva Pharmaceutical Finance II BV / Teva
Pharmaceutical Finance III LLC	3.000%	6/15/15	7,325	7,504
Teva Pharmaceutical Finance IV LLC	2.250%	3/18/20	10,924	10,683
Thermo Fisher Scientific Inc.	3.200%	5/1/15	6,650	6,798
Thermo Fisher Scientific Inc.	3.200%	3/1/16	11,515	11,966
Thermo Fisher Scientific Inc.	1.300%	2/1/17	1,550	1,552
Thermo Fisher Scientific Inc.	1.850%	1/15/18	6,610	6,642
Thermo Fisher Scientific Inc.	2.400%	2/1/19	975	985
Thermo Fisher Scientific Inc.	4.700%	5/1/20	725	798
Thermo Fisher Scientific Inc.	4.500%	3/1/21	10,400	11,405
Thermo Fisher Scientific Inc.	3.600%	8/15/21	1,500	1,556
Thermo Fisher Scientific Inc.	4.150%	2/1/24	2,500	2,612
Thermo Fisher Scientific Inc.	5.300%	2/1/44	1,700	1,876
Tupperware Brands Corp.	4.750%	6/1/21	2,900	3,122
Tyson Foods Inc.	6.600%	4/1/16	70	77
Tyson Foods Inc.	4.500%	6/15/22	16,230	17,062
Unilever Capital Corp.	0.450%	7/30/15	450	451
Unilever Capital Corp.	2.750%	2/10/16	200	207
Unilever Capital Corp.	0.850%	8/2/17	5,200	5,161
Unilever Capital Corp.	4.800%	2/15/19	450	506
Unilever Capital Corp.	2.200%	3/6/19	1,100	1,116
Unilever Capital Corp.	4.250%	2/10/21	4,870	5,363
Unilever Capital Corp.	5.900%	11/15/32	4,125	5,353
UST LLC	5.750%	3/1/18	2,700	3,070
Whirlpool Corp.	1.350%	3/1/17	4,750	4,767
Whirlpool Corp.	4.850%	6/15/21	2,500	2,756
Whirlpool Corp.	4.700%	6/1/22	1,675	1,818

65

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Whirlpool Corp.	4.000%	3/1/24	4,450	4,578
Whirlpool Corp.	5.150%	3/1/43	2,400	2,549
Wyeth LLC	5.500%	2/15/16	2,485	2,682
Wyeth LLC	5.450%	4/1/17	925	1,033
Wyeth LLC	6.450%	2/1/24	1,500	1,854
Wyeth LLC	6.500%	2/1/34	6,100	7,968
Wyeth LLC	6.000%	2/15/36	10,880	13,606
Wyeth LLC	5.950%	4/1/37	26,154	32,023
Zimmer Holdings Inc.	4.625%	11/30/19	1,075	1,191
Zimmer Holdings Inc.	3.375%	11/30/21	2,725	2,777
Zimmer Holdings Inc.	5.750%	11/30/39	3,940	4,562
Zoetis Inc.	1.150%	2/1/16	14,500	14,579
Zoetis Inc.	1.875%	2/1/18	1,525	1,530
Zoetis Inc.	3.250%	2/1/23	12,035	11,916
Zoetis Inc.	4.700%	2/1/43	3,253	3,299
Energy (1.8%)
Alberta Energy Co. Ltd.	7.375%	11/1/31	3,409	4,434
Anadarko Finance Co.	7.500%	5/1/31	7,738	10,544
Anadarko Petroleum Corp.	5.950%	9/15/16	36,706	40,657
Anadarko Petroleum Corp.	6.375%	9/15/17	7,705	8,864
Anadarko Petroleum Corp.	6.450%	9/15/36	9,840	12,530
Anadarko Petroleum Corp.	7.950%	6/15/39	3,475	5,205
Anadarko Petroleum Corp.	6.200%	3/15/40	6,335	7,953
Apache Corp.	5.625%	1/15/17	925	1,030
Apache Corp.	1.750%	4/15/17	800	814
Apache Corp.	6.900%	9/15/18	7,100	8,514
Apache Corp.	3.625%	2/1/21	4,700	4,977
Apache Corp.	3.250%	4/15/22	4,918	5,060
Apache Corp.	6.000%	1/15/37	11,020	13,451
Apache Corp.	5.100%	9/1/40	12,830	14,088
Apache Corp.	5.250%	2/1/42	9,300	10,441
Apache Corp.	4.750%	4/15/43	11,825	12,415
Apache Finance Canada Corp.	7.750%	12/15/29	1,080	1,554
Baker Hughes Inc.	3.200%	8/15/21	4,800	4,953
Baker Hughes Inc.	6.875%	1/15/29	990	1,320
Baker Hughes Inc.	5.125%	9/15/40	18,010	20,451
BJ Services Co.	6.000%	6/1/18	4,450	5,115
BP Capital Markets plc	3.125%	10/1/15	18,385	18,990
BP Capital Markets plc	0.700%	11/6/15	6,000	6,015
BP Capital Markets plc	3.200%	3/11/16	20,650	21,568
BP Capital Markets plc	2.248%	11/1/16	10,653	10,985
BP Capital Markets plc	1.846%	5/5/17	17,675	18,048
BP Capital Markets plc	1.375%	11/6/17	3,350	3,355
BP Capital Markets plc	1.375%	5/10/18	14,225	14,091
BP Capital Markets plc	2.241%	9/26/18	3,875	3,940
BP Capital Markets plc	4.750%	3/10/19	10,785	12,096
BP Capital Markets plc	2.237%	5/10/19	10,800	10,879
BP Capital Markets plc	4.742%	3/11/21	14,300	15,989
BP Capital Markets plc	3.561%	11/1/21	13,035	13,588
BP Capital Markets plc	3.245%	5/6/22	11,175	11,300
BP Capital Markets plc	2.500%	11/6/22	16,667	15,873
BP Capital Markets plc	2.750%	5/10/23	11,915	11,466
BP Capital Markets plc	3.994%	9/26/23	4,800	5,050
BP Capital Markets plc	3.814%	2/10/24	7,000	7,245
Burlington Resources Finance Co.	7.200%	8/15/31	750	1,037
Burlington Resources Finance Co.	7.400%	12/1/31	4,275	6,012
Cameron International Corp.	1.600%	4/30/15	4,050	4,085
Cameron International Corp.	1.150%	12/15/16	2,200	2,202
Cameron International Corp.	6.375%	7/15/18	975	1,137
Cameron International Corp.	4.000%	12/15/23	3,200	3,309
Cameron International Corp.	3.700%	6/15/24	3,000	3,029
Cameron International Corp.	7.000%	7/15/38	1,245	1,629
Cameron International Corp.	5.950%	6/1/41	400	470

66

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Cameron International Corp.	5.125%	12/15/43	2,575	2,731
	Canadian Natural Resources Ltd.	6.000%	8/15/16	4,225	4,664
	Canadian Natural Resources Ltd.	5.700%	5/15/17	13,361	14,998
	Canadian Natural Resources Ltd.	3.450%	11/15/21	525	544
	Canadian Natural Resources Ltd.	3.800%	4/15/24	805	829
	Canadian Natural Resources Ltd.	7.200%	1/15/32	4,818	6,335
	Canadian Natural Resources Ltd.	6.450%	6/30/33	5,865	7,341
	Canadian Natural Resources Ltd.	5.850%	2/1/35	175	205
	Canadian Natural Resources Ltd.	6.500%	2/15/37	9,505	12,058
	Canadian Natural Resources Ltd.	6.250%	3/15/38	980	1,215
	Cenovus Energy Inc.	5.700%	10/15/19	4,675	5,424
	Cenovus Energy Inc.	3.000%	8/15/22	800	788
	Cenovus Energy Inc.	6.750%	11/15/39	22,071	28,813
	Cenovus Energy Inc.	4.450%	9/15/42	3,038	3,009
	Chevron Corp.	0.889%	6/24/16	2,025	2,038
	Chevron Corp.	1.104%	12/5/17	6,850	6,817
	Chevron Corp.	1.718%	6/24/18	16,115	16,245
	Chevron Corp.	4.950%	3/3/19	18,155	20,679
	Chevron Corp.	2.427%	6/24/20	5,000	5,078
	Chevron Corp.	2.355%	12/5/22	9,800	9,408
	Chevron Corp.	3.191%	6/24/23	575	583
	ConocoPhillips	6.650%	7/15/18	35	42
	ConocoPhillips	5.750%	2/1/19	29,470	34,325
	ConocoPhillips	5.900%	10/15/32	11,001	13,675
	ConocoPhillips	5.900%	5/15/38	4,287	5,393
	ConocoPhillips	6.500%	2/1/39	6,843	9,137
	ConocoPhillips Canada Funding Co. I	5.625%	10/15/16	28,725	31,819
	ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	4,470	5,677
	ConocoPhillips Co.	1.050%	12/15/17	1,000	991
	ConocoPhillips Co.	2.400%	12/15/22	1,000	961
	ConocoPhillips Holding Co.	6.950%	4/15/29	9,465	12,952
	Continental Resources Inc.	5.000%	9/15/22	21,025	22,875
	Continental Resources Inc.	4.500%	4/15/23	10,428	11,134
6	Continental Resources Inc.	3.800%	6/1/24	16,225	16,340
6	Continental Resources Inc.	4.900%	6/1/44	4,150	4,275
	Devon Energy Corp.	2.400%	7/15/16	750	773
	Devon Energy Corp.	1.875%	5/15/17	1,525	1,551
	Devon Energy Corp.	6.300%	1/15/19	10	12
	Devon Energy Corp.	4.000%	7/15/21	4,250	4,514
	Devon Energy Corp.	3.250%	5/15/22	2,375	2,394
	Devon Energy Corp.	7.950%	4/15/32	7,850	11,090
	Devon Energy Corp.	5.600%	7/15/41	6,518	7,530
	Devon Energy Corp.	4.750%	5/15/42	18	19
	Devon Financing Co. LLC	7.875%	9/30/31	16,086	22,569
	Diamond Offshore Drilling Inc.	4.875%	7/1/15	600	627
	Diamond Offshore Drilling Inc.	5.875%	5/1/19	3,975	4,633
	Diamond Offshore Drilling Inc.	3.450%	11/1/23	1,950	1,954
	Diamond Offshore Drilling Inc.	5.700%	10/15/39	4,760	5,375
	Diamond Offshore Drilling Inc.	4.875%	11/1/43	5,525	5,571
	Encana Corp.	5.900%	12/1/17	6,171	7,037
	Encana Corp.	3.900%	11/15/21	6,450	6,843
	Encana Corp.	7.200%	11/1/31	5,675	7,265
	Encana Corp.	6.500%	8/15/34	8,493	10,468
	Encana Corp.	6.625%	8/15/37	4,479	5,606
	Encana Corp.	6.500%	2/1/38	318	400
	Encana Corp.	5.150%	11/15/41	18	20
	Ensco plc	3.250%	3/15/16	4,675	4,865
	Ensco plc	4.700%	3/15/21	5,996	6,525
	EOG Resources Inc.	2.950%	6/1/15	6,185	6,327
	EOG Resources Inc.	5.875%	9/15/17	5,325	6,079
	EOG Resources Inc.	5.625%	6/1/19	35	41
	EOG Resources Inc.	4.400%	6/1/20	6,000	6,644
	EOG Resources Inc.	4.100%	2/1/21	9,550	10,397
	EOG Resources Inc.	2.625%	3/15/23	9,993	9,623

67

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
EQT Corp.	6.500%	4/1/18	16,425	18,697
EQT Corp.	8.125%	6/1/19	325	406
FMC Technologies Inc.	2.000%	10/1/17	5,050	5,118
FMC Technologies Inc.	3.450%	10/1/22	1,100	1,089
Global Marine Inc.	7.000%	6/1/28	3,150	3,532
Halliburton Co.	1.000%	8/1/16	5,125	5,152
Halliburton Co.	2.000%	8/1/18	5,125	5,180
Halliburton Co.	5.900%	9/15/18	2,965	3,451
Halliburton Co.	6.150%	9/15/19	2,120	2,528
Halliburton Co.	3.500%	8/1/23	5,125	5,252
Halliburton Co.	6.700%	9/15/38	10,240	13,798
Halliburton Co.	7.450%	9/15/39	5,688	8,211
Halliburton Co.	4.500%	11/15/41	5,371	5,586
Halliburton Co.	4.750%	8/1/43	6,050	6,509
Hess Corp.	8.125%	2/15/19	11,569	14,569
Hess Corp.	3.500%	7/15/24	2,500	2,503
Hess Corp.	7.875%	10/1/29	5,895	8,109
Hess Corp.	7.300%	8/15/31	4,628	6,142
Hess Corp.	7.125%	3/15/33	4,241	5,625
Hess Corp.	6.000%	1/15/40	10,618	12,727
Hess Corp.	5.600%	2/15/41	2,300	2,658
Husky Energy Inc.	6.150%	6/15/19	800	931
Husky Energy Inc.	7.250%	12/15/19	2,435	3,031
Husky Energy Inc.	3.950%	4/15/22	3,246	3,437
Husky Energy Inc.	4.000%	4/15/24	6,620	6,886
Husky Energy Inc.	6.800%	9/15/37	2,500	3,309
Kerr-McGee Corp.	6.950%	7/1/24	9,020	11,570
Kerr-McGee Corp.	7.875%	9/15/31	1,604	2,269
Marathon Oil Corp.	0.900%	11/1/15	2,510	2,520
Marathon Oil Corp.	6.000%	10/1/17	14,175	16,202
Marathon Oil Corp.	5.900%	3/15/18	4,047	4,631
Marathon Oil Corp.	2.800%	11/1/22	9,525	9,246
Marathon Oil Corp.	6.800%	3/15/32	7,367	9,324
Marathon Oil Corp.	6.600%	10/1/37	4,438	5,711
Marathon Petroleum Corp.	3.500%	3/1/16	3,000	3,131
Marathon Petroleum Corp.	5.125%	3/1/21	6,800	7,709
Marathon Petroleum Corp.	6.500%	3/1/41	13,595	16,739
Murphy Oil Corp.	3.700%	12/1/22	5,120	5,093
Murphy Oil Corp.	7.050%	5/1/29	4,700	5,676
Murphy Oil Corp.	5.125%	12/1/42	2,186	2,161
Nabors Industries Inc.	2.350%	9/15/16	1,550	1,590
Nabors Industries Inc.	6.150%	2/15/18	22,650	25,906
Nabors Industries Inc.	9.250%	1/15/19	600	773
Nabors Industries Inc.	5.000%	9/15/20	2,325	2,609
Nabors Industries Inc.	5.100%	9/15/23	900	988
National Oilwell Varco Inc.	1.350%	12/1/17	13,525	13,521
National Oilwell Varco Inc.	2.600%	12/1/22	15,425	14,854
National Oilwell Varco Inc.	3.950%	12/1/42	13,098	12,451
Noble Energy Inc.	8.250%	3/1/19	2,829	3,568
Noble Energy Inc.	4.150%	12/15/21	8,975	9,620
Noble Energy Inc.	8.000%	4/1/27	525	706
Noble Energy Inc.	6.000%	3/1/41	10,645	12,733
Noble Energy Inc.	5.250%	11/15/43	5,725	6,300
Noble Holding International Ltd.	3.450%	8/1/15	9,200	9,461
Noble Holding International Ltd.	3.050%	3/1/16	4,250	4,382
Noble Holding International Ltd.	4.900%	8/1/20	3,825	4,217
Noble Holding International Ltd.	3.950%	3/15/22	1,225	1,253
Noble Holding International Ltd.	6.200%	8/1/40	4,468	5,109
Noble Holding International Ltd.	6.050%	3/1/41	1,020	1,149
Noble Holding International Ltd.	5.250%	3/15/42	1,440	1,485
Occidental Petroleum Corp.	2.500%	2/1/16	9,675	9,968
Occidental Petroleum Corp.	1.750%	2/15/17	5,051	5,143
Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,246
Occidental Petroleum Corp.	4.100%	2/1/21	15,225	16,546

68

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Occidental Petroleum Corp.	3.125%	2/15/22	3,125	3,168
Occidental Petroleum Corp.	2.700%	2/15/23	10,418	10,118
Petro-Canada	6.050%	5/15/18	12,350	14,283
Petro-Canada	7.875%	6/15/26	2,800	3,786
Petro-Canada	5.350%	7/15/33	4,825	5,398
Petro-Canada	5.950%	5/15/35	7,060	8,372
Petro-Canada	6.800%	5/15/38	8,159	10,800
Petrohawk Energy Corp.	6.250%	6/1/19	3,400	3,672
Phillips 66	2.950%	5/1/17	19,250	20,173
Phillips 66	4.300%	4/1/22	12,425	13,432
Phillips 66	5.875%	5/1/42	15,168	18,102
Pioneer Natural Resources Co.	5.875%	7/15/16	325	356
Pioneer Natural Resources Co.	6.875%	5/1/18	3,250	3,842
Pioneer Natural Resources Co.	3.950%	7/15/22	15,745	16,549
Pride International Inc.	8.500%	6/15/19	725	924
Pride International Inc.	6.875%	8/15/20	14,600	17,750
Pride International Inc.	7.875%	8/15/40	9,100	13,345
Rowan Cos. Inc.	7.875%	8/1/19	6,350	7,782
Rowan Cos. Inc.	4.875%	6/1/22	1,200	1,290
Rowan Cos. Inc.	4.750%	1/15/24	1,650	1,747
Rowan Cos. Inc.	5.400%	12/1/42	4,225	4,249
Rowan Cos. Inc.	5.850%	1/15/44	3,000	3,235
Schlumberger Investment SA	3.650%	12/1/23	13,325	13,838
Shell International Finance BV	3.100%	6/28/15	14,225	14,612
Shell International Finance BV	3.250%	9/22/15	3,600	3,725
Shell International Finance BV	0.625%	12/4/15	75	75
Shell International Finance BV	0.900%	11/15/16	10,150	10,190
Shell International Finance BV	1.125%	8/21/17	8,300	8,281
Shell International Finance BV	1.900%	8/10/18	5,000	5,058
Shell International Finance BV	2.000%	11/15/18	3,275	3,319
Shell International Finance BV	4.300%	9/22/19	20,710	23,007
Shell International Finance BV	4.375%	3/25/20	1,425	1,585
Shell International Finance BV	2.375%	8/21/22	9,875	9,513
Shell International Finance BV	2.250%	1/6/23	2,300	2,162
Shell International Finance BV	3.400%	8/12/23	13,995	14,289
Shell International Finance BV	6.375%	12/15/38	26,628	34,936
Shell International Finance BV	5.500%	3/25/40	3,118	3,719
Shell International Finance BV	4.550%	8/12/43	7,575	7,939
Southwestern Energy Co.	4.100%	3/15/22	2,647	2,804
Suncor Energy Inc.	6.100%	6/1/18	875	1,016
Suncor Energy Inc.	7.150%	2/1/32	4,903	6,621
Suncor Energy Inc.	5.950%	12/1/34	260	312
Suncor Energy Inc.	6.500%	6/15/38	25,220	32,436
Suncor Energy Inc.	6.850%	6/1/39	2,619	3,497
Talisman Energy Inc.	7.750%	6/1/19	20,837	25,821
Talisman Energy Inc.	3.750%	2/1/21	1,285	1,329
Talisman Energy Inc.	7.250%	10/15/27	850	1,033
Talisman Energy Inc.	5.850%	2/1/37	6,600	7,212
Talisman Energy Inc.	6.250%	2/1/38	173	201
Talisman Energy Inc.	5.500%	5/15/42	18	19
Tosco Corp.	7.800%	1/1/27	725	1,010
Tosco Corp.	8.125%	2/15/30	16,855	24,793
Total Capital Canada Ltd.	1.450%	1/15/18	4,575	4,582
Total Capital Canada Ltd.	2.750%	7/15/23	28,250	27,469
Total Capital International SA	0.750%	1/25/16	8,250	8,278
Total Capital International SA	1.000%	8/12/16	1,700	1,710
Total Capital International SA	1.500%	2/17/17	300	304
Total Capital International SA	1.550%	6/28/17	8,525	8,620
Total Capital International SA	2.125%	1/10/19	12,900	13,088
Total Capital International SA	2.100%	6/19/19	3,700	3,707
Total Capital International SA	2.750%	6/19/21	17,500	17,708
Total Capital International SA	2.875%	2/17/22	4,500	4,485
Total Capital International SA	2.700%	1/25/23	5,400	5,225
Total Capital International SA	3.700%	1/15/24	10,500	10,873

69

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Total Capital International SA	3.750%	4/10/24	8,075	8,387
	Total Capital SA	2.300%	3/15/16	975	1,003
	Total Capital SA	2.125%	8/10/18	7,520	7,644
	Total Capital SA	4.450%	6/24/20	6,300	7,019
	Total Capital SA	4.125%	1/28/21	22,500	24,470
	Transocean Inc.	4.950%	11/15/15	11,700	12,330
	Transocean Inc.	5.050%	12/15/16	7,250	7,876
	Transocean Inc.	2.500%	10/15/17	5,750	5,870
	Transocean Inc.	6.000%	3/15/18	10,202	11,522
	Transocean Inc.	6.500%	11/15/20	7,560	8,742
	Transocean Inc.	6.375%	12/15/21	13,900	16,063
	Transocean Inc.	3.800%	10/15/22	3,700	3,655
	Transocean Inc.	7.500%	4/15/31	2,288	2,759
	Transocean Inc.	6.800%	3/15/38	5,863	6,678
	Transocean Inc.	7.350%	12/15/41	8,975	11,326
	Valero Energy Corp.	9.375%	3/15/19	8,351	10,982
	Valero Energy Corp.	6.125%	2/1/20	12,675	14,982
	Valero Energy Corp.	7.500%	4/15/32	10,571	13,911
	Valero Energy Corp.	6.625%	6/15/37	8,908	11,038
	Valero Energy Corp.	10.500%	3/15/39	23	39
	Weatherford International LLC	6.350%	6/15/17	5,750	6,523
	Weatherford International LLC	6.800%	6/15/37	275	335
	Weatherford International Ltd.	5.500%	2/15/16	10	11
	Weatherford International Ltd.	6.000%	3/15/18	8,360	9,489
	Weatherford International Ltd.	9.625%	3/1/19	39,856	52,278
	Weatherford International Ltd.	4.500%	4/15/22	6,000	6,387
	Weatherford International Ltd.	6.500%	8/1/36	539	638
	Weatherford International Ltd.	7.000%	3/15/38	1,750	2,168
	Weatherford International Ltd.	6.750%	9/15/40	1,018	1,247
	Weatherford International Ltd.	5.950%	4/15/42	11,968	13,545
	XTO Energy Inc.	6.250%	8/1/17	9,075	10,468
	XTO Energy Inc.	5.500%	6/15/18	500	576
	XTO Energy Inc.	6.750%	8/1/37	600	862
	Other Industrial (0.1%)
	California Institute of Technology GO	4.700%	11/1/11	11,800	11,506
	Cintas Corp. No 2	6.125%	12/1/17	1,625	1,842
	Cintas Corp. No 2	3.250%	6/1/22	4,000	3,972
	Fluor Corp.	3.375%	9/15/21	2,225	2,294
	Howard Hughes Medical Institute	3.500%	9/1/23	1,650	1,699
3	Johns Hopkins University Maryland GO	4.083%	7/1/53	4,125	4,019
	Massachusetts Institute of Technology GO	4.678%	7/1/14	4,450	4,727
	Massachusetts Institute of Technology GO	5.600%	7/1/11	9,085	11,249
3	Northwestern University Illinois GO	4.643%	12/1/44	3,750	4,081
	President & Fellows of Harvard College Massachusetts
	GO	3.619%	10/1/37	1,750	1,662
	University of Pennsylvania GO	4.674%	9/1/12	10,350	10,269
	URS Corp.	5.000%	4/1/22	6,170	6,293
	Yale University Connecticut GO	2.086%	4/15/19	1,850	1,876
	Technology (1.4%)
	Adobe Systems Inc.	4.750%	2/1/20	5,625	6,256
	Agilent Technologies Inc.	5.500%	9/14/15	3,200	3,381
	Agilent Technologies Inc.	6.500%	11/1/17	3,850	4,424
	Agilent Technologies Inc.	5.000%	7/15/20	4,400	4,855
	Agilent Technologies Inc.	3.200%	10/1/22	6,200	6,019
	Agilent Technologies Inc.	3.875%	7/15/23	650	657
	Altera Corp.	1.750%	5/15/17	10,170	10,281
	Altera Corp.	2.500%	11/15/18	12,550	12,749
	Altera Corp.	4.100%	11/15/23	2,300	2,388
	Amphenol Corp.	2.550%	1/30/19	14,400	14,613
	Amphenol Corp.	4.000%	2/1/22	550	568
	Analog Devices Inc.	3.000%	4/15/16	1,075	1,114
	Analog Devices Inc.	2.875%	6/1/23	5,400	5,166
	Apple Inc.	0.450%	5/3/16	13,800	13,772

70

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Apple Inc.	1.050%	5/5/17	11,275	11,288
Apple Inc.	1.000%	5/3/18	24,950	24,424
Apple Inc.	2.100%	5/6/19	13,525	13,600
Apple Inc.	2.850%	5/6/21	21,310	21,504
Apple Inc.	2.400%	5/3/23	40,575	38,384
Apple Inc.	3.450%	5/6/24	19,000	19,137
Apple Inc.	3.850%	5/4/43	21,950	20,220
Apple Inc.	4.450%	5/6/44	5,975	6,013
Applied Materials Inc.	2.650%	6/15/16	1,100	1,139
Applied Materials Inc.	4.300%	6/15/21	7,025	7,648
Applied Materials Inc.	5.850%	6/15/41	6,745	7,876
Arrow Electronics Inc.	3.375%	11/1/15	2,600	2,683
Arrow Electronics Inc.	5.125%	3/1/21	1,185	1,292
Arrow Electronics Inc.	4.500%	3/1/23	2,154	2,251
Autodesk Inc.	1.950%	12/15/17	9,014	9,101
Autodesk Inc.	3.600%	12/15/22	1,650	1,638
Avnet Inc.	6.625%	9/15/16	485	539
Avnet Inc.	5.875%	6/15/20	120	135
Avnet Inc.	4.875%	12/1/22	4,575	4,871
Baidu Inc.	2.250%	11/28/17	4,650	4,708
Baidu Inc.	3.250%	8/6/18	200	207
Baidu Inc.	2.750%	6/9/19	3,675	3,682
Baidu Inc.	3.500%	11/28/22	14,975	14,714
Broadcom Corp.	2.700%	11/1/18	7,030	7,278
Broadcom Corp.	2.500%	8/15/22	10,250	9,696
Broadridge Financial Solutions Inc.	3.950%	9/1/20	1,100	1,150
CA Inc.	2.875%	8/15/18	3,000	3,072
CA Inc.	5.375%	12/1/19	3,500	3,937
CA Inc.	4.500%	8/15/23	4,175	4,420
Cisco Systems Inc.	5.500%	2/22/16	13,055	14,106
Cisco Systems Inc.	1.100%	3/3/17	6,125	6,143
Cisco Systems Inc.	3.150%	3/14/17	7,165	7,564
Cisco Systems Inc.	4.950%	2/15/19	25,389	28,690
Cisco Systems Inc.	2.125%	3/1/19	19,260	19,394
Cisco Systems Inc.	4.450%	1/15/20	25,170	27,927
Cisco Systems Inc.	2.900%	3/4/21	1,550	1,577
Cisco Systems Inc.	3.625%	3/4/24	4,000	4,109
Cisco Systems Inc.	5.900%	2/15/39	28,868	35,035
Cisco Systems Inc.	5.500%	1/15/40	3,235	3,760
Computer Sciences Corp.	2.500%	9/15/15	2,500	2,555
Computer Sciences Corp.	6.500%	3/15/18	5,150	5,961
Corning Inc.	1.450%	11/15/17	800	794
Corning Inc.	6.625%	5/15/19	3,855	4,638
Corning Inc.	4.250%	8/15/20	5,959	6,548
Corning Inc.	3.700%	11/15/23	4,900	5,055
Corning Inc.	7.250%	8/15/36	300	382
Corning Inc.	4.700%	3/15/37	8,368	8,749
Corning Inc.	5.750%	8/15/40	4,535	5,439
Corning Inc.	4.750%	3/15/42	1,078	1,138
Dun & Bradstreet Corp.	3.250%	12/1/17	800	827
Dun & Bradstreet Corp.	4.375%	12/1/22	1,725	1,769
EMC Corp.	1.875%	6/1/18	21,804	21,949
EMC Corp.	2.650%	6/1/20	10,775	10,846
EMC Corp.	3.375%	6/1/23	10,370	10,507
Equifax Inc.	6.300%	7/1/17	1,075	1,218
Fidelity National Information Services Inc.	2.000%	4/15/18	1,475	1,464
Fidelity National Information Services Inc.	5.000%	3/15/22	6,794	7,176
Fidelity National Information Services Inc.	3.500%	4/15/23	10,075	9,907
Fidelity National Information Services Inc.	3.875%	6/5/24	10,350	10,394
Fiserv Inc.	3.125%	10/1/15	1,100	1,132
Fiserv Inc.	3.125%	6/15/16	1,025	1,065
Fiserv Inc.	6.800%	11/20/17	5,950	6,887
Fiserv Inc.	3.500%	10/1/22	6,800	6,822
Google Inc.	2.125%	5/19/16	2,575	2,654

71

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Google Inc.	3.625%	5/19/21	13,265	14,174
Harris Corp.	5.950%	12/1/17	2,975	3,385
Harris Corp.	4.400%	12/15/20	1,725	1,841
Harris Corp.	6.150%	12/15/40	3,493	4,107
Hewlett-Packard Co.	2.125%	9/13/15	12,597	12,812
Hewlett-Packard Co.	2.650%	6/1/16	2,475	2,555
Hewlett-Packard Co.	3.000%	9/15/16	17,900	18,637
Hewlett-Packard Co.	3.300%	12/9/16	10,710	11,248
Hewlett-Packard Co.	5.400%	3/1/17	2,035	2,256
Hewlett-Packard Co.	2.600%	9/15/17	8,710	9,006
Hewlett-Packard Co.	5.500%	3/1/18	1,825	2,066
Hewlett-Packard Co.	2.750%	1/14/19	4,400	4,514
Hewlett-Packard Co.	3.750%	12/1/20	6,275	6,537
Hewlett-Packard Co.	4.300%	6/1/21	14,025	14,954
Hewlett-Packard Co.	4.375%	9/15/21	14,950	15,998
Hewlett-Packard Co.	4.650%	12/9/21	19,000	20,674
Hewlett-Packard Co.	6.000%	9/15/41	9,118	10,478
HP Enterprise Services LLC	7.450%	10/15/29	1,950	2,403
Intel Corp.	1.950%	10/1/16	6,425	6,595
Intel Corp.	1.350%	12/15/17	49,387	49,387
Intel Corp.	3.300%	10/1/21	12,651	13,085
Intel Corp.	2.700%	12/15/22	12,570	12,214
Intel Corp.	4.000%	12/15/32	4,325	4,319
Intel Corp.	4.800%	10/1/41	18,032	19,107
Intel Corp.	4.250%	12/15/42	13,550	13,284
International Business Machines Corp.	0.550%	2/6/15	7,600	7,615
International Business Machines Corp.	2.000%	1/5/16	2,525	2,584
International Business Machines Corp.	1.950%	7/22/16	36,475	37,417
International Business Machines Corp.	1.250%	2/6/17	7,100	7,156
International Business Machines Corp.	5.700%	9/14/17	28,636	32,608
International Business Machines Corp.	1.250%	2/8/18	1,300	1,297
International Business Machines Corp.	7.625%	10/15/18	10,075	12,456
International Business Machines Corp.	1.950%	2/12/19	10,250	10,314
International Business Machines Corp.	1.875%	8/1/22	3,300	3,050
International Business Machines Corp.	3.375%	8/1/23	8,150	8,215
International Business Machines Corp.	3.625%	2/12/24	17,475	17,949
International Business Machines Corp.	7.000%	10/30/25	965	1,272
International Business Machines Corp.	6.220%	8/1/27	9,850	12,424
International Business Machines Corp.	6.500%	1/15/28	620	803
International Business Machines Corp.	5.600%	11/30/39	10,054	11,990
International Business Machines Corp.	4.000%	6/20/42	9,703	9,261
Intuit Inc.	5.750%	3/15/17	2,400	2,680
Jabil Circuit Inc.	5.625%	12/15/20	2,650	2,882
Jabil Circuit Inc.	4.700%	9/15/22	150	152
Juniper Networks Inc.	3.100%	3/15/16	1,095	1,128
Juniper Networks Inc.	4.600%	3/15/21	2,775	2,984
Juniper Networks Inc.	4.500%	3/15/24	2,100	2,193
Juniper Networks Inc.	5.950%	3/15/41	2,900	3,216
KLA-Tencor Corp.	6.900%	5/1/18	3,700	4,352
Leidos Holdings Inc.	4.450%	12/1/20	3,350	3,435
Leidos Holdings Inc.	5.950%	12/1/40	2,550	2,563
Leidos Inc.	5.500%	7/1/33	7,370	7,125
Lexmark International Inc.	6.650%	6/1/18	4,950	5,610
Maxim Integrated Products Inc.	3.375%	3/15/23	5,725	5,603
Microsoft Corp.	1.625%	9/25/15	20,295	20,616
Microsoft Corp.	1.000%	5/1/18	4,350	4,273
Microsoft Corp.	1.625%	12/6/18	2,575	2,584
Microsoft Corp.	4.200%	6/1/19	7,545	8,370
Microsoft Corp.	3.000%	10/1/20	14,215	14,859
Microsoft Corp.	2.125%	11/15/22	2,000	1,914
Microsoft Corp.	2.375%	5/1/23	4,146	4,008
Microsoft Corp.	3.625%	12/15/23	800	836
Microsoft Corp.	5.200%	6/1/39	5,563	6,314
Microsoft Corp.	4.500%	10/1/40	5,543	5,724

72

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Microsoft Corp.	5.300%	2/8/41	5,985	6,916
	Microsoft Corp.	3.500%	11/15/42	12,575	11,179
	Microsoft Corp.	3.750%	5/1/43	1,975	1,827
	Microsoft Corp.	4.875%	12/15/43	1,075	1,181
	Motorola Solutions Inc.	6.000%	11/15/17	3,562	4,047
	Motorola Solutions Inc.	3.750%	5/15/22	6,975	6,931
	Motorola Solutions Inc.	7.500%	5/15/25	410	517
	NetApp Inc.	2.000%	12/15/17	5,800	5,854
	NetApp Inc.	3.250%	12/15/22	1,000	969
	Oracle Corp.	5.250%	1/15/16	28,416	30,461
	Oracle Corp.	1.200%	10/15/17	18,175	18,140
	Oracle Corp.	5.750%	4/15/18	19,027	21,855
	Oracle Corp.	2.375%	1/15/19	9,575	9,735
	Oracle Corp.	5.000%	7/8/19	15,895	18,128
	Oracle Corp.	2.250%	10/8/19	10,475	10,463
	Oracle Corp.	3.875%	7/15/20	9,775	10,558
	Oracle Corp.	2.800%	7/8/21	10,150	10,135
	Oracle Corp.	2.500%	10/15/22	11,625	11,116
	Oracle Corp.	3.400%	7/8/24	13,675	13,644
	Oracle Corp.	4.300%	7/8/34	14,000	13,994
	Oracle Corp.	6.500%	4/15/38	4,140	5,312
	Oracle Corp.	6.125%	7/8/39	7,220	9,083
	Oracle Corp.	5.375%	7/15/40	19,520	22,088
	Oracle Corp.	4.500%	7/8/44	4,600	4,598
	Pitney Bowes Inc.	5.750%	9/15/17	6,975	7,835
	Pitney Bowes Inc.	6.250%	3/15/19	200	231
	Pitney Bowes Inc.	4.625%	3/15/24	11,775	12,186
6	Seagate HDD Cayman	3.750%	11/15/18	20,125	20,578
	Seagate HDD Cayman	7.000%	11/1/21	4,770	5,414
6	Seagate HDD Cayman	4.750%	6/1/23	9,050	9,095
6	Seagate HDD Cayman	4.750%	1/1/25	22,375	22,151
	Symantec Corp.	2.750%	9/15/15	600	614
	Symantec Corp.	2.750%	6/15/17	4,400	4,545
	Symantec Corp.	4.200%	9/15/20	7,200	7,471
	Symantec Corp.	3.950%	6/15/22	5,925	6,013
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	5,676	5,885
	Texas Instruments Inc.	0.450%	8/3/15	9,750	9,762
	Texas Instruments Inc.	2.375%	5/16/16	4,875	5,038
	Texas Instruments Inc.	1.650%	8/3/19	9,250	9,089
	Total System Services Inc.	2.375%	6/1/18	3,025	3,025
	Tyco Electronics Group SA	6.550%	10/1/17	45	52
	Tyco Electronics Group SA	3.500%	2/3/22	2,225	2,268
	Tyco Electronics Group SA	7.125%	10/1/37	14,100	18,491
	Verisk Analytics Inc.	5.800%	5/1/21	2,000	2,260
	Verisk Analytics Inc.	4.125%	9/12/22	5,439	5,573
	Xerox Corp.	6.400%	3/15/16	8,045	8,788
	Xerox Corp.	6.750%	2/1/17	3,060	3,472
	Xerox Corp.	2.950%	3/15/17	250	261
	Xerox Corp.	6.350%	5/15/18	17,575	20,414
	Xerox Corp.	2.750%	3/15/19	2,954	3,008
	Xerox Corp.	5.625%	12/15/19	5,675	6,518
	Xerox Corp.	2.800%	5/15/20	3,950	3,944
	Xerox Corp.	4.500%	5/15/21	5,750	6,206
	Xerox Corp.	3.800%	5/15/24	1,800	1,789
	Xilinx Inc.	2.125%	3/15/19	575	576
	Xilinx Inc.	3.000%	3/15/21	7,975	8,051
	Transportation (0.5%)
3,6	American Airlines 2013-1 Class A Pass Through Trust	4.000%	1/15/27	759	773
3,6	American Airlines 2013-2 Class A Pass Through Trust	4.950%	7/15/24	2,329	2,524
	Burlington Northern Santa Fe LLC	5.650%	5/1/17	1,050	1,179
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	5,177	5,938
	Burlington Northern Santa Fe LLC	3.600%	9/1/20	5,800	6,098
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	11,375	11,829

73

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	2,850	2,863
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	8,979	8,951
	Burlington Northern Santa Fe LLC	7.000%	12/15/25	6,711	8,615
	Burlington Northern Santa Fe LLC	7.950%	8/15/30	80	112
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	3,450	4,277
	Burlington Northern Santa Fe LLC	6.150%	5/1/37	3,084	3,851
	Burlington Northern Santa Fe LLC	5.750%	5/1/40	6,965	8,297
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	8,180	8,859
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	7,200	8,191
	Burlington Northern Santa Fe LLC	4.950%	9/15/41	1,775	1,902
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	5,293	5,225
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	2,050	2,025
	Canadian National Railway Co.	5.800%	6/1/16	750	823
	Canadian National Railway Co.	1.450%	12/15/16	1,825	1,851
	Canadian National Railway Co.	5.850%	11/15/17	175	200
	Canadian National Railway Co.	5.550%	3/1/19	3,160	3,648
	Canadian National Railway Co.	2.850%	12/15/21	1,075	1,081
	Canadian National Railway Co.	2.250%	11/15/22	8,240	7,825
	Canadian National Railway Co.	6.900%	7/15/28	2,725	3,657
	Canadian National Railway Co.	6.250%	8/1/34	1,175	1,496
	Canadian National Railway Co.	6.200%	6/1/36	2,675	3,427
	Canadian National Railway Co.	6.375%	11/15/37	2,218	2,944
	Canadian National Railway Co.	3.500%	11/15/42	10,925	9,747
	Canadian Pacific Railway Co.	7.250%	5/15/19	7,864	9,671
	Canadian Pacific Railway Co.	4.450%	3/15/23	4,368	4,796
	Canadian Pacific Railway Co.	7.125%	10/15/31	1,285	1,693
	Canadian Pacific Railway Co.	5.950%	5/15/37	8,093	10,011
	Canadian Pacific Railway Ltd.	4.500%	1/15/22	4,000	4,418
	Canadian Pacific Railway Ltd.	5.750%	1/15/42	15,755	18,987
	Con-way Inc.	6.700%	5/1/34	4,225	4,611
3	Continental Airlines 2007-1 Class A Pass Through Trust	5.983%	4/19/22	1,988	2,256
3	Continental Airlines 2009-2 Class A Pass Through Trust	7.250%	5/10/21	981	1,150
3	Continental Airlines 2012-1 Class A Pass Through Trust	4.150%	10/11/25	18,754	19,598
3	Continental Airlines 2012-2 Class A Pass Through Trust	4.000%	4/29/26	8,573	8,809
	CSX Corp.	7.900%	5/1/17	2,795	3,277
	CSX Corp.	6.250%	3/15/18	2,850	3,312
	CSX Corp.	7.375%	2/1/19	35,150	43,015
	CSX Corp.	3.700%	10/30/20	670	712
	CSX Corp.	4.250%	6/1/21	2,550	2,779
	CSX Corp.	3.700%	11/1/23	2,000	2,058
	CSX Corp.	6.000%	10/1/36	5,969	7,237
	CSX Corp.	6.150%	5/1/37	2,585	3,198
	CSX Corp.	6.220%	4/30/40	6,455	8,093
	CSX Corp.	5.500%	4/15/41	5,000	5,755
	CSX Corp.	4.750%	5/30/42	5,115	5,358
	CSX Corp.	4.400%	3/1/43	18	18
	CSX Corp.	4.100%	3/15/44	9,550	9,015
3	Delta Air Lines 2007-1 Class A Pass Through Trust	6.821%	2/10/24	7,206	8,521
3	Delta Air Lines 2009-1 Class A Pass Through Trust	7.750%	12/17/19	6,991	8,214
3	Delta Air Lines 2010-2 Class A Pass Through Trust	4.950%	11/23/20	2,792	3,043
3	Delta Air Lines 2012-1 Class A Pass Through Trust	4.750%	11/7/21	695	754
	FedEx Corp.	2.625%	8/1/22	3,050	2,927
	FedEx Corp.	3.875%	8/1/42	1,800	1,613
3	Hawaiian Airlines 2013-1 Class A Pass Through
	Certificates	3.900%	1/15/26	8,325	8,283
	JB Hunt Transport Services Inc.	3.375%	9/15/15	10,100	10,402
	Kansas City Southern de Mexico SA de CV	2.350%	5/15/20	1,400	1,340
	Kansas City Southern de Mexico SA de CV	3.000%	5/15/23	6,455	6,049

74

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kansas City Southern Railway Co.	4.300%	5/15/43	5,700	5,367
	Norfolk Southern Corp.	5.750%	1/15/16	8,200	8,825
	Norfolk Southern Corp.	7.700%	5/15/17	5,125	6,040
	Norfolk Southern Corp.	5.750%	4/1/18	2,575	2,942
	Norfolk Southern Corp.	5.900%	6/15/19	9,350	10,946
	Norfolk Southern Corp.	3.250%	12/1/21	2,400	2,465
	Norfolk Southern Corp.	3.000%	4/1/22	70	70
	Norfolk Southern Corp.	2.903%	2/15/23	2,518	2,450
	Norfolk Southern Corp.	3.850%	1/15/24	2,000	2,079
	Norfolk Southern Corp.	5.590%	5/17/25	102	116
	Norfolk Southern Corp.	7.800%	5/15/27	4,400	5,955
	Norfolk Southern Corp.	7.250%	2/15/31	4,062	5,479
	Norfolk Southern Corp.	4.837%	10/1/41	15,418	16,376
	Norfolk Southern Corp.	7.900%	5/15/97	400	604
	Norfolk Southern Corp.	6.000%	5/23/11	9,175	10,906
	Norfolk Southern Railway Co.	9.750%	6/15/20	1,559	2,114
	Ryder System Inc.	7.200%	9/1/15	1,130	1,214
	Ryder System Inc.	3.600%	3/1/16	4,205	4,397
	Ryder System Inc.	5.850%	11/1/16	8,425	9,262
	Ryder System Inc.	3.500%	6/1/17	1,625	1,723
	Ryder System Inc.	2.500%	3/1/18	3,807	3,908
	Ryder System Inc.	2.450%	11/15/18	8,840	8,999
	Ryder System Inc.	2.350%	2/26/19	13,065	13,123
	Ryder System Inc.	2.550%	6/1/19	7,500	7,598
	Southwest Airlines Co.	5.250%	10/1/14	175	177
	Southwest Airlines Co.	5.750%	12/15/16	3,355	3,705
3	Southwest Airlines Co. 2007-1 Pass Through Trust	6.150%	2/1/24	1,018	1,176
3	UAL 2009-2A Pass Through Trust	9.750%	7/15/18	1,139	1,295
	Union Pacific Corp.	5.750%	11/15/17	5	6
	Union Pacific Corp.	5.700%	8/15/18	1,000	1,158
	Union Pacific Corp.	4.000%	2/1/21	200	217
	Union Pacific Corp.	4.163%	7/15/22	31,452	34,320
	Union Pacific Corp.	3.646%	2/15/24	1,375	1,430
	Union Pacific Corp.	6.625%	2/1/29	2,260	2,954
	Union Pacific Corp.	4.750%	9/15/41	6,325	6,852
	Union Pacific Corp.	4.250%	4/15/43	1,000	1,003
	Union Pacific Corp.	4.821%	2/1/44	5,304	5,810
	Union Pacific Corp.	4.850%	6/15/44	300	331
3	Union Pacific Railroad Co. 2007-3 Pass Through Trust	6.176%	1/2/31	1,145	1,342
3	United Airlines 2013-1 Class A Pass Through Trust	4.300%	2/15/27	6,475	6,783
3	United Airlines 2014-1 Class A Pass Through Trust	4.000%	10/11/27	9,425	9,649
	United Parcel Service Inc.	1.125%	10/1/17	2,500	2,498
	United Parcel Service Inc.	5.500%	1/15/18	2,395	2,732
	United Parcel Service Inc.	5.125%	4/1/19	4,875	5,583
	United Parcel Service Inc.	3.125%	1/15/21	7,956	8,287
	United Parcel Service Inc.	2.450%	10/1/22	11,490	11,152
	United Parcel Service Inc.	6.200%	1/15/38	20,500	26,660
	United Parcel Service Inc.	4.875%	11/15/40	300	335
	United Parcel Service Inc.	3.625%	10/1/42	3,768	3,464
	United Parcel Service of America Inc.	8.375%	4/1/20	10	13
3	US Airways 2012-1 Class A Pass Through Trust	5.900%	4/1/26	93	105
3	US Airways 2013-1 Class A Pass Through Trust	3.950%	5/15/27	1,725	1,764
3	US Airways Inc. 2012-2 Class A Pass Through Trust	4.625%	12/3/26	1,601	1,697
					16,545,584
Utilities (2.9%)
	Electric (1.8%)
	AEP Texas Central Co.	6.650%	2/15/33	2,675	3,438
	Alabama Power Co.	6.125%	5/15/38	18	23
	Alabama Power Co.	6.000%	3/1/39	145	184
	Alabama Power Co.	5.200%	6/1/41	2,800	3,253
	Alabama Power Co.	4.100%	1/15/42	4,875	4,850
	Alabama Power Co.	3.850%	12/1/42	1,250	1,198
	Ameren Illinois Co.	6.125%	11/15/17	1,419	1,640

75

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Ameren Illinois Co.	2.700%	9/1/22	5,231	5,147
Ameren Illinois Co.	4.800%	12/15/43	2,375	2,610
Ameren Illinois Co.	4.300%	7/1/44	3,300	3,299
American Electric Power Co. Inc.	1.650%	12/15/17	5,575	5,603
American Electric Power Co. Inc.	2.950%	12/15/22	4,850	4,721
Appalachian Power Co.	7.950%	1/15/20	350	447
Appalachian Power Co.	4.600%	3/30/21	3,875	4,295
Appalachian Power Co.	5.800%	10/1/35	1,475	1,760
Appalachian Power Co.	6.375%	4/1/36	2,800	3,528
Arizona Public Service Co.	8.750%	3/1/19	1,300	1,677
Arizona Public Service Co.	3.350%	6/15/24	2,625	2,649
Arizona Public Service Co.	5.500%	9/1/35	3,580	4,216
Arizona Public Service Co.	4.500%	4/1/42	6,618	6,874
Arizona Public Service Co.	4.700%	1/15/44	5,000	5,447
Atlantic City Electric Co.	7.750%	11/15/18	4,225	5,157
Baltimore Gas & Electric Co.	5.900%	10/1/16	3,525	3,909
Baltimore Gas & Electric Co.	3.500%	11/15/21	1,700	1,776
Baltimore Gas & Electric Co.	3.350%	7/1/23	2,400	2,435
Baltimore Gas & Electric Co.	6.350%	10/1/36	643	828
Berkshire Hathaway Energy Co.	1.100%	5/15/17	8,835	8,798
Berkshire Hathaway Energy Co.	5.750%	4/1/18	13,925	15,941
Berkshire Hathaway Energy Co.	2.000%	11/15/18	2,200	2,204
Berkshire Hathaway Energy Co.	3.750%	11/15/23	7,250	7,479
Berkshire Hathaway Energy Co.	8.480%	9/15/28	1,055	1,538
Berkshire Hathaway Energy Co.	6.125%	4/1/36	7,724	9,562
Berkshire Hathaway Energy Co.	5.950%	5/15/37	9,250	11,272
Berkshire Hathaway Energy Co.	6.500%	9/15/37	1,255	1,618
Berkshire Hathaway Energy Co.	5.150%	11/15/43	7,050	7,892
CenterPoint Energy Houston Electric LLC	2.250%	8/1/22	2,300	2,199
CenterPoint Energy Houston Electric LLC	6.950%	3/15/33	300	409
CenterPoint Energy Houston Electric LLC	3.550%	8/1/42	10,020	9,198
CenterPoint Energy Houston Electric LLC	4.500%	4/1/44	2,200	2,315
CenterPoint Energy Inc.	6.500%	5/1/18	70	82
Cleco Power LLC	6.500%	12/1/35	4,300	5,344
Cleco Power LLC	6.000%	12/1/40	4,075	4,984
Cleveland Electric Illuminating Co.	7.880%	11/1/17	2,742	3,295
Cleveland Electric Illuminating Co.	5.500%	8/15/24	4,515	5,256
CMS Energy Corp.	6.250%	2/1/20	3,476	4,119
CMS Energy Corp.	3.875%	3/1/24	2,475	2,558
CMS Energy Corp.	4.700%	3/31/43	6,300	6,450
CMS Energy Corp.	4.875%	3/1/44	2,200	2,308
Commonwealth Edison Co.	5.950%	8/15/16	11,630	12,835
Commonwealth Edison Co.	6.150%	9/15/17	13,670	15,704
Commonwealth Edison Co.	5.800%	3/15/18	2,985	3,424
Commonwealth Edison Co.	4.000%	8/1/20	1,925	2,078
Commonwealth Edison Co.	3.400%	9/1/21	3,000	3,123
Commonwealth Edison Co.	5.875%	2/1/33	590	720
Commonwealth Edison Co.	5.900%	3/15/36	3,086	3,822
Commonwealth Edison Co.	6.450%	1/15/38	9,223	12,288
Commonwealth Edison Co.	4.600%	8/15/43	3,315	3,553
Commonwealth Edison Co.	4.700%	1/15/44	7,925	8,590
Connecticut Light & Power Co.	2.500%	1/15/23	5,925	5,637
Connecticut Light & Power Co.	6.350%	6/1/36	5,100	6,659
Connecticut Light & Power Co.	4.300%	4/15/44	7,075	7,157
Consolidated Edison Co. of New York Inc.	5.375%	12/15/15	1,400	1,496
Consolidated Edison Co. of New York Inc.	5.500%	9/15/16	5,840	6,417
Consolidated Edison Co. of New York Inc.	5.850%	4/1/18	530	610
Consolidated Edison Co. of New York Inc.	7.125%	12/1/18	1,200	1,456
Consolidated Edison Co. of New York Inc.	6.650%	4/1/19	13,175	15,843
Consolidated Edison Co. of New York Inc.	4.450%	6/15/20	2,250	2,493
Consolidated Edison Co. of New York Inc.	5.300%	3/1/35	6,475	7,403
Consolidated Edison Co. of New York Inc.	5.850%	3/15/36	11,665	14,291
Consolidated Edison Co. of New York Inc.	6.200%	6/15/36	3,020	3,844
Consolidated Edison Co. of New York Inc.	6.750%	4/1/38	1,080	1,453

76

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Consolidated Edison Co. of New York Inc.	5.500%	12/1/39	50	59
	Consolidated Edison Co. of New York Inc.	5.700%	6/15/40	5,725	6,919
	Consolidated Edison Co. of New York Inc.	4.200%	3/15/42	18	18
	Consolidated Edison Co. of New York Inc.	4.450%	3/15/44	12,150	12,410
	Constellation Energy Group Inc.	4.550%	6/15/15	8,788	9,111
	Constellation Energy Group Inc.	5.150%	12/1/20	4,563	5,143
	Consumers Energy Co.	5.500%	8/15/16	1,800	1,974
	Consumers Energy Co.	6.125%	3/15/19	9,850	11,631
	Consumers Energy Co.	6.700%	9/15/19	5,350	6,504
	Consumers Energy Co.	2.850%	5/15/22	8,775	8,785
	Consumers Energy Co.	3.375%	8/15/23	2,450	2,518
	Consumers Energy Co.	3.950%	5/15/43	3,675	3,569
6	Dayton Power & Light Co.	1.875%	9/15/16	850	864
	Delmarva Power & Light Co.	3.500%	11/15/23	3,175	3,251
	Delmarva Power & Light Co.	4.000%	6/1/42	225	218
	Dominion Resources Inc.	5.150%	7/15/15	16,818	17,594
	Dominion Resources Inc.	2.250%	9/1/15	2,980	3,035
	Dominion Resources Inc.	1.950%	8/15/16	5,450	5,566
	Dominion Resources Inc.	1.400%	9/15/17	400	399
	Dominion Resources Inc.	6.000%	11/30/17	4,625	5,296
	Dominion Resources Inc.	6.400%	6/15/18	290	340
	Dominion Resources Inc.	8.875%	1/15/19	455	584
	Dominion Resources Inc.	4.450%	3/15/21	11,490	12,668
	Dominion Resources Inc.	6.300%	3/15/33	8,275	10,143
	Dominion Resources Inc.	5.250%	8/1/33	2,195	2,467
	Dominion Resources Inc.	5.950%	6/15/35	8,785	10,608
	Dominion Resources Inc.	4.900%	8/1/41	2,195	2,296
	Dominion Resources Inc.	4.050%	9/15/42	675	628
3	Dominion Resources Inc.	7.500%	6/30/66	3,775	4,096
	DTE Electric Co.	3.450%	10/1/20	1,700	1,798
	DTE Electric Co.	3.900%	6/1/21	575	619
	DTE Electric Co.	2.650%	6/15/22	5,975	5,872
	DTE Electric Co.	3.650%	3/15/24	17,150	17,784
	DTE Electric Co.	3.375%	3/1/25	8,125	8,199
	DTE Electric Co.	3.950%	6/15/42	7,835	7,527
	DTE Electric Co.	4.000%	4/1/43	6,375	6,183
	DTE Electric Co.	4.300%	7/1/44	375	379
	DTE Energy Co.	3.500%	6/1/24	4,425	4,461
	DTE Energy Co.	6.375%	4/15/33	4,425	5,599
	Duke Energy Carolinas LLC	4.300%	6/15/20	5,700	6,291
	Duke Energy Carolinas LLC	3.900%	6/15/21	400	434
	Duke Energy Carolinas LLC	6.000%	12/1/28	4,670	5,724
	Duke Energy Carolinas LLC	6.450%	10/15/32	1,575	2,024
	Duke Energy Carolinas LLC	6.100%	6/1/37	10,245	12,792
	Duke Energy Carolinas LLC	6.000%	1/15/38	5,676	7,213
	Duke Energy Carolinas LLC	6.050%	4/15/38	1,240	1,585
	Duke Energy Carolinas LLC	5.300%	2/15/40	2,845	3,338
	Duke Energy Carolinas LLC	4.250%	12/15/41	5,500	5,570
	Duke Energy Carolinas LLC	4.000%	9/30/42	570	552
	Duke Energy Corp.	2.150%	11/15/16	9,171	9,434
	Duke Energy Corp.	1.625%	8/15/17	7,375	7,444
	Duke Energy Corp.	2.100%	6/15/18	875	885
	Duke Energy Corp.	5.050%	9/15/19	11,200	12,714
	Duke Energy Corp.	3.550%	9/15/21	4,386	4,581
	Duke Energy Corp.	3.050%	8/15/22	9,330	9,288
	Duke Energy Florida Inc.	6.350%	9/15/37	10,725	14,179
	Duke Energy Florida Inc.	6.400%	6/15/38	7,250	9,643
	Duke Energy Florida Inc.	5.650%	4/1/40	1,000	1,232
	Duke Energy Indiana Inc.	6.050%	6/15/16	325	357
	Duke Energy Indiana Inc.	3.750%	7/15/20	50	53
	Duke Energy Indiana Inc.	6.120%	10/15/35	1,093	1,344
	Duke Energy Indiana Inc.	6.350%	8/15/38	8,100	10,664
	Duke Energy Indiana Inc.	6.450%	4/1/39	925	1,231
	Duke Energy Indiana Inc.	4.200%	3/15/42	2,875	2,879

77

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Duke Energy Indiana Inc.	4.900%	7/15/43	1,450	1,609
	Duke Energy Ohio Inc.	5.450%	4/1/19	908	1,046
	Duke Energy Progress Inc.	5.300%	1/15/19	36,625	41,892
	Duke Energy Progress Inc.	3.000%	9/15/21	4,300	4,389
	Duke Energy Progress Inc.	6.300%	4/1/38	5,599	7,394
	Duke Energy Progress Inc.	4.100%	5/15/42	18	18
	Duke Energy Progress Inc.	4.100%	3/15/43	400	395
	Duke Energy Progress Inc.	4.375%	3/30/44	6,775	7,056
	El Paso Electric Co.	6.000%	5/15/35	1,725	2,028
	Entergy Arkansas Inc.	3.750%	2/15/21	10,550	11,195
	Entergy Corp.	4.700%	1/15/17	3,125	3,364
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	3,725	4,214
	Entergy Gulf States Louisiana LLC	5.590%	10/1/24	1,387	1,639
	Entergy Louisiana LLC	4.050%	9/1/23	3,650	3,885
	Entergy Louisiana LLC	5.400%	11/1/24	1,225	1,432
	Entergy Mississippi Inc.	3.100%	7/1/23	1,645	1,638
	Entergy Texas Inc.	7.125%	2/1/19	7,875	9,521
	Exelon Corp.	4.900%	6/15/15	7,180	7,461
	Exelon Corp.	5.625%	6/15/35	1,805	2,028
	Exelon Generation Co. LLC	6.200%	10/1/17	5,255	5,998
	Exelon Generation Co. LLC	5.200%	10/1/19	20	23
	Exelon Generation Co. LLC	4.000%	10/1/20	8,291	8,756
	Exelon Generation Co. LLC	4.250%	6/15/22	14,038	14,641
	Exelon Generation Co. LLC	6.250%	10/1/39	1,193	1,396
	Exelon Generation Co. LLC	5.750%	10/1/41	225	248
	Exelon Generation Co. LLC	5.600%	6/15/42	2,276	2,458
	FirstEnergy Solutions Corp.	6.800%	8/15/39	1,203	1,289
	Florida Power & Light Co.	5.550%	11/1/17	670	762
	Florida Power & Light Co.	2.750%	6/1/23	7,625	7,498
	Florida Power & Light Co.	5.950%	10/1/33	225	283
	Florida Power & Light Co.	5.625%	4/1/34	3,870	4,729
	Florida Power & Light Co.	4.950%	6/1/35	560	631
	Florida Power & Light Co.	5.400%	9/1/35	5,650	6,717
	Florida Power & Light Co.	6.200%	6/1/36	4,900	6,344
	Florida Power & Light Co.	5.650%	2/1/37	4,460	5,508
	Florida Power & Light Co.	5.850%	5/1/37	2,045	2,575
	Florida Power & Light Co.	5.950%	2/1/38	9,800	12,366
	Florida Power & Light Co.	4.125%	2/1/42	10,150	10,123
	Georgia Power Co.	0.750%	8/10/15	10,675	10,704
	Georgia Power Co.	3.000%	4/15/16	3,400	3,540
	Georgia Power Co.	5.700%	6/1/17	16,444	18,524
	Georgia Power Co.	4.250%	12/1/19	20	22
	Georgia Power Co.	2.850%	5/15/22	8,650	8,612
	Georgia Power Co.	5.650%	3/1/37	325	387
	Georgia Power Co.	5.950%	2/1/39	2,000	2,480
	Georgia Power Co.	5.400%	6/1/40	4,040	4,695
	Georgia Power Co.	4.750%	9/1/40	4,400	4,694
	Georgia Power Co.	4.300%	3/15/42	12,770	12,788
	Great Plains Energy Inc.	4.850%	6/1/21	1,200	1,324
	Iberdrola International BV	6.750%	7/15/36	3,675	4,562
	Indiana Michigan Power Co.	7.000%	3/15/19	4,175	5,072
	Indiana Michigan Power Co.	3.200%	3/15/23	7,277	7,237
	Indiana Michigan Power Co.	6.050%	3/15/37	7,250	8,813
3	Integrys Energy Group Inc.	6.110%	12/1/66	4,990	5,121
	Interstate Power & Light Co.	6.250%	7/15/39	3,175	4,100
	ITC Holdings Corp.	4.050%	7/1/23	2,925	3,034
	ITC Holdings Corp.	3.650%	6/15/24	2,000	1,989
	ITC Holdings Corp.	5.300%	7/1/43	2,875	3,156
	Jersey Central Power & Light Co.	5.625%	5/1/16	8,900	9,588
	Jersey Central Power & Light Co.	5.650%	6/1/17	4,600	5,113
	Jersey Central Power & Light Co.	6.150%	6/1/37	5,650	6,462
3	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	2,532	2,651
	Kansas City Power & Light Co.	7.150%	4/1/19	2,450	3,016
	Kansas City Power & Light Co.	6.050%	11/15/35	1,725	2,071

78

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Kansas City Power & Light Co.	5.300%	10/1/41	5,493	6,159
	Kentucky Utilities Co.	1.625%	11/1/15	4,850	4,918
	Kentucky Utilities Co.	3.250%	11/1/20	3,550	3,693
	Kentucky Utilities Co.	5.125%	11/1/40	1,580	1,811
	Kentucky Utilities Co.	4.650%	11/15/43	11,650	12,466
	LG&E & KU Energy LLC	2.125%	11/15/15	3,200	3,245
	LG&E & KU Energy LLC	3.750%	11/15/20	11,800	12,457
	LG&E & KU Energy LLC	4.375%	10/1/21	75	80
	Louisville Gas & Electric Co.	5.125%	11/15/40	1,675	1,938
	Louisville Gas & Electric Co.	4.650%	11/15/43	8,125	8,751
	Metropolitan Edison Co.	7.700%	1/15/19	5,236	6,394
	MidAmerican Energy Co.	5.950%	7/15/17	1,825	2,075
	MidAmerican Energy Co.	5.300%	3/15/18	800	906
	MidAmerican Energy Co.	6.750%	12/30/31	9,000	11,996
	MidAmerican Energy Co.	5.750%	11/1/35	1,400	1,715
	MidAmerican Energy Co.	5.800%	10/15/36	275	340
	Mississippi Power Co.	4.250%	3/15/42	7,775	7,600
	National Rural Utilities Cooperative Finance Corp.	3.875%	9/16/15	6,750	7,022
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	500	557
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	6,585	7,461
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	21,930	29,552
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	6,175	6,227
6	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	2,526	2,553
	National Rural Utilities Cooperative Finance Corp.	4.023%	11/1/32	3,057	3,089
3	National Rural Utilities Cooperative Finance Corp.	4.750%	4/30/43	1,500	1,493
	Nevada Power Co.	6.500%	5/15/18	3,592	4,208
	Nevada Power Co.	7.125%	3/15/19	17,061	20,888
	Nevada Power Co.	6.650%	4/1/36	500	674
	Nevada Power Co.	6.750%	7/1/37	6,672	9,140
	Nevada Power Co.	5.375%	9/15/40	3,905	4,601
	Nevada Power Co.	5.450%	5/15/41	900	1,078
	NextEra Energy Capital Holdings Inc.	2.600%	9/1/15	2,000	2,046
	NextEra Energy Capital Holdings Inc.	7.875%	12/15/15	825	907
	NextEra Energy Capital Holdings Inc.	6.000%	3/1/19	20,650	24,010
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	7,375	7,422
	NextEra Energy Capital Holdings Inc.	2.700%	9/15/19	2,575	2,624
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	5,825	5,870
3	NextEra Energy Capital Holdings Inc.	6.350%	10/1/66	2,175	2,186
3	NextEra Energy Capital Holdings Inc.	6.650%	6/15/67	2,740	2,853
	Northern States Power Co.	1.950%	8/15/15	2,225	2,264
	Northern States Power Co.	5.250%	3/1/18	1,875	2,113
	Northern States Power Co.	5.250%	7/15/35	325	377
	Northern States Power Co.	6.250%	6/1/36	1,670	2,174
	Northern States Power Co.	6.200%	7/1/37	5,443	7,047
	Northern States Power Co.	5.350%	11/1/39	9,296	10,983
	Northern States Power Co.	4.850%	8/15/40	525	584
	Northern States Power Co.	3.400%	8/15/42	18	16
	NSTAR Electric Co.	5.625%	11/15/17	5,350	6,061
	NSTAR Electric Co.	2.375%	10/15/22	6,200	5,916
	NSTAR Electric Co.	5.500%	3/15/40	2,950	3,559
	NSTAR LLC	4.500%	11/15/19	6,535	7,198
	Oglethorpe Power Corp.	5.950%	11/1/39	1,700	2,088
	Oglethorpe Power Corp.	5.375%	11/1/40	4,800	5,475
	Oglethorpe Power Corp.	5.250%	9/1/50	18	20
	Ohio Power Co.	6.000%	6/1/16	3,275	3,593
	Ohio Power Co.	5.375%	10/1/21	1,550	1,810
	Ohio Power Co.	6.600%	2/15/33	1,500	1,934
	Ohio Power Co.	5.850%	10/1/35	5,468	6,622
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	2,925	3,634
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	2,000	1,919
	Oklahoma Gas & Electric Co.	4.550%	3/15/44	100	106
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	3,325	3,965
6	Oncor Electric Delivery Co. LLC	2.150%	6/1/19	5,150	5,165
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	1,750	1,880

79

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Oncor Electric Delivery Co. LLC	7.000%	9/1/22	5,496	7,020
Oncor Electric Delivery Co. LLC	7.000%	5/1/32	2,600	3,563
Oncor Electric Delivery Co. LLC	7.250%	1/15/33	3,680	5,168
Oncor Electric Delivery Co. LLC	7.500%	9/1/38	1,201	1,733
Oncor Electric Delivery Co. LLC	5.250%	9/30/40	325	377
Oncor Electric Delivery Co. LLC	5.300%	6/1/42	425	499
Pacific Gas & Electric Co.	5.625%	11/30/17	6,980	7,891
Pacific Gas & Electric Co.	3.500%	10/1/20	23,650	24,885
Pacific Gas & Electric Co.	4.250%	5/15/21	4,650	5,080
Pacific Gas & Electric Co.	3.250%	6/15/23	9,680	9,685
Pacific Gas & Electric Co.	3.750%	2/15/24	3,150	3,252
Pacific Gas & Electric Co.	6.050%	3/1/34	27,617	34,065
Pacific Gas & Electric Co.	5.800%	3/1/37	19,770	23,806
Pacific Gas & Electric Co.	6.350%	2/15/38	650	824
Pacific Gas & Electric Co.	6.250%	3/1/39	3,825	4,815
Pacific Gas & Electric Co.	5.400%	1/15/40	10	11
Pacific Gas & Electric Co.	4.450%	4/15/42	2,469	2,520
Pacific Gas & Electric Co.	3.750%	8/15/42	45	41
Pacific Gas & Electric Co.	4.600%	6/15/43	9,075	9,475
Pacific Gas & Electric Co.	4.750%	2/15/44	4,350	4,622
PacifiCorp	3.600%	4/1/24	6,450	6,679
PacifiCorp	7.700%	11/15/31	1,174	1,697
PacifiCorp	5.250%	6/15/35	100	116
PacifiCorp	5.750%	4/1/37	150	184
PacifiCorp	6.250%	10/15/37	10,335	13,405
PacifiCorp	6.000%	1/15/39	3,625	4,579
PacifiCorp	4.100%	2/1/42	4,845	4,773
Peco Energy Co.	1.200%	10/15/16	12,675	12,761
Peco Energy Co.	5.350%	3/1/18	675	763
Peco Energy Co.	2.375%	9/15/22	2,925	2,805
Pennsylvania Electric Co.	5.200%	4/1/20	5,400	5,981
Pennsylvania Electric Co.	6.150%	10/1/38	3,400	3,961
Pepco Holdings Inc.	2.700%	10/1/15	150	153
PG&E Corp.	2.400%	3/1/19	3,700	3,733
Potomac Electric Power Co.	3.600%	3/15/24	3,575	3,695
Potomac Electric Power Co.	6.500%	11/15/37	7,907	10,640
PPL Capital Funding Inc.	1.900%	6/1/18	1,225	1,224
PPL Capital Funding Inc.	3.400%	6/1/23	3,245	3,257
PPL Capital Funding Inc.	3.950%	3/15/24	2,000	2,073
PPL Capital Funding Inc.	4.700%	6/1/43	2,250	2,304
PPL Capital Funding Inc.	5.000%	3/15/44	7,725	8,260
PPL Electric Utilities Corp.	3.000%	9/15/21	1,075	1,096
PPL Electric Utilities Corp.	6.250%	5/15/39	5,552	7,225
PPL Electric Utilities Corp.	5.200%	7/15/41	3,190	3,719
PPL Electric Utilities Corp.	4.125%	6/15/44	2,175	2,169
Progress Energy Inc.	4.875%	12/1/19	4,035	4,533
Progress Energy Inc.	4.400%	1/15/21	5,900	6,470
Progress Energy Inc.	7.750%	3/1/31	1,885	2,661
Progress Energy Inc.	7.000%	10/30/31	500	661
Progress Energy Inc.	6.000%	12/1/39	6,720	8,389
PSEG Power LLC	5.500%	12/1/15	14,240	15,181
PSEG Power LLC	2.750%	9/15/16	4,400	4,560
PSEG Power LLC	5.125%	4/15/20	1,276	1,425
PSEG Power LLC	4.150%	9/15/21	4,269	4,496
PSEG Power LLC	8.625%	4/15/31	350	503
Public Service Co. of Colorado	5.800%	8/1/18	1,475	1,699
Public Service Co. of Colorado	5.125%	6/1/19	9,725	11,121
Public Service Co. of Colorado	3.200%	11/15/20	4,100	4,271
Public Service Co. of Colorado	2.250%	9/15/22	5,650	5,390
Public Service Co. of Colorado	6.250%	9/1/37	2,325	3,076
Public Service Co. of Colorado	4.750%	8/15/41	2,925	3,188
Public Service Co. of Colorado	3.600%	9/15/42	11,100	10,210
Public Service Co. of New Hampshire	3.500%	11/1/23	675	695
Public Service Co. of Oklahoma	5.150%	12/1/19	100	114

80

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Public Service Co. of Oklahoma	6.625%	11/15/37	4,675	6,069
Public Service Electric & Gas Co.	2.300%	9/15/18	6,200	6,351
Public Service Electric & Gas Co.	1.800%	6/1/19	2,050	2,033
Public Service Electric & Gas Co.	3.500%	8/15/20	500	530
Public Service Electric & Gas Co.	5.700%	12/1/36	3,000	3,689
Public Service Electric & Gas Co.	5.800%	5/1/37	4,600	5,704
Public Service Electric & Gas Co.	5.375%	11/1/39	5,972	7,111
Public Service Electric & Gas Co.	3.950%	5/1/42	14,575	14,187
Public Service Electric & Gas Co.	4.000%	6/1/44	2,200	2,147
Puget Energy Inc.	6.500%	12/15/20	3,200	3,867
Puget Energy Inc.	6.000%	9/1/21	2,840	3,352
Puget Sound Energy Inc.	7.020%	12/1/27	875	1,164
Puget Sound Energy Inc.	5.483%	6/1/35	805	953
Puget Sound Energy Inc.	6.274%	3/15/37	5,175	6,789
Puget Sound Energy Inc.	5.757%	10/1/39	2,675	3,328
Puget Sound Energy Inc.	5.795%	3/15/40	1,535	1,909
Puget Sound Energy Inc.	5.764%	7/15/40	1,700	2,112
Puget Sound Energy Inc.	5.638%	4/15/41	2,468	3,030
Puget Sound Energy Inc.	4.434%	11/15/41	3,900	4,080
San Diego Gas & Electric Co.	5.300%	11/15/15	2,100	2,235
San Diego Gas & Electric Co.	3.600%	9/1/23	7,175	7,486
San Diego Gas & Electric Co.	5.350%	5/15/35	1,200	1,420
San Diego Gas & Electric Co.	6.125%	9/15/37	18	23
San Diego Gas & Electric Co.	6.000%	6/1/39	755	963
San Diego Gas & Electric Co.	5.350%	5/15/40	10	12
San Diego Gas & Electric Co.	4.500%	8/15/40	2,470	2,619
San Diego Gas & Electric Co.	3.950%	11/15/41	8,575	8,308
San Diego Gas & Electric Co.	4.300%	4/1/42	45	46
SCANA Corp.	4.750%	5/15/21	2,775	3,030
SCANA Corp.	4.125%	2/1/22	1,075	1,123
Scottish Power Ltd.	5.810%	3/15/25	900	1,047
Sierra Pacific Power Co.	6.000%	5/15/16	4,925	5,402
Sierra Pacific Power Co.	3.375%	8/15/23	2,350	2,398
Sierra Pacific Power Co.	6.750%	7/1/37	4,250	5,730
South Carolina Electric & Gas Co.	6.500%	11/1/18	1,710	2,038
South Carolina Electric & Gas Co.	6.625%	2/1/32	5,725	7,617
South Carolina Electric & Gas Co.	5.300%	5/15/33	243	280
South Carolina Electric & Gas Co.	6.050%	1/15/38	3,600	4,564
South Carolina Electric & Gas Co.	5.450%	2/1/41	4,120	4,932
South Carolina Electric & Gas Co.	4.350%	2/1/42	7,418	7,634
South Carolina Electric & Gas Co.	4.600%	6/15/43	5,505	5,871
South Carolina Electric & Gas Co.	4.500%	6/1/64	2,700	2,737
Southern California Edison Co.	5.000%	1/15/16	1,175	1,254
Southern California Edison Co.	3.875%	6/1/21	26,950	29,052
Southern California Edison Co.	6.650%	4/1/29	2,056	2,647
Southern California Edison Co.	6.000%	1/15/34	6,035	7,574
Southern California Edison Co.	5.750%	4/1/35	2,348	2,881
Southern California Edison Co.	5.350%	7/15/35	4,400	5,163
Southern California Edison Co.	5.550%	1/15/36	1,400	1,670
Southern California Edison Co.	5.625%	2/1/36	6,925	8,326
Southern California Edison Co.	5.550%	1/15/37	6,975	8,326
Southern California Edison Co.	5.950%	2/1/38	463	583
Southern California Edison Co.	6.050%	3/15/39	410	521
Southern California Edison Co.	5.500%	3/15/40	118	142
Southern California Edison Co.	4.500%	9/1/40	6,075	6,371
Southern California Edison Co.	3.900%	12/1/41	300	289
Southern Co.	2.375%	9/15/15	2,000	2,044
Southern Power Co.	4.875%	7/15/15	2,450	2,561
Southern Power Co.	5.150%	9/15/41	11,090	12,249
Southwestern Electric Power Co.	5.550%	1/15/17	400	442
Southwestern Electric Power Co.	5.875%	3/1/18	1,167	1,329
Southwestern Electric Power Co.	6.450%	1/15/19	3,625	4,281
Southwestern Electric Power Co.	3.550%	2/15/22	6,954	7,135
Southwestern Electric Power Co.	6.200%	3/15/40	2,625	3,281

81

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Southwestern Public Service Co.	4.500%	8/15/41	2,900	3,073
	Tampa Electric Co.	6.100%	5/15/18	275	318
	Tampa Electric Co.	5.400%	5/15/21	2,262	2,631
	Tampa Electric Co.	2.600%	9/15/22	3,025	2,935
	Tampa Electric Co.	6.550%	5/15/36	3,000	3,955
	Tampa Electric Co.	4.350%	5/15/44	6,500	6,630
	TECO Finance Inc.	4.000%	3/15/16	2,650	2,791
	TECO Finance Inc.	6.572%	11/1/17	2,200	2,534
	TECO Finance Inc.	5.150%	3/15/20	3,367	3,798
	TransAlta Corp.	4.750%	1/15/15	1,575	1,610
	TransAlta Corp.	6.650%	5/15/18	1,325	1,502
	TransAlta Corp.	6.500%	3/15/40	650	677
	Tucson Electric Power Co.	5.150%	11/15/21	2,125	2,372
	UIL Holdings Corp.	4.625%	10/1/20	1,650	1,758
	Union Electric Co.	6.400%	6/15/17	20	23
	Union Electric Co.	6.700%	2/1/19	4,991	5,981
	Union Electric Co.	3.500%	4/15/24	7,100	7,257
	Union Electric Co.	5.300%	8/1/37	3,325	3,878
	Union Electric Co.	8.450%	3/15/39	1,725	2,818
	Union Electric Co.	3.900%	9/15/42	2,225	2,151
	Virginia Electric & Power Co.	5.400%	1/15/16	1,320	1,416
	Virginia Electric & Power Co.	5.400%	4/30/18	3,270	3,723
	Virginia Electric & Power Co.	5.000%	6/30/19	3,500	3,975
	Virginia Electric & Power Co.	2.950%	1/15/22	3,600	3,638
	Virginia Electric & Power Co.	3.450%	9/1/22	665	696
	Virginia Electric & Power Co.	3.450%	2/15/24	2,825	2,880
	Virginia Electric & Power Co.	6.000%	1/15/36	5,575	6,996
	Virginia Electric & Power Co.	6.000%	5/15/37	2,900	3,667
	Virginia Electric & Power Co.	6.350%	11/30/37	3,450	4,554
	Virginia Electric & Power Co.	8.875%	11/15/38	28	46
	Virginia Electric & Power Co.	4.000%	1/15/43	3,653	3,526
	Virginia Electric & Power Co.	4.650%	8/15/43	6,250	6,697
	Virginia Electric & Power Co.	4.450%	2/15/44	3,850	4,018
	Westar Energy Inc.	4.125%	3/1/42	8,378	8,315
	Westar Energy Inc.	4.100%	4/1/43	4,575	4,528
	Westar Energy Inc.	4.625%	9/1/43	875	940
	Western Massachusetts Electric Co.	3.500%	9/15/21	2,650	2,763
	Wisconsin Electric Power Co.	4.250%	12/15/19	4,600	5,080
	Wisconsin Electric Power Co.	2.950%	9/15/21	2,500	2,547
	Wisconsin Electric Power Co.	5.625%	5/15/33	1,025	1,238
	Wisconsin Electric Power Co.	5.700%	12/1/36	1,250	1,535
	Wisconsin Electric Power Co.	3.650%	12/15/42	418	384
	Wisconsin Electric Power Co.	4.250%	6/1/44	4,425	4,499
3	Wisconsin Energy Corp.	6.250%	5/15/67	15,665	16,272
	Wisconsin Power & Light Co.	2.250%	11/15/22	3,075	2,927
	Wisconsin Power & Light Co.	6.375%	8/15/37	4,875	6,441
	Wisconsin Public Service Corp.	3.671%	12/1/42	1,625	1,516
	Xcel Energy Inc.	0.750%	5/9/16	6,250	6,254
	Xcel Energy Inc.	5.613%	4/1/17	592	660
	Xcel Energy Inc.	4.700%	5/15/20	1,000	1,117
	Xcel Energy Inc.	6.500%	7/1/36	3,065	3,997
	Natural Gas (1.0%)
	AGL Capital Corp.	5.250%	8/15/19	800	901
	AGL Capital Corp.	3.500%	9/15/21	5,845	6,101
	AGL Capital Corp.	5.875%	3/15/41	2,560	3,144
	AGL Capital Corp.	4.400%	6/1/43	3,675	3,747
	Atmos Energy Corp.	8.500%	3/15/19	1,850	2,367
	Atmos Energy Corp.	5.500%	6/15/41	10,350	12,414
	Atmos Energy Corp.	4.150%	1/15/43	9,350	9,302
	Boardwalk Pipelines LP	5.500%	2/1/17	3,725	4,056
	Boardwalk Pipelines LP	5.750%	9/15/19	50	55
	Boardwalk Pipelines LP	3.375%	2/1/23	5,025	4,680
	British Transco Finance Inc.	6.625%	6/1/18	4,805	5,633

82

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Buckeye Partners LP	6.050%	1/15/18	360	407
	Buckeye Partners LP	2.650%	11/15/18	6,000	6,100
	Buckeye Partners LP	4.150%	7/1/23	3,075	3,165
	Buckeye Partners LP	5.850%	11/15/43	5,150	5,759
	CenterPoint Energy Resources Corp.	6.150%	5/1/16	5,350	5,862
	CenterPoint Energy Resources Corp.	4.500%	1/15/21	15,355	16,862
	CenterPoint Energy Resources Corp.	5.850%	1/15/41	9,250	11,237
	DCP Midstream LLC	8.125%	8/16/30	3,317	4,349
	DCP Midstream Operating LP	3.250%	10/1/15	3,325	3,424
	DCP Midstream Operating LP	2.500%	12/1/17	2,100	2,158
	DCP Midstream Operating LP	2.700%	4/1/19	3,400	3,446
	DCP Midstream Operating LP	4.950%	4/1/22	3,604	3,939
	DCP Midstream Operating LP	3.875%	3/15/23	6,419	6,486
	DCP Midstream Operating LP	5.600%	4/1/44	4,150	4,587
6	Dominion Gas Holdings LLC	3.550%	11/1/23	14,400	14,636
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	10,880	12,252
	El Paso Natural Gas Co. LLC	8.625%	1/15/22	6,755	8,871
	El Paso Natural Gas Co. LLC	8.375%	6/15/32	1,050	1,453
	El Paso Pipeline Partners Operating Co. LLC	6.500%	4/1/20	2,200	2,581
	El Paso Pipeline Partners Operating Co. LLC	5.000%	10/1/21	20,450	22,338
	El Paso Pipeline Partners Operating Co. LLC	4.300%	5/1/24	4,500	4,538
	El Paso Pipeline Partners Operating Co. LLC	7.500%	11/15/40	6,235	8,085
	El Paso Pipeline Partners Operating Co. LLC	4.700%	11/1/42	8,100	7,535
6	Enable Midstream Partners LP	2.400%	5/15/19	4,000	4,004
6	Enable Midstream Partners LP	3.900%	5/15/24	3,950	3,959
6	Enable Midstream Partners LP	5.000%	5/15/44	4,275	4,348
	Enbridge Energy Partners LP	6.500%	4/15/18	6,083	7,085
	Enbridge Energy Partners LP	9.875%	3/1/19	8,215	10,836
	Enbridge Energy Partners LP	7.500%	4/15/38	12,585	16,801
	Enbridge Energy Partners LP	5.500%	9/15/40	43	47
	Enbridge Inc.	5.600%	4/1/17	3,825	4,263
	Enbridge Inc.	3.500%	6/10/24	2,150	2,142
	Enbridge Inc.	4.500%	6/10/44	4,300	4,244
	Energy Transfer Partners LP	6.700%	7/1/18	190	223
	Energy Transfer Partners LP	9.000%	4/15/19	34,263	43,765
	Energy Transfer Partners LP	4.150%	10/1/20	8,813	9,318
	Energy Transfer Partners LP	4.650%	6/1/21	2,250	2,431
	Energy Transfer Partners LP	5.200%	2/1/22	4,925	5,453
	Energy Transfer Partners LP	3.600%	2/1/23	6,045	5,986
	Energy Transfer Partners LP	7.600%	2/1/24	4,822	6,055
	Energy Transfer Partners LP	8.250%	11/15/29	10	14
	Energy Transfer Partners LP	6.625%	10/15/36	2,235	2,645
	Energy Transfer Partners LP	7.500%	7/1/38	2,440	3,136
	Energy Transfer Partners LP	6.050%	6/1/41	2,475	2,801
	Energy Transfer Partners LP	6.500%	2/1/42	21,295	25,357
	EnLink Midstream Partners LP	2.700%	4/1/19	2,650	2,689
	EnLink Midstream Partners LP	4.400%	4/1/24	2,775	2,911
	EnLink Midstream Partners LP	5.600%	4/1/44	2,250	2,506
7	Enron Corp.	7.625%	9/10/04	1,600	—
7	Enron Corp.	6.625%	11/15/05	1,075	—
7	Enron Corp.	7.125%	5/15/07	6,846	1
7	Enron Corp.	6.875%	10/15/07	6,700	1
7	Enron Corp.	6.750%	8/1/09	5,145	1
	Enterprise Products Operating LLC	5.000%	3/1/15	3,185	3,281
	Enterprise Products Operating LLC	6.300%	9/15/17	13,200	15,235
	Enterprise Products Operating LLC	6.650%	4/15/18	5,950	7,015
	Enterprise Products Operating LLC	6.500%	1/31/19	6,929	8,222
	Enterprise Products Operating LLC	5.250%	1/31/20	805	919
	Enterprise Products Operating LLC	5.200%	9/1/20	160	183
	Enterprise Products Operating LLC	4.050%	2/15/22	225	239
	Enterprise Products Operating LLC	3.350%	3/15/23	7,450	7,459
	Enterprise Products Operating LLC	3.900%	2/15/24	2,600	2,686
	Enterprise Products Operating LLC	6.875%	3/1/33	5,393	6,973
	Enterprise Products Operating LLC	6.650%	10/15/34	5,825	7,397

83

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Enterprise Products Operating LLC	5.750%	3/1/35	4,700	5,429
	Enterprise Products Operating LLC	7.550%	4/15/38	2,969	4,097
	Enterprise Products Operating LLC	6.125%	10/15/39	5,260	6,405
	Enterprise Products Operating LLC	6.450%	9/1/40	743	937
	Enterprise Products Operating LLC	5.950%	2/1/41	690	820
	Enterprise Products Operating LLC	5.700%	2/15/42	9,028	10,492
	Enterprise Products Operating LLC	4.850%	8/15/42	5,648	5,832
	Enterprise Products Operating LLC	4.450%	2/15/43	6,118	5,981
	Enterprise Products Operating LLC	4.850%	3/15/44	7,750	8,009
	Enterprise Products Operating LLC	5.100%	2/15/45	7,000	7,486
3	Enterprise Products Operating LLC	8.375%	8/1/66	6,700	7,538
	Gulf South Pipeline Co. LP	4.000%	6/15/22	1,050	1,059
7	Internorth Inc.	9.625%	3/15/06	3,680	—
	KeySpan Corp.	8.000%	11/15/30	60	82
	Kinder Morgan Energy Partners LP	3.500%	3/1/16	300	313
	Kinder Morgan Energy Partners LP	6.000%	2/1/17	230	257
	Kinder Morgan Energy Partners LP	5.950%	2/15/18	19,400	22,142
	Kinder Morgan Energy Partners LP	2.650%	2/1/19	12,500	12,657
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	1,045	1,254
	Kinder Morgan Energy Partners LP	3.500%	3/1/21	10,350	10,489
	Kinder Morgan Energy Partners LP	5.800%	3/1/21	5,240	5,986
	Kinder Morgan Energy Partners LP	3.950%	9/1/22	650	664
	Kinder Morgan Energy Partners LP	3.450%	2/15/23	2,330	2,265
	Kinder Morgan Energy Partners LP	3.500%	9/1/23	9,063	8,797
	Kinder Morgan Energy Partners LP	7.400%	3/15/31	10	13
	Kinder Morgan Energy Partners LP	7.300%	8/15/33	2,465	3,122
	Kinder Morgan Energy Partners LP	5.800%	3/15/35	5,680	6,253
	Kinder Morgan Energy Partners LP	6.500%	2/1/37	20,690	24,266
	Kinder Morgan Energy Partners LP	6.950%	1/15/38	3,450	4,242
	Kinder Morgan Energy Partners LP	6.500%	9/1/39	5,120	6,039
	Kinder Morgan Energy Partners LP	6.550%	9/15/40	4,750	5,668
	Kinder Morgan Energy Partners LP	5.625%	9/1/41	9,350	9,993
	Kinder Morgan Energy Partners LP	5.000%	8/15/42	945	929
	Kinder Morgan Energy Partners LP	5.000%	3/1/43	4,900	4,855
	Kinder Morgan Energy Partners LP	5.500%	3/1/44	9,125	9,620
	Magellan Midstream Partners LP	6.400%	7/15/18	9,000	10,581
	Magellan Midstream Partners LP	6.550%	7/15/19	9,625	11,479
	Magellan Midstream Partners LP	4.250%	2/1/21	3,920	4,258
	Magellan Midstream Partners LP	6.400%	5/1/37	2,200	2,727
	Magellan Midstream Partners LP	4.200%	12/1/42	2,100	1,986
	National Fuel Gas Co.	6.500%	4/15/18	3,000	3,462
	National Fuel Gas Co.	4.900%	12/1/21	550	599
	National Fuel Gas Co.	3.750%	3/1/23	5,525	5,471
	National Grid plc	6.300%	8/1/16	8,800	9,743
	Nisource Finance Corp.	5.250%	9/15/17	940	1,048
	Nisource Finance Corp.	6.400%	3/15/18	13,975	16,185
	Nisource Finance Corp.	6.800%	1/15/19	1,250	1,492
	Nisource Finance Corp.	5.450%	9/15/20	1,615	1,848
	Nisource Finance Corp.	4.450%	12/1/21	3,750	4,059
	Nisource Finance Corp.	6.125%	3/1/22	525	620
	Nisource Finance Corp.	6.250%	12/15/40	8,875	10,639
	Nisource Finance Corp.	5.950%	6/15/41	4,215	4,893
	Nisource Finance Corp.	5.800%	2/1/42	10,810	12,378
	Nisource Finance Corp.	4.800%	2/15/44	1,050	1,060
6	ONE Gas Inc.	2.070%	2/1/19	3,750	3,754
6	ONE Gas Inc.	4.658%	2/1/44	1,525	1,640
	ONEOK Partners LP	3.250%	2/1/16	2,300	2,390
	ONEOK Partners LP	6.150%	10/1/16	4,540	5,057
	ONEOK Partners LP	8.625%	3/1/19	10,130	12,793
	ONEOK Partners LP	3.375%	10/1/22	100	99
	ONEOK Partners LP	6.650%	10/1/36	8,899	10,937
	ONEOK Partners LP	6.850%	10/15/37	1,575	1,983
	ONEOK Partners LP	6.125%	2/1/41	325	383
	Panhandle Eastern Pipe Line Co. LP	6.200%	11/1/17	8,050	9,153

84

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Panhandle Eastern Pipe Line Co. LP	7.000%	6/15/18	300	348
	Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	2,150	2,292
	Plains All American Pipeline LP / PAA Finance Corp.	6.125%	1/15/17	4,440	4,973
	Plains All American Pipeline LP / PAA Finance Corp.	6.500%	5/1/18	1,695	1,988
	Plains All American Pipeline LP / PAA Finance Corp.	8.750%	5/1/19	2,671	3,443
	Plains All American Pipeline LP / PAA Finance Corp.	5.750%	1/15/20	1,410	1,638
	Plains All American Pipeline LP / PAA Finance Corp.	5.000%	2/1/21	700	788
	Plains All American Pipeline LP / PAA Finance Corp.	3.650%	6/1/22	6,900	7,119
	Plains All American Pipeline LP / PAA Finance Corp.	2.850%	1/31/23	1,970	1,895
	Plains All American Pipeline LP / PAA Finance Corp.	6.700%	5/15/36	400	505
	Plains All American Pipeline LP / PAA Finance Corp.	6.650%	1/15/37	800	1,014
	Plains All American Pipeline LP / PAA Finance Corp.	5.150%	6/1/42	6,925	7,485
	Plains All American Pipeline LP / PAA Finance Corp.	4.300%	1/31/43	1,950	1,851
	Plains All American Pipeline LP / PAA Finance Corp.	4.700%	6/15/44	1,575	1,592
	Questar Corp.	2.750%	2/1/16	600	617
	Sempra Energy	6.500%	6/1/16	6,373	7,049
	Sempra Energy	2.300%	4/1/17	5,925	6,091
	Sempra Energy	6.150%	6/15/18	2,200	2,553
	Sempra Energy	9.800%	2/15/19	2,260	3,003
	Sempra Energy	2.875%	10/1/22	4,175	4,091
	Sempra Energy	4.050%	12/1/23	11,535	12,179
	Sempra Energy	6.000%	10/15/39	17,546	21,737
	Southern California Gas Co.	5.750%	11/15/35	960	1,200
	Southern California Gas Co.	3.750%	9/15/42	4,770	4,499
	Southern California Gas Co.	4.450%	3/15/44	2,400	2,539
6	Southern Natural Gas Co. LLC	5.900%	4/1/17	5,690	6,388
	Southern Natural Gas Co. LLC	8.000%	3/1/32	5,832	7,959
	Southern Natural Gas Co. LLC / Southern Natural
	Issuing Corp.	4.400%	6/15/21	3,575	3,872
	Spectra Energy Capital LLC	6.200%	4/15/18	14,085	16,197
	Spectra Energy Capital LLC	6.750%	2/15/32	3,050	3,495
	Spectra Energy Capital LLC	7.500%	9/15/38	300	389
	Spectra Energy Partners LP	2.950%	9/25/18	875	908
	Sunoco Logistics Partners Operations LP	5.500%	2/15/20	3,305	3,749
	Sunoco Logistics Partners Operations LP	3.450%	1/15/23	199	196
	Sunoco Logistics Partners Operations LP	6.850%	2/15/40	750	925
	Sunoco Logistics Partners Operations LP	6.100%	2/15/42	10,440	12,026
	Sunoco Logistics Partners Operations LP	4.950%	1/15/43	225	225
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	120	153
	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	1,342	1,851
	TransCanada PipeLines Ltd.	0.750%	1/15/16	400	401
	TransCanada PipeLines Ltd.	6.500%	8/15/18	16,650	19,808
	TransCanada PipeLines Ltd.	7.125%	1/15/19	900	1,096
	TransCanada PipeLines Ltd.	3.800%	10/1/20	12,900	13,912
	TransCanada PipeLines Ltd.	2.500%	8/1/22	14,325	13,821
	TransCanada PipeLines Ltd.	4.625%	3/1/34	4,500	4,785
	TransCanada PipeLines Ltd.	5.600%	3/31/34	3,055	3,584
	TransCanada PipeLines Ltd.	5.850%	3/15/36	13,985	16,669
	TransCanada PipeLines Ltd.	6.200%	10/15/37	8,035	10,197
	TransCanada PipeLines Ltd.	7.250%	8/15/38	2,167	3,022
	TransCanada PipeLines Ltd.	7.625%	1/15/39	7,354	10,633
	TransCanada PipeLines Ltd.	5.000%	10/16/43	6,975	7,611
3	TransCanada PipeLines Ltd.	6.350%	5/15/67	17,776	18,487
	Transcontinental Gas Pipe Line Co. LLC	5.400%	8/15/41	18	21
	Western Gas Partners LP	2.600%	8/15/18	5,850	6,007
	Western Gas Partners LP	5.450%	4/1/44	7,650	8,405
	Williams Cos. Inc.	7.875%	9/1/21	694	861
	Williams Cos. Inc.	4.550%	6/24/24	8,900	8,954
	Williams Cos. Inc.	7.500%	1/15/31	4,696	5,542
	Williams Cos. Inc.	7.750%	6/15/31	1,085	1,305
	Williams Cos. Inc.	8.750%	3/15/32	949	1,235
	Williams Cos. Inc.	5.750%	6/24/44	8,000	8,010
	Williams Partners LP / William Partners Finance Corp.	7.250%	2/1/17	11,225	12,845
	Williams Partners LP	5.250%	3/15/20	31,885	35,976

85

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Williams Partners LP	4.000%	11/15/21	2,600	2,723
Williams Partners LP	4.300%	3/4/24	2,550	2,643
Williams Partners LP	6.300%	4/15/40	3,240	3,841
Williams Partners LP	5.800%	11/15/43	1,550	1,747
Williams Partners LP	5.400%	3/4/44	2,000	2,135
Other Utility (0.1%)
American Water Capital Corp.	6.085%	10/15/17	7,220	8,185
American Water Capital Corp.	3.850%	3/1/24	8,050	8,324
American Water Capital Corp.	6.593%	10/15/37	5,670	7,519
United Utilities plc	5.375%	2/1/19	3,455	3,782
United Utilities plc	6.875%	8/15/28	850	1,013
Veolia Environnement SA	6.000%	6/1/18	5,495	6,238
Veolia Environnement SA	6.750%	6/1/38	2,381	2,916

				3,350,748

Total Corporate Bonds (Cost $27,963,999)				29,727,434

Sovereign Bonds (U.S. Dollar-Denominated) (5.7%)
African Development Bank	2.500%	3/15/16	750	777
African Development Bank	1.250%	9/2/16	6,850	6,947
African Development Bank	1.125%	3/15/17	7,350	7,410
African Development Bank	0.875%	5/15/17	3,000	2,992
African Development Bank	0.875%	3/15/18	9,150	9,030
African Development Bank	1.625%	10/2/18	22,350	22,439
Asian Development Bank	4.250%	10/20/14	5,875	5,948
Asian Development Bank	0.500%	8/17/15	18,450	18,489
Asian Development Bank	2.500%	3/15/16	18,375	19,025
Asian Development Bank	0.500%	6/20/16	3,425	3,425
Asian Development Bank	5.500%	6/27/16	5,225	5,738
Asian Development Bank	1.125%	3/15/17	20,100	20,264
Asian Development Bank	5.250%	6/12/17	600	675
Asian Development Bank	5.593%	7/16/18	3,528	4,053
Asian Development Bank	1.750%	9/11/18	21,325	21,620
Asian Development Bank	1.875%	10/23/18	13,850	14,102
Asian Development Bank	1.750%	3/21/19	3,670	3,695
Asian Development Bank	1.875%	4/12/19	6,000	6,051
Asian Development Bank	1.375%	3/23/20	12,500	12,061
Asian Development Bank	5.820%	6/16/28	18	23
Banco do Brasil SA	3.875%	1/23/17	12,176	12,649
Banco do Brasil SA	3.875%	10/10/22	2,975	2,798
Canada	0.875%	2/14/17	35,750	35,829
Canada	1.625%	2/27/19	1,000	1,001
China Development Bank Corp.	4.750%	10/8/14	3,700	3,739
China Development Bank Corp.	5.000%	10/15/15	1,450	1,521
CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/23	5,000	5,229
CNOOC Finance 2013 Ltd.	3.000%	5/9/23	6,250	5,898
CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	5,150	5,168
CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	38,200	39,145
Corp. Andina de Fomento	3.750%	1/15/16	11,025	11,521
Corp. Andina de Fomento	8.125%	6/4/19	18,800	23,678
Corp. Andina de Fomento	4.375%	6/15/22	20,544	21,909
Council Of Europe Development Bank	2.625%	2/16/16	6,900	7,146
Council Of Europe Development Bank	1.500%	2/22/17	12,850	13,074
Council Of Europe Development Bank	1.500%	6/19/17	3,300	3,352
Council Of Europe Development Bank	1.000%	3/7/18	13,500	13,375
Council Of Europe Development Bank	1.125%	5/31/18	12,600	12,493
8 Development Bank of Japan Inc.	4.250%	6/9/15	11,375	11,794
Ecopetrol SA	4.250%	9/18/18	3,015	3,240
Ecopetrol SA	7.625%	7/23/19	11,500	14,069
Ecopetrol SA	5.875%	9/18/23	18,735	21,059
Ecopetrol SA	5.875%	5/28/45	14,900	15,387
European Bank for Reconstruction & Development	2.750%	4/20/15	19,450	19,850
European Bank for Reconstruction & Development	1.625%	9/3/15	6,850	6,958
European Bank for Reconstruction & Development	2.500%	3/15/16	20,100	20,808

86

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	European Bank for Reconstruction & Development	1.375%	10/20/16	2,550	2,593
	European Bank for Reconstruction & Development	1.000%	2/16/17	5,050	5,076
	European Bank for Reconstruction & Development	0.750%	9/1/17	11,500	11,404
	European Bank for Reconstruction & Development	1.000%	6/15/18	5,300	5,231
	European Bank for Reconstruction & Development	1.000%	9/17/18	4,250	4,167
	European Bank for Reconstruction & Development	1.625%	11/15/18	9,300	9,353
	European Bank for Reconstruction & Development	1.750%	6/14/19	20,550	20,494
	European Bank for Reconstruction & Development	1.500%	3/16/20	9,000	8,790
	European Investment Bank	2.750%	3/23/15	20,800	21,178
	European Investment Bank	1.000%	7/15/15	15,765	15,893
	European Investment Bank	1.625%	9/1/15	19,725	20,040
	European Investment Bank	1.375%	10/20/15	19,325	19,584
	European Investment Bank	4.875%	2/16/16	19,250	20,646
	European Investment Bank	0.625%	4/15/16	37,700	37,817
	European Investment Bank	2.500%	5/16/16	31,450	32,637
	European Investment Bank	2.125%	7/15/16	22,200	22,920
	European Investment Bank	0.500%	8/15/16	29,575	29,500
	European Investment Bank	5.125%	9/13/16	19,100	20,981
	European Investment Bank	1.250%	10/14/16	23,825	24,159
	European Investment Bank	1.125%	12/15/16	18,500	18,654
	European Investment Bank	4.875%	1/17/17	30,625	33,764
	European Investment Bank	1.750%	3/15/17	41,825	42,851
	European Investment Bank	0.875%	4/18/17	15,250	15,231
	European Investment Bank	5.125%	5/30/17	45,555	51,040
	European Investment Bank	1.625%	6/15/17	5,500	5,614
	European Investment Bank	1.000%	8/17/17	21,225	21,225
	European Investment Bank	1.125%	9/15/17	26,575	26,646
	European Investment Bank	1.000%	12/15/17	20,400	20,297
	European Investment Bank	1.000%	3/15/18	16,275	16,106
	European Investment Bank	1.000%	6/15/18	5,350	5,262
	European Investment Bank	1.625%	12/18/18	23,075	23,171
	European Investment Bank	1.875%	3/15/19	77,000	77,646
	European Investment Bank	1.750%	6/17/19	51,900	51,806
	European Investment Bank	2.875%	9/15/20	18,600	19,441
	European Investment Bank	4.000%	2/16/21	30,025	33,311
	European Investment Bank	2.500%	4/15/21	43,000	43,745
	European Investment Bank	3.250%	1/29/24	18,500	19,221
	European Investment Bank	4.875%	2/15/36	335	400
	Export Development Canada	2.250%	5/28/15	3,600	3,667
	Export Development Canada	0.500%	9/15/15	9,725	9,756
	Export Development Canada	1.250%	10/27/15	300	304
	Export Development Canada	1.250%	10/26/16	12,750	12,899
9	Export Development Canada	1.000%	5/15/17	6,000	6,012
	Export Development Canada	0.750%	12/15/17	13,500	13,321
	Export Development Canada	1.500%	10/3/18	4,275	4,258
9	Export Development Canada	1.750%	8/19/19	8,200	8,188
	Export-Import Bank of Korea	4.125%	9/9/15	4,925	5,118
	Export-Import Bank of Korea	3.750%	10/20/16	11,550	12,229
	Export-Import Bank of Korea	4.000%	1/11/17	6,450	6,884
	Export-Import Bank of Korea	1.750%	2/27/18	16,725	16,626
	Export-Import Bank of Korea	2.875%	9/17/18	10,400	10,712
	Export-Import Bank of Korea	5.125%	6/29/20	5,700	6,440
	Export-Import Bank of Korea	4.000%	1/29/21	2,800	2,976
	Export-Import Bank of Korea	4.375%	9/15/21	3,925	4,263
	Export-Import Bank of Korea	5.000%	4/11/22	4,150	4,702
	Export-Import Bank of Korea	4.000%	1/14/24	34,750	36,920
	Federative Republic of Brazil	6.000%	1/17/17	33,030	36,729
3	Federative Republic of Brazil	8.000%	1/15/18	11,236	12,506
	Federative Republic of Brazil	5.875%	1/15/19	18,375	21,003
	Federative Republic of Brazil	8.875%	10/14/19	11,820	15,396
	Federative Republic of Brazil	4.875%	1/22/21	16,550	18,034
	Federative Republic of Brazil	2.625%	1/5/23	9,750	9,004
	Federative Republic of Brazil	8.875%	4/15/24	370	518
	Federative Republic of Brazil	8.875%	4/15/24	3,125	4,375

87

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Federative Republic of Brazil	4.250%	1/7/25	9,500	9,629
	Federative Republic of Brazil	8.750%	2/4/25	12,568	17,532
	Federative Republic of Brazil	10.125%	5/15/27	10,942	17,370
	Federative Republic of Brazil	8.250%	1/20/34	16,745	23,317
	Federative Republic of Brazil	7.125%	1/20/37	21,491	27,147
3	Federative Republic of Brazil	11.000%	8/17/40	13,537	15,107
	Federative Republic of Brazil	5.625%	1/7/41	35,375	37,918
	FMS Wertmanagement AoeR	0.625%	4/18/16	6,650	6,669
	FMS Wertmanagement AoeR	1.125%	10/14/16	13,600	13,739
	FMS Wertmanagement AoeR	1.000%	11/21/17	8,500	8,455
	FMS Wertmanagement AoeR	1.625%	11/20/18	22,250	22,321
	Hydro-Quebec	7.500%	4/1/16	2,155	2,407
	Hydro-Quebec	2.000%	6/30/16	26,495	27,201
	Hydro-Quebec	1.375%	6/19/17	3,700	3,723
	Hydro-Quebec	8.400%	1/15/22	8,195	10,864
	Hydro-Quebec	8.050%	7/7/24	3,310	4,585
	Hydro-Quebec	8.500%	12/1/29	825	1,234
	Inter-American Development Bank	2.250%	7/15/15	9,750	9,957
	Inter-American Development Bank	0.500%	8/17/15	8,450	8,468
	Inter-American Development Bank	4.250%	9/14/15	7,395	7,744
	Inter-American Development Bank	5.125%	9/13/16	6,900	7,581
	Inter-American Development Bank	1.375%	10/18/16	750	763
	Inter-American Development Bank	0.875%	11/15/16	14,000	14,038
	Inter-American Development Bank	1.125%	3/15/17	20,300	20,460
	Inter-American Development Bank	1.000%	7/14/17	20,050	20,020
	Inter-American Development Bank	2.375%	8/15/17	22,800	23,767
	Inter-American Development Bank	0.875%	3/15/18	12,650	12,484
	Inter-American Development Bank	1.750%	8/24/18	4,900	4,967
	Inter-American Development Bank	4.250%	9/10/18	2,950	3,290
	Inter-American Development Bank	1.125%	9/12/19	1,750	1,692
	Inter-American Development Bank	3.875%	9/17/19	57,490	63,397
	Inter-American Development Bank	3.875%	2/14/20	6,475	7,144
	Inter-American Development Bank	2.125%	11/9/20	9,500	9,492
	Inter-American Development Bank	3.000%	10/4/23	2,200	2,268
	Inter-American Development Bank	3.000%	2/21/24	34,200	35,202
	Inter-American Development Bank	7.000%	6/15/25	2,950	3,958
	Inter-American Development Bank	3.875%	10/28/41	45	45
	Inter-American Development Bank	3.200%	8/7/42	5,250	4,651
	Inter-American Development Bank	4.375%	1/24/44	2,200	2,403
	International Bank for Reconstruction & Development	2.375%	5/26/15	30,000	30,568
	International Bank for Reconstruction & Development	2.125%	3/15/16	47,425	48,802
	International Bank for Reconstruction & Development	5.000%	4/1/16	18,735	20,225
	International Bank for Reconstruction & Development	0.500%	4/15/16	35,275	35,313
	International Bank for Reconstruction & Development	1.000%	9/15/16	14,100	14,226
	International Bank for Reconstruction & Development	0.625%	10/14/16	18,000	17,981
	International Bank for Reconstruction & Development	0.875%	4/17/17	58,700	58,741
	International Bank for Reconstruction & Development	1.125%	7/18/17	2,350	2,360
	International Bank for Reconstruction & Development	1.375%	4/10/18	32,000	32,113
	International Bank for Reconstruction & Development	1.875%	3/15/19	64,800	65,538
	International Bank for Reconstruction & Development	2.125%	11/1/20	8,400	8,383
	International Bank for Reconstruction & Development	2.250%	6/24/21	22,350	22,446
	International Bank for Reconstruction & Development	7.625%	1/19/23	3,850	5,369
	International Bank for Reconstruction & Development	8.875%	3/1/26	1,050	1,632
	International Bank for Reconstruction & Development	4.750%	2/15/35	1,823	2,147
	International Finance Corp.	2.750%	4/20/15	10,375	10,590
	International Finance Corp.	2.250%	4/11/16	10,300	10,630
	International Finance Corp.	0.500%	5/16/16	2,750	2,752
	International Finance Corp.	0.625%	11/15/16	7,500	7,490
	International Finance Corp.	1.125%	11/23/16	31,500	31,794
	International Finance Corp.	1.000%	4/24/17	3,975	3,976
	International Finance Corp.	2.125%	11/17/17	16,875	17,406
	International Finance Corp.	0.625%	12/21/17	12,275	12,049
	International Finance Corp.	0.875%	6/15/18	700	685
	International Finance Corp.	1.250%	7/16/18	8,600	8,547

88

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	International Finance Corp.	1.750%	9/4/18	29,050	29,415
8	Japan Bank for International Cooperation	2.500%	1/21/16	6,300	6,504
8	Japan Bank for International Cooperation	2.500%	5/18/16	6,500	6,730
8	Japan Bank for International Cooperation	2.250%	7/13/16	12,125	12,532
8	Japan Bank for International Cooperation	1.125%	7/19/17	39,100	39,223
8	Japan Bank for International Cooperation	1.750%	7/31/18	13,500	13,623
8	Japan Bank for International Cooperation	1.750%	11/13/18	19,000	19,073
8	Japan Bank for International Cooperation	3.375%	7/31/23	6,600	6,932
8	Japan Bank for International Cooperation	3.000%	5/29/24	25,500	25,711
8	Japan Finance Organization for Municipalities	5.000%	5/16/17	4,050	4,499
8	Japan Finance Organization for Municipalities	4.000%	1/13/21	10,400	11,398
10	KFW	0.625%	4/24/15	48,225	48,409
10	KFW	0.500%	9/30/15	19,000	19,061
10	KFW	1.250%	10/26/15	12,025	12,176
10	KFW	2.625%	2/16/16	28,100	29,109
10	KFW	5.125%	3/14/16	36,950	39,893
10	KFW	0.500%	4/19/16	17,800	17,816
10	KFW	2.000%	6/1/16	40,200	41,353
10	KFW	0.500%	7/15/16	22,000	21,951
10	KFW	1.250%	10/5/16	33,225	33,693
10	KFW	0.625%	12/15/16	22,600	22,570
10	KFW	4.875%	1/17/17	780	860
10	KFW	1.250%	2/15/17	66,025	66,794
10	KFW	0.750%	3/17/17	36,100	35,831
10	KFW	0.875%	9/5/17	26,550	26,422
10	KFW	4.375%	3/15/18	18,650	20,716
10	KFW	4.500%	7/16/18	14,325	16,045
10	KFW	1.875%	4/1/19	13,110	13,245
10	KFW	4.875%	6/17/19	25,005	28,726
10	KFW	4.000%	1/27/20	43,850	48,638
10	KFW	2.750%	9/8/20	45,050	46,785
10	KFW	2.750%	10/1/20	18,750	19,468
10	KFW	2.375%	8/25/21	10,435	10,491
10	KFW	2.000%	10/4/22	23,500	22,640
10	KFW	2.125%	1/17/23	30,775	29,816
10	KFW	0.000%	4/18/36	14,450	6,770
10	KFW	0.000%	6/29/37	90	41
	Korea Development Bank	4.375%	8/10/15	6,275	6,515
	Korea Development Bank	3.250%	3/9/16	13,200	13,694
	Korea Development Bank	4.000%	9/9/16	4,250	4,508
	Korea Development Bank	3.875%	5/4/17	10,500	11,151
	Korea Development Bank	3.500%	8/22/17	5,400	5,694
	Korea Development Bank	1.500%	1/22/18	11,000	10,856
	Korea Development Bank	3.000%	3/17/19	5,400	5,563
	Korea Development Bank	3.750%	1/22/24	14,400	15,019
	Korea Finance Corp.	3.250%	9/20/16	11,100	11,585
	Korea Finance Corp.	2.250%	8/7/17	850	864
	Korea Finance Corp.	4.625%	11/16/21	5,975	6,561
	Landesbank Baden-Wuerttemberg	7.625%	2/1/23	1,000	1,269
10	Landwirtschaftliche Rentenbank	3.125%	7/15/15	12,505	12,878
10	Landwirtschaftliche Rentenbank	4.875%	11/16/15	9,250	9,825
10	Landwirtschaftliche Rentenbank	2.500%	2/15/16	2,675	2,763
10	Landwirtschaftliche Rentenbank	2.125%	7/15/16	11,150	11,504
10	Landwirtschaftliche Rentenbank	5.000%	11/8/16	5,456	6,001
10	Landwirtschaftliche Rentenbank	5.125%	2/1/17	9,795	10,871
10	Landwirtschaftliche Rentenbank	0.875%	9/12/17	11,825	11,760
10	Landwirtschaftliche Rentenbank	1.000%	4/4/18	7,200	7,138
10	Landwirtschaftliche Rentenbank	1.875%	9/17/18	12,500	12,712
10	Landwirtschaftliche Rentenbank	1.750%	4/15/19	3,400	3,406
10	Landwirtschaftliche Rentenbank	1.375%	10/23/19	10,450	10,239
	Nexen Energy ULC	6.200%	7/30/19	3,500	4,101
	Nexen Energy ULC	7.875%	3/15/32	9,965	13,417
	Nexen Energy ULC	5.875%	3/10/35	3,287	3,682
	Nexen Energy ULC	6.400%	5/15/37	9,960	12,016

89

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Nexen Energy ULC	7.500%	7/30/39	6,755	9,141
	Nordic Investment Bank	2.500%	7/15/15	9,200	9,414
	Nordic Investment Bank	2.250%	3/15/16	3,775	3,894
	Nordic Investment Bank	0.500%	4/14/16	8,600	8,612
	Nordic Investment Bank	5.000%	2/1/17	5,200	5,759
	Nordic Investment Bank	1.000%	3/7/17	1,650	1,659
	Nordic Investment Bank	0.750%	1/17/18	18,425	18,089
	Nordic Investment Bank	1.875%	6/14/19	13,500	13,593
	North American Development Bank	2.300%	10/10/18	2,138	2,163
	North American Development Bank	4.375%	2/11/20	2,600	2,765
	North American Development Bank	2.400%	10/26/22	6,000	5,723
11	Oesterreichische Kontrollbank AG	4.500%	3/9/15	185	190
11	Oesterreichische Kontrollbank AG	1.125%	7/6/15	2,500	2,522
11	Oesterreichische Kontrollbank AG	1.750%	10/5/15	5,800	5,905
11	Oesterreichische Kontrollbank AG	2.000%	6/3/16	10,700	10,997
11	Oesterreichische Kontrollbank AG	0.750%	12/15/16	15,700	15,692
11	Oesterreichische Kontrollbank AG	5.000%	4/25/17	20,045	22,316
11	Oesterreichische Kontrollbank AG	1.125%	5/29/18	8,200	8,127
3	Oriental Republic of Uruguay	4.500%	8/14/24	16,183	17,072
3	Oriental Republic of Uruguay	7.625%	3/21/36	3,520	4,752
3	Oriental Republic of Uruguay	4.125%	11/20/45	24,775	21,496
3	Oriental Republic of Uruguay	5.100%	6/18/50	8,440	8,292
	Pemex Project Funding Master Trust	5.750%	3/1/18	43,935	49,455
	Pemex Project Funding Master Trust	6.625%	6/15/35	23,431	27,624
	Pemex Project Funding Master Trust	6.625%	6/15/38	6,975	8,136
	Petrobras Global Finance BV	2.000%	5/20/16	8,550	8,584
	Petrobras Global Finance BV	4.875%	3/17/20	23,400	24,004
	Petrobras Global Finance BV	4.375%	5/20/23	1,000	961
	Petrobras Global Finance BV	6.250%	3/17/24	15,625	16,615
	Petrobras Global Finance BV	5.625%	5/20/43	5,475	4,900
	Petrobras Global Finance BV	7.250%	3/17/44	2,800	3,082
	Petrobras International Finance Co.	3.875%	1/27/16	24,200	24,938
	Petrobras International Finance Co.	6.125%	10/6/16	14,343	15,586
	Petrobras International Finance Co.	3.500%	2/6/17	17,400	17,880
	Petrobras International Finance Co.	5.875%	3/1/18	30,735	33,627
	Petrobras International Finance Co.	8.375%	12/10/18	10,250	12,215
	Petrobras International Finance Co.	7.875%	3/15/19	6,808	7,949
	Petrobras International Finance Co.	5.750%	1/20/20	13,122	14,023
	Petrobras International Finance Co.	5.375%	1/27/21	40,550	42,117
	Petrobras International Finance Co.	6.875%	1/20/40	16,325	16,958
	Petrobras International Finance Co.	6.750%	1/27/41	31,295	32,157
	Petroleos Mexicanos	3.500%	7/18/18	11,600	12,183
	Petroleos Mexicanos	8.000%	5/3/19	16,105	19,966
	Petroleos Mexicanos	6.000%	3/5/20	10,880	12,455
	Petroleos Mexicanos	5.500%	1/21/21	15,220	17,007
	Petroleos Mexicanos	4.875%	1/24/22	13,500	14,571
	Petroleos Mexicanos	3.500%	1/30/23	10,225	9,997
	Petroleos Mexicanos	4.875%	1/18/24	10,000	10,600
6	Petroleos Mexicanos	4.875%	1/18/24	4,200	4,452
3	Petroleos Mexicanos	2.290%	2/15/24	2,375	2,371
	Petroleos Mexicanos	6.500%	6/2/41	17,650	20,611
	Petroleos Mexicanos	5.500%	6/27/44	28,575	29,516
6	Petroleos Mexicanos	6.375%	1/23/45	23,350	27,010
6	Petronas Capital Ltd.	5.250%	8/12/19	525	596
	Province of British Columbia	2.850%	6/15/15	15,600	15,983
	Province of British Columbia	2.100%	5/18/16	21,900	22,503
	Province of British Columbia	1.200%	4/25/17	7,000	7,033
	Province of British Columbia	2.650%	9/22/21	1,620	1,632
	Province of British Columbia	2.000%	10/23/22	6,300	5,977
	Province of British Columbia	6.500%	1/15/26	260	342
	Province of Manitoba	2.625%	7/15/15	8,750	8,949
	Province of Manitoba	4.900%	12/6/16	13,400	14,737
	Province of Manitoba	1.300%	4/3/17	5,015	5,038
	Province of Manitoba	1.125%	6/1/18	950	940

90

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Province of Manitoba	1.750%	5/30/19	4,300	4,272
	Province of Manitoba	2.100%	9/6/22	6,000	5,745
	Province of Manitoba	3.050%	5/14/24	12,500	12,615
	Province of New Brunswick	2.750%	6/15/18	14,750	15,409
	Province of Nova Scotia	2.375%	7/21/15	8,690	8,865
	Province of Nova Scotia	5.125%	1/26/17	3,500	3,867
	Province of Ontario	1.875%	9/15/15	10,900	11,091
	Province of Ontario	4.750%	1/19/16	5,375	5,716
	Province of Ontario	5.450%	4/27/16	30,325	32,931
	Province of Ontario	2.300%	5/10/16	7,850	8,079
	Province of Ontario	1.000%	7/22/16	10,875	10,954
	Province of Ontario	1.600%	9/21/16	11,625	11,811
	Province of Ontario	1.100%	10/25/17	17,750	17,670
	Province of Ontario	3.150%	12/15/17	13,000	13,773
	Province of Ontario	1.200%	2/14/18	1,450	1,439
	Province of Ontario	3.000%	7/16/18	8,475	8,938
	Province of Ontario	2.000%	9/27/18	9,700	9,825
	Province of Ontario	2.000%	1/30/19	2,725	2,750
	Province of Ontario	1.650%	9/27/19	8,700	8,533
	Province of Ontario	4.000%	10/7/19	20,780	22,771
	Province of Ontario	4.400%	4/14/20	28,715	32,089
	Province of Ontario	2.450%	6/29/22	9,975	9,732
	Province of Ontario	3.200%	5/16/24	1,700	1,715
	Quebec	5.000%	3/1/16	305	327
	Quebec	5.125%	11/14/16	21,210	23,295
	Quebec	4.625%	5/14/18	12,585	14,052
	Quebec	3.500%	7/29/20	17,120	18,320
	Quebec	2.750%	8/25/21	16,875	16,992
	Quebec	2.625%	2/13/23	14,925	14,488
	Quebec	7.500%	7/15/23	450	597
	Quebec	7.125%	2/9/24	2,325	3,037
	Quebec	7.500%	9/15/29	9,860	14,023
6	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	350	422
	Region of Lombardy Italy	5.804%	10/25/32	6,458	6,705
	Republic of Chile	3.875%	8/5/20	9,350	10,015
	Republic of Chile	3.250%	9/14/21	2,700	2,780
	Republic of Chile	2.250%	10/30/22	8,925	8,389
	Republic of Chile	3.625%	10/30/42	8,300	7,281
	Republic of Colombia	7.375%	1/27/17	18,075	20,696
	Republic of Colombia	7.375%	3/18/19	13,450	16,349
	Republic of Colombia	11.750%	2/25/20	3,350	4,847
	Republic of Colombia	4.375%	7/12/21	14,675	15,739
3	Republic of Colombia	2.625%	3/15/23	25,000	23,370
	Republic of Colombia	4.000%	2/26/24	5,400	5,562
	Republic of Colombia	8.125%	5/21/24	6,440	8,662
	Republic of Colombia	7.375%	9/18/37	9,872	13,401
	Republic of Colombia	6.125%	1/18/41	26,025	31,125
3	Republic of Colombia	5.625%	2/26/44	9,300	10,370
	Republic of Finland	6.950%	2/15/26	1,905	2,480
	Republic of Italy	4.750%	1/25/16	24,850	26,355
	Republic of Italy	5.250%	9/20/16	33,126	36,093
	Republic of Italy	5.375%	6/12/17	9,050	10,006
	Republic of Italy	6.875%	9/27/23	10,265	13,081
	Republic of Italy	5.375%	6/15/33	16,595	19,406
	Republic of Korea	7.125%	4/16/19	18,013	22,198
	Republic of Korea	3.875%	9/11/23	14,600	15,627
	Republic of Korea	5.625%	11/3/25	425	527
	Republic of Korea	4.125%	6/10/44	11,150	11,743
	Republic of Panama	7.250%	3/15/15	80	83
	Republic of Panama	5.200%	1/30/20	16,125	17,939
	Republic of Panama	7.125%	1/29/26	22,150	28,020
	Republic of Panama	8.875%	9/30/27	650	926
	Republic of Panama	9.375%	4/1/29	6,545	9,703
3	Republic of Panama	6.700%	1/26/36	9,795	12,083

91

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Republic of Panama	4.300%	4/29/53	5,000	4,340
	Republic of Peru	7.125%	3/30/19	20,750	25,211
	Republic of Peru	7.350%	7/21/25	9,975	13,217
	Republic of Peru	8.750%	11/21/33	9,037	13,766
3	Republic of Peru	6.550%	3/14/37	10,835	13,571
	Republic of Peru	5.625%	11/18/50	17,395	19,461
	Republic of Philippines	8.375%	6/17/19	25,000	31,845
	Republic of Philippines	6.500%	1/20/20	4,600	5,486
	Republic of Philippines	4.000%	1/15/21	11,675	12,376
	Republic of Philippines	4.200%	1/21/24	21,650	22,976
	Republic of Philippines	10.625%	3/16/25	13,325	20,904
	Republic of Philippines	5.500%	3/30/26	11,325	13,052
	Republic of Philippines	9.500%	2/2/30	16,350	25,568
	Republic of Philippines	7.750%	1/14/31	16,600	22,929
	Republic of Philippines	6.375%	1/15/32	4,500	5,558
	Republic of Philippines	6.375%	10/23/34	35,350	44,541
	Republic of Philippines	5.000%	1/13/37	975	1,076
	Republic of Poland	3.875%	7/16/15	15,350	15,886
	Republic of Poland	5.000%	10/19/15	2,875	3,040
	Republic of Poland	6.375%	7/15/19	47,190	55,920
	Republic of Poland	5.125%	4/21/21	21,425	24,102
	Republic of Poland	5.000%	3/23/22	17,402	19,349
	Republic of Poland	3.000%	3/17/23	8,050	7,812
	Republic of Poland	4.000%	1/22/24	6,325	6,594
	Republic of South Africa	6.875%	5/27/19	14,875	17,193
	Republic of South Africa	5.500%	3/9/20	9,250	10,098
	Republic of South Africa	4.665%	1/17/24	17,175	17,485
	Republic of South Africa	5.875%	9/16/25	3,000	3,338
	Republic of South Africa	6.250%	3/8/41	6,900	7,948
	Republic of Turkey	7.000%	9/26/16	38,550	42,566
	Republic of Turkey	7.500%	7/14/17	22,000	25,023
	Republic of Turkey	6.750%	4/3/18	18,925	21,354
	Republic of Turkey	7.000%	3/11/19	23,650	27,212
	Republic of Turkey	7.000%	6/5/20	24,075	28,094
	Republic of Turkey	5.625%	3/30/21	2,675	2,918
	Republic of Turkey	5.125%	3/25/22	13,085	13,833
	Republic of Turkey	6.250%	9/26/22	23,000	26,028
	Republic of Turkey	5.750%	3/22/24	10,600	11,514
	Republic of Turkey	7.375%	2/5/25	30,575	37,123
	Republic of Turkey	11.875%	1/15/30	9,700	16,605
	Republic of Turkey	8.000%	2/14/34	2,600	3,417
	Republic of Turkey	6.875%	3/17/36	23,100	27,148
	Republic of Turkey	6.750%	5/30/40	14,700	17,126
	Republic of Turkey	6.000%	1/14/41	32,500	34,714
	Republic of Turkey	4.875%	4/16/43	13,400	12,583
	Republic of Turkey	6.625%	2/17/45	13,100	15,143
	State of Israel	5.500%	11/9/16	8,100	8,970
	State of Israel	5.125%	3/26/19	15,380	17,480
	State of Israel	4.000%	6/30/22	9,100	9,751
	State of Israel	3.150%	6/30/23	13,000	12,986
	State of Israel	4.500%	1/30/43	9,700	9,486
	Statoil ASA	1.800%	11/23/16	3,550	3,628
	Statoil ASA	3.125%	8/17/17	9,325	9,868
	Statoil ASA	1.200%	1/17/18	300	298
	Statoil ASA	1.950%	11/8/18	5,400	5,436
	Statoil ASA	5.250%	4/15/19	11,948	13,712
	Statoil ASA	2.900%	11/8/20	1,650	1,681
	Statoil ASA	3.150%	1/23/22	8,500	8,676
	Statoil ASA	2.450%	1/17/23	4,000	3,832
	Statoil ASA	7.750%	6/15/23	25	34
	Statoil ASA	2.650%	1/15/24	7,175	6,883
	Statoil ASA	3.700%	3/1/24	6,925	7,238
	Statoil ASA	7.250%	9/23/27	5,375	7,333
6	Statoil ASA	6.500%	12/1/28	975	1,265

92

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
Statoil ASA	7.150%	1/15/29	2,950	4,001
Statoil ASA	5.100%	8/17/40	6,310	7,151
Statoil ASA	4.250%	11/23/41	6,395	6,415
Statoil ASA	3.950%	5/15/43	5,680	5,453
Statoil ASA	4.800%	11/8/43	7,500	8,228
Svensk Exportkredit AB	0.625%	9/4/15	15,800	15,861
Svensk Exportkredit AB	1.750%	10/20/15	13,000	13,240
Svensk Exportkredit AB	0.625%	5/31/16	5,000	5,008
Svensk Exportkredit AB	2.125%	7/13/16	7,950	8,192
Svensk Exportkredit AB	5.125%	3/1/17	1,400	1,557
Svensk Exportkredit AB	1.750%	5/30/17	8,900	9,091
Svensk Exportkredit AB	1.875%	6/17/19	11,000	11,014
6 Temasek Financial I Ltd.	5.375%	11/23/39	225	265
United Mexican States	11.375%	9/15/16	5,300	6,503
United Mexican States	5.625%	1/15/17	36,525	40,573
United Mexican States	5.950%	3/19/19	9,500	11,068
United Mexican States	5.125%	1/15/20	17,700	20,059
United Mexican States	3.500%	1/21/21	17,750	18,425
United Mexican States	3.625%	3/15/22	15,450	16,019
United Mexican States	4.000%	10/2/23	38,082	39,979
United Mexican States	8.300%	8/15/31	18,025	26,483
United Mexican States	6.750%	9/27/34	35,786	46,115
United Mexican States	6.050%	1/11/40	7,641	9,246
United Mexican States	4.750%	3/8/44	68,842	70,030
United Mexican States	5.550%	1/21/45	13,650	15,546
United Mexican States	5.750%	10/12/10	12,130	12,863

Total Sovereign Bonds (Cost $6,519,395)				6,728,653

Taxable Municipal Bonds (1.0%)
Alameda County CA Joint Powers Authority Lease
Revenue	7.046%	12/1/44	200	262
American Municipal Power Ohio Inc. Revenue
(Hydroelectric Projects)	6.449%	2/15/44	50	61
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.834%	2/15/41	1,025	1,443
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.053%	2/15/43	1,000	1,224
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	5.939%	2/15/47	4,875	5,624
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	6.270%	2/15/50	1,775	2,185
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	7.499%	2/15/50	1,550	2,125
American Municipal Power Ohio Inc. Revenue (Prairie
State Energy Campus Project)	8.084%	2/15/50	7,725	11,536
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.793%	4/1/30	2,375	2,944
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.918%	4/1/40	4,075	5,500
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.263%	4/1/49	6,285	8,448
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	7.043%	4/1/50	1,000	1,437
Bay Area Toll Authority California Toll Bridge Revenue
(San Francisco Bay Area)	6.907%	10/1/50	7,530	10,684
California GO	5.750%	3/1/17	10,750	12,094
California GO	6.200%	3/1/19	1,400	1,663
California GO	6.200%	10/1/19	11,175	13,470
California GO	5.700%	11/1/21	24,250	29,112
California GO	7.500%	4/1/34	22,750	32,410
California GO	7.950%	3/1/36	550	671
California GO	7.550%	4/1/39	4,630	6,889
California GO	7.300%	10/1/39	6,010	8,464

93

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
California GO	7.350%	11/1/39	22,025	31,284
California GO	7.625%	3/1/40	13,375	19,671
California GO	7.600%	11/1/40	11,325	17,157
Central Puget Sound WA Regional Transit Authority
Sales & Use Tax Revenue	5.491%	11/1/39	1,510	1,804
Chicago IL Board of Education GO	6.319%	11/1/29	5,575	5,926
Chicago IL Board of Education GO	6.138%	12/1/39	650	661
Chicago IL GO	7.781%	1/1/35	1,860	2,288
Chicago IL GO	6.314%	1/1/44	7,000	7,740
Chicago IL Metropolitan Water Reclamation District GO	5.720%	12/1/38	10,350	12,417
Chicago IL O'Hare International Airport Revenue	6.845%	1/1/38	1,450	1,623
Chicago IL O'Hare International Airport Revenue	6.395%	1/1/40	1,500	1,917
Chicago IL Transit Authority Sales Tax Receipts
Revenue	6.200%	12/1/40	2,850	3,247
Chicago IL Transit Authority Transfer Tax Receipts
Revenue	6.899%	12/1/40	6,985	8,668
Chicago IL Wastewater Transmission Revenue	6.900%	1/1/40	1,700	2,002
Chicago IL Water Revenue	6.742%	11/1/40	2,150	2,572
Clark County NV Airport Revenue	6.881%	7/1/42	475	524
Clark County NV Airport Revenue	6.820%	7/1/45	20	27
Commonwealth Financing Authority Pennsylvania
Revenue	6.218%	6/1/39	6,375	7,639
Connecticut GO	5.090%	10/1/30	7,600	8,548
Connecticut GO	5.850%	3/15/32	6,610	8,068
Connecticut Special Tax Revenue (Transportation
Infrastructure)	5.459%	11/1/30	3,300	3,665
Cook County IL GO	6.229%	11/15/34	2,550	2,952
Curators of the University of Missouri System Facilities
Revenue	5.960%	11/1/39	3,000	3,758
Curators of the University of Missouri System Facilities
Revenue	5.792%	11/1/41	3,000	3,818
Dallas County TX Hospital District Revenue	5.621%	8/15/44	2,100	2,524
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	6,850	7,768
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	1,050	1,379
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	4,500	5,149
Dallas TX Independent School District GO	6.450%	2/15/35	3,850	4,477
Dartmouth College New Hampshire GO	4.750%	6/1/19	1,185	1,337
Denver CO City & County School District No. 1 COP	4.242%	12/15/37	215	210
Denver CO City & County School District No. 1 COP	7.017%	12/15/37	2,100	2,666
Denver CO City & County School District No. 1 GO	5.664%	12/1/33	1,325	1,552
District of Columbia Income Tax Revenue	5.591%	12/1/34	1,125	1,341
District of Columbia Income Tax Revenue	5.582%	12/1/35	1,600	1,914
District of Columbia Water & Sewer Authority Public
Utility Revenue	5.522%	10/1/44	700	831
East Baton Rouge LA Sewer Commission Revenue	6.087%	2/1/45	2,300	2,558
East Bay CA Municipal Utility District Water System
Revenue	5.874%	6/1/40	5,220	6,563
Energy Northwest Washington Electric Revenue
(Columbia Generating Station)	2.197%	7/1/19	4,000	3,999
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.107%	7/1/18	7,800	7,832
Florida Hurricane Catastrophe Fund Finance Corp.
Revenue	2.995%	7/1/20	12,350	12,465
George Washington University District of Columbia GO	3.485%	9/15/22	7,450	7,467
Georgia GO	4.503%	11/1/25	7,220	8,086
Georgia Municipal Electric Power Authority Revenue	6.637%	4/1/57	7,575	9,237
Georgia Municipal Electric Power Authority Revenue	6.655%	4/1/57	5,980	7,183
Georgia Municipal Electric Power Authority Revenue	7.055%	4/1/57	3,425	3,821
Houston TX Utility System Revenue	3.828%	5/15/28	3,050	3,200
Illinois GO	4.511%	3/1/15	11,650	11,965
Illinois GO	5.365%	3/1/17	15,925	17,400
Illinois GO	5.877%	3/1/19	8,295	9,278
Illinois GO	4.950%	6/1/23	13,275	14,013
Illinois GO	5.100%	6/1/33	46,414	46,508

94

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Illinois GO	6.630%	2/1/35	7,055	7,969
	Illinois GO	6.725%	4/1/35	5,275	6,061
	Illinois GO	7.350%	7/1/35	650	781
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	880	1,096
	Illinois Toll Highway Authority Revenue	5.851%	12/1/34	1,650	1,978
	Indianapolis IN Local Public Improvement Revenue	6.116%	1/15/40	9,700	12,273
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	3.985%	1/1/29	6,600	6,654
	JobsOhio Beverage System Statewide Liquor Profits
	Revenue	4.532%	1/1/35	4,175	4,321
	Kansas Department of Transportation Highway
	Revenue	4.596%	9/1/35	2,000	2,171
12	Kansas Development Finance Authority Revenue
	(Public Employees Retirement System)	5.501%	5/1/34	4,300	4,746
3	Kentucky Asset/Liability Commission General Fund
	Revenue	3.165%	4/1/18	518	539
	La Paz County AZ Industrial Development Authority
	Project Revenue (LCS Corrections Services, Inc.
	Project)	7.000%	3/1/34	2,350	2,325
	Las Vegas Valley Water District Nevada GO	7.013%	6/1/39	1,700	1,864
	Los Angeles CA Community College District GO	6.600%	8/1/42	4,325	5,930
	Los Angeles CA Community College District GO	6.750%	8/1/49	3,000	4,227
	Los Angeles CA Department of Airports International
	Airport Revenue	6.582%	5/15/39	20	25
	Los Angeles CA Department of Water & Power
	Revenue	5.716%	7/1/39	2,200	2,721
	Los Angeles CA Department of Water & Power
	Revenue	6.008%	7/1/39	6,350	7,676
	Los Angeles CA Department of Water & Power
	Revenue	6.166%	7/1/40	1,550	1,702
	Los Angeles CA Department of Water & Power
	Revenue	6.574%	7/1/45	2,700	3,776
	Los Angeles CA Department of Water & Power
	Revenue	6.603%	7/1/50	350	487
	Los Angeles CA Unified School District GO	5.750%	7/1/34	9,225	11,246
	Los Angeles CA Unified School District GO	6.758%	7/1/34	7,210	9,662
	Los Angeles County CA Metropolitan Transportation
	Authority Sales Tax Revenue	5.735%	6/1/39	5,200	6,215
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.488%	8/1/33	4,300	5,492
	Los Angeles County CA Public Works Financing
	Authority Lease Revenue	7.618%	8/1/40	2,250	3,016
	Maryland Transportation Authority Facilities Projects
	Revenue	5.888%	7/1/43	2,330	2,916
	Massachusetts GO	4.200%	12/1/21	5,000	5,408
	Massachusetts GO	4.500%	8/1/31	500	541
	Massachusetts GO	5.456%	12/1/39	4,600	5,442
	Massachusetts School Building Authority Dedicated
	Sales Tax Revenue	5.715%	8/15/39	2,550	3,108
	Massachusetts Transportation Fund Revenue	5.731%	6/1/40	1,000	1,251
	Massachusetts Water Pollution Abatement Trust	5.192%	8/1/40	2,825	3,146
	Metropolitan Government of Nashville & Davidson
	County TN Convention Center Authority Tourism Tax
	Revenue	6.731%	7/1/43	2,360	3,029
	Metropolitan Government of Nashville & Davidson
	County TN GO	5.707%	7/1/34	2,625	3,010
	Metropolitan Washington DC/VA Airports Authority
	Dulles Toll Road Revenue	7.462%	10/1/46	1,475	1,985
	Metropolitan Water District of Southern California
	Revenue	6.947%	7/1/40	1,670	1,959
	Mississippi GO	5.245%	11/1/34	1,375	1,566
	Missouri Highways & Transportation Commission Road
	Revenue	5.445%	5/1/33	1,650	1,929

95

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
13	New Jersey Economic Development Authority
	Revenue (State Pension Funding)	7.425%	2/15/29	15,150	19,773
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	5.754%	12/15/28	12,075	14,007
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.104%	12/15/28	14,355	15,990
	New Jersey Transportation Trust Fund Authority
	Transportation System Revenue	6.561%	12/15/40	585	760
14	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	200	204
14	New Jersey Turnpike Authority Revenue	4.252%	1/1/16	1,095	1,132
	New Jersey Turnpike Authority Revenue	7.414%	1/1/40	14,100	20,319
	New Jersey Turnpike Authority Revenue	7.102%	1/1/41	4,550	6,365
	New York City NY GO	6.646%	12/1/31	20	24
	New York City NY GO	6.246%	6/1/35	2,150	2,464
	New York City NY GO	5.968%	3/1/36	3,200	3,900
	New York City NY GO	5.985%	12/1/36	1,650	2,014
	New York City NY GO	5.517%	10/1/37	6,800	7,997
	New York City NY GO	6.271%	12/1/37	2,000	2,561
	New York City NY GO	5.846%	6/1/40	2,100	2,572
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.750%	6/15/41	1,435	1,795
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.724%	6/15/42	470	586
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.952%	6/15/42	2,900	3,726
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	6.011%	6/15/42	1,050	1,359
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.440%	6/15/43	4,400	5,267
	New York City NY Municipal Water Finance Authority
	Water & Sewer System Revenue	5.882%	6/15/44	15,445	19,662
	New York City NY Transitional Finance Authority
	Building Aid Revenue	6.828%	7/15/40	6,300	8,098
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.767%	8/1/36	2,125	2,595
	New York City NY Transitional Finance Authority Future
	Tax Revenue	5.508%	8/1/37	8,950	10,744
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	7.336%	11/15/39	9,755	14,162
	New York Metropolitan Transportation Authority
	Revenue (Dedicated Tax Fund)	6.089%	11/15/40	975	1,221
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.548%	11/15/31	700	878
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	5.871%	11/15/39	2,200	2,678
	New York Metropolitan Transportation Authority
	Revenue (Transit Revenue)	6.648%	11/15/39	4,170	5,491
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.500%	3/15/30	6,900	8,119
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.289%	3/15/33	3,150	3,649
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.628%	3/15/39	2,215	2,664
	New York State Dormitory Authority Revenue (Personal
	Income Tax)	5.389%	3/15/40	1,425	1,700
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.770%	3/15/39	5,875	7,050
	New York State Urban Development Corp. Revenue
	(Personal Income Tax)	5.838%	3/15/40	1,600	1,919
	New York University Hospitals Center GO	4.428%	7/1/42	3,500	3,300
	New York University Hospitals Center Revenue	5.750%	7/1/43	5,050	5,805
	North Texas Tollway Authority System Revenue	6.718%	1/1/49	7,070	9,710
	Ohio State University General Receipts Revenue	4.910%	6/1/40	4,410	4,992
	Ohio State University General Receipts Revenue	4.800%	6/1/11	2,675	2,764

96

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Ohio Water Development Authority Water Pollution
	Control Loan Fund Revenue	4.879%	12/1/34	2,550	2,823
	Orange County CA Local Transportation Authority Sales
	Tax Revenue	6.908%	2/15/41	2,090	2,830
	Oregon Department of Transportation Highway User
	Tax Revenue	5.834%	11/15/34	2,425	3,033
	Oregon GO	5.762%	6/1/23	1,950	2,287
	Oregon GO	5.892%	6/1/27	2,730	3,302
14	Oregon School Boards Association GO	4.759%	6/30/28	9,955	10,781
12	Oregon School Boards Association GO	5.528%	6/30/28	1,200	1,374
	Pennsylvania GO	4.650%	2/15/26	2,875	3,191
	Pennsylvania GO	5.350%	5/1/30	7,400	8,096
	Pennsylvania Public School Building Authority Lease
	Revenue (School District of Philadelphia)	5.000%	9/15/27	2,617	2,857
	Pennsylvania Turnpike Commission Revenue	6.105%	12/1/39	400	494
	Pennsylvania Turnpike Commission Revenue	5.511%	12/1/45	1,450	1,703
	Pennsylvania Turnpike Commission Revenue	5.561%	12/1/49	1,475	1,719
	Philadelphia PA Industrial Development Authority City
	Service Agreement Revenue	3.964%	4/15/26	2,285	2,268
	Phoenix AZ GO	5.269%	7/1/34	5	6
	Port Authority of New York & New Jersey Revenue	6.040%	12/1/29	2,550	3,172
	Port Authority of New York & New Jersey Revenue	5.647%	11/1/40	11,575	13,993
	Port Authority of New York & New Jersey Revenue	4.960%	8/1/46	6,300	7,118
	Port Authority of New York & New Jersey Revenue	5.310%	8/1/46	4,625	4,998
	Port Authority of New York & New Jersey Revenue	4.926%	10/1/51	1,200	1,327
	Port Authority of New York & New Jersey Revenue	4.458%	10/1/62	21,400	21,812
	President & Fellows of Harvard College Massachusetts
	GO	4.875%	10/15/40	7,750	8,736
	Princeton University New Jersey GO	5.700%	3/1/39	3,725	4,684
	Regional Transportation District of Colorado Sales Tax
	Revenue	5.844%	11/1/50	3,500	4,489
	Rutgers State University NJ Revenue	5.665%	5/1/40	3,225	3,912
	Salt River Project Arizona Agricultural Improvement &
	Power District Revenue	4.839%	1/1/41	1,900	2,157
	San Antonio TX Electric & Gas Systems Revenue	5.985%	2/1/39	4,335	5,577
	San Antonio TX Electric & Gas Systems Revenue	5.718%	2/1/41	2,725	3,340
	San Antonio TX Electric & Gas Systems Revenue	5.808%	2/1/41	4,650	5,840
	San Antonio TX Electric & Gas Systems Revenue	4.427%	2/1/42	5,500	5,768
	San Diego County CA Regional Airport Authority
	Revenue	5.594%	7/1/43	3,350	3,592
	San Diego County CA Regional Transportation
	Commission Sales Tax Revenue	5.911%	4/1/48	975	1,266
	San Diego County CA Water Authority Revenue	6.138%	5/1/49	1,820	2,361
	San Francisco CA City & County Public Utilities
	Commission Water Revenue	6.000%	11/1/40	4,950	6,253
	Santa Clara Valley CA Transportation Authority Sales
	Tax Revenue	5.876%	4/1/32	8,900	10,569
	South Carolina Public Service Authority Revenue	6.454%	1/1/50	2,900	3,749
	Stanford University California GO	4.250%	5/1/16	2,250	2,394
	Stanford University California GO	4.750%	5/1/19	20	23
	Texas GO	5.517%	4/1/39	4,520	5,648
	Texas Transportation Commission Revenue	5.028%	4/1/26	2,100	2,447
	Texas Transportation Commission Revenue	5.178%	4/1/30	5,035	5,930
	Texas Transportation Commission Revenue	4.631%	4/1/33	6,450	7,106
	Texas Transportation Commission Revenue	4.681%	4/1/40	2,750	3,021
	Tufts University Massachusetts GO	5.017%	4/15/12	8,425	8,536
	University of California Regents Medical Center
	Revenue	6.548%	5/15/48	4,250	5,475
	University of California Regents Medical Center
	Revenue	6.583%	5/15/49	2,575	3,339
	University of California Revenue	1.796%	7/1/19	7,000	6,922
	University of California Revenue	6.270%	5/15/31	500	551
	University of California Revenue	5.770%	5/15/43	1,220	1,492
	University of California Revenue	4.765%	5/15/44	5,350	5,540

97

Vanguard® Total Bond Market Index Fund
Schedule of Investments
June 30, 2014

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
University of California Revenue	5.946%	5/15/45	13,100	16,162
University of California Revenue	4.858%	5/15/12	18,000	18,263
University of Massachusetts Building Authority Revenue	5.450%	11/1/40	1,700	1,977
University of Southern California GO	5.250%	10/1/11	3,900	4,631
University of Texas System Revenue Financing System
Revenue	5.262%	7/1/39	1,650	1,971
University of Texas System Revenue Financing System
Revenue	6.276%	8/15/41	1,525	1,693
University of Texas System Revenue Financing System
Revenue	5.134%	8/15/42	100	118
University of Texas System Revenue Financing System
Revenue	4.794%	8/15/46	1,310	1,467
University of Virginia Revenue	6.200%	9/1/39	3,000	4,018
Utah GO	4.554%	7/1/24	2,525	2,827
Utah GO	3.539%	7/1/25	6,310	6,541
Utah Transit Authority Sales Tax Revenue	5.937%	6/15/39	400	503
Washington Convention Center Public Facilities District Revenue	6.790%	7/1/40	400	476
Washington GO	5.090%	8/1/33	9,025	10,382
Washington GO	5.481%	8/1/39	870	1,054
Washington GO	5.140%	8/1/40	6,035	7,099
12 Wisconsin GO	5.700%	5/1/26	2,800	3,268

Total Taxable Municipal Bonds (Cost $1,047,257)				1,211,555

			Shares

Temporary Cash Investment (3.9%)
Money Market Fund (3.9%)
15 Vanguard Market Liquidity Fund (Cost
$4,650,643)	0.111%		4,650,643,000	4,650,643

Total Investments (103.3%) (Cost $117,855,752)				121,806,213
Other Assets and Liabilities—Net (-3.3%)				(3,900,670)
Net Assets (100%)				117,905,543

_______________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
__________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________________
1 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal
Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 Includes securities purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of June 30, 2014.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2014, the aggregate value of these securities was $402,564,000, representing
0.3% of net assets.
7 Non-income-producing security—security in default.
8 Guaranteed by the Government of Japan.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Federal Republic of Germany.
11 Guaranteed by the Republic of Austria.
12 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
13 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
14 Scheduled principal and interest payments are guaranteed by AMBAC (Ambac Assurance Corporation).
15 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown isthe
7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

98

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99

© 2014 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA842 082014

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD BOND INDEX FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: August 20, 2014
VANGUARD BOND INDEX FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: August 20, 2014

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number
2-17620, Incorporated by Reference.